Form 10-K, Exhibit 13
period 2002-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2002-07-12
CIK 879555

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III L.P. -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2002 AND 2001

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman

Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6100

(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners

Boston Capital Tax Credit Fund III L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2002 and 2001, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2001.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund III L.P. owns a limited partnership interest.  Investments in such partnerships comprise the following percentages of the assets as of March 31, 2002 and 2001, and the limited partnership loss for each of the three years ended March 31, 2002: Total, 26% and 32% of the assets as of March 31, 2002 and 2001, respectively, and 24%, 27%, and 28% of the operating limited partnership loss for years ended March 31, 2002, 2001 and 2000, respectively; of the assets for Series 15 as of March 31, 2002 and 2001, 12% and 14%, respectively, of the operating limited partnership loss for Series 15 for the years ended March 31, 2002, 2001 and 2000, 6%, 28% and 25%, respectively; of the assets for Series 16 as of March 31, 2002 and 2001, 19% and 28%, respectively, of the limited partnership loss for Series 16 for the years ended March 31, 2002, 2001 and 2000, 31%, 22%, and 23%, respectively; of the assets for Series 17 as of March 31, 2002 and 2001, 30% and 33%, respectively, of the limited partnership loss for Series 17 for the years ended March 31, 2002, 2001 and 2000, 26%, 33% and 31%, respectively; of the assets for Series 18 as of March 31, 2002 and 2001, 24% and 33%, respectively, of the operating limited partnership loss for Series 18 for the years ended March 31, 2002, 2001 and 2000, 24%, 24% and 29%, respectively; and of the assets for Series 19 as of March 31, 2002 and 2001, 39% and 45%, respectively, and of the operating limited partnership loss for Series 19 for the years ended March 31, 2002, 2001 and 2000, 21%, 33% and 34%, respectively.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2002 and 2001, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K, Item 14(a) of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19 as of March 31, 2002.  In our opinion, the schedule presents fairly, in all material respects, the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland

June 24, 2002

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2002 and 2001

	Total
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and D)	$75,098,878	$85,319,858

OTHER ASSETS
Cash and cash equivalents (notes A and H)	2,273,043	1,122,380
Investments (note A and B)	—	1,465,643
Notes receivable (note E)	1,309,982	1,309,982
Deferred acquisition costs, net of accumulated amortization (note A)	1,405,559	1,474,454
Other assets (note F)	2,971,523	3,032,043

	$83,058,985	$93,724,360

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$4,553	$4,553
Accounts payable - affiliates (note C)	16,790,272	15,040,788
Capital contributions payable (note D)	1,384,034	1,384,034

	18,178,859	16,429,375

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2002 and 2001	66,120,988	78,411,698
General partner	(1,240,862)	(1,116,713)

	64,880,126	77,294,985

	$83,058,985	$93,724,360

	Series 15
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and D)	$9,478,582	$10,617,785

OTHER ASSETS
Cash and cash equivalents (notes A and H)	444,415	229,627
Investments (notes A and B)	—	286,218
Notes receivable (note E)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	215,488	226,000
Other assets (note F)	793,901	799,327

	$10,932,386	$12,158,957

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable - affiliates (note C)	4,666,517	4,218,465
Capital contributions payable (note D)	16,206	16,206

	4,683,868	4,235,816

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2002 and 2001	6,518,704	8,176,581
General partner	(270,186)	(253,440)

	6,248,518	7,923,141

	$10,932,386	$12,158,957

	Series 16
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and D)	$17,545,233	$20,493,977

OTHER ASSETS
Cash and cash equivalents (notes A and H)	489,893	113,123
Investments (notes A and B)	—	535,809
Notes receivable (note E)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	345,471	362,321
Other assets (note F)	119,178	138,036

	$18,499,775	$21,643,266

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note C)	3,803,006	3,411,025
Capital contributions payable (note D)	138,506	138,506

	3,941,512	3,549,531

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2002 and 2001	14,879,290	18,379,407
General partner	(321,027)	(285,672)

	14,558,263	18,093,735

	$18,499,775	$21,643,266

	Series 17
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and D)	$16,878,320	$19,483,775

OTHER ASSETS
Cash and cash equivalents (notes A and H)	491,940	397,129
Investments (notes A and B)	—	—
Notes receivable (note E)	1,309,982	1,309,982
Deferred acquisition costs, net of accumulated amortization (note A)	310,998	326,548
Other assets (note F)	1,964,133	1,985,681

	$20,955,373	$23,503,115

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note C)	5,174,295	4,633,143
Capital contributions payable (note D)	1,186,768	1,186,768

	6,361,063	5,819,911

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2002 and 2001	14,878,047	17,936,052
General partner	(283,737)	(252,848)

	14,594,310	17,683,204

	$20,955,373	$23,503,115

	Series 18
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and D)	$12,586,199	$14,578,072

OTHER ASSETS
Cash and cash equivalents (notes A and H)	365,987	238,396
Investments (notes A and B)	—	107,824
Notes receivable (note E)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	234,917	246,330
Other assets (note F)	89,184	93,007

	$13,276,287	$15,263,629

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note C)	2,200,833	1,893,885
Capital contributions payable (note D)	18,554	18,554

	2,219,387	1,912,439

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2002 and 2001	11,256,559	13,527,906
General partner	(199,659)	(176,716)

	11,056,900	13,351,190

	$13,276,287	$15,263,629

	Series 19
	2002	2001
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and D)	$18,610,544	$20,146,249

OTHER ASSETS
Cash and cash equivalents (notes A and H)	480,808	144,105
Investments (notes A and B)	—	535,792
Notes receivable (note E)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	298,685	313,255
Other assets (note F)	5,127	15,992

	$19,395,164	$21,155,393

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$3,408	$3,408
Accounts payable - affiliates (note C)	945,621	884,270
Capital contributions payable (note D)	24,000	24,000

	973,029	911,678

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2002 and 2001	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2002 and 2001	18,588,388	20,391,752
General partner	(166,253)	(148,037)

	18,422,135	20,243,715

	$19,395,164	$21,155,393

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2002, 2001 and 2000

	Total
	2002	2001	2000
Income
Interest income	$74,280	$130,940	$153,788
Other income	33,955	28,749	53,223

Total income	108,235	159,689	207,011

Share of losses from operating limited partnerships (note A)	(9,965,195)	(10,571,206)	(11,654,615)

Expenses
Professional fees	205,912	160,176	235,493
Partnership management fee (note C)	2,132,151	2,238,315	2,173,531
Amortization (note A)	68,895	68,895	69,065
Impairment loss (note A)	—	371,241	—
General and administrative expenses (note C)	150,941	160,213	169,206

	2,557,899	2,998,840	2,647,295

NET LOSS (note A)	$(12,414,859)	$(13,410,357)	$(14,094,899)

Net loss allocated to general partner	$(124,149)	$(134,105)	$(140,950)

Net loss allocated to assignees	$(12,290,710)	$(13,276,252)	$(13,953,949)

Net loss per BAC	$(0.56)	$(0.60)	$(0.63)

	Series 15
	2002	2001	2000
Income
Interest income	$14,572	$19,446	$16,568
Other income	3,601	5,709	14,516

Total income	18,173	25,155	31,084

Share of losses from operating limited partnerships (note A)	(1,135,906)	(1,658,127)	(1,847,663)

Expenses
Professional fees	48,911	35,172	52,114
Partnership management fee (note C)	468,582	466,782	465,704
Amortization (note A)	10,512	10,512	10,512
Impairment loss (note A)	—	—	—
General and administrative expenses (note C)	28,885	27,638	32,819

	556,890	540,104	561,149

NET LOSS (note A)	$(1,674,623)	$(2,173,076)	$(2,377,728)

Net loss allocated to general partner	$(16,746)	$(21,731)	$(23,777)

Net loss allocated to assignees	$(1,657,877)	$(2,151,345)	$(2,353,951)

Net loss per BAC	$(0.43)	$(0.56)	$(0.61)

	Series 16
	2002	2001	2000
Income
Interest income	$20,009	$42,546	$46,320
Other income	7,154	5,986	8,090

Total income	27,163	48,532	54,410

Share of losses from operating limited partnerships (note A)	(2,846,137)	(3,014,107)	(3,135,372)

Expenses
Professional fees	51,438	36,161	56,047
Partnership management fee (note C)	611,255	624,209	582,042
Amortization (note A)	16,850	16,850	16,850
Impairment loss (note A)	—	371,241	—
General and administrative expenses (note C)	36,955	37,138	42,461

	716,498	1,085,599	697,400

NET LOSS (note A)	$(3,535,472)	$(4,051,174)	$(3,778,362)

Net loss allocated to general partner	$(35,355)	$(40,512)	$(37,784)

Net loss allocated to assignees	$(3,500,117)	$(4,010,662)	$(3,740,578)

Net loss per BAC	$(0.64)	$(0.74)	$(0.69)

	Series 17
	2002	2001	2000
Income
Interest income	$7,916	$11,952	$13,632
Other income	17,200	10,454	12,300

Total income	25,116	22,406	25,932

Share of losses from operating limited partnerships (note A)	(2,563,245)	(2,174,336)	(2,934,896)

Expenses
Professional fees	54,464	35,527	49,816
Partnership management fee (note C)	447,301	489,649	501,485
Amortization (note A)	15,550	15,550	15,550
Impairment loss (note A)	—	—	—
General and administrative expenses (note C)	33,450	45,296	38,448

	550,765	586,022	605,299

NET LOSS (note A)	$(3,088,894)	$(2,737,952)	$(3,514,263)

Net loss allocated to general partner	$(30,889)	$(27,380)	$(35,143)

Net loss allocated to assignees	$(3,058,005)	$(2,710,572)	$(3,479,120)

Net loss per BAC	$(0.61)	$(0.54)	$(0.70)

	Series 18
	2002	2001	2000
Income
Interest income	$7,069	$13,094	$16,473
Other income	2,850	2,400	2,550

Total income	9,919	15,494	19,023

Share of losses from operating limited partnerships (note A)	(1,959,500)	(2,034,920)	(2,164,126)

Expenses
Professional fees	27,730	26,998	36,901
Partnership management fee (note C)	281,041	336,755	331,660
Amortization (note A)	11,413	11,413	11,413
Impairment loss (note A)	—	—	—
General and administrative expenses (note C)	24,525	23,481	26,074

	344,709	398,647	406,048

NET LOSS (note A)	$(2,294,290)	$(2,418,073)	$(2,551,151)

Net loss allocated to general partner	$(22,943)	$(24,181)	$(25,512)

Net loss allocated to assignees	$(2,271,347)	$(2,393,892)	$(2,525,639)

Net loss per BAC	$(0.63)	$(0.66)	$(0.70)

	Series 19
	2002	2001	2000
Income
Interest income	$24,714	$43,902	$60,795
Other income	3,150	4,200	15,767

Total income	27,864	48,102	76,562

Share of losses from operating limited partnerships (note A)	(1,460,407)	(1,689,716)	(1,572,558)

Expenses
Professional fees	23,369	26,318	40,615
Partnership management fee (note C)	323,972	320,920	292,640
Amortization (note A)	14,570	14,570	14,740
Impairment loss (note A)	—	—	—
General and administrative expenses (note C)	27,126	26,660	29,404

	389,037	388,468	377,399

NET LOSS (note A)	$(1,821,580)	$(2,030,082)	$(1,873,395)

Net loss allocated to general partner	$(18,216)	$(20,301)	$(18,734)

Net loss allocated to assignees	$(1,803,364)	$(2,009,781)	$(1,854,661)

Net loss per BAC	$(0.44)	$(0.49)	$(0.45)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2002, 2001 and 2000

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$105,641,899	$(841,658)	$104,800,241

Net loss	(13,953,949)	(140,950)	(14,094,899)

Partners’ capital (deficit), March 31, 2000	91,687,950	(982,608)	90,705,342

Net loss	(13,276,252)	(134,105)	(13,410,357)

Partners’ capital (deficit), March 31, 2001	78,411,698	(1,116,713)	77,294,985

Net loss	(12,290,710)	(124,149)	(12,414,859)

Partners’ capital (deficit), March 31, 2002	$66,120,988	$(1,240,862)	$64,880,126

Series 15	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$12,681,877	$(207,932)	$12,473,945

Net loss	(2,353,951)	(23,777)	(2,377,728)

Partners’ capital (deficit), March 31, 2000	10,327,926	(231,709)	10,096,217

Net loss	(2,151,345)	(21,731)	(2,173,076)

Partners’ capital (deficit), March 31, 2001	8,176,581	(253,440)	7,923,141

Net loss	(1,657,877)	(16,746)	(1,674,623)

Partners’ capital (deficit), March 31, 2002	$6,518,704	$(270,186)	$6,248,518

Series 16	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$26,130,647	$(207,376)	$25,923,271

Net loss	(3,740,578)	(37,784)	(3,778,362)

Partners’ capital (deficit), March 31, 2000	22,390,069	(245,160)	22,144,909

Net loss	(4,010,662)	(40,512)	(4,051,174)

Partners’ capital (deficit), March 31, 2001	18,379,407	(285,672)	18,093,735

Net loss	(3,500,117)	(35,355)	(3,535,472)

Partners’ capital (deficit), March 31, 2002	$14,879,290	$(321,027)	$14,558,263

Series 17	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$24,125,744	$(190,325)	$23,935,419

Net loss	(3,479,120)	(35,143)	(3,514,263)

Partners’ capital (deficit), March 31, 2000	20,646,624	(225,468)	20,421,156

Net loss	(2,710,572)	(27,380)	(2,737,952)

Partners’ capital (deficit), March 31, 2001	17,936,052	(252,848)	17,683,204

Net loss	(3,058,005)	(30,889)	(3,088,894)

Partners’ capital (deficit), March 31, 2002	$14,878,047	$(283,737)	$14,594,310

Series 18	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$18,447,437	$(127,023)	$18,320,414

Net loss	(2,525,639)	(25,512)	(2,551,151)

Partners’ capital (deficit), March 31, 2000	15,921,798	(152,535)	15,769,263

Net loss	(2,393,892)	(24,181)	(2,418,073)

Partners’ capital (deficit), March 31, 2001	13,527,906	(176,716)	13,351,190

Net loss	(2,271,347)	(22,943)	(2,294,290)

Partners’ capital (deficit), March 31, 2002	$11,256,559	$(199,659)	$11,056,900

Series 19	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 1999	$24,256,194	$(109,002)	$24,147,192

Net loss	(1,854,661)	(18,734)	(1,873,395)

Partners’ capital (deficit), March 31, 2000	22,401,533	(127,736)	22,273,797

Net loss	(2,009,781)	(20,301)	(2,030,082)

Partners’ capital (deficit), March 31, 2001	20,391,752	(148,037)	20,243,715

Net loss	(1,803,364)	(18,216)	(1,821,580)

Partners’ capital (deficit), March 31, 2002	$18,588,388	$(166,253)	$18,422,135

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2002, 2001 and 2000

	Total
	2002	2001	2000
Cash flows from operating activities
Net loss	$(12,414,859)	$(13,410,357)	$(14,094,899)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	9,965,195	10,571,206	11,654,615
Distribution received from operating limited partnerships	252,805	94,849	228,597
Impairment loss	—	371,241	—
Amortization	68,895	68,895	69,065
Changes in assets and liabilities
Other assets	63,500	(9,028)	46,090
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	1,749,484	1,666,641	1,988,814

Net cash provided by (used in) operating activities	(314,980)	(646,553)	(107,718)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(31,500)	(2,500)
(Advances)/repayments (to)/from operating limited partnerships	—	(26,954)	(527,717)
Purchase of investments (net of proceeds from sale of investments)	1,465,643	73,324	698,199

Net cash provided by (used in) investing activities	1,465,643	14,870	167,982

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,150,663	(631,683)	60,264

Cash and cash equivalents, beginning	1,122,380	1,754,063	1,693,799

Cash and cash equivalents, end	$2,273,043	$1,122,380	$1,754,063

Supplemental schedule of noncash investing and financing activities:
The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$16,714	$1,490

The partnership has decreased its investment in operating limited partnerships for unpaid capital contributions due to the operating limited partnership disposed of during the year.	$—	$—	$160,427

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$2,980	$1,087	$—

	Series 15
	2002	2001	2000
Cash flows from operating activities
Net loss	$(1,674,623)	$(2,173,076)	$(2,377,728)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,135,906	1,658,127	1,847,663
Distribution received from operating limited partnerships	317	13	890
Impairment loss	—	—	—
Amortization	10,512	10,512	10,512
Changes in assets and liabilities
Other assets	8,406	474	(70)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	448,052	484,052	578,629

Net cash provided by (used in) operating activities	(71,430)	(19,898)	59,896

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances)/repayments (to)/from operating limited partnerships	—	92,079	(51,144)
Purchase of investments (net of proceeds from sale of investments)	286,218	(151,051)	(7,139)

Net cash provided by (used in) investing activities	286,218	(58,972)	(58,283)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	214,788	(78,870)	1,613

Cash and cash equivalents, beginning	229,627	308,497	306,884

Cash and cash equivalents, end	$444,415	$229,627	$308,497

Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$16,714	$1,490

The partnership has decreased its investment in operating limited partnerships for unpaid capital contributions due to the operating limited partnership disposed of during the year.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$2,980	$1,087	$—

	Series 16
	2002	2001	2000
Cash flows from operating activities
Net loss	$(3,535,472)	$(4,051,174)	$(3,778,362)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	2,846,137	3,014,107	3,135,372
Distribution received from operating limited partnerships	102,607	54,451	96,079
Impairment loss	—	371,241	—
Amortization	16,850	16,850	16,850
Changes in assets and liabilities
Other assets	18,858	(7,145)	2,804
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	391,981	291,979	391,980

Net cash provided by (used in) operating activities	(159,039)	(309,691)	(135,277)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(1,500)	(2,500)
(Advances)/repayments (to)/from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	535,809	116,899	231,741

Net cash provided by (used in) investing activities	535,809	115,399	229,241

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	376,770	(194,292)	93,964

Cash and cash equivalents, beginning	113,123	307,415	213,451

Cash and cash equivalents, end	$489,893	$113,123	$307,415

Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships for unpaid capital contributions due to the operating limited partnership disposed of during the year.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

	Series 17
	2002	2001	2000
Cash flows from operating activities
Net loss	$(3,088,894)	$(2,737,952)	$(3,514,263)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	2,563,245	2,174,336	2,934,896
Distribution received from operating limited partnerships	42,210	2,906	17,856
Impairment loss	—	—	—
Amortization	15,550	15,550	15,550
Changes in assets and liabilities
Other assets	21,548	—	6,915
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	541,152	647,317	949,908

Net cash provided by (used in) operating activities	94,811	102,157	410,862

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(20,000)	—
(Advances)/repayments (to)/from operating limited partnerships	—	(89,033)	(456,046)
Purchase of investments (net of proceeds from sale of investments)	—	—	100,000

Net cash provided by (used in) investing activities	—	(109,033)	(356,046)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	94,811	(6,876)	54,816

Cash and cash equivalents, beginning	397,129	404,005	349,189

Cash and cash equivalents, end	$491,940	$397,129	$404,005

Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships for unpaid capital contributions due to the operating limited partnership disposed of during the year.	$—	$—	$160,427

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

	Series 18
	2002	2001	2000
Cash flows from operating activities
Net loss	$(2,294,290)	$(2,418,073)	$(2,551,151)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,959,500	2,034,920	2,164,126
Distribution received from operating limited partnerships	32,373	37,152	17,836
Impairment loss	—	—	—
Amortization	11,413	11,413	11,413
Changes in assets and liabilities
Other assets	3,823	(1,005)	14,624
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	306,948	231,948	306,948

Net cash provided by (used in) operating activities	19,767	(103,645)	(36,204)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances)/repayments (to)/from operating limited partnerships	—	(30,000)	(20,527)
Purchase of investments (net of proceeds from sale of investments)	107,824	(5,053)	127,760

Net cash provided by (used in) investing activities	107,824	(35,053)	107,233

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	127,591	(138,698)	71,029

Cash and cash equivalents, beginning	238,396	377,094	306,065

Cash and cash equivalents, end	$365,987	$238,396	$377,094

Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships for unpaid capital contributions due to the operating limited partnership disposed of during the year.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

	Series 19
	2002	2001	2000
Cash flows from operating activities
Net loss	$(1,821,580)	$(2,030,082)	$(1,873,395)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,460,407	1,689,716	1,572,558
Distribution received from operating limited partnerships	75,298	327	95,936
Impairment loss	—	—	—
Amortization	14,570	14,570	14,740
Changes in assets and liabilities
Other assets	10,865	(1,352)	21,817
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	61,351	11,345	(238,651)

Net cash provided by (used in) operating activities	(199,089)	(315,476)	(406,995)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(10,000)	—
(Advances)/repayments (to)/from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	535,792	112,529	245,837

Net cash used in investing activities	535,792	102,529	245,837

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	336,703	(212,947)	(161,158)

Cash and cash equivalents, beginning	144,105	357,052	518,210

Cash and cash equivalents, end	$480,808	$144,105	$357,052

Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships for unpaid capital contributions due to the operating limited partnership disposed of during the year.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2002, 2001 and 2000

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund III L.P. (the “fund”) was formed under the laws of the State of Delaware on September 19, 1991, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which were to acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated apartment complexes which qualified for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986. Certain of the apartment complexes also qualified for the Historic Rehabilitation Tax Credit for their rehabilitation of a certified historic structure; accordingly, the apartment complexes are restricted as to rent charges and operating methods and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the fund is Boston Capital Associates III L.P. and the limited partner is BCTC III Assignor Corp. (the “assignor limited partner”).

Pursuant to the Securities Act of 1933, the fund filed a Form S-11 Registration Statement with the Securities and Exchange Commission, effective January 24, 1992, which covered the offering (the “Public Offering”) of the fund’s beneficial assignee certificates (“BACs”) representing assignments of units of the beneficial interest of the limited partnership interest of the assignor limited partner. The fund originally registered 20,000,000 BACs at $10 per BAC for sale to the public in one or more series.  An additional 2,000,000 BACs at $10 per BAC were registered for sale to the public in one or more series on September 4, 1994.  BACs sold in bulk were offered to investors at a reduced cost per BAC.

The BACs issued and outstanding in each series at March 31, 2002 and 2001 are as follows:

Series 15	3,870,500
Series 16	5,429,402
Series 17	5,000,000
Series 18	3,616,200
Series 19	4,080,000

Total	21,996,102

In accordance with the limited partnership agreements, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Investments in Operating Limited Partnerships

The fund accounts for its investments in operating limited partnerships using the equity method, whereby the fund adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the fund recognizes the individual operating limited partnership’s losses only to the extent that the fund’s share of losses of the operating limited partnerships does not exceed the carrying amount of its investment.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  Accordingly, the partnership recorded an impairment loss of $371,241 during the year ended March 31, 2001.

Capital contributions to operating limited partnerships are adjusted by tax credit adjusters.  Tax credit adjusters are defined as adjustments to operating limited partnership capital contributions due to reductions in actual tax credits from those originally projected.  The fund records tax credit adjusters as a reduction in investment in operating limited partnerships and capital contributions payable.

The operating limited partnerships maintain their financial statements based on a calendar year and the fund utilizes a March 31 year-end.  The fund records losses and income from the operating limited partnerships on a calendar year basis which is not materially different from losses and income generated if the operating limited partnerships utilized a March 31 year-end.

The fund records capital contributions payable to the operating limited partnerships once there is a binding obligation to fund a specified amount.  The operating limited partnerships record capital contributions from the fund when received.

The fund records acquisition costs as an increase in its investment in operating limited partnerships.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the fund.  These differences are shown as reconciling items in note D.

Deferred Acquisition Costs

Acquisition costs were deferred until March 31, 1995.  As of April 1, 1995, the fund reallocated certain acquisition costs, common to all Series, based on a percentage of equity raised to each Series.  Acquisition costs are being amortized on the straight-line method starting April 1, 1995, over 27.5 years (330 months).

Accumulated amortization as of March 31, 2002 and 2001 is as follows:

	2002	2001

Series 15	$73,682	$63,170
Series 16	117,958	101,108
Series 17	116,752	101,202
Series 18	80,022	68,609
Series 19	99,534	84,964

	$487,948	$419,053

Selling Commissions and Registration Costs

Selling commissions paid in connection with the public offering are charged against the assignees’ capital upon admission of investors as assignees.  Registration costs associated with the public offering are charged against assignees’ capital as incurred.

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

Cash Equivalents

Cash equivalents include repurchase agreements, money market accounts and certificates of deposit having original maturities at date of acquisition of three months or less.  The carrying value approximates fair value because of the short maturity of these instruments.

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year-end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2002, 2001 and 2000 are as follows:

2002, 2001 and 2000

Series 15	3,870,500
Series 16	5,429,402
Series 17	5,000,000
Series 18	3,616,200
Series 19	4,080,000

21,996,102

Investments

Investments held to maturity are being carried at amortized cost which approximates fair value.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment or disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of”.  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.  The Managing General Partner does not anticipate that its adoption will have a material effect on the financial position or results of operations of the partnership.

NOTE B - INVESTMENTS HELD TO MATURITY

At March 31, 2001, the amortized cost and fair market value of investments are as follows:

	Amortized cost	Fair market value

Certificates of deposit	$1,465,643	$1,465,643

The amortized cost and fair market value of investments by maturity at March 31, 2001 is shown below.

	Amortized cost	Fair market value

Due in one year or less	$1,465,643	$1,465,643

In selecting investments to purchase and sell, the general partner and its advisors stringently monitor the ratings of the investments and safety of principal.  The rates for the investments held during the years ended March 31, 2002 and 2001 ranged from 4.75% to 6.25%.

NOTE C - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2002, 2001 and 2000, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund management fee charged to operations, net of reporting fees, during the years ended March 31, 2002, 2001 and 2000 by series, is as follows:

	2002	2001	2000

Series 15	$468,582	$466,782	$465,704
Series 16	611,255	624,209	582,042
Series 17	447,301	489,649	501,485
Series 18	281,041	336,755	331,660
Series 19	323,972	320,920	292,640

	$2,132,151	$2,238,315	$2,173,531

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2002, 2001 and 2000 charged to each series’ operations are as follows:

	2002	2001	2000

Series 15	$16,132	$14,151	$18,416
Series 16	20,956	19,975	29,155
Series 17	18,058	16,147	19,528
Series 18	14,711	12,230	19,217
Series 19	16,130	13,793	15,710

	$85,987	$76,296	$102,026

Accounts payable - affiliates at March 31, 2002 and 2001 represents fund management fees and an operating limited partnership advance which are payable to Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE D - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2002, 2001 and 2000, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  During 2001, the partnership disposed of a portion of its limited partnership interest in one of the operating limited partnerships owned in Series 17.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2002, 2001 and 2000 by series are as follows:

	2002	2001	2000

Series 15	68	68	68
Series 16	64	64	64
Series 17	49	49	49
Series 18	34	34	34
Series 19	26	26	26

	241	241	241

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction and/or operations.

The contributions payable to operating limited partnerships at March 31, 2002 and 2001 by series are as follows:

	2002	2001

Series 15	$16,206	$16,206
Series 16	138,506	138,506
Series 17	1,186,768	1,186,768
Series 18	18,554	18,554
Series 19	24,000	24,000

	$1,384,034	$1,384,034

The fund’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,372,498	$28,893,728	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(786,532)	(14,944)	(374,492)

Impairment loss in investment in operating limited partnerships	(717,227)	—	(717,227)

Cumulative losses from operating limited partnerships	(104,047,378)	(22,388,364)	(26,012,540)

Investments in operating limited partnerships per balance sheets	75,098,878	9,478,582	17,545,233

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A)	(1,977,437)	(905,126)	(164,117)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A)	2,195,770	472,214	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(8,000,917)	(4,201,256)	(2,080,970)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	766,850	180,309	151,497

Impairment loss in investment in operating limited partnerships	717,227	—	717,227

Other	913,500	(4,598)	776,059

Equity per operating limited partnerships’ combined financial statements	$66,062,489	$4,621,038	$16,156,729

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,357,883	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(105,284)	(107,816)	(183,996)

Impairment loss in investment in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(23,939,149)	(17,253,621)	(14,453,704)

Investments in operating limited partnerships per balance sheets	16,878,320	12,586,199	18,610,544

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A)	(759,419)	(61,783)	(86,992)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A)	752,440	617,683	353,433

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(988,194)	(576,343)	(154,154)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	270,248

Impairment loss in investment in operating limited partnerships	—	—	—

Other	23,202	90,185	28,652

Equity per operating limited partnerships’ combined financial statements	$14,523,579	$12,373,972	$18,387,171

The fund’s investments in operating limited partnerships at March 31, 2001 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,375,478	$28,896,708	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(533,727)	(14,627)	(271,885)

Impairment loss in investment in operating limited partnerships	(717,227)	—	(717,227)

Cumulative losses from operating limited partnerships	(94,082,183)	(21,252,458)	(23,166,403)

Investments in operating limited partnerships per balance sheets	85,319,858	10,617,785	20,493,977

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A)	(2,012,398)	(905,117)	(164,117)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A)	2,827,341	472,214	631,571

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(5,203,353)	(2,916,941)	(1,360,811)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	766,850	180,309	151,497

Impairment loss in investment in operating limited partnerships	717,227	—	717,227

Other	182,475	572	103,539

Equity per operating limited partnerships’ combined financial statements	$78,946,618	$7,049,735	$19,784,683

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,357,883	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(63,074)	(75,443)	(108,698)

Impairment loss in investment in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(21,375,904)	(15,294,121)	(12,993,297)

Investments in operating limited partnerships per balance sheets	19,483,775	14,578,072	20,146,249

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2001 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2000 (see note A)	(794,389)	(61,783)	(86,992)

The fund has recorded acquisition costs at March 31, 2001 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2001 which the operating limited partnerships have not included in their capital as of December 31, 2000 due to different year ends (see note A)	752,440	617,683	353,433

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(512,357)	(338,236)	(75,008)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	270,248

Impairment loss in investment in operating limited partnerships	—	—	—

Other	(12,882)	88,504	2,742

Equity per operating limited partnerships’ combined financial statements	$17,533,817	$14,602,271	$19,976,112

The combined summarized balance sheets of the operating limited partnerships at December 31, 2001 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$434,163,048	$89,055,744	$98,152,849

Land	28,123,731	6,103,309	5,120,755

Other assets	34,713,829	7,928,120	9,019,686

	$497,000,608	$103,087,173	$112,293,290

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$359,375,161	$84,429,386	$81,783,914

Accounts payable and accrued expenses	16,654,306	2,950,703	6,028,036

Other liabilities	31,896,748	3,901,752	4,506,394

	407,926,215	91,281,841	92,318,344
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	66,062,489	4,621,038	16,156,729
Other partners	23,011,904	7,184,294	3,818,217

	89,074,393	11,805,332	19,974,946

	$497,000,608	$103,087,173	$112,293,290

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$114,813,450	$58,799,159	$73,341,846

Land	7,700,365	3,357,967	5,841,335

Other assets	8,232,083	4,987,479	4,546,461

	$130,745,898	$67,144,605	$83,729,642

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$93,965,649	$45,060,933	$54,135,279

Accounts payable and accrued expenses	2,759,510	2,879,024	2,037,033

Other liabilities	12,623,432	4,693,877	6,171,293

	109,348,591	52,633,834	62,343,605
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	14,523,579	12,373,972	18,387,171
Other partners	6,873,728	2,136,799	2,998,866

	21,397,307	14,510,771	21,386,037

	$130,745,898	$67,144,605	$83,729,642

The combined summarized balance sheets of the operating limited partnerships at December 31, 2000 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$451,732,400	$92,750,930	$102,385,142

Land	28,123,731	6,103,309	5,120,755

Other assets	33,886,174	7,681,150	8,870,530

	$513,742,305	$106,535,389	$116,376,427

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$358,461,152	$83,931,095	$82,669,983

Accounts payable and accrued expenses	17,628,324	2,870,572	5,745,620

Other liabilities	31,839,449	4,841,121	4,159,815

	407,928,925	91,642,788	92,575,418
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	78,946,618	7,049,735	19,784,683
Other partners	26,866,762	7,842,866	4,016,326

	105,813,380	14,892,601	23,801,009

	$513,742,305	$106,535,389	$116,376,427

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$119,135,004	$61,425,392	$76,035,932

Land	7,700,365	3,357,967	5,841,335

Other assets	7,864,629	4,880,926	4,588,939

	$134,699,998	$69,664,285	$86,466,206

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$91,002,642	$46,170,686	$54,686,746

Accounts payable and accrued expenses	4,810,251	2,487,863	1,714,018

Other liabilities	12,705,087	3,868,230	6,265,196

	108,517,980	52,526,779	62,665,960
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	17,533,817	14,602,271	19,976,112
Other partners	8,648,201	2,535,235	3,824,134

	26,182,018	17,137,506	23,800,246

	$134,699,998	$69,664,285	$86,466,206

The combined summarized statements of operations of the operating limited partnerships at December 31, 2001 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$61,320,554	$13,102,661	$12,822,052
Interest and other	3,004,353	580,034	623,840

	64,324,907	13,682,695	13,445,892
Expenses
Interest	20,058,214	3,803,113	3,585,009
Depreciation and amortization	19,679,067	4,180,882	4,552,450
Taxes and insurance	8,047,948	1,773,191	1,706,286
Repairs and maintenance	10,879,694	2,444,727	2,553,788
Operating expenses	19,410,103	4,199,108	4,375,017
Other expenses	2,016,687	381,682	326,873

	80,091,713	16,782,703	17,099,423

NET LOSS	$(15,766,806)	$(3,100,008)	$(3,653,531)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(12,762,766)	$(2,420,223)	$(3,566,299)

Net loss allocated to other partners	$(3,004,040)	$(679,785)	$(87,232)

*  Amounts include $1,284,317, $720,162, $475,833, $238,107 and $79,152 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$16,583,480	$7,467,977	$11,344,384
Interest and other	1,014,633	437,775	348,071

	17,598,113	7,905,752	11,692,455
Expenses
Interest	6,343,425	2,503,035	3,823,632
Depreciation and amortization	4,953,388	2,795,656	3,196,691
Taxes and insurance	1,821,227	1,069,207	1,678,037
Repairs and maintenance	3,000,929	1,427,331	1,452,919
Operating expenses	5,029,511	2,392,251	3,414,216
Other expenses	884,198	284,846	139,088

	22,032,678	10,472,326	13,704,583

NET LOSS	$(4,434,565)	$(2,566,574)	$(2,012,128)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(3,039,078)	$(2,197,607)	$(1,539,559)

Net loss allocated to other partners	$(1,395,487)	$(368,967)	$(472,569)

*            Amounts include $1,284,317, $720,162, $475,833, $238,107 and $79,152 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships at December 31, 2000 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$59,386,515	$13,228,330	$12,550,905
Interest and other	4,653,549	436,003	1,456,058

	64,040,064	13,664,333	14,006,963
Expenses
Interest	20,978,935	4,569,285	4,361,412
Depreciation and amortization	19,928,722	4,204,744	4,738,610
Taxes and insurance	7,338,585	1,600,529	1,589,277
Repairs and maintenance	10,861,942	2,299,942	2,551,093
Operating expenses	18,284,584	4,161,568	3,927,864
Other expenses	1,572,347	336,108	480,660

	78,965,115	17,172,176	17,648,916

NET LOSS	$(14,925,051)	$(3,507,843)	$(3,641,953)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(12,849,585)	$(2,856,681)	$(3,577,670)

Net loss allocated to other partners	$(2,075,466)	$(651,162)	$(64,283)

*  Amounts include $1,198,554, $563,563, $369,716, $96,966 and $49,580 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$15,510,128	$7,193,941	$10,903,211
Interest and other	1,763,353	567,778	430,357

	17,273,481	7,761,719	11,333,568
Expenses
Interest	5,406,496	2,679,903	3,961,839
Depreciation and amortization	5,018,052	2,792,642	3,174,674
Taxes and insurance	1,696,526	937,821	1,514,432
Repairs and maintenance	3,100,413	1,429,362	1,481,132
Operating expenses	4,763,152	2,267,277	3,164,723
Other expenses	423,020	161,449	171,110

	20,407,659	10,268,454	13,467,910

NET LOSS	$(3,134,178)	$(2,506,735)	$(2,134,342)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,544,052)	$(2,131,886)	$(1,739,296)

Net loss allocated to other partners	$(590,126)	$(374,849)	$(395,046)

*  Amounts include $1,198,554, $563,563, $369,716, $96,966 and $49,580 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships at December 31, 1999 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$57,513,717	$12,759,430	$12,361,794
Interest and other	3,844,480	400,228	1,524,626

	61,358,197	13,159,658	13,886,420
Expenses
Interest	22,303,977	4,608,190	4,687,856
Depreciation and amortization	20,166,671	4,381,086	4,765,286
Taxes and insurance	7,108,064	1,507,739	1,582,391
Repairs and maintenance	10,150,882	2,082,436	2,470,168
Operating expenses	17,091,605	3,940,527	3,633,133
Other expenses	1,624,887	324,919	481,365

	78,446,086	16,844,897	17,620,199

NET LOSS	$(17,087,889)	$(3,685,239)	$(3,733,779)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(13,387,859)	$(2,755,859)	$(3,702,403)

Net loss allocated to other partners	$(3,700,030)	$(929,380)	$(31,376)

*  Amounts include $908,196, $567,031, $124,204, $108,388 and $25,425 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$14,873,162	$6,912,114	$10,607,217
Interest and other	952,358	557,839	409,429

	15,825,520	7,469,953	11,016,646
Expenses
Interest	6,308,999	2,716,230	3,982,702
Depreciation and amortization	5,004,953	2,847,749	3,167,597
Taxes and insurance	1,683,630	896,292	1,438,012
Repairs and maintenance	2,953,925	1,394,818	1,249,535
Operating expenses	4,415,118	2,065,380	3,037,447
Other expenses	462,872	186,380	169,351

	20,829,497	10,106,849	13,044,644

NET LOSS	$(5,003,977)	$(2,636,896)	$(2,027,998)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(3,059,100)	$(2,272,514)	$(1,597,983)

Net loss allocated to other partners	$(1,944,877)	$(364,382)	$(430,015)

*  Amounts include $908,196, $567,031, $124,204, $108,388 and $25,425 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

NOTE E - NOTES RECEIVABLE

Notes receivable at March 31, 2002 and 2001 consist of advance installments of capital contributions to operating limited partnerships.  The notes at March 31, 2002 and 2001 are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.66% to prime plus 3%.  Prime was 5% and 8.00% as of March 31, 2002 and 2001, respectively.  The notes receivable will be converted to capital or repaid upon demand and are deemed to be short term in nature.  Therefore, the carrying value of the notes receivable is deemed to approximate fair value.  The notes at March 31, 2002 and 2001 by series are as follows:

	2002	2001
Series 15	$—	$—
Series 16	—	—
Series 17	1,309,982	1,309,982
Series 18	—	—
Series 19	—	—

	$1,309,982	$1,309,982

NOTE F - OTHER ASSETS

Other assets include cash held by an escrow agent at March 31, 2002 and 2001.  The cash held for the series at March 31, 2002 and 2001 represents capital contributions to be released to the operating limited partnerships when certain criteria are met.  The escrows held at March 31, 2002 and 2001 by series are as follows:

	2002	2001
Series 15	$—	$—
Series 16	—	—
Series 17	15,097	15,097
Series 18	—	—
Series 19	—	—

	$15,097	$15,097

In addition, other assets include cash advanced to operating limited partnerships at March 31, 2002 and 2001, some of which are to be applied to capital contributions payable when certain criteria have been met.  The advances at March 31, 2002 and 2001 by series are as follows:

	2002	2001
Series 15	$735,602	$735,602
Series 16	110,861	110,861
Series 17	1,949,544	1,949,544
Series 18	50,527	50,527
Series 19	—	—

	$2,846,534	$2,846,534

NOTE G — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31, year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(12,414,859)	$(1,674,623)	$(3,535,472)

Operating limited partnership rents received in advance	22,804	7,775	(10,260)

Fund management fees not deducted for tax purposes	2,172,028	548,052	691,980

Other	534,944	(11,311)	420,673

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,835,216)	(1,284,315)	(757,811)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	(717,227)	—	(717,227)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,728,412)	(364,790)	(304,731)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(110,739)	(124,227)	255,877

Loss for tax return purposes, year ended December 31, 2001	$(15,076,677)	$(2,903,439)	$(3,956,971)

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(3,088,894)	$(2,294,290)	$(1,821,580)

Operating limited partnership rents received in advance	2,331	(2,353)	25,311

Fund management fees not deducted for tax purposes	563,700	306,948	61,348

Other	329,140	(164,512)	(39,046)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(475,837)	(238,107)	(79,146)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(528,168)	(218,380)	(312,343)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(20,057)	(96,243)	(126,089)

Loss for tax return purposes, year ended December 31, 2001	$(3,217,785)	$(2,706,937)	$(2,291,545)

For income tax purposes, the fund reports using a December 31, year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2001 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(13,410,357)	$(2,173,076)	$(4,051,174)

Operating limited partnership rents received in advances	(19,011)	(1,086)	(15,570)

Fund management fees not deducted for tax purposes	1,647,028	548,052	291,980

Other	298,545	299,526	260,960

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,282,230)	(1,198,553)	(563,564)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	371,241	—	371,241

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,610,404)	(355,421)	(276,890)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(415,351)	(24,003)	10,929

Loss for tax return purposes, year ended December 31, 2000	$(15,420,539)	$(2,904,561)	$(3,972,088)

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(2,737,952)	$(2,418,073)	$(2,030,082)

Operating limited partnership rents received in advances	(4,147)	(18,003)	19,795

Fund management fees not deducted for tax purposes	563,700	231,948	11,348

Other	(414,410)	112,670	39,799

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(369,715)	(96,966)	(53,432)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(491,634)	(183,057)	(303,402)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,486)	(55,137)	(343,654)

Loss for tax return purposes, year ended December 31, 2000	$(3,457,644)	$(2,426,618)	$(2,659,628)

For income tax purposes, the fund reports using a December 31, year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2000 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(14,094,899)	$(2,377,728)	$(3,778,362)

Operating limited partnership rents received in advance	30,092	15,553	1,886

Fund management fees not deducted for tax purposes	2,023,696	548,052	391,980

Other	696,723	11,615	342,247

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,727,593)	(908,196)	(567,031)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	345,986	—	345,986

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,643,788)	(372,569)	(311,001)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(368,431)	4,412	(296,053)

Loss for tax return purposes, year ended December 31, 1999	$(14,738,214)	$(3,078,861)	$(3,870,348)

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(3,514,263)	$(2,551,151)	$(1,873,395)

Operating limited partnership rents received in advance	7,621	3,251	1,781

Fund management fees not deducted for tax purposes	565,368	306,948	211,348

Other	194,641	127,670	20,550

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(124,204)	(102,737)	(25,425)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(458,329)	(201,324)	(300,565)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(10,889)	(24,375)	(41,526)

Loss for tax return purposes, year ended December 31, 1999	$(3,340,055)	$(2,441,718)	$(2,007,232)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2002, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2001	$53,729,789	$3,352,856	$13,245,555

Estimated share of loss for the three months ended March 31, 2002	(2,195,770)	(472,214)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,956,917	4,201,256	2,080,970

Impairment loss in investment in operating limited partnerships	(717,227)	—	(717,227)

Historic tax credits	5,333,539	1,852,569	—

Other	10,991,630	544,115	2,935,935

Investments in operating limited partnerships - as reported	$75,098,878	$9,478,582	$17,545,233

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2001	$12,337,509	$8,922,882	$15,870,987

Estimated share of loss for the three months ended March 31, 2002	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	944,194	576,343	154,154

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,248,747	1,642,324	2,620,509

Investments in operating limited partnerships - as reported	$16,878,320	$12,586,199	$18,610,544

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2001, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2000	$67,866,291	$6,139,521	$16,792,522

Estimated share of loss for the three months ended March 31, 2001	(2,827,341)	(472,214)	(631,571)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,202,723	2,916,941	1,360,181

Impairment loss in investment in operating limited partnerships	(717,227)	—	(717,227)

Historic tax credits	5,333,539	1,852,569	—

Other	10,461,873	180,968	3,690,072

Investments in operating limited partnerships - as reported	$85,319,858	$10,617,785	$20,493,977

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2000	$15,578,902	$11,572,156	$17,783,190

Estimated share of loss for the three months ended March 31, 2001	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	512,357	338,236	75,008

Impairment loss in investment in operating limited partnerships	—	—	—

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,044,646	1,223,030	2,323,157

Investments in operating limited partnerships - as reported	$19,483,775	$14,578,072	$20,146,249

NOTE H - CASH EQUIVALENTS

On March 31, 2002 and 2001, Boston Capital Tax Credit Fund III L.P. purchased $2,025,000 and $1,000,000 of securities under agreements to resell on April 1, 2002 and April 2, 2001, respectively.  Interest is earned at rates ranging from 1.95% to 6.78% per annum.

Additionally, cash equivalents of $213,672 and $76,844 as of March 31, 2002 and 2001, respectively, include certificates of deposit and money market accounts with interest rates ranging from 1.4% to 1.95% per annum.

NOTE I - CONTINGENCY

Glen Place Apartments, an operating limited partnership, is in receipt of a 60-day letter issued by the IRS stating that the operating partnership has not met certain IRC Section 42 requirements.  The finding was the result of an IRS audit of the operating partnership’s tenant files.  The IRS has proposed an adjustment that would disallow the operating partnership from utilizing certain past tax credits estimated to be $500,000.  The Investment General Partner and its counsel along with the Operating General Partner and its counsel have filed an appeal and continue ongoing discussions with the appellate officer.  They believe the audit is nearing completion, and while an actual audit settlement has not been reached, it is their belief that there is a likelihood of a favorable settlement.  Accordingly, no adjustment has been made in the accompanying financial statements.

Mt. Vernon Associates, L.P., an operating limited partnership, has been notified by the IRS of certain instances of noncompliance.  The Operating General Partner is in the process of filing an appeal to the finding of the IRS, and does not anticipate an outcome that will have a material adverse effect on the financial statements.  Accordingly, no adjustment has been made in the accompanying financial statements.