Form 10-K, Exhibit 13
period 2003-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2003-07-11
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III L.P. -
SERIES 15 THROUGH SERIES 19

MARCH 31, 2003 AND 2002

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Reznick Fedder & Silverman
Certified Public Accountants * A Professional Corporation

7700 Old Georgetown Road * Suite 400 * Bethesda, MD 20814-6224
(301) 652-9100 * Fax (301) 652-1848

INDEPENDENT AUDITORS’ REPORT

To the Partners
Boston Capital Tax Credit Fund III L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2003.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships in which Boston Capital Tax Credit Fund III L.P. owns a limited partnership interest.  Investments in such partnerships comprise the following percentages of the assets as of March 31, 2003 and 2002, and the limited partnership loss for each of the three years ended March 31, 2003: Total, 8% and 26% of the assets as of March 31, 2003 and 2002, respectively, and 11%, 24%, and 27% of the operating limited partnership loss for years ended March 31, 2003, 2002 and 2001, respectively; of the assets for Series 15 as of March 31, 2003 and 2002, 2% and 12%, respectively, of the operating limited partnership loss for Series 15 for the years ended March 31, 2003, 2002 and 2001, 1%, 6% and 28%, respectively; of the assets for Series 16 as of March 31, 2003 and 2002, 5% and 19%, respectively, of the limited partnership loss for Series 16 for the years ended March 31, 2003, 2002 and 2001, 13%, 31%, and 22%, respectively; of the assets for Series 17 as of March 31, 2003 and 2002, 2% and 30%, respectively, of the limited partnership loss for Series 17 for the years ended March 31, 2003, 2002 and 2001, 9%, 26% and 33%, respectively; of the assets for Series 18 as of March 31, 2003 and 2002, 27% and 24%, respectively, of the operating limited partnership loss for Series 18 for the years ended March 31, 2003, 2002 and 2001, 20%, 24% and 24%, respectively; and of the assets for Series 19 as of March 31, 2003 and 2002, 10% and 39%, respectively, and of the operating limited partnership loss for Series 19 for the years ended March 31, 2003, 2002 and 2001, 3%, 21% and 33%, respectively.  The financial statements of these partnerships were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to information relating to these partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2003 and 2002, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years ended March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K, Item 15(a) of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19 as of March 31, 2003.  In our opinion, the schedule presents fairly, in all material respects, the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Bethesda, Maryland
June 23, 2003

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS

March 31, 2003 and 2002

	Total
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$65,225,025	$75,098,878

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,077,156	2,273,043
Notes receivable (note D)	201,109	1,309,982
Deferred acquisition costs, net of accumulated amortization (note A)	1,336,664	1,405,559
Other assets (note E)	2,951,758	2,971,523

	$70,791,712	$83,058,985

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$8,645	$4,553
Accounts payable - affiliates (note B)	18,062,304	16,790,272
Capital contributions payable (note C)	202,017	1,384,034

	18,272,966	18,178,859

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2003 and 2002	53,883,222	66,120,988
General partner	(1,364,476)	(1,240,862)

	52,518,746	64,880,126

	$70,791,712	$83,058,985

	Series 15
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$8,387,630	$9,478,582

OTHER ASSETS
Cash and cash equivalents (notes A and G)	267,889	444,415
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	204,976	215,488
Other assets (note E)	793,901	793,901

	$9,654,396	$10,932,386

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable - affiliates (note B)	5,039,571	4,666,517
Capital contributions payable (note C)	16,206	16,206

	5,056,922	4,683,868

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2003 and 2002	4,884,170	6,518,704
General partner	(286,696)	(270,186)

	4,597,474	6,248,518

	$9,654,396	$10,932,386

	Series 16
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,322,525	$17,545,233

OTHER ASSETS
Cash and cash equivalents (notes A and G)	353,482	489,893
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	328,621	345,471
Other assets (note E)	119,178	119,178

	$15,123,806	$18,499,775

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	4,394,986	3,803,006
Capital contributions payable (note C)	75,362	138,506

	4,470,348	3,941,512

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2003 and 2002	11,013,533	14,879,290
General partner	(360,075)	(321,027)

	10,653,458	14,558,263

	$15,123,806	$18,499,775

	Series 17
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$15,309,351	$16,878,320

OTHER ASSETS
Cash and cash equivalents (notes A and G)	199,264	491,940
Notes receivable (note D)	201,109	1,309,982
Deferred acquisition costs, net of accumulated amortization (note A)	295,448	310,998
Other assets (note E)	1,948,341	1,964,133

	$17,953,513	$20,955,373

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	5,462,996	5,174,295
Capital contributions payable (note C)	67,895	1,186,768

	5,530,891	6,361,063

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2003 and 2002	12,728,076	14,878,047
General partner	(305,454)	(283,737)

	12,422,622	14,594,310

	$17,953,513	$20,955,373

	Series 18
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$10,221,873	$12,586,199

OTHER ASSETS
Cash and cash equivalents (notes A and G)	109,633	365,987
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	223,504	234,917
Other assets (note E)	89,184	89,184

	$10,644,194	$13,276,287

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	2,357,781	2,200,833
Capital contributions payable (note C)	18,554	18,554

	2,376,335	2,219,387

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2003 and 2002	8,495,408	11,256,559
General partner	(227,549)	(199,659)

	8,267,859	11,056,900

	$10,644,194	$13,276,287

	Series 19
	2003	2002
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$16,983,646	$18,610,544

OTHER ASSETS
Cash and cash equivalents (notes A and G)	146,888	480,808
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	284,115	298,685
Other assets (note E)	1,154	5,127

	$17,415,803	$19,395,164

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$7,500	$3,408
Accounts payable - affiliates (note B)	806,970	945,621
Capital contributions payable (note C)	24,000	24,000

	838,470	973,029

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2003 and 2002	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2003 and 2002	16,762,034	18,588,388
General partner	(184,701)	(166,253)

	16,577,333	18,422,135

	$17,415,803	$19,395,164

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2003, 2002 and 2001

	Total
	2003	2002	2001
Income
Interest income	$21,282	$74,280	$130,940
Other income	24,558	33,955	28,749

Total income	45,840	108,235	159,689

Share of losses from operating limited partnerships (note A)	(9,013,016)	(9,965,195)	(10,571,206)

Expenses
Professional fees	188,387	205,912	160,176
Partnership management fee (note B)	2,200,955	2,132,151	2,238,315
Amortization (note A)	68,895	68,895	68,895
Impairment loss (note A)	707,589	—	371,241
General and administrative expenses (note B)	228,378	150,941	160,213

	3,394,204	2,557,899	2,998,840

NET LOSS (note A)	$(12,361,380)	$(12,414,859)	$(13,410,357)

Net loss allocated to general partner	$(123,614)	$(124,150)	$(134,105)

Net loss allocated to assignees	$(12,237,766)	$(12,290,709)	$(13,276,252)

Net loss per BAC	$(.56)	$(0.56)	$(0.60)

	Series 15
	2003	2002	2001
Income
Interest income	$4,330	$14,572	$19,446
Other income	3,134	3,601	5,709

Total income	7,464	18,173	25,155

Share of losses from operating limited partnerships (note A)	(1,087,842)	(1,135,906)	(1,658,127)

Expenses
Professional fees	49,891	48,911	35,172
Partnership management fee (note B)	458,473	468,582	466,782
Amortization (note A)	10,512	10,512	10,512
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	51,790	28,885	27,638

	570,666	556,890	540,104

NET LOSS (note A)	$(1,651,044)	$(1,674,623)	$(2,173,076)

Net loss allocated to general partner	$(16,510)	$(16,746)	$(21,731)

Net loss allocated to assignees	$(1,634,534)	$(1,657,877)	$(2,151,345)

Net loss per BAC	$(0.42)	$(0.43)	$(0.56)

	Series 16
	2003	2002	2001
Income
Interest income	$4,186	$20,009	$42,546
Other income	10,044	7,154	5,986

Total income	14,230	27,163	48,532

Share of losses from operating limited partnerships (note A)	(2,952,991)	(2,846,137)	(3,014,107)

Expenses
Professional fees	40,920	51,438	36,161
Partnership management fee (note B)	585,385	611,255	624,209
Amortization (note A)	16,850	16,850	16,850
Impairment loss (note A)	265,863	—	371,241
General and administrative expenses (note B)	57,026	36,955	37,138

	966,044	716,498	1,085,599

NET LOSS (note A)	$(3,904,805)	$(3,535,472)	$(4,051,174)

Net loss allocated to general partner	$(39,048)	$(35,355)	$(40,512)

Net loss allocated to assignees	$(3,865,757)	$(3,500,117)	$(4,010,662)

Net loss per BAC	$(0.71)	$(0.64)	$(0.74)

	Series 17
	2003	2002	2001
Income
Interest income	$5,056	$7,916	$11,952
Other income	4,892	17,200	10,454

Total income	9,948	25,116	22,406

Share of losses from operating limited partnerships (note A)	(1,459,043)	(2,563,245)	(2,174,336)

Expenses
Professional fees	36,847	54,464	35,527
Partnership management fee (note B)	516,108	447,301	489,649
Amortization (note A)	15,550	15,550	15,550
Impairment loss (note A)	105,921	—	—
General and administrative expenses (note B)	48,167	33,450	45,296

	722,593	550,765	586,022

NET LOSS (note A)	$(2,171,688)	$(3,088,894)	$(2,737,952)

Net loss allocated to general partner	$(21,717)	$(30,889)	$(27,380)

Net loss allocated to assignees	$(2,149,971)	$(3,058,005)	$(2,710,572)

Net loss per BAC	$(.43)	$(0.61)	$(0.54)

	Series 18
	2003	2002	2001
Income
Interest income	$3,444	$7,069	$13,094
Other income	3,638	2,850	2,400

Total income	7,082	9,919	15,494

Share of losses from operating limited partnerships (note A)	(2,026,963)	(1,959,500)	(2,034,920)

Expenses
Professional fees	35,107	27,730	26,998
Partnership management fee (note B)	350,999	281,041	336,755
Amortization (note A)	11,413	11,413	11,413
Impairment loss (note A)	335,805	—	—
General and administrative expenses (note B)	35,836	24,525	23,481

	769,160	344,709	398,647

NET LOSS (note A)	$(2,789,041)	$(2,294,290)	$(2,418,073)

Net loss allocated to general partner	$(27,890)	$(22,943)	$(24,181)

Net loss allocated to assignees	$(2,761,151)	$(2,271,347)	$(2,393,892)

Net loss per BAC	$(0.76)	$(0.63)	$(0.66)

	Series 19
	2003	2002	2001
Income
Interest income	$4,266	$24,714	$43,902
Other income	2,850	3,150	4,200

Total income	7,116	27,864	48,102

Share of losses from operating limited partnerships (note A)	(1,486,177)	(1,460,407)	(1,689,716)

Expenses
Professional fees	25,622	23,369	26,318
Partnership management fee (note B)	289,990	323,972	320,920
Amortization (note A)	14,570	14,570	14,570
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	35,559	27,126	26,660

	365,741	389,037	388,468

NET LOSS (note A)	$(1,844,802)	$(1,821,580)	$(2,030,082)

Net loss allocated to general partner	$(18,448)	$(18,216)	$(20,301)

Net loss allocated to assignees	$(1,826,354)	$(1,803,364)	$(2,009,781)

Net loss per BAC	$(0.45)	$(0.44)	$(0.49)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2003, 2002 and 2001

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$91,687,950	$(982,608)	$90,705,342

Net loss	(13,276,252)	(134,105)	(13,410,357)

Partners’ capital (deficit), March 31, 2001	78,411,698	(1,116,713)	77,294,985

Net loss	(12,290,710)	(124,149)	(12,414,859)

Partners’ capital (deficit), March 31, 2002	66,120,988	(1,240,862)	64,880,126

Net loss	(12,237,766)	(123,614)	(12,361,380)

Partners’ capital (deficit), March 31, 2003	$53,883,222	$(1,364,476)	$52,518,746

Series 15	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$10,327,926	$(231,709)	$10,096,217

Net loss	(2,151,345)	(21,731)	(2,173,076)

Partners’ capital (deficit), March 31, 2001	8,176,581	(253,440)	7,923,141

Net loss	(1,657,877)	(16,746)	(1,674,623)

Partners’ capital (deficit), March 31, 2002	6,518,704	(270,186)	6,248,518

Net loss	(1,634,534)	(16,510)	(1,651,044)

Partners’ capital (deficit), March 31, 2003	$4,884,170	$(286,696)	$4,597,474

Series 16	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$22,390,069	$(245,160)	$22,144,909

Net loss	(4,010,662)	(40,512)	(4,051,174)

Partners’ capital (deficit), March 31, 2001	18,379,407	(285,672)	18,093,735

Net loss	(3,500,117)	(35,355)	(3,535,472)

Partners’ capital (deficit), March 31, 2002	14,879,290	(321,027)	14,558,263

Net loss	(3,865,757)	(39,048)	(3,904,805)

Partners’ capital (deficit), March 31, 2003	$11,013,533	$(360,075)	$10,653,458

Series 17	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$20,646,624	$(225,468)	$20,421,156

Net loss	(2,710,572)	(27,380)	(2,737,952)

Partners’ capital (deficit), March 31, 2001	17,936,052	(252,848)	17,683,204

Net loss	(3,058,005)	(30,889)	(3,088,894)

Partners’ capital (deficit), March 31, 2002	14,878,047	(283,737)	14,594,310

Net loss	(2,149,971)	(21,717)	(2,171,688)

Partners’ capital (deficit), March 31, 2003	$12,728,076	$(305,454)	$12,422,622

Series 18	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$15,921,798	$(152,535)	$15,769,263

Net loss	(2,393,892)	(24,181)	(2,418,073)

Partners’ capital (deficit), March 31, 2001	13,527,906	(176,716)	13,351,190

Net loss	(2,271,347)	(22,943)	(2,294,290)

Partners’ capital (deficit), March 31, 2002	11,256,559	(199,659)	11,056,900

Net loss	(2,761,151)	(27,890)	(2,789,041)

Partners’ capital (deficit), March 31, 2003	$8,495,408	$(227,549)	$8,267,859

Series 19	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2000	$22,401,533	$(127,736)	$22,273,797

Net loss	(2,009,781)	(20,301)	(2,030,082)

Partners’ capital (deficit), March 31, 2001	20,391,752	(148,037)	20,243,715

Net loss	(1,803,364)	(18,216)	(1,821,580)

Partners’ capital (deficit), March 31, 2002	18,588,388	(166,253)	18,422,135

Net loss	(1,826,354)	(18,448)	(1,844,802)

Partners’ capital (deficit), March 31, 2003	$16,762,034	$(184,701)	$16,577,333

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2003, 2002 and 2001

	Total
	2003	2002	2001
Cash flows from operating activities
Net loss	$(12,361,380)	$(12,414,859)	$(13,410,357)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	9,013,016	9,965,195	10,571,206
Distribution received from operating limited partnerships	153,248	252,805	94,849
Impairment loss	707,589	—	371,241
Amortization	68,895	68,895	68,895
Changes in assets and liabilities
Other assets	4,973	63,500	(9,028)
Accounts payable and accrued expenses	4,092	—	—
Accounts payable - affiliates	1,272,032	1,749,484	1,666,641

Net cash provided by (used in) operating activities	(1,137,535)	(314,980)	(646,553)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(73,144)	—	(31,500)
(Advances)/repayments (to)/from operating limited partnerships	14,792	—	(26,954)
Purchase of investments (net of proceeds from sale of investments)	—	1,465,643	73,324

Net cash provided by (used in) investing activities	(58,352)	1,465,643	14,870

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,195,887)	1,150,663	(631,683)

Cash and cash equivalents, beginning	2,273,043	1,122,380	1,754,063

Cash and cash equivalents, end	$1,077,156	$2,273,043	$1,122,380

	Total
	2003	2002	2001
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$16,714

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$2,980	$1,087

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$1,108,873	$—	$—

	Series 15
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,651,044)	$(1,674,623)	$(2,173,076)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities	1,087,842	1,135,906	1,658,127
Share of losses from operating limited partnerships
Distribution received from operating limited partnerships	3,110	317	13
Impairment loss	—	—	—
Amortization	10,512	10,512	10,512
Changes in assets and liabilities
Other assets	—	8,406	474
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	373,054	448,052	484,052

Net cash provided by (used in) operating activities	(176,526)	(71,430)	(19,898)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances)/repayments (to)/from operating limited partnerships	—	—	92,079
Purchase of investments (net of proceeds from sale of investments)	—	286,218	(151,051)

Net cash provided by (used in) investing activities	—	286,218	(58,972)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(176,526)	214,788	(78,870)

Cash and cash equivalents, beginning	444,415	229,627	308,497

Cash and cash equivalents, end	$267,889	$444,415	$229,627

	Series 15
	2003	2002	2001
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$16,714

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$2,980	$1,087

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

	Series 16
	2003	2002	2001
Cash flows from operating activities
Net loss	$(3,904,805)	$(3,535,472)	$(4,051,174)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	2,952,991	2,846,137	3,014,107
Distribution received from operating limited partnerships	3,854	102,607	54,451
Impairment loss	265,863	—	371,241
Amortization	16,850	16,850	16,850
Changes in assets and liabilities
Other assets	—	18,858	(7,145)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	591,980	391,981	291,979

Net cash provided by (used in) operating activities	(73,267)	(159,039)	(309,691)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(63,144)	—	(1,500)
(Advances)/repayments (to)/from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	—	535,809	116,899

Net cash provided by (used in) investing activities	(63,144)	535,809	115,399

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(136,411)	376,770	(194,292)

Cash and cash equivalents, beginning	489,893	113,123	307,415

Cash and cash equivalents, end	$353,482	$489,893	$113,123

Series 16
	2003	2002	2001
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

	Series 17
	2003	2002	2001
Cash flows from operating activities
Net loss	$(2,171,688)	$(3,088,894)	$(2,737,952)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,459,043	2,563,245	2,174,336
Distribution received from operating limited partnerships	4,005	42,210	2,906
Impairment loss	105,921	—	—
Amortization	15,550	15,550	15,550
Changes in assets and liabilities
Other assets	1,000	21,548	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	288,701	541,152	647,317

Net cash provided by (used in) operating activities	(297,468)	94,811	102,157

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(10,000)	—	(20,000)
(Advances)/repayments (to)/from operating limited partnerships	14,792	—	(89,033)
Purchase of investments (net of proceeds from sale of investments)	—	—	—

Net cash provided by (used in) investing activities	4,792	—	(109,033)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(292,676)	94,811	(6,876)

Cash and cash equivalents, beginning	491,940	397,129	404,005

Cash and cash equivalents, end	$199,264	$491,940	$397,129

	Series 17
	2003	2002	2001
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$1,108,873	$—	$—

	Series 18
	2003	2002	2001
Cash flows from operating activities
Net loss	$(2,789,041)	$(2,294,290)	$(2,418,073)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	2,026,963	1,959,500	2,034,920
Distribution received from operating limited partnerships	1,558	32,373	37,152
Impairment loss	335,805	—	—
Amortization	11,413	11,413	11,413
Changes in assets and liabilities
Other assets	—	3,823	(1,005)
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	156,948	306,948	231,948

Net cash provided by (used in) operating activities	(256,354)	19,767	(103,645)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advances)/repayments (to)/from operating limited partnerships	—	—	(30,000)
Purchase of investments (net of proceeds from sale of investments)	—	107,824	(5,053)

Net cash provided by (used in) investing activities	—	107,824	(35,053)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(256,354)	127,591	(138,698)

Cash and cash equivalents, beginning	365,987	238,396	377,094

Cash and cash equivalents, end	$109,633	$365,987	$238,396

Series 18
	2003	2002	2001
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

	Series 19
	2003	2002	2001
Cash flows from operating activities
Net loss	$(1,844,802)	$(1,821,580)	$(2,030,082)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,486,177	1,460,407	1,689,716
Distribution received from operating limited partnerships	140,721	75,298	327
Impairment loss	—	—	—
Amortization	14,570	14,570	14,570
Changes in assets and liabilities
Other assets	3,973	10,865	(1,352)
Accounts payable and accrued expenses	4,092	—	—
Accounts payable - affiliates	(138,651)	61,351	11,345

Net cash provided by (used in) operating activities	(333,920)	(199,089)	(315,476)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(10,000)
(Advances)/repayments (to)/from operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	—	535,792	112,529

Net cash provided by (used in) investing activities	—	535,792	102,529

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(333,920)	336,703	(212,947)

Cash and cash equivalents, beginning	480,808	144,105	357,052

Cash and cash equivalents, end	$146,888	$480,808	$144,105

Series 19
	2003	2002	2001
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investment in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investment in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2003, 2002 and 2001

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund III L.P. (the “fund”) was formed under the laws of the State of Delaware on September 19, 1991, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which were to acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated apartment complexes which qualified for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes also qualified for the Historic Rehabilitation Tax Credit for their rehabilitation of a certified historic structure and are subject to the provisions of Section 42(g)(2) of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the fund is Boston Capital Associates III L.P. and the limited partner is BCTC III Assignor Corp. (the “assignor limited partner”).

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

The BACs issued and outstanding in each series at March 31, 2003 and 2002 are as follows:

Series 15	3,870,500
Series 16	5,429,402
Series 17	5,000,000
Series 18	3,616,200
Series 19	4,080,000

Total	21,996,102

In accordance with the limited partnership agreements, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Investments in Operating Limited Partnerships

The fund accounts for its investments in operating limited partnerships using the equity method, whereby the fund adjusts its investment cost for its share of each operating limited partnership’s results of operations and for any distributions received or accrued.  However, the fund recognizes the individual operating limited partnership’s losses only to the extent that the fund’s share of losses of the operating limited partnerships does not exceed the carrying amount of its investment and its advances to operating limited partnerships.  Unrecognized losses are suspended and offset against future individual operating limited partnership income.

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  Accordingly, the partnership recorded an impairment loss of $707,589, $0 and $371,241 during the years ended March 31, 2003, 2002 and 2001, respectively.

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

The fund records acquisition costs as an increase in its investment in operating limited partnerships.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the fund.  These differences are shown as reconciling items in note C.

Deferred Acquisition Costs

Acquisition costs were deferred until March 31, 1995.  As of April 1, 1995, the fund reallocated certain acquisition costs, common to all Series, based on a percentage of equity raised to each Series.  Acquisition costs are being amortized on the straight-line method starting April 1, 1995, over 27.5 years (330 months).

Accumulated amortization as of March 31, 2003 and 2002 is as follows:

	2003	2002

Series 15	$84,194	$73,682
Series 16	134,808	117,958
Series 17	132,302	116,752
Series 18	91,435	80,022
Series 19	114,104	99,534

	$556,843	$487,948

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2003, 2002 and 2001 are as follows:

2003, 2002 and 2001

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

Recent Accounting Pronouncements

In August 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  SFAS No. 144 provides accounting guidance for financial accounting and reporting for the impairment or disposal of long-lived assets.  SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.”  SFAS No. 144 is effective for fiscal years beginning after December 15, 2001.  Implementation of SFAS No. 144 has not had a material effect on the financial position or results of operations of the partnership.

In January 2003, the FASB issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when to consolidate a variable interest, as defined in FIN 46, in another entity.  FIN 46 applies to variable interests in variable interest entities acquired after January 31, 2003.  FIN 46 should be implemented no later than December 31, 2004.  The general partner is in the process of analyzing FIN 46 to determine the impact, if any, on the fund’s financial statements.  Management has not yet made any determination of the potential impact FIN 46 might have on the fund’s current accounting for its investments in operating partnerships or whether any of those investments might be required to be consolidated.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2003, 2002 and 2001, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The annual fund management fee charged to operations, net of reporting fees, during the years ended March 31, 2003, 2002 and 2001 by series, is as follows:

	2003	2002	2001

Series 15	$458,473	$468,582	$466,782
Series 16	585,385	611,255	624,209
Series 17	516,108	447,301	489,649
Series 18	350,999	281,041	336,755
Series 19	289,990	323,972	320,920

	$2,200,955	$2,132,151	$2,238,315

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2003, 2002 and 2001 charged to each series’ operations are as follows:

	2003	2002	2001

Series 15	$39,174	$16,132	$14,151
Series 16	39,973	20,956	19,975
Series 17	33,567	18,058	16,147
Series 18	24,624	14,711	12,230
Series 19	23,485	16,130	13,793

	$160,823	$85,987	$76,296

Accounts payable - affiliates at March 31, 2003 and 2002 represents fund management fees and an operating limited partnership advance which are payable to Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2003, 2002 and 2001, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  During 2001, the partnership disposed of a portion of its limited partnership interest in one of the operating limited partnerships owned in Series 17.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2003, 2002 and 2001 by series are as follows:

	2003	2002	2001

Series 15	68	68	68
Series 16	64	64	64
Series 17	49	49	49
Series 18	34	34	34
Series 19	26	26	26

	241	241	241

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction and/or operations.

The contributions payable to operating limited partnerships at March 31, 2003 and 2002 by series are as follows:

	2003	2002

Series 15	$16,206	$16,206
Series 16	75,362	138,506
Series 17	67,895	1,186,768
Series 18	18,554	18,554
Series 19	24,000	24,000

	$202,017	$1,384,034

The fund’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,372,498	$28,893,728	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(939,780)	(18,054)	(378,346)

Impairment loss in investment in operating limited partnerships	(1,424,816)	—	(983,090)

Cumulative losses from operating limited partnerships	(113,060,394)	(23,476,206)	(28,965,531)

Investments in operating limited partnerships per balance sheets	65,225,025	8,387,630	14,322,525

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A)	(1,878,090)	(905,126)	(113,965)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A)	2,195,770	472,214	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(11,311,658)	(5,689,823)	(2,909,104)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	766,850	180,309	151,497

Impairment loss in investment in operating limited partnerships	1,424,816	—	983,090

Other	740,358	(1,957)	675,142

Equity per operating limited partnerships’ combined financial statements	$53,511,689	$2,044,160	$12,320,985

The fund’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,357,883	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(109,289)	(109,374)	(324,717)

Impairment loss in investment in operating limited partnerships	(105,921)	(335,805)	—

Cumulative losses from operating limited partnerships	(25,398,192)	(19,280,584)	(15,939,881)

Investments in operating limited partnerships per balance sheets	15,309,351	10,221,873	16,983,646

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A)	(710,224)	(61,783)	(86,992)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2003 which the operating limited partnerships have not included in their capital as of December 31, 2002 due to different year ends (see note A)	752,440	617,683	353,433

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(1,569,121)	(911,706)	(231,904)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	270,248

Impairment loss in investment in operating limited partnerships	105,921	335,805	—

Other	(41,650)	73,959	34,864

Equity per operating limited partnerships’ combined financial statements	$12,463,947	$9,993,862	$16,688,735

The fund’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,372,498	$28,893,728	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(786,532)	(14,944)	(374,492)

Impairment loss in investment in operating limited partnerships	(717,227)	—	(717,227)

Cumulative losses from operating limited partnerships	(104,047,378)	(22,388,364)	(26,012,540)

Investments in operating limited partnerships per balance sheets	75,098,878	9,478,582	17,545,233

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A)	(1,977,437)	(905,126)	(164,117)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A)	2,195,770	472,214	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(8,000,917)	(4,201,256)	(2,080,970)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	766,850	180,309	151,497

Impairment loss in investment in operating limited partnerships	717,227	—	717,227

Other	913,500	(4,598)	776,059

Equity per operating limited partnerships’ combined financial statements	$66,062,489	$4,621,038	$16,156,729

The fund’s investments in operating limited partnerships at March 31, 2002 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,357,883	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(105,284)	(107,816)	(183,996)

Impairment loss in investment in operating limited partnerships	—	—	—

Cumulative losses from operating limited partnerships	(23,939,149)	(17,253,621)	(14,453,704)

Investments in operating limited partnerships per balance sheets	16,878,320	12,586,199	18,610,544

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2002 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2001 (see note A)	(759,419)	(61,783)	(86,992)

The fund has recorded acquisition costs at March 31, 2002 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 2002 which the operating limited partnerships have not included in their capital as of December 31, 2001 due to different year ends (see note A)	752,440	617,683	353,433

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(988,194)	(576,343)	(154,154)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	270,248

Impairment loss in investment in operating limited partnerships	—	—	—

Other	23,202	90,185	28,652

Equity per operating limited partnerships’ combined financial statements	$14,523,579	$12,373,972	$18,387,171

The combined summarized balance sheets of the operating limited partnerships at December 31, 2002 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$416,764,459	$85,294,447	$94,124,037

Land	28,129,189	6,103,309	5,120,755

Other assets	34,956,224	8,404,985	9,099,187

	$479,849,872	$99,802,741	$108,343,979

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$355,790,403	$83,805,645	$81,101,198

Accounts payable and accrued expenses	16,525,910	3,186,865	5,356,369

Other liabilities	34,386,890	4,182,111	6,090,084

	406,703,203	91,174,621	92,547,651
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	53,511,689	2,044,160	12,320,985
Other partners	19,634,980	6,583,960	3,475,343

	73,146,669	8,628,120	15,796,328

	$479,849,872	$99,802,741	$108,343,979

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$110,451,304	$56,325,554	$70,569,117

Land	7,700,365	3,363,433	5,841,327

Other assets	8,621,033	4,180,401	4,650,618

	$126,772,702	$63,869,388	$81,061,062

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$93,110,067	$44,178,490	$53,595,003

Accounts payable and accrued expenses	3,001,866	3,041,395	1,939,415

Other liabilities	12,803,156	4,888,402	6,423,137

	108,915,089	52,108,287	61,957,555
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	12,463,947	9,993,862	16,688,735
Other partners	5,393,666	1,767,239	2,414,772

	17,857,613	11,761,101	19,103,507

	$126,772,702	$63,869,388	$81,061,062

The combined summarized balance sheets of the operating limited partnerships at December 31, 2001 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$434,163,048	$89,055,744	$98,152,849

Land	28,123,731	6,103,309	5,120,755

Other assets	34,713,829	7,928,120	9,019,686

	$497,000,608	$103,087,173	$112,293,290

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$359,375,161	$84,429,386	$81,783,914

Accounts payable and accrued expenses	16,654,306	2,950,703	6,028,036

Other liabilities	31,896,748	3,901,752	4,506,394

	407,926,215	91,281,841	92,318,344
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	66,062,489	4,621,038	16,156,729
Other partners	23,011,904	7,184,294	3,818,217

	89,074,393	11,805,332	19,974,946

	$497,000,608	$103,087,173	$112,293,290

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$114,813,450	$58,799,159	$73,341,846

Land	7,700,365	3,357,967	5,841,335

Other assets	8,232,083	4,987,479	4,546,461

	$130,745,898	$67,144,605	$83,729,642

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$93,965,649	$45,060,933	$54,135,279

Accounts payable and accrued expenses	2,759,510	2,879,024	2,037,033

Other liabilities	12,623,432	4,693,877	6,171,293

	109,348,591	52,633,834	62,343,605
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	14,523,579	12,373,972	18,387,171
Other partners	6,873,728	2,136,799	2,998,866

	21,397,307	14,510,771	21,386,037

	$130,745,898	$67,144,605	$83,729,642

The combined summarized statements of operations of the operating limited partnerships at December 31, 2002 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$63,218,406	$13,542,014	$13,092,046
Interest and other	2,736,768	466,792	619,874

	65,955,174	14,008,806	13,711,920
Expenses
Interest	18,838,560	3,796,256	3,451,397
Depreciation and amortization	19,393,859	4,176,802	4,530,806
Taxes and insurance	8,831,170	1,857,158	1,881,861
Repairs and maintenance	12,406,120	2,760,155	2,971,144
Operating expenses	19,449,314	4,202,830	4,488,201
Other expenses	2,122,746	387,284	303,201

	81,041,769	17,180,485	17,626,610

NET LOSS	$(15,086,595)	$(3,171,679)	$(3,914,690)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(10,300,591)	$(2,576,409)	$(3,781,124)

Net loss allocated to other partners	$(4,786,004)	$(595,270)	$(133,566)

*                 Amounts include $1,488,567, $828,133, $584,725, $335,363 and $77,750 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$17,392,323	$7,594,334	$11,597,689
Interest and other	931,748	330,700	387,654

	18,324,071	7,925,034	11,985,343
Expenses
Interest	5,314,367	2,452,079	3,824,461
Depreciation and amortization	4,831,718	2,681,125	3,173,408
Taxes and insurance	2,179,478	1,135,112	1,777,561
Repairs and maintenance	3,644,419	1,509,319	1,521,083
Operating expenses	4,679,198	2,499,489	3,579,596
Other expenses	992,846	319,358	120,057

	21,642,026	10,596,482	13,996,166

NET LOSS	$(3,317,955)	$(2,671,448)	$(2,010,823)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,043,768)	$(335,363)	$(1,563,927)

Net loss allocated to other partners	$(1,274,187)	$(2,336,085)	$(446,896)

*                 Amounts include $1,488,567, $828,133, $584,725, $335,363 and $77,750 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships at December 31, 2001 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$61,320,554	$13,102,661	$12,822,052
Interest and other	3,004,353	580,034	623,840

	64,324,907	13,682,695	13,445,892
Expenses
Interest	20,058,214	3,803,113	3,585,009
Depreciation and amortization	19,679,067	4,180,882	4,552,450
Taxes and insurance	8,047,948	1,773,191	1,706,286
Repairs and maintenance	10,879,694	2,444,727	2,553,788
Operating expenses	19,410,103	4,199,108	4,375,017
Other expenses	2,016,687	381,682	326,873

	80,091,713	16,782,703	17,099,423

NET LOSS	$(15,766,806)	$(3,100,008)	$(3,653,531)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(12,762,760)	$(2,420,223)	$(3,566,299)

Net loss allocated to other partners	$(3,004,046)	$(679,785)	$(87,232)

*                 Amounts include $1,284,317, $720,162, $475,837, $238,105 and $79,145 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$16,583,480	$7,467,977	$11,344,384
Interest and other	1,014,633	437,775	348,071

	17,598,113	7,905,752	11,692,455
Expenses
Interest	6,343,425	2,503,035	3,823,632
Depreciation and amortization	4,953,388	2,795,656	3,196,691
Taxes and insurance	1,821,227	1,069,207	1,678,037
Repairs and maintenance	3,000,929	1,427,331	1,452,919
Operating expenses	5,029,511	2,392,251	3,414,216
Other expenses	884,198	284,846	139,088

	22,032,678	10,472,326	13,704,583

NET LOSS	$(4,434,565)	$(2,566,574)	$(2,012,128)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(3,039,082)	$(2,197,605)	$(1,539,552)

Net loss allocated to other partners	$(1,395,483)	$(368,969)	$(472,576)

*                 Amounts include $1,284,317, $720,162, $475,837, $238,105 and $79,145 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2003 and 2002 consist of advance installments of capital contributions to operating limited partnerships.  The notes at March 31, 2003 and 2002 are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.66% to prime plus 3%.  Prime was 4.25% and 5% as of March 31, 2003 and 2002, respectively.  The notes receivable will be converted to capital or repaid upon demand and are deemed to be short term in nature.  Therefore, the carrying value of the notes receivable is deemed to approximate fair value.  The notes at March 31, 2003 and 2002 by series are as follows:

	2003	2002

Series 15	$—	$—
Series 16	—	—
Series 17	201,109	1,309,982
Series 18	—	—
Series 19	—	—

	$201,109	$1,309,982

NOTE E - OTHER ASSETS

Other assets include cash held by an escrow agent at March 31, 2003 and 2002.  The cash held for the Series at March 31, 2003 and 2002 represents capital contributions to be released to the operating limited partnerships when certain criteria are met.  The escrows held at March 31, 2003 and 2002 by series are as follows:

	2003	2002

Series 15	$—	$—
Series 16	—	—
Series 17	15,097	15,097
Series 18	—	—
Series 19	—	—

	$15,097	$15,097

In addition, other assets include cash advanced to operating limited partnerships at March 31, 2003 and 2002, some of which is to be applied to capital contributions payable when certain criteria have been met.  The advances at March 31, 2003 and 2002 by series are as follows:

	2003	2002

Series 15	$735,602	$735,602
Series 16	110,861	110,861
Series 17	1,912,203	1,926,995
Series 18	50,527	50,527
Series 19	—	—

	$2,809,193	$2,823,985

NOTE F - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31, year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2003 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(12,361,380)	$(1,651,044)	$(3,904,805)

Operating limited partnership rents received in advance	78,865	34,037	(2,797)

Fund management fees not deducted for tax purposes	1,272,032	373,054	591,980

Other	315,331	(77,084)	115,462

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(3,314,537)	(1,488,567)	(828,133)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	707,589	—	265,863

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,593,094)	(305,495)	(282,035)

Difference due to fiscal year for book purposes and calendar year for tax purposes	758,725	88,316	(74,672)

Loss for tax return purposes, year ended December 31, 2002	$(14,136,469)	$(3,026,783)	$(4,119,137)

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(2,171,688)	$(2,789,041)	$(1,844,802)

Operating limited partnership rents received in advance	2,237	2,635	42,753

Fund management fees not deducted for tax purposes	288,701	156,948	(138,651)

Other	(344,982)	443,041	178,894

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(584,725)	(335,362)	(77,750)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	105,921	335,805	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(469,018)	(194,106)	(342,440)

Difference due to fiscal year for book purposes and calendar year for tax purposes	306,973	243,864	194,244

Loss for tax return purposes, year ended December 31, 2002	$(2,866,581)	$(2,136,216)	$(1,987,752)

For income tax purposes, the fund reports using a December 31, year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(12,414,859)	$(1,674,623)	$(3,535,472)

Operating limited partnership rents received in advance	22,804	7,775	(10,260)

Fund management fees not deducted for tax purposes	2,172,028	548,052	691,980

Other	(182,283)	(11,311)	(296,554)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,835,216)	(1,284,315)	(757,811)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,728,412)	(364,790)	(304,731)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(110,739)	(124,227)	255,877

Loss for tax return purposes, year ended December 31, 2001	$(15,076,677)	$(2,903,439)	$(3,956,971)

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(3,088,894)	$(2,294,290)	$(1,821,580)

Operating limited partnership rents received in advance	2,331	(2,353)	25,311

Fund management fees not deducted for tax purposes	563,700	306,948	61,348

Other	329,140	(164,512)	(39,046)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(475,837)	(238,107)	(79,146)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(528,168)	(218,380)	(312,343)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(20,057)	(96,243)	(126,089)

Loss for tax return purposes, year ended December 31, 2001	$(3,217,785)	$(2,706,937)	$(2,291,545)

For income tax purposes, the fund reports using a December 31, year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2001 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(13,410,357)	$(2,173,076)	$(4,051,174)

Operating limited partnership rents received in advance	(19,011)	(1,086)	(15,570)

Fund management fees not deducted for tax purposes	1,647,028	548,052	291,980

Other	298,545	299,526	260,960

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,282,230)	(1,198,553)	(563,564)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	371,241	—	371,241

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,610,404)	(355,421)	(276,890)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(415,351)	(24,003)	10,929

Loss for tax return purposes, year ended December 31, 2000	$(15,420,539)	$(2,904,561)	$(3,972,088)

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(2,737,952)	$(2,418,073)	$(2,030,082)

Operating limited partnership rents received in advance	(4,147)	(18,003)	19,795

Fund management fees not deducted for tax purposes	563,700	231,948	11,348

Other	(414,410)	112,670	39,799

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(369,715)	(96,966)	(53,432)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(491,634)	(183,057)	(303,402)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,486)	(55,137)	(343,654)

Loss for tax return purposes, year ended December 31, 2000	$(3,457,644)	$(2,426,618)	$(2,659,628)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2003, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2002	$39,853,669	$421,812	$9,197,513

Estimated share of loss for the three months ended March 31, 2003	(2,195,770)	(472,214)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	11,312,007	5,689,823	2,909,104

Impairment loss in investment in operating limited partnerships	(1,424,816)	—	(983,090)

Historic tax credits	3,589,533	1,852,569	—

Other	14,090,402	895,640	3,198,998

Investments in operating limited partnerships - as reported	$65,225,025	$8,387,630	$14,322,525

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2002	$9,439,634	$6,782,831	$14,011,879

Estimated share of loss for the three months ended March 31, 2003	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,569,450	911,726	231,904

Impairment loss in investment in operating limited partnerships	(105,921)	(335,805)	—

Historic tax credits	1,100,310	318,327	318,327

Other	4,058,318	3,162,477	2,774,969

Investments in operating limited partnerships - as reported	$15,309,351	$10,221,873	$16,983,646

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

NOTE G - CASH EQUIVALENTS

On March 31, 2003 and 2002, Boston Capital Tax Credit Fund III L.P. purchased $900,000 and $2,025,000 of securities under agreements to resell on April 1, 2003 and April 2, 2002, respectively.  Interest is earned at rates ranging from 1.95% to 6.78% per annum.

Additionally, cash equivalents of $155,466 and $213,672 as of March 31, 2003 and 2002, respectively, include certificates of deposit and money market accounts with interest rates ranging from .61% to 1.4% per annum.

NOTE H - CONTINGENCIES

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

Mt. Vernon Associates, L.P., an operating limited partnership, has been notified by the IRS of certain instances of noncompliance relating to IRC Section 42 requirements.  The Operating General Partner has corrected the files to the best of their ability, however, the Investment General Partner is in the process of assessing the situation.  On January 9, 2003, the state agency conducted an audit and found one compliance issue, which has been corrected.  The Investment General Partner continues to monitor this situation closely, however, it is not possible to determine the result at this time.  Accordingly, no adjustment has been made in the accompanying financial statements.

NOTE I - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2003

Total revenue	$12,994	$5,824	$13,728	$13,294

Loss from operations	(559,022)	(761,386)	(709,278)	(1,318,678)

Equity in loss of investments in operating partnerships	(2,120,766)	(2,042,897)	(2,428,390)	(2,420,963)

Net loss	(2,679,788)	(2,804,283)	(3,137,668)	(3,739,641)

2002

Total revenue	$28,540	$37,832	$29,518	$12,345

Loss from operations	(632,156)	(700,986)	(591,508)	(525,014)

Equity in loss of investments in operating partnerships	(2,356,628)	(2,187,880)	(2,422,991)	(2,997,696)

Net loss	(2,988,784)	(2,888,866)	(3,014,499)	(3,522,710)

2001

Total revenue	$29,177	$37,213	$60,650	$32,649

Loss from operations	(594,093)	(758,236)	(620,428)	(866,394)

Equity in loss of investments in operating partnerships	(2,489,704)	(2,124,298)	(2,440,671)	(3,516,533)

Net loss	(3,083,797)	(2,882,534)	(3,061,099)	(4,382,927)

NOTE J - SUBSEQUENT EVENTS

In May 2003, the partnership sold its investment in Hidden Cover Associates, which is split between Series 3 in Boston Capital Tax Credit Fund Limited Partnership (BCTC) and Series 15 for proceeds of $148,373 and $1,710,981, respectively.  The sale will result in a gain on sale of investments for Series 3 of $82,207 and $1,710,981 for Series 15.

In June 2003, the partnership sold its investment in California Investors VI, which is split between Series 3 in BCTC and Series 17 for proceeds of $28, 682 and $408,835, respectively.  The sale will result in a gain on sale of investments for Series 3 of $0 and $408,835 for Series 17.

Boston Capital Tax Credit Fund III LP - Series 15
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
APRIL GARDENS	1,450,476	50,000	1,773,331	21,268	50,000	1,794,599	1,844,599	726,425	5/93	9/92	5-27.5 yrs
ARKANSAS CITY	811,467	15,870	1,016,757	0	15,870	1,016,757	1,032,627	353,581	12/94	9/94	5-25 yrs
AUTUMNWOOD	1,308,021	50,000	1,669,609	8,898	50,000	1,678,507	1,728,507	644,112	1/93	8/92	5-27.5 yrs
BARTON VILLAGE	503,713	47,898	683,991	5,242	47,898	689,233	737,131	260,370	3/93	10/92	5-27.5 yrs
BECKWOOD MANOR EIGHT	1,205,519	60,000	1,498,746	13,990	58,000	1,512,736	1,570,736	488,703	8/95	8/94	5-27.5 yrs
BERGEN MANOR	1,000,967	42,000	1,256,858	34,534	42,000	1,291,392	1,333,392	537,539	7/92	7/92	7-27.5 yrs
BRIDLEWOOD	778,649	42,000	211,635	807,032	42,000	1,018,667	1,060,667	234,294	1/95	1/94	5-27.5 yrs
BRUNSWICK	805,244	69,000	953,553	7,464	69,000	961,017	1,030,017	384,631	9/92	4/92	7-27.5 yrs
BUENA VISTA APTS	1,435,925	75,000	1,767,511	10,177	75,000	1,777,688	1,852,688	750,234	1/92	3/92	7-27.5 yrs
CALEXICO SR	1,900,411	213,000	2,047,255	0	213,000	2,047,255	2,260,255	456,278	9/92	9/92	7-27.5 yrs
CALIFORNIA INVESTORS VII	8,516,143	820,000	9,361,922	16,413,584	803,050	25,775,506	26,578,556	6,458,474	12/93	10/92	5-27.5 yrs
CHESTNUT HILL	728,365	40,000	904,814	9,341	40,000	914,155	954,155	266,681	9/92	9/92	7-27.5 yrs
CORALVILLE HOUSING	2,496,500	258,000	4,683,541	160,999	258,000	4,844,540	5,102,540	2,009,832	10/92	3/92	7-27.5 yrs
CURWENSVILLE	1,197,543	31,338	1,435,553	223,082	31,338	1,658,635	1,689,973	438,528	7/93	9/92	5-27.5 yrs
DEERFIELD	1,215,162	65,400	1,495,473	0	65,400	1,495,473	1,560,873	610,965	6/92	4/92	7-27.5 yrs
EAST MACHIAS	1,026,410	77,963	1,478,171	18,799	77,963	1,496,970	1,574,933	415,183	1/93	9/92	10-40 yrs
EAST PARK	519,159	2,000	980,413	25,847	2,000	1,006,260	1,008,260	348,595	1/94	6/94	5-27.5 yrs
EDGEWOOD	776,565	36,000	967,796	0	36,000	967,796	1,003,796	373,809	8/92	6/92	7-27.5 yrs

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
FAR VIEW	909,064	100,000	1,066,418	27,045	100,000	1,093,463	1,193,463	295,042	11/92	6/92	10-40 yrs
GRAHAM HOUSING	1,268,058	85,006	2,451,794	12,645	85,006	2,464,439	2,549,445	589,899	6/95	10/94	5-27.5 yrs
GRANTSVILLE	1,467,804	85,099	1,795,971	27,348	85,599	1,823,319	1,908,918	484,101	2/93	5/92	5-27.5 yrs
GREENTREE APTS	675,807	15,000	1,143,223	(9,253)	15,000	1,133,970	1,148,970	740,081	10/75	4/94	5-27.5 yrs
GREENWOOD VIL	665,295	20,123	893,915	6,905	20,123	900,820	920,943	337,604	5/93	8/92	5-27.5 yrs
HARRISONVILLE II	601,828	15,000	744,677	28,172	15,000	772,849	787,849	349,726	11/91	3/92	7-27.5 yrs
HEALDTON	689,944	15,000	868,469	0	15,000	868,469	883,469	203,693	12/94	8/94	5-27.5 yrs
HEARTHSIDE	1,901,224	95,000	2,967,134	(28,412)	95,000	2,938,722	3,033,722	1,039,902	11/92	4/92	7-27.5 yrs
HERONS LANDING	1,189,327	176,121	1,410,573	47,042	176,121	1,457,615	1,633,736	586,255	10/92	10/92	7-27.5 yrs
HIDDEN COVE	2,716,171	707,848	4,334,916	54,920	707,848	4,389,836	5,097,684	2,183,384	8/88	2/94	5-27.5 yrs
HIGGINSVILLE ESTATES	620,593	40,000	738,056	6,143	40,000	744,199	784,199	352,830	3/91	3/92	7-27.5 yrs
INV GROUP OF PAYSON	1,469,995	211,500	1,767,942	0	211,500	1,767,942	1,979,442	401,406	8/92	8/92	7-27.5 yrs
KEARNEY	626,626	30,000	763,159	11,018	30,000	774,177	804,177	351,545	1/92	5/92	7-27.5 yrs
LAKEVIEW	877,462	30,000	1,077,130	(900)	30,000	1,076,230	1,106,230	435,656	7/92	4/92	7-27.5 yrs
LAURELWOOD	1,055,855	58,500	1,268,491	1,521	58,500	1,270,012	1,328,512	519,127	2/92	3/92	7-27.5 yrs
LEBANON II	908,921	40,000	1,090,397	18,949	40,000	1,109,346	1,149,346	423,738	2/93	8/92	5-27.5 yrs
LEBANON III	624,583	26,750	766,992	40,085	26,750	807,077	833,827	348,218	2/92	3/92	7-27.5 yrs
LILAC	714,090	36,000	897,897	0	36,000	897,897	933,897	356,151	7/92	6/92	7-27.5 yrs

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
LIVINGSTON PLAZA	663,877	32,500	868,525	0	32,500	868,525	901,025	318,698	11/93	12/92	5-27.5 yrs
MADISON PARTNERS	1,184,698	47,340	1,452,910	32,396	47,340	1,485,306	1,532,646	502,599	12/94	3/95	5-27.5 yrs
MANNING LANE	1,452,989	73,600	1,771,816	6,404	73,600	1,778,220	1,851,820	683,958	3/93	8/92	5-27.5 yrs
MARSHALL LANE	546,450	20,000	672,691	728	20,000	673,419	693,419	261,301	12/92	8/92	5-27.5 yrs
MARYVILLE	709,792	57,000	834,823	24,307	57,000	859,130	916,130	385,329	3/92	5/92	7-27.5 yrs
MONARK VILLAGE	307,707	68,900	570,916	3,791	68,900	574,707	643,607	181,675	3/94	6/94	5-27.5 yrs
N. PRAIRIE	868,306	5,000	1,121,143	33,513	5,000	1,154,656	1,159,656	477,632	5/93	9/92	5-27.5 yrs
OAKGROVE	398,955	5,000	460,291	17,845	5,000	478,136	483,136	222,491	11/91	4/92	7-27.5 yrs
OAKWOOD	1,095,395	42,000	1,341,412	17,729	42,000	1,359,141	1,401,141	562,621	5/92	5/92	7-27.5 yrs
OSAGE	1,033,527	110,000	2,309,861	84,028	110,000	2,393,889	2,503,889	992,582	6/92	4/92	7-27.5 yrs
OSCEOLA	624,290	54,600	797,763	112,021	27,300	909,784	937,084	397,041	5/92	5/92	7-27.5 yrs
PDC FIFTY FIVE	1,273,568	50,170	1,576,823	6,196	50,170	1,583,019	1,633,189	568,007	9/93	10/92	5-27.5 yrs
RAINIER	3,537,442	521,000	5,852,852	59,516	521,000	5,912,368	6,433,368	1,719,527	1/93	4/92	5-27.5 yrs
RIDGEVIEW	881,216	42,800	1,027,499	3,864	42,800	1,031,363	1,074,163	427,733	1/92	3/92	7-27.5 yrs
RIO MEMBRES II	764,300	48,938	930,376	30,078	48,938	960,454	1,009,392	280,012	4/92	4/92	7-27.5 yrs
ROLLING BROOK	816,076	35,000	1,006,667	17,933	35,000	1,024,600	1,059,600	444,429	11/92	6/92	7-27.5 yrs

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
SCHOOL STREET	702,124	127,852	1,353,622	129,640	38,509	1,483,262	1,521,771	656,919	5/92	4/92	5-27.5 yrs
SHENANDOAH	1,453,960	67,500	1,754,599	4,638	67,500	1,759,237	1,826,737	651,215	2/93	8/92	5-27.5 yrs
SHOWBOAT MANOR	785,701	31,200	968,253	18,535	31,200	986,788	1,017,988	416,989	2/92	7/92	5-27.5 yrs
SIOUX FALLS	1,195,036	146,694	2,656,753	85,749	146,694	2,742,502	2,889,196	1,131,794	9/92	5/92	7-27.5 yrs
SUNSET SQUARE	730,698	50,000	896,507	10,373	50,000	906,880	956,880	271,348	8/92	9/92	7-27.5 yrs
TAYLOR MILLS	759,149	24,000	936,166	0	24,000	936,166	960,166	378,657	5/92	4/92	7-27.5 yrs
TIMMONS VILLAGE	615,090	15,000	754,172	6,507	38,500	760,679	799,179	304,955	7/92	5/92	7-27.5 yrs
UNIVERSITY MEADOWS	2,124,194	62,985	3,579,473	41,247	62,985	3,620,720	3,683,705	1,520,244	12/92	6/92	5-28 yrs
VALATIE	1,320,216	30,000	1,712,263	47,302	30,000	1,759,565	1,789,565	707,560	4/93	6/92	7-27.5 yrs
VIRGEN DEL POZO	3,301,185	120,000	4,274,133	206,767	120,000	4,480,900	4,600,900	1,514,861	7/93	8/92	5-27.5 yrs
VILLA DEL MAR	1,449,295	50,000	1,792,888	54,876	50,000	1,847,764	1,897,764	780,228	8/92	8/92	7-27.5 yrs
WACHULA	1,460,454	66,720	1,770,669	23,964	66,720	1,794,633	1,861,353	694,365	10/92	9/92	5-27.5 yrs
WEEDPATCH	1,946,904	272,000	2,246,927	3,703	272,000	2,250,630	2,522,630	441,492	9/94	1/94	5-50 yrs
WESTERNPORT	1,469,563	18,645	1,833,384	3,694	18,645	1,837,078	1,855,723	678,493	2/93	7/92	5-27.5 yrs
WHITEWATER VILL	519,569	18,542	637,048	2,207	18,542	639,255	657,797	253,417	11/92	8/92	7-27.5 yrs
WOOD PARK POINTE	1,155,033	117,500	1,329,664	4,009	117,500	1,333,673	1,451,173	544,806	5/92	6/92	5-27.5 yrs
	83,805,645	6,214,902	111,326,972	19,097,045	6,103,309	130,424,017	136,527,326	45,129,570

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2002

There were no carrying costs as of December 31, 2002.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 15

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,786,120
Other	0
		$64,786,120
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/93		$64,786,120
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,271,170
Other	0
		$52,271,170
Deductions during period:
Cost of real estate sold	$0
Other	(69,144)
		(69,144)
Balance at close of period - 3/31/94		$116,988,146
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,630,188
Improvements, etc	182,886
Other	0
		$10,813,074
Deductions during period:
Cost of real estate sold	$0
Other	(927,768)
		(927,768)
Balance at close of period - 3/31/95		$126,873,452

Balance at close of period - 3/31/95		$126,873,452
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,482
Improvements, etc	998,864
Other	0
		$8,476,346
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$135,349,798
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	102,413
Improvements, etc	0
Other	0
		$102,413
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$135,452,211
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	136,931
Other	0
		$136,931
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$135,589,142

Balance at close of period - 3/31/98		$135,589,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,180
Other	0
		$229,180
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$135,818,322
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	203,110
Other	0
		$203,110
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$136,021,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,095
Other	0
		$215,095
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$135,735,598

Balance at close of period -3/31/01		$135,735,598
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,538
Other	0
		$422,538
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period -3/31/02		$136,198,136
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,190
Other	0
		$369,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period -3/31/03		$136,527,326

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$1,151,027
Balance at close of period - 3/31/93		$1,151,027
Current year expense	$4,194,293
Balance at close of period - 3/31/94		$5,345,320
Current year expense	$4,646,907
Balance at close of period - 3/31/95		$9,992,227
Current year expense	$5,445,282
Balance at close of period - 3/31/96		$15,437,509
Current year expense	$4,587,940
Balance at close of period - 3/31/97		$20,025,449
Current year expense	$4,427,546
Balance at close of period - 3/31/98		$24,452,995
Current year expense	$4,453,997
Balance at close of period - 3/31/99		$28,906,992
Current year expense	$4,348,463
Balance at close of period - 3/31/00		$33,255,455
Current year expense	$3,625,904
Balance at close of period - 3/31/01		$36,881,359
Current year expense	$4,117,724
Balance at close of period - 3/31/02		$40,999,083
Current year expense	$4,130,487
Balance at close of period - 3/31/03		$45,129,570

Boston Capital Tax Credit Fund III LP - Series 16
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

Description	Encum-brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
1413 LEAVENWORTH	1,692,257	8,000	2,927,089	659,034	8,000	3,586,123	3,594,123	1,269,355	3/93	12/92	5-27.5 yrs
ANSON	1,267,913	40,202	1,683,348	22,439	40,202	1,705,787	1,745,989	458,210	9/93	12/92	10-40 yrs
AZTEC	1,003,962	115,000	1,299,311	27,493	115,000	1,326,804	1,441,804	519,534	5/93	5/93	5-27.5 yrs
BENTONIA ELDERLY	830,787	21,000	678,677	390,313	21,000	1,068,990	1,089,990	267,260	2/94	7/93	5-27.5 yrs
BERNICE VILLA	921,791	37,000	1,204,665	36,705	37,000	1,241,370	1,278,370	299,974	10/93	5/93	5-40 yrs
BLAIRSVILLE RENTAL I	748,309	58,377	866,980	42,179	35,000	909,159	944,159	275,022	9/94	12/92	5-27.5 yrs
BLAIRSVILLE RENTAL	732,284	84,359	804,895	62,014	49,500	866,909	916,409	264,793	7/94	12/92	5-27.5 yrs
BLOWING ROCK	508,088	47,500	663,473	686	47,500	664,159	711,659	198,135	11/94	12/93	5-27.5 yrs
BRANSON CHRISTIAN I	1,399,851	163,350	2,990,564	11,187	163,350	3,001,751	3,165,101	1,024,174	6/94	3/94	5-27.5 yrs
BRANSON CHRISTIAN II	965,558	0	2,497,066	46,615	0	2,543,681	2,543,681	850,272	8/94	7/94	5-27.5 yrs
BUTLER RENTAL	740,119	0	937,495	18,887	0	956,382	956,382	329,905	9/93	12/92	7-27.5 yrs
CANTERFIELD	758,163	48,000	934,169	1,062	48,000	935,231	983,231	359,866	1/93	11/92	5-27.5 yrs
CAPE ANN	429,658	18,000	1,833,366	77,552	18,000	1,910,918	1,928,918	635,391	12/93	1/93	7-31.5 yrs
CASS PARTNERS	588,542	45,250	2,026,740	0	45,250	2,026,740	2,071,990	478,839	12/93	12/93	5-27.5 yrs
CEDAR TRACE	497,298	18,000	639,500	5,277	18,000	644,777	662,777	264,647	7/93	10/92	5-27.5 yrs
CONCORD ASSOC.	1,106,449	61,532	1,223,133	196,772	61,532	1,419,905	1,481,437	574,470	2/93	2/93	5-27.5 yrs
CLYMER PARK ASSOC	1,429,044	35,800	1,831,813	66,088	35,800	1,897,901	1,933,701	425,531	11/94	12/92	5-27.5 yrs
CUMBERLAND WOOD	1,432,068	114,449	1,780,622	62,211	129,538	1,842,833	1,972,371	411,323	10/94	12/93	6-40 yrs
DAVENPORT HOUSING	2,926,915	223,889	6,598,309	164,469	223,889	6,762,778	6,986,667	2,397,700	2/94	10/93	7-27.5 yrs
DEER RUN	657,159	30,000	1,536,783	0	30,000	1,536,783	1,566,783	562,312	3/93	8/93	5-27.5 yrs
EASTMAN ELDERLY	1,159,320	80,000	1,428,172	28,253	36,900	1,456,425	1,493,325	490,194	10/93	12/92	7-27.5 yrs
FAIRMEADOW APTS	870,999	53,296	1,184,327	43,566	53,296	1,227,893	1,281,189	291,794	7/93	1/93	5-27.5 yrs
FALCON RIDGE	1,028,515	25,000	1,332,798	30,344	25,000	1,363,142	1,388,142	298,825	1/95	4/94	5-27.5 yrs

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period				Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation
GIBSON	886,326	30,290	1,138,786	1,029	30,290	1,139,815	1,170,105	313,619	6/93	12/92	5-27.5 yrs
GREENFIELD	524,121	25,000	649,793	0	25,000	649,793	674,793	269,367	5/93	1/93	5-27.5 yrs
GREENWOOD	1,448,421	62,076	1,480,776	463,399	62,076	1,944,175	2,006,251	755,508	10/93	11/93	5-27.5 yrs
HARMONY HOUSE	1,446,039	57,000	1,764,438	14,574	57,000	1,779,012	1,836,012	525,198	7/93	11/92	5-27.5 yrs
HAYNES HOUSE	2,970,097	685,381	5,956,903	2,471,680	674,499	8,428,583	9,103,082	1,680,917	9/95	8/94	12-40 yrs
HOLLY TREE	873,840	58,900	1,069,733	6,452	58,900	1,076,185	1,135,085	415,088	2/93	11/92	5-27.5 yrs
IDABEL PROP.	1,360,330	50,000	1,791,971	0	50,000	1,791,971	1,841,971	701,794	12/93	4/93	5-25 yrs
ISOLA SQUARE	957,033	22,300	250,691	991,187	22,300	1,241,878	1,264,178	279,375	4/94	11/93	7-40 yrs
JOINER ELDERLY	791,545	47,719	1,026,013	10,472	47,719	1,036,485	1,084,204	403,844	6/93	1/93	5-40 yrs
LAWRENCEVILLE MANOR	1,398,527	61,370	1,660,796	34,651	61,370	1,695,447	1,756,817	578,794	7/94	2/94	5-27.5 yrs
LAWTELL MANOR	901,596	45,000	1,201,948	30,671	45,000	1,232,619	1,277,619	302,555	8/93	4/93	7-40 yrs
LOGAN LANE	1,313,547	54,000	1,602,465	2,963	54,000	1,605,428	1,659,428	610,339	3/93	9/92	5-27.5 yrs
MARINERS POINTE I & II	4,092,141	170,020	7,548,131	517,712	170,020	8,065,843	8,235,863	3,113,512	8/93	12/92	7-27.5 yrs
MEADOWS OF SOUTHGATE	2,218,206	252,000	4,575,879	2,605	252,000	4,578,484	4,830,484	970,430	5/94	7/93	12-40 yrs
MENDOTA VILLAGE	1,948,356	136,140	2,421,001	0	136,140	2,421,001	2,557,141	497,856	5/93	12/92	5-50 yrs
MIDCITY	2,841,065	15,058	6,611,666	4,800	15,058	6,616,466	6,631,524	2,034,715	6/94	9/93	5-27.5 yrs
NEWPORT HOUSING	1,210,261	160,000	1,405,411	(3,274)	160,000	1,402,137	1,562,137	373,508	10/93	2/93	5-27.5 yrs
NEWPORT MANOR	939,635	31,908	1,175,109	65,304	31,908	1,240,413	1,272,321	322,894	12/93	9/93	5-40 yrs
PALATINE LP	1,399,576	37,400	1,785,282	36,980	37,400	1,822,262	1,859,662	648,966	5/94	5/94	5-27.5 yrs
RIVIERA APTS	1,669,678	100,000	2,979,700	620,624	132,400	3,600,324	3,732,724	1,189,668	12/93	12/92	5-27.5 yrs
SABLE CHASE	4,704,150	502,774	12,248,475	49,425	502,774	12,297,900	12,800,674	4,136,603	12/94	12/93	7-27.5 yrs
ST CROIX COMMONS	1,013,824	44,681	2,607,046	(659,017)	44,681	1,948,029	1,992,710	672,492	12/94	10/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
	Encum- brances		Buildings and improvements			Buildings and improvements		Accumulated depreciation	Date of construction	Date acquired
Description		Land		Improvements	Land		Total
ST JOSEPH SQ	941,715	37,500	1,167,702	31,114	37,500	1,198,816	1,236,316	290,228	9/93	5/93	5-40 yrs
SIMMESPORT	919,889	60,000	1,171,005	51,141	60,000	1,222,146	1,282,146	301,233	6/93	4/93	7-40 yrs
STONY GROUND	1,408,492	127,380	1,794,961	5,200	129,005	1,800,161	1,929,166	649,431	6/93	12/92	5-27.5 yrs
SUMMERSVILLE	612,643	20,000	774,259	9,636	20,000	783,895	803,895	324,633	6/93	5/93	5-27.5 yrs
TALBOT VILLAGE	671,284	22,300	833,494	8,297	22,300	841,791	864,091	320,509	4/93	8/92	5-27.5 yrs
TCHULA ELDERLY	819,317	20,000	1,071,899	6,381	20,000	1,078,280	1,098,280	276,704	12/93	7/93	5-27.5 yrs
TUOLUMNE CITY	1,579,793	190,000	1,912,157	0	190,000	1,912,157	2,102,157	379,935	8/93	12/92	5-50 yrs
TURTLE CREEK	838,633	23,141	1,113,511	29,354	23,141	1,142,865	1,166,006	308,887	10/93	5/93	7-40 yrs
TWIN OAKS ASSOC	1,443,048	45,000	1,776,674	7,868	45,000	1,784,542	1,829,542	502,695	9/93	12/92	5-27.5 yrs
VICTORIA POINTE	1,425,850	153,865	1,437,570	358,182	128,900	1,795,752	1,924,652	557,984	1/95	10/94	5-27.5 yrs
VISTA LINDA APARTMENTS	2,480,609	143,253	2,961,671	114,457	143,253	3,076,128	3,219,381	1,042,845	12/93	1/93	5-27.5 yrs
WAKEFIELD HOUSING	1,246,302	88,564	1,480,003	17,799	88,564	1,497,802	1,586,366	418,602	2/93	9/92	10-40 yrs
WEST END MANOR	976,166	52,300	1,188,913	(43)	52,300	1,188,870	1,241,170	447,502	5/93	5/93	5-27.5 yrs
WESTCHESTER OAK GROVE	1,078,620	38,010	2,281,529	87,164	35,000	2,368,693	2,403,693	964,811	4/93	12/92	5-27.5 yrs
WESTCHESTER ST JOE	1,346,365	100,000	3,211,620	23,603	100,000	3,235,223	3,335,223	1,264,760	6/93	7/93	5-27.5 yrs
WESTVILLE PROPERTIES	699,372	25,000	912,139	0	25,000	912,139	937,139	369,193	7/93	2/93	5-25 yrs
WILCOX INVESTMENT GROUP	1,090,941	58,500	1,376,329	0	58,500	1,376,329	1,434,829	284,197	6/93	1/93	5-50 yrs
WOODLANDS APTS	918,796	30,000	668,555	557,814	30,000	1,226,369	1,256,369	379,895	2/95	9/94	5-27.5 yrs
	81,101,198	5,211,834	128,989,299	7,963,350	5,120,755	136,952,649	142,073,404	42,828,612

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 16

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,191,631
Improvements, etc	0
Other	0
		$4,191,631
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/93		$4,191,631
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,686,042
Improvements, etc	43,162,006
Other	0
		$75,848,048
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$80,039,679
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,495,343
Improvements, etc	41,448,097
Other	0
		$56,943,440
Deductions during period:
Cost of real estate sold	0
Other	0
		0
Balance at close of period - 3/31/95		$136,983,119

Balance at close of period - 3/31/95		$136,983,119
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	106,204
Improvements, etc	5,007,023
Other	0
		$5,113,227
Deductions during period:
Cost of real estate sold	$0
Other	(675,394)
		(675,394)
Balance at close of period - 3/31/96		$141,420,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	97,847
Other	0
		$97,847
Deductions during period:
Cost of real estate sold	$0
Other	(1,512,675)
		(1,512,675)
Balance at close of period - 3/31/97		$140,006,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	163,080
Other	0
		$163,080
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$140,169,204

Balance at close of period - 3/31/98		$140,169,204
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	240,077
Other	0
		$240,077
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$140,409,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	618,565
Other	0
		$618,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$141,027,846
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	281,498
Other	0
		$281,498
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$141,309,344

Balance at close of period - 3/31/01		$141,309,344
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,709
Other	0
		$291,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$141,601,053
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	472,351
Other	0
		$472,351
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$142,073,404

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$0
Balance at close of period - 3/31/93		$0
Current year expense	$1,347,806
Balance at close of period - 3/31/94		$1,347,806
Current year expense	$3,630,765
Balance at close of period - 3/31/95		$4,978,571
Current year expense	$5,098,416	`
Balance at close of period - 3/31/96		$10,076,987
Current year expense	$4,859,372
Balance at close of period - 3/31/97		$14,936,359
Current year expense	$4,709,137
Balance at close of period - 3/31/98		$19,645,496
Current year expense	$4,715,345
Balance at close of period - 3/31/99		$24,360,841
Current year expense	$4,748,152
Balance at close of period - 3/31/00		$29,108,993
Current year expense	$4,694,454
Balance at close of period - 3/31/01		$33,803,447
Current year expense	$4,524,002
Balance at close of period - 3/31/02		$38,327,449
Current year expense	$4,501,163
Balance at close of period - 3/31/03		$42,828,612

Boston Capital Tax Credit Fund III LP - Series 17
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition					Date of construction	Date acquired	Life on which depreciation is computed
					Gross amount at which carried at close of period
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation
ANNADALE HOUSING	11,144,863	226,000	12,180,150	185,313	226,000	12,365,463	12,591,463	2,916,669	6/90	2/89	5-50 yrs
ARTESIA PROPERTIES	1,390,360	30,730	1,865,231	6,462	30,730	1,871,693	1,902,423	626,425	9/94	9/94	5-27.5 yrs
ASPEN RIDGE	782,205	36,000	2,004,059	52,824	36,000	2,056,883	2,092,883	736,694	11/93	9/93	5-27.5 yrs
BLADENBORO	1,001,777	16,000	1,213,015	(27,474)	16,000	1,185,541	1,201,541	350,303	7/95	3/95	5-27.5 yrs
BREWER ST	1,140,278	0	2,296,514	12,776	0	2,309,290	2,309,290	863,839	7/93	6/93	5-27.5 yrs
BRIARWOOD APTS	893,831	38,500	20,850	1,209,246	38,952	1,230,096	1,269,048	259,973	7/93	6/93	5-27.5 yrs
BRIARWOOD VILLAGE	1,127,567	42,594	1,418,259	3,786	42,594	1,422,045	1,464,639	485,672	5/94	10/93	5-27.5 yrs
BRIARWOOD DEKALB	1,287,024	96,000	2,943,443	15,980	96,000	2,959,423	3,055,423	713,269	6/94	10/93	5-40 yrs
CAIRO HOUSING	1,057,990	17,000	1,309,062	84,799	17,000	1,393,861	1,410,861	539,513	4/93	5/93	7-27.5 yrs
CALIFORNIA INV VI	3,554,779	400,000	7,446,261	(1,596,778)	400,000	5,849,483	6,249,483	2,899,018	5/89	1/94	5-27.5 yrs
CALIFORNIA INV VII	8,516,143	803,050	25,913,966	(138,460)	803,050	25,775,506	26,578,556	6,458,474	12/93	12/93	5-27.5 yrs
CAMBRIDGE YMCA	2,110,815	95,200	5,135,233	55,894	95,200	5,191,127	5,286,327	1,854,778	12/93	4/93	5-27.5 yrs
CANEYVILLE PROPERTIES	470,425	36,000	601,775	(13,800)	36,000	587,975	623,975	223,454	4/93	5/93	5-27.5 yrs
CLINTON ESTATES	729,546	47,533	891,872	11,788	47,533	903,660	951,193	301,332	12/94	12/94	5-27.5 yrs
CLOVERPORT PROPERTIES	740,312	21,500	947,659	(7,038)	21,500	940,621	962,121	349,270	7/93	4/93	5-27.5 yrs
COLLEGE GREEN	3,712,242	225,000	6,774,847	84,664	225,000	6,859,511	7,084,511	2,071,693	8/95	3/95	5-27.5 yrs
CROFTON ASSOC.	790,220	46,511	961,097	5,414	46,511	966,511	1,013,022	232,381	3/93	4/93	5-27.5 yrs
CYPRESS POINT	3,215,671	265,000	4,794,440	249,246	265,000	5,043,686	5,308,686	1,201,312	12/94	2/94	5-27.5 yrs
DEERWOOD VILLAGE	636,265	29,138	804,512	4,040	29,138	808,552	837,690	269,320	7/94	2/94	5-27.5 yrs
DOYLE VILLAGE	1,152,337	100,000	1,435,520	6,065	100,000	1,441,585	1,541,585	490,608	4/94	9/93	5-27.5 yrs
GALLAWAY ASSOC.	1,041,983	35,600	1,307,158	43,890	35,600	1,351,048	1,386,648	338,353	5/93	4/93	5-27.5 yrs
GLENRIDGE	2,021,945	350,000	2,208,213	7,278	350,000	2,215,491	2,565,491	561,853	6/94	6/94	5-27.5 yrs

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition					Date of construction	Date acquired	Life on which depreciation is computed
					Gross amount at which carried at close of period
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation
GREEN ACRES	1,117,505	173,447	1,366,874	33,325	173,447	1,400,199	1,573,646	467,843	11/94	1/95
GREENWOOD PLACE	1,050,650	44,400	299,685	1,156,168	44,400	1,455,853	1,500,253	314,375	8/94	11/93	7-40 yrs
HACKLEY BARCLAY	3,085,073	174,841	4,603,493	318,999	175,000	4,922,492	5,097,492	1,750,387	12/94	12/93	5-27.5 yrs
HENSON CREEK	3,847,743	945,000	7,971,879	6,649	945,000	7,978,528	8,923,528	2,013,803	4/94	5/93	5-27.5 yrs
HICKMAN ASSOC.	528,243	24,000	673,642	2,832	24,000	676,474	700,474	154,360	12/93	11/93	5-27.5 yrs
HOUSTON VILLAGE	663,082	11,500	850,901	2,588	11,500	853,489	864,989	291,500	5/94	12/93	5-27.5 yrs
IVYWOOD	3,783,481	290,542	5,712,656	37,407	290,542	5,750,063	6,040,605	2,103,435	10/93	6/93	5-27.5 yrs
JONESTOWN MANOR	856,711	0	311,764	959,685	36,900	1,271,449	1,308,349	269,257	12/94	12/93	7-40 yrs
LARGO CENTER	3,665,533	1,012,500	7,262,001	66,115	1,012,500	7,328,116	8,340,616	1,677,341	6/94	3/93	5-27.5 yrs
LEE TERRACE	1,469,647	93,246	4,573	1,748,759	93,246	1,753,332	1,846,578	582,215	12/94	2/94	5-27.5 yrs
MIDLAND HOUSING	932,966	60,000	2,422,788	53,999	60,000	2,476,787	2,536,787	684,988	6/94	9/93	5-27.5 yrs
MOUNT VERNON	2,118,651	200,000	3,141,984	312,601	200,000	3,454,585	3,654,585	1,068,813	11/94	11/94	5-27.5 yrs
OAKWOOD OF BENNETSVILLE	865,651	60,000	1,074,857	1,881	60,000	1,076,738	1,136,738	391,271	12/93	9/93	5-27.5 yrs
OPELOUSAS POINT	1,366,786	50,000	559,121	1,407,566	50,000	1,966,687	2,016,687	446,001	3/94	11/93	5-27.5 yrs
PALMETTO VILLAS	1,603,685	60,724	2,034,151	9,995	60,724	2,044,146	2,104,870	552,429	4/94	5/94	5-27.5 yrs
PARK PLACE II	1,156,615	112,000	1,408,102	13,488	112,000	1,421,590	1,533,590	494,396	4/94	2/94	7-27.5 yrs
PINEHURST	801,237	24,000	1,033,022	40,680	24,000	1,073,702	1,097,702	380,580	2/94	2/94	5-27.5 yrs
QUAIL VILLAGE	866,562	30,450	1,060,273	2,468	30,450	1,062,741	1,093,191	340,694	2/94	9/93	7-27.5 yrs
SEA BREEZE	1,219,157	94,000	1,515,733	4,995	94,000	1,520,728	1,614,728	476,626	1/95	3/94	N/A
SHAWNEE HOUSING	1,107,159	182,786	2,347,227	113,423	182,786	2,460,650	2,643,436	966,182	10/92	2/93	7-27.5 yrs
SIXTH ST APTS	2,247,278	151,687	1,123,504	3,190,386	162,687	4,313,890	4,476,577	1,022,022	12/94	12/93	5-27.5 yrs
SKOWHEGAN HOUSING	1,603,216	100,000	2,121,472	114,339	100,000	2,235,811	2,335,811	607,886	8/94	9/94	5-27.5 yrs

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition					Date of construction	Date acquired	Life on which depreciation is computed
					Gross amout at which carried at close of period
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation
SOLEDAD	1,912,678	340,000	2,005,222	0	340,000	2,005,222	2,345,222	391,405	1/94	10/93	5-50 yrs
SUGARWOOD PARK	3,394,280	281,875	5,949,680	37,980	281,875	5,987,660	6,269,535	1,837,440	7/95	4/94	5-27.5 yrs
VOORHEESVILLE	1,085,104	74,600	1,254,914	49,782	74,600	1,304,696	1,379,296	480,796	5/93	7/93	7-27.5 yrs
WAYNSBURG HOUSING	1,475,765	169,200	2,113,822	116,257	18,100	2,230,079	2,248,179	448,973	12/95	7/94	10-40 yrs
WHITE CASTLE	767,031	84,800	948,687	19,994	84,800	968,681	1,053,481	312,914	5/94	6/94	27.5 yrs
	93,110,067	7,802,954	145,645,163	10,078,276	7,700,365	155,723,439	163,423,804	45,272,135

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 17

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,662,502
Improvements, etc	0
Other	0
		$58,662,502
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$58,662,502
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,044,766
Improvements, etc	39,965,487
Other	0
		$71,010,253
Deductions during period:
Cost of real estate sold	$0
Other	(26,680)
		(26,680)
Balance at close of period - 3/31/95		$129,646,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,769,183
Improvements, etc	11,596,518
Other	0
		$21,365,701
Deductions during period:
Cost of real estate sold	0
Other	(13,800)
		(13,800)
Balance at close of period - 3/31/96		$150,997,976

Balance at close of period - 3/31/96		$150,997,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,406,150
Improvements, etc	133,058
Other	0
		$12,539,208
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$163,537,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	337,191
Improvements, etc	0
Other	0
		$337,191
Deductions during period:
Cost of real estate sold	$0
Other	(1,598,364)
		(1,598,364)
Balance at close of period - 3/31/98		$162,276,011
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,765
Other	0
		$200,765
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$162,476,776

Balance at close of period - 3/31/99		$162,476,776
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	292,965
Other	0
		$292,965
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$162,769,741
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,942
Other	0
		$252,942
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$162,521,754

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	525,052
Other	0
		$525,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$163,046,806

Balance at close of period - 3/31/02		$163,046,806
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	376,998
Other	0
		$376,998
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$163,423,804

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$727,342
Balance at close of period - 3/31/94		$727,342
Current year expense	$4,342,560
Balance at close of period - 3/31/95		$5,069,902
Current year expense	$4,963,158
Balance at close of period - 3/31/96		$10,033,060
Current year expense	$6,281,850
Balance at close of period - 3/31/97		$16,314,910
Current year expense	$5,040,935
Balance at close of period - 3/31/98		$21,355,845
Current year expense	$5,033,530
Balance at close of period - 3/31/99		$26,389,375
Current year expense	$4,909,920
Balance at close of period - 3/31/00		$31,299,295
Current year expense	$4,387,090
Balance at close of period - 3/31/01		$35,686,385
Current year expense	$4,846,606
Balance at close of period - 3/31/02		$40,532,991
Current year expense	$4,739,144
Balance at close of period - 3/31/03		$45,272,135

Boston Capital Tax Credit Fund III LP - Series 18
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition					Date of construction	Date acquired	Life on which depreciation is computed
					Gross amount at which carried at close of period
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation
ARCH DEVELOPMENT	1,780,855	107,387	6,724,849	70,562	112,853	6,795,411	6,908,264	2,016,078	12/94	4/94	7-27.5 yrs
AURORA	1,380,505	65,000	1,704,709	40,080	65,000	1,744,789	1,809,789	665,810	9/93	9/93	5-27.5 yrs
BEAR CREEK	4,775,984	488,011	8,884,145	45,550	491,639	8,929,695	9,421,334	3,268,773	4/95	3/94	5-27.5 yrs
CHATHAM MANOR	1,382,046	75,000	1,727,394	42,954	75,000	1,770,348	1,845,348	653,400	12/93	1/94	5-27.5 yrs
CHELSEA SQUARE	301,393	21,000	939,281	3,500	21,000	942,781	963,781	278,420	12/94	8/94	7-34 yrs
CLARKE SCHOOL	2,493,889	200,000	5,493,464	230,056	200,000	5,723,520	5,923,520	1,185,851	12/94	12/94	5-27.5 yrs
ELLIJAY RENTAL	818,825	48,000	1,000,609	3,070	48,000	1,003,679	1,051,679	234,810	1/95	1/94	40 yrs
EVERGREEN	2,734,009	157,537	4,337,312	565,830	157,537	4,903,142	5,060,679	1,781,945	1/95	8/94	5-27.5 yrs
GLEN PLACE	1,140,209	60,610	3,489,218	(169,758)	60,610	3,319,460	3,380,070	1,071,729	6/94	4/94	5-27.5 yrs
HARRIS HOUSING	1,330,230	200,000	266,624	2,569,852	160,000	2,836,476	2,996,476	526,417	11/95	6/94	5-27.5 yrs
HUMBOLDT	700,938	40,191	845,252	14,993	40,191	860,245	900,436	273,785	4/95	8/94	5-27.5 yrs
JACKSON HOUSING	853,148	30,250	1,080,272	(6,252)	30,250	1,074,020	1,104,270	335,728	6/94	1/94	5-27.5 yrs
LAKEVIEW MEADOWS	1,564,485	88,920	2,775,712	17,796	88,920	2,793,508	2,882,428	617,623	5/94	8/93	5-27.5 yrs
LANTHROP PROP	730,435	34,800	931,788	22,517	34,800	954,305	989,105	341,339	5/94	4/94	5-27.5 yrs
LEESVILLE ELDERLY	1,305,530	144,000	2,018,242	0	144,000	2,018,242	2,162,242	432,477	6/94	6/94	7-40 yrs
LOCKPORT	1,055,080	125,000	1,524,202	0	125,000	1,524,202	1,649,202	317,961	9/94	7/94	5-27.5 yrs
MAPLE LEAF	1,090,798	22,860	1,355,390	99,431	22,860	1,454,821	1,477,681	324,708	12/94	8/94	5-27.5 yrs
MARENGO PARK	745,688	50,010	886,695	0	50,010	886,695	936,705	315,649	3/94	10/93	5-27.5 yrs
NATCHITOCHES	946,855	50,000	1,634,279	10,000	50,000	1,644,279	1,694,279	331,601	12/94	6/94	7-40 yrs
NEWTON I	799,019	57,500	979,345	1,471	57,500	980,816	1,038,316	320,529	9/94	11/93	5-27.5 yrs

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition					Date of construction	Date acquired	Life on which depreciation is computed
					Gross amount at which carried at close of period
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation
OSKALOOSA I	476,810	32,000	589,423	1,822	32,000	591,245	623,245	193,351	9/94	11/93	5-27.5 yrs
PARVINS	727,337	41,508	1,741,048	4,742	41,508	1,745,790	1,787,298	598,980	11/93	8/93	5-27.5 yrs
PEACHTREE	1,463,945	157,027	1,617,470	36,604	157,027	1,654,074	1,811,101	678,376	7/93	1/94	5-27.5 yrs
PONDEROSA	1,471,384	82,454	1,903,972	54,887	82,454	1,958,859	2,041,313	478,276	5/94	3/94	5-27.5 yrs
PRESTON WOODS	838,178	66,000	2,515,136	57,108	66,000	2,572,244	2,638,244	938,646	12/94	12/93	5-27.5 yrs
RICHMOND MANOR	1,016,143	54,944	1,285,522	10,442	54,944	1,295,964	1,350,908	456,093	6/94	6/94	5-27.5 yrs
RIO GRANDE	2,171,583	96,480	2,999,680	62,910	96,480	3,062,590	3,159,070	692,159	5/94	6/94	5-27.5 yrs
RIPLEY HOUSING	491,530	14,000	646,850	45,161	14,000	692,011	706,011	148,915	7/94	1/94	5-40 yrs
SAN JOAQUIN	1,800,494	55,000	2,463,181	22,475	55,000	2,485,656	2,540,656	427,336	12/94	3/94	5-50 yrs
TROY ESTATES	681,253	45,000	826,432	44,930	45,000	871,362	916,362	309,982	1/94	12/93	5-27.5 yrs
VIRGINIA AVENUE	1,265,475	121,238	3,510,339	9,654	121,238	3,519,993	3,641,231	1,112,546	10/94	10/94	5-27.5 yrs
VISTA LOMA	1,592,008	267,612	1,600,128	233,714	267,612	1,833,842	2,101,454	418,266	9/94	5/94	5-27.5 yrs
VIVIAN ELDERLY	235,229	45,000	1,668,938	0	45,000	1,668,938	1,713,938	368,114	9/94	7/94	7-40 yrs
WESTMINSTER MEADOWS	2,017,200	250,000	3,605,890	22,684	250,000	3,628,574	3,878,574	1,300,349	11/94	12/93	5-27.5 yrs
	44,178,490	3,394,339	75,572,791	4,168,785	3,363,433	79,741,576	83,105,009	23,416,022

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002. There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.  F-101

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 18

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,002,185
Improvements, etc	0
Other	0
		$4,002,185
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$4,002,185
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,200,169
Improvements, etc	19,531,960
Other	0
		$61,732,129
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$65,734,314
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,282,424
Other	0
		$16,282,424
Deductions during period:
Cost of real estate sold	0
Other	0
		0
Balance at close of period - 3/31/96		$82,016,738

Balance at close of period - 3/31/96		$82,016,738
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,752
Other	0
		$137,752
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,154,490
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,466
Other	0
		$164,466
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,318,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,573
Other	0
		$200,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$82,519,529

Balance at close of period - 3/31/99		$82,519,529
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,225
Other	0
		$90,225
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$82,609,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,609
Other	0
		$204,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$82,814,363
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,890
Other	0
		$125,890
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$82,940,253

Balance at close of period - 3/31/02		$82,940,253
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,756
Other	0
		$164,756
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$83,105,009

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$39,475
Balance at close of period - 3/31/94		$39,475
Current year expense	$911,009
Balance at close of period - 3/31/95		$950,484
Current year expense	$2,835,031
Balance at close of period - 3/31/96		$3,785,515
Current year expense	$3,000,815
Balance at close of period - 3/31/97		$6,786,330
Current year expense	$2,884,157
Balance at close of period - 3/31/98		$9,670,487
Current year expense	$2,798,960
Balance at close of period - 3/31/99		$12,469,447
Current year expense	$2,799,855
Balance at close of period - 3/31/00		$15,269,302
Current year expense	$2,761,702
Balance at close of period - 3/31/01		$18,031,004
Current year expense	$2,752,123
Balance at close of period - 3/31/02		$20,783,127
Current year expense	$2,632,895
Balance at close of period - 3/31/03		$23,416,022

Boston Capital Tax Credit Fund III LP - Series 19
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2003

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
ANKENEY HOUSING	3,389,508	217,500	8,144,577	185,262	217,500	8,329,839	8,547,339	1,776,395	3/95	8/94	10-40 yrs
CARROLLTON VILLA	1,364,971	60,015	2,682,843	178,490	60,015	2,861,333	2,921,348	895,593	3/95	6/94	5-27.5 yrs
CLARKE SCHOOL	2,493,889	200,000	5,493,464	230,056	200,000	5,723,520	5,923,520	1,185,851	12/94	12/94	12-40 yrs
FOREST ASSOCIATES	655,807	13,900	396,391	231,482	13,900	627,873	641,773	240,357	3/78	4/95	5-27.5 yrs
GARDEN GATE\FT WORTH	5,567,299	678,867	2,532,572	6,690,937	678,867	9,223,509	9,902,376	2,710,315	4/95	5/95	5-27.5 yrs
GARDEN GATE\PLANO	6,984,034	689,318	844,673	8,863,698	689,318	9,708,371	10,397,689	2,863,178	3/95	2/94	5-27.5 yrs
HEBBRONVILLE APTS.	510,084	50,711	650,002	20,243	50,711	670,245	720,956	153,690	4/94	12/93	7-40 yrs
HOLLISTER INV GRP	1,719,667	400,000	1,906,641	(61,972)	400,000	1,844,669	2,244,669	284,007	5/95	3/95	5-50 yrs
HOLTS SUMMIT SQUARE	1,149,581	110,373	524,966	2,037,946	110,373	2,562,912	2,673,285	850,780	12/94	6/94	5-27.5 yrs
INDEPENDENCE PROPERTIES	841,438	38,500	503,166	517,210	38,500	1,020,376	1,058,876	243,997	12/94	6/94	5-40 yrs
JEFFERSON SQUARE	2,411,411	385,000	4,548,650	190,962	385,000	4,739,612	5,124,612	1,152,847	8/95	5/94	5-27.5 yrs
JENNY LYNN PROPERTIES	792,114	65,000	958,809	7,000	65,000	965,809	1,030,809	305,642	9/94	1/94	5-27.5 yrs
JEREMY ASSOCIATES	3,485,836	522,890	6,954,516	456,622	522,890	7,411,138	7,934,028	1,553,255	12/95	6/96	5-40 yrs
LONE STAR SR.	603,463	20,492	835,453	0	20,492	835,453	855,945	180,128	5/94	12/93	7-40 yrs
MADISON L.P.	642,518	42,707	810,978	4,674	32,500	815,652	848,152	264,811	10/94	12/93	5-27.5 yrs
MANSURA VILLA	949,936	20,254	301,687	1,010,357	25,000	1,312,044	1,337,044	251,728	8/95	5/94	5-27.5 yrs
MARTINDALE APTS.	667,891	40,270	861,032	29,803	40,270	890,835	931,105	204,124	1/94	12/93	7-40 yrs
MUNFORD VILLAGE	749,144	24,800	980,102	4,521	24,800	984,623	1,009,423	235,116	4/94	10/93	5-40 yrs
NORTHPOINTE LP	4,514,007	371,000	9,834,451	1,377	371,000	9,835,828	10,206,828	1,873,043	6/95	7/94	5-27.5 yrs
SAHALE HEIGHTS	844,950	72,000	1,062,350	111	72,000	1,062,461	1,134,461	346,548	6/94	1/94	5-27.5 yrs

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
SHERWOOD KNOLL	768,826	45,000	963,996	37,193	45,000	1,001,189	1,046,189	246,024	4/94	10/93	5-40 yrs
SUGARWOOD PARK	3,394,280	281,875	5,949,680	37,980	281,875	5,987,660	6,269,535	1,837,440	7/95	4/94	5-27.5 yrs
SUMMERSET HOUSING	927,465	68,665	1,160,825	(25,664)	68,665	1,135,161	1,203,826	293,064	11/95	1/94	7-27.5 yrs
VISTA’S ASSOC.	3,132,833	831,600	7,055,338	5,230	831,600	7,060,568	7,892,168	1,704,175	1/95	12/93	5-27.5 yrs
WEDGEWOOD LANE	986,676	85,000	1,106,604	37,185	85,000	1,143,789	1,228,789	283,260	9/94	6/94	5-40 yrs
WILLOWOOD PARK	4,047,375	511,051	6,867,791	181,797	511,051	7,049,588	7,560,639	2,299,572	12/94	11/93	5-27.5 yrs
	53,595,003	5,846,788	73,931,557	20,872,500	5,841,327	94,804,057	100,645,384	24,234,940

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2002.

There we no carrying costs as of December 31, 2002. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 19

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,012,131
Improvements, etc	0
Other	0
		$9,012,131
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$9,012,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	24,845,235
Improvements, etc	13,156,474
Other	0
		$38,001,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$47,013,840
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	410,291
Improvements, etc	52,257,570
Other	0
		$52,667,861
Deductions during period:
Cost of real estate sold	0
Other	0
		0
Balance at close of period - 3/31/96		$99,681,701

Balance at close of period - 3/31/96		$99,681,701
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,406
Improvements, etc	594,800
Other	0
		$8,072,206
Deductions during period:
Cost of real estate sold	$(8,720,704)
Other	(124,499)
		(8,845,203)
Balance at close of period - 3/31/97		$98,908,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,896
Other	0
		$224,896
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$99,133,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,405
Other	0
		$228,405
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$99,362,005

Balance at close of period - 3/31/99		$99,362,005
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,218
Other	0
		$280,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$99,642,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	493,159
Other	0
		$493,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$100,135,382
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	432,177
Other	0
		$432,177
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$100,567,559

Balance at close of period - 3/31/02		$100,567,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,825
Other	0
		$77,825
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$100,645,384

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$98,220
Balance at close of period - 3/31/94		$98,220
Current year expense	$418,177
Balance at close of period - 3/31/95		$516,397
Current year expense	$2,779,948
Balance at close of period - 3/31/96		$3,296,345
Current year expense	$2,591,856
Balance at close of period - 3/31/97		$5,888,201
Current year expense	$3,087,218
Balance at close of period - 3/31/98		$8,975,419
Current year expense	$3,096,686
Balance at close of period - 3/31/99		$12,072,105
Current year expense	$3,079,193
Balance at close of period - 3/31/00		$15,151,298
Current year expense	$3,106,817
Balance at close of period - 3/31/01		$18,258,115
Current year expense	$3,126,263
Balance at close of period - 3/31/02		$21,384,378
Current year expense	$2,850,562
Balance at close of period - 3/31/03		$24,234,940