Form 10-K, Exhibit 13
period 2004-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2004-07-14
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III L.P. -
SERIES 15 THROUGH SERIES 19

MARCH 31, 2004 AND 2003

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

(301) 652-9100 * Fax (301) 652-1848

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners Boston Capital Tax Credit Fund III L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2004.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $31,953,644 and $5,845,425 of the total partnership assets as of March 30, 2004 and 2003, respectively, and $4,823,952, $1,335,815 and $2,896,613, of the total partnership loss for the years ended March 31, 2004, 2003 and 2002, respectively; of the assets for Series 15 as of March 31, 2004 and 2003, $5,480,497 and $197,114, respectively, and of the loss for Series 15 for the years ended March 31, 2004, 2003 and 2002, $375,084, $24,457 and $49,540, respectively; of the assets for Series 16 as of March 31, 2004 and 2003, $5,129,320 and $814,243, respectively, and of the loss for Series 16 for the years ended March 31, 2004, 2003 and 2002, $1,419,520, $502,410 and $1,102,641, respectively; of the assets for Series 17 as of March 31, 2004 and 2003, $8,503,975 and $281,681, respectively, and of the loss for Series 17 for the years ended March 31, 2004, 2003 and 2002, $818,796, $198,745 and $811,058, respectively; of the assets for Series 18 as of March 31, 2004 and 2003, $6,567,676 and $2,852,206, respectively, and of the loss for Series 18 for the years ended March 31, 2004, 2003 and 2002, $1,260,419, $551,907 and $558,183, respectively; and of the assets for Series 19 as of March 31, 2004 and 2003, $6,272,176 and $1,700,181, respectively, and of the loss for Series 19 for the years ended March 31, 2004, 2003 and 2002, $950,133, $58,296 and $375,191, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2004 and 2003, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

We and other auditors have also audited the information included in the related financial statement schedule listed in Form 10-K, Item 15(a) of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19 as of March 31, 2004.  In our opinion, the schedule presents fairly, in all material respects, the information required to be set forth therein, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Fedder & Silverman

Bethesda, Maryland
June 25, 2004

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS

March 31, 2004 and 2003

	Total
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$54,486,514	$65,225,025

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,162,053	1,077,156
Notes receivable (note D)	201,109	201,109
Deferred acquisition costs, net of accumulated amortization (note A)	1,267,910	1,336,664
Other assets (note E)	1,675,935	2,951,758

	$58,793,521	$70,791,712

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$1,145	$8,645
Accounts payable - affiliates (note B)	19,320,599	18,062,304
Capital contributions payable (note C)	200,517	202,017

	19,522,261	18,272,966

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2004 and 2003	40,768,209	53,883,221
General partner	(1,496,949)	(1,364,475)

	39,271,260	52,518,746

	$58,793,521	$70,791,712

	Series 15
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,381,968	$8,387,630

OTHER ASSETS
Cash and cash equivalents (notes A and G)	346,593	267,889
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	194,465	204,976
Other assets (note E)	110,078	793,901

	$8,033,104	$9,654,396

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable - affiliates (note B)	5,022,466	5,039,571
Capital contributions payable (note C)	16,206	16,206

	5,039,817	5,056,922

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2004 and 2003	3,296,025	4,884,170
General partner	(302,738)	(286,696)

	2,993,287	4,597,474

	$8,033,104	$9,654,396

	Series 16
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$11,502,384	$14,322,525

OTHER ASSETS
Cash and cash equivalents (notes A and G)	309,833	353,482
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	311,770	328,621
Other assets (note E)	110,860	119,178

	$12,234,847	$15,123,806

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	4,986,966	4,394,986
Capital contributions payable (note C)	73,862	75,362

	5,060,828	4,470,348

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2004 and 2003	7,568,888	11,013,533
General partner	(394,869)	(360,075)

	7,174,019	10,653,458

	$12,234,847	$15,123,806

	Series 17
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$12,903,828	$15,309,351

OTHER ASSETS
Cash and cash equivalents (notes A and G)	243,300	199,264
Notes receivable (note D)	201,109	201,109
Deferred acquisition costs, net of accumulated amortization (note A)	279,898	295,448
Other assets (note E)	1,364,659	1,948,341

	$14,992,794	$17,953,513

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	5,453,121	5,462,996
Capital contributions payable (note C)	67,895	67,895

	5,521,016	5,530,891

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2004 and 2003	9,806,740	12,728,076
General partner	(334,962)	(305,454)

	9,471,778	12,422,622

	$14,992,794	$17,953,513

	Series 18
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$7,700,394	$10,221,873

OTHER ASSETS
Cash and cash equivalents (notes A and G)	138,631	109,633
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	212,090	223,504
Other assets (note E)	89,184	89,184

	$8,140,299	$10,644,194

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	2,739,729	2,357,781
Capital contributions payable (note C)	18,554	18,554

	2,758,283	2,376,335

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2004 and 2003	5,638,423	8,495,408
General partner	(256,407)	(227,549)

	5,382,016	8,267,859

	$8,140,299	$10,644,194

	Series 19
	2004	2003
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$14,997,940	$16,983,646

OTHER ASSETS
Cash and cash equivalents (notes A and G)	123,696	146,888
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	269,687	284,115
Other assets (note E)	1,154	1,154

	$15,392,477	$17,415,803

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable and accrued expenses	$—	$7,500
Accounts payable - affiliates (note B)	1,118,317	806,970
Capital contributions payable (note C)	24,000	24,000

	1,142,317	838,470

PARTNERS’ CAPITAL (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2004 and 2003	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2004 and 2003	14,458,133	16,762,034
General partner	(207,973)	(184,701)

	14,250,160	16,577,333

	$15,392,477	$17,415,803

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2004, 2003 and 2002

	Total
	2004	2003	2002
Income
Interest income	$12,206	$21,282	$74,280
Other income	17,897	24,558	33,955

Total income	30,103	45,840	108,235

Share of losses from operating limited partnerships (note A)	(9,459,170)*	(9,013,016)	(9,965,195)

Expenses
Professional fees	219,655	188,387	205,912
Partnership management fee (note B)	2,202,369	2,200,955	2,132,151
Amortization (note A)	68,754	68,895	68,895
Impairment loss (note A)	1,136,378	707,589	—
General and administrative expenses (note B)	191,263	228,378	150,941

	3,818,419	3,394,204	2,557,899

NET LOSS (note A)	$(13,247,486)	$(12,361,380)	$(12,414,859)

Net loss allocated to general partner	$(132,474)	$(123,613)	$(124,149)

Net loss allocated to assignees	$(13,115,012)	$(12,237,767)	$(12,290,710)

Net loss per BAC	$(0.60)	$(0.56)	$(0.56)

*                 Includes gain on the sale of an operating limited partnership (Series 15) of $28,197 and gain on the sale of an operating limited partnership (Series 17) of $3,109.

	Series 15
	2004	2003	2002
Income
Interest income	$3,752	$4,330	$14,572
Other income	3,055	3,134	3,601

Total income	6,807	7,464	18,173

Share of losses from operating limited partnerships (note A)	(1,044,879)*	(1,087,842)	(1,135,906)

Expenses
Professional fees	48,823	49,891	48,911
Partnership management fee (note B)	462,499	458,473	468,582
Amortization (note A)	10,511	10,512	10,512
Impairment loss (note A)	—	—	—
General and administrative expenses (note B)	44,282	51,790	28,885

	566,115	570,666	556,890

NET LOSS (note A)	$(1,604,187)	$(1,651,044)	$(1,674,623)

Net loss allocated to general partner	$(16,042)	$(16,510)	$(16,746)

Net loss allocated to assignees	$(1,588,145)	$(1,634,534)	$(1,657,877)

Net loss per BAC	$(0.41)	$(0.42)	$(0.43)

*                 Includes gain on the sale of an operating limited partnership (series 15) of $28,197.

	Series 16
	2004	2003	2002
Income
Interest income	$2,995	$4,186	$20,009
Other income	4,610	10,044	7,154

Total income	7,605	14,230	27,163

Share of losses from operating limited partnerships (note A)	(2,471,947)	(2,952,991)	(2,846,137)

Expenses
Professional fees	44,282	40,920	51,438
Partnership management fee (note B)	598,700	585,385	611,255
Amortization (note A)	16,851	16,850	16,850
Impairment loss (note A)	310,154	265,863	—
General and administrative expenses (note B)	45,110	57,026	36,955

	1,015,097	966,044	716,498

NET LOSS (note A)	$(3,479,439)	$(3,904,805)	$(3,535,472)

Net loss allocated to general partner	$(34,794)	$(39,048)	$(35,355)

Net loss allocated to assignees	$(3,444,645)	$(3,865,757)	$(3,500,117)

Net loss per BAC	$(0.63)	$(0.71)	$(0.64)

	Series 17
	2004	2003	2002
Income
Interest income	$3,317	$5,056	$7,916
Other income	5,384	4,892	17,200

Total income	8,701	9,948	25,116

Share of losses from operating limited partnerships (note A)	(2,291,175)*	(1,459,043)	(2,563,245)

Expenses
Professional fees	41,377	36,847	54,464
Partnership management fee (note B)	478,680	516,108	447,301
Amortization (note A)	15,550	15,550	15,550
Impairment loss (note A)	87,340	105,921	—
General and administrative expenses (note B)	45,423	48,167	33,450

	668,370	722,593	550,765

NET LOSS (note A)	$(2,950,844)	$(2,171,688)	$(3,088,894)

Net loss allocated to general partner	$(29,508)	$(21,717)	$(30,889)

Net loss allocated to assignees	$(2,921,336)	$(2,149,971)	$(3,058,005)

Net loss per BAC	$(0.58)	$(0.43)	$(0.61)

*                 Includes gain on the sale of an operating limited partnership (Series 17) of $3,109.

	Series 18
	2004	2003	2002
Income
Interest income	$894	$3,444	$7,069
Other income	2,448	3,638	2,850

Total income	3,342	7,082	9,919

Share of losses from operating limited partnerships (note A)	(1,890,630)	(2,026,963)	(1,959,500)

Expenses
Professional fees	50,624	35,107	27,730
Partnership management fee (note B)	323,356	350,999	281,041
Amortization (note A)	11,414	11,413	11,413
Impairment loss (note A)	584,884	335,805	—
General and administrative expenses (note B)	28,277	35,836	24,525

	998,555	769,160	344,709

NET LOSS (note A)	$(2,885,843)	$(2,789,041)	$(2,294,290)

Net loss allocated to general partner	$(28,858)	$(27,890)	$(22,943)

Net loss allocated to assignees	$(2,856,985)	$(2,761,151)	$(2,271,347)

Net loss per BAC	$(0.79)	$(0.76)	$(0.63)

	Series 19
	2004	2003	2002
Income
Interest income	$1,248	$4,266	$24,714
Other income	2,400	2,850	3,150

Total income	3,648	7,116	27,864

Share of losses from operating limited partnerships (note A)	(1,760,539)	(1,486,177)	(1,460,407)

Expenses
Professional fees	34,549	25,622	23,369
Partnership management fee (note B)	339,134	289,990	323,972
Amortization (note A)	14,428	14,570	14,570
Impairment loss (note A)	154,000	—	—
General and administrative expenses (note B)	28,171	35,559	27,126

	570,282	365,741	389,037

NET LOSS (note A)	$(2,327,173)	$(1,844,802)	$(1,821,580)

Net loss allocated to general partner	$(23,272)	$(18,448)	$(18,216)

Net loss allocated to assignees	$(2,303,901)	$(1,826,354)	$(1,803,364)

Net loss per BAC	$(0.56)	$(0.45)	$(0.44)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years ended March 31, 2004, 2003 and 2002

Total	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$78,411,698	$(1,116,713)	$77,294,985

Net loss	(12,290,710)	(124,149)	(12,414,859)

Partners’ capital (deficit), March 31, 2002	66,120,988	(1,240,862)	64,880,126

Net loss	(12,237,767)	(123,613)	(12,361,380)

Partners’ capital (deficit), March 31, 2003	53,883,221	(1,364,475)	52,518,746

Net loss	(13,115,012)	(132,474)	(13,247,486)

Partners’ capital (deficit), March 31, 2004	$40,768,209	$(1,496,949)	$39,271,260

Series 15	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$8,176,581	$(253,440)	$7,923,141

Net loss	(1,657,877)	(16,746)	(1,674,623)

Partners’ capital (deficit), March 31, 2002	6,518,704	(270,186)	6,248,518

Net loss	(1,634,534)	(16,510)	(1,651,044)

Partners’ capital (deficit), March 31, 2003	4,884,170	(286,696)	4,597,474

Net loss	(1,588,145)	(16,042)	(1,604,187)

Partners’ capital (deficit), March 31, 2004	$3,296,025	$(302,738)	$2,993,287

Series 16	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$18,379,407	$(285,672)	$18,093,735

Net loss	(3,500,117)	(35,355)	(3,535,472)

Partners’ capital (deficit), March 31, 2002	14,879,290	(321,027)	14,558,263

Net loss	(3,865,757)	(39,048)	(3,904,805)

Partners’ capital (deficit), March 31, 2003	11,013,533	(360,075)	10,653,458

Net loss	(3,444,645)	(34,794)	(3,479,439)

Partners’ capital (deficit), March 31, 2004	$7,568,888	$(394,869)	$7,174,019

Series 17	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$17,936,052	$(252,848)	$17,683,204

Net loss	(3,058,005)	(30,889)	(3,088,894)

Partners’ capital (deficit), March 31, 2002	14,878,047	(283,737)	14,594,310

Net loss	(2,149,971)	(21,717)	(2,171,688)

Partners’ capital (deficit), March 31, 2003	12,728,076	(305,454)	12,422,622

Net loss	(2,921,336)	(29,508)	(2,950,844)

Partners’ capital (deficit), March 31, 2004	$9,806,740	$(334,962)	$9,471,778

Series 18	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$13,527,906	$(176,716)	$13,351,190

Net loss	(2,271,347)	(22,943)	(2,294,290)

Partners’ capital (deficit), March 31, 2002	11,256,559	(199,659)	11,056,900

Net loss	(2,761,151)	(27,890)	(2,789,041)

Partners’ capital (deficit), March 31, 2003	8,495,408	(227,549)	8,267,859

Net loss	(2,856,985)	(28,858)	(2,885,843)

Partners’ capital (deficit), March 31, 2004	$5,638,423	$(256,407)	$5,382,016

Series 19	Assignees	General partner	Total

Partners’ capital (deficit), March 31, 2001	$20,391,752	$(148,037)	$20,243,715

Net loss	(1,803,364)	(18,216)	(1,821,580)

Partners’ capital (deficit), March 31, 2002	18,588,388	(166,253)	18,422,135

Net loss	(1,826,354)	(18,448)	(1,844,802)

Partners’ capital (deficit), March 31, 2003	16,762,034	(184,701)	16,577,333

Net loss	(2,303,901)	(23,272)	(2,327,173)

Partners’ capital (deficit), March 31, 2004	$14,458,133	$(207,973)	$14,250,160

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2004, 2003 and 2002

	Total
	2004	2003	2002
Cash flows from operating activities
Net loss	$(13,247,486)	$(12,361,380)	$(12,414,859)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	9,459,170	9,013,016	9,965,195
Distributions received from operating limited partnerships	169,226	153,248	252,805
Impairment loss	1,136,378	707,589	—
Amortization	68,754	68,895	68,895
Changes in assets and liabilities
Other assets	—	4,973	63,500
Accounts payable and accrued expenses	(7,500)	4,092	—
Accounts payable - affiliates	1,258,295	1,272,032	1,749,484

Net cash provided by (used in) operating activities	(1,163,163)	(1,137,535)	(314,980)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(1,500)	(73,144)	—
(Advance)/repayments from (to)/operating limited partnerships	1,081,417	14,792	—
Proceeds from sale of operating limited partnerships	168,143	—	—
Purchase of investments (net of proceeds from sale of investments)	—	—	1,465,643

Net cash provided by (used in) investing activities	1,248,060	(58,352)	1,465,643

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	84,897	(1,195,887)	1,150,663

Cash and cash equivalents, beginning	1,077,156	2,273,043	1,122,380

Cash and cash equivalents, end	$1,162,053	$1,077,156	$2,273,043

	Total
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investments in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$2,980

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$1,108,873	$—

	Series 15
	2004	2003	2002
Cash flows from operating activities
Net loss	$(1,604,187)	$(1,651,044)	$(1,674,623)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,044,879	1,087,842	1,135,906
Distributions received from operating limited partnerships	—	3,110	317
Impairment loss	—	—	—
Amortization	10,511	10,512	10,512
Changes in assets and liabilities
Other assets	—	—	8,406
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	(17,105)	373,054	448,052

Net cash provided by (used in) operating activities	(565,902)	(176,526)	(71,430)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments from (to)/operating limited partnerships	508,254	—	—
Proceeds from sale of operating limited partnerships	136,352	—	—
Purchase of investments (net of proceeds from sale of investments)	—	—	286,218

Net cash provided by (used in) investing activities	644,606	—	286,218

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	78,704	(176,526)	214,788

Cash and cash equivalents, beginning	267,889	444,415	229,627

Cash and cash equivalents, end	$346,593	$267,889	$444,415

	Series 15
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investments in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$2,980

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

	Series 16
	2004	2003	2002
Cash flows from operating activities
Net loss	$(3,479,439)	$(3,904,805)	$(3,535,472)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	2,471,947	2,952,991	2,846,137
Distributions received from operating limited partnerships	46,358	3,854	102,607
Impairment loss	310,154	265,863	—
Amortization	16,851	16,850	16,850
Changes in assets and liabilities
Other assets	—	—	18,858
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	591,980	591,980	391,981

Net cash provided by (used in) operating activities	(42,149)	(73,267)	(159,039)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(1,500)	(63,144)	—
(Advance)/repayments from (to)/operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	—	—	535,809

Net cash provided by (used in) investing activities	(1,500)	(63,144)	535,809

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(43,649)	(136,411)	376,770

Cash and cash equivalents, beginning	353,482	489,893	113,123

Cash and cash equivalents, end	$309,833	$353,482	$489,893

Series 16
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investments in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

	Series 17
	2004	2003	2002
Cash flows from operating activities
Net loss	$(2,950,844)	$(2,171,688)	$(3,088,894)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	2,291,175	1,459,043	2,563,245
Distributions received from operating limited partnerships	5,736	4,005	42,210
Impairment loss	87,340	105,921	—
Amortization	15,550	15,550	15,550
Changes in assets and liabilities
Other assets	—	1,000	21,548
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	(9,875)	288,701	541,152

Net cash provided by (used in) operating activities	(560,918)	(297,468)	94,811

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(10,000)	—
(Advance)/repayments from (to)/operating limited partnerships	573,163	14,792	—
Proceeds from sale of operating limited partnerships	31,791	—	—
Purchase of investments (net of proceeds from sale of investments)	—	—	—

Net cash provided by (used in) investing activities	604,954	4,792	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	44,036	(292,676)	94,811

Cash and cash equivalents, beginning	199,264	491,940	397,129

Cash and cash equivalents, end	$243,300	$199,264	$491,940

	Series 17
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investments in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$1,108,873	$—

	Series 18
	2004	2003	2002
Cash flows from operating activities
Net loss	$(2,885,843)	$(2,789,041)	$(2,294,290)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,890,630	2,026,963	1,959,500
Distributions received from operating limited partnerships	45,965	1,558	32,373
Impairment loss	584,884	335,805	—
Amortization	11,414	11,413	11,413
Changes in assets and liabilities
Other assets	—	—	3,823
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	381,948	156,948	306,948

Net cash provided by (used in) operating activities	28,998	(256,354)	19,767

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments from (to)/operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	—	—	107,824

Net cash provided by (used in) investing activities	—	—	107,824

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	28,998	(256,354)	127,591

Cash and cash equivalents, beginning	109,633	365,987	238,396

Cash and cash equivalents, end	$138,631	$109,633	$365,987

Series 18
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investments in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

	Series 19
	2004	2003	2002
Cash flows from operating activities
Net loss	$(2,327,173)	$(1,844,802)	$(1,821,580)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,760,539	1,486,177	1,460,407
Distributions received from operating limited partnerships	71,167	140,721	75,298
Impairment loss	154,000	—	—
Amortization	14,428	14,570	14,570
Changes in assets and liabilities
Other assets		3,973	10,865
Accounts payable and accrued expenses	(7,500)	4,092	—
Accounts payable - affiliates	311,347	(138,651)	61,351

Net cash provided by (used in) operating activities	(23,192)	(333,920)	(199,089)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments from (to)/operating limited partnerships	—	—	—
Proceeds from sale of operating limited partnerships	—	—	—
Purchase of investments (net of proceeds from sale of investments)	—	—	535,792

Net cash provided by (used in) investing activities	—	—	535,792

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(23,192)	(333,920)	336,703

Cash and cash equivalents, beginning	146,888	480,808	144,105

Cash and cash equivalents, end	$123,696	$146,888	$480,808

Series 19
	2004	2003	2002
Supplemental schedule of noncash investing and financing activities:

The partnership has decreased its investments in operating limited partnerships and decreased its capital contribution obligation in operating limited partnerships for low-income tax credits not generated.	$—	$—	$—

The partnership has decreased its investments in operating limited partnerships and increased other assets for low-income tax credits not generated.	$—	$—	$—

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships.	$—	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2004, 2003 and 2002

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Boston Capital Tax Credit Fund III L.P. (the “partnership” or “fund”) was formed under the laws of the State of Delaware on September 19, 1991, for the purpose of acquiring, holding, and disposing of limited partnership interests in operating limited partnerships which were organized to acquire, develop, rehabilitate, operate and own newly constructed, existing or rehabilitated apartment complexes which qualified for the Low-Income Housing Tax Credit established by the Tax Reform Act of 1986.  Accordingly, the apartment complexes are restricted as to rent charges and operating methods.  Certain of the apartment complexes also qualified for the Historic Rehabilitation Tax Credit for their rehabilitation of a certified historic structure and are subject to the provisions of the Internal Revenue Code relating to the Rehabilitation Investment Credit.  The general partner of the fund is Boston Capital Associates III L.P. and the limited partner is BCTC III Assignor Corp. (the “assignor limited partner”).

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

The BACs issued and outstanding in each series at March 31, 2004 and 2003 are as follows:

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

A loss in value of an investment in an operating limited partnership other than a temporary decline would be recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  Accordingly, the partnership recorded an impairment loss of $1,136,378, $707,589 and $0 during the years ended March 31, 2004, 2003 and 2002, respectively.

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

The operating limited partnerships maintain their financial statements based on a calendar year and the fund utilizes a March 31 year-end.  The fund records income and losses from the operating limited partnerships on a calendar year basis which is not materially different from income and losses generated if the operating limited partnerships utilized a March 31 year-end.

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

Accumulated amortization as of March 31, 2004 and 2003 is as follows:

	2004	2003

Series 15	$94,704	$84,194
Series 16	151,659	134,808
Series 17	147,852	132,302
Series 18	102,850	91,435
Series 19	128,362	114,104

	$625,427	$556,843

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

During the ordinary course of business, amounts on deposit may exceed the FDIC-insured limit.

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year-end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2004, 2003 and 2002 are as follows:

2004, 2003, and 2002

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

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, “Consolidated Financial Statements,” which provides new accounting guidance on when a business enterprise must consolidate a variable interest entity, as defined in FIN 46.  In December 2003, the FASB reissued the interpretation to clarify certain requirements and provide additional implementation guidance.  The general partner, after careful review and analysis of FIN 46, has preliminarily determined that the FIN 46 will have no effect on the partnership’s current accounting for its investments in operating limited partnerships.

In May 2003, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”  SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the balance sheets.  Further, SFAS No. 150 requires disclosure regarding the terms of those instruments and settlement alternatives.  The guidance in SFAS No. 150 generally was effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003.  The general partner has evaluated SFAS No. 150 and determined that it does not have an effect on the partnership’s financial reporting and disclosures.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2004, 2003 and 2002, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The fee is payable without interest as sufficient funds became available from sales or refinancing proceeds from operating limited partnerships.  The annual fund management fee charged to operations, net of reporting fees, during the years ended March 31, 2004, 2003 and 2002 by series, is as follows:

	2004	2003	2002

Series 15	$462,499	$458,473	$468,582
Series 16	598,700	585,385	611,255
Series 17	478,680	516,108	447,301
Series 18	323,356	350,999	281,041
Series 19	339,134	289,990	323,972

	$2,202,369	$2,200,955	$2,132,151

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2004, 2003 and 2002 charged to each series’ operations are as follows:

	2004	2003	2002

Series 15	$34,271	$39,174	$16,132
Series 16	31,287	39,973	20,956
Series 17	29,780	33,567	18,058
Series 18	19,803	24,624	14,711
Series 19	18,561	23,485	16,130

	$133,702	$160,823	$85,987

Accounts payable - affiliates at March 31, 2004 and 2003 represents fund management fees and an operating limited partnership advance which are payable to Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2004, 2003 and 2002, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  During 2004, the partnership disposed of its limited partnership interest in one of the operating limited partnerships owned in Series 15 and Series 17.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2004, 2003 and 2002 by series are as follows:

	2004	2003	2002

Series 15	67	68	68
Series 16	64	64	64
Series 17	48	49	49
Series 18	34	34	34
Series 19	26	26	26

	239	241	241

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction and/or operations.

The contributions payable to operating limited partnerships at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 15	$16,206	$16,206
Series 16	73,862	75,362
Series 17	67,895	67,895
Series 18	18,554	18,554
Series 19	24,000	24,000

	$200,517	$202,017

The fund’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,277,650	$28,827,562	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,109,006)	(18,054)	(424,704)

Impairment loss in investment in operating limited partnerships	(2,561,194)	—	(1,293,244)

Cumulative losses from operating limited partnerships	(122,398,453)	(24,415,702)	(31,429,160)

Investments in operating limited partnerships per balance sheets	54,486,514	7,381,968	11,502,384

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A)	(1,850,705)	(905,126)	(113,965)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(15,176,001)	(7,436,774)	(3,925,163)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	739,465	180,309	151,497

Impairment loss in investment in operating limited partnerships	2,561,194	—	1,293,244

Other	658,111	104	672,866

Equity per operating limited partnerships’ combined financial statements	$39,962,966	$(706,392)	$8,792,663

The fund’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,329,201	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(115,025)	(155,339)	(395,884)

Impairment loss in investment in operating limited partnerships	(193,261)	(920,689)	(154,000)

Cumulative losses from operating limited partnerships	(27,681,957)	(21,171,214)	(17,700,420)

Investments in operating limited partnerships per balance sheets	12,903,828	7,700,394	14,997,940

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(2,220,586)	(1,195,592)	(397,886)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Impairment loss in investment in operating limited partnerships	193,261	920,689	154,000

Other	(139,423)	91,595	32,969

Equity per operating limited partnerships’ combined financial statements	$9,396,526	$7,791,017	$14,689,152

The fund’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,372,498	$28,893,728	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(939,780)	(18,054)	(378,346)

Impairment loss in investment in operating limited partnerships	(1,424,816)	—	(983,090)

Cumulative losses from operating limited partnerships	(113,060,394)	(23,476,206)	(28,965,531)

Investments in operating limited partnerships per balance sheets	65,225,025	8,387,630	14,322,525

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A)	(1,878,090)	(905,126)	(113,965)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(11,311,658)	(5,689,823)	(2,909,104)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	766,850	180,309	151,497

Impairment loss in investment in operating limited partnerships	1,424,816	—	983,090

Other	740,358	(1,957)	675,142

Equity per operating limited partnerships’ combined financial statements	$53,511,689	$2,044,160	$12,320,985

The fund’s investments in operating limited partnerships at March 31, 2003 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,357,883	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(109,289)	(109,374)	(324,717)

Impairment loss in investment in operating limited partnerships	(105,921)	(335,805)	—

Cumulative losses from operating limited partnerships	(25,398,192)	(19,280,584)	(15,939,881)

Investments in operating limited partnerships per balance sheets	15,309,351	10,221,873	16,983,646

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2003 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2002 (see note A)	(710,224)	(61,783)	(86,992)

The fund has recorded acquisition costs at March 31, 2003 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(1,569,121)	(911,706)	(231,904)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	270,248

Impairment loss in investment in operating limited partnerships	105,921	335,805	—

Other	(41,650)	73,959	34,864

Equity per operating limited partnerships’ combined financial statements	$12,463,947	$9,993,862	$16,688,735

The combined summarized balance sheets of the operating limited partnerships at December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$395,266,140	$79,531,272	$90,202,964

Land	27,021,812	5,395,864	5,120,755

Other assets	35,541,098	8,330,673	9,386,408

	$457,829,050	$93,257,809	$104,710,127

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$347,345,264	$80,649,959	$80,333,806

Accounts payable and accrued expenses	17,105,346	2,300,408	5,846,787

Other liabilities	33,253,776	3,352,908	6,520,287

	397,704,386	86,303,275	92,700,880
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	39,962,966	(706,392)	8,792,663
Other partners	20,161,698	7,660,926	3,216,584

	60,124,664	6,954,534	12,009,247

	$457,829,050	$93,257,809	$104,710,127

The combined summarized balance sheets of the operating limited partnerships at December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$103,607,615	$53,936,708	$67,987,581

Land	7,300,365	3,363,433	5,841,395

Other assets	9,125,854	4,233,622	4,464,541

	$120,033,834	$61,533,763	$78,293,517

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$89,719,755	$43,684,971	$52,956,773

Accounts payable and accrued expenses	3,598,592	3,258,768	2,100,791

Other liabilities	11,554,877	5,287,408	6,538,296

	104,873,224	52,231,147	61,595,860
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	9,396,526	7,791,017	14,689,152
Other partners	5,764,084	1,511,599	2,008,505

	15,160,610	9,302,616	16,697,657

	$120,033,834	$61,533,763	$78,293,517

The combined summarized balance sheets of the operating limited partnerships at December 31, 2002 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$416,764,459	$85,294,447	$94,124,037

Land	28,129,189	6,103,309	5,120,755

Other assets	34,956,224	8,404,985	9,099,187

	$479,849,872	$99,802,741	$108,343,979

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$355,790,403	$83,805,645	$81,101,198

Accounts payable and accrued expenses	16,525,910	3,186,865	5,356,369

Other liabilities	34,386,890	4,182,111	6,090,084

	406,703,203	91,174,621	92,547,651
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	53,511,689	2,044,160	12,320,985
Other partners	19,634,980	6,583,960	3,475,343

	73,146,669	8,628,120	15,796,328

	$479,849,872	$99,802,741	$108,343,979

The combined summarized balance sheets of the operating limited partnerships at December 31, 2002 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$110,451,304	$56,325,554	$70,569,117

Land	7,700,365	3,363,433	5,841,327

Other assets	8,621,033	4,180,401	4,650,618

	$126,772,702	$63,869,388	$81,061,062

LIABILITIES AND PARTNERS’ CAPITAL

Mortgages and construction loans payable	$93,110,067	$44,178,490	$53,595,003

Accounts payable and accrued expenses	3,001,866	3,041,395	1,939,415

Other liabilities	12,803,156	4,888,402	6,423,137

	108,915,089	52,108,287	61,957,555
PARTNERS’ CAPITAL
Boston Capital Tax Credit Fund III L.P.	12,463,947	9,993,862	16,688,735
Other partners	5,393,666	1,767,239	2,414,772

	17,857,613	11,761,101	19,103,507

	$126,772,702	$63,869,388	$81,061,062

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$63,017,295	$13,158,882	$13,669,331
Interest and other	2,617,256	401,255	632,555

	65,634,551	13,560,137	14,301,886
Expenses
Interest	18,379,286	3,441,410	3,385,528
Depreciation and amortization	19,237,704	4,113,421	4,540,081
Taxes and insurance	9,418,586	1,916,762	2,343,147
Repairs and maintenance	12,682,168	2,883,343	2,877,862
Operating expenses	19,745,467	4,052,482	4,584,185
Other expenses	1,697,470	310,998	220,993

	81,160,681	16,718,416	17,951,796

NET LOSS	$(15,526,130)	$(3,158,279)	$(3,649,910)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(13,270,258)	$(2,714,253)	$(3,479,688)

Net loss allocated to other partners	$(2,255,872)	$(444,026)	$(170,222)

*            Amounts include $1,641,177, $1,007,741, $642,170, $321,132 and $167,562 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$16,941,934	$7,762,768	$11,484,380
Interest and other	947,992	218,596	416,858

	17,889,926	7,981,364	11,901,238
Expenses
Interest	5,600,094	2,170,523	3,781,731
Depreciation and amortization	4,751,784	2,676,743	3,155,675
Taxes and insurance	2,188,913	1,135,847	1,833,917
Repairs and maintenance	3,723,698	1,470,995	1,726,270
Operating expenses	4,832,781	2,604,886	3,671,133
Other expenses	719,448	311,167	134,864

	21,816,718	10,370,161	14,303,590

NET LOSS	$(3,926,792)	$(2,388,797)	$(2,402,352)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,936,454)	$(2,211,762)	$(1,928,101)

Net loss allocated to other partners	$(990,338)	$(177,035)	$(474,251)

*            Amounts include $1,641,177, $1,007,741, $642,170, $321,132 and $167,562 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2002 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$63,218,406	$13,542,014	$13,092,046
Interest and other	2,736,768	466,792	619,874

	65,955,174	14,008,806	13,711,920
Expenses
Interest	18,838,560	3,796,256	3,451,397
Depreciation and amortization	19,393,859	4,176,802	4,530,806
Taxes and insurance	8,831,170	1,857,158	1,881,861
Repairs and maintenance	12,406,120	2,760,155	2,971,144
Operating expenses	19,449,314	4,202,830	4,488,201
Other expenses	2,122,746	387,284	303,201

	81,041,769	17,180,485	17,626,610

NET LOSS	$(15,086,595)	$(3,171,679)	$(3,914,690)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(12,327,554)	$(2,576,409)	$(3,781,124)

Net loss allocated to other partners	$(2,759,041)	$(595,270)	$(133,566)

*            Amounts include $1,488,567, $828,133, $584,725, $335,363 and $77,750 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

	Series 17	Series 18	Series 19
Revenue
Rental	$17,392,323	$7,594,334	$11,597,689
Interest and other	931,748	330,700	387,654

	18,324,071	7,925,034	11,985,343
Expenses
Interest	5,314,367	2,452,079	3,824,461
Depreciation and amortization	4,831,718	2,681,125	3,173,408
Taxes and insurance	2,179,478	1,135,112	1,777,561
Repairs and maintenance	3,644,419	1,509,319	1,521,083
Operating expenses	4,679,198	2,499,489	3,579,596
Other expenses	992,846	319,358	120,057

	21,642,026	10,596,482	13,996,166

NET LOSS	$(3,317,955)	$(2,671,448)	$(2,010,823)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,043,768)	$(2,362,326)	$(1,563,927)

Net loss allocated to other partners	$(1,274,187)	$(309,122)	$(446,896)

*            Amounts include $1,488,567, $828,133, $584,725, $335,363 and $77,750 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2001 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$61,320,554	$13,102,661	$12,822,052
Interest and other	3,004,353	580,034	623,840

	64,324,907	13,682,695	13,445,892
Expenses
Interest	20,058,214	3,803,113	3,585,009
Depreciation and amortization	19,679,067	4,180,882	4,552,450
Taxes and insurance	8,047,948	1,773,191	1,706,286
Repairs and maintenance	10,879,694	2,444,727	2,553,788
Operating expenses	19,410,103	4,199,108	4,375,017
Other expenses	2,016,687	381,682	326,873

	80,091,713	16,782,703	17,099,423

NET LOSS	$(15,766,806)	$(3,100,008)	$(3,653,531)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(12,762,761)	$(2,420,223)	$(3,566,299)

Net loss allocated to other partners	$(3,004,045)	$(679,785)	$(87,232)

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

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2004 and 2003 consist of advance installments of capital contributions to operating limited partnerships.  The notes at March 31, 2004 and 2003 are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.66% to prime plus 3%.  Prime was 4.00% and 4.25% as of March 31, 2004 and 2003, respectively.  The notes receivable will be converted to capital or repaid upon demand and are deemed to be short term in nature.  Therefore, the carrying value of the notes receivable is deemed to approximate fair value.  The notes at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 15	$—	$—
Series 16	—	—
Series 17	201,109	201,109
Series 18	—	—
Series 19	—	—

	$201,109	$201,109

NOTE E - OTHER ASSETS

Other assets include cash held by an escrow agent at March 31, 2004 and 2003.  The cash held for the series at March 31, 2004 and 2003 represents capital contributions to be released to the operating limited partnerships when certain criteria are met.  The escrows held at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 15	$—	$—
Series 16	—	—
Series 17	15,097	15,097
Series 18	—	—
Series 19	—	—

	$15,097	$15,097

In addition, other assets include cash advanced to operating limited partnerships at March 31, 2004 and 2003, some of which is to be applied to capital contributions payable when certain criteria have been met.  The advances at March 31, 2004 and 2003 by series are as follows:

	2004	2003

Series 15	$88,708	$735,602
Series 16	110,860	110,861
Series 17	1,328,521	1,912,203
Series 18	50,527	50,527
Series 19	—	—

	$1,578,616	$2,809,193

NOTE F - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(13,247,486)	$(1,604,187)	$(3,479,439)

Operating limited partnership rents received in advance	(7,847)	(15,176)	363

Fund management fees not deducted for tax purposes	1,793,157	196,461	591,980

Other	737,828	390,514	(196,503)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(3,932,199)	(1,774,757)	(1,016,059)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	1,136,378	—	310,154

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,457,442)	(332,993)	(124,429)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(16,294)	368,137	97,756

Loss for tax return purposes, year ended December 31, 2003	$(14,993,905)	$(2,772,001)	$(3,816,177)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(2,950,844)	$(2,885,843)	$(2,327,173)

Operating limited partnership rents received in advance	(170)	(7,358)	14,494

Fund management fees not deducted for tax purposes	311,420	381,948	311,348

Other	722,623	10,732	(189,538)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(652,689)	(321,132)	(167,562)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	87,340	584,884	154,000

Excess of tax depreciation over book depreciation on operating limited partnership assets	(547,123)	(185,692)	(267,205)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(39,340)	(228,172)	(214,675)

Loss for tax return purposes, year ended December 31, 2003	$(3,068,783)	$(2,650,633)	$(2,686,311)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2003 is reconciled as follows:

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

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2003 is reconciled as follows:

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

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

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

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2002 is reconciled as follows:

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2003	$25,553,647	$(2,386,448)	$5,354,453

Estimated share of loss for the three months ended March 31, 2004	(2,195,770)	(472,214)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	15,176,001	7,436,774	3,925,163

Impairment loss in investment in operating limited partnerships	(2,455,273)	—	(1,293,244)

Historic tax credits	3,589,533	1,852,569	—

Other	14,818,376	951,287	3,516,012

Investments in operating limited partnerships - as reported	$54,486,514	$7,381,968	$11,502,384

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2004, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2003	$6,643,985	$4,366,317	$11,575,340

Estimated share of loss for the three months ended March 31, 2004	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,220,586	1,195,592	397,886

Impairment loss in investment in operating limited partnerships	(87,340)	(920,689)	(154,000)

Historic tax credits	1,100,310	318,327	318,327

Other	3,778,727	3,358,530	3,213,820

Investments in operating limited partnerships - as reported	$12,903,828	$7,700,394	$14,997,940

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

NOTE G - CASH EQUIVALENTS

On March 31, 2004 and 2003, Boston Capital Tax Credit Fund III L.P. purchased $1,000,000 and $900,000 of corporate debt securities under agreements to resell on April 1, 2004 and April 1, 2003, respectively.  Interest is earned at rates ranging from .40% to .95% per annum.

Additionally, cash equivalents of $162,053 and $155,466 as of March 31, 2004 and 2003, respectively, include certificates of deposit and money market accounts with interest rates ranging from .43% to 1.00% per annum.

NOTE H - CONTINGENCY

Mt. Vernon Associates, L.P., an operating limited partnership, has been notified by the IRS of certain instances of noncompliance relating to IRC Section 42 requirements.  The Operating General Partner has corrected the files to the best of their ability; however, the Investment General Partner is in the process of assessing the situation.  On January 9, 2003, the state agency conducted an audit and found one compliance issue, which has been corrected.  The Investment General Partner continues to monitor this situation closely; however, it is not possible to determine the final result at this time.  Accordingly, no adjustment has been made in the accompanying financial statements.

NOTE I - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2004

Total revenue	$4,521	$9,464	$14,611	$1,507

Loss from operations	(556,951)	(778,596)	(694,435)	(1,758,334)

Equity in loss of investments in operating partnerships	(2,331,000)	(2,128,398)	(2,421,660)	(2,578,112)

Net loss	(2,887,951)	(2,906,994)	(3,116,095)	(4,336,446)

2003

Total revenue	$12,994	$5,824	$13,728	$13,294

Loss from operations	(559,022)	(761,386)	(709,278)	(1,318,678)

Equity in loss of investments in operating partnerships	(2,120,766)	(2,042,897)	(2,428,390)	(2,420,963)

Net loss	(2,679,788)	(2,804,283)	(3,137,668)	(3,739,641)

2002

Total revenue	$28,540	$37,832	$29,518	$12,345

Loss from operations	(632,156)	(700,986)	(591,508)	(525,014)

Equity in loss of investments in operating partnerships	(2,356,628)	(2,187,880)	(2,422,991)	(2,997,696)

Net loss	(2,988,784)	(2,888,866)	(3,014,499)	(3,522,710)

Boston Capital Tax Credit Fund III LP - Series 15
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
APRIL GARDENS	1,445,377	50,000	1,773,331	22,263	50,000	1,795,594	1,845,594	801,138	5/93	9/92	5-27.5 yrs
ARKANSAS CITY	807,470	15,870	1,016,757	0	15,870	1,016,757	1,032,627	392,591	12/94	9/94	5-25 yrs
AUTUMNWOOD	1,297,772	50,000	1,669,609	20,050	50,000	1,689,659	1,739,659	704,355	1/93	8/92	5-27.5 yrs
BARTON VILLAGE	501,824	47,898	683,991	5,242	47,898	689,233	737,131	284,904	3/93	10/92	5-27.5 yrs
BECKWOOD MANOR EIGHT	1,201,421	60,000	1,498,746	13,990	58,000	1,512,736	1,570,736	541,139	8/95	8/94	5-27.5 yrs
BERGEN MANOR	995,773	42,000	1,256,858	39,269	42,000	1,296,127	1,338,127	585,393	7/92	7/92	7-27.5 yrs
BRIDLEWOOD	775,266	42,000	211,635	807,032	42,000	1,018,667	1,060,667	260,946	1/95	1/94	5-27.5 yrs
BRUNSWICK	799,797	69,000	953,553	10,440	69,214	963,993	1,033,207	419,941	9/92	4/92	7-27.5 yrs
BUENA VISTA APTS	1,460,983	75,000	1,767,511	9,443	75,000	1,776,954	1,851,954	812,380	1/92	3/92	7-27.5 yrs
CALEXICO SR	1,893,919	213,000	2,047,255	0	213,000	2,047,255	2,260,255	496,387	9/92	9/92	7-27.5 yrs
CALIFORNIA INVESTORS VII	8,406,701	820,000	9,361,922	16,550,625	803,050	25,912,547	26,715,597	7,100,462	12/93	10/92	5-27.5 yrs
CHESTNUT HILL	728,365	40,000	904,814	17,675	40,000	922,489	962,489	289,572	9/92	9/92	7-27.5 yrs
CORALVILLE HOUSING	2,427,999	258,000	4,683,541	160,999	258,000	4,844,540	5,102,540	2,186,354	10/92	3/92	7-27.5 yrs
CURWENSVILLE	1,192,529	31,338	1,435,553	233,794	31,338	1,669,347	1,700,685	495,164	7/93	9/92	5-27.5 yrs
DEERFIELD	1,210,880	65,400	1,495,473	0	65,400	1,495,473	1,560,873	662,741	6/92	4/92	7-27.5 yrs
EAST MACHIAS	1,022,533	77,963	1,478,171	19,219	77,963	1,497,390	1,575,353	455,144	1/93	9/92	10-40 yrs
EAST PARK	511,226	2,000	980,413	36,970	2,000	1,017,383	1,019,383	388,112	1/94	6/94	5-27.5 yrs
EDGEWOOD	773,115	36,000	967,796	0	36,000	967,796	1,003,796	408,327	8/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
FAR VIEW	906,494	100,000	1,066,418	26,572	100,000	1,092,990	1,192,990	324,335	11/92	6/92	10-40 yrs
GRAHAM HOUSING	1,249,492	85,006	2,451,794	12,645	85,006	2,464,439	2,549,445	657,488	6/95	10/94	5-27.5 yrs
GRANTSVILLE	1,462,129	85,099	1,795,971	27,348	85,599	1,823,319	1,908,918	531,233	2/93	5/92	5-27.5 yrs
GREENTREE APTS	672,922	15,000	1,143,223	(9,253)	15,000	1,133,970	1,148,970	756,371	10/75	4/94	5-27.5 yrs
GREENWOOD VIL	662,456	20,123	893,915	6,905	20,123	900,820	920,943	369,459	5/93	8/92	5-27.5 yrs
HARRISONVILLE II	599,907	15,000	744,677	29,621	15,000	774,298	789,298	377,230	11/91	3/92	7-27.5 yrs
HEALDTON	686,564	15,000	868,469	0	15,000	868,469	883,469	224,467	12/94	8/94	5-27.5 yrs
HEARTHSIDE	1,881,616	95,000	2,967,134	(28,412)	95,000	2,938,722	3,033,722	1,118,644	11/92	4/92	7-27.5 yrs
HERONS LANDING	1,184,712	176,121	1,410,573	47,370	176,121	1,457,943	1,634,064	640,031	10/92	10/92	7-27.5 yrs
HIGGINSVILLE ESTATES	618,505	40,000	738,056	17,455	40,000	755,511	795,511	378,350	3/91	3/92	7-27.5 yrs
INV GROUP OF PAYSON	1,464,937	211,500	1,767,942	0	211,500	1,767,942	1,979,442	435,929	8/92	8/92	7-27.5 yrs
KEARNEY	624,360	30,000	763,159	13,544	30,000	776,703	806,703	378,838	1/92	5/92	7-27.5 yrs
LAKEVIEW	874,399	30,000	1,077,130	(900)	30,000	1,076,230	1,106,230	473,244	7/92	4/92	7-27.5 yrs
LAURELWOOD	1,052,090	58,500	1,268,491	1,318	58,500	1,269,809	1,328,309	563,609	2/92	3/92	7-27.5 yrs
LEBANON II	904,372	40,000	1,090,397	25,229	40,189	1,115,626	1,155,815	465,520	2/93	8/92	5-27.5 yrs
LEBANON III	622,324	26,750	766,992	76,633	26,750	843,625	870,375	377,369	2/92	3/92	7-27.5 yrs
LILAC	709,807	36,000	897,897	0	36,000	897,897	933,897	388,097	7/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
LIVINGSTON PLAZA	660,486	32,500	868,525	0	32,500	868,525	901,025	348,621	11/93	12/92	5-27.5 yrs
MADISON PARTNERS	1,180,344	47,340	1,452,910	32,396	47,340	1,485,306	1,532,646	555,935	12/94	3/95	5-27.5 yrs
MANNING LANE	1,447,501	73,600	1,771,816	6,405	73,600	1,778,221	1,851,821	746,219	3/93	8/92	5-27.5 yrs
MARSHALL LANE	544,358	20,000	672,691	1,031	20,000	673,722	693,722	284,881	12/92	8/92	5-27.5 yrs
MARYVILLE	707,279	57,000	834,823	26,495	57,000	861,318	918,318	415,233	3/92	5/92	7-27.5 yrs
MONARK VILLAGE	317,408	68,900	570,916	3,791	68,900	574,707	643,607	200,328	3/94	6/94	5-27.5 yrs
N. PRAIRIE	864,625	5,000	1,121,143	33,513	5,000	1,154,656	1,159,656	521,537	5/93	9/92	5-27.5 yrs
OAKGROVE	397,386	5,000	460,291	17,845	5,000	478,136	483,136	238,323	11/91	4/92	7-27.5 yrs
OAKWOOD	1,091,572	42,000	1,341,412	17,729	42,000	1,359,141	1,401,141	610,888	5/92	5/92	7-27.5 yrs
OSAGE	972,925	110,000	2,309,861	84,028	110,000	2,393,889	2,503,889	1,079,599	6/92	4/92	7-27.5 yrs
OSCEOLA	618,205	54,600	797,763	178,811	27,300	976,574	1,003,874	432,156	5/92	5/92	7-27.5 yrs
PDC FIFTY FIVE	1,267,774	50,170	1,576,823	14,276	50,170	1,591,099	1,641,269	624,453	9/93	10/92	5-27.5 yrs
RAINIER	3,611,628	521,000	5,852,852	95,637	521,000	5,948,489	6,469,489	1,895,988	1/93	4/92	5-27.5 yrs
RIDGEVIEW	861,198	42,800	1,027,499	8,043	42,800	1,035,542	1,078,342	464,705	1/92	3/92	7-27.5 yrs
RIO MEMBRES II	761,594	48,938	930,376	30,078	48,938	960,454	1,009,392	306,233	4/92	4/92	7-27.5 yrs
ROLLING BROOK	812,952	35,000	1,006,667	17,933	35,000	1,024,600	1,059,600	481,668	11/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
SCHOOL STREET	685,666	127,852	1,353,622	133,227	38,509	1,486,849	1,525,358	711,976	5/92	4/92	5-27.5 yrs
SHENANDOAH	1,448,505	67,500	1,754,599	4,638	67,500	1,759,237	1,826,737	714,370	2/93	8/92	5-27.5 yrs
SHOWBOAT MANOR	782,753	31,200	968,253	18,535	31,200	986,788	1,017,988	452,596	2/92	7/92	5-27.5 yrs
SIOUX FALLS	1,165,615	146,694	2,656,753	85,749	146,694	2,742,502	2,889,196	1,233,041	9/92	5/92	7-27.5 yrs
SUNSET SQUARE	727,837	50,000	896,507	10,373	50,000	906,880	956,880	293,195	8/92	9/92	7-27.5 yrs
TAYLOR MILLS	756,248	24,000	936,166	0	24,000	936,166	960,166	412,024	5/92	4/92	7-27.5 yrs
TIMMONS VILLAGE	612,975	15,000	754,172	6,507	38,500	760,679	799,179	331,841	7/92	5/92	7-27.5 yrs
UNIVERSITY MEADOWS	2,154,981	62,985	3,579,473	41,247	62,985	3,620,720	3,683,705	1,654,655	12/92	6/92	5-28 yrs
VALATIE	1,304,775	30,000	1,712,263	54,651	30,000	1,766,914	1,796,914	774,427	4/93	6/92	7-27.5 yrs
VIRGEN DEL POZO	3,291,335	120,000	4,274,133	199,784	120,000	4,473,917	4,593,917	1,667,365	7/93	8/92	5-27.5 yrs
VILLA DEL MAR	1,444,633	50,000	1,792,888	70,190	50,000	1,863,078	1,913,078	855,412	8/92	8/92	7-27.5 yrs
WACHULA	1,455,500	66,720	1,770,669	31,452	66,720	1,802,121	1,868,841	757,017	10/92	9/92	5-27.5 yrs
WEEDPATCH	1,939,351	272,000	2,246,927	3,703	272,000	2,250,630	2,522,630	469,221	9/94	1/94	5-50 yrs
WESTERNPORT	1,464,014	18,645	1,833,384	2,232	18,645	1,835,616	1,854,261	742,256	2/93	7/92	5-27.5 yrs
WHITEWATER VILL	517,567	18,542	637,048	1,814	18,542	638,862	657,404	275,043	11/92	8/92	7-27.5 yrs
WOOD PARK POINTE	1,150,933	117,500	1,329,664	4,009	117,500	1,333,673	1,451,173	593,522	5/92	6/92	5-27.5 yrs
	80,649,959	5,507,054	106,992,056	19,429,208	5,395,864	126,421,264	131,817,128	46,889,992

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2003

There were no carrying costs as of December 31, 2003.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 15

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,786,120
Other	0
		$64,786,120
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/93		$64,786,120
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,271,170
Other	0
		$52,271,170
Deductions during period:
Cost of real estate sold	$0
Other	(69,144)
		(69,144)
Balance at close of period - 3/31/94		$116,988,146
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,630,188
Improvements, etc	182,886
Other	0
		$10,813,074
Deductions during period:
Cost of real estate sold	$0
Other	(927,768)
		(927,768)
Balance at close of period - 3/31/95		$126,873,452

Balance at close of period - 3/31/95		$126,873,452
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,482
Improvements, etc	998,864
Other	0
		$8,476,346
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$135,349,798
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	102,413
Improvements, etc	0
Other	0
		$102,413
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$135,452,211
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	136,931
Other	0
		$136,931
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$135,589,142

Balance at close of period - 3/31/98		$135,589,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,180
Other	0
		$229,180
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$135,818,322
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	203,110
Other	0
		$203,110
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$136,021,432

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,095
Other	0
		$215,095
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$135,735,598

Balance at close of period - 3/31/01		$135,735,598
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,538
Other	0
		$422,538
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$136,198,136
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,190
Other	0
		$369,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$136,527,326
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	387,486
Other	0
		$387,486
Deductions during period:
Cost of real estate sold	$(5,097,684)
Other	0
		(5,097,684)
Balance at close of period - 3/31/04		$131,817,128

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$1,151,027
Balance at close of period - 3/31/93		$1,151,027
Current year expense	$4,194,293
Balance at close of period - 3/31/94		$5,345,320
Current year expense	$4,646,907
Balance at close of period - 3/31/95		$9,992,227
Current year expense	$5,445,282
Balance at close of period - 3/31/96		$15,437,509
Current year expense	$4,587,940
Balance at close of period - 3/31/97		$20,025,449
Current year expense	$4,427,546
Balance at close of period - 3/31/98		$24,452,995
Current year expense	$4,453,997
Balance at close of period - 3/31/99		$28,906,992
Current year expense	$4,348,463
Balance at close of period - 3/31/00		$33,255,455
Current year expense	$3,625,904
Balance at close of period - 3/31/01		$36,881,359
Current year expense	$4,117,724
Balance at close of period - 3/31/02		$40,999,083
Current year expense	$4,130,487
Balance at close of period - 3/31/03		$45,129,570
Current year expense	$3,943,806
Reduction for real-estate sold	(2,183,384
Balance at close of period - 3/31/04		$46,889,992

Boston Capital Tax Credit Fund III LP - Series 16
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements		Land	Buildings and improvements	Total
				Improvements
1413 LEAVENWORTH	1,641,436	8,000	2,927,089	705,049	8,000	3,632,138	3,640,138	1,420,447	3/93	12/92	5-27.5 yrs
ANSON	1,262,639	40,202	1,683,348	22,439	40,202	1,705,787	1,745,989	506,660	9/93	12/92	10-40 yrs
AZTEC	1,000,196	115,000	1,299,311	27,493	115,000	1,326,804	1,441,804	564,677	5/93	5/93	5-27.5 yrs
BENTONIA ELDERLY	827,418	21,000	678,677	395,213	21,000	1,073,890	1,094,890	296,632	2/94	7/93	5-27.5 yrs
BERNICE VILLA	911,712	37,000	1,204,665	44,133	37,000	1,248,798	1,285,798	331,575	10/93	5/93	5-40 yrs
BLAIRSVILLE RENTAL I	746,001	58,377	866,980	42,179	35,000	909,159	944,159	308,269	9/94	12/92	5-27.5 yrs
BLAIRSVILLE RENTAL	730,008	84,359	804,895	62,014	49,500	866,909	916,409	296,504	7/94	12/92	5-27.5 yrs
BLOWING ROCK	504,401	47,500	663,473	7,873	47,500	671,346	718,846	222,223	11/94	12/93	5-27.5 yrs
BRANSON CHRISTIAN I	1,372,766	163,350	2,990,564	18,776	163,350	3,009,340	3,172,690	1,131,786	6/94	3/94	5-27.5 yrs
BRANSON CHRISTIAN II	1,164,768	0	2,497,066	52,848	0	2,549,914	2,549,914	940,767	8/94	7/94	5-27.5 yrs
BUTLER RENTAL	736,382	0	937,495	17,598	0	955,093	955,093	362,386	9/93	12/92	7-27.5 yrs
CANTERFIELD	755,260	48,000	934,169	(1,321)	48,000	932,848	980,848	390,685	1/93	11/92	5-27.5 yrs
CAPE ANN	391,747	18,000	1,833,366	77,552	18,000	1,910,918	1,928,918	702,468	12/93	1/93	7-31.5 yrs
CASS PARTNERS	580,569	45,250	2,026,740	0	45,250	2,026,740	2,071,990	531,415	12/93	12/93	5-27.5 yrs
CEDAR TRACE	495,202	18,000	639,500	5,277	18,000	644,777	662,777	288,154	7/93	10/92	5-27.5 yrs
CONCORD ASSOC.	1,099,469	61,532	1,223,133	200,559	61,532	1,423,692	1,485,224	630,037	2/93	2/93	5-27.5 yrs
CLYMER PARK ASSOC	1,424,726	35,800	1,831,813	84,745	35,800	1,916,558	1,952,358	478,630	11/94	12/92	5-27.5 yrs
CUMBERLAND WOOD	1,426,545	114,449	1,780,622	62,211	129,538	1,842,833	1,972,371	462,068	10/94	12/93	6-40 yrs
DAVENPORT HOUSING	2,879,585	223,889	6,598,309	164,469	223,889	6,762,778	6,986,667	2,643,677	2/94	10/93	7-27.5 yrs
DEER RUN	643,497	30,000	1,536,783	0	30,000	1,536,783	1,566,783	617,323	3/93	8/93	5-27.5 yrs
EASTMAN ELDERLY	1,153,433	80,000	1,428,172	28,253	36,900	1,456,425	1,493,325	537,542	10/93	12/92	7-27.5 yrs
FAIRMEADOW APTS	867,353	53,296	1,184,327	43,566	53,296	1,227,893	1,281,189	322,962	7/93	1/93	5-27.5 yrs
FALCON RIDGE	1,023,515	25,000	1,332,798	41,023	25,000	1,373,821	1,398,821	337,466	1/95	4/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbr- ances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
GIBSON	880,412	30,290	1,138,786	1,650	30,290	1,140,436	1,170,726	342,238	6/93	12/92	5-27.5 yrs
GREENFIELD	521,649	25,000	649,793	0	25,000	649,793	674,793	290,749	5/93	1/93	5-27.5 yrs
GREENWOOD	1,441,108	62,076	1,480,776	466,378	62,076	1,947,154	2,009,230	831,317	10/93	11/93	5-27.5 yrs
HARMONY HOUSE	1,438,285	57,000	1,764,438	14,574	57,000	1,779,012	1,836,012	572,575	7/93	11/92	5-27.5 yrs
HAYNES HOUSE	2,854,771	685,381	5,956,903	2,652,018	674,499	8,608,921	9,283,420	1,904,356	9/95	8/94	12-40 yrs
HOLLY TREE	870,517	58,900	1,069,733	4,322	58,900	1,074,055	1,132,955	450,981	2/93	11/92	5-27.5 yrs
IDABEL PROP.	1,353,381	50,000	1,791,971	0	50,000	1,791,971	1,841,971	770,287	12/93	4/93	5-25 yrs
ISOLA SQUARE	953,225	22,300	250,691	994,255	22,300	1,244,946	1,267,246	309,523	4/94	11/93	7-40 yrs
JOINER ELDERLY	784,147	47,719	1,026,013	16,876	47,719	1,042,889	1,090,608	443,574	6/93	1/93	5-40 yrs
LAWRENCEVILLE MANOR	1,392,935	61,370	1,660,796	52,060	61,370	1,712,856	1,774,226	644,452	7/94	2/94	5-27.5 yrs
LAWTELL MANOR	894,413	45,000	1,201,948	34,954	45,000	1,236,902	1,281,902	334,131	8/93	4/93	7-40 yrs
LOGAN LANE	1,286,148	54,000	1,602,465	0	54,000	1,602,465	1,656,465	663,306	3/93	9/92	5-27.5 yrs
MARINERS POINTE I & II	4,021,463	170,020	7,548,131	592,426	170,020	8,140,557	8,310,577	3,457,367	8/93	12/92	7-27.5 yrs
MEADOWS OF SOUTHGATE	2,190,305	252,000	4,575,879	8,745	252,000	4,584,624	4,836,624	1,087,949	5/94	7/93	12-40 yrs
MENDOTA VILLAGE	1,939,936	136,140	2,421,001	0	136,140	2,421,001	2,557,141	545,439	5/93	12/92	5-50 yrs
MIDCITY	2,773,413	15,058	6,611,666	4,800	15,058	6,616,466	6,631,524	2,275,291	6/94	9/93	5-27.5 yrs
NEWPORT HOUSING	1,199,776	160,000	1,405,411	(3,274)	160,000	1,402,137	1,562,137	413,178	10/93	2/93	5-27.5 yrs
NEWPORT MANOR	934,675	31,908	1,175,109	76,149	31,908	1,251,258	1,283,166	358,020	12/93	9/93	5-40 yrs
PALATINE LP	1,391,141	37,400	1,785,282	41,377	37,400	1,826,659	1,864,059	716,950	5/94	5/94	5-27.5 yrs
RIVIERA APTS	1,658,474	100,000	2,979,700	623,099	132,400	3,602,799	3,735,199	1,320,138	12/93	12/92	5-27.5 yrs
SABLE CHASE	4,600,444	502,774	12,248,475	70,267	502,774	12,318,742	12,821,516	4,563,578	12/94	12/93	7-27.5 yrs
ST CROIX COMMONS	988,549	44,681	2,607,046	(655,017)	44,681	1,952,029	1,996,710	744,148	12/94	10/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
ST JOSEPH SQ	936,905	37,500	1,167,702	34,700	37,500	1,202,402	1,239,902	319,418	9/93	5/93	5-40 yrs
SIMMESPORT	912,038	60,000	1,171,005	52,375	60,000	1,223,380	1,283,380	333,392	6/93	4/93	7-40 yrs
STONY GROUND	1,401,914	127,380	1,794,961	7,093	129,005	1,802,054	1,931,059	695,636	6/93	12/92	5-27.5 yrs
SUMMERSVILLE	610,046	20,000	774,259	9,636	20,000	783,895	803,895	351,416	6/93	5/93	5-27.5 yrs
TALBOT VILLAGE	668,401	22,300	833,494	8,297	22,300	841,791	864,091	350,264	4/93	8/92	5-27.5 yrs
TCHULA ELDERLY	815,155	20,000	1,071,899	35,017	20,000	1,106,916	1,126,916	306,491	12/93	7/93	5-27.5 yrs
TUOLUMNE CITY	1,573,137	190,000	1,912,157	0	190,000	1,912,157	2,102,157	417,613	8/93	12/92	5-50 yrs
TURTLE CREEK	835,233	23,141	1,113,511	38,475	23,141	1,151,986	1,175,127	342,910	10/93	5/93	7-40 yrs
TWIN OAKS ASSOC	1,435,548	45,000	1,776,674	7,868	45,000	1,784,542	1,829,542	556,612	9/93	12/92	5-27.5 yrs
VICTORIA POINTE	1,420,491	153,865	1,437,570	358,639	128,900	1,796,209	1,925,109	620,161	1/95	10/94	5-27.5 yrs
VISTA LINDA APARTMENTS	2,473,209	143,253	2,961,671	137,687	143,253	3,099,358	3,242,611	1,126,608	12/93	1/93	5-27.5 yrs
WAKEFIELD HOUSING	1,241,595	88,564	1,480,003	23,253	88,564	1,503,256	1,591,820	459,070	2/93	9/92	10-40 yrs
WEST END MANOR	971,974	52,300	1,188,913	56	52,300	1,188,969	1,241,269	487,427	5/93	5/93	5-27.5 yrs
WESTCHESTER OAK GROVE	1,046,744	38,010	2,281,529	91,161	35,000	2,372,690	2,407,690	1,055,329	4/93	12/92	5-27.5 yrs
WESTCHESTER ST JOE	1,287,421	100,000	3,211,620	60,120	100,000	3,271,740	3,371,740	1,382,809	6/93	7/93	5-27.5 yrs
WESTVILLE PROPERTIES	693,837	25,000	912,139	0	25,000	912,139	937,139	404,035	7/93	2/93	5-25 yrs
WILCOX INVESTMENT GROUP	1,086,286	58,500	1,376,329	0	58,500	1,376,329	1,434,829	311,108	6/93	1/93	5-50 yrs
WOODLANDS APTS	916,077	30,000	668,555	562,998	30,000	1,231,553	1,261,553	427,119	2/95	9/94	5-27.5 yrs
	80,333,806	5,211,834	128,989,299	8,524,983	5,120,755	137,514,282	142,635,037	47,311,318

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 16

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,191,631
Improvements, etc	0
Other	0
		$4,191,631
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/93		$4,191,631
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,686,042
Improvements, etc	43,162,006
Other	0
		$75,848,048
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$80,039,679
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,495,343
Improvements, etc	41,448,097
Other	0
		$56,943,440
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$136,983,119

Balance at close of period - 3/31/95		$136,983,119
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	106,204
Improvements, etc	5,007,023
Other	0
		$5,113,227
Deductions during period:
Cost of real estate sold	$0
Other	(675,394)
		(675,394)
Balance at close of period - 3/31/96		$141,420,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	97,847
Other	0
		$97,847
Deductions during period:
Cost of real estate sold	$0
Other	(1,512,675)
		(1,512,675)
Balance at close of period - 3/31/97		$140,006,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	163,080
Other	0
		$163,080
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$140,169,204

Balance at close of period - 3/31/98		$140,169,204
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	240,077
Other	0
		$240,077
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$140,409,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	618,565
Other	0
		$618,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$141,027,846
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	281,498
Other	0
		$281,498
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$141,309,344

Balance at close of period - 3/31/01		$141,309,344
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,709
Other	0
		$291,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$141,601,053
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	472,351
Other	0
		$472,351
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$142,073,404
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,633
Other	0
		$561,633
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$142,635,037

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$0
Balance at close of period - 3/31/93		$0
Current year expense	$1,347,806
Balance at close of period - 3/31/94		$1,347,806
Current year expense	$3,630,765
Balance at close of period - 3/31/95		$4,978,571
Current year expense	$5,098,416
Balance at close of period - 3/31/96		$10,076,987
Current year expense	$4,859,372
Balance at close of period - 3/31/97		$14,936,359
Current year expense	$4,709,137
Balance at close of period - 3/31/98		$19,645,496
Current year expense	$4,715,345
Balance at close of period - 3/31/99		$24,360,841
Current year expense	$4,748,152
Balance at close of period - 3/31/00		$29,108,993
Current year expense	$4,694,454
Balance at close of period - 3/31/01		$33,803,447
Current year expense	$4,524,002
Balance at close of period - 3/31/02		$38,327,449
Current year expense	$4,501,163
Balance at close of period - 3/31/03		$42,828,612
Current year expense	$4,482,706
Balance at close of period - 3/31/04		$47,311,318

Boston Capital Tax Credit Fund III LP - Series 17
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
ANNADALE HOUSING	11,134,030	226,000	12,180,150	254,996	226,000	12,435,146	12,661,146	3,195,124	6/90	2/89	5-50 yrs
ARTESIA PROPERTIES	1,382,335	30,730	1,865,231	7,600	30,730	1,872,831	1,903,561	692,289	9/94	9/94	5-27.5 yrs
ASPEN RIDGE	762,105	36,000	2,004,059	52,824	36,000	2,056,883	2,092,883	808,012	11/93	9/93	5-27.5 yrs
BLADENBORO	997,229	16,000	1,213,015	(27,474)	16,000	1,185,541	1,201,541	391,824	7/95	3/95	5-27.5 yrs
BREWER ST	1,124,712	0	2,296,514	12,776	0	2,309,290	2,309,290	945,624	7/93	6/93	5-27.5 yrs
BRIARWOOD APTS	889,102	38,500	20,850	1,209,179	38,952	1,230,029	1,268,981	290,696	7/93	6/93	5-27.5 yrs
BRIARWOOD VILLAGE	1,127,567	42,594	1,418,259	4,484	42,594	1,422,743	1,465,337	535,662	5/94	10/93	5-27.5 yrs
BRIARWOOD DEKALB	1,228,090	96,000	2,943,443	16,509	96,000	2,959,952	3,055,952	790,339	6/94	10/93	5-40 yrs
CAIRO HOUSING	1,054,021	17,000	1,309,062	95,990	17,000	1,405,052	1,422,052	600,701	4/93	5/93	7-27.5 yrs
CALIFORNIA INV VII	8,406,701	803,050	25,913,966	(1,419)	803,050	25,912,547	26,715,597	7,100,462	12/93	12/93	5-27.5 yrs
CAMBRIDGE YMCA	2,005,215	95,200	5,135,233	121,438	95,200	5,256,671	5,351,871	2,046,391	12/93	4/93	5-27.5 yrs
CANEYVILLE PROPERTIES	467,914	36,000	601,775	(13,800)	36,000	587,975	623,975	243,962	4/93	5/93	5-27.5 yrs
CLINTON ESTATES	726,787	47,533	891,872	31,778	47,533	923,650	971,183	334,272	12/94	12/94	5-27.5 yrs
CLOVERPORT PROPERTIES	735,306	21,500	947,659	(7,038)	21,500	940,621	962,121	382,046	7/93	4/93	5-27.5 yrs
COLLEGE GREEN	3,695,262	225,000	6,774,847	97,923	225,000	6,872,770	7,097,770	2,327,103	8/95	3/95	5-27.5 yrs
CROFTON ASSOC.	785,942	46,511	961,097	10,499	46,511	971,596	1,018,107	258,186	3/93	4/93	5-27.5 yrs
CYPRESS POINT	3,187,504	265,000	4,794,440	301,109	265,000	5,095,549	5,360,549	1,349,579	12/94	2/94	5-27.5 yrs
DEERWOOD VILLAGE	636,265	29,138	804,512	3,371	29,138	807,883	837,021	297,325	7/94	2/94	5-27.5 yrs
DOYLE VILLAGE	1,152,336	100,000	1,435,520	6,065	100,000	1,441,585	1,541,585	541,234	4/94	9/93	5-27.5 yrs
GALLAWAY ASSOC.	1,037,565	35,600	1,307,158	43,890	35,600	1,351,048	1,386,648	376,081	5/93	4/93	5-27.5 yrs
GLENRIDGE	2,014,456	350,000	2,208,213	7,278	350,000	2,215,491	2,565,491	615,108	6/94	6/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encumbr- ances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
GREEN ACRES	1,093,250	173,447	1,366,874	39,438	173,447	1,406,312	1,579,759	520,175	11/94	1/95
GREENWOOD PLACE	1,047,382	44,400	299,685	1,169,120	44,400	1,468,805	1,513,205	352,434	8/94	11/93	7-40 yrs
HACKLEY BARCLAY	2,961,163	174,841	4,603,493	318,999	175,000	4,922,492	5,097,492	1,934,949	12/94	12/93	5-27.5 yrs
HENSON CREEK	4,056,037	945,000	7,971,879	53,692	945,000	8,025,571	8,970,571	2,250,196	4/94	5/93	5-27.5 yrs
HICKMAN ASSOC.	525,009	24,000	673,642	5,199	24,000	678,841	702,841	171,580	12/93	11/93	5-27.5 yrs
HOUSTON VILLAGE	671,680	11,500	850,901	2,588	11,500	853,489	864,989	321,377	5/94	12/93	5-27.5 yrs
IVYWOOD	3,760,051	290,542	5,712,656	37,407	290,542	5,750,063	6,040,605	2,307,368	10/93	6/93	5-27.5 yrs
JONESTOWN MANOR	853,449	0	311,764	956,932	36,900	1,268,696	1,305,596	298,534	12/94	12/93	7-40 yrs
LARGO CENTER	4,110,806	1,012,500	7,262,001	82,566	1,012,500	7,344,567	8,357,067	1,873,727	6/94	3/93	5-27.5 yrs
LEE TERRACE	1,464,053	93,246	4,573	1,760,358	93,246	1,764,931	1,858,177	650,505	12/94	2/94	5-27.5 yrs
MIDLAND HOUSING	919,905	60,000	2,422,788	61,731	60,000	2,484,519	2,544,519	765,707	6/94	9/93	5-27.5 yrs
MOUNT VERNON	2,458,808	200,000	3,141,984	453,056	200,000	3,595,040	3,795,040	1,199,410	11/94	11/94	5-27.5 yrs
OAKWOOD OF BENNETSVILLE	862,028	60,000	1,074,857	107	60,000	1,074,964	1,134,964	427,444	12/93	9/93	5-27.5 yrs
OPELOUSAS POINT	1,353,390	50,000	559,121	1,410,075	50,000	1,969,196	2,019,196	497,033	3/94	11/93	5-27.5 yrs
PALMETTO VILLAS	1,583,345	60,724	2,034,151	11,770	60,724	2,045,921	2,106,645	600,223	4/94	5/94	5-27.5 yrs
PARK PLACE II	1,150,909	112,000	1,408,102	13,801	112,000	1,421,903	1,533,903	542,550	4/94	2/94	7-27.5 yrs
PINEHURST	793,513	24,000	1,033,022	41,339	24,000	1,074,361	1,098,361	420,260	2/94	2/94	5-27.5 yrs
QUAIL VILLAGE	862,263	30,450	1,060,273	2,468	30,450	1,062,741	1,093,191	379,284	2/94	9/93	7-27.5 yrs
SEA BREEZE	1,214,574	94,000	1,515,733	4,462	94,000	1,520,195	1,614,195	529,657	1/95	3/94	N/A
SHAWNEE HOUSING	1,072,700	182,786	2,347,227	113,423	182,786	2,460,650	2,643,436	1,057,567	10/92	2/93	7-27.5 yrs
SIXTH ST APTS	2,198,069	151,687	1,123,504	3,190,386	162,687	4,313,890	4,476,577	1,145,348	12/94	12/93	5-27.5 yrs
SKOWHEGAN HOUSING	1,576,034	100,000	2,121,472	116,753	100,000	2,238,225	2,338,225	662,900	8/94	9/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
SOLEDAD	1,912,678	340,000	2,005,222	0	340,000	2,005,222	2,345,222	430,771	1/94	10/93	5-50 yrs
SUGARWOOD PARK	3,353,628	281,875	5,949,680	37,980	281,875	5,987,660	6,269,535	2,049,403	7/95	4/94	5-27.5 yrs
VOORHEESVILLE	1,080,504	74,600	1,254,914	63,210	74,600	1,318,124	1,392,724	532,181	5/93	7/93	7-27.5 yrs
WAYNSBURG HOUSING	1,469,852	169,200	2,113,822	116,257	18,100	2,230,079	2,248,179	511,865	12/95	7/94	10-40 yrs
WHITE CASTLE	764,231	84,800	948,687	22,872	84,800	971,559	1,056,359	350,786	5/94	6/94	27.5 yrs
	89,719,755	7,402,954	138,198,902	12,313,967	7,300,365	150,512,869	157,813,234	46,905,254

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 17

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,662,502
Improvements, etc	0
Other	0
		$58,662,502
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$58,662,502
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,044,766
Improvements, etc	39,965,487
Other	0
		$71,010,253
Deductions during period:
Cost of real estate sold	$0
Other	(26,680)
		(26,680)
Balance at close of period - 3/31/95		$129,646,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,769,183
Improvements, etc	11,596,518
Other	0
		$21,365,701
Deductions during period:
Cost of real estate sold	$0
Other	(13,800)
		(13,800)
Balance at close of period - 3/31/96		$150,997,976

Balance at close of period - 3/31/96		$150,997,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,406,150
Improvements, etc	133,058
Other	0
		$12,539,208
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$163,537,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	337,191
Improvements, etc	0
Other	0
		$337,191
Deductions during period:
Cost of real estate sold	$0
Other	(1,598,364)
		(1,598,364)
Balance at close of period - 3/31/98		$162,276,011
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,765
Other	0
		$200,765
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$162,476,776

Balance at close of period - 3/31/99		$162,476,776
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	292,965
Other	0
		$292,965
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$162,769,741
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,942
Other	0
		$252,942
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$162,521,754

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	525,052
Other	0
		$525,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$163,046,806

Balance at close of period - 3/31/02		$163,046,806
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	376,998
Other	0
		$376,998
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$163,423,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	638,913
Other	0
		$638,913
Deductions during period:
Cost of real estate sold	$(6,249,483)
Other	0
		(6,249,483)
Balance at close of period - 3/31/03		$157,813,234

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$727,342
Balance at close of period - 3/31/94		$727,342
Current year expense	$4,342,560
Balance at close of period - 3/31/95		$5,069,902
Current year expense	$4,963,158
Balance at close of period - 3/31/96		$10,033,060
Current year expense	$6,281,850
Balance at close of period - 3/31/97		$16,314,910
Current year expense	$5,040,935
Balance at close of period - 3/31/98		$21,355,845
Current year expense	$5,033,530
Balance at close of period - 3/31/99		$26,389,375
Current year expense	$4,909,920
Balance at close of period - 3/31/00		$31,299,295
Current year expense	$4,387,090
Balance at close of period - 3/31/01		$35,686,385
Current year expense	$4,846,606
Balance at close of period - 3/31/02		$40,532,991
Current year expense	$4,739,144
Balance at close of period - 3/31/03		$45,272,135
Current year expense	$4,532,137
Reduction for real-estate sold	(2,899,018
Balance at close of period - 3/31/04		$46,905,254

Boston Capital Tax Credit Fund III LP - Series 18
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired
ARCH DEVELOPMENT	1,827,367	107,387	6,724,849	70,562	112,853	6,795,411	6,908,264	2,263,099	12/94	4/94	7-27.5 yrs
AURORA	1,371,554	65,000	1,704,709	47,794	65,000	1,752,503	1,817,503	732,210	9/93	9/93	5-27.5 yrs
BEAR CREEK	4,624,302	488,011	8,884,145	63,644	491,639	8,947,789	9,439,428	3,601,829	4/95	3/94	5-27.5 yrs
CHATHAM MANOR	1,370,826	75,000	1,727,394	50,247	75,000	1,777,641	1,852,641	721,699	12/93	1/94	5-27.5 yrs
CHELSEA SQUARE	299,393	21,000	939,281	3,500	21,000	942,781	963,781	312,486	12/94	8/94	7-34 yrs
CLARKE SCHOOL	2,478,286	200,000	5,493,464	230,056	200,000	5,723,520	5,923,520	1,333,982	12/94	12/94	5-27.5 yrs
ELLIJAY RENTAL	816,886	48,000	1,000,609	1,712	48,000	1,002,321	1,050,321	267,420	1/95	1/94	40 yrs
EVERGREEN	2,711,665	157,537	4,337,312	574,887	157,537	4,912,199	5,069,736	1,968,172	1/95	8/94	5-27.5 yrs
GLEN PLACE	1,114,371	60,610	3,489,218	(169,758)	60,610	3,319,460	3,380,070	1,199,275	6/94	4/94	5-27.5 yrs
HARRIS HOUSING	1,297,853	200,000	266,624	2,569,852	160,000	2,836,476	2,996,476	601,272	11/95	6/94	5-27.5 yrs
HUMBOLDT	698,877	40,191	845,252	26,528	40,191	871,780	911,971	305,006	4/95	8/94	5-27.5 yrs
JACKSON HOUSING	849,796	30,250	1,080,272	(6,252)	30,250	1,074,020	1,104,270	375,417	6/94	1/94	5-27.5 yrs
LAKEVIEW MEADOWS	1,547,547	88,920	2,775,712	22,745	88,920	2,798,457	2,887,377	692,550	5/94	8/93	5-27.5 yrs
LANTHROP PROP	726,958	34,800	931,788	22,517	34,800	954,305	989,105	376,611	5/94	4/94	5-27.5 yrs
LEESVILLE ELDERLY	1,302,805	144,000	2,018,242	0	144,000	2,018,242	2,162,242	482,885	6/94	6/94	7-40 yrs
LOCKPORT	1,060,957	125,000	1,524,202	0	125,000	1,524,202	1,649,202	356,003	9/94	7/94	5-27.5 yrs
MAPLE LEAF	1,086,672	22,860	1,355,390	105,233	22,860	1,460,623	1,483,483	367,508	12/94	8/94	5-27.5 yrs
MARENGO PARK	741,988	50,010	886,695	5,220	50,010	891,915	941,925	346,171	3/94	10/93	5-27.5 yrs
NATCHITOCHES	945,514	50,000	1,634,279	10,000	50,000	1,644,279	1,694,279	372,667	12/94	6/94	7-40 yrs
NEWTON I	795,959	57,500	979,345	4,201	57,500	983,546	1,041,046	354,901	9/94	11/93	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements		Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
				Improvements
OSKALOOSA I	474,996	32,000	589,423	1,822	32,000	591,245	623,245	214,014	9/94	11/93	5-27.5 yrs
PARVINS	694,517	41,508	1,741,048	4,742	41,508	1,745,790	1,787,298	661,392	11/93	8/93	5-27.5 yrs
PEACHTREE	1,457,777	157,027	1,617,470	43,376	157,027	1,660,846	1,817,873	743,557	7/93	1/94	5-27.5 yrs
PONDEROSA	1,463,744	82,454	1,903,972	67,179	82,454	1,971,151	2,053,605	536,791	5/94	3/94	5-27.5 yrs
PRESTON WOODS	752,456	66,000	2,515,136	57,108	66,000	2,572,244	2,638,244	1,045,539	12/94	12/93	5-27.5 yrs
RICHMOND MANOR	1,011,516	54,944	1,285,522	33,071	54,944	1,318,593	1,373,537	502,328	6/94	6/94	5-27.5 yrs
RIO GRANDE	2,145,708	96,480	2,999,680	72,735	96,480	3,072,415	3,168,895	754,652	5/94	6/94	5-27.5 yrs
RIPLEY HOUSING	488,312	14,000	646,850	60,936	14,000	707,786	721,786	167,985	7/94	1/94	5-40 yrs
SAN JOAQUIN	1,792,014	55,000	2,463,181	22,475	55,000	2,485,656	2,540,656	479,056	12/94	3/94	5-50 yrs
TROY ESTATES	677,149	45,000	826,432	115,030	45,000	941,462	986,462	342,062	1/94	12/93	5-27.5 yrs
VIRGINIA AVENUE	1,242,384	121,238	3,510,339	9,654	121,238	3,519,993	3,641,231	1,238,286	10/94	10/94	5-27.5 yrs
VISTA LOMA	1,585,338	267,612	1,600,128	250,109	267,612	1,850,237	2,117,849	473,881	9/94	5/94	5-27.5 yrs
VIVIAN ELDERLY	233,162	45,000	1,668,938	0	45,000	1,668,938	1,713,938	408,520	9/94	7/94	7-40 yrs
WESTMINSTER MEADOWS	1,996,322	250,000	3,605,890	22,684	250,000	3,628,574	3,878,574	1,430,466	11/94	12/93	5-27.5 yrs
	43,684,971	3,394,339	75,572,791	4,393,609	3,363,433	79,966,400	83,329,833	26,029,692

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP - Series 18

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,002,185
Improvements, etc	0
Other	0
		$4,002,185
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$4,002,185
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,200,169
Improvements, etc	19,531,960
Other	0
		$61,732,129
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$65,734,314
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,282,424
Other	0
		$16,282,424
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$82,016,738

Balance at close of period - 3/31/96		$82,016,738
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,752
Other	0
		$137,752
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,154,490
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,466
Other	0
		$164,466
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,318,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,573
Other	0
		$200,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$82,519,529

Balance at close of period - 3/31/99		$82,519,529
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,225
Other	0
		$90,225
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$82,609,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,609
Other	0
		$204,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$82,814,363
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,890
Other	0
		$125,890
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$82,940,253

Balance at close of period - 3/31/02		$82,940,253
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,756
Other	0
		$164,756
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$83,105,009
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,824
Other	0
		$224,824
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$83,329,833

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$39,475
Balance at close of period - 3/31/94		$39,475
Current year expense	$911,009
Balance at close of period - 3/31/95		$950,484
Current year expense	$2,835,031
Balance at close of period - 3/31/96		$3,785,515
Current year expense	$3,000,815
Balance at close of period - 3/31/97		$6,786,330
Current year expense	$2,884,157
Balance at close of period - 3/31/98		$9,670,487
Current year expense	$2,798,960
Balance at close of period - 3/31/99		$12,469,447
Current year expense	$2,799,855
Balance at close of period - 3/31/00		$15,269,302
Current year expense	$2,761,702
Balance at close of period - 3/31/01		$18,031,004
Current year expense	$2,752,123
Balance at close of period - 3/31/02		$20,783,127
Current year expense	$2,632,895
Balance at close of period - 3/31/03		$23,416,022
Current year expense	$2,613,670
Balance at close of period - 3/31/04		$26,029,692

Boston Capital Tax Credit Fund III LP - Series 19
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
ANKENEY HOUSING	3,308,461	217,500	8,144,577	185,262	217,500	8,329,839	8,547,339	2,003,353	3/95	8/94	10-40 yrs
CARROLLTON VILLA	1,340,772	60,015	2,682,843	186,109	60,015	2,868,952	2,928,967	993,920	3/95	6/94	5-27.5 yrs
CLARKE SCHOOL	2,478,286	200,000	5,493,464	230,056	200,000	5,723,520	5,923,520	1,333,982	12/94	12/94	12-40 yrs
FOREST ASSOCIATES	653,190	13,900	396,391	483,148	13,900	879,539	893,439	513,716	3/78	4/95	5-27.5 yrs
GARDEN GATE\FT WORTH	5,495,866	678,867	2,532,572	6,778,390	678,867	9,310,962	9,989,829	3,091,988	4/95	5/95	5-27.5 yrs
GARDEN GATE\PLANO	6,894,421	689,318	844,673	8,991,727	689,318	9,836,400	10,525,718	3,275,081	3/95	2/94	5-27.5 yrs
HEBBRONVILLE APTS.	507,568	50,711	650,002	20,243	50,711	670,245	720,956	169,683	4/94	12/93	7-40 yrs
HOLLISTER INV GRP	1,713,784	400,000	1,906,641	(61,972)	400,000	1,844,669	2,244,669	320,850	5/95	3/95	5-50 yrs
HOLTS SUMMIT SQUARE	1,119,674	110,373	524,966	2,040,969	110,373	2,565,935	2,676,308	940,596	12/94	6/94	5-27.5 yrs
INDEPENDENCE PROPERTIES	837,488	38,500	503,166	517,210	38,500	1,020,376	1,058,876	268,538	12/94	6/94	5-40 yrs
JEFFERSON SQUARE	2,376,591	385,000	4,548,650	297,940	385,000	4,846,590	5,231,590	1,298,989	8/95	5/94	5-27.5 yrs
JENNY LYNN PROPERTIES	788,390	65,000	958,809	7,000	65,000	965,809	1,030,809	340,007	9/94	1/94	5-27.5 yrs
JEREMY ASSOCIATES	3,441,264	522,890	6,954,516	584,983	522,890	7,539,499	8,062,389	1,801,427	12/95	6/96	5-40 yrs
LONE STAR SR.	600,464	20,492	835,453	0	20,492	835,453	855,945	200,156	5/94	12/93	7-40 yrs
MADISON L.P.	640,056	42,707	810,978	14,549	32,568	825,527	858,095	296,261	10/94	12/93	5-27.5 yrs
MANSURA VILLA	945,689	20,254	301,687	1,015,448	25,000	1,317,135	1,342,135	284,146	8/95	5/94	5-27.5 yrs
MARTINDALE APTS.	663,792	40,270	861,032	29,803	40,270	890,835	931,105	225,606	1/94	12/93	7-40 yrs
MUNFORD VILLAGE	745,449	24,800	980,102	4,521	24,800	984,623	1,009,423	262,481	4/94	10/93	5-40 yrs
NORTHPOINTE LP	4,452,894	371,000	9,834,451	1,377	371,000	9,835,828	10,206,828	2,119,032	6/95	7/94	5-27.5 yrs
SAHALE HEIGHTS	841,367	72,000	1,062,350	111	72,000	1,062,461	1,134,461	384,310	6/94	1/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP - Series 19
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2004

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which depreciation is computed
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired
SHERWOOD KNOLL	765,786	45,000	963,996	37,193	45,000	1,001,189	1,046,189	276,601	4/94	10/93	5-40 yrs
SUGARWOOD PARK	3,353,628	281,875	5,949,680	37,980	281,875	5,987,660	6,269,535	2,049,403	7/95	4/94	5-27.5 yrs
SUMMERSET HOUSING	924,172	68,665	1,160,825	(25,664)	68,665	1,135,161	1,203,826	334,318	11/95	1/94	7-27.5 yrs
VISTA’S ASSOC.	3,090,826	831,600	7,055,338	28,264	831,600	7,083,602	7,915,202	1,919,150	1/95	12/93	5-27.5 yrs
WEDGEWOOD LANE	982,849	85,000	1,106,604	37,185	85,000	1,143,789	1,228,789	314,298	9/94	6/94	5-40 yrs
WILLOWOOD PARK	3,994,046	511,051	6,867,791	181,797	511,051	7,049,588	7,560,639	2,549,713	12/94	11/93	5-27.5 yrs
	52,956,773	5,846,788	73,931,557	21,623,629	5,841,395	95,555,186	101,396,581	27,567,605

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2003.

There we no carrying costs as of December 31, 2003. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 19

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,012,131
Improvements, etc	0
Other	0
		$9,012,131
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$9,012,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	24,845,235
Improvements, etc	13,156,474
Other	0
		$38,001,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$47,013,840
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	410,291
Improvements, etc	52,257,570
Other	0
		$52,667,861
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$99,681,701

Balance at close of period - 3/31/96		$99,681,701
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,406
Improvements, etc	594,800
Other	0
		$8,072,206
Deductions during period:
Cost of real estate sold	$(8,720,704)
Other	(124,499)
		(8,845,203)
Balance at close of period - 3/31/97		$98,908,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,896
Other	0
		$224,896
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$99,133,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,405
Other	0
		$228,405
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$99,362,005

Balance at close of period - 3/31/99		$99,362,005
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,218
Other	0
		$280,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$99,642,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	493,159
Other	0
		$493,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$100,135,382
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	432,177
Other	0
		$432,177
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$100,567,559

Balance at close of period - 3/31/02		$100,567,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,825
Other	0
		$77,825
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$100,645,384
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	751,197
Other	0
		$751,197
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$101,396,581

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$98,220
Balance at close of period - 3/31/94		$98,220
Current year expense	$418,177
Balance at close of period - 3/31/95		$516,397
Current year expense	$2,779,948
Balance at close of period - 3/31/96		$3,296,345
Current year expense	$2,591,856
Balance at close of period - 3/31/97		$5,888,201
Current year expense	$3,087,218
Balance at close of period - 3/31/98		$8,975,419
Current year expense	$3,096,686
Balance at close of period - 3/31/99		$12,072,105
Current year expense	$3,079,193
Balance at close of period - 3/31/00		$15,151,298
Current year expense	$3,106,817
Balance at close of period - 3/31/01		$18,258,115
Current year expense	$3,126,263
Balance at close of period - 3/31/02		$21,384,378
Current year expense	$2,850,562
Balance at close of period - 3/31/03		$24,234,940
Current year expense	$3,332,665
Balance at close of period - 3/31/04		$27,567,605