Form 10-K, Exhibit 13
period 2005-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2005-07-15
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III L.P. -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2005 AND 2004

(UNAUDITED)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

Exceptions to Certifications

The financial statements are presented as unaudited in the Form 10-K as of March 31, 2005 and 2004 and for the three years ended March 31, 2005 as the Report of the Independent Registered Public Accounting Firm could not be filed within the prescribed time period because the issuer was not able to obtain audit opinions which refer to the auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB) of property partnerships, in which the issuer holds noncontrolling limited partner interests. The non-affiliated local operating partnership general partners engage the accountants auditing each local operating partnership.

Historically, the audits, and the reports thereon, of the local operating partnerships were performed in accordance with Generally Accepted Auditing Standards (GAAS).

On May 11, 2005 draft guidance was issued by the Public Company Accounting Oversight Board which was confirmed on June 24, 2005 by the AICPA Center for Public Company Audit Firms, that clearly establishes the requirement for the audit reports of the operating partnerships of a Public Fund to refer to the auditing standards of the PCAOB.

The audits of the operating partnerships were performed primarily during the months of January and February and refer to Generally Accepted Auditing Standards.  We have all appropriate originally signed opinions from the operating partnerships, however, they do not refer to the auditing standards of the Public Company Accounting Oversight Board.

Our independent registered public accounting firm has performed an audit of the registrant but cannot issue an opinion in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Therefore, we are filing our 10-K as “UNAUDITED” as it is without an audit opinion.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2005 and 2004

(UNAUDITED)

	Total
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$21,243,365	$54,486,514

OTHER ASSETS
Cash and cash equivalents (notes A and G)	3,776,197	1,162,053
Notes receivable (note D)	201,109	201,109
Deferred acquisition costs, net of accumulated amortization (note A)	913,828	1,267,910
Other assets (note E)	1,455,952	1,675,935

	$27,590,451	$58,793,521

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable - affiliates (note B)	21,838,219	19,320,599
Capital contributions payable (note C)	163,019	200,517

	22,002,383	19,522,261

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2005 and 2004	7,420,525	40,768,209
General partner	(1,832,457)	(1,496,949)

	5,588,068	39,271,260

	$27,590,451	$58,793,521

	Series 15
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$1,479,898	$7,381,968

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,637,682	346,593
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	133,915	194,465
Other assets (note E)	21,368	110,078

	$3,272,863	$8,033,104

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable - affiliates (note B)	5,500,694	5,022,466
Capital contributions payable (note C)	4,208	16,206

	5,506,047	5,039,817

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2005 and 2004	(1,879,257)	3,296,025
General partner	(353,927)	(302,738)

	(2,233,184)	2,993,287

	$3,272,863	$8,033,104

	Series 16
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,684,946	$11,502,384

OTHER ASSETS
Cash and cash equivalents (notes A and G)	386,390	309,833
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	185,502	311,770
Other assets (note E)	110,860	110,860

	$5,367,698	$12,234,847

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	5,678,945	4,986,966
Capital contributions payable (note C)	72,362	73,862

	5,751,307	5,060,828

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2005 and 2004	86,836	7,568,888
General partner	(470,445)	(394,869)

	(383,609)	7,174,019

	$5,367,698	$12,234,847

	Series 17
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$4,891,801	$12,903,828

OTHER ASSETS
Cash and cash equivalents (notes A and G)	1,549,157	243,300
Notes receivable (note D)	201,109	201,109
Deferred acquisition costs, net of accumulated amortization (note A)	192,310	279,898
Other assets (note E)	1,233,966	1,364,659

	$8,068,343	$14,992,794

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	5,946,771	5,453,121
Capital contributions payable (note C)	67,895	67,895

	6,014,666	5,521,016

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2005 and 2004	2,462,572	9,806,740
General partner	(408,895)	(334,962)

	2,053,677	9,471,778

	$8,068,343	$14,992,794

	Series 18
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$1,935,611	$7,700,394

OTHER ASSETS
Cash and cash equivalents (notes A and G)	71,958	138,631
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	146,843	212,090
Other assets (note E)	88,604	89,184

	$2,243,016	$8,140,299

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	3,182,144	2,739,729
Capital contributions payable (note C)	18,554	18,554

	3,200,698	2,758,283

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2005 and 2004	(637,878)	5,638,423
General partner	(319,804)	(256,407)

	(957,682)	5,382,016

	$2,243,016	$8,140,299

	Series 19
	2005	2004
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (notes A and C)	$8,251,109	$14,997,940

OTHER ASSETS
Cash and cash equivalents (notes A and G)	131,010	123,696
Notes receivable (note D)	—	—
Deferred acquisition costs, net of accumulated amortization (note A)	255,258	269,687
Other assets (note E)	1,154	1,154

	$8,638,531	$15,392,477

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable - affiliates (note B)	1,529,665	1,118,317
Capital contributions payable (note C)	—	24,000

	1,529,665	1,142,317

PARTNERS’ CAPITAL (DEFICIT) (note A)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2005 and 2004	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2005 and 2004	7,388,252	14,458,133
General partner	(279,386)	(207,973)

	7,108,866	14,250,160

	$8,638,531	$15,392,477

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

	Total
	2005	2004	2003
Income
Interest income	$9,210	$12,206	$21,282
Other income	15,730	17,897	24,558

Total income	24,940	30,103	45,840

Share of losses from operating limited partnerships (note A)	(12,401,037)**	(9,459,170)*	(9,013,016)

Expenses
Professional fees	210,010	219,655	188,387
Partnership management fee (note B)	1,666,693	2,202,369	2,200,955
Amortization (note A)	354,082	68,754	68,895
Impairment loss (note A)	18,797,540	1,136,378	707,589
General and administrative expenses (note B)	146,436	191,263	228,378

	21,174,761	3,818,419	3,394,204

NET LOSS (note A)	$(33,550,858)	$(13,247,486)	$(12,361,380)

Net loss allocated to general partner	$(335,508)	$(132,474)	$(123,613)

Net loss allocated to assignees	$(33,215,350)	$(13,115,012)	$(12,237,767)

Net loss per BAC	$(1.51)	$(0.60)	$(0.56)

**          Includes loss on the disposition of an operating limited partnership (Series 15) of $3,046,179 and loss on the disposition of an operating limited partnership (Series 17) of $2,791,520.

*               Includes gain on the disposition of an operating limited partnership (Series 15) of $28,197 and gain on the disposition of an operating limited partnership (Series 17) of $3,109.

	Series 15
	2005	2004	2003
Income
Interest income	$2,762	$3,752	$4,330
Other income	6,415	3,055	3,134

Total income	9,177	6,807	7,464

Share of losses from operating limited partnerships (note A)	(3,263,652)**	(1,044,879)*	(1,087,842)

Expenses
Professional fees	45,203	48,823	49,891
Partnership management fee (note B)	186,914	462,499	458,473
Amortization (note A)	60,550	10,511	10,512
Impairment loss (note A)	1,542,187	—	—
General and administrative expenses (note B)	29,575	44,282	51,790

	1,864,429	566,115	570,666

NET LOSS (note A)	$(5,118,904)	$(1,604,187)	$(1,651,044)

Net loss allocated to general partner	$(51,189)	$(16,042)	$(16,510)

Net loss allocated to assignees	$(5,067,715)	$(1,588,145)	$(1,634,534)

Net loss per BAC	$(1.32)	$(0.41)	$(0.42)

**          Includes loss on the disposition of an operating limited partnership (series 15) of $3,046,179.

*                 Includes gain on the disposition of an operating limited partnership (series 15) of $28,197.

	Series 16
	2005	2004	2003
Income
Interest income	$2,507	$2,995	$4,186
Other income	2,253	4,610	10,044

Total income	4,760	7,605	14,230

Share of losses from operating limited partnerships (note A)	(1,548,383)	(2,471,947)	(2,952,991)

Expenses
Professional fees	44,700	44,282	40,920
Partnership management fee (note B)	593,725	598,700	585,385
Amortization (note A)	126,268	16,851	16,850
Impairment loss (note A)	5,216,286	310,154	265,863
General and administrative expenses (note B)	33,026	45,110	57,026

	6,014,005	1,015,097	966,044

NET LOSS (note A)	$(7,557,628)	$(3,479,439)	$(3,904,805)

Net loss allocated to general partner	$(75,576)	$(34,794)	$(39,048)

Net loss allocated to assignees	$(7,482,052)	$(3,444,645)	$(3,865,757)

Net loss per BAC	$(1.38)	$(0.63)	$(0.71)

	Series 17
	2005	2004	2003
Income
Interest income	$2,506	$3,317	$5,056
Other income	1,210	5,384	4,892

Total income	3,716	8,701	9,948

Share of losses from operating limited partnerships (note A)	(3,737,706)**	(2,291,175)*	(1,459,043)

Expenses
Professional fees	40,377	41,377	36,847
Partnership management fee (note B)	199,263	478,680	516,108
Amortization (note A)	87,588	15,550	15,550
Impairment loss (note A)	3,301,027	87,340	105,921
General and administrative expenses (note B)	31,089	45,423	48,167

	3,659,344	668,370	722,593

NET LOSS (note A)	$(7,393,334)	$(2,950,844)	$(2,171,688)

Net loss allocated to general partner	$(73,933)	$(29,508)	$(21,717)

Net loss allocated to assignees	$(7,319,401)	$(2,921,336)	$(2,149,971)

Net loss per BAC	$(1.46)	$(0.58)	$(0.43)

**          Includes loss on the disposition of an operating limited partnership (Series 17) of $2,791,520.

*                 Includes gain on the disposition of an operating limited partnership (Series 17) of $3,109.

	Series 18
	2005	2004	2003
Income
Interest income	$533	$894	$3,444
Other income	352	2,448	3,638

Total income	885	3,342	7,082

Share of losses from operating limited partnerships (note A)	(1,905,671)	(1,890,630)	(2,026,963)

Expenses
Professional fees	48,159	50,624	35,107
Partnership management fee (note B)	358,581	323,356	350,999
Amortization (note A)	65,247	11,414	11,413
Impairment loss (note A)	3,936,899	584,884	335,805
General and administrative expenses (note B)	26,026	28,277	35,836

	4,434,912	998,555	769,160

NET LOSS (note A)	$(6,339,698)	$(2,885,843)	$(2,789,041)

Net loss allocated to general partner	$(63,397)	$(28,858)	$(27,890)

Net loss allocated to assignees	$(6,276,301)	$(2,856,985)	$(2,761,151)

Net loss per BAC	$(1.74)	$(0.79)	$(0.76)

	Series 19
	2005	2004	2003
Income
Interest income	$902	$1,248	$4,266
Other income	5,500	2,400	2,850

Total income	6,402	3,648	7,116

Share of losses from operating limited partnerships (note A)	(1,945,625)	(1,760,539)	(1,486,177)

Expenses
Professional fees	31,571	34,549	25,622
Partnership management fee (note B)	328,210	339,134	289,990
Amortization (note A)	14,429	14,428	14,570
Impairment loss (note A)	4,801,141	154,000	—
General and administrative expenses (note B)	26,720	28,171	35,559

	5,202,071	570,282	365,741

NET LOSS (note A)	$(7,141,294)	$(2,327,173)	$(1,844,802)

Net loss allocated to general partner	$(71,413)	$(23,272)	$(18,448)

Net loss allocated to assignees	$(7,069,881)	$(2,303,901)	$(1,826,354)

Net loss per BAC	$(1.73)	$(0.56)	$(0.45)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

		General
Total	Assignees	partner	Total

Partners’ capital (deficit), March 31, 2002	$66,120,988	$(1,240,862)	$64,880,126

Net loss	(12,237,767)	(123,613)	(12,361,380)

Partners’ capital (deficit), March 31, 2003	53,883,221	(1,364,475)	52,518,746

Net loss	(13,115,012)	(132,474)	(13,247,486)

Partners’ capital (deficit), March 31, 2004	40,768,209	(1,496,949)	39,271,260

Distributions to partners	(132,334)	—	(132,334)

Net loss	(33,215,350)	(335,508)	(33,550,858)

Partners’ capital (deficit), March 31, 2005	$7,420,525	$(1,832,457)	$5,588,068

		General
Series 15	Assignees	partner	Total

Partners’ capital (deficit), March 31, 2002	$6,518,704	$(270,186)	$6,248,518

Net loss	(1,634,534)	(16,510)	(1,651,044)

Partners’ capital (deficit), March 31, 2003	4,884,170	(286,696)	4,597,474

Net loss	(1,588,145)	(16,042)	(1,604,187)

Partners’ capital (deficit), March 31, 2004	3,296,025	(302,738)	2,993,287

Distributions to partners	(107,567)	—	(107,567)

Net loss	(5,067,715)	(51,189)	(5,118,904)

Partners’ capital (deficit), March 31, 2005	$(1,879,257)	$(353,927)	$(2,233,184)

		General
Series 16	Assignees	partner	Total

Partners’ capital (deficit), March 31, 2002	$14,879,290	$(321,027)	$14,558,263

Net loss	(3,865,757)	(39,048)	(3,904,805)

Partners’ capital (deficit), March 31, 2003	11,013,533	(360,075)	10,653,458

Net loss	(3,444,645)	(34,794)	(3,479,439)

Partners’ capital (deficit), March 31, 2004	7,568,888	(394,869)	7,174,019

Distributions to partners	—	—	—

Net loss	(7,482,052)	(75,576)	(7,557,628)

Partners’ capital (deficit), March 31, 2005	$86,836	$(470,445)	$(383,609)

		General
Series 17	Assignees	partner	Total

Partners’ capital (deficit), March 31, 2002	$14,878,047	$(283,737)	$14,594,310

Net loss	(2,149,971)	(21,717)	(2,171,688)

Partners’ capital (deficit), March 31, 2003	12,728,076	(305,454)	12,422,622

Net loss	(2,921,336)	(29,508)	(2,950,844)

Partners’ capital (deficit), March 31, 2004	9,806,740	(334,962)	9,471,778

Distributions to partners	(24,767)	—	(24,767)

Net loss	(7,319,401)	(73,933)	(7,393,334)

Partners’ capital (deficit), March 31, 2005	$2,462,572	$(408,895)	$2,053,677

		General
Series 18	Assignees	partner	Total

Partners’ capital (deficit), March 31, 2002	$11,256,559	$(199,659)	$11,056,900

Net loss	(2,761,151)	(27,890)	(2,789,041)

Partners’ capital (deficit), March 31, 2003	8,495,408	(227,549)	8,267,859

Net loss	(2,856,985)	(28,858)	(2,885,843)

Partners’ capital (deficit), March 31, 2004	5,638,423	(256,407)	5,382,016

Distributions to partners	—	—	—

Net loss	(6,276,301)	(63,397)	(6,339,698)

Partners’ capital (deficit), March 31, 2005	$(637,878)	$(319,804)	$(957,682)

		General
Series 19	Assignees	partner	Total

Partners’ capital (deficit), March 31, 2002	$18,588,388	$(166,253)	$18,422,135

Net loss	(1,826,354)	(18,448)	(1,844,802)

Partners’ capital (deficit), March 31, 2003	16,762,034	(184,701)	16,577,333

Net loss	(2,303,901)	(23,272)	(2,327,173)

Partners’ capital (deficit), March 31, 2004	14,458,133	(207,973)	14,250,160

Distributions to partners	—	—	—

Net loss	(7,069,881)	(71,413)	(7,141,294)

Partners’ capital (deficit), March 31, 2005	$7,388,252	$(279,386)	$7,108,866

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2005, 2004 and 2003

(UNAUDITED)

	Total
	2005	2004	2003
Cash flows from operating activities
Net loss	$(33,550,858)	$(13,247,486)	$(12,361,380)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	12,401,037	9,459,170	9,013,016
Distributions received from operating limited partnerships	43,280	169,226	153,248
Impairment loss	18,797,540	1,136,378	707,589
Amortization	354,082	68,754	68,895
Changes in assets and liabilities
Other assets	—	—	4,973
Accounts payable and accrued expenses	—	(7,500)	4,092
Accounts payable - affiliates	2,517,620	1,258,295	1,272,032

Net cash provided by (used in) operating activities	562,701	(1,163,163)	(1,137,535)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(37,498)	(1,500)	(73,144)
(Advance)/repayments (to)/from operating limited partnerships	96,741	1,081,417	14,792
Proceeds from disposition of operating limited partnerships	2,124,534	168,143	—

Net cash provided by (used in) investing activities	2,183,777	1,248,060	(58,352)

Cash flows from financing activities
Distributions to partners	(132,334)	—	—

Net cash provided by (used in) financing activities	(132,334)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,614,144	84,897	(1,195,887)

Cash and cash equivalents, beginning	1,162,053	1,077,156	2,273,043

Cash and cash equivalents, end	$3,776,197	$1,162,053	$1,077,156

Supplemental schedule of noncash investing and financing activities:

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships	$—	$—	$1,108,873

	Series 15
	2005	2004	2003
Cash flows from operating activities
Net loss	$(5,118,904)	$(1,604,187)	$(1,651,044)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	3,263,652	1,044,879	1,087,842
Distributions received from operating limited partnerships	253	—	3,110
Impairment loss	1,542,187	—	—
Amortization	60,550	10,511	10,512
Changes in assets and liabilities
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	478,228	(17,105)	373,054

Net cash provided by (used in) operating activities	225,966	(565,902)	(176,526)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(11,998)	—	—
(Advance)/repayments (to)/from operating limited partnerships	78,284	508,254	—
Proceeds from disposition of operating limited partnerships	1,106,404	136,352	—

Net cash provided by (used in) investing activities	1,172,690	644,606	—

Cash flows from financing activities
Distributions to partners	(107,567)	—	—

Net cash provided by (used in) financing activities	(107,567)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,291,089	78,704	(176,526)

Cash and cash equivalents, beginning	346,593	267,889	444,415

Cash and cash equivalents, end	$1,637,682	$346,593	$267,889

Supplemental schedule of noncash investing and financing activities:

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships	$—	$—	$—

	Series 16
	2005	2004	2003
Cash flows from operating activities
Net loss	$(7,557,628)	$(3,479,439)	$(3,904,805)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,548,383	2,471,947	2,952,991
Distributions received from operating limited partnerships	52,769	46,358	3,854
Impairment loss	5,216,286	310,154	265,863
Amortization	126,268	16,851	16,850
Changes in assets and liabilities
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	691,979	591,980	591,980

Net cash provided by (used in) operating activities	78,057	(42,149)	(73,267)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(1,500)	(1,500)	(63,144)
(Advance)/repayments (to)/from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	(1,500)	(1,500)	(63,144)

Cash flows from financing activities
Distributions to partners	—	—	—

Net cash provided by (used in) financing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	76,557	(43,649)	(136,411)

Cash and cash equivalents, beginning	309,833	353,482	489,893

Cash and cash equivalents, end	$386,390	$309,833	$353,482

Supplemental schedule of noncash investing and financing activities:

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships	$—	$—	$—

	Series 17
	2005	2004	2003
Cash flows from operating activities
Net loss	$(7,393,334)	$(2,950,844)	$(2,171,688)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	3,737,706	2,291,175	1,459,043
Distributions received from operating limited partnerships	10,857	5,736	4,005
Impairment loss	3,301,027	87,340	105,921
Amortization	87,588	15,550	15,550
Changes in assets and liabilities
Other assets	—	—	1,000
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	493,650	(9,875)	288,701

Net cash provided by (used in) operating activities	237,494	(560,918)	(297,468)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(10,000)
(Advance)/repayments (to)/from operating limited partnerships	75,000	573,163	14,792
Proceeds from disposition of operating limited partnerships	1,018,130	31,791	—

Net cash provided by (used in) investing activities	1,093,130	604,954	4,792

Cash flows from financing activities
Distributions to partners	(24,767)	—	—

Net cash provided by (used in) investing activities	(24,767)	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,305,857	44,036	(292,676)

Cash and cash equivalents, beginning	243,300	199,264	491,940

Cash and cash equivalents, end	$1,549,157	$243,300	$199,264

Supplemental schedule of noncash investing and financing activities:

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships	$—	$—	$1,108,873

	Series 18
	2005	2004	2003
Cash flows from operating activities
Net loss	$(6,339,698)	$(2,885,843)	$(2,789,041)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,905,671	1,890,630	2,026,963
Distributions received from (refunded to) operating limited partnerships	(20,664)	45,965	1,558
Impairment loss	3,936,899	584,884	335,805
Amortization	65,247	11,414	11,413
Changes in assets and liabilities
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable - affiliates	442,415	381,948	156,948

Net cash provided by (used in) operating activities	(10,130)	28,998	(256,354)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments (to)/from operating limited partnerships	(56,543)	—	—
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	(56,543)	—	—

Cash flows from financing activities
Distributions to partners	—	—	—

Net cash provided by (used in) investing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(66,673)	28,998	(256,354)

Cash and cash equivalents, beginning	138,631	109,633	365,987

Cash and cash equivalents, end	$71,958	$138,631	$109,633

Supplemental schedule of noncash investing and financing activities:

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships	$—	$—	$—

	Series 19
	2005	2004	2003
Cash flows from operating activities
Net loss	$(7,141,294)	$(2,327,173)	$(1,844,802)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,945,625	1,760,539	1,486,177
Distributions received from operating limited partnerships	65	71,167	140,721
Impairment loss	4,801,141	154,000	—
Amortization	14,429	14,428	14,570
Changes in assets and liabilities
Other assets			3,973
Accounts payable and accrued expenses	—	(7,500)	4,092
Accounts payable - affiliates	411,348	311,347	(138,651)

Net cash provided by (used in) operating activities	31,314	(23,192)	(333,920)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(24,000)	—	—
(Advance)/repayments (to)/from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	(24,000)	—	—

Cash flows from financing activities
Distributions to partners	—	—	—

Net cash provided by (used in) investing activities	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,314	(23,192)	(333,920)

Cash and cash equivalents, beginning	123,696	146,888	480,808

Cash and cash equivalents, end	$131,010	$123,696	$146,888

Supplemental schedule of noncash investing and financing activities:

The fund has decreased notes receivable and decreased its capital contributions due to operating limited partnerships for amounts required to be repaid by the operating limited partnerships	$—	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2005, 2004 and 2003

(UNAUDITED)

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

The BACs issued and outstanding in each series at March 31, 2005 and 2004 are as follows:

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2005	2004

Series 15	$144,006	$133,580
Series 16	8,018	8,018
Series 17	66,212	10,519
Series 18	57,123	—
Series 19	—	—

	$275,359	$152,117

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  In addition, deferred acquisition costs related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Accordingly, the partnership recorded an impairment loss of $18,797,540, $1,136,378 and $707,589 during the years ended March 31, 2005, 2004 and 2003, respectively.

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

The fund records certain acquisition costs as an increase in its investment in operating limited partnerships.  Certain operating limited partnerships have not recorded the acquisition costs as a capital contribution from the fund.  These differences are shown as reconciling items in note C.

Deferred Acquisition Costs

Acquisition costs were deferred until March 31, 1995.  As of April 1, 1995, the fund reallocated certain acquisition costs, common to all Series, based on a percentage of equity raised to each Series.  Acquisition costs are being amortized on the straight-line method starting April 1, 1995, over 27.5 years (330 months).

Accumulated amortization as of March 31, 2005 and 2004 is as follows:

	2005	2004

Series 15	$155,255	$94,704
Series 16	277,929	151,659
Series 17	235,440	147,852
Series 18	168,097	102,850
Series 19	142,791	128,362

	$979,512	$625,427

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

Cash Equivalents

Cash equivalents include repurchase agreements and money market accounts having original maturities at date of acquisition of three months or less.  The carrying value approximates fair value because of the short maturity of these instruments.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2005, 2004 and 2003 are as follows:

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

Recent Accounting Pronouncements

As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 - Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.”  FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.

Based on the guidance of FIN 46R, the operating limited partnerships in which the partnership invests in meet the definition of a VIE.  However, management does not consolidate the partnership’s interests in these VIEs under FIN 46R, as it is not considered to be the primary beneficiary.  The partnership currently records the amount of its investment in these partnerships as an asset in the balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in the financial statements.

The partnership’s balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss.  The partnership’s exposure to loss on these partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the local general partners and their guarantee against credit recapture.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2005, 2004 and 2003, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships.  The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level.  The fee is payable without interest as sufficient funds became available from sales or refinancing proceeds from operating limited partnerships.  The annual fund management fee charged to operations, net of reporting fees, during the years ended March 31, 2005, 2004 and 2003 by series, is as follows:

	2005	2004	2003

Series 15	$186,914	$462,499	$458,473
Series 16	593,725	598,700	585,385
Series 17	199,263	478,680	516,108
Series 18	358,581	323,356	350,999
Series 19	328,210	339,134	289,990

	$1,666,693	$2,202,369	$2,200,955

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2005, 2003 and 2003 charged to each series’ operations are as follows:

	2005	2004	2003

Series 15	$18,309	$34,271	$39,174
Series 16	19,276	31,287	39,973
Series 17	17,809	29,780	33,567
Series 18	14,604	19,803	24,624
Series 19	15,097	18,561	23,485

	$85,095	$133,702	$160,823

During the year ended Mach 31, 2005, the partnership paid a sales preparation fee to Boston Capital Asset Management Limited Partnership in connection with the disposition of certain operating limited partnerships in Series 15 and Series 17.  During the year ended March 31, 2005, the amount incurred for Series 15 was $18,362 and Series 17 was $16,897.

Accounts payable - affiliates at March 31, 2005 and 2004 represents fund management fees and an operating limited partnership advance which are payable to Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2005 and 2004, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 15	66	67
Series 16	64	64
Series 17	47	48
Series 18	34	34
Series 19	26	26

	237	239

During the year end March 31, 2005 the partnership disposed of two of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition

Series 15	—	1	$1,106,404	$(3,046,179)
Series 16	—	—	—	—
Series 17	—	1	1,018,130	(2,791,520)
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	—	2	$2,124,534	$(5,837,699)

During the year end March 31, 2004 the partnership disposed of two of the operating limited partnerships.  A summary of the dispositions by Series for March 31, 2004 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition	Gain/(Loss) on Disposition
Series 15	—	1	$136,352	$28,197
Series 16	—	—	—	—
Series 17	—	1	31,791	3,109
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	—	2	$168,143	$31,306

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction and/or operations.

The contributions payable to operating limited partnerships at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 15	$4,208	$16,206
Series 16	72,362	73,862
Series 17	67,895	67,895
Series 18	18,554	18,554
Series 19	—	24,000

	$163,019	$200,517

The fund’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$150,090,853	$23,053,125	$40,188,710

Acquisition costs of operating limited partnerships	17,700,013	2,136,641	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,150,691)	(16,705)	(477,473)

Impairment loss in investment in operating limited partnerships	(21,252,812)	(1,542,187)	(6,509,530)

Cumulative losses from operating limited partnerships	(124,087,366)	(22,150,976)	(32,977,543)

Investments in operating limited partnerships per balance sheets	21,243,365	1,479,898	4,684,946

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A)	(1,078,516)	(132,937)	(113,965)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,904,726)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(19,891,318)	(9,480,451)	(5,105,889)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	739,465	180,309	151,497

Impairment loss in investment in operating limited partnerships	21,252,813	1,542,187	6,509,530

Other	750,559	15,337	666,262

Equity per operating limited partnerships’ combined financial statements	$22,307,412	$(6,322,530)	$6,004,181

The fund’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$30,916,843	$26,416,735	$29,515,440

Acquisition costs of operating limited partnerships	3,782,255	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(125,889)	(134,675)	(395,949)

Impairment loss in investment in operating limited partnerships	(3,388,367)	(4,857,587)	(4,955,141)

Cumulative losses from operating limited partnerships	(26,293,041)	(23,019,761)	(19,646,045)

Investments in operating limited partnerships per balance sheets	4,891,801	1,935,611	8,251,109

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(2,988,161)	(1,655,185)	(661,632)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Impairment loss in investment in operating limited partnerships	3,388,367	4,857,587	4,955,142

Other	(36,795)	75,122	30,633

Equity per operating limited partnerships’ combined financial statements	$4,661,314	$5,487,066	$12,477,381

The fund’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$161,277,650	$28,827,562	$40,188,710

Acquisition costs of operating limited partnerships	19,334,149	2,988,162	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,109,006)	(18,054)	(424,704)

Impairment loss in investment in operating limited partnerships	(2,561,194)	—	(1,293,244)

Cumulative losses from operating limited partnerships	(122,398,453)	(24,415,702)	(31,429,160)

Investments in operating limited partnerships per balance sheets	54,486,514	7,381,968	11,502,384

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A)	(1,850,705)	(905,126)	(113,965)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(3,651,382)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(15,176,001)	(7,436,774)	(3,925,163)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	739,465	180,309	151,497

Impairment loss in investment in operating limited partnerships	2,561,194	—	1,293,244

Other	658,111	104	672,866

Equity per operating limited partnerships’ combined financial statements	$39,962,966	$(706,392)	$8,792,663

The fund’s investments in operating limited partnerships at March 31, 2004 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$36,329,201	$26,416,737	$29,515,440

Acquisition costs of operating limited partnerships	4,564,870	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(115,025)	(155,339)	(395,884)

Impairment loss in investment in operating limited partnerships	(193,261)	(920,689)	(154,000)

Cumulative losses from operating limited partnerships	(27,681,957)	(21,171,214)	(17,700,420)

Investments in operating limited partnerships per balance sheets	12,903,828	7,700,394	14,997,940

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,441,971)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(2,220,586)	(1,195,592)	(397,886)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Impairment loss in investment in operating limited partnerships	193,261	920,689	154,000

Other	(139,423)	91,595	32,969

Equity per operating limited partnerships’ combined financial statements	$9,396,526	$7,791,017	$14,689,152

The combined summarized balance sheets of the operating limited partnerships at December 31, 2004 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$341,154,819	$56,873,203	$86,445,518

Land	25,415,712	4,592,814	5,120,755

Other assets	35,093,395	8,058,023	9,371,379

	$401,663,926	$69,524,040	$100,937,652

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$328,850,373	$71,721,468	$79,017,675

Accounts payable and accrued expenses	14,116,733	881,548	5,904,651

Other liabilities	31,892,230	3,040,758	7,005,604

	374,859,336	75,643,774	91,927,930
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	22,307,412	(6,322,530)	6,004,181
Other partners	4,497,178	202,796	3,005,541

	26,804,590	(6,119,734)	9,009,722

	$401,663,926	$69,524,040	$100,937,652

The combined summarized balance sheets of the operating limited partnerships at December 31, 2004 are as follows:

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$81,210,289	$51,444,165	$65,181,644

Land	6,497,315	3,363,433	5,841,395

Other assets	8,402,158	4,565,103	4,696,732

	$96,109,762	$59,372,701	$75,719,771

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$81,035,563	$43,053,291	$54,022,376

Accounts payable and accrued expenses	1,798,661	3,393,230	2,138,643

Other liabilities	10,193,493	6,082,519	5,569,856

	93,027,717	52,529,040	61,730,875
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	4,661,314	5,487,066	12,477,381
Other partners	(1,579,269)	1,356,595	1,511,515

	3,082,045	6,843,661	13,988,896

	$96,109,762	$59,372,701	$75,719,771

The combined summarized balance sheets of the operating limited partnerships at December 31, 2003 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$395,266,140	$79,531,272	$90,202,964

Land	27,021,812	5,395,864	5,120,755

Other assets	35,541,098	8,330,673	9,386,408

	$457,829,050	$93,257,809	$104,710,127

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$347,345,264	$80,649,959	$80,333,806

Accounts payable and accrued expenses	17,105,346	2,300,408	5,846,787

Other liabilities	33,253,776	3,352,908	6,520,287

	397,704,386	86,303,275	92,700,880
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	39,962,966	(706,392)	8,792,663
Other partners	20,161,698	7,660,926	3,216,584

	60,124,664	6,954,534	12,009,247

	$457,829,050	$93,257,809	$104,710,127

The combined summarized balance sheets of the operating limited partnerships at December 31, 2003 are as follows:

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$103,607,615	$53,936,708	$67,987,581

Land	7,300,365	3,363,433	5,841,395

Other assets	9,125,854	4,233,622	4,464,541

	$120,033,834	$61,533,763	$78,293,517

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$89,719,755	$43,684,971	$52,956,773

Accounts payable and accrued expenses	3,598,592	3,258,768	2,100,791

Other liabilities	11,554,877	5,287,408	6,538,296

	104,873,224	52,231,147	61,595,860
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	9,396,526	7,791,017	14,689,152
Other partners	5,764,084	1,511,599	2,008,505

	15,160,610	9,302,616	16,697,657

	$120,033,834	$61,533,763	$78,293,517

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$59,366,277	$11,009,637	$14,031,581
Interest and other	3,693,610	939,847	518,148

	63,059,887	11,949,484	14,549,729
Expenses
Interest	15,640,453	2,503,274	3,215,239
Depreciation and amortization	17,707,870	3,372,711	4,521,303
Taxes and insurance	8,763,007	1,648,233	2,105,923
Repairs and maintenance	11,825,326	2,379,955	2,834,667
Operating expenses	19,436,889	3,635,801	4,819,223
Other expenses	1,996,566	867,817	238,349

	75,370,111	14,407,791	17,734,704

NET LOSS	$(12,310,224)	$(2,458,307)	$(3,184,975)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(11,364,987)	$(2,454,426)	$(2,729,109)

Net loss allocated to other partners	$(945,237)	$(3,881)	$(455,866)

*                 Amounts include $2,236,953, $1,180,726, $711,882, $408,340 and $263,746 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:

	Series 17	Series 18	Series 19
Revenue
Rental	$14,893,243	$7,820,197	$11,611,619
Interest and other	1,637,723	234,556	363,336

	16,530,966	8,054,753	11,974,955
Expenses
Interest	4,125,007	2,093,137	3,703,796
Depreciation and amortization	3,999,711	2,653,403	3,160,742
Taxes and insurance	1,949,349	1,139,442	1,920,060
Repairs and maintenance	3,209,192	1,616,588	1,784,924
Operating expenses	4,432,025	2,808,854	3,740,986
Other expenses	215,765	301,539	373,096

	17,931,049	10,612,963	14,683,604

NET LOSS	$(1,400,083)	$(2,558,210)	$(2,708,649)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,658,068)	$(2,314,011)	$(2,209,373)

Net loss allocated to other partners	$257,985	$(244,199)	$(499,276)

*                 Amounts include $2,236,953, $1,180,726, $711,882, $408,340 and $263,746 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

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

NOTE D - NOTES RECEIVABLE

Notes receivable at March 31, 2005 and 2004 consist of advance installments of capital contributions to operating limited partnerships. The notes at March 31, 2004 and 2003 are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.66% to prime plus 3%. Prime was 5.75% and 4.00% as of March 31, 2005 and 2004, respectively. The notes receivable will be converted to capital or repaid upon demand and are deemed to be short term in nature. Therefore, the carrying value of the notes receivable is deemed to approximate fair value. The notes at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 15	$—	$—
Series 16	—	—
Series 17	201,109	201,109
Series 18	—	—
Series 19	—	—

	$201,109	$201,109

NOTE E - OTHER ASSETS

In addition, other assets include cash advanced to operating limited partnerships at March 31, 2005 and 2004, some of which is to be applied to capital contributions payable when certain criteria have been met. The advances at March 31, 2005 and 2004 by series are as follows:

	2005	2004

Series 15	$—	$88,708
Series 16	110,860	110,860
Series 17	1,212,924	1,343,618
Series 18	49,947	50,527
Series 19	—	—

	$1,373,731	$1,593,713

NOTE F - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(33,550,858)	$(5,118,904)	$(7,557,628)

Operating limited partnership rents received in advance	50,001	1,976	34,290

Fund management fees not deducted for tax purposes	2,457,154	478,228	691,980

Other	(230,720)	333,002	(472,980)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,924,889)	(2,247,379)	(1,180,726)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	18,797,540	1,542,187	5,216,286

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,322,612)	(291,762)	(259,873)

Difference due to fiscal year for book purposes and calendar year for tax purposes	4,622,445	2,393,803	(122,434)

Loss for tax return purposes, year ended December 31, 2004	$(14,101,939)	$(2,908,849)	$(3,651,085)

For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(7,393,334)	$(6,339,698)	$(7,141,294)

Operating limited partnership rents received in advance	(5,308)	696	18,347

Fund management fees not deducted for tax purposes	493,650	381,948	411,348

Other	(193,408)	97,528	5,138

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(767,575)	(465,463)	(263,746)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	3,301,027	3,936,899	4,801,141

Excess of tax depreciation over book depreciation on operating limited partnership assets	(383,483)	(166,598)	(220,896)

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,302,027	124,307	(75,258)

Loss for tax return purposes, year ended December 31, 2004	$(2,646,404)	$(2,430,381)	$(2,465,220)

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

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2004	$12,307,036	$(4,926,511)	$1,872,521

Estimated share of loss for the three months ended March 31, 2005	(2,195,770)	(472,214)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	19,891,318	9,480,451	5,105,889

Impairment loss in investment in operating limited partnerships	(21,252,813)	(1,542,187)	(6,509,530)

Historic tax credits	3,589,533	1,852,569	—

Other	8,904,061	(2,912,210)	4,216,066

Investments in operating limited partnerships - as reported	$21,243,365	$1,479,898	$4,684,946

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2004	$4,233,050	$1,959,563	$9,168,413

Estimated share of loss for the three months ended March 31, 2005	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,988,161	1,655,185	661,632

Impairment loss in investment in operating limited partnerships	(3,388,367)	(4,857,587)	(4,955,142)

Historic tax credits	1,100,310	318,327	318,327

Other	711,087	3,477,806	3,411,312

Investments in operating limited partnerships - as reported	$4,891,801	$1,935,611	$8,251,109

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

NOTE G - CASH EQUIVALENTS

On March 31, 2005 and 2004, Boston Capital Tax Credit Fund III L.P. purchased $3,600,000 and $1,000,000 of corporate debt securities under agreements to resell on April 1, 2005 and April 1, 2004, respectively. Interest is earned at rates ranging from .40% to .95% per annum.

Additionally, cash equivalents of $176,197 as of March 31, 2005 include money market accounts.

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

NOTE I - QUARTERLY FINANCIAL INFORMATION - UNAUDITED

The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Total
2005

Total revenue	$3,196	$10,313	$2,201	$9,230	$24,940

Loss from operations	(548,272)	(761,696)	(646,566)	(19,193,287)	(21,149,821)

Equity in loss of investments in operating partnerships	(1,854,448)	(1,598,316)	(1,548,450)	(7,399,823)	(12,401,037)

Net loss	(2,402,720)	(2,360,012)	(2,195,016)	(26,593,110)	(33,550,858)

Net loss per unit of limited partnership interest	(0.11)	(0.11)	(0.10)	(1.20)	(1.51)

2004

Total revenue	$4,521	$9,464	$14,611	$1,507	$30,103

Loss from operations	(556,951)	(778,596)	(694,435)	(1,758,334)	(3,788,316)

Equity in loss of investments in operating partnerships	(2,331,000)	(2,128,398)	(2,421,660)	(2,578,112)	(9,459,170)

Net loss	(2,887,951)	(2,906,994)	(3,116,095)	(4,336,446)	(13,247,486)

Net loss per unit of limited partnership interest	(0.13)	(0.13)	(0.14)	(0.20)	(0.60)

2003

Total revenue	$12,994	$5,824	$13,728	$13,294	$45,840

Loss from operations	(559,022)	(761,386)	(709,278)	(1,318,678)	(2,640,775)

Equity in loss of investments in operating partnerships	(2,120,766)	(2,042,897)	(2,428,390)	(2,420,963)	(9,013,016)

Net loss	(2,679,788)	(2,804,283)	(3,137,668)	(3,739,641)	(11,653,791)

Net loss per unit of limited partnership interest	(0.12)	(0.13)	(0.14)	(0.17)	(0.56)

Boston Capital Tax Credit Fund III LP - Series 15
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
APRIL GARDENS	1,439,360	50,000	1,773,331	22,652	50,000	1,795,983	1,845,983	865,338	5/93	9/92	5-27.5 yrs
ARKANSAS CITY	803,206	15,870	1,016,757	0	15,870	1,016,757	1,032,627	431,601	12/94	9/94	5-25 yrs
AUTUMNWOOD	1,286,700	50,000	1,669,609	20,050	50,000	1,689,659	1,739,659	764,599	1/93	8/92	5-27.5 yrs
BARTON VILLAGE	499,782	47,898	683,991	6,091	47,898	690,082	737,980	308,626	3/93	10/92	5-27.5 yrs
BECKWOOD MANOR EIGHT	1,196,559	60,000	1,498,746	13,990	58,000	1,512,736	1,570,736	593,395	8/95	8/94	5-27.5 yrs
BERGEN MANOR	990,134	42,000	1,256,858	45,195	42,000	1,302,053	1,344,053	632,913	7/92	7/92	7-27.5 yrs
BRIDLEWOOD	771,657	42,000	211,635	809,310	42,000	1,020,945	1,062,945	287,401	1/95	1/94	5-27.5 yrs
BRUNSWICK	795,182	69,000	953,553	10,440	69,214	963,993	1,033,207	454,491	9/92	4/92	7-27.5 yrs
BUENA VISTA APTS	1,425,151	75,000	1,767,511	9,983	75,000	1,777,494	1,852,494	874,464	1/92	3/92	7-27.5 yrs
CALEXICO SR	1,886,870	213,000	2,047,255	0	213,000	2,047,255	2,260,255	536,495	9/92	9/92	7-27.5 yrs
CHESTNUT HILL	724,857	40,000	904,814	17,675	40,000	922,489	962,489	312,665	9/92	9/92	7-27.5 yrs
CORALVILLE HOUSING	2,353,776	258,000	4,683,541	160,999	258,000	4,844,540	5,102,540	2,358,667	10/92	3/92	7-27.5 yrs
CURWENSVILLE	1,187,140	31,338	1,435,553	239,340	31,338	1,674,893	1,706,231	552,702	7/93	9/92	5-27.5 yrs
DEERFIELD	1,206,236	65,400	1,495,473	0	65,400	1,495,473	1,560,873	714,521	6/92	4/92	7-27.5 yrs
EAST MACHIAS	1,018,345	77,963	1,478,171	46,857	77,963	1,525,028	1,602,991	494,755	1/93	9/92	10-40 yrs
EAST PARK	502,099	2,000	980,413	42,211	2,000	1,022,624	1,024,624	429,259	1/94	6/94	5-27.5 yrs
EDGEWOOD	769,946	36,000	967,796	0	36,000	967,796	1,003,796	442,845	8/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
FAR VIEW	901,775	100,000	1,066,418	35,029	100,000	1,101,447	1,201,447	354,957	11/92	6/92	10-40 yrs
GRAHAM HOUSING	1,230,000	85,006	2,451,794	12,645	85,006	2,464,439	2,549,445	725,077	6/95	10/94	5-27.5 yrs
GRANTSVILLE	1,456,140	85,099	1,795,971	27,348	85,599	1,823,319	1,908,918	578,111	2/93	5/92	5-27.5 yrs
GREENTREE APTS	668,358	15,000	1,143,223	(9,253)	15,000	1,133,970	1,148,970	772,658	10/75	4/94	5-27.5 yrs
GREENWOOD VIL	659,405	20,123	893,915	8,589	20,123	902,504	922,627	401,095	5/93	8/92	5-27.5 yrs
HARRISONVILLE II	597,811	15,000	744,677	43,974	15,000	788,651	803,651	405,839	11/91	3/92	7-27.5 yrs
HEALDTON	682,958	15,000	868,469	0	15,000	868,469	883,469	245,241	12/94	8/94	5-27.5 yrs
HEARTHSIDE	1,861,923	95,000	2,967,134	(25,779)	95,000	2,941,355	3,036,355	1,197,386	11/92	4/92	7-27.5 yrs
HERONS LANDING	1,179,726	176,121	1,410,573	47,370	176,121	1,457,943	1,634,064	695,053	10/92	10/92	7-27.5 yrs
HIGGINSVILLE ESTATES	616,226	40,000	738,056	18,581	40,000	756,637	796,637	404,580	3/91	3/92	7-27.5 yrs

INV GROUP OF PAYSON	1,459,446	211,500	1,767,942	0	211,500	1,767,942	1,979,442	470,452	8/92	8/92	7-27.5 yrs
.
KEARNEY	621,899	30,000	763,159	22,256	30,000	785,415	815,415	407,068	1/92	5/92	7-27.5 yrs
LAKEVIEW	871,074	30,000	1,077,130	(900)	30,000	1,076,230	1,106,230	510,833	7/92	4/92	7-27.5 yrs
LAURELWOOD	1,048,003	58,500	1,268,491	751	58,500	1,269,242	1,327,742	607,140	2/92	3/92	7-27.5 yrs
LEBANON II	901,037	40,000	1,090,397	25,229	40,189	1,115,626	1,155,815	506,843	2/93	8/92	5-27.5 yrs
LEBANON III	619,871	26,750	766,992	92,715	26,750	859,707	886,457	409,016	2/92	3/92	7-27.5 yrs
LILAC	705,873	36,000	897,897	0	36,000	897,897	933,897	420,043	7/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
LIVINGSTON PLAZA	656,868	32,500	868,525	0	32,500	868,525	901,025	378,544	11/93	12/92	5-27.5 yrs
MADISON PARTNERS	1,175,653	47,340	1,452,910	38,923	47,340	1,491,833	1,539,173	609,405	12/94	3/95	5-27.5 yrs
MANNING LANE	1,441,572	73,600	1,771,816	6,478	73,600	1,778,294	1,851,894	806,538	3/93	8/92	5-27.5 yrs
MARSHALL LANE	542,098	20,000	672,691	1,718	20,000	674,409	694,409	308,704	12/92	8/92	5-27.5 yrs
MARYVILLE	704,550	57,000	834,823	38,852	57,000	873,675	930,675	445,544	3/92	5/92	7-27.5 yrs
MONARK VILLAGE	311,856	68,900	570,916	3,791	68,900	574,707	643,607	218,982	3/94	6/94	5-27.5 yrs
N. PRAIRIE	860,667	5,000	1,121,143	33,513	5,000	1,154,656	1,159,656	564,439	5/93	9/92	5-27.5 yrs
OAKGROVE	395,676	5,000	460,291	17,845	5,000	478,136	483,136	254,032	11/91	4/92	7-27.5 yrs
OAKWOOD	1,087,420	42,000	1,341,412	17,729	42,000	1,359,141	1,401,141	659,026	5/92	5/92	7-27.5 yrs
OSAGE	907,800	110,000	2,309,861	84,028	110,000	2,393,889	2,503,889	1,164,889	6/92	4/92	7-27.5 yrs
OSCEOLA	611,594	54,600	797,763	181,136	27,300	978,899	1,006,199	468,143	5/92	5/92	7-27.5 yrs
PDC FIFTY FIVE	1,262,086	50,170	1,576,823	14,276	50,170	1,591,099	1,641,269	681,739	9/93	10/92	5-27.5 yrs
RAINIER	3,592,148	521,000	5,852,852	122,482	521,000	5,975,334	6,496,334	2,051,230	1/93	4/92	5-27.5 yrs
RIDGEVIEW	858,987	42,800	1,027,499	8,637	42,800	1,036,136	1,078,936	501,660	1/92	3/92	7-27.5 yrs
RIO MEMBRES II	758,657	48,938	930,376	30,078	48,938	960,454	1,009,392	331,207	4/92	4/92	7-27.5 yrs
ROLLING BROOK	809,576	35,000	1,006,667	17,933	35,000	1,024,600	1,059,600	518,578	11/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SCHOOL STREET	667,973	127,852	1,353,622	139,110	38,509	1,492,732	1,531,241	798,512	5/92	4/92	5-27.5 yrs
SHENANDOAH	1,442,612	67,500	1,754,599	4,638	67,500	1,759,237	1,826,737	777,521	2/93	8/92	5-27.5 yrs
SHOWBOAT MANOR	779,568	31,200	968,253	18,535	31,200	986,788	1,017,988	487,989	2/92	7/92	5-27.5 yrs
SIOUX FALLS	1,134,349	146,694	2,656,753	85,749	146,694	2,742,502	2,889,196	1,332,882	9/92	5/92	7-27.5 yrs
SUNSET SQUARE	724,731	50,000	896,507	10,373	50,000	906,880	956,880	314,691	8/92	9/92	7-27.5 yrs
TAYLOR MILLS	753,583	24,000	936,166	0	24,000	936,166	960,166	445,391	5/92	4/92	7-27.5 yrs
TIMMONS VILLAGE	610,677	15,000	754,172	7,019	38,500	761,191	799,691	357,305	7/92	5/92	7-27.5 yrs
UNIVERSITY MEADOWS	2,182,841	62,985	3,579,473	48,746	62,985	3,628,219	3,691,204	1,787,939	12/92	6/92	5-28 yrs
VALATIE	1,288,011	30,000	1,712,263	63,450	30,000	1,775,713	1,805,713	840,812	4/93	6/92	7-27.5 yrs
VIRGEN DEL POZO	3,280,588	120,000	4,274,133	206,880	120,000	4,481,013	4,601,013	1,845,185	7/93	8/92	5-27.5 yrs
VILLA DEL MAR	1,439,547	50,000	1,792,888	70,451	50,000	1,863,339	1,913,339	922,702	8/92	8/92	7-27.5 yrs
WACHULA	1,450,122	66,720	1,770,669	31,452	66,720	1,802,121	1,868,841	822,584	10/92	9/92	5-27.5 yrs
WEEDPATCH	1,931,232	272,000	2,246,927	20,248	272,000	2,267,175	2,539,175	533,074	9/94	1/94	5-50 yrs
WESTERNPORT	1,458,017	18,645	1,833,384	2,232	18,645	1,835,616	1,854,261	808,234	2/93	7/92	5-27.5 yrs
WHITEWATER VILL	515,402	18,542	637,048	2,337	18,542	639,385	657,927	297,350	11/92	8/92	7-27.5 yrs
WOOD PARK POINTE	1,146,482	117,500	1,329,664	(1,318,375)	117,500	11,289	128,789	9,583	5/92	6/92	5-27.5 yrs
	71,721,468	4,687,054	97,630,134	1,753,612	4,592,814	99,383,746	103,976,560	42,510,543

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2004

There were no carrying costs as of December 31, 2004.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 15

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,786,120
Other	0
		$64,786,120
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/93		$64,786,120
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,271,170
Other	0
		$52,271,170
Deductions during period:
Cost of real estate sold	$0
Other	(69,144)
		(69,144)
Balance at close of period - 3/31/94		$116,988,146
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,630,188
Improvements, etc	182,886
Other	0
		$10,813,074
Deductions during period:
Cost of real estate sold	$0
Other	(927,768)
		(927,768)
Balance at close of period - 3/31/95		$126,873,452

Balance at close of period - 3/31/95		$126,873,452
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,482
Improvements, etc	998,864
Other	0
		$8,476,346
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$135,349,798
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	102,413
Improvements, etc	0
Other	0
		$102,413
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$135,452,211
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	136,931
Other	0
		$136,931
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$135,589,142

Balance at close of period - 3/31/98		$135,589,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,180
Other	0
		$229,180
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$135,818,322
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	203,110
Other	0
		$203,110
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$136,021,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,095
Other	0
		$215,095
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$135,735,598

Balance at close of period - 3/31/01		$135,735,598
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,538
Other	0
		$422,538
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$136,198,136
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,190
Other	0
		$369,190
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$136,527,326
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	387,486
Other	0
		$387,486
Deductions during period:
Cost of real estate sold	$(5,097,684)
Other	0
		(5,097,684)
Balance at close of period - 3/31/04		$131,817,128

Balance at close of period - 3/31/04		$131,817,128
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,413
Other	(1,322,384)
		$(1,124,971)
Deductions during period:
Cost of real estate sold	$(26,715,597)
Other	0
		(26,715,597)
Balance at close of period - 3/31/05		$103,976,560

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$1,151,027
Balance at close of period - 3/31/93		$1,151,027
Current year expense	$4,194,293
Balance at close of period - 3/31/94		$5,345,320
Current year expense	$4,646,907
Balance at close of period - 3/31/95		$9,992,227
Current year expense	$5,445,282
Balance at close of period - 3/31/96		$15,437,509
Current year expense	$4,587,940
Balance at close of period - 3/31/97		$20,025,449
Current year expense	$4,427,546
Balance at close of period - 3/31/98		$24,452,995
Current year expense	$4,453,997
Balance at close of period - 3/31/99		$28,906,992
Current year expense	$4,348,463
Balance at close of period - 3/31/00		$33,255,455
Current year expense	$3,625,904
Balance at close of period - 3/31/01		$36,881,359
Current year expense	$4,117,724
Balance at close of period - 3/31/02		$40,999,083
Current year expense	$4,130,487
Balance at close of period - 3/31/03		$45,129,570
Current year expense	$3,943,806
Reduction for real-estate sold	(2,183,384
Balance at close of period - 3/31/04		$46,889,992
Current year expense	$2,721,013
Reduction for real-estate sold	(7,100,462)
Balance at close of period - 3/31/05		$42,510,543

Boston Capital Tax Credit Fund III LP - Series 16
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
1413 LEAVENWORTH	1,558,585	8,000	2,927,089	664,994	8,000	3,592,083	3,600,083	1,555,870	3/93	12/92	5-27.5 yrs
ANSON	1,256,969	40,202	1,683,348	19,508	40,202	1,702,856	1,743,058	548,855	9/93	12/92	10-40 yrs
AZTEC	996,126	115,000	1,299,311	27,493	115,000	1,326,804	1,441,804	609,822	5/93	5/93	5-27.5 yrs
BENTONIA ELDERLY	823,796	21,000	678,677	396,797	21,000	1,075,474	1,096,474	326,205	2/94	7/93	5-27.5 yrs
BERNICE VILLA	900,772	37,000	1,204,665	45,711	37,000	1,250,376	1,287,376	363,025	10/93	5/93	5-40 yrs
BLAIRSVILLE RENTAL I	743,502	58,377	866,980	41,529	35,000	908,509	943,509	339,615	9/94	12/92	5-27.5 yrs
BLAIRSVILLE RENTAL	727,740	84,359	804,895	61,404	49,500	866,299	915,799	326,314	7/94	12/92	5-27.5 yrs
BLOWING ROCK	502,021	47,500	663,473	13,650	47,500	677,123	724,623	246,645	11/94	12/93	5-27.5 yrs
BRANSON CHRISTIAN I	1,317,777	163,350	2,990,564	26,278	163,350	3,016,842	3,180,192	1,241,445	6/94	3/94	5-27.5 yrs
BRANSON CHRISTIAN II	1,091,902	0	2,497,066	61,600	0	2,558,666	2,558,666	1,033,412	8/94	7/94	5-27.5 yrs
BUTLER RENTAL	732,395	0	937,495	18,148	0	955,643	955,643	396,367	9/93	12/92	7-27.5 yrs
CANTERFIELD	752,125	48,000	934,169	(1,058)	48,000	933,111	981,111	422,687	1/93	11/92	5-27.5 yrs
CAPE ANN	354,431	18,000	1,833,366	84,955	18,000	1,918,321	1,936,321	769,165	12/93	1/93	7-31.5 yrs
CASS PARTNERS	574,707	45,250	2,026,740	0	45,250	2,026,740	2,071,990	583,991	12/93	12/93	5-27.5 yrs
CEDAR TRACE	492,950	18,000	639,500	5,277	18,000	644,777	662,777	311,577	7/93	10/92	5-27.5 yrs
CONCORD ASSOC.	1,091,967	61,532	1,223,133	204,604	61,532	1,427,737	1,489,269	685,146	2/93	2/93	5-27.5 yrs
CLYMER PARK ASSOC	1,420,050	35,800	1,831,813	90,885	35,800	1,922,698	1,958,498	532,957	11/94	12/92	5-27.5 yrs
CUMBERLAND WOOD	1,420,608	114,449	1,780,622	88,791	129,538	1,869,413	1,998,951	512,517	10/94	12/93	6-40 yrs
DAVENPORT HOUSING	2,829,995	223,889	6,598,309	164,469	223,889	6,762,778	6,986,667	2,886,657	2/94	10/93	7-27.5 yrs
DEER RUN	628,741	30,000	1,536,783	0	30,000	1,536,783	1,566,783	672,334	3/93	8/93	5-27.5 yrs
EASTMAN ELDERLY	1,147,151	80,000	1,428,172	26,283	36,900	1,454,455	1,491,355	580,137	10/93	12/92	7-27.5 yrs
FAIRMEADOW APTS	863,433	53,296	1,184,327	44,098	53,296	1,228,425	1,281,721	351,847	7/93	1/93	5-27.5 yrs
FALCON RIDGE	1,018,181	25,000	1,332,798	45,023	25,000	1,377,821	1,402,821	376,142	1/95	4/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbr- ances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
GIBSON	874,055	30,290	1,138,786	(955)	30,290	1,137,831	1,168,121	368,379	6/93	12/92	5-27.5 yrs
GREENFIELD	518,979	25,000	649,793	5,105	25,000	654,898	679,898	315,193	5/93	1/93	5-27.5 yrs
GREENWOOD	1,433,306	62,076	1,480,776	518,113	62,076	1,998,889	2,060,965	908,061	10/93	11/93	5-27.5 yrs
HARMONY HOUSE	1,429,949	57,000	1,764,438	14,574	57,000	1,779,012	1,836,012	613,469	7/93	11/92	5-27.5 yrs
HAYNES HOUSE	2,729,691	685,381	5,956,903	2,938,975	674,499	8,895,878	9,570,377	2,132,854	9/95	8/94	12-40 yrs
HOLLY TREE	866,928	58,900	1,069,733	4,853	58,900	1,074,586	1,133,486	486,599	2/93	11/92	5-27.5 yrs
IDABEL PROP.	1,345,966	50,000	1,791,971	0	50,000	1,791,971	1,841,971	838,780	12/93	4/93	5-25 yrs
ISOLA SQUARE	949,131	22,300	250,691	999,882	22,300	1,250,573	1,272,873	340,108	4/94	11/93	7-40 yrs
JOINER ELDERLY	776,116	47,719	1,026,013	51,346	47,719	1,077,359	1,125,078	484,582	6/93	1/93	5-40 yrs
LAWRENCEVILLE MANOR	1,386,924	61,370	1,660,796	63,546	61,370	1,724,342	1,785,712	710,978	7/94	2/94	5-27.5 yrs
LAWTELL MANOR	886,691	45,000	1,201,948	33,970	45,000	1,235,918	1,280,918	364,655	8/93	4/93	7-40 yrs
LOGAN LANE	1,272,209	54,000	1,602,465	(103)	54,000	1,602,362	1,656,362	718,327	3/93	9/92	5-27.5 yrs
MARINERS POINTE I & II	3,944,916	170,020	7,548,131	619,333	170,020	8,167,464	8,337,484	3,792,773	8/93	12/92	7-27.5 yrs
MEADOWS OF SOUTHGATE	2,159,521	252,000	4,575,879	8,745	252,000	4,584,624	4,836,624	1,204,877	5/94	7/93	12-40 yrs
MENDOTA VILLAGE	1,930,885	136,140	2,421,001	0	136,140	2,421,001	2,557,141	593,022	5/93	12/92	5-50 yrs
MIDCITY	2,618,243	15,058	6,611,666	4,800	15,058	6,616,466	6,631,524	2,515,867	6/94	9/93	5-27.5 yrs
NEWPORT HOUSING	1,188,505	160,000	1,405,411	(3,274)	160,000	1,402,137	1,562,137	447,584	10/93	2/93	5-27.5 yrs
NEWPORT MANOR	929,383	31,908	1,175,109	83,621	31,908	1,258,730	1,290,638	393,515	12/93	9/93	5-40 yrs
PALATINE LP	1,382,073	37,400	1,785,282	59,903	37,400	1,845,185	1,882,585	787,108	5/94	5/94	5-27.5 yrs
RIVIERA APTS	1,646,049	100,000	2,979,700	625,261	132,400	3,604,961	3,737,361	1,450,673	12/93	12/92	5-27.5 yrs
SABLE CHASE	4,490,554	502,774	12,248,475	131,120	502,774	12,379,595	12,882,369	4,976,370	12/94	12/93	7-27.5 yrs
ST CROIX COMMONS	961,144	44,681	2,607,046	(655,017)	44,681	1,952,029	1,996,710	816,173	12/94	10/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ST JOSEPH SQ	931,773	37,500	1,167,702	39,249	37,500	1,206,951	1,244,451	348,332	9/93	5/93	5-40 yrs
SIMMESPORT	903,599	60,000	1,171,005	54,199	60,000	1,225,204	1,285,204	368,012	6/93	4/93	7-40 yrs
STONY GROUND	1,394,842	127,380	1,794,961	26,848	129,005	1,821,809	1,950,814	745,342	6/93	12/92	5-27.5 yrs
SUMMERSVILLE	607,254	20,000	774,259	15,920	20,000	790,179	810,179	378,737	6/93	5/93	5-27.5 yrs
TALBOT VILLAGE	665,302	22,300	833,494	6,962	22,300	840,456	862,756	377,545	4/93	8/92	5-27.5 yrs
TCHULA ELDERLY	810,680	20,000	1,071,899	35,017	20,000	1,106,916	1,126,916	334,315	12/93	7/93	5-27.5 yrs
TUOLUMNE CITY	1,565,983	190,000	1,912,157	0	190,000	1,912,157	2,102,157	455,291	8/93	12/92	5-50 yrs
TURTLE CREEK	831,501	23,141	1,113,511	41,832	23,141	1,155,343	1,178,484	373,769	10/93	5/93	7-40 yrs
TWIN OAKS ASSOC	1,427,421	45,000	1,776,674	7,868	45,000	1,784,542	1,829,542	600,237	9/93	12/92	5-27.5 yrs
VICTORIA POINTE	1,414,731	153,865	1,437,570	366,033	128,900	1,803,603	1,932,503	682,728	1/95	10/94	5-27.5 yrs
VISTA LINDA APARTMENTS	2,465,143	143,253	2,961,671	141,372	143,253	3,103,043	3,246,296	1,211,585	12/93	1/93	5-27.5 yrs
WAKEFIELD HOUSING	1,236,509	88,564	1,480,003	37,307	88,564	1,517,310	1,605,874	500,004	2/93	9/92	10-40 yrs
WEST END MANOR	967,468	52,300	1,188,913	(144)	52,300	1,188,769	1,241,069	528,914	5/93	5/93	5-27.5 yrs
WESTCHESTER OAK GROVE	978,274	38,010	2,281,529	102,074	35,000	2,383,603	2,418,603	1,133,160	4/93	12/92	5-27.5 yrs
WESTCHESTER ST JOE	1,167,752	100,000	3,211,620	79,000	100,000	3,290,620	3,390,620	1,486,350	6/93	7/93	5-27.5 yrs
WESTVILLE PROPERTIES	687,887	25,000	912,139	0	25,000	912,139	937,139	438,876	7/93	2/93	5-25 yrs
WILCOX INVESTMENT GROUP	1,081,282	58,500	1,376,329	0	58,500	1,376,329	1,434,829	338,018	6/93	1/93	5-50 yrs
WOODLANDS APTS	913,132	30,000	668,555	576,951	30,000	1,245,506	1,275,506	474,612	2/95	9/94	5-27.5 yrs
	79,017,675	5,211,834	128,989,299	9,164,725	5,120,755	138,154,024	143,274,779	51,708,506

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 16

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,191,631
Improvements, etc	0
Other	0
		$4,191,631
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/93		$4,191,631
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,686,042
Improvements, etc	43,162,006
Other	0
		$75,848,048
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$80,039,679
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,495,343
Improvements, etc	41,448,097
Other	0
		$56,943,440
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$136,983,119

Balance at close of period - 3/31/95		$136,983,119
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	106,204
Improvements, etc	5,007,023
Other	0
		$5,113,227
Deductions during period:
Cost of real estate sold	$0
Other	(675,394)
		(675,394)
Balance at close of period - 3/31/96		$141,420,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	97,847
Other	0
		$97,847
Deductions during period:
Cost of real estate sold	$0
Other	(1,512,675)
		(1,512,675)
Balance at close of period - 3/31/97		$140,006,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	163,080
Other	0
		$163,080
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$140,169,204

Balance at close of period - 3/31/98		$140,169,204
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	240,077
Other	0
		$240,077
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$140,409,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	618,565
Other	0
		$618,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$141,027,846
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	281,498
Other	0
		$281,498
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$141,309,344

Balance at close of period - 3/31/01		$141,309,344
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,709
Other	0
		$291,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$141,601,053
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	472,351
Other	0
		$472,351
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$142,073,404
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,633
Other	0
		$561,633
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$142,635,037

Balance at close of period - 3/31/04		$142,635,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	639,742
Other	0
		$639,742
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/05		$143,274,779

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$0
Balance at close of period - 3/31/93		$0
Current year expense	$1,347,806
Balance at close of period - 3/31/94		$1,347,806
Current year expense	$3,630,765
Balance at close of period - 3/31/95		$4,978,571
Current year expense	$5,098,416
Balance at close of period - 3/31/96		$10,076,987
Current year expense	$4,859,372
Balance at close of period - 3/31/97		$14,936,359
Current year expense	$4,709,137
Balance at close of period - 3/31/98		$19,645,496
Current year expense	$4,715,345
Balance at close of period - 3/31/99		$24,360,841
Current year expense	$4,748,152
Balance at close of period - 3/31/00		$29,108,993
Current year expense	$4,694,454
Balance at close of period - 3/31/01		$33,803,447
Current year expense	$4,524,002
Balance at close of period - 3/31/02		$38,327,449
Current year expense	$4,501,163
Balance at close of period - 3/31/03		$42,828,612
Current year expense	$4,482,706
Balance at close of period - 3/31/04		$47,311,318
Current year expense	$4,397,188
Balance at close of period - 3/31/05		$51,708,506

Boston Capital Tax Credit Fund III LP - Series 17
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ANNADALE HOUSING	11,821,311	226,000	12,180,150	337,361	226,000	12,517,511	12,743,511	3,484,212	6/90	2/89	5-50 yrs
ARTESIA PROPERTIES	1,373,772	30,730	1,865,231	7,600	30,730	1,872,831	1,903,561	757,926	9/94	9/94	5-27.5 yrs
ASPEN RIDGE	729,939	36,000	2,004,059	52,824	36,000	2,056,883	2,092,883	879,258	11/93	9/93	5-27.5 yrs
BLADENBORO	992,377	16,000	1,213,015	(26,766)	16,000	1,186,249	1,202,249	433,370	7/95	3/95	5-27.5 yrs
BREWER ST	1,107,771	0	2,296,514	13,871	0	2,310,385	2,310,385	1,025,687	7/93	6/93	5-27.5 yrs
BRIARWOOD APTS	884,056	38,500	20,850	1,209,587	38,952	1,230,437	1,269,389	320,311	7/93	6/93	5-27.5 yrs
BRIARWOOD VILLAGE	1,123,145	42,594	1,418,259	3,781	42,594	1,422,040	1,464,634	583,863	5/94	10/93	5-27.5 yrs
BRIARWOOD DEKALB	1,104,789	96,000	2,943,443	16,509	96,000	2,959,952	3,055,952	863,879	6/94	10/93	5-40 yrs
CAIRO HOUSING	1,049,734	17,000	1,309,062	100,450	17,000	1,409,512	1,426,512	659,222	4/93	5/93	7-27.5 yrs
CAMBRIDGE YMCA	1,893,596	95,200	5,135,233	132,993	95,200	5,268,226	5,363,426	2,237,568	12/93	4/93	5-27.5 yrs
CANEYVILLE PROPERTIES	465,618	36,000	601,775	(13,800)	36,000	587,975	623,975	264,470	4/93	5/93	5-27.5 yrs
CLINTON ESTATES	723,821	47,533	891,872	34,306	47,533	926,178	973,711	368,780	12/94	12/94	5-27.5 yrs
CLOVERPORT PROPERTIES	730,754	21,500	947,659	(7,038)	21,500	940,621	962,121	414,822	7/93	4/93	5-27.5 yrs
COLLEGE GREEN	3,676,802	225,000	6,774,847	110,186	225,000	6,885,033	7,110,033	2,581,739	8/95	3/95	5-27.5 yrs
CROFTON ASSOC.	781,343	46,511	961,097	6,774	46,511	967,871	1,014,382	280,983	3/93	4/93	5-27.5 yrs
CYPRESS POINT	3,112,817	265,000	4,794,440	322,813	265,000	5,117,253	5,382,253	1,502,545	12/94	2/94	5-27.5 yrs
DEERWOOD VILLAGE	633,632	29,138	804,512	3,582	29,138	808,094	837,232	324,749	7/94	2/94	5-27.5 yrs
DOYLE VILLAGE	1,147,426	100,000	1,435,520	6,304	100,000	1,441,824	1,541,824	590,480	4/94	9/93	5-27.5 yrs
GALLAWAY ASSOC.	1,032,816	35,600	1,307,158	12,161	35,600	1,319,319	1,354,919	383,607	5/93	4/93	5-27.5 yrs
GLENRIDGE	2,006,443	350,000	2,208,213	7,278	350,000	2,215,491	2,565,491	667,843	6/94	6/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
GREEN ACRES	1,067,243	173,447	1,366,874	43,308	173,447	1,410,182	1,583,629	573,249	11/94	1/95
GREENWOOD PLACE	1,043,841	44,400	299,685	1,174,059	44,400	1,473,744	1,518,144	390,944	8/94	11/93	7-40 yrs
HACKLEY BARCLAY	2,836,008	174,841	4,603,493	326,279	175,000	4,929,772	5,104,772	2,119,364	12/94	12/93	5-27.5 yrs
HENSON CREEK	4,034,184	945,000	7,971,879	53,692	945,000	8,025,571	8,970,571	2,468,400	4/94	5/93	5-27.5 yrs
HICKMAN ASSOC.	521,559	24,000	673,642	6,492	24,000	680,134	704,134	189,170	12/93	11/93	5-27.5 yrs
HOUSTON VILLAGE	668,861	11,500	850,901	3,387	11,500	854,288	865,788	351,006	5/94	12/93	5-27.5 yrs
IVYWOOD	3,708,638	290,542	5,712,656	40,027	290,542	5,752,683	6,043,225	2,509,524	10/93	6/93	5-27.5 yrs
JONESTOWN MANOR	849,944	0	311,764	956,147	36,900	1,267,911	1,304,811	328,877	12/94	12/93	7-40 yrs
LARGO CENTER	4,062,522	1,012,500	7,262,001	82,566	1,012,500	7,344,567	8,357,067	2,064,810	6/94	3/93	5-27.5 yrs
LEE TERRACE	1,458,040	93,246	4,573	1,765,997	93,246	1,770,570	1,863,816	718,975	12/94	2/94	5-27.5 yrs
MIDLAND HOUSING	906,503	60,000	2,422,788	71,221	60,000	2,494,009	2,554,009	859,385	6/94	9/93	5-27.5 yrs
MOUNT VERNON	2,366,092	200,000	3,141,984	519,016	200,000	3,661,000	3,861,000	1,327,182	11/94	11/94	5-27.5 yrs
OAKWOOD OF BENNETSVILLE	858,132	60,000	1,074,857	20,101	60,000	1,094,958	1,154,958	465,674	12/93	9/93	5-27.5 yrs
OPELOUSAS POINT	1,352,769	50,000	559,121	1,409,546	50,000	1,968,667	2,018,667	547,281	3/94	11/93	5-27.5 yrs
PALMETTO VILLAS	1,613,687	60,724	2,034,151	18,400	60,724	2,052,551	2,113,275	650,976	4/94	5/94	5-27.5 yrs
PARK PLACE II	1,144,821	112,000	1,408,102	22,078	112,000	1,430,180	1,542,180	591,583	4/94	2/94	7-27.5 yrs
PINEHURST	789,313	24,000	1,033,022	46,660	24,000	1,079,682	1,103,682	460,860	2/94	2/94	5-27.5 yrs
QUAIL VILLAGE	857,675	30,450	1,060,273	2,468	30,450	1,062,741	1,093,191	417,874	2/94	9/93	7-27.5 yrs
SEA BREEZE	1,209,649	94,000	1,515,733	5,691	94,000	1,521,424	1,615,424	582,596	1/95	3/94	N/A
SHAWNEE HOUSING	1,035,009	182,786	2,347,227	113,423	182,786	2,460,650	2,643,436	1,147,010	10/92	2/93	7-27.5 yrs
SIXTH ST APTS	2,201,042	151,687	1,123,504	3,193,106	162,687	4,316,610	4,479,297	1,266,606	12/94	12/93	5-27.5 yrs
SKOWHEGAN HOUSING	1,546,398	100,000	2,121,472	118,323	100,000	2,239,795	2,339,795	718,302	8/94	9/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SOLEDAD	1,902,322	340,000	2,005,222	0	340,000	2,005,222	2,345,222	470,137	1/94	10/93	5-50 yrs
SUGARWOOD PARK	3,309,052	281,875	5,949,680	41,991	281,875	5,991,671	6,273,546	2,261,015	7/95	4/94	5-27.5 yrs
VOORHEESVILLE	1,075,557	74,600	1,254,914	68,207	74,600	1,323,121	1,397,721	584,422	5/93	7/93	7-27.5 yrs
WAYNSBURG HOUSING	1,463,528	169,200	2,113,822	122,085	18,100	2,235,907	2,254,007	575,922	12/95	7/94	10-40 yrs
WHITE CASTLE	761,212	84,800	948,687	25,569	84,800	974,256	1,059,056	388,804	5/94	6/94	27.5 yrs
	81,035,563	6,599,904	112,284,936	12,580,615	6,497,315	124,865,551	131,362,866	43,655,262

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 17

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,662,502
Improvements, etc	0
Other	0
		$58,662,502
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$58,662,502
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,044,766
Improvements, etc	39,965,487
Other	0
		$71,010,253
Deductions during period:
Cost of real estate sold	$0
Other	(26,680)
		(26,680)
Balance at close of period - 3/31/95		$129,646,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,769,183
Improvements, etc	11,596,518
Other	0
		$21,365,701
Deductions during period:
Cost of real estate sold	$0
Other	(13,800)
		(13,800)
Balance at close of period - 3/31/96		$150,997,976

Balance at close of period - 3/31/96		$150,997,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,406,150
Improvements, etc	133,058
Other	0
		$12,539,208
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$163,537,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	337,191
Improvements, etc	0
Other	0
		$337,191
Deductions during period:
Cost of real estate sold	$0
Other	(1,598,364)
		(1,598,364)
Balance at close of period - 3/31/98		$162,276,011
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,765
Other	0
		$200,765
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$162,476,776

Balance at close of period - 3/31/99		$162,476,776
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	292,965
Other	0
		$292,965
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$162,769,741
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,942
Other	0
		$252,942
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$162,521,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	525,052
Other	0
		$525,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$163,046,806

Balance at close of period - 3/31/02		$163,046,806
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	376,998
Other	0
		$376,998
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$163,423,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	638,913
Other	0
		$638,913
Deductions during period:
Cost of real estate sold	$(6,249,483)
Other	0
		(6,249,483)
Balance at close of period - 3/31/04		$157,813,234
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	265,229
Other	0
		$265,229
Deductions during period:
Cost of real estate sold	$(26,715,597)
Other	0
		(26,715,597)
Balance at close of period - 3/31/05		$131,362,866

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$727,342
Balance at close of period - 3/31/94		$727,342
Current year expense	$4,342,560
Balance at close of period - 3/31/95		$5,069,902
Current year expense	$4,963,158
Balance at close of period - 3/31/96		$10,033,060
Current year expense	$6,281,850
Balance at close of period - 3/31/97		$16,314,910
Current year expense	$5,040,935
Balance at close of period - 3/31/98		$21,355,845
Current year expense	$5,033,530
Balance at close of period - 3/31/99		$26,389,375
Current year expense	$4,909,920
Balance at close of period - 3/31/00		$31,299,295
Current year expense	$4,387,090
Balance at close of period - 3/31/01		$35,686,385
Current year expense	$4,846,606
Balance at close of period - 3/31/02		$40,532,991
Current year expense	$4,739,144
Balance at close of period - 3/31/03		$45,272,135
Current year expense	$4,532,137
Reduction for real-estate sold	(2,899,018
Balance at close of period - 3/31/04		$46,905,254
Current year expense	$3,850,470
Reduction for real-estate sold	(7,100,462)
Balance at close of period - 3/31/05		$43,655,262

Boston Capital Tax Credit Fund III LP - Series 18
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ARCH DEVELOPMENT	1,644,815	107,387	6,724,849	70,562	112,853	6,795,411	6,908,264	2,510,674	12/94	4/94	7-27.5 yrs
AURORA	1,361,932	65,000	1,704,709	62,043	65,000	1,766,752	1,831,752	798,252	9/93	9/93	5-27.5 yrs
BEAR CREEK	4,535,634	488,011	8,884,145	65,623	491,639	8,949,768	9,441,407	3,948,557	4/95	3/94	5-27.5 yrs
CHATHAM MANOR	1,358,854	75,000	1,727,394	76,518	75,000	1,803,912	1,878,912	790,351	12/93	1/94	5-27.5 yrs
CHELSEA SQUARE	301,393	21,000	939,281	3,500	21,000	942,781	963,781	346,550	12/94	8/94	7-34 yrs
CLARKE SCHOOL	2,461,133	200,000	5,493,464	226,288	200,000	5,719,752	5,919,752	1,478,351	12/94	12/94	5-27.5 yrs
ELLIJAY RENTAL	814,772	48,000	1,000,609	4,048	48,000	1,004,657	1,052,657	301,019	1/95	1/94	40 yrs
EVERGREEN	2,687,190	157,537	4,337,312	574,887	157,537	4,912,199	5,069,736	2,155,083	1/95	8/94	5-27.5 yrs
GLEN PLACE	1,085,714	60,610	3,489,218	(169,758)	60,610	3,319,460	3,380,070	1,324,043	6/94	4/94	5-27.5 yrs
HARRIS HOUSING	1,264,325	200,000	266,624	2,569,852	160,000	2,836,476	2,996,476	676,127	11/95	6/94	5-27.5 yrs
HUMBOLDT	696,646	40,191	845,252	26,528	40,191	871,780	911,971	336,340	4/95	8/94	5-27.5 yrs
JACKSON HOUSING	846,193	30,250	1,080,272	(7,162)	30,250	1,073,110	1,103,360	412,071	6/94	1/94	5-27.5 yrs
LAKEVIEW MEADOWS	1,529,204	88,920	2,775,712	51,383	88,920	2,827,095	2,916,015	767,830	5/94	8/93	5-27.5 yrs
LANTHROP PROP	723,221	34,800	931,788	28,925	34,800	960,713	995,513	411,440	5/94	4/94	5-27.5 yrs
LEESVILLE ELDERLY	1,299,832	144,000	2,018,242	0	144,000	2,018,242	2,162,242	533,293	6/94	6/94	7-40 yrs
LOCKPORT	1,066,662	125,000	1,524,202	0	125,000	1,524,202	1,649,202	394,045	9/94	7/94	5-27.5 yrs
MAPLE LEAF	1,078,445	22,860	1,355,390	46,251	22,860	1,401,641	1,424,501	397,462	12/94	8/94	5-27.5 yrs
MARENGO PARK	738,041	50,010	886,695	5,220	50,010	891,915	941,925	376,746	3/94	10/93	5-27.5 yrs
NATCHITOCHES	944,051	50,000	1,634,279	10,000	50,000	1,644,279	1,694,279	413,733	12/94	6/94	7-40 yrs
NEWTON I	792,669	57,500	979,345	4,201	57,500	983,546	1,041,046	389,323	9/94	11/93	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
OSKALOOSA I	473,213	32,000	589,423	1,822	32,000	591,245	623,245	234,620	9/94	11/93	5-27.5 yrs
PARVINS	654,691	41,508	1,741,048	4,742	41,508	1,745,790	1,787,298	723,804	11/93	8/93	5-27.5 yrs
PEACHTREE	1,451,148	157,027	1,617,470	55,237	157,027	1,672,707	1,829,734	809,700	7/93	1/94	5-27.5 yrs
PONDEROSA	1,457,498	82,454	1,903,972	83,172	82,454	1,987,144	2,069,598	591,211	5/94	3/94	5-27.5 yrs
PRESTON WOODS	722,420	66,000	2,515,136	57,108	66,000	2,572,244	2,638,244	1,141,963	12/94	12/93	5-27.5 yrs
RICHMOND MANOR	1,006,542	54,944	1,285,522	43,106	54,944	1,328,628	1,383,572	551,140	6/94	6/94	5-27.5 yrs
RIO GRANDE	2,118,021	96,480	2,999,680	78,486	96,480	3,078,166	3,174,646	818,301	5/94	6/94	5-27.5 yrs
RIPLEY HOUSING	484,880	14,000	646,850	96,909	14,000	743,759	757,759	188,766	7/94	1/94	5-40 yrs
SAN JOAQUIN	1,782,967	55,000	2,463,181	22,475	55,000	2,485,656	2,540,656	530,775	12/94	3/94	5-50 yrs
TROY ESTATES	672,770	45,000	826,432	115,030	45,000	941,462	986,462	374,847	1/94	12/93	5-27.5 yrs
VIRGINIA AVENUE	1,215,057	121,238	3,510,339	10,060	121,238	3,520,399	3,641,637	1,363,974	10/94	10/94	5-27.5 yrs
VISTA LOMA	1,578,742	267,612	1,600,128	259,710	267,612	1,859,838	2,127,450	528,975	9/94	5/94	5-27.5 yrs
VIVIAN ELDERLY	230,906	45,000	1,668,938	0	45,000	1,668,938	1,713,938	448,925	9/94	7/94	7-40 yrs
WESTMINSTER MEADOWS	1,973,710	250,000	3,605,890	22,684	250,000	3,628,574	3,878,574	1,559,785	11/94	12/93	5-27.5 yrs
	43,053,291	3,394,339	75,572,791	4,499,450	3,363,433	80,072,241	83,435,674	28,628,076

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP - Series 18

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,002,185
Improvements, etc	0
Other	0
		$4,002,185
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$4,002,185
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,200,169
Improvements, etc	19,531,960
Other	0
		$61,732,129
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$65,734,314
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,282,424
Other	0
		$16,282,424
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$82,016,738

Balance at close of period - 3/31/96		$82,016,738
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,752
Other	0
		$137,752
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,154,490
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,466
Other	0
		$164,466
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,318,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,573
Other	0
		$200,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$82,519,529

Balance at close of period - 3/31/99		$82,519,529
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,225
Other	0
		$90,225
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$82,609,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,609
Other	0
		$204,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$82,814,363
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,890
Other	0
		$125,890
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$82,940,253

Balance at close of period - 3/31/02		$82,940,253
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,756
Other	0
		$164,756
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$83,105,009
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,824
Other	0
		$224,824
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$83,329,833
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	105,841
Other	0
		$105,841
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/05		$83,435,674

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$39,475
Balance at close of period - 3/31/94		$39,475
Current year expense	$911,009
Balance at close of period - 3/31/95		$950,484
Current year expense	$2,835,031
Balance at close of period - 3/31/96		$3,785,515
Current year expense	$3,000,815
Balance at close of period - 3/31/97		$6,786,330
Current year expense	$2,884,157
Balance at close of period - 3/31/98		$9,670,487
Current year expense	$2,798,960
Balance at close of period - 3/31/99		$12,469,447
Current year expense	$2,799,855
Balance at close of period - 3/31/00		$15,269,302
Current year expense	$2,761,702
Balance at close of period - 3/31/01		$18,031,004
Current year expense	$2,752,123
Balance at close of period - 3/31/02		$20,783,127
Current year expense	$2,632,895
Balance at close of period - 3/31/03		$23,416,022
Current year expense	$2,613,670
Balance at close of period - 3/31/04		$26,029,692
Current year expense	$2,598,384
Balance at close of period - 3/31/05		$28,628,076

Boston Capital Tax Credit Fund III LP - Series 19
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2005

(UNAUDITED)

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
ANKENEY HOUSING	3,219,865	217,500	8,144,577	185,262	217,500	8,329,839	8,547,339	2,228,368	3/95	8/94	10-40 yrs
CARROLLTON VILLA	1,322,464	60,015	2,682,843	187,164	60,015	2,870,007	2,930,022	1,095,463	3/95	6/94	5-27.5 yrs
CLARKE SCHOOL	2,461,133	200,000	5,493,464	226,288	200,000	5,719,752	5,919,752	1,478,351	12/94	12/94	12-40 yrs
FOREST ASSOCIATES	650,388	13,900	396,391	483,148	13,900	879,539	893,439	534,806	3/78	4/95	5-27.5 yrs
GARDEN GATE\FT WORTH	5,417,839	678,867	2,532,572	6,817,300	678,867	9,349,872	10,028,739	3,475,063	4/95	5/95	5-27.5 yrs
GARDEN GATE\PLANO	6,796,541	689,318	844,673	9,059,504	689,318	9,904,177	10,593,495	3,694,562	3/95	2/94	5-27.5 yrs
HEBBRONVILLE APTS.	504,883	50,711	650,002	20,243	50,711	670,245	720,956	185,676	4/94	12/93	7-40 yrs
HOLLISTER INV GRP	1,707,443	400,000	1,906,641	(61,972)	400,000	1,844,669	2,244,669	357,692	5/95	3/95	5-50 yrs
HOLTS SUMMIT SQUARE	1,089,466	110,373	524,966	2,045,000	110,373	2,569,966	2,680,339	1,030,806	12/94	6/94	5-27.5 yrs
INDEPENDENCE PROPERTIES	833,267	38,500	503,166	517,210	38,500	1,020,376	1,058,876	293,078	12/94	6/94	5-40 yrs
JEFFERSON SQUARE	2,338,733	385,000	4,548,650	352,464	385,000	4,901,114	5,286,114	1,455,662	8/95	5/94	5-27.5 yrs
JENNY LYNN PROPERTIES	785,003	65,000	958,809	7,000	65,000	965,809	1,030,809	374,372	9/94	1/94	5-27.5 yrs
JEREMY ASSOCIATES	3,392,623	522,890	6,954,516	682,036	522,890	7,636,552	8,159,442	2,035,447	12/95	6/96	5-40 yrs
LONE STAR SR.	597,241	20,492	835,453	0	20,492	835,453	855,945	220,183	5/94	12/93	7-40 yrs
MADISON L.P.	638,577	42,707	810,978	14,549	32,568	825,527	858,095	328,119	10/94	12/93	5-27.5 yrs
MANSURA VILLA	941,157	20,254	301,687	1,016,398	25,000	1,318,085	1,343,085	315,682	8/95	5/94	5-27.5 yrs
MARTINDALE APTS.	659,419	40,270	861,032	29,803	40,270	890,835	931,105	247,088	1/94	12/93	7-40 yrs
MUNFORD VILLAGE	741,506	24,800	980,102	8,302	24,800	988,404	1,013,204	287,986	4/94	10/93	5-40 yrs
NORTHPOINTE LP	4,386,305	371,000	9,834,451	1,377	371,000	9,835,828	10,206,828	2,364,891	6/95	7/94	5-27.5 yrs
SAHALE HEIGHTS	838,107	72,000	1,062,350	111	72,000	1,062,461	1,134,461	422,072	6/94	1/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period						Life on which
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	depreciation is computed
SHERWOOD KNOLL	762,518	45,000	963,996	38,204	45,000	1,002,200	1,047,200	305,339	4/94	10/93	5-40 yrs
SUGARWOOD PARK	3,309,052	281,875	5,949,680	41,991	281,875	5,991,671	6,273,546	2,261,015	7/95	4/94	5-27.5 yrs
SUMMERSET HOUSING	920,632	68,665	1,160,825	(25,664)	68,665	1,135,161	1,203,826	375,572	11/95	1/94	7-27.5 yrs
VISTA’S ASSOC.	4,793,910	831,600	7,055,338	28,264	831,600	7,083,602	7,915,202	2,135,157	1/95	12/93	5-27.5 yrs
WEDGEWOOD LANE	978,734	85,000	1,106,604	37,185	85,000	1,143,789	1,228,789	345,243	9/94	6/94	5-40 yrs
WILLOWOOD PARK	3,935,570	511,051	6,867,791	184,024	511,051	7,051,815	7,562,866	2,797,411	12/94	11/93	5-27.5 yrs
	54,022,376	5,846,788	73,931,557	21,895,191	5,841,395	95,826,748	101,668,143	30,645,104

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2004.

There we no carrying costs as of December 31, 2004. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 19

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,012,131
Improvements, etc	0
Other	0
		$9,012,131
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/94		$9,012,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	24,845,235
Improvements, etc	13,156,474
Other	0
		$38,001,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/95		$47,013,840
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	410,291
Improvements, etc	52,257,570
Other	0
		$52,667,861
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/96		$99,681,701

Balance at close of period - 3/31/96		$99,681,701
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,406
Improvements, etc	594,800
Other	0
		$8,072,206
Deductions during period:
Cost of real estate sold	$(8,720,704)
Other	(124,499)
		(8,845,203)
Balance at close of period - 3/31/97		$98,908,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,896
Other	0
		$224,896
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$99,133,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,405
Other	0
		$228,405
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$99,362,005

Balance at close of period - 3/31/99		$99,362,005
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,218
Other	0
		$280,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$99,642,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	493,159
Other	0
		$493,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$100,135,382
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	432,177
Other	0
		$432,177
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$100,567,559

Balance at close of period - 3/31/02		$100,567,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,825
Other	0
		$77,825
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/03		$100,645,384
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	751,197
Other	0
		$751,197
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/04		$101,396,581
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	271,562
Other	0
		$271,562
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/05		$101,668,143

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$98,220
Balance at close of period - 3/31/94		$98,220
Current year expense	$418,177
Balance at close of period - 3/31/95		$516,397
Current year expense	$2,779,948
Balance at close of period - 3/31/96		$3,296,345
Current year expense	$2,591,856
Balance at close of period - 3/31/97		$5,888,201
Current year expense	$3,087,218
Balance at close of period - 3/31/98		$8,975,419
Current year expense	$3,096,686
Balance at close of period - 3/31/99		$12,072,105
Current year expense	$3,079,193
Balance at close of period - 3/31/00		$15,151,298
Current year expense	$3,106,817
Balance at close of period - 3/31/01		$18,258,115
Current year expense	$3,126,263
Balance at close of period - 3/31/02		$21,384,378
Current year expense	$2,850,562
Balance at close of period - 3/31/03		$24,234,940
Current year expense	$3,332,665
Balance at close of period - 3/31/04		$27,567,605
Current year expense	$3,077,499
Balance at close of period - 3/31/05		$30,645,104