Form 10-K, Exhibit 13
period 2006-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2006-12-21
CIK 879555

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
March 31, 2006, 2005 and 2004
FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND III L.P. -
SERIES 15 THROUGH SERIES 19
MARCH 31, 2006 AND 2005

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
March 31, 2006, 2005 and 2004
Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners Boston Capital Tax Credit Fund III L.P.
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2006 and 2005, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2006. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $1,411,770 and $4,977,942 of the total partnership assets as of March 31, 2006 and 2005, respectively, and $(1,029,722), $(1,183,870) and $(4,823,952), of the total partnership loss for the years ended March 31, 2006, 2005 and 2004, respectively; of the assets for Series 15 as of March 31, 2006 and 2005, $470,219 and $1,117,044, respectively, and of the loss for Series 15 for the years ended March 31, 2006, 2005 and 2004, $(371,366), $(342,864) and $(375,084), respectively; of the assets for Series 16 as of March 31, 2006 and 2005, $0 and $0, respectively, and of the loss for Series 16 for the years ended March 31, 2006, 2005 and 2004, $0, $(255,186) and $(1,419,520), respectively; of the assets for Series 17 as of March 31, 2006 and 2005, $468,682 and $1,406,061, respectively, and of the loss for Series 17 for the years ended March 31, 2006, 2005 and 2004, $(350,453), $(271,167) and $(818,796), respectively; of the assets for Series 18 as of March 31, 2006 and 2005, $143,473 and $0, respectively, and of the loss for Series 18 for the years ended March 31, 2006, 2005 and 2004, $(120,686), $(187,413) and $(1,260,419), respectively; and of the assets for Series 19 as of March 31, 2006 and 2005, $329,396 and $2,454,837, respectively, and of the loss for Series 19 for the years ended March 31, 2006, 2005 and 2004, $(187,217), $(127,240) and $(950,133), respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. — Series 15 through Series 19, in total and for each series, as of March 31, 2006 and 2005, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed under Item 15 (a) in the index are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, based on our audit and the reports of other auditors, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.
/s/Reznick Group, P.C.
Bethesda, Maryland
November 30, 2006

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS
March 31, 2006 and 2005

	Total
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$7,337,365	$21,243,365

OTHER ASSETS
Cash and cash equivalents	3,292,462	3,776,197
Notes receivable	—	201,109
Deferred acquisition costs, net of accumulated amortization	861,443	913,828
Other assets	78,475	1,455,952

	$11,569,745	$27,590,451

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$41,411	$1,145
Accounts payable — affiliates	23,452,067	21,838,219
Capital contributions payable	162,519	163,019

	23,655,997	22,002,383

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2006 and 2005	(10,077,051)	7,420,525
General partner	(2,009,201)	(1,832,457)

	(12,086,252)	5,588,068

	$11,569,745	$27,590,451

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 15
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$594,892	$1,479,898

OTHER ASSETS
Cash and cash equivalents	1,262,471	1,637,682
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	126,263	133,915
Other assets	27,002	21,368

	$2,010,628	$3,272,863

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable — affiliates	5,602,855	5,500,694
Capital contributions payable	4,208	4,208

	5,608,208	5,506,047

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2006 and 2005	(3,230,009)	(1,879,257)
General partner	(367,571)	(353,927)

	(3,597,580)	(2,233,184)

	$2,010,628	$3,272,863

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 16
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,974,221	$4,684,946

OTHER ASSETS
Cash and cash equivalents	572,534	386,390
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	174,902	185,502
Other assets	—	110,860

	$2,721,657	$5,367,698

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$40,266	$—
Accounts payable — affiliates	6,270,924	5,678,945
Capital contributions payable	71,862	72,362

	6,383,052	5,751,307

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2006 and 2005	(3,158,172)	86,836
General partner	(503,223)	(470,445)

	(3,661,395)	(383,609)

	$2,721,657	$5,367,698

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 17
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,915,188	$4,891,801

OTHER ASSETS
Cash and cash equivalents	1,238,050	1,549,157
Notes receivable	—	201,109
Deferred acquisition costs, net of accumulated amortization	180,996	192,310
Other assets	46,473	1,233,966

	$3,380,707	$8,068,343

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	6,120,716	5,946,771
Capital contributions payable	67,895	67,895

	6,188,611	6,014,666

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2006 and 2005	(2,350,393)	2,462,572
General partner	(457,511)	(408,895)

	(2,807,904)	2,053,677

	$3,380,707	$8,068,343

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 18
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$726,046	$1,935,611

OTHER ASSETS
Cash and cash equivalents	72,064	71,958
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	138,449	146,843
Other assets	5,000	88,604

	$941,559	$2,243,016

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	3,591,559	3,182,144
Capital contributions payable	18,554	18,554

	3,610,113	3,200,698

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2006 and 2005	(2,331,641)	(637,878)
General partner	(336,913)	(319,804)

	(2,668,554)	(957,682)

	$941,559	$2,243,016

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2006 and 2005

	Series 19
	2006	2005
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$2,127,018	$8,251,109

OTHER ASSETS
Cash and cash equivalents	147,343	131,010
Notes receivable	—	—
Deferred acquisition costs, net of accumulated amortization	240,833	255,258
Other assets	—	1,154

	$2,515,194	$8,638,531

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)
LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	1,866,013	1,529,665
Capital contributions payable	—	—

	1,866,013	1,529,665

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2006 and 2005	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2006 and 2005	993,164	7,388,252
General partner	(343,983)	(279,386)

	649,181	7,108,866

	$2,515,194	$8,638,531

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS
Years ended March 31, 2006, 2005 and 2004

	Total
	2006	2005	2004
Income
Interest income	$17,903	$9,210	$12,206
Other income	32,509	15,730	17,897

Total income	50,412	24,940	30,103

Share of losses from operating limited partnerships	(3,518,129)	(12,401,037)	(9,459,170)

Expenses
Professional fees	292,370	210,010	219,655
Partnership management fee	2,098,275	1,666,693	2,202,369
Amortization	52,384	354,082	68,754
Impairment loss	11,603,236	18,797,540	1,136,378
General and administrative expenses	160,338	146,436	191,263

	14,206,603	21,174,761	3,818,419

NET LOSS	$(17,674,320)	$(33,550,858)	$(13,247,486)

Net loss allocated to general partner	$(176,744)	$(335,508)	$(132,474)

Net loss allocated to assignees	$(17,497,576)	$(33,215,350)	$(13,115,012)

Net loss per BAC	$(0.80)	$(1.51)	$(0.60)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 15
	2006	2005	2004
Income
Interest income	$6,699	$2,762	$3,752
Other income	175	6,415	3,055

Total income	6,874	9,177	6,807

Share of losses from operating limited partnerships	(301,091)	(3,263,652)	(1,044,879)

Expenses
Professional fees	63,873	45,203	48,823
Partnership management fee	427,061	186,914	462,499
Amortization	7,652	60,550	10,511
Impairment loss	540,269	1,542,187	—
General and administrative expenses	31,324	29,575	44,282

	1,070,179	1,864,429	566,115

NET LOSS	$(1,364,396)	$(5,118,904)	$(1,604,187)

Net loss allocated to general partner	$(13,644)	$(51,189)	$(16,042)

Net loss allocated to assignees	$(1,350,752)	$(5,067,715)	$(1,588,145)

Net loss per BAC	$(0.35)	$(1.32)	$(0.41)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 16
	2006	2005	2004
Income
Interest income	$3,019	$2,507	$2,995
Other income	2,637	2,253	4,610

Total income	5,656	4,760	7,605

Share of losses from operating limited partnerships	(302,965)	(1,548,383)	(2,471,947)

Expenses
Professional fees	65,259	44,700	44,282
Partnership management fee	550,166	593,725	598,700
Amortization	10,600	126,268	16,851
Impairment loss	2,317,370	5,216,286	310,154
General and administrative expenses	37,082	33,026	45,110

	2,980,477	6,014,005	1,015,097

NET LOSS	$(3,277,786)	$(7,557,628)	$(3,479,439)

Net loss allocated to general partner	$(32,778)	$(75,576)	$(34,794)

Net loss allocated to assignees	$(3,245,008)	$(7,482,052)	$(3,444,645)

Net loss per BAC	$(0.60)	$(1.38)	$(0.63)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 17
	2006	2005	2004
Income
Interest income	$6,253	$2,506	$3,317
Other income	5,839	1,210	5,384

Total income	12,092	3,716	8,701

Share of losses from operating limited partnerships	(696,243)	(3,737,706)	(2,291,175)

Expenses
Professional fees	55,452	40,377	41,377
Partnership management fee	456,419	199,263	478,680
Amortization	11,312	87,588	15,550
Impairment loss	3,620,144	3,301,027	87,340
General and administrative expenses	34,103	31,089	45,423

	4,177,430	3,659,344	668,370

NET LOSS	$(4,861,581)	$(7,393,334)	$(2,950,844)

Net loss allocated to general partner	$(48,616)	$(73,933)	$(29,508)

Net loss allocated to assignees	$(4,812,965)	$(7,319,401)	$(2,921,336)

Net loss per BAC	$(0.96)	$(1.46)	$(0.58)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 18
	2006	2005	2004
Income
Interest income	$689	$533	$894
Other income	10,855	352	2,448

Total income	11,544	885	3,342

Share of losses from operating limited partnerships	(543,556)	(1,905,671)	(1,890,630)

Expenses
Professional fees	41,803	48,159	50,624
Partnership management fee	354,643	358,581	323,356
Amortization	8,391	65,247	11,414
Impairment loss	747,347	3,936,899	584,884
General and administrative expenses	26,676	26,026	28,277

	1,178,860	4,434,912	998,555

NET LOSS	$(1,710,872)	$(6,339,698)	$(2,885,843)

Net loss allocated to general partner	$(17,109)	$(63,397)	$(28,858)

Net loss allocated to assignees	$(1,693,763)	$(6,276,301)	$(2,856,985)

Net loss per BAC	$(0.47)	$(1.74)	$(0.79)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 19
	2006	2005	2004
Income
Interest income	$1,243	$902	$1,248
Other income	13,003	5,500	2,400

Total income	14,246	6,402	3,648

Share of losses from operating limited partnerships	(1,674,274)	(1,945,625)	(1,760,539)

Expenses
Professional fees	65,983	31,571	34,549
Partnership management fee	309,986	328,210	339,134
Amortization	14,429	14,429	14,428
Impairment loss	4,378,106	4,801,141	154,000
General and administrative expenses	31,153	26,720	28,171

	4,799,657	5,202,071	570,282

NET LOSS	$(6,459,685)	$(7,141,294)	$(2,327,173)

Net loss allocated to general partner	$(64,597)	$(71,413)	$(23,272)

Net loss allocated to assignees	$(6,395,088)	$(7,069,881)	$(2,303,901)

Net loss per BAC	$(1.57)	$(1.73)	$(0.56)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
Years ended March 31, 2006, 2005 and 2004

		General
Total	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$53,883,221	$(1,364,475)	$52,518,746

Net loss	(13,115,012)	(132,474)	(13,247,486)

Partners’ capital (deficit), March 31, 2004	40,768,209	(1,496,949)	39,271,260

Distributions to partners	(132,334)	—	(132,334)

	(33,215,350)	(335,508)	(33,550,858)

Partners’ capital (deficit), March 31, 2005	7,420,525	(1,832,457)	5,588,068

Net loss	(17,497,576)	(176,744)	(17,674,320)

Partners’ capital (deficit), March 31, 2006	$(10,077,051)	$(2,009,201)	$(12,086,252)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 15	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$4,884,170	$(286,696)	$4,597,474

Net loss	(1,588,145)	(16,042)	(1,604,187)

Partners’ capital (deficit), March 31, 2004	3,296,025	(302,738)	2,993,287

Distributions to partners	(107,567)	—	(107,567)

	(5,067,715)	(51,189)	(5,118,904)

Partners’ capital (deficit), March 31, 2005	(1,879,257)	(353,927)	(2,233,184)

Net loss	(1,350,752)	(13,644)	(1,364,396)

Partners’ capital (deficit), March 31, 2006	$(3,230,009)	$(367,571)	$(3,597,580)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 16	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$11,013,533	$(360,075)	$10,653,458

Net loss	(3,444,645)	(34,794)	(3,479,439)

Partners’ capital (deficit), March 31, 2004	7,568,888	(394,869)	7,174,019

Distributions to partners	—	—	—

	(7,482,052)	(75,576)	(7,557,628)

Partners’ capital (deficit), March 31, 2005	86,836	(470,445)	(383,609)

Net loss	(3,245,008)	(32,778)	(3,277,786)

Partners’ capital (deficit), March 31, 2006	$(3,158,172)	$(503,223)	$(3,661,395)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 17	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$12,728,076	$(305,454)	$12,422,622

Net loss	(2,921,336)	(29,508)	(2,950,844)

Partners’ capital (deficit), March 31, 2004	9,806,740	(334,962)	9,471,778

Distributions to partners	(24,767)	—	(24,767)

	(7,319,401)	(73,933)	(7,393,334)

Partners’ capital (deficit), March 31, 2005	2,462,572	(408,895)	2,053,677

Net loss	(4,812,965)	(48,616)	(4,861,581)

Partners’ capital (deficit), March 31, 2006	$(2,350,393)	$(457,511)	$(2,807,904)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 18	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$8,495,408	$(227,549)	$8,267,859

Net loss	(2,856,985)	(28,858)	(2,885,843)

Partners’ capital (deficit), March 31, 2004	5,638,423	(256,407)	5,382,016

Distributions to partners	—	—	—
	(6,276,301)	(63,397)	(6,339,698)

Partners’ capital (deficit), March 31, 2005	(637,878)	(319,804)	(957,682)

Net loss	(1,693,763)	(17,109)	(1,710,872)

Partners’ capital (deficit), March 31, 2006	$(2,331,641)	$(336,913)	$(2,668,554)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2006, 2005 and 2004

		General
Series 19	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2003	$16,762,034	$(184,701)	$16,577,333

Net loss	(2,303,901)	(23,272)	(2,327,173)

Partners’ capital (deficit), March 31, 2004	14,458,133	(207,973)	14,250,160

Distributions to partners	—	—	—

	(7,069,881)	(71,413)	(7,141,294)

Partners’ capital (deficit), March 31, 2005	7,388,252	(279,386)	7,108,866

Net loss	(6,395,088)	(64,597)	(6,459,685)

Partners’ capital (deficit), March 31, 2006	$993,164	$(343,983)	$649,181

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS
Years ended March 31, 2006, 2005 and 2004

	Total
	2006	2005	2004
Cash flows from operating activities
Net loss	$(17,674,320)	$(33,550,858)	$(13,247,486)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	3,518,129	12,401,037	9,459,170
Distributions received from operating limited partnerships	82,150	43,280	169,226
Impairment loss	11,603,236	18,797,540	1,136,378
Amortization	52,384	354,082	68,754
Changes in assets and liabilities
Other assets	85,044	—	—
Accounts payable and accrued expenses	40,266	—	(7,500)
Accounts payable — affiliates	1,656,375	2,517,620	1,258,295

Net cash provided by (used in) operating activities	(636,736)	562,701	(1,163,163)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(500)	(37,498)	(1,500)
(Advance)/repayments (to)/from operating limited partnerships	—	96,741	1,081,417
Proceeds from disposition of operating limited partnerships	153,501	2,124,534	168,143

Net cash provided by (used in) investing activities	153,001	2,183,777	1,248,060

Cash flows from financing activities
Distributions to partners	—	(132,334)	—

	—	(132,334)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(483,735)	2,614,144	84,897

Cash and cash equivalents, beginning	3,776,197	1,162,053	1,077,156

Cash and cash equivalents, end	$3,292,462	$3,776,197	$1,162,053

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 15
	2006	2005	2004
Cash flows from operating activities
Net loss	$(1,364,396)	$(5,118,904)	$(1,604,187)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	301,091	3,263,652	1,044,879
Distributions received from operating limited partnerships	—	253	—
Impairment loss	540,269	1,542,187	—
Amortization	7,652	60,550	10,511
Changes in assets and liabilities
Other assets	(20,635)	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	124,513	478,228	(17,105)

Net cash provided by (used in) operating activities	(411,506)	225,966	(565,902)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(11,998)	—
(Advance)/repayments (to)/from operating limited partnerships	—	78,284	508,254
Proceeds from disposition of operating limited partnerships	36,295	1,106,404	136,352

Net cash provided by (used in) investing activities	36,295	1,172,690	644,606

Cash flows from financing activities
Distributions to partners	—	(107,567)	—

	—	(107,567)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(375,211)	1,291,089	78,704

Cash and cash equivalents, beginning	1,637,682	346,593	267,889

Cash and cash equivalents, end	$1,262,471	$1,637,682	$346,593

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 16
	2006	2005	2004
Cash flows from operating activities
Net loss	$(3,277,786)	$(7,557,628)	$(3,479,439)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	302,965	1,548,383	2,471,947
Distributions received from operating limited partnerships	5,850	52,769	46,358
Impairment loss	2,317,370	5,216,286	310,154
Amortization	10,600	126,268	16,851
Changes in assets and liabilities
Other assets	110,860	—	—
Accounts payable and accrued expenses	40,266	—	—
Accounts payable — affiliates	591,979	691,979	591,980

Net cash provided by (used in) operating activities	102,104	78,057	(42,149)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(500)	(1,500)	(1,500)
(Advance)/repayments (to)/from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	84,540	—	—

Net cash provided by (used in) investing activities	84,040	(1,500)	(1,500)

Cash flows from financing activities
Distributions to partners	—	—	—

	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	186,144	76,557	(43,649)

Cash and cash equivalents, beginning	386,390	309,833	353,482

Cash and cash equivalents, end	$572,534	$386,390	$309,833

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 17
	2006	2005	2004
Cash flows from operating activities
Net loss	$(4,861,581)	$(7,393,334)	$(2,950,844)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	696,243	3,737,706	2,291,175
Distributions received from operating limited partnerships	1,170	10,857	5,736
Impairment loss	3,620,144	3,301,027	87,340
Amortization	11,312	87,588	15,550
Changes in assets and liabilities
Other assets	(5,181)	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	194,120	493,650	(9,875)

Net cash provided by (used in) operating activities	(343,773)	237,494	(560,918)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments (to)/from operating limited partnerships	—	75,000	573,163
Proceeds from disposition of operating limited partnerships	32,666	1,018,130	31,791

Net cash provided by (used in) investing activities	32,666	1,093,130	604,954

Cash flows from financing activities
Distributions to partners	—	(24,767)	—

	—	(24,767)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(311,107)	1,305,857	44,036

Cash and cash equivalents, beginning	1,549,157	243,300	199,264

Cash and cash equivalents, end	$1,238,050	$1,549,157	$243,300

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 18
	2006	2005	2004
Cash flows from operating activities
Net loss	$(1,710,872)	$(6,339,698)	$(2,885,843)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	543,556	1,905,671	1,890,630
Distributions received from (refunded to) operating limited partnerships	2,269	(20,664)	45,965
Impairment loss	747,347	3,936,899	584,884
Amortization	8,391	65,247	11,414
Changes in assets and liabilities
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	409,415	442,415	381,948

Net cash provided by (used in) operating activities	106	(10,130)	28,998

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments (to)/from operating limited partnerships	—	(56,543)	—
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	—	(56,543)	—

Cash flows from financing activities
Distributions to partners	—	—	—

	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	106	(66,673)	28,998

Cash and cash equivalents, beginning	71,958	138,631	109,633

Cash and cash equivalents, end	$72,064	$71,958	$138,631

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2006, 2005 and 2004

	Series 19
	2006	2005	2004
Cash flows from operating activities
Net loss	$(6,459,685)	$(7,141,294)	$(2,327,173)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,674,274	1,945,625	1,760,539
Distributions received from operating limited partnerships	72,861	65	71,167
Impairment loss	4,378,106	4,801,141	154,000
Amortization	14,429	14,429	14,428
Changes in assets and liabilities
Other assets
Accounts payable and accrued expenses	—	—	(7,500)
Accounts payable — affiliates	336,348	411,348	311,347

Net cash provided by (used in) operating activities	16,333	31,314	(23,192)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(24,000)	—
(Advance)/repayments (to)/from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	—	(24,000)	—

Cash flows from financing activities
Distributions to partners	—	—	—

	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	16,333	7,314	(23,192)

Cash and cash equivalents, beginning	131,010	123,696	146,888

Cash and cash equivalents, end	$147,343	$131,010	$123,696

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS
March 31, 2006, 2005 and 2004

NOTE A —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
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
The BACs issued and outstanding in each series at March 31, 2006 and 2005 are as follows:

Series 15	3,870,500
Series 16	5,429,402
Series 17	5,000,000
Series 18	3,616,200
Series 19	4,080,000

Total	21,996,102

In accordance with the limited partnership agreements, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
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
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2006	2005
Series 15	$159,007	$144,006
Series 16	8,018	8,018
Series 17	74,109	66,212
Series 18	57,536	57,123
Series 19	1,154	—

	$299,824	$275,359

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss. Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment. In addition, deferred acquisition costs related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero. Accordingly, the partnership recorded an impairment loss of $11,603,236, $18,797,540 and $1,136,378 during the years ended March 31, 2006, 2005 and 2004, respectively.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
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
As of March 31, 2004, the partnership adopted FASB Interpretation No. 46 — Revised (“FIN 46R”), “Consolidation of Variable Interest Entities.” FIN 46R provides guidance on when a company should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected residual returns, or both.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Investments in Operating Limited Partnerships (Continued)
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
Accumulated amortization as of March 31, 2006 and 2005 is as follows:

	2006	2005
Series 15	$162,907	$155,255
Series 16	288,529	277,929
Series 17	246,753	235,440
Series 18	176,488	168,097
Series 19	157,219	142,791

	$1,031,896	$979,512

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Deferred Acquisition Costs (Continued)
The amortization of the deferred acquisition costs for each of the ensuing 5 years through March 31, 2011 is estimated to be $52,384 per year.
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Fiscal Year
For financial reporting purposes, the fund uses a March 31 year-end, whereas for income tax reporting purposes, the fund uses a calendar year. The operating limited partnerships use a calendar year for both financial and income tax reporting.
Net Income (Loss) per Beneficial Assignee Certificate
Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year. The number of units in each series at March 31, 2006, 2005 and 2004 are as follows:

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2006, 2005 and 2004, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:
Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The fee is payable without interest as sufficient funds became available from sales or refinancing proceeds from operating limited partnerships. The annual fund management fee charged to operations, net of reporting fees, during the years ended March 31, 2006, 2005 and 2004 by series, is as follows:

	2006	2005	2004
Series 15	$427,061	$186,914	$462,499
Series 16	550,166	593,725	598,700
Series 17	456,419	199,263	478,680
Series 18	354,643	358,581	323,356
Series 19	309,986	328,210	339,134

	$2,098,275	$1,666,693	$2,202,369

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2006, 2005 and 2004 charged to each series’ operations are as follows:

	2006	2005	2004
Series 15	$32,089	$18,309	$34,271
Series 16	35,683	19,276	31,287
Series 17	31,407	17,809	29,780
Series 18	25,697	14,604	19,803
Series 19	26,096	15,097	18,561

	$150,972	$85,095	$133,702

The Partnership had previously recorded and paid BCAMLP in connection with the disposition of certain Operating Partnerships certain amounts which were incorrectly referred to as sales preparation fees. The payments were actually for reimbursement of overhead and salary expenses incurred by Boston Capital and its Affiliates in connection with the disposition three Operating Partnerships.
During the current period, management of Boston Capital decided to discontinue requesting reimbursement for overheard and salary expenses related to the disposition of assets. Additionally, Boston Capital’s management has decided to reimburse all previous reimbursements for such items by reducing other liabilities due to Boston Capital and its Affiliates from the Partnership. The sales preparation fees reimbursed for Series 15 and Series 17 were $22,352 and $20,175 respectively.
During the year ended Mach 31, 2005, the partnership reimbursed Boston Capital Asset Management Limited Partnership for overhead and salary expenses in connection with the disposition of certain operating limited partnerships in Series 15 and Series 17. During the year ended March 31, 2005, the amount incurred for Series 15 was $18,362 and Series 17 was $16,897.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
During the year ended March 31, 2004, the partnership reimbursed Boston Capital Asset Management Limited Partnership for overhead and salary expenses in connection with the sale of certain operating limited partnerships in Series 15 and 17. During the year ended March 31, 2004, the amount incurred for Series 15 and 17 was $3,990 and $3,278, respectively.
Accounts payable — affiliates at March 31, 2006 and 2005 represents fund management fees and an operating limited partnership advance which are payable to Boston Capital Asset Management Limited Partnership. The carrying value of the accounts payable — affiliates approximates fair value.
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2006 and 2005, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 15	66	66
Series 16	62	64
Series 17	47	47
Series 18	34	34
Series 19	26	26

	235	237

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2006 the partnership disposed of two of the operating limited partnerships and received additional proceeds from two operating limited partnerships which were disposed of in the prior year. A summary of the dispositions by Series for March 31, 2006 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	—	—	$36,295	$36,295
Series 16	—	2	84,540	(23,530)
Series 17	—	—	32,666	32,666
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	—	2	$153,501	$45,431

During the year end March 31, 2005 the partnership disposed of two of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2005 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	—	1	$1,106,404	$(3,046,179)
Series 16	—	—	—	—
Series 17	—	1	1,018,130	(2,791,520)
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	—	2	$2,124,534	$(5,837,699)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2004 the partnership disposed of two of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2004 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	—	1	$136,352	$28,197
Series 16	—	—	—	—
Series 17	—	1	31,791	3,109
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	—	2	$168,143	$31,306

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships. These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction and/or operations.
The contributions payable to operating limited partnerships at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 15	$4,208	$4,208
Series 16	71,862	72,362
Series 17	67,895	67,895
Series 18	18,554	18,554
Series 19	—	—

	$162,519	$163,019

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$146,730,517	$23,053,125	$36,828,371

Acquisition costs of operating limited partnerships	17,601,230	2,136,641	4,361,999

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,232,841)	(16,705)	(483,322)

Cumulative impairment loss in investment in operating limited partnerships	(31,386,971)	(2,082,456)	(8,826,900)

Cumulative losses from operating limited partnerships	(124,317,938)	(22,495,713)	(29,905,927)

Investments in operating limited partnerships per balance sheets	7,337,365	594,892	1,974,221

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A)	(1,078,516)	(132,937)	(113,965)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,904,726)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(26,853,742)	(10,800,283)	(7,437,124)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	739,465	180,309	151,497

Cumulative impairment loss in investment in operating limited partnerships	31,386,972	2,082,456	8,826,900

Other	781,526	12,314	677,382

Equity per operating limited partnerships’ combined financial statements	$11,604,114	$(7,990,122)	$3,290,711

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$30,916,846	$26,416,735	$29,515,440

Acquisition costs of operating limited partnerships	3,782,255	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(127,060)	(136,944)	(468,810)

Cumulative impairment loss in investment in operating limited partnerships	(5,622,625)	(5,521,743)	(9,333,247)

Cumulative losses from operating limited partnerships	(27,034,228)	(23,562,901)	(21,319,169)

Investments in operating limited partnerships per balance sheets	1,915,188	726,046	2,127,018

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(4,378,592)	(3,133,940)	(1,103,803)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Cumulative impairment loss in investment in operating limited partnerships	5,622,625	5,521,743	9,333,248

Other	(10,361)	73,115	29,076

Equity per operating limited partnerships’ combined financial statements	$2,554,962	$3,460,895	$10,287,668

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$150,090,856	$23,053,125	$40,188,710

Acquisition costs of operating limited partnerships	17,700,013	2,136,641	4,460,782

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,150,691)	(16,705)	(477,473)

Cumulative impairment loss in investment in operating limited partnerships	(21,252,812)	(1,542,187)	(6,509,530)

Cumulative losses from operating limited partnerships	(124,087,366)	(22,150,976)	(32,977,543)

Investments in operating limited partnerships per balance sheets	21,243,368	1,479,898	4,684,946

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2005 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2004 (see note A)	(1,078,516)	(132,937)	(113,965)

The fund has recorded acquisition costs at March 31, 2005 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,904,726)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(19,891,318)	(9,480,451)	(5,105,889)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	739,465	180,309	151,497

Cumulative impairment loss in investment in operating limited partnerships	21,252,813	1,542,187	6,509,530

Other	750,559	15,337	666,262

Equity per operating limited partnerships’ combined financial statements	$22,307,415	$(6,322,530)	$6,004,181

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2005 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$30,916,843	$26,416,735	$29,515,440

Acquisition costs of operating limited partnerships	3,782,255	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(125,889)	(134,675)	(395,949)

Cumulative impairment loss in investment in operating limited partnerships	(3,388,367)	(4,857,587)	(4,955,141)

Cumulative losses from operating limited partnerships	(26,293,041)	(23,019,761)	(19,646,045)

Investments in operating limited partnerships per balance sheets	4,891,801	1,935,611	8,251,109

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2004 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2003 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2004 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(2,988,161)	(1,655,185)	(661,632)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Cumulative impairment loss in investment in operating limited partnerships	3,388,367	4,857,587	4,955,142

Other	(36,795)	75,122	30,633

Equity per operating limited partnerships’ combined financial statements	$4,661,314	$5,487,066	$12,477,381

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships at December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$321,081,575	$53,804,608	$78,070,091

Land	25,452,842	4,592,814	5,157,885

Other assets	36,965,381	8,937,520	9,941,760

	$383,499,798	$67,334,942	$93,169,736

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$323,320,829	$71,154,400	$75,378,295

Accounts payable and accrued expenses	14,547,477	919,138	6,319,980

Other liabilities	31,307,263	3,225,408	5,275,636

	369,175,569	75,298,946	86,973,911

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	11,604,111	(7,990,122)	3,290,711
Other partners	2,720,118	26,118	2,905,114

	14,324,229	(7,964,004)	6,195,825

	$383,499,798	$67,334,942	$93,169,736

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships at December 31, 2005 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$77,755,113	$49,085,784	$62,365,979

Land	6,497,315	3,363,433	5,841,395

Other assets	8,443,631	5,156,585	4,485,885

	$92,696,059	$57,605,802	$72,693,259

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$80,772,183	$42,760,206	$53,255,745

Accounts payable and accrued expenses	1,847,829	3,479,979	1,980,551

Other liabilities	10,126,354	6,494,667	6,185,198

	92,746,366	52,734,852	61,421,494

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	2,554,959	3,460,895	10,287,668
Other partners	(2,605,266)	1,410,055	984,097

	(50,307)	4,870,950	11,271,765

	$92,696,059	$57,605,802	$72,693,259

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships at December 31, 2004 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$58,980,939	$11,077,288	$13,316,776
Interest and other	3,549,031	1,445,196	509,700

	62,529,970	12,522,484	13,826,476

Expenses
Interest	15,253,869	2,451,939	2,811,681
Depreciation and amortization	17,304,136	3,307,014	4,195,283
Taxes and insurance	8,573,097	1,623,654	2,012,956
Repairs and maintenance	12,262,347	2,530,644	2,848,350
Operating expenses	20,083,851	3,703,850	4,504,372
Other expenses	1,502,119	743,905	178,592

	74,979,419	14,361,006	16,551,234

NET LOSS	$(12,449,449)	$(1,838,522)	$(2,724,758)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(11,432,430)	$(2,525,834)	$(2,632,449)

Net loss allocated to other partners	$(1,017,019)	$687,312	$(92,309)

*	Amounts include $2,181,097, $2,353,014, $1,382,534, $1,483,682, and $441,017 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$14,952,587	$8,066,043	$11,568,245
Interest and other	826,975	255,588	511,572

	15,779,562	8,321,631	12,079,817

Expenses
Interest	4,270,237	2,099,231	3,620,781
Depreciation and amortization	3,984,108	2,660,275	3,157,456
Taxes and insurance	1,953,933	1,160,161	1,822,393
Repairs and maintenance	3,437,391	1,581,326	1,864,636
Operating expenses	5,051,351	2,854,792	3,969,486
Other expenses	167,600	236,103	175,919

	18,864,620	10,591,888	14,610,671

NET LOSS	$(3,085,058)	$(2,270,257)	$(2,530,854)

Net loss allocated to Boston

Capital Tax Credit Fund III L.P.*	$(2,131,618)	$(2,027,238)	$(2,115,291)

Net loss allocated to other partners	$(953,440)	$(243,019)	$(415,563)

*	Amounts include $2,181,097, $2,353,014, $1,382,534, $1,483,682, and $441,017 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$59,366,277	$11,009,637	$14,031,581
Interest and other	3,693,610	939,847	518,148

	63,059,887	11,949,484	14,549,729

Expenses
Interest	15,640,453	2,503,274	3,215,239
Depreciation and amortization	17,707,870	3,372,711	4,521,303
Taxes and insurance	8,763,007	1,648,233	2,105,923
Repairs and maintenance	11,825,326	2,379,955	2,834,667
Operating expenses	19,436,889	3,635,801	4,819,223
Other expenses	1,996,566	867,817	238,349

	75,370,111	14,407,791	17,734,704

NET LOSS	$(12,310,224)	$(2,458,307)	$(3,184,975)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(11,364,987)	$(2,454,426)	$(2,729,109)

Net loss allocated to other partners	$(945,237)	$(3,881)	$(455,866)

*	Amounts include $2,236,953, $1,180,726, $711,882, $408,340, and $263,746 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2004 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$14,893,243	$7,820,197	$11,611,619
Interest and other	1,637,723	234,556	363,336

	16,530,966	8,054,753	11,974,955

Expenses
Interest	4,125,007	2,093,137	3,703,796
Depreciation and amortization	3,999,711	2,653,403	3,160,742
Taxes and insurance	1,949,349	1,139,442	1,920,060
Repairs and maintenance	3,209,192	1,616,588	1,784,924
Operating expenses	4,432,025	2,808,854	3,740,986
Other expenses	215,765	301,539	373,096

	17,931,049	10,612,963	14,683,604

NET LOSS	$(1,400,083)	$(2,558,210)	$(2,708,649)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,658,068)	$(2,314,011)	$(2,209,373)

Net loss allocated to other partners	$257,985	$(244,199)	$(499,276)

*	Amounts include $2,236,953, $1,180,726, $711,882, $408,340, and $263,746 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$63,017,295	$13,158,882	$13,669,331
Interest and other	2,617,256	401,255	632,555

	65,634,551	13,560,137	14,301,886

Expenses
Interest	18,379,286	3,441,410	3,385,528
Depreciation and amortization	19,237,704	4,113,421	4,540,081
Taxes and insurance	9,418,586	1,916,762	2,343,147
Repairs and maintenance	12,682,168	2,883,343	2,877,862
Operating expenses	19,745,467	4,052,482	4,584,185
Other expenses	1,697,470	310,998	220,993

	81,160,681	16,718,416	17,951,796

NET LOSS	$(15,526,130)	$(3,158,279)	$(3,649,910)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(13,270,258)	$(2,714,253)	$(3,479,688)

Net loss allocated to other partners	$(2,255,872)	$(444,026)	$(170,222)

*	Amounts include $1,641,177, $1,007,741, $642,170, $321,132, and $167,562 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2003 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$16,941,934	$7,762,768	$11,484,380
Interest and other	947,992	218,596	416,858

	17,889,926	7,981,364	11,901,238

Expenses
Interest	5,600,094	2,170,523	3,781,731
Depreciation and amortization	4,751,784	2,676,743	3,155,675
Taxes and insurance	2,188,913	1,135,847	1,833,917
Repairs and maintenance	3,723,698	1,470,995	1,726,270
Operating expenses	4,832,781	2,604,886	3,671,133
Other expenses	719,448	311,167	134,864

	21,816,718	10,370,161	14,303,590

NET LOSS	$(3,926,792)	$(2,388,797)	$(2,402,352)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,936,454)	$(2,211,762)	$(1,928,101)

Net loss allocated to other partners	$(990,338)	$(177,035)	$(474,251)

*	Amounts include $1,641,177, $1,007,741, $642,170, $321,132, and $167,562 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

NOTE D — NOTES RECEIVABLE
Notes receivable at March 31, 2006 and 2005 consist of advance installments of capital contributions to operating limited partnerships. The notes at March 31, 2005 and 2004 are comprised of noninterest bearing and interest bearing notes with rates ranging from 3.66% to prime plus 3%. Prime was 7.75% and 5.75% as of March 31, 2006 and 2005, respectively. These notes are secured by future installments of capital contributions or paid upon demand. The carrying value of the notes receivable at March 31, 2006 and 2005 approximates fair value. The notes at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 15	$—	$—
Series 16	—	—
Series 17	—	201,109
Series 18	—	—
Series 19	—	—

	$—	$201,109

NOTE E — OTHER ASSETS
In addition, other assets include cash advanced to operating limited partnerships at March 31, 2006 and 2005, some of which is to be applied to capital contributions payable when certain criteria have been met. The advances at March 31, 2006 and 2005 by series are as follows:

	2006	2005
Series 15	$—	$—
Series 16	—	110,860
Series 17	46,473	1,212,924
Series 18	5,000	49,947
Series 19	—	—

	$51,473	$1,373,731

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 15	Series 16
Net loss for financial reporting purposes	$(17,674,320)	$(1,364,396)	$(3,277,786)

Operating limited partnership rents received in advance	17,397	1,974	2,667

Accrued fund management fees not deducted for tax purposes	1,656,375	124,513	591,979

Other	1,542,570	255,214	24,196

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(7,841,344)	(2,181,097)	(2,353,014)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	31,386,972	2,082,456	8,826,900

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,273,533)	(311,854)	(213,290)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(23,143,198)	(3,141,932)	(6,618,269)

Loss for tax return purposes, year ended December 31, 2005	$(15,329,081)	$(4,535,122)	$(3,016,617)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 17	Series 18	Series 19
Net loss for financial reporting purposes	$(4,861,581)	$(1,710,872)	$(6,459,685)

Operating limited partnership rents received in advance	12,372	384	—

Accrued fund management fees not deducted for tax purposes	194,120	409,415	336,348

Other	1,210,698	10,975	41,487

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,382,534)	(1,483,682)	(441,017)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	5,622,625	5,521,743	9,333,248

Excess of tax depreciation over book depreciation on operating limited partnership assets	(440,608)	(111,102)	(196,679)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,625,988)	(4,853,702)	(4,903,307)

Loss for tax return purposes, year ended December 31, 2005	$(3,270,896)	$(2,216,841)	$(2,289,605)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Total	Series 15	Series 16
Net loss for financial reporting purposes	$(33,550,858)	$(5,118,904)	$(7,557,628)

Operating limited partnership rents received in advance	50,001	1,976	34,290

Accrued fund management fees not deducted for tax purposes	2,457,154	478,228	691,980

Other	(230,720)	333,002	(472,980)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,924,889)	(2,247,379)	(1,180,726)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	18,797,540	1,542,187	5,216,286

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,322,612)	(291,762)	(259,873)

Difference due to fiscal year for book purposes and calendar year for tax purposes	4,622,445	2,393,803	(122,434)

Loss for tax return purposes, year ended December 31, 2004	$(14,101,939)	$(2,908,849)	$(3,651,085)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2005 is reconciled as follows:

	Series 17	Series 18	Series 19
Net loss for financial reporting purposes	$(7,393,334)	$(6,339,698)	$(7,141,294)

Operating limited partnership rents received in advance	(5,308)	696	18,347

Accrued fund management fees not deducted for tax purposes	493,650	381,948	411,348

Other	(193,408)	97,528	5,138

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(767,575)	(465,463)	(263,746)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	3,301,027	3,936,899	4,801,141

Excess of tax depreciation over book depreciation on operating limited partnership assets	(383,483)	(166,598)	(220,896)

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,302,027	124,307	(75,258)

Loss for tax return purposes, year ended December 31, 2004	$(2,646,404)	$(2,430,381)	$(2,465,220)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Total	Series 15	Series 16
Net loss for financial reporting purposes	$(13,247,486)	$(1,604,187)	$(3,479,439)

Operating limited partnership rents received in advance	(7,847)	(15,176)	363

Accrued fund management fees not deducted for tax purposes	1,793,157	196,461	591,980

Other	737,828	390,514	(196,503)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(3,932,199)	(1,774,757)	(1,016,059)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	1,136,378	—	310,154

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,457,442)	(332,993)	(124,429)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(16,294)	368,137	97,756

Loss for tax return purposes, year ended December 31, 2003	$(14,993,905)	$(2,772,001)	$(3,816,177)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2004 is reconciled as follows:

	Series 17	Series 18	Series 19
Net loss for financial reporting purposes	$(2,950,844)	$(2,885,843)	$(2,327,173)

Operating limited partnership rents received in advance	(170)	(7,358)	14,494

Accrued fund management fees not deducted for tax purposes	311,420	381,948	311,348

Other	722,623	10,732	(189,538)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(652,689)	(321,132)	(167,562)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	87,340	584,884	154,000

Excess of tax depreciation over book depreciation on operating limited partnership assets	(547,123)	(185,692)	(267,205)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(39,340)	(228,172)	(214,675)

Loss for tax return purposes, year ended December 31, 2003	$(3,068,783)	$(2,650,633)	$(2,686,311)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006, are as follows:

	Total	Series 15	Series 16
Investments in operating limited partnerships — tax return December 31, 2005	$(4,655,017)	$(10,441,363)	$(1,006,268)

Estimated share of loss for the three months ended March 31, 2006	(2,195,770)	(472,214)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	26,853,742	10,800,283	7,437,124

Impairment loss in investment in operating limited partnerships	(31,386,972)	(2,082,456)	(8,826,900)

Historic tax credits	5,325,806	—	1,844,836

Other	13,395,576	2,790,642	2,525,429

Investments in operating limited partnerships — as reported	$7,337,365	$594,892	$1,974,221

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2006, are as follows:

	Series 17	Series 18	Series 19
Investments in operating limited partnerships — tax return December 31, 2005	$115,725	$(148,187)	$6,825,076

Estimated share of loss for the three months ended March 31, 2006	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,378,592	3,133,940	1,103,803

Impairment loss in investment in operating limited partnerships	(5,622,625)	(5,521,743)	(9,333,248)

Historic tax credits	1,100,310	2,062,333	318,327

Other	2,695,626	1,817,386	3,566,493

Investments in operating limited partnerships — as reported	$1,915,188	$726,046	$2,127,018

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005, are as follows:

	Total	Series 15	Series 16
Investments in operating limited partnerships — tax return December 31, 2004	$12,307,036	$(4,926,511)	$1,872,521

Estimated share of loss for the three months ended March 31, 2005	(2,195,770)	(472,214)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	19,891,318	9,480,451	5,105,889

Impairment loss in investment in operating limited partnerships	(21,252,813)	(1,542,187)	(6,509,530)

Historic tax credits	3,589,533	1,852,569	—

Other	8,904,061	(2,912,210)	4,216,066

Investments in operating limited partnerships — as reported	$21,243,365	$1,479,898	$4,684,946

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE F — RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2005, are as follows:

	Series 17	Series 18	Series 19
Investments in operating limited partnerships — tax return December 31, 2004	$4,233,050	$1,959,563	$9,168,413

Estimated share of loss for the three months ended March 31, 2005	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,988,161	1,655,185	661,632

Impairment loss in investment in operating limited partnerships	(3,388,367)	(4,857,587)	(4,955,142)

Historic tax credits	1,100,310	318,327	318,327

Other	711,087	3,477,806	3,411,312

Investments in operating limited partnerships — as reported	$4,891,801	$1,935,611	$8,251,109

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE G — CASH EQUIVALENTS
On March 31, 2006 and 2005, Boston Capital Tax Credit Fund III L.P. purchased $3,200,000 and $3,600,000 of corporate debt securities under agreements to resell on April 1, 2006 and April 1, 2005, respectively. Interest is earned at rates ranging from .40% to .95% per annum.
NOTE H — CONTINGENCY
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2006, 2005 and 2004
NOTE I — QUARTERLY FINANCIAL INFORMATION
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2006

Total revenue	$8,096	$27,531	$4,877	$9,908

Loss from operations	(569,200)	(751,825)	(641,041)	(12,194,125)

Share of losses from Operating Limited Partnerships	(1,002,688)	(960,024)	(1,095,464)	(459,953)

Net loss	(1,571,888)	(1,711,849)	(1,736,505)	(12,654,078)

Net loss per BAC	(0.07)	(0.08)	(0.08)	(0.57)

2005

Total revenue	$3,196	$10,313	$2,201	$9,230

Loss from operations	(548,272)	(761,696)	(646,566)	(19,193,287)

Share of losses from Operating Limited Partnerships	(1,854,448)	(1,598,316)	(1,548,450)	(7,399,823)

Net loss	(2,402,720)	(2,360,012)	(2,195,016)	(26,593,110)

Net loss per BAC	(0.11)	(0.11)	(0.10)	(1.20)

2004

Total revenue	$4,521	$9,464	$14,611	$1,507

Loss from operations	(556,951)	(778,596)	(694,435)	(1,758,334)

Share of losses from Operating Limited Partnerships	(2,331,000)	(2,128,398)	(2,421,660)	(2,578,112)

Net loss	(2,887,951)	(2,906,994)	(3,116,095)	(4,336,446)

Net loss per BAC	(0.13)	(0.13)	(0.14)	(0.20)

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

APRIL GARDENS	1,433,832	50,000	1,773,331	25,673	50,000	1,799,004	1,849,004	936,642	5/93	9/92	5-27.5 yrs
ARKANSAS CITY	798,655	15,870	1,016,757	0	15,870	1,016,757	1,032,627	470,613	12/94	9/94	5-25 yrs
AUTUMNWOOD	1,274,738	50,000	1,669,609	20,780	50,000	1,690,389	1,740,389	824,354	1/93	8/92	5-27.5 yrs
BARTON VILLAGE	497,577	47,898	683,991	4,787	47,898	688,778	736,676	331,816	3/93	10/92	5-27.5 yrs
BECKWOOD MANOR EIGHT	1,192,246	60,000	1,498,746	13,990	58,000	1,512,736	1,570,736	645,550	8/95	8/94	5-27.5 yrs
BERGEN MANOR	984,011	42,000	1,256,858	57,312	42,000	1,314,170	1,356,170	681,255	7/92	7/92	7-27.5 yrs
BRIDLEWOOD	767,806	42,000	211,635	809,310	42,000	1,020,945	1,062,945	313,968	1/95	1/94	5-27.5 yrs
BRUNSWICK	787,464	69,000	953,553	11,477	69,214	965,030	1,034,244	488,955	9/92	4/92	7-27.5 yrs
BUENA VISTA APTS	1,418,944	75,000	1,767,511	18,983	75,000	1,786,494	1,861,494	937,708	1/92	3/92	7-27.5 yrs
CALEXICO SR	1,879,217	213,000	2,047,255	0	213,000	2,047,255	2,260,255	576,604	9/92	9/92	7-27.5 yrs
CHESTNUT HILL	721,049	40,000	904,814	17,675	40,000	922,489	962,489	335,756	9/92	9/92	7-27.5 yrs
CORALVILLE HOUSING	2,280,303	258,000	4,683,541	160,999	258,000	4,844,540	5,102,540	2,529,168	10/92	3/92	7-27.5 yrs
CURWENSVILLE	1,181,347	31,338	1,435,553	246,596	31,338	1,682,149	1,713,487	611,137	7/93	9/92	5-27.5 yrs
DEERFIELD	1,201,190	65,400	1,495,473	0	65,400	1,495,473	1,560,873	766,297	6/92	4/92	7-27.5 yrs
EAST MACHIAS	1,013,820	77,963	1,478,171	51,827	77,963	1,529,998	1,607,961	535,173	1/93	9/92	10-40 yrs
EAST PARK	492,714	2,000	980,413	45,737	2,000	1,026,150	1,028,150	469,509	1/94	6/94	5-27.5 yrs
EDGEWOOD	766,205	36,000	967,796	0	36,000	967,796	1,003,796	477,363	8/92	6/92	7-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

FAR VIEW	897,686	100,000	1,066,418	31,563	100,000	1,097,981	1,197,981	381,994	11/92	6/92	10-40 yrs
GRAHAM HOUSING	1,207,847	85,006	2,451,794	12,645	85,006	2,464,439	2,549,445	792,666	6/95	10/94	5-27.5 yrs
GRANTSVILLE	1,449,108	85,099	1,795,971	28,318	85,599	1,824,289	1,909,888	625,182	2/93	5/92	5-27.5 yrs
GREENTREE APTS	665,037	15,000	1,143,223	(9,253)	15,000	1,133,970	1,148,970	788,817	10/75	4/94	5-27.5 yrs
GREENWOOD VIL	656,125	20,123	893,915	8,589	20,123	902,504	922,627	433,487	5/93	8/92	5-27.5 yrs
HARRISONVILLE II	595,524	15,000	744,677	47,918	15,000	792,595	807,595	435,597	11/91	3/92	7-27.5 yrs
HEALDTON	679,109	15,000	868,469	0	15,000	868,469	883,469	266,017	12/94	8/94	5-27.5 yrs
HEARTHSIDE	1,840,168	95,000	2,967,134	(25,779)	95,000	2,941,355	3,036,355	1,276,559	11/92	4/92	7-27.5 yrs
HERONS LANDING	1,174,340	176,121	1,410,573	47,370	176,121	1,457,943	1,634,064	748,019	10/92	10/92	7-27.5 yrs
HIGGINSVILLE ESTATES	613,741	40,000	738,056	18,581	40,000	756,637	796,637	430,609	3/91	3/92	7-27.5 yrs
INV GROUP OF PAYSON	1,453,484	211,500	1,767,942	0	211,500	1,767,942	1,979,442	504,975	8/92	8/92	7-27.5 yrs
KEARNEY	619,228	30,000	763,159	24,574	30,000	787,733	817,733	435,583	1/92	5/92	7-27.5 yrs
LAKEVIEW	867,463	30,000	1,077,130	(900)	30,000	1,076,230	1,106,230	548,421	7/92	4/92	7-27.5 yrs
LAURELWOOD	1,043,568	58,500	1,268,491	751	58,500	1,269,242	1,327,742	651,853	2/92	3/92	7-27.5 yrs
LEBANON II	894,150	40,000	1,090,397	31,618	40,189	1,122,015	1,162,204	547,640	2/93	8/92	5-27.5 yrs
LEBANON III	617,210	26,750	766,992	99,230	26,750	866,222	892,972	441,148	2/92	3/92	7-27.5 yrs
LILAC	701,229	36,000	897,897	0	36,000	897,897	933,897	451,989	7/92	6/92	7-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

LIVINGSTON PLAZA	653,008	32,500	868,525	0	32,500	868,525	901,025	408,467	11/93	12/92	5-27.5 yrs
MADISON PARTNERS	1,170,598	47,340	1,452,910	44,312	47,340	1,497,222	1,544,562	663,384	12/94	3/95	5-27.5 yrs
MANNING LANE	1,435,204	73,600	1,771,816	6,478	73,600	1,778,294	1,851,894	869,220	3/93	8/92	5-27.5 yrs
MARSHALL LANE	539,657	20,000	672,691	1,718	20,000	674,409	694,409	332,520	12/92	8/92	5-27.5 yrs
MARYVILLE	701,588	57,000	834,823	38,852	57,000	873,675	930,675	475,866	3/92	5/92	7-27.5 yrs
MONARK VILLAGE	310,201	68,900	570,916	7,468	68,900	578,384	647,284	237,679	3/94	6/94	5-27.5 yrs
N. PRAIRIE	856,413	5,000	1,121,143	33,513	5,000	1,154,656	1,159,656	606,619	5/93	9/92	5-27.5 yrs
OAKGROVE	393,816	5,000	460,291	18,881	5,000	479,172	484,172	269,947	11/91	4/92	7-27.5 yrs
OAKWOOD	1,082,915	42,000	1,341,412	17,729	42,000	1,359,141	1,401,141	706,865	5/92	5/92	7-27.5 yrs
OSAGE	838,412	110,000	2,309,861	84,028	110,000	2,393,889	2,503,889	1,248,503	6/92	4/92	7-27.5 yrs
OSCEOLA	604,425	54,600	797,763	182,224	27,300	979,987	1,007,287	502,483	5/92	5/92	7-27.5 yrs
PDC FIFTY FIVE	1,254,852	50,170	1,576,823	14,276	50,170	1,591,099	1,641,269	738,305	9/93	10/92	5-27.5 yrs
RAINIER	3,544,759	521,000	5,852,852	122,482	521,000	5,975,334	6,496,334	2,203,123	1/93	4/92	5-27.5 yrs
RIDGEVIEW	855,619	42,800	1,027,499	8,637	42,800	1,036,136	1,078,936	538,464	1/92	3/92	7-27.5 yrs
RIO MEMBRES II	755,467	48,938	930,376	30,078	48,938	960,454	1,009,392	354,863	4/92	4/92	7-27.5 yrs
ROLLING BROOK	805,930	35,000	1,006,667	48,183	35,000	1,054,850	1,089,850	555,319	11/92	6/92	7-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SCHOOL STREET	637,647	127,852	1,353,622	139,110	38,509	1,492,732	1,531,241	857,535	5/92	4/92	5-27.5 yrs
SHENANDOAH	1,435,693	67,500	1,754,599	23,199	67,500	1,777,798	1,845,298	841,420	2/93	8/92	5-27.5 yrs
SHOWBOAT MANOR	776,128	31,200	968,253	18,535	31,200	986,788	1,017,988	523,042	2/92	7/92	5-27.5 yrs
SIOUX FALLS	1,100,657	146,694	2,656,753	85,748	146,694	2,742,501	2,889,195	1,429,178	9/92	5/92	7-27.5 yrs
SUNSET SQUARE	721,359	50,000	896,507	11,950	50,000	908,457	958,457	336,136	8/92	9/92	7-27.5 yrs
TAYLOR MILLS	750,438	24,000	936,166	0	24,000	936,166	960,166	478,758	5/92	4/92	7-27.5 yrs
TIMMONS VILLAGE	608,182	15,000	754,172	7,019	38,500	761,191	799,691	384,695	7/92	5/92	7-27.5 yrs
UNIVERSITY MEADOWS	2,210,149	62,985	3,579,473	49,855	62,985	3,629,328	3,692,313	1,921,082	12/92	6/92	5-28 yrs
VALATIE	1,269,811	30,000	1,712,263	88,382	30,000	1,800,645	1,830,645	911,454	4/93	6/92	7-27.5 yrs
VIRGEN DEL POZO	3,268,862	120,000	4,274,133	207,046	120,000	4,481,179	4,601,179	2,026,647	7/93	8/92	5-27.5 yrs
VILLA DEL MAR	1,433,997	50,000	1,792,888	70,354	50,000	1,863,242	1,913,242	999,043	8/92	8/92	7-27.5 yrs
WACHULA	1,444,283	66,720	1,770,669	31,452	66,720	1,802,121	1,868,841	887,949	10/92	9/92	5-27.5 yrs
WEEDPATCH	1,922,505	272,000	2,246,927	20,248	272,000	2,267,175	2,539,175	580,157	9/94	1/94	5-50 yrs
WESTERNPORT	1,450,976	18,645	1,833,384	63,007	18,645	1,896,391	1,915,036	876,676	2/93	7/92	5-27.5 yrs
WHITEWATER VILL	513,065	18,542	637,048	5,396	18,542	642,444	660,986	320,275	11/92	8/92	7-27.5 yrs
WOOD PARK POINTE	1,141,649	117,500	1,329,664	(1,318,376)	117,500	11,288	128,788	9,583	5/92	6/92	5-27.5 yrs

	71,154,400	4,687,054	97,630,134	1,962,155	4,592,814	99,592,289	104,185,103	45,787,681

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2005
There were no carrying costs as of December 31, 2005. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,786,120
Other	0

		$64,786,120
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/93		$64,786,120
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,271,170
Other	0

		$52,271,170
Deductions during period:
Cost of real estate sold	$0
Other	(69,144)

		(69,144)

Balance at close of period — 3/31/94		$116,988,146
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,630,188
Improvements, etc	182,886
Other	0

		$10,813,074
Deductions during period:
Cost of real estate sold	$0
Other	(927,768)

		(927,768)

Balance at close of period — 3/31/95		$126,873,452

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (Continued)

Balance at close of period — 3/31/95		$126,873,452
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,482
Improvements, etc	998,864
Other	0

		$8,476,346
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$135,349,798
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	102,413
Improvements, etc	0
Other	0

		$102,413
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$135,452,211
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	136,931
Other	0

		$136,931
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$135,589,142

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (Continued)

Balance at close of period — 3/31/98		$135,589,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,180
Other	0

		$229,180
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$135,818,322
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	203,110
Other	0

		$203,110
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$136,021,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,095
Other	0

		$215,095
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)

		(500,929)

Balance at close of period — 3/31/01		$135,735,598

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (Continued)

Balance at close of period — 3/31/01		$135,735,598
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,538
Other	0

		$422,538
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$136,198,136
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,190
Other	0

		$369,190
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$136,527,326
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	387,486
Other	0

		$387,486
Deductions during period:
Cost of real estate sold	$(5,097,684)
Other	0

		(5,097,684)

Balance at close of period — 3/31/04		$131,817,128

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (Continued)

Balance at close of period — 3/31/04		$131,817,128
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,413
Other	(1,322,384)

		$(1,124,971)
Deductions during period:
Cost of real estate sold	$(26,715,597)
Other	0

		(26,715,597)

Balance at close of period — 3/31/05		$103,976,560
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	208,543
Other	0

		$208,543
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/06		$104,185,103

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$0
Current year expense	$1,151,027

Balance at close of period — 3/31/93		$1,151,027
Current year expense	$4,194,293

Balance at close of period — 3/31/94		$5,345,320
Current year expense	$4,646,907

Balance at close of period — 3/31/95		$9,992,227
Current year expense	$5,445,282

Balance at close of period — 3/31/96		$15,437,509
Current year expense	$4,587,940

Balance at close of period — 3/31/97		$20,025,449
Current year expense	$4,427,546

Balance at close of period — 3/31/98		$24,452,995
Current year expense	$4,453,997

Balance at close of period — 3/31/99		$28,906,992
Current year expense	$4,348,463

Balance at close of period — 3/31/00		$33,255,455
Current year expense	$3,625,904

Balance at close of period — 3/31/01		$36,881,359
Current year expense	$4,117,724

Balance at close of period — 3/31/02		$40,999,083
Current year expense	$4,130,487

Balance at close of period — 3/31/03		$45,129,570
Current year expense	$3,943,806
Reduction for real-estate sold	(2,183,384)

Balance at close of period — 3/31/04		$46,889,992
Current year expense	$2,721,013
Reduction for real-estate sold	(7,100,462)

Balance at close of period — 3/31/05		$42,510,543
Current year expense	$3,277,138

Balance at close of period — 3/31/06		$45,787,681

Boston Capital Tax Credit Fund III LP — Series 16
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

1413 LEAVENWORTH	1,845,526	8,000	2,927,089	634,060	8,000	3,561,149	3,569,149	1,677,330	3/93	12/92	5-27.5 yrs
ANSON	1,250,875	40,202	1,683,348	24,022	40,202	1,707,370	1,747,572	594,402	9/93	12/92	10-40 yrs
AZTEC	991,730	115,000	1,299,311	29,957	115,000	1,329,268	1,444,268	655,088	5/93	5/93	5-27.5 yrs
BENTONIA ELDERLY	819,903	21,000	678,677	399,796	21,000	1,078,473	1,099,473	354,084	2/94	7/93	5-27.5 yrs
BERNICE VILLA	888,894	37,000	1,204,665	48,469	37,000	1,253,134	1,290,134	396,916	10/93	5/93	5-40 yrs
BLAIRSVILLE RENTAL I	741,008	58,377	866,980	41,529	35,000	908,509	943,509	372,815	9/94	12/92	5-27.5 yrs
BLAIRSVILLE RENTAL	725,283	84,359	804,895	61,404	49,500	866,299	915,799	357,987	7/94	12/92	5-27.5 yrs
BLOWING ROCK	499,021	47,500	663,473	17,107	47,500	680,580	728,080	271,365	11/94	12/93	5-27.5 yrs
BRANSON CHRISTIAN I	1,331,527	163,350	2,990,564	33,584	163,350	3,024,148	3,187,498	1,351,753	6/94	3/94	5-27.5 yrs
BRANSON CHRISTIAN II	1,101,829	0	2,497,066	66,846	0	2,563,912	2,563,912	1,126,255	8/94	7/94	5-27.5 yrs
BUTLER RENTAL	728,141	0	937,495	18,148	0	955,643	955,643	430,828	9/93	12/92	7-27.5 yrs
CANTERFIELD	748,737	48,000	934,169	(1,058)	48,000	933,111	981,111	456,128	1/93	11/92	5-27.5 yrs
CAPE ANN	318,601	18,000	1,833,366	84,955	18,000	1,918,321	1,936,321	836,152	12/93	1/93	7-31.5 yrs
CASS PARTNERS	565,161	45,250	2,026,740	0	45,250	2,026,740	2,071,990	636,568	12/93	12/93	5-27.5 yrs
CEDAR TRACE	490,529	18,000	639,500	5,277	18,000	644,777	662,777	335,000	7/93	10/92	5-27.5 yrs
CONCORD ASSOC.	1,084,594	61,532	1,223,133	148,586	129,441	1,371,719	1,501,160	742,038	2/93	2/93	5-27.5 yrs
CLYMER PARK ASSOC	1,414,985	35,800	1,831,813	105,492	35,800	1,937,305	1,973,105	589,908	11/94	12/92	5-27.5 yrs
CUMBERLAND WOOD	1,414,225	114,449	1,780,622	106,400	113,625	1,887,022	2,000,647	559,645	10/94	12/93	6-40 yrs
DAVENPORT HOUSING	3,494,949	223,889	6,598,309	164,469	223,889	6,762,778	6,986,667	3,127,233	2/94	10/93	7-27.5 yrs
DEER RUN	612,803	30,000	1,536,783	0	30,000	1,536,783	1,566,783	727,345	3/93	8/93	5-27.5 yrs
EASTMAN ELDERLY	1,140,518	80,000	1,428,172	26,283	36,900	1,454,455	1,491,355	627,157	10/93	12/92	7-27.5 yrs
FAIRMEADOW APTS	858,999	53,296	1,184,327	44,098	53,296	1,228,425	1,281,721	383,042	7/93	1/93	5-27.5 yrs
FALCON RIDGE	1,012,489	25,000	1,332,798	50,323	25,000	1,383,121	1,408,121	411,212	1/95	4/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 16
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

GIBSON	867,220	30,290	1,138,786	(955)	30,290	1,137,831	1,168,121	396,677	6/93	12/92	5-27.5 yrs
GREENFIELD	516,093	25,000	649,793	9,288	25,000	659,081	684,081	301,932	5/93	1/93	5-27.5 yrs
GREENWOOD	1,425,697	62,076	1,480,776	392,428	190,066	1,873,204	2,063,270	986,456	10/93	11/93	5-27.5 yrs
HARMONY HOUSE	1,420,984	57,000	1,764,438	23,280	57,000	1,787,718	1,844,718	654,476	7/93	11/92	5-27.5 yrs
HAYNES HOUSE	2,594,034	685,381	5,956,903	3,044,303	674,499	9,001,206	9,675,705	2,377,785	9/95	8/94	12-40 yrs
HOLLY TREE	863,050	58,900	1,069,733	4,853	58,900	1,074,586	1,133,486	525,360	2/93	11/92	5-27.5 yrs
IDABEL PROP.	1,338,057	50,000	1,791,971	0	50,000	1,791,971	1,841,971	907,272	12/93	4/93	5-25 yrs
ISOLA SQUARE	944,732	22,300	250,691	1,007,726	22,300	1,258,417	1,280,717	372,922	4/94	11/93	7-40 yrs
JOINER ELDERLY	767,397	47,719	1,026,013	51,772	47,719	1,077,785	1,125,504	525,348	6/93	1/93	5-40 yrs
LAWRENCEVILLE MANOR	1,380,461	61,370	1,660,796	64,641	61,370	1,725,437	1,786,807	776,319	7/94	2/94	5-27.5 yrs
LAWTELL MANOR	878,390	45,000	1,201,948	36,549	45,000	1,238,497	1,283,497	396,278	8/93	4/93	7-40 yrs
LOGAN LANE	1,266,595	54,000	1,602,465	(103)	54,000	1,602,362	1,656,362	774,568	3/93	9/92	5-27.5 yrs
MEADOWS OF SOUTHGATE	2,125,556	252,000	4,575,879	13,745	252,000	4,589,624	4,841,624	1,323,121	5/94	7/93	12-40 yrs
MENDOTA VILLAGE	1,921,155	136,140	2,421,001	22,450	136,140	2,443,451	2,579,591	641,674	5/93	12/92	5-50 yrs
MIDCITY	2,618,243	15,058	6,611,666	18,729	15,058	6,630,395	6,645,453	2,757,836	6/94	9/93	5-27.5 yrs
NEWPORT HOUSING	1,176,390	160,000	1,405,411	(2,884)	160,000	1,402,527	1,562,527	482,020	10/93	2/93	5-27.5 yrs
NEWPORT MANOR	923,737	31,908	1,175,109	94,333	31,908	1,269,442	1,301,350	429,619	12/93	9/93	5-40 yrs
PALATINE LP	1,361,848	37,400	1,785,282	74,646	37,400	1,859,928	1,897,328	858,999	5/94	5/94	5-27.5 yrs
RIVIERA APTS	1,632,238	100,000	2,979,700	625,261	132,400	3,604,961	3,737,361	1,581,330	12/93	12/92	5-27.5 yrs
SABLE CHASE	4,373,940	502,774	12,248,475	130,357	502,774	12,378,832	12,881,606	5,408,379	12/94	12/93	7-27.5 yrs
ST CROIX COMMONS	931,427	44,681	2,607,046	(655,017)	44,681	1,952,029	1,996,710	887,900	12/94	10/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 16
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ST JOSEPH SQ	926,298	37,500	1,167,702	44,281	37,500	1,211,983	1,249,483	380,856	9/93	5/93	5-40 yrs
SIMMESPORT	894,527	60,000	1,171,005	55,440	60,000	1,226,445	1,286,445	403,230	6/93	4/93	7-40 yrs
STONY GROUND	1,387,240	127,380	1,794,961	28,248	129,005	1,823,209	1,952,214	795,638	6/93	12/92	5-27.5 yrs
SUMMERSVILLE	604,252	20,000	774,259	18,078	20,000	792,337	812,337	406,747	6/93	5/93	5-27.5 yrs
TALBOT VILLAGE	685,054	22,300	833,494	6,962	22,300	840,456	862,756	406,989	4/93	8/92	5-27.5 yrs
TCHULA ELDERLY	805,870	20,000	1,071,899	35,017	20,000	1,106,916	1,126,916	361,421	12/93	7/93	5-27.5 yrs
TUOLUMNE CITY	1,550,025	190,000	1,912,157	0	190,000	1,912,157	2,102,157	492,968	8/93	12/92	5-50 yrs
TURTLE CREEK	827,638	23,141	1,113,511	45,256	23,141	1,158,767	1,181,908	404,609	10/93	5/93	7-40 yrs
TWIN OAKS ASSOC	1,417,928	45,000	1,776,674	7,868	45,000	1,784,542	1,829,542	643,862	9/93	12/92	5-27.5 yrs
VICTORIA POINTE	1,408,539	153,865	1,437,570	366,033	128,900	1,803,603	1,932,503	748,136	1/95	10/94	5-27.5 yrs
VISTA LINDA APARTMENTS	2,456,355	143,253	2,961,671	144,581	143,253	3,106,252	3,249,505	1,292,175	12/93	1/93	5-27.5 yrs
WAKEFIELD HOUSING	1,231,015	88,564	1,480,003	45,865	88,564	1,525,868	1,614,432	538,327	2/93	9/92	10-40 yrs
WEST END MANOR	962,622	52,300	1,188,913	10,924	52,300	1,199,837	1,252,137	571,079	5/93	5/93	5-27.5 yrs
WESTCHESTER OAK GROVE	978,273	38,010	2,281,529	83,917	62,164	2,365,446	2,427,610	1,222,425	4/93	12/92	5-27.5 yrs
WESTCHESTER ST JOE	1,167,753	100,000	3,211,620	98,948	100,000	3,310,568	3,410,568	1,611,931	6/93	7/93	5-27.5 yrs
WESTVILLE PROPERTIES	681,490	25,000	912,139	0	25,000	912,139	937,139	473,716	7/93	2/93	5-25 yrs
WILCOX INVESTMENT GROUP	1,075,903	58,500	1,376,329	13,345	58,500	1,389,674	1,448,174	365,088	6/93	1/93	5-50 yrs
WOODLANDS APTS	909,942	30,000	668,555	587,935	30,000	1,256,490	1,286,490	523,205	2/95	9/94	5-27.5 yrs

	75,378,295	5,041,814	121,441,168	8,657,847	5,157,885	130,099,015	135,256,900	52,028,924

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,191,631
Improvements, etc	0
Other	0

		$4,191,631
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/93		$4,191,631
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,686,042
Improvements, etc	43,162,006
Other	0

		$75,848,048
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/94		$80,039,679
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,495,343
Improvements, etc	41,448,097
Other	0

		$56,943,440
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/95		$136,983,119

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (Continued)

Balance at close of period — 3/31/95		$136,983,119
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	106,204
Improvements, etc	5,007,023
Other	0

		$5,113,227
Deductions during period:
Cost of real estate sold	$0
Other	(675,394)

		(675,394)

Balance at close of period — 3/31/96		$141,420,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	97,847
Other	0

		$97,847
Deductions during period:
Cost of real estate sold	$0
Other	(1,512,675)

		(1,512,675)

Balance at close of period — 3/31/97		$140,006,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	163,080
Other	0

		$163,080
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$140,169,204

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (Continued)

Balance at close of period — 3/31/98		$140,169,204
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	240,077
Other	0

		$240,077
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$140,409,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	618,565
Other	0

		$618,565
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$141,027,846
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	281,498
Other	0

		$281,498
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$141,309,344

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (Continued)

Balance at close of period — 3/31/01		$141,309,344
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,709
Other	0

		$291,709
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$141,601,053
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	472,351
Other	0

		$472,351
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$142,073,404
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,633
Other	0

		$561,633
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$142,635,037

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (Continued)

Balance at close of period — 3/31/04		$142,635,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	639,742
Other	0

		$639,742
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/05		$143,274,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	319,605
Other	0

		$319,605
Deductions during period:
Cost of real estate sold	$(8,337,484)
Other	0

		(8,337,484)

Balance at close of period — 3/31/06		$135,256,900

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/92		$0
Current year expense	$0

Balance at close of period — 3/31/93		$0
Current year expense	$1,347,806

Balance at close of period — 3/31/94		$1,347,806
Current year expense	$3,630,765

Balance at close of period — 3/31/95		$4,978,571
Current year expense	$5,098,416

Balance at close of period — 3/31/96		$10,076,987
Current year expense	$4,859,372

Balance at close of period — 3/31/97		$14,936,359
Current year expense	$4,709,137

Balance at close of period — 3/31/98		$19,645,496
Current year expense	$4,715,345

Balance at close of period — 3/31/99		$24,360,841
Current year expense	$4,748,152

Balance at close of period — 3/31/00		$29,108,993
Current year expense	$4,694,454

Balance at close of period — 3/31/01		$33,803,447
Current year expense	$4,524,002

Balance at close of period — 3/31/02		$38,327,449
Current year expense	$4,501,163

Balance at close of period — 3/31/03		$42,828,612
Current year expense	$4,482,706

Balance at close of period — 3/31/04		$47,311,318
Current year expense	$4,397,188

Balance at close of period — 3/31/05		$51,708,506
Current year expense	$4,113,191
Reduction for real-estate sold	(3,792,773)

Balance at close of period — 3/31/06		$52,028,924

Boston Capital Tax Credit Fund III LP — Series 17
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ANNADALE HOUSING	12,106,016	226,000	12,180,150	389,778	226,000	12,569,928	12,795,928	3,782,852	6/90	2/89	5-50 yrs
ARTESIA PROPERTIES	1,364,632	30,730	1,865,231	9,786	30,730	1,875,017	1,905,747	823,708	9/94	9/94	5-27.5 yrs
ASPEN RIDGE	969,247	36,000	2,004,059	65,045	36,000	2,069,104	2,105,104	949,635	11/93	9/93	5-27.5 yrs
BLADENBORO	987,201	16,000	1,213,015	(26,766)	16,000	1,186,249	1,202,249	475,086	7/95	3/95	5-27.5 yrs
BREWER ST	1,089,332	0	2,296,514	35,093	0	2,331,607	2,331,607	1,107,228	7/93	6/93	5-27.5 yrs
BRIARWOOD APTS	878,672	38,500	20,850	1,209,587	38,952	1,230,437	1,269,389	351,631	7/93	6/93	5-27.5 yrs
BRIARWOOD VILLAGE	1,103,487	42,594	1,418,259	3,781	42,594	1,422,040	1,464,634	633,719	5/94	10/93	5-27.5 yrs
BRIARWOOD DEKALB	1,104,789	96,000	2,943,443	32,333	96,000	2,975,776	3,071,776	935,451	6/94	10/93	5-40 yrs
CAIRO HOUSING	1,045,101	17,000	1,309,062	111,249	17,000	1,420,311	1,437,311	716,117	4/93	5/93	7-27.5 yrs
CAMBRIDGE YMCA	1,775,541	95,200	5,135,233	142,883	95,200	5,278,116	5,373,316	2,429,158	12/93	4/93	5-27.5 yrs
CANEYVILLE PROPERTIES	462,921	36,000	601,775	(13,800)	36,000	587,975	623,975	284,978	4/93	5/93	5-27.5 yrs
CLINTON ESTATES	720,632	47,533	891,872	64,586	47,533	956,458	1,003,991	409,724	12/94	12/94	5-27.5 yrs
CLOVERPORT PROPERTIES	725,431	21,500	947,659	(7,038)	21,500	940,621	962,121	447,598	7/93	4/93	5-27.5 yrs
COLLEGE GREEN	3,800,000	225,000	6,774,847	117,242	225,000	6,892,089	7,117,089	2,834,977	8/95	3/95	5-27.5 yrs
CROFTON ASSOC.	776,400	46,511	961,097	14,444	46,511	975,541	1,022,052	307,720	3/93	4/93	5-27.5 yrs
CYPRESS POINT	3,012,326	265,000	4,794,440	353,723	265,000	5,148,163	5,413,163	1,658,476	12/94	2/94	5-27.5 yrs
DEERWOOD VILLAGE	621,087	29,138	804,512	3,582	29,138	808,094	837,232	353,408	7/94	2/94	5-27.5 yrs
DOYLE VILLAGE	1,140,477	100,000	1,435,520	6,304	100,000	1,441,824	1,541,824	641,427	4/94	9/93	5-27.5 yrs
GALLAWAY ASSOC.	1,027,711	35,600	1,307,158	47,270	35,600	1,354,428	1,390,028	420,010	5/93	4/93	5-27.5 yrs
GLENRIDGE	1,997,809	350,000	2,208,213	7,278	350,000	2,215,491	2,565,491	720,578	6/94	6/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 17
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

GREEN ACRES	1,039,355	173,447	1,366,874	90,849	173,447	1,457,723	1,631,170	627,613	11/94	1/95
GREENWOOD PLACE	1,040,008	44,400	299,685	1,183,122	44,400	1,482,807	1,527,207	431,674	8/94	11/93	7-40 yrs
HACKLEY BARCLAY	2,709,596	174,841	4,603,493	326,279	175,000	4,929,772	5,104,772	2,303,129	12/94	12/93	5-27.5 yrs
HENSON CREEK	3,983,950	945,000	7,971,879	53,692	945,000	8,025,571	8,970,571	2,672,686	4/94	5/93	5-27.5 yrs
HICKMAN ASSOC.	517,878	24,000	673,642	9,779	24,000	683,421	707,421	207,426	12/93	11/93	5-27.5 yrs
HOUSTON VILLAGE	665,833	11,500	850,901	3,387	11,500	854,288	865,788	381,114	5/94	12/93	5-27.5 yrs
IVYWOOD	3,666,492	290,542	5,712,656	40,027	290,542	5,752,683	6,043,225	2,712,695	10/93	6/93	5-27.5 yrs
JONESTOWN MANOR	846,177	0	311,764	957,365	36,900	1,269,129	1,306,029	360,602	12/94	12/93	7-40 yrs
LARGO CENTER	4,035,388	1,012,500	7,262,001	82,566	1,012,500	7,344,567	8,357,067	2,246,818	6/94	3/93	5-27.5 yrs
LEE TERRACE	1,451,575	93,246	4,573	1,775,306	93,246	1,779,879	1,873,125	786,009	12/94	2/94	5-27.5 yrs
MIDLAND HOUSING	892,443	60,000	2,422,788	73,582	60,000	2,496,370	2,556,370	940,712	6/94	9/93	5-27.5 yrs
MOUNT VERNON	2,325,897	200,000	3,141,984	548,452	200,000	3,690,436	3,890,436	1,456,271	11/94	11/94	5-27.5 yrs
OAKWOOD OF BENNETSVILLE	853,944	60,000	1,074,857	20,101	60,000	1,094,958	1,154,958	505,606	12/93	9/93	5-27.5 yrs
OPELOUSAS POINT	1,345,049	50,000	559,121	1,415,455	50,000	1,974,576	2,024,576	598,941	3/94	11/93	5-27.5 yrs
PALMETTO VILLAS	1,590,200	60,724	2,034,151	18,400	60,724	2,052,551	2,113,275	701,180	4/94	5/94	5-27.5 yrs
PARK PLACE II	1,138,326	112,000	1,408,102	22,078	112,000	1,430,180	1,542,180	642,188	4/94	2/94	7-27.5 yrs
PINEHURST	784,831	24,000	1,033,022	48,826	24,000	1,081,848	1,105,848	501,974	2/94	2/94	5-27.5 yrs
QUAIL VILLAGE	852,781	30,450	1,060,273	2,468	30,450	1,062,741	1,093,191	456,465	2/94	9/93	7-27.5 yrs
SEA BREEZE	1,204,354	94,000	1,515,733	7,276	94,000	1,523,009	1,617,009	633,124	1/95	3/94	N/A
SHAWNEE HOUSING	993,782	182,786	2,347,227	113,423	182,786	2,460,650	2,643,436	1,235,581	10/92	2/93	7-27.5 yrs
SIXTH ST APTS	2,175,015	151,687	1,123,504	3,200,593	162,687	4,324,097	4,486,784	1,383,149	12/94	12/93	5-27.5 yrs
SKOWHEGAN HOUSING	1,514,085	100,000	2,121,472	127,131	100,000	2,248,603	2,348,603	773,962	8/94	9/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 17
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SOLEDAD	1,891,273	340,000	2,005,222	0	340,000	2,005,222	2,345,222	509,502	1/94	10/93	5-50 yrs
SUGARWOOD PARK	3,260,174	281,875	5,949,680	41,991	281,875	5,991,671	6,273,546	2,472,295	7/95	4/94	5-27.5 yrs
VOORHEESVILLE	1,070,241	74,600	1,254,914	94,168	74,600	1,349,082	1,423,682	636,805	5/93	7/93	7-27.5 yrs
WAYNSBURG HOUSING	1,456,764	169,200	2,113,822	151,327	18,100	2,265,149	2,283,249	643,385	12/95	7/94	10-40 yrs
WHITE CASTLE	757,960	84,800	948,687	27,046	84,800	975,733	1,060,533	426,485	5/94	6/94	27.5 yrs

	80,772,183	6,599,904	112,284,936	13,001,049	6,497,315	125,285,985	131,783,300	47,530,872

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,662,502
Improvements, etc	0
Other	0

		$58,662,502
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/94		$58,662,502
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,044,766
Improvements, etc	39,965,487
Other	0

		$71,010,253
Deductions during period:
Cost of real estate sold	$0
Other	(26,680)

		(26,680)

Balance at close of period — 3/31/95		$129,646,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,769,183
Improvements, etc	11,596,518
Other	0

		$21,365,701
Deductions during period:
Cost of real estate sold	$0
Other	(13,800)

		(13,800)

Balance at close of period — 3/31/96		$150,997,976

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (Continued)

Balance at close of period — 3/31/96		$150,997,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,406,150
Improvements, etc	133,058
Other	0

		$12,539,208
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$163,537,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	337,191
Improvements, etc	0
Other	0

		$337,191
Deductions during period:
Cost of real estate sold	$0
Other	(1,598,364)

		(1,598,364)

Balance at close of period — 3/31/98		$162,276,011
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,765
Other	0

		$200,765
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$162,476,776

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (Continued)

Balance at close of period — 3/31/99		$162,476,776
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	292,965
Other	0

		$292,965
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$162,769,741
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,942
Other	0

		$252,942
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)

		(500,929)

Balance at close of period — 3/31/01		$162,521,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	525,052
Other	0

		$525,052
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$163,046,806

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (Continued)

Balance at close of period — 3/31/02		$163,046,806
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	376,998
Other	0

		$376,998
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$163,423,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	638,913
Other	0

		$638,913
Deductions during period:
Cost of real estate sold	$(6,249,483)
Other	0

		(6,249,483)

Balance at close of period — 3/31/04		$157,813,234
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	265,229
Other	0

		$265,229
Deductions during period:
Cost of real estate sold	$(26,715,597)
Other	0

		(26,715,597)

Balance at close of period — 3/31/05		$131,362,866

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (Continued)

Balance at close of period — 3/31/05		$131,362,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	420,434
Other	0

		$420,434
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/06		$131,783,300

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/93		$0
Current year expense	$727,342

Balance at close of period — 3/31/94		$727,342
Current year expense	$4,342,560

Balance at close of period — 3/31/95		$5,069,902
Current year expense	$4,963,158

Balance at close of period — 3/31/96		$10,033,060
Current year expense	$6,281,850

Balance at close of period — 3/31/97		$16,314,910
Current year expense	$5,040,935

Balance at close of period — 3/31/98		$21,355,845
Current year expense	$5,033,530

Balance at close of period — 3/31/99		$26,389,375
Current year expense	$4,909,920

Balance at close of period — 3/31/00		$31,299,295
Current year expense	$4,387,090

Balance at close of period — 3/31/01		$35,686,385
Current year expense	$4,846,606

Balance at close of period — 3/31/02		$40,532,991
Current year expense	$4,739,144

Balance at close of period — 3/31/03		$45,272,135
Current year expense	$4,532,137
Reduction for real-estate sold	(2,899,018)

Balance at close of period — 3/31/04		$46,905,254
Current year expense	$3,850,470
Reduction for real-estate sold	(7,100,462)

Balance at close of period — 3/31/05		$43,655,262
Current year expense	$3,875,610

Balance at close of period — 3/31/06		$47,530,872

Boston Capital Tax Credit Fund III LP — Series 18
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ARCH DEVELOPMENT	1,618,505	107,387	6,724,849	118,969	112,853	6,843,818	6,956,671	2,758,478	12/94	4/94	7-27.5 yrs
AURORA	1,351,589	65,000	1,704,709	74,615	65,000	1,779,324	1,844,324	865,038	9/93	9/93	5-27.5 yrs
BEAR CREEK	4,440,703	488,011	8,884,145	65,623	491,639	8,949,768	9,441,407	4,294,943	4/95	3/94	5-27.5 yrs
CHATHAM MANOR	1,346,081	75,000	1,727,394	93,039	75,000	1,820,433	1,895,433	861,530	12/93	1/94	5-27.5 yrs
CHELSEA SQUARE	301,393	21,000	939,281	6,450	21,000	945,731	966,731	380,659	12/94	8/94	7-34 yrs
CLARKE SCHOOL	2,442,278	200,000	5,493,464	226,288	200,000	5,719,752	5,919,752	1,626,484	12/94	12/94	5-27.5 yrs
ELLIJAY RENTAL	812,465	48,000	1,000,609	2,336	48,000	1,002,945	1,050,945	334,003	1/95	1/94	40 yrs
EVERGREEN	2,660,383	157,537	4,337,312	623,152	157,537	4,960,464	5,118,001	2,342,043	1/95	8/94	5-27.5 yrs
GLEN PLACE	1,053,931	60,610	3,489,218	(169,758)	60,610	3,319,460	3,380,070	1,445,947	6/94	4/94	5-27.5 yrs
HARRIS HOUSING	1,536,753	200,000	266,624	2,569,852	160,000	2,836,476	2,996,476	750,982	11/95	6/94	5-27.5 yrs
HUMBOLDT	694,230	40,191	845,252	26,528	40,191	871,780	911,971	367,151	4/95	8/94	5-27.5 yrs
JACKSON HOUSING	842,320	30,250	1,080,272	(7,162)	30,250	1,073,110	1,103,360	451,445	6/94	1/94	5-27.5 yrs
LAKEVIEW MEADOWS	1,509,339	88,920	2,775,712	74,733	88,920	2,850,445	2,939,365	844,967	5/94	8/93	5-27.5 yrs
LANTHROP PROP	719,203	34,800	931,788	28,924	34,800	960,712	995,512	446,334	5/94	4/94	5-27.5 yrs
LEESVILLE ELDERLY	1,296,590	144,000	2,018,242	0	144,000	2,018,242	2,162,242	583,702	6/94	6/94	7-40 yrs
LOCKPORT	984,624	125,000	1,524,202	0	125,000	1,524,202	1,649,202	432,087	9/94	7/94	5-27.5 yrs
MAPLE LEAF	1,073,681	22,860	1,355,390	50,327	22,860	1,405,717	1,428,577	431,058	12/94	8/94	5-27.5 yrs
MARENGO PARK	733,829	50,010	886,695	5,220	50,010	891,915	941,925	407,329	3/94	10/93	5-27.5 yrs
NATCHITOCHES	942,455	50,000	1,634,279	10,000	50,000	1,644,279	1,694,279	454,800	12/94	6/94	7-40 yrs
NEWTON I	789,132	57,500	979,345	4,201	57,500	983,546	1,041,046	423,631	9/94	11/93	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 18
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

OSKALOOSA I	470,947	32,000	589,423	1,822	32,000	591,245	623,245	255,142	9/94	11/93	5-27.5 yrs
PARVINS	613,480	41,508	1,741,048	4,742	41,508	1,745,790	1,787,298	786,216	11/93	8/93	5-27.5 yrs
PEACHTREE	1,444,021	157,027	1,617,470	56,469	157,027	1,673,939	1,830,966	875,595	7/93	1/94	5-27.5 yrs
PONDEROSA	1,450,784	82,454	1,903,972	114,247	82,454	2,018,219	2,100,673	643,484	5/94	3/94	5-27.5 yrs
PRESTON WOODS	690,484	66,000	2,515,136	57,108	66,000	2,572,244	2,638,244	1,238,386	12/94	12/93	5-27.5 yrs
RICHMOND MANOR	1,001,195	54,944	1,285,522	43,107	54,944	1,328,629	1,383,573	601,101	6/94	6/94	5-27.5 yrs
RIO GRANDE	2,088,392	96,480	2,999,680	87,571	96,480	3,087,251	3,183,731	882,865	5/94	6/94	5-27.5 yrs
RIPLEY HOUSING	481,217	14,000	646,850	127,241	14,000	774,091	788,091	212,609	7/94	1/94	5-40 yrs
SAN JOAQUIN	1,773,314	55,000	2,463,181	22,475	55,000	2,485,656	2,540,656	582,496	12/94	3/94	5-50 yrs
TROY ESTATES	668,098	45,000	826,432	115,031	45,000	941,463	986,463	407,590	1/94	12/93	5-27.5 yrs
VIRGINIA AVENUE	1,179,072	121,238	3,510,339	12,226	121,238	3,522,565	3,643,803	1,490,059	10/94	10/94	5-27.5 yrs
VISTA LOMA	1,572,050	267,612	1,600,128	280,695	267,612	1,880,823	2,148,435	579,462	9/94	5/94	5-27.5 yrs
VIVIAN ELDERLY	228,446	45,000	1,668,938	0	45,000	1,668,938	1,713,938	489,331	9/94	7/94	7-40 yrs
WESTMINSTER MEADOWS	1,949,222	250,000	3,605,890	22,684	250,000	3,628,574	3,878,574	1,688,815	11/94	12/93	5-27.5 yrs

	42,760,206	3,394,339	75,572,791	4,748,755	3,363,433	80,321,546	83,684,979	31,235,762

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,002,185
Improvements, etc	0
Other	0

		$4,002,185
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/94		$4,002,185
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,200,169
Improvements, etc	19,531,960
Other	0

		$61,732,129
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/95		$65,734,314
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,282,424
Other	0

		$16,282,424
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$82,016,738

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (Continued)

Balance at close of period — 3/31/96		$82,016,738
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,752
Other	0

		$137,752
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/97		$82,154,490
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,466
Other	0

		$164,466
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$82,318,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,573
Other	0

		$200,573
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$82,519,529

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (Continued)

Balance at close of period — 3/31/99		$82,519,529
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,225
Other	0

		$90,225
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$82,609,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,609
Other	0

		$204,609
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$82,814,363
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,890
Other	0

		$125,890
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$82,940,253

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (Continued)

Balance at close of period — 3/31/02		$82,940,253
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,756
Other	0

		$164,756
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$83,105,009
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,824
Other	0

		$224,824
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$83,329,833
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	105,841
Other	0

		$105,841
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/05		$83,435,674

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (Continued)

Balance at close of period — 3/31/05		$83,435,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	249,305
Other	0

		$249,305
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/06		$83,684,979

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/93		$0
Current year expense	$39,475

Balance at close of period — 3/31/94		$39,475
Current year expense	$911,009

Balance at close of period — 3/31/95		$950,484
Current year expense	$2,835,031

Balance at close of period — 3/31/96		$3,785,515
Current year expense	$3,000,815

Balance at close of period — 3/31/97		$6,786,330
Current year expense	$2,884,157

Balance at close of period — 3/31/98		$9,670,487
Current year expense	$2,798,960

Balance at close of period — 3/31/99		$12,469,447
Current year expense	$2,799,855

Balance at close of period — 3/31/00		$15,269,302
Current year expense	$2,761,702

Balance at close of period — 3/31/01		$18,031,004
Current year expense	$2,752,123

Balance at close of period — 3/31/02		$20,783,127
Current year expense	$2,632,895

Balance at close of period — 3/31/03		$23,416,022
Current year expense	$2,613,670

Balance at close of period — 3/31/04		$26,029,692
Current year expense	$2,598,384

Balance at close of period — 3/31/05		$28,628,076
Current year expense	$2,607,686

Balance at close of period — 3/31/06		$31,235,762

Boston Capital Tax Credit Fund III LP — Series 19
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

ANKENEY HOUSING	3,123,015	217,500	8,144,577	185,262	217,500	8,329,839	8,547,339	2,437,626	3/95	8/94	10-40 yrs
CARROLLTON VILLA	1,322,464	60,015	2,682,843	187,165	60,015	2,870,008	2,930,023	1,196,039	3/95	6/94	5-27.5 yrs
CLARKE SCHOOL	2,442,278	200,000	5,493,464	226,288	200,000	5,719,752	5,919,752	1,626,484	12/94	12/94	12-40 yrs
FOREST ASSOCIATES	643,029	13,900	396,391	483,148	13,900	879,539	893,439	555,820	3/78	4/95	5-27.5 yrs
GARDEN GATE\FT WORTH	5,332,618	678,867	2,532,572	6,918,195	678,867	9,450,767	10,129,634	3,860,629	4/95	5/95	5-27.5 yrs
GARDEN GATE\PLANO	6,689,633	689,318	844,673	9,132,567	689,318	9,977,240	10,666,558	4,118,215	3/95	2/94	5-27.5 yrs
HEBBRONVILLE APTS.	502,019	50,711	650,002	20,243	50,711	670,245	720,956	201,668	4/94	12/93	7-40 yrs
HOLLISTER INV GRP	1,700,611	400,000	1,906,641	(61,972)	400,000	1,844,669	2,244,669	394,536	5/95	3/95	5-50 yrs
HOLTS SUMMIT SQUARE	1,058,956	110,373	524,966	2,045,001	110,373	2,569,967	2,680,340	1,121,001	12/94	6/94	5-27.5 yrs
INDEPENDENCE PROPERTIES	828,754	38,500	503,166	517,210	38,500	1,020,376	1,058,876	317,618	12/94	6/94	5-40 yrs
JEFFERSON SQUARE	2,297,571	385,000	4,548,650	378,852	385,000	4,927,502	5,312,502	1,609,897	8/95	5/94	5-27.5 yrs
JENNY LYNN PROPERTIES	781,043	65,000	958,809	7,000	65,000	965,809	1,030,809	408,737	9/94	1/94	5-27.5 yrs
JEREMY ASSOCIATES	3,339,540	522,890	6,954,516	724,025	522,890	7,678,541	8,201,431	2,278,176	12/95	6/96	5-40 yrs
LONE STAR SR.	593,775	20,492	835,453	0	20,492	835,453	855,945	240,210	5/94	12/93	7-40 yrs
MADISON L.P.	634,602	42,707	810,978	14,549	32,568	825,527	858,095	359,158	10/94	12/93	5-27.5 yrs
MANSURA VILLA	936,321	20,254	301,687	1,023,072	25,000	1,324,759	1,349,759	350,245	8/95	5/94	5-27.5 yrs
MARTINDALE APTS.	654,753	40,270	861,032	29,803	40,270	890,835	931,105	268,571	1/94	12/93	7-40 yrs
MUNFORD VILLAGE	737,299	24,800	980,102	19,587	24,800	999,689	1,024,489	312,768	4/94	10/93	5-40 yrs
NORTHPOINTE LP	4,313,751	371,000	9,834,451	1,377	371,000	9,835,828	10,206,828	2,610,749	6/95	7/94	5-27.5 yrs
SAHALE HEIGHTS	834,295	72,000	1,062,350	111	72,000	1,062,461	1,134,461	459,834	6/94	1/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 19
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2006

				Cost
				Capitalized
				Subsequent to	Gross Amount at Which Carried
		Initial Cost to Company		Acquisition	at Close of Period						Life on Which
			Buildings and			Buildings and		Accumulated	Date of	Date	Depreciation
Description	Encumbrances	Land	Improvements	Improvements	Land	Improvements	Total	Depreciation	Construction	Acquired	is Computed

SHERWOOD KNOLL	759,006	45,000	963,996	38,204	45,000	1,002,200	1,047,200	332,982	4/94	10/93	5-40 yrs
SUGARWOOD PARK	3,260,174	281,875	5,949,680	41,991	281,875	5,991,671	6,273,546	2,472,295	7/95	4/94	5-27.5 yrs
SUMMERSET HOUSING	916,826	68,665	1,160,825	(25,664)	68,665	1,135,161	1,203,826	416,826	11/95	1/94	7-27.5 yrs
VISTA’S ASSOC.	4,707,271	831,600	7,055,338	28,264	831,600	7,083,602	7,915,202	2,351,164	1/95	12/93	5-27.5 yrs
WEDGEWOOD LANE	974,692	85,000	1,106,604	37,185	85,000	1,143,789	1,228,789	376,191	9/94	6/94	5-40 yrs
WILLOWOOD PARK	3,871,449	511,051	6,867,791	187,592	511,051	7,055,383	7,566,434	3,047,194	12/94	11/93	5-27.5 yrs

	53,255,745	5,846,788	73,931,557	22,159,055	5,841,395	96,090,612	101,932,007	33,724,633

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2005.
There we no carrying costs as of December 31, 2005. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period — 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,012,131
Improvements, etc	0
Other	0

		$9,012,131
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/94		$9,012,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	24,845,235
Improvements, etc	13,156,474
Other	0

		$38,001,709
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/95		$47,013,840
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	410,291
Improvements, etc	52,257,570
Other	0

		$52,667,861
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/96		$99,681,701

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (Continued)

Balance at close of period — 3/31/96		$99,681,701
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,406
Improvements, etc	594,800
Other	0

		$8,072,206
Deductions during period:
Cost of real estate sold	$(8,720,704)
Other	(124,499)

		(8,845,203)

Balance at close of period — 3/31/97		$98,908,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,896
Other	0

		$224,896
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/98		$99,133,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,405
Other	0

		$228,405
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/99		$99,362,005

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (Continued)

Balance at close of period — 3/31/99		$99,362,005
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,218
Other	0

		$280,218
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/00		$99,642,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	493,159
Other	0

		$493,159
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/01		$100,135,382
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	432,177
Other	0

		$432,177
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/02		$100,567,559

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (Continued)

Balance at close of period — 3/31/02		$100,567,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,825
Other	0

		$77,825
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/03		$100,645,384
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	751,197
Other	0

		$751,197
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/04		$101,396,581
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	271,562
Other	0

		$271,562
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/05		$101,668,143

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (Continued)

Balance at close of period — 3/31/05		$101,668,143
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,864
Other	0

		$263,864
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period — 3/31/06		$101,932,007

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (Continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period — 4/1/93		$0
Current year expense	$98,220

Balance at close of period — 3/31/94		$98,220
Current year expense	$418,177

Balance at close of period — 3/31/95		$516,397
Current year expense	$2,779,948

Balance at close of period — 3/31/96		$3,296,345
Current year expense	$2,591,856

Balance at close of period — 3/31/97		$5,888,201
Current year expense	$3,087,218

Balance at close of period — 3/31/98		$8,975,419
Current year expense	$3,096,686

Balance at close of period — 3/31/99		$12,072,105
Current year expense	$3,079,193

Balance at close of period — 3/31/00		$15,151,298
Current year expense	$3,106,817

Balance at close of period — 3/31/01		$18,258,115
Current year expense	$3,126,263

Balance at close of period — 3/31/02		$21,384,378
Current year expense	$2,850,562

Balance at close of period — 3/31/03		$24,234,940
Current year expense	$3,332,665

Balance at close of period — 3/31/04		$27,567,605
Current year expense	$3,077,499

Balance at close of period — 3/31/05		$30,645,104
Current year expense	$3,079,529

Balance at close of period — 3/31/06		$33,724,633