Form 10-K, Exhibit 13
period 2007-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2007-07-16
CIK 879555

Exhibit 13
FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT
BOSTON CAPITAL TAX CREDIT FUND III L.P. -
SERIES 15 THROUGH SERIES 19
MARCH 31, 2007 AND 2006

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
March 31, 2007, 2006 and 2005
Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Boston Capital Tax Credit Fund III L.P.
     We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain operating limited partnerships which investments represent $728,741 and $1,411,770 of the total partnership assets as of March 31, 2007 and 2006, respectively, and $(593,912), $(1,029,722) and $(1,183,870) of the total partnership loss for the years ended March 31, 2007, 2006 and 2005, respectively; of the assets for Series 15 as of March 31, 2007 and 2006, $289,968 and $470,219, respectively, and of the loss for Series 15 for the years ended March 31, 2007, 2006 and 2005, $(117,013), $(371,366) and $(342,864) respectively; of the assets for Series 16 as of March 31, 2007 and 2006, $0 and $0, respectively, and of the loss for Series 16 for the years ended March 31, 2007, 2006 and 2005, $0, $0, and $(255,186), respectively; of the assets for Series 17 as of March 31, 2007 and 2006, $240,014 and $468,682, respectively, and of the loss for Series 17 for the years ended March 31, 2007, 2006 and 2005, $(202,389), $(350,453) and $(271,167) respectively; of the assets for Series 18 as of March 31, 2007 and 2006, $22,873 and $143,473, respectively, and of the loss for Series 18 for the years ended March 31, 2007, 2006 and 2005, $(120,600), $(120,686) and $(187,413), respectively; and of the assets for Series 19 as of March 31, 2007 and 2006, $175,886 and $329,396, respectively, and of the loss for Series 19 for the years ended March 31, 2007, 2006 and 2005, $(153,510), $(187,217) and $(127,240), respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.
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
     In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2007 and 2006, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the three years in the period ended March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed under Item 15(a) in the index are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, based on our audit and the reports of other auditors, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.
/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.
Bethesda, Maryland
July 16, 2007

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS
March 31, 2007 and 2006

	Total
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$3,419,039	$7,337,365

OTHER ASSETS
Cash and cash equivalents	1,947,702	3,292,462
Deferred acquisition costs, net of accumulated amortization	809,059	861,443
Other assets	56,367	78,475

	$6,232,167	$11,569,745

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,145	$41,411
Accounts payable — affiliates	25,148,800	23,452,067
Capital contributions payable	162,519	162,519

	25,312,464	23,655,997

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2007 and 2006	(17,019,215)	(10,077,051)
General partner	(2,061,082)	(2,009,201)

	(19,080,297)	(12,086,252)

	$6,232,167	$11,569,745

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 15
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$361,924	$594,892

OTHER ASSETS
Cash and cash equivalents	1,345,224	1,262,471
Deferred acquisition costs, net of accumulated amortization	118,611	126,263
Other assets	21,367	27,002

	$1,847,126	$2,010,628

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,145	$1,145
Accounts payable — affiliates	5,863,264	5,602,855
Capital contributions payable	4,208	4,208

	5,868,617	5,608,208

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2007 and 2006	(3,659,086)	(3,230,009)
General partner	(362,405)	(367,571)

	(4,021,491)	(3,597,580)

	$1,847,126	$2,010,628

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 16
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,126,865	$1,974,221

OTHER ASSETS
Cash and cash equivalents	190,149	572,534
Deferred acquisition costs, net of accumulated amortization	164,302	174,902
Other assets	—	—

	$1,481,316	$2,721,657

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$40,266
Accounts payable — affiliates	6,572,789	6,270,924
Capital contributions payable	71,862	71,862

	6,644,651	6,383,052

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2007 and 2006	(4,645,093)	(3,158,172)
General partner	(518,242)	(503,223)

	(5,163,335)	(3,661,395)

	$1,481,316	$2,721,657

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 17
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,286,994	$1,915,188

OTHER ASSETS
Cash and cash equivalents	165,814	1,238,050
Deferred acquisition costs, net of accumulated amortization	169,684	180,996
Other assets	30,000	46,473

	$1,652,492	$3,380,707

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	6,440,636	6,120,716
Capital contributions payable	67,895	67,895

	6,508,531	6,188,611

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2007 and 2006	(4,386,701)	(2,350,393)
General partner	(469,338)	(457,511)

	(4,856,039)	(2,807,904)

	$1,652,492	$3,380,707

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 18
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$92,946	$726,046

OTHER ASSETS
Cash and cash equivalents	107,343	72,064
Deferred acquisition costs, net of accumulated amortization	130,058	138,449
Other assets	5,000	5,000

	$335,347	$941,559

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	3,994,750	3,591,559
Capital contributions payable	18,554	18,554

	4,013,304	3,610,113

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2007 and 2006	(3,330,950)	(2,331,641)
General partner	(347,007)	(336,913)

	(3,677,957)	(2,668,554)

	$335,347	$941,559

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
BALANCE SHEETS — CONTINUED
March 31, 2007 and 2006

	Series 19
	2007	2006
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$550,310	$2,127,018

OTHER ASSETS
Cash and cash equivalents	139,172	147,343
Deferred acquisition costs, net of accumulated amortization	226,404	240,833
Other assets	—	—

	$915,886	$2,515,194

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$—
Accounts payable — affiliates	2,277,361	1,866,013
Capital contributions payable	—	—

	2,277,361	1,866,013

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2007 and 2006	—	—
Assignees
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2007 and 2006	(997,385)	993,164
General partner	(364,090)	(343,983)

	(1,361,475)	649,181

	$915,886	$2,515,194

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS
Years ended March 31, 2007, 2006 and 2005

	Total
	2007	2006	2005
Income
Interest income	$41,815	$17,903	$9,210
Other income	96,772	32,509	15,730

Total income	138,587	50,412	24,940

Share of losses from operating limited partnerships	(1,280,294)	(3,518,129)	(12,401,037)

Expenses
Professional fees	282,015	292,370	210,010
Partnership management fee	2,138,666	2,098,275	1,666,693
Amortization	52,384	52,384	354,082
Impairment loss	1,365,076	11,603,236	18,797,540
General and administrative expenses	208,273	160,338	146,436

	4,046,414	14,206,603	21,174,761

NET LOSS	$(5,188,121)	$(17,674,320)	$(33,550,858)

Net loss allocated to general partner	$(51,881)	$(176,744)	$(335,508)

Net loss allocated to assignees	$(5,136,240)	$(17,497,576)	$(33,215,350)

Net loss per BAC	$(0.23)	$(0.80)	$(1.51)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 15
	2007	2006	2005
Income
Interest income	$15,446	$6,699	$2,762
Other income	4,837	175	6,415

Total income	20,283	6,874	9,177

Share of income (losses) from operating limited partnerships	1,006,045	(301,091)	(3,263,652)

Expenses
Professional fees	66,443	63,873	45,203
Partnership management fee	393,151	427,061	186,914
Amortization	7,652	7,652	60,550
Impairment loss	—	540,269	1,542,187
General and administrative expenses	42,512	31,324	29,575

	509,758	1,070,179	1,864,429

NET INCOME (LOSS)	$516,570	$(1,364,396)	$(5,118,904)

Net income (loss) allocated to general partner	$5,166	$(13,644)	$(51,189)

Net income (loss) allocated to assignees	$511,404	$(1,350,752)	$(5,067,715)

Net income (loss) per BAC	$0.13	$(0.35)	$(1.32)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 16
	2007	2006	2005
Income
Interest income	$6,985	$3,019	$2,507
Other income	4,954	2,637	2,253

Total income	11,939	5,656	4,760

Share of losses from operating limited partnerships	(830,125)	(302,965)	(1,548,383)

Expenses
Professional fees	67,919	65,259	44,700
Partnership management fee	555,951	550,166	593,725
Amortization	10,600	10,600	126,268
Impairment loss	—	2,317,370	5,216,286
General and administrative expenses	49,284	37,082	33,026

	683,754	2,980,477	6,014,005

NET LOSS	$(1,501,940)	$(3,277,786)	$(7,557,628)

Net loss allocated to general partner	$(15,019)	$(32,778)	$(75,576)

Net loss allocated to assignees	$(1,486,921)	$(3,245,008)	$(7,482,052)

Net loss per BAC	$(0.27)	$(0.60)	$(1.38)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 17
	2007	2006	2005
Income
Interest income	$12,850	$6,253	$2,506
Other income	13,085	5,839	1,210

Total income	25,935	12,092	3,716

Share of losses from operating limited partnerships	(428,223)	(696,243)	(3,737,706)

Expenses
Professional fees	58,291	55,452	40,377
Partnership management fee	465,239	456,419	199,263
Amortization	11,312	11,312	87,588
Impairment loss	199,703	3,620,144	3,301,027
General and administrative expenses	45,859	34,103	31,089

	780,404	4,177,430	3,659,344

NET LOSS	$(1,182,692)	$(4,861,581)	$(7,393,334)

Net loss allocated to general partner	$(11,827)	$(48,616)	$(73,933)

Net loss allocated to assignees	$(1,170,865)	$(4,812,965)	$(7,319,401)

Net loss per BAC	$(0.23)	$(0.96)	$(1.46)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 18
	2007	2006	2005
Income
Interest income	$2,680	$689	$533
Other income	70,182	10,855	352

Total income	72,862	11,544	885

Share of losses from operating limited partnerships	(227,177)	(543,556)	(1,905,671)

Expenses
Professional fees	52,884	41,803	48,159
Partnership management fee	354,725	354,643	358,581
Amortization	8,391	8,391	65,247
Impairment loss	404,990	747,347	3,936,899
General and administrative expenses	34,098	26,676	26,026

	855,088	1,178,860	4,434,912

NET LOSS	$(1,009,403)	$(1,710,872)	$(6,339,698)

Net loss allocated to general partner	$(10,094)	$(17,109)	$(63,397)

Net loss allocated to assignees	$(999,309)	$(1,693,763)	$(6,276,301)

Net loss per BAC	$(0.28)	$(0.47)	$(1.74)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF OPERATIONS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 19
	2007	2006	2005
Income
Interest income	$3,854	$1,243	$902
Other income	3,714	13,003	5,500

Total income	7,568	14,246	6,402

Share of losses from operating limited partnerships	(800,814)	(1,674,274)	(1,945,625)

Expenses
Professional fees	36,478	65,983	31,571
Partnership management fee	369,600	309,986	328,210
Amortization	14,429	14,429	14,429
Impairment loss	760,383	4,378,106	4,801,141
General and administrative expenses	36,520	31,153	26,720

	1,217,410	4,799,657	5,202,071

NET LOSS	$(2,010,656)	$(6,459,685)	$(7,141,294)

Net loss allocated to general partner	$(20,107)	$(64,597)	$(71,413)

Net loss allocated to assignees	$(1,990,549)	$(6,395,088)	$(7,069,881)

Net loss per BAC	$(0.49)	$(1.57)	$(1.73)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)
Years ended March 31, 2007, 2006 and 2005

		General
Total	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	40,768,209	(1,496,949)	39,271,260

Distributions to partners	(132,334)	—	(132,334)

Net loss	(33,215,350)	(335,508)	(33,550,858)

Partners’ capital (deficit), March 31, 2005	7,420,525	(1,832,457)	5,588,068

Net loss	(17,497,576)	(176,744)	(17,674,320)

Partners’ capital (deficit), March 31, 2006	(10,077,051)	(2,009,201)	(12,086,252)

Distributions to partners	(1,805,924)	—	(1,805,924)

Net loss	(5,136,240)	(51,881)	(5,188,121)

Partners’ capital (deficit), March 31, 2007	$(17,019,215)	$(2,061,082)	$(19,080,297)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 15	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	3,296,025	(302,738)	2,993,287

Distributions to partners	(107,567)	—	(107,567)

Net loss	(5,067,715)	(51,189)	(5,118,904)

Partners’ capital (deficit), March 31, 2005	(1,879,257)	(353,927)	(2,233,184)

Net loss	(1,350,752)	(13,644)	(1,364,396)

Partners’ capital (deficit), March 31, 2006	(3,230,009)	(367,571)	(3,597,580)

Distributions to partners	(940,481)	—	(940,481)

Net income	511,404	5,166	516,570

Partners’ capital (deficit), March 31, 2007	$(3,659,086)	$(362,405)	$(4,021,491)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 16	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	7,568,888	(394,869)	7,174,019

Distributions to partners	—	—	—

Net loss	(7,482,052)	(75,576)	(7,557,628)

Partners’ capital (deficit), March 31, 2005	86,836	(470,445)	(383,609)

Net loss	(3,245,008)	(32,778)	(3,277,786)

Partners’ capital (deficit), March 31, 2006	(3,158,172)	(503,223)	(3,661,395)

Net loss	(1,486,921)	(15,019)	(1,501,940)

Partners’ capital (deficit), March 31, 2007	$(4,645,093)	$(518,242)	$(5,163,335)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 17	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	9,806,740	(334,962)	9,471,778

Distributions to partners	(24,767)	—	(24,767)

Net loss	(7,319,401)	(73,933)	(7,393,334)

Partners’ capital (deficit), March 31, 2005	2,462,572	(408,895)	2,053,677

Net loss	(4,812,965)	(48,616)	(4,861,581)

Partners’ capital (deficit), March 31, 2006	(2,350,393)	(457,511)	(2,807,904)

Distributions to partners	(865,443)	—	(865,443)

Net loss	(1,170,865)	(11,827)	(1,182,692)

Partners’ capital (deficit), March 31, 2007	$(4,386,701)	$(469,338)	$(4,856,039)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 18	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	5,638,423	(256,407)	5,382,016

Distributions to partners	—	—	—

Net loss	(6,276,301)	(63,397)	(6,339,698)

Partners’ capital (deficit), March 31, 2005	(637,878)	(319,804)	(957,682)

Net loss	(1,693,763)	(17,109)	(1,710,872)

Partners’ capital (deficit), March 31, 2006	(2,331,641)	(336,913)	(2,668,554)

Net loss	(999,309)	(10,094)	(1,009,403)

Partners’ capital (deficit), March 31, 2007	$(3,330,950)	$(347,007)	$(3,677,957)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) — CONTINUED
Years ended March 31, 2007, 2006 and 2005

		General
Series 19	Assignees	partner	Total
Partners’ capital (deficit), March 31, 2004	14,458,133	(207,973)	14,250,160

Distributions to partners	—	—	—

Net loss	(7,069,881)	(71,413)	(7,141,294)

Partners’ capital (deficit), March 31, 2005	7,388,252	(279,386)	7,108,866

Net loss	(6,395,088)	(64,597)	(6,459,685)

Partners’ capital (deficit), March 31, 2006	993,164	(343,983)	649,181

Net loss	(1,990,549)	(20,107)	(2,010,656)

Partners’ capital (deficit), March 31, 2007	$(997,385)	$(364,090)	$(1,361,475)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS
Years ended March 31, 2007, 2006 and 2005

	Total
	2007	2006	2005
Cash flows from operating activities
Net loss	$(5,188,121)	$(17,674,320)	$(33,550,858)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,280,294	3,518,129	12,401,037
Distributions received from operating limited partnerships	30,836	82,150	43,280
Impairment loss	1,365,076	11,603,236	18,797,540
Amortization	52,384	52,384	354,082
Changes in assets and liabilities
Other assets	(7,126)	85,044	—
Accounts payable and accrued expenses	(40,266)	40,266	—
Accounts payable — affiliates	1,696,733	1,656,375	2,517,620

Net cash provided by (used in) operating activities	(810,190)	(636,736)	562,701

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(500)	(37,498)
(Advance)/repayments (to)/from operating limited partnerships	—	—	96,741
Proceeds from disposition of operating limited partnerships	1,271,354	153,501	2,124,534

Net cash provided by (used in) investing activities	1,271,354	153,001	2,183,777

Cash flows from financing activities
Distributions to partners	(1,805,924)	—	(132,334)

Net cash provided by (used in) financing activity	(1,805,924)	—	(132,334)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,344,760)	(483,735)	2,614,144

Cash and cash equivalents, beginning	3,292,462	3,776,197	1,162,053

Cash and cash equivalents, end	$1,947,702	$3,292,462	$3,776,197

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 15
	2007	2006	2005
Cash flows from operating activities
Net income (loss)	$516,570	$(1,364,396)	$(5,118,904)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income (losses) from operating limited partnerships	(1,006,045)	301,091	3,263,652
Distributions received from operating limited partnerships	—	—	253
Impairment loss	—	540,269	1,542,187
Amortization	7,652	7,652	60,550
Changes in assets and liabilities
Other assets	(4,365)	(20,635)	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	260,409	124,513	478,228

Net cash provided by (used in) operating activities	(225,779)	(411,506)	225,966

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(11,998)
(Advance)/repayments (to)/from operating limited partnerships	—	—	78,284
Proceeds from disposition of operating limited partnerships	1,249,013	36,295	1,106,404

Net cash provided by (used in) investing activities	1,249,013	36,295	1,172,690

Cash flows from financing activities
Distributions to partners	(940,481)	—	(107,567)

Net cash provided by (used in) financing activity	(940,481)	—	(107,567)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	82,753	(375,211)	1,291,089

Cash and cash equivalents, beginning	1,262,471	1,637,682	346,593

Cash and cash equivalents, end	$1,345,224	$1,262,471	$1,637,682

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 16
	2007	2006	2005
Cash flows from operating activities
Net loss	$(1,501,940)	$(3,277,786)	$(7,557,628)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	830,125	302,965	1,548,383
Distributions received from operating limited partnerships	8,385	5,850	52,769
Impairment loss	—	2,317,370	5,216,286
Amortization	10,600	10,600	126,268
Changes in assets and liabilities
Other assets	(6,175)	110,860	—
Accounts payable and accrued expenses	(40,266)	40,266	—
Accounts payable — affiliates	301,865	591,979	691,979

Net cash provided by (used in) operating activities	(397,406)	102,104	78,057

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(500)	(1,500)
(Advance)/repayments (to)/from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	15,021	84,540	—

Net cash provided by (used in) investing activities	15,021	84,040	(1,500)

Cash flows from financing activities
Distributions to partners	—	—	—

Net cash provided by (used in) financing activity	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(382,385)	186,144	76,557

Cash and cash equivalents, beginning	572,534	386,390	309,833

Cash and cash equivalents, end	$190,149	$572,534	$386,390

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 17
	2007	2006	2005
Cash flows from operating activities
Net loss	$(1,182,692)	$(4,861,581)	$(7,393,334)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	428,223	696,243	3,737,706
Distributions received from operating limited partnerships	4,240	1,170	10,857
Impairment loss	199,703	3,620,144	3,301,027
Amortization	11,312	11,312	87,588
Changes in assets and liabilities
Other assets	5,181	(5,181)	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	319,920	194,120	493,650

Net cash provided by (used in) operating activities	(214,113)	(343,773)	237,494

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments (to)/from operating limited partnerships	—	—	75,000
Proceeds from disposition of operating limited partnerships	7,320	32,666	1,018,130

Net cash provided by (used in) investing activities	7,320	32,666	1,093,130

Cash flows from financing activities
Distributions to partners	(865,443)	—	(24,767)

Net cash provided by (used in) financing activity	(865,443)	—	(24,767)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,072,236)	(311,107)	1,305,857

Cash and cash equivalents, beginning	1,238,050	1,549,157	243,300

Cash and cash equivalents, end	$165,814	$1,238,050	$1,549,157

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 18
	2007	2006	2005
Cash flows from operating activities
Net loss	$(1,009,403)	$(1,710,872)	$(6,339,698)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	227,177	543,556	1,905,671
Distributions received from (refunded to) operating limited partnerships	933	2,269	(20,664)
Impairment loss	404,990	747,347	3,936,899
Amortization	8,391	8,391	65,247
Changes in assets and liabilities
Other assets	—	—	—
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	403,191	409,415	442,415

Net cash provided by (used in) operating activities	35,279	106	(10,130)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	—
(Advance)/repayments (to)/from operating limited partnerships	—	—	(56,543)
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	—	—	(56,543)

Cash flows from financing activities
Distributions to partners	—	—	—

Net cash provided by (used in) financing activity	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	35,279	106	(66,673)

Cash and cash equivalents, beginning	72,064	71,958	138,631

Cash and cash equivalents, end	$107,343	$72,064	$71,958

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
STATEMENTS OF CASH FLOWS — CONTINUED
Years ended March 31, 2007, 2006 and 2005

	Series 19
	2007	2006	2005
Cash flows from operating activities
Net loss	$(2,010,656)	$(6,459,685)	$(7,141,294)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	800,814	1,674,274	1,945,625
Distributions received from operating limited partnerships	17,278	72,861	65
Impairment loss	760,383	4,378,106	4,801,141
Amortization	14,429	14,429	14,429
Changes in assets and liabilities
Other assets	(1,767)
Accounts payable and accrued expenses	—	—	—
Accounts payable — affiliates	411,348	336,348	411,348

Net cash provided by (used in) operating activities	(8,171)	16,333	31,314

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—	(24,000)
(Advance)/repayments (to)/from operating limited partnerships	—	—	—
Proceeds from disposition of operating limited partnerships	—	—	—

Net cash provided by (used in) investing activities	—	—	(24,000)

Cash flows from financing activities
Distributions to partners	—	—	—

Net cash provided by (used in) financing activity	—	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,171)	16,333	7,314

Cash and cash equivalents, beginning	147,343	131,010	123,696

Cash and cash equivalents, end	$139,172	$147,343	$131,010

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS
March 31, 2007, 2006 and 2005
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
The BACs issued and outstanding in each series at March 31, 2007 and 2006 are as follows:

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
March 31, 2007, 2006 and 2005
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
Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2007	2006
Series 15	$169,007	$159,007
Series 16	14,193	8,018
Series 17	85,401	74,109
Series 18	57,536	57,536
Series 19	2,921	1,154

	$329,058	$299,824

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss. Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment. In addition, deferred acquisition costs related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero. Accordingly, the partnership recorded an impairment loss of $1,365,076, $11,603,236 and $18,797,540 during the years ended March 31, 2007, 2006 and 2005, respectively.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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
Accumulated amortization as of March 31, 2007 and 2006 is as follows:

	2007	2006
Series 15	$170,559	$162,907
Series 16	299,129	288,529
Series 17	258,065	246,753
Series 18	184,879	176,488
Series 19	171,648	157,219

	$1,084,280	$1,031,896

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Deferred Acquisition Costs (Continued)
The amortization of the deferred acquisition costs for each of the ensuing 5 years through March 31, 2012 is estimated to be $52,384 per year.
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
March 31, 2007, 2006 and 2005
NOTE A — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Fiscal Year
For financial reporting purposes, the fund uses a March 31 year-end, whereas for income tax reporting purposes, the fund uses a calendar year. The operating limited partnerships use a calendar year for both financial and income tax reporting.
Net Income (Loss) per Beneficial Assignee Certificate
Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year. The number of units in each series at March 31, 2007, 2006 and 2005 are as follows:

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS
During the years ended March 31, 2007, 2006 and 2005, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:
Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The fee is payable without interest as sufficient funds became available from sales or refinancing proceeds from operating limited partnerships. The annual fund management fee charged to operations, net of reporting fees, during the years ended March 31, 2007, 2006 and 2005 by series, is as follows:

	2007	2006	2005
Series 15	$393,151	$427,061	$186,914
Series 16	555,951	550,166	593,725
Series 17	465,239	456,419	199,263
Series 18	354,725	354,643	358,581
Series 19	369,600	309,986	328,210

	$2,138,666	$2,098,275	$1,666,693

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2007, 2006 and 2005 charged to each series’ operations are as follows:

	2007	2006	2005
Series 15	$27,017	$32,089	$18,309
Series 16	28,902	35,683	19,276
Series 17	25,455	31,407	17,809
Series 18	21,244	25,697	14,604
Series 19	20,752	26,096	15,097

	$123,370	$150,972	$85,095

The Partnership had previously recorded and paid BCAMLP in connection with the disposition of certain Operating Partnerships certain amounts which were incorrectly referred to as sales preparation fees. The payments were actually for reimbursement of overhead and salary expenses incurred by Boston Capital and its Affiliates in connection with the disposition three Operating Partnerships.
During the year ended Mach 31, 2006, management of Boston Capital decided to discontinue requesting reimbursement for overheard and salary expenses related to the disposition of assets. Additionally, Boston Capital’s management has decided to reimburse all previous reimbursements for such items by reducing other liabilities due to Boston Capital and its Affiliates from the Partnership. The sales preparation fees reimbursed for Series 15 and Series 17 were $22,352 and $20,175 respectively.
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE B — RELATED PARTY TRANSACTIONS (Continued)
Accounts payable — affiliates at March 31, 2007 and 2006 represents fund management fees and an operating limited partnership advance which are payable to Boston Capital Asset Management Limited Partnership. The carrying value of the accounts payable — affiliates approximates fair value.
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS
At March 31, 2007 and 2006, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2007 and 2006 by series are as follows:

	2007	2006
Series 15	63	66
Series 16	61	62
Series 17	47	47
Series 18	34	34
Series 19	26	26

	231	235

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
During the year end March 31, 2007 the partnership disposed of three operating limited partnerships, sold a portion of its interest in one operating limited partnership, and received additional proceeds from one operating limited partnerships which was disposed of in the prior year. A summary of the dispositions by Series for March 31, 2007 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	2	1	$1,249,013	$1,185,775
Series 16	1	—	15,021	15,021
Series 17	—	—	7,320	—
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	3	1	$1,271,354	$1,200,796

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
March 31, 2007, 2006 and 2005
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
The contributions payable to operating limited partnerships at March 31, 2007 and 2006 by series are as follows:

	2007	2006
Series 15	$4,208	$4,208
Series 16	71,862	71,862
Series 17	67,895	67,895
Series 18	18,554	18,554
Series 19	—	—

	$162,519	$162,519

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$142,450,069	$20,222,979	$35,385,389

Acquisition costs of operating limited partnerships	17,360,869	2,103,832	4,154,447

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,263,654)	(16,682)	(491,707)

Cumulative impairment loss in investment in operating limited partnerships	(31,880,319)	(1,902,745)	(8,134,883)

Cumulative losses from operating limited partnerships	(123,191,294)	(20,045,460)	(29,786,381)

Investments in operating limited partnerships per balance sheets	3,419,039	361,924	1,126,865

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	(1,078,516)	(132,937)	(113,965)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,683,933)	(383,846)	(582,648)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,146,189	422,633	—

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(37,868,729)	(11,800,839)	(11,145,028)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	738,867	179,711	151,497

Cumulative impairment loss in investment in operating limited partnerships	31,918,158	1,902,745	8,134,883

Other	689,853	(15,397)	683,314

Equity per operating limited partnerships’ combined financial statements	$(2,719,072)	$(9,466,006)	$(1,745,082)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2007 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$30,909,526	$26,416,735	$29,515,440

Acquisition costs of operating limited partnerships	3,782,255	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(131,300)	(137,877)	(486,088)

Cumulative impairment loss in investment in operating limited partnerships	(5,822,328)	(5,926,733)	(10,093,630)

Cumulative losses from operating limited partnerships	(27,451,159)	(23,790,078)	(22,118,216)

Investments in operating limited partnerships per balance sheets	1,286,994	92,946	550,310

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2007 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2006 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2007 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(5,912,028)	(5,214,009)	(3,796,825)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Cumulative impairment loss in investment in operating limited partnerships	5,855,208	5,926,733	10,098,589

Other	(7,974)	6,394	23,516

Equity per operating limited partnerships’ combined financial statements	$628,302	$1,085,995	$6,777,719

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	146,730,517	$23,053,125	$36,828,371

Acquisition costs of operating limited partnerships	17,601,230	2,136,641	4,361,999

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,232,841)	(16,705)	(483,322)

Cumulative impairment loss in investment in operating limited partnerships	(31,386,971)	(2,082,456)	(8,826,900)

Cumulative losses from operating limited partnerships	(124,317,938)	(22,495,713)	(29,905,927)

Investments in operating limited partnerships per balance sheets	7,337,365	594,892	1,974,221

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	(1,078,516)	(132,937)	(113,965)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,904,726)	(399,087)	(788,200)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,195,770	472,214	—

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The fund’s investments in operating limited partnerships at March 31, 2006 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$30,916,846	$26,416,735	$29,515,440

Acquisition costs of operating limited partnerships	3,782,255	3,587,531	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(127,060)	(136,944)	(468,810)

Cumulative impairment loss in investment in operating limited partnerships	(5,622,625)	(5,521,743)	(9,333,247)

Cumulative losses from operating limited partnerships	(27,034,228)	(23,562,901)	(21,319,169)

Investments in operating limited partnerships per balance sheets	1,915,188	726,046	2,127,018

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2006 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2005 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2006 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS
Buildings and improvements, net of accumulated depreciation	$298,142,057	$47,247,271	$71,416,545

Land	24,949,002	4,226,094	5,020,765

Other assets	37,239,380	9,060,861	9,690,421

	$360,330,439	$60,534,226	$86,127,731

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$314,708,386	$65,849,535	$72,792,033

Accounts payable and accrued expenses	15,356,280	700,217	6,352,475

Other liabilities	32,276,672	3,526,284	5,953,276

	362,341,338	70,076,036	85,097,784

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(2,719,072)	(9,466,006)	(1,745,082)
Other partners	479,256	(75,804)	2,775,029

	(2,239,816)	(9,541,810)	1,029,947

	$360,101,522	$60,534,226	$86,127,731

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:
COMBINED SUMMARIZED BALANCE SHEETS — CONTINUED

	Series 17	Series 18	Series 19
ASSETS
Buildings and improvements, net of accumulated depreciation	$74,419,890	$46,842,715	$58,215,636

Land	6,497,315	3,363,433	5,841,395

Other assets	8,998,113	5,404,593	4,085,392

	$89,915,318	$55,610,741	$68,142,423

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$80,778,638	$42,934,858	$52,353,322

Accounts payable and accrued expenses	2,025,202	3,645,530	2,632,856

Other liabilities	10,023,905	6,999,004	5,774,203

	92,827,745	53,579,392	60,760,381

PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	628,302	1,085,995	6,777,719
Other partners	(3,540,729)	716,437	604,323

	(2,912,427)	1,802,432	7,382,042

	$89,915,318	$55,381,824	$68,142,423

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$58,875,372	$10,385,426	$13,183,737
Interest and other	2,480,868	352,578	522,327

	61,356,240	10,738,004	13,706,064

Expenses
Interest	14,519,066	2,133,821	2,767,142
Depreciation and amortization	16,773,001	3,027,505	4,072,542
Taxes and insurance	8,713,562	1,416,420	2,016,633
Repairs and maintenance	12,117,243	2,177,954	2,703,304
Operating expenses	20,677,354	3,547,357	4,780,549
Other expenses	4,584,892	404,447	2,105,022

	77,385,118	12,707,504	18,445,192

NET LOSS	$(16,028,878)	$(1,969,500)	$(4,739,128)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(14,323,629)	$(1,831,371)	$(4,657,480)

Net loss allocated to other partners	$(1,705,249)	$(138,129)	$(81,648)

*	Amounts include $1,661,641, $3,818,509, $1,605,973, $2,090,617, and $2,695,033 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS — CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$15,477,385	$8,091,504	$11,737,320
Interest and other	621,849	452,749	531,365

	16,099,234	8,544,253	12,268,685

Expenses
Interest	3,864,164	2,222,943	3,530,996
Depreciation and amortization	4,007,790	2,677,955	2,987,209
Taxes and insurance	2,189,002	1,270,761	1,820,746
Repairs and maintenance	3,518,007	1,786,476	1,931,502
Operating expenses	5,239,042	3,000,433	4,109,973
Other expenses	103,085	240,794	1,731,544

	18,921,090	11,199,362	16,111,970

NET LOSS	$(2,821,856)	$(2,655,109)	$(3,843,285)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,022,904)	$(2,317,794)	$(3,494,080)

Net loss allocated to other partners	$(798,952)	$(337,315)	$(349,205)

*	Amounts include $1,661,641, $3,818,509, $1,605,973, $2,090,617, and $2,695,033 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
NOTE C — INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)
The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2005 are as follows:
COMBINED SUMMARIZED STATEMENTS OF OPERATIONS – CONTINUED

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
March 31, 2007, 2006 and 2005
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
March 31, 2007, 2006 and 2005
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE E — OTHER ASSETS
Other assets include cash advanced to operating limited partnerships at March 31, 2007 and 2006, some of which is to be applied to capital contributions payable when certain criteria have been met. The advances at March 31, 2007 and 2006 by series are as follows:

	2007	2006
Series 15	$—	$—
Series 16	—	—
Series 17	30,000	46,473
Series 18	5,000	5,000
Series 19	—	—

	$35,000	$51,473

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE F —	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Total	Series 15	Series 16
Net income (loss) for financial reporting purposes	$(5,188,121)	$516,570	$(1,501,940)

Operating limited partnership rents received in advance	(5,067)	(2,271)	598

Accrued fund management fees not deducted for tax purposes	1,696,733	260,409	301,865

Other	4,765,685	217,652	2,037,702

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(11,871,773)	(1,661,641)	(3,818,509)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	1,365,076	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,511,657)	(295,391)	(342,288)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,281,684)	(1,159,999)	121,317

Loss for tax return purposes, year ended December 31, 2006	$(12,030,808)	$(2,124,671)	$(3,201,255)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE F —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 17	Series 18	Series 19
Net loss for financial reporting purposes	$(1,182,692)	$(1,009,403)	$(2,010,656)

Operating limited partnership rents received in advance	(2,517)	(877)	—

Accrued fund management fees not deducted for tax purposes	319,920	403,191	411,348

Other	(165,699)	1,066,261	1,609,769

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,605,973)	(2,090,617)	(2,695,033)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	199,703	404,990	760,383

Excess of tax depreciation over book depreciation on operating limited partnership assets	(405,521)	(218,630)	(249,827)

Difference due to fiscal year for book purposes and calendar year for tax purposes	27,749	(247,893)	(22,858)

Loss for tax return purposes, year ended December 31, 2006	$(2,815,030)	$(1,692,978)	$(2,196,874)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE F —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Total	Series 15	Series 16
Net loss for financial reporting purposes	$(17,674,320)	$(1,364,396)	$(3,277,786)

Operating limited partnership rents received in advance	17,397	1,974	2,667

Accrued fund management fees not deducted for tax purposes	1,656,375	124,513	591,979

Other	1,542,570	255,214	24,196

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(7,841,344)	(2,181,097)	(2,353,014)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	11,603,236	540,269	2,317,370

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,273,533)	(311,854)	(213,290)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,359,462)	(1,599,745)	(108,739)

Loss for tax return purposes, year ended December 31, 2005	$(15,329,081)	$(4,535,122)	$(3,016,617)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE F —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
For income tax purposes, the fund reports using a December 31 year-end. The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2006 is reconciled as follows:

	Series 17	Series 18	Series 19
Net loss for financial reporting purposes	$(4,861,581)	$(1,710,872)	$(6,459,685)

Operating limited partnership rents received in advance	12,372	384	—

Accrued fund management fees not deducted for tax purposes	194,120	409,415	336,348

Other	1,210,698	10,975	41,487

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,382,534)	(1,483,682)	(441,017)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	3,620,144	747,347	4,378,106

Excess of tax depreciation over book depreciation on operating limited partnership assets	(440,608)	(111,102)	(196,679)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,623,507)	(79,306)	51,835

Loss for tax return purposes, year ended December 31, 2005	$(3,270,896)	$(2,216,841)	$(2,289,605)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

NOTE F —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007, are as follows:

	Total	Series 15	Series 16
Investments in operating limited partnerships — tax return December 31, 2006	$(16,076,357)	$(12,375,095)	$(4,003,807)

Estimated share of loss for the three months ended March 31, 2007	(2,146,189)	(422,633)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	37,868,729	11,800,839	11,145,028

Impairment loss in investment in operating limited partnerships	(31,918,158)	(1,902,745)	(8,134,883)

Historic tax credits	5,325,806	—	1,844,836

Other	10,365,208	3,261,558	275,691

Investments in operating limited partnerships — as reported	$3,419,039	$361,924	$1,126,865

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

NOTE F —	RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)
The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007, are as follows:

	Series 17	Series 18	Series 19
Investments in operating limited partnerships — tax return December 31, 2006	$(2,524,577)	$(1,846,538)	$4,673,660

Estimated share of loss for the three months ended March 31, 2007	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,912,028	5,214,009	3,796,825

Impairment loss in investment in operating limited partnerships	(5,855,208)	(5,926,733)	(10,098,589)

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,406,881	1,207,558	2,213,520

Investments in operating limited partnerships — as reported	$1,286,994	$92,946	$550,310

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005

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
March 31, 2007, 2006 and 2005

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE G — CASH EQUIVALENTS
On March 31, 2007 and 2006, Boston Capital Tax Credit Fund III L.P. purchased $1,800,000 and $3,200,000 of corporate debt securities under agreements to resell on April 1, 2007 and April 1, 2006, respectively. Interest is earned at rates ranging from 1.8% to 3.0% per annum.
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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19
NOTES TO FINANCIAL STATEMENTS — CONTINUED
March 31, 2007, 2006 and 2005
NOTE I — QUARTERLY FINANCIAL INFORMATION — UNAUDITED
The following is a summary of the results of operations for each of the four quarters for the years indicated:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
2007

Total revenue	$7,034	$83,301	$29,388	$18,864

Loss from operations	(577,984)	(619,681)	(676,185)	(2,033,977)

Share of losses from operating Limited Partnerships	(542,273)	(479,064)	(474,736)	215,779

Net loss	(1,120,257)	(1,098,745)	(1,150,921)	(1,818,198)

Net loss per BAC	(0.05)	(0.05)	(0.05)	(0.08)

2006

Total revenue	$8,096	$27,531	$4,877	$9,908

Loss from operations	(569,200)	(751,825)	(641,041)	(12,194,125)

Share of losses from operating Limited Partnerships	(1,002,688)	(960,024)	(1,095,464)	(459,953)

Net loss	(1,571,888)	(1,711,849)	(1,736,505)	(12,654,078)

Net loss per BAC	(0.07)	(0.08)	(0.08)	(0.57)

2005

Total revenue	$3,196	$10,313	$2,201	$9,230

Loss from operations	(548,272)	(761,696)	(646,566)	(19,193,287)

Share of losses from operating Limited Partnerships	(1,854,448)	(1,598,316)	(1,548,450)	(7,399,823)

Net loss	(2,402,720)	(2,360,012)	(2,195,016)	(26,593,110)

Net loss per BAC	(0.11)	(0.11)	(0.10)	(1.20)

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized		Gross amount at
				subsequent to		which carried at
		Initial cost to company		acquisition		close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

APRIL GARDENS	1,427,307	50,000	1,773,331	27,663	50,000	1,800,994	1,850,994	1,007,256	5/93	9/92	5-27.5 yrs
ARKANSAS CITY	793,801	15,870	1,016,757	0	15,870	1,016,757	1,032,627	509,623	12/94	9/94	5-25 yrs
AUTUMNWOOD	1,261,816	50,000	1,669,609	29,153	50,000	1,698,762	1,748,762	884,944	1/93	8/92	5-27.5 yrs
BARTON VILLAGE	495,194	47,898	683,991	4,787	47,898	688,778	736,676	356,525	3/93	10/92	5-27.5 yrs
BECKWOOD MANOR EIGHT	1,187,119	60,000	1,498,746	19,729	58,000	1,518,475	1,576,475	697,445	8/95	8/94	5-27.5 yrs
BERGEN MANOR	977,364	42,000	1,256,858	79,181	42,000	1,336,039	1,378,039	731,897	7/92	7/92	7-27.5 yrs
BRIDLEWOOD	759,313	42,000	211,635	822,001	42,000	1,033,636	1,075,636	340,684	1/95	1/94	5-27.5 yrs
BRUNSWICK	780,494	69,000	953,553	11,477	69,214	965,030	1,034,244	522,273	9/92	4/92	7-27.5 yrs
BUENA VISTA APTS	1,412,298	75,000	1,767,511	26,858	75,000	1,794,369	1,869,369	1,001,577	1/92	3/92	7-27.5 yrs
CALEXICO SR	1,870,908	213,000	2,047,255	0	213,000	2,047,255	2,260,255	616,713	9/92	9/92	7-27.5 yrs
CHESTNUT HILL	716,914	40,000	904,814	29,088	40,000	933,902	973,902	358,490	9/92	9/92	7-27.5 yrs
CURWENSVILLE	1,175,120	31,338	1,435,553	253,402	31,338	1,688,955	1,720,293	670,552	7/93	9/92	5-27.5 yrs
DEERFIELD	1,195,713	65,400	1,495,473	0	65,400	1,495,473	1,560,873	818,073	6/92	4/92	7-27.5 yrs
EAST MACHIAS	1,008,932	77,963	1,478,171	61,154	77,963	1,539,325	1,617,288	575,783	1/93	9/92	10-40 yrs
EAST PARK	482,803	2,000	980,413	45,737	2,000	1,026,150	1,028,150	507,848	1/94	6/94	5-27.5 yrs
EDGEWOOD	762,143	36,000	967,796	0	36,000	967,796	1,003,796	511,881	8/92	6/92	7-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized		Gross amount at
				subsequent to		which carried at
		Initial cost to company		acquisition		close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

FAR VIEW	893,268	100,000	1,066,418	42,476	100,000	1,108,894	1,208,894	410,411	11/92	6/92	10-40 yrs
GRAHAM HOUSING	1,176,270	85,006	2,451,794	12,645	85,006	2,464,439	2,549,445	860,255	6/95	10/94	5-27.5 yrs
GRANTSVILLE	1,442,074	85,099	1,795,971	28,318	85,599	1,824,289	1,909,888	671,828	2/93	5/92	5-27.5 yrs
GREENTREE APTS	665,037	15,000	1,143,223	(317,932)	15,000	825,291	840,291	485,966	10/75	4/94	5-27.5 yrs
GREENWOOD VIL	652,598	20,123	893,915	8,589	20,123	902,504	922,627	465,538	5/93	8/92	5-27.5 yrs
HARRISONVILLE II	593,028	15,000	744,677	57,139	15,000	801,816	816,816	465,068	11/91	3/92	7-27.5 yrs
HEALDTON	675,004	15,000	868,469	0	15,000	868,469	883,469	286,791	12/94	8/94	5-27.5 yrs
HEARTHSIDE	1,816,135	95,000	2,967,134	(25,779)	95,000	2,941,355	3,036,355	1,355,528	11/92	4/92	7-27.5 yrs
HERONS LANDING	1,168,522	176,121	1,410,573	47,370	176,121	1,457,943	1,634,064	798,290	10/92	10/92	7-27.5 yrs
HIGGINSVILLE ESTATES	611,027	40,000	738,056	22,165	40,000	760,221	800,221	457,033	3/91	3/92	7-27.5 yrs
INV GROUP OF PAYSON	1,447,011	211,500	1,767,942	0	211,500	1,767,942	1,979,442	539,498	8/92	8/92	7-27.5 yrs
KEARNEY	616,327	30,000	763,159	40,273	30,000	803,432	833,432	464,852	1/92	5/92	7-27.5 yrs
LAKEVIEW	863,544	30,000	1,077,130	(900)	30,000	1,076,230	1,106,230	586,010	7/92	4/92	7-27.5 yrs
LAURELWOOD	1,038,750	58,500	1,268,491	751	58,500	1,269,242	1,327,742	696,493	2/92	3/92	7-27.5 yrs
LEBANON II	888,416	40,000	1,090,397	31,618	40,189	1,122,015	1,162,204	587,175	2/93	8/92	5-27.5 yrs
LEBANON III	614,320	26,750	766,992	105,672	26,750	872,664	899,414	471,975	2/92	3/92	7-27.5 yrs
LILAC	696,187	36,000	897,897	0	36,000	897,897	933,897	483,935	7/92	6/92	7-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized		Gross amount at
				subsequent to		which carried at
		Initial cost to company		acquisition		close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

LIVINGSTON PLAZA	648,889	32,500	868,525	0	32,500	868,525	901,025	438,390	11/93	12/92	5-27.5 yrs
MADISON PARTNERS	1,165,150	47,340	1,452,910	49,924	47,340	1,502,834	1,550,174	718,044	12/94	3/95	5-27.5 yrs
MANNING LANE	1,428,330	73,600	1,771,816	11,077	73,600	1,782,893	1,856,493	931,825	3/93	8/92	5-27.5 yrs
MARSHALL LANE	537,019	20,000	672,691	2,447	20,000	675,138	695,138	356,135	12/92	8/92	5-27.5 yrs
MARYVILLE	698,372	57,000	834,823	56,598	57,000	891,421	948,421	506,012	3/92	5/92	7-27.5 yrs
MONARK VILLAGE	307,918	68,900	570,916	7,468	68,900	578,384	647,284	256,858	3/94	6/94	5-27.5 yrs
N. PRAIRIE	851,840	5,000	1,121,143	33,513	5,000	1,154,656	1,159,656	648,582	5/93	9/92	5-27.5 yrs
OAKGROVE	391,791	5,000	460,291	20,367	5,000	480,658	485,658	286,192	11/91	4/92	7-27.5 yrs
OSAGE	764,462	110,000	2,309,861	84,028	110,000	2,393,889	2,503,889	1,331,034	6/92	4/92	7-27.5 yrs
OSCEOLA	596,640	54,600	797,763	183,416	27,300	981,179	1,008,479	535,925	5/92	5/92	7-27.5 yrs
PDC FIFTY FIVE	1,247,655	50,170	1,576,823	20,341	50,170	1,597,164	1,647,334	795,273	9/93	10/92	5-27.5 yrs
RAINIER	3,494,272	521,000	5,852,852	122,482	521,000	5,975,334	6,496,334	2,355,016	1/93	4/92	5-27.5 yrs
RIDGEVIEW	847,560	42,800	1,027,499	8,637	42,800	1,036,136	1,078,936	575,266	1/92	3/92	7-27.5 yrs
RIO MEMBRES II	752,026	48,938	930,376	30,078	48,938	960,454	1,009,392	378,433	4/92	4/92	7-27.5 yrs
ROLLING BROOK	801,991	35,000	1,006,667	48,183	35,000	1,054,850	1,089,850	592,996	11/92	6/92	7-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 15
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost capitalized		Gross amount at
				subsequent to		which carried at
		Initial cost to company		acquisition		close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

SCHOOL STREET	637,647	127,852	1,353,622	162,881	38,509	1,516,503	1,555,012	920,649	5/92	4/92	5-27.5 yrs
SHENANDOAH	1,429,367	67,500	1,754,599	53,684	67,500	1,808,283	1,875,783	905,928	2/93	8/92	5-27.5 yrs
SHOWBOAT MANOR	772,411	31,200	968,253	28,910	31,200	997,163	1,028,363	557,960	2/92	7/92	5-27.5 yrs
SIOUX FALLS	1,064,605	146,694	2,656,753	85,748	146,694	2,742,501	2,889,195	1,523,568	9/92	5/92	7-27.5 yrs
SUNSET SQUARE	717,697	50,000	896,507	17,450	50,000	913,957	963,957	357,743	8/92	9/92	7-27.5 yrs
TAYLOR MILLS	747,023	24,000	936,166	0	24,000	936,166	960,166	512,125	5/92	4/92	7-27.5 yrs
TIMMONS VILLAGE	605,473	15,000	754,172	6,894	38,500	761,066	799,566	411,314	7/92	5/92	7-27.5 yrs
UNIVERSITY MEADOWS	2,235,469	62,985	3,579,473	74,935	62,985	3,654,408	3,717,393	2,054,073	12/92	6/92	5-28 yrs
VALATIE	1,250,051	30,000	1,712,263	101,355	30,000	1,813,618	1,843,618	983,488	4/93	6/92	7-27.5 yrs
VIRGEN DEL POZO	3,256,068	120,000	4,274,133	234,757	120,000	4,508,890	4,628,890	2,201,337	7/93	8/92	5-27.5 yrs
VILLA DEL MAR	1,427,942	50,000	1,792,888	71,201	50,000	1,864,089	1,914,089	1,076,155	8/92	8/92	7-27.5 yrs
WEEDPATCH	1,913,123	272,000	2,246,927	20,248	272,000	2,267,175	2,539,175	626,800	9/94	1/94	5-50 yrs
WESTERNPORT	1,443,932	18,645	1,833,384	63,007	18,645	1,896,391	1,915,036	948,307	2/93	7/92	5-27.5 yrs
WHITEWATER VILL	510,540	18,542	637,048	5,396	18,542	642,444	660,986	343,305	11/92	8/92	7-27.5 yrs
WOOD PARK POINTE	1,139,515	117,500	1,329,664	(1,318,375)	117,500	11,289	128,789	9,583	5/92	6/92	5-27.5 yrs

	65,849,535	4,320,334	89,834,512	1,749,285	4,226,094	91,583,797	95,809,891	44,336,526

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2006

There were no carrying costs as of December 31, 2006. The column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,786,120
Other	0

		$64,786,120
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/93		$64,786,120
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,271,170
Other	0

		$52,271,170
Deductions during period:
Cost of real estate sold	$0
Other	(69,144)

		(69,144)

Balance at close of period - 3/31/94		$116,988,146
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,630,188
Improvements, etc	182,886
Other	0

		$10,813,074
Deductions during period:
Cost of real estate sold	$0
Other	(927,768)

		(927,768)

Balance at close of period - 3/31/95		$126,873,452

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (continued)

Balance at close of period - 3/31/95		$126,873,452
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,482
Improvements, etc	998,864
Other	0

		$8,476,346
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/96		$135,349,798
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	102,413
Improvements, etc	0
Other	0

		$102,413
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/97		$135,452,211
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	136,931
Other	0

		$136,931
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/98		$135,589,142

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (continued)

Balance at close of period - 3/31/98		$135,589,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,180
Other	0

		$229,180
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/99		$135,818,322
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	203,110
Other	0

		$203,110
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/00		$136,021,432

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,095
Other	0

		$215,095
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)

		(500,929)

Balance at close of period - 3/31/01		$135,735,598

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (continued)

Balance at close of period - 3/31/01		$135,735,598
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,538
Other	0

		$422,538

Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/02		$136,198,136
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,190
Other	0

		$369,190

Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/03		$136,527,326
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	387,486
Other	0

		$387,486

Deductions during period:
Cost of real estate sold	$(5,097,684)
Other	0

		(5,097,684)

Balance at close of period - 3/31/04		$131,817,128

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (continued)

Balance at close of period - 3/31/04		$131,817,128
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	197,413
Other	(1,322,384)

		$(1,124,971)
Deductions during period:
Cost of real estate sold	$(26,715,597)
Other	0
		(26,715,597)

Balance at close of period - 3/31/05		$103,976,560
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	208,543
Other	0

		$208,543
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/06		$104,185,103

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	305,989
Other	(308,679)

		$(2,690)
Deductions during period:
Cost of real estate sold	$(8,372,522)
Other	0

		(8,372,522)

Balance at close of period - 3/31/07		$95,809,891

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 15 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$1,151,027

Balance at close of period - 3/31/93		$1,151,027
Current year expense	$4,194,293

Balance at close of period - 3/31/94		$5,345,320
Current year expense	$4,646,907

Balance at close of period - 3/31/95		$9,992,227
Current year expense	$5,445,282

Balance at close of period - 3/31/96		$15,437,509
Current year expense	$4,587,940

Balance at close of period - 3/31/97		$20,025,449
Current year expense	$4,427,546

Balance at close of period - 3/31/98		$24,452,995
Current year expense	$4,453,997

Balance at close of period - 3/31/99		$28,906,992
Current year expense	$4,348,463

Balance at close of period - 3/31/00		$33,255,455
Current year expense	$3,625,904

Balance at close of period - 3/31/01		$36,881,359
Current year expense	$4,117,724

Balance at close of period - 3/31/02		$40,999,083
Current year expense	$4,130,487

Balance at close of period - 3/31/03		$45,129,570
Current year expense	$3,943,806
Reduction for real-estate sold	(2,183,384)

Balance at close of period - 3/31/04		$46,889,992
Current year expense	$2,721,013
Reduction for real-estate sold	(7,100,462)

Balance at close of period - 3/31/05		$42,510,543
Current year expense	$3,277,138

Balance at close of period - 3/31/06		$45,787,681
Current year expense	$2,672,827
Reduction for real-estate sold	(4,123,982)

Balance at close of period - 3/31/07		$44,336,526

Boston Capital Tax Credit Fund III LP — Series 16
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

1413 LEAVENWORTH	1,850,486	8,000	2,927,089	634,060	8,000	3,561,149	3,569,149	1,805,292	3/93	12/92	5-27.5 yrs
ANSON	1,244,324	40,202	1,683,348	24,022	40,202	1,707,370	1,747,572	640,109	9/93	12/92	10-40 yrs
AZTEC	986,981	115,000	1,299,311	29,958	115,000	1,329,269	1,444,269	700,466	5/93	5/93	5-27.5 yrs
BENTONIA ELDERLY	815,718	21,000	678,677	400,768	21,000	1,079,445	1,100,445	381,480	2/94	7/93	5-27.5 yrs
BERNICE VILLA	875,998	37,000	1,204,665	50,662	37,000	1,255,327	1,292,327	426,153	10/93	5/93	5-40 yrs
BLAIRSVILLE RENTAL I	738,311	58,377	866,980	41,529	35,000	908,509	943,509	406,016	9/94	12/92	5-27.5 yrs
BLAIRSVILLE RENTAL	722,625	84,359	804,895	61,805	49,500	866,700	916,200	389,568	7/94	12/92	5-27.5 yrs
BLOWING ROCK	496,928	47,500	663,473	22,101	47,500	685,574	733,074	296,175	11/94	12/93	5-27.5 yrs
BRANSON CHRISTIAN I	1,289,867	163,350	2,990,564	38,714	163,350	3,029,278	3,192,628	1,461,610	6/94	3/94	5-27.5 yrs
BRANSON CHRISTIAN II	1,078,246	0	2,497,066	66,846	0	2,563,912	2,563,912	1,217,619	8/94	7/94	5-27.5 yrs
BUTLER RENTAL	723,602	0	937,495	18,103	0	955,598	955,598	464,919	9/93	12/92	7-27.5 yrs
CANTERFIELD	745,078	48,000	934,169	(1,058)	48,000	933,111	981,111	489,392	1/93	11/92	5-27.5 yrs
CAPE ANN	276,131	18,000	1,833,366	84,955	18,000	1,918,321	1,936,321	903,052	12/93	1/93	7-31.5 yrs
CASS PARTNERS	555,161	45,250	2,026,740	(2,026,740)	21,000	0	21,000	0	12/93	12/93	5-27.5 yrs
CEDAR TRACE	487,927	18,000	639,500	5,277	18,000	644,777	662,777	358,423	7/93	10/92	5-27.5 yrs
CONCORD ASSOC.	1,075,976	61,532	1,223,133	149,719	129,441	1,372,852	1,502,293	799,028	2/93	2/93	5-27.5 yrs
CLYMER PARK ASSOC	1,409,501	35,800	1,831,813	115,167	35,800	1,946,980	1,982,780	648,695	11/94	12/92	5-27.5 yrs
CUMBERLAND WOOD	1,407,365	114,449	1,780,622	106,400	113,625	1,887,022	2,000,647	606,787	10/94	12/93	6-40 yrs
DAVENPORT HOUSING	3,432,337	223,889	6,598,309	182,874	223,889	6,781,183	7,005,072	3,366,132	2/94	10/93	7-27.5 yrs
DEER RUN	595,588	30,000	1,536,783	0	30,000	1,536,783	1,566,783	782,356	3/93	8/93	5-27.5 yrs
EASTMAN ELDERLY	1,133,367	80,000	1,428,172	26,283	36,900	1,454,455	1,491,355	674,177	10/93	12/92	7-27.5 yrs
FAIRMEADOW APTS	854,470	53,296	1,184,327	44,098	53,296	1,228,425	1,281,721	414,440	7/93	1/93	5-27.5 yrs
FALCON RIDGE	1,006,418	25,000	1,332,798	97,768	25,000	1,430,566	1,455,566	446,643	1/95	4/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 16
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encumbr-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

GIBSON	859,875	30,290	1,138,786	4,519	30,290	1,143,305	1,173,595	424,577	6/93	12/92	5-27.5 yrs
GREENFIELD	534,021	25,000	649,793	26,226	44,530	676,019	720,549	361,600	5/93	1/93	5-27.5 yrs
GREENWOOD	1,416,863	62,076	1,480,776	397,329	190,066	1,878,105	2,068,171	1,064,451	10/93	11/93	5-27.5 yrs
HARMONY HOUSE	1,411,347	57,000	1,764,438	48,905	57,000	1,813,343	1,870,343	696,184	7/93	11/92	5-27.5 yrs
HAYNES HOUSE	2,446,904	685,381	5,956,903	3,340,507	674,499	9,297,410	9,971,909	2,650,306	9/95	8/94	12-40 yrs
HOLLY TREE	858,860	58,900	1,069,733	4,853	58,900	1,074,586	1,133,486	563,751	2/93	11/92	5-27.5 yrs
IDABEL PROP.	1,329,617	50,000	1,791,971	0	50,000	1,791,971	1,841,971	975,765	12/93	4/93	5-25 yrs
ISOLA SQUARE	940,409	22,300	250,691	1,007,726	22,300	1,258,417	1,280,717	406,110	4/94	11/93	7-40 yrs
JOINER ELDERLY	757,930	47,719	1,026,013	52,483	47,719	1,078,496	1,126,215	565,664	6/93	1/93	5-40 yrs
LAWRENCEVILLE MANOR	1,373,516	61,370	1,660,796	73,021	61,370	1,733,817	1,795,187	838,553	7/94	2/94	5-27.5 yrs
LAWTELL MANOR	869,467	45,000	1,201,948	39,254	45,000	1,241,202	1,286,202	427,428	8/93	4/93	7-40 yrs
LOGAN LANE	1,260,529	54,000	1,602,465	(103)	54,000	1,602,362	1,656,362	830,729	3/93	9/92	5-27.5 yrs
MEADOWS OF SOUTHGATE	2,088,080	252,000	4,575,879	29,130	252,000	4,605,009	4,857,009	1,442,389	5/94	7/93	12-40 yrs
MENDOTA VILLAGE	1,910,695	136,140	2,421,001	22,450	136,140	2,443,451	2,579,591	692,464	5/93	12/92	5-50 yrs
MIDCITY	2,529,447	15,058	6,611,666	18,729	15,058	6,630,395	6,645,453	2,998,412	6/94	9/93	5-27.5 yrs
NEWPORT HOUSING	1,163,365	160,000	1,405,411	232	160,000	1,405,643	1,565,643	516,623	10/93	2/93	5-27.5 yrs
NEWPORT MANOR	917,713	31,908	1,175,109	97,974	31,908	1,273,083	1,304,991	465,417	12/93	9/93	5-40 yrs
PALATINE LP	1,361,848	37,400	1,785,282	88,099	37,400	1,873,381	1,910,781	931,816	5/94	5/94	5-27.5 yrs
SABLE CHASE	4,276,036	502,774	12,248,475	188,880	502,774	12,437,355	12,940,129	5,727,070	12/94	12/93	7-27.5 yrs
ST CROIX COMMONS	899,203	44,681	2,607,046	(657,470)	44,681	1,949,576	1,994,257	956,847	12/94	10/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 16
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encumbr-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation is
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	computed

ST JOSEPH SQ	920,454	37,500	1,167,702	50,789	37,500	1,218,491	1,255,991	412,626	9/93	5/93	5-40 yrs
SIMMESPORT	884,775	60,000	1,171,005	57,851	60,000	1,228,856	1,288,856	438,489	6/93	4/93	7-40 yrs
STONY GROUND	1,379,069	127,380	1,794,961	61,311	129,005	1,856,272	1,985,277	846,486	6/93	12/92	5-27.5 yrs
SUMMERSVILLE	601,025	20,000	774,259	19,262	20,000	793,521	813,521	434,649	6/93	5/93	5-27.5 yrs
TALBOT VILLAGE	685,054	22,300	833,494	6,962	22,300	840,456	862,756	436,320	4/93	8/92	5-27.5 yrs
TCHULA ELDERLY	800,699	20,000	1,071,899	46,207	20,000	1,118,106	1,138,106	388,644	12/93	7/93	5-27.5 yrs
TUOLUMNE CITY	1,550,025	190,000	1,912,157	0	190,000	1,912,157	2,102,157	530,646	8/93	12/92	5-50 yrs
TURTLE CREEK	823,401	23,141	1,113,511	56,058	23,141	1,169,569	1,192,710	435,107	10/93	5/93	7-40 yrs
TWIN OAKS ASSOC	1,408,481	45,000	1,776,674	7,868	45,000	1,784,542	1,829,542	687,290	9/93	12/92	5-27.5 yrs
VICTORIA POINTE	1,401,883	153,865	1,437,570	366,033	128,900	1,803,603	1,932,503	812,880	1/95	10/94	5-27.5 yrs
VISTA LINDA APARTMENTS	2,446,778	143,253	2,961,671	155,181	143,253	3,116,852	3,260,105	1,374,715	12/93	1/93	5-27.5 yrs
WAKEFIELD HOUSING	1,225,080	88,564	1,480,003	50,104	88,564	1,530,107	1,618,671	577,206	2/93	9/92	10-40 yrs
WEST END MANOR	957,415	52,300	1,188,913	10,924	52,300	1,199,837	1,252,137	614,169	5/93	5/93	5-27.5 yrs
WESTCHESTER OAK GROVE	941,526	38,010	2,281,529	83,983	62,164	2,365,512	2,427,676	1,303,652	4/93	12/92	5-27.5 yrs
WESTCHESTER ST JOE	1,107,015	100,000	3,211,620	138,297	100,000	3,349,917	3,449,917	1,739,689	6/93	7/93	5-27.5 yrs
WESTVILLE PROPERTIES	674,614	25,000	912,139	0	25,000	912,139	937,139	508,558	7/93	2/93	5-25 yrs
WILCOX INVESTMENT GROUP	1,070,121	58,500	1,376,329	13,345	58,500	1,389,674	1,448,174	393,906	6/93	1/93	5-50 yrs
WOODLANDS APTS	906,488	30,000	668,555	596,760	30,000	1,265,315	1,295,315	572,193	2/95	9/94	5-27.5 yrs

	72,792,033	4,941,814	118,461,468	6,676,990	5,020,765	125,138,458	130,159,223	53,721,913

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.

There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,191,631
Improvements, etc	0
Other	0

		$4,191,631
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/93		$4,191,631
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,686,042
Improvements, etc	43,162,006
Other	0

		$75,848,048
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/94		$80,039,679
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,495,343
Improvements, etc	41,448,097
Other	0

		$56,943,440
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/95		$136,983,119

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (continued)

Balance at close of period - 3/31/95		$136,983,119
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	106,204
Improvements, etc	5,007,023
Other	0

		$5,113,227
Deductions during period:
Cost of real estate sold	$0
Other	(675,394)

		(675,394)

Balance at close of period - 3/31/96		$141,420,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	97,847
Other	0

		$97,847
Deductions during period:
Cost of real estate sold	$0
Other	(1,512,675)

		(1,512,675)

Balance at close of period - 3/31/97		$140,006,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	163,080
Other	0

		$163,080
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/98		$140,169,204

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (continued)

Balance at close of period - 3/31/98		$140,169,204
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	240,077
Other	0

		$240,077
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/99		$140,409,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	618,565
Other	0

		$618,565
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/00		$141,027,846
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	281,498
Other	0

		$281,498
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/01		$141,309,344

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (continued)

Balance at close of period - 3/31/01		$141,309,344
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,709
Other	0

		$291,709
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/02		$141,601,053
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	472,351
Other	0

		$472,351
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/03		$142,073,404
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	561,633
Other	0

		$561,633
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/04		$142,635,037

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (continued)

Balance at close of period - 3/31/04		$142,635,037
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	639,742
Other	0

		$639,742
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/05		$143,274,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	319,605
Other	0

		$319,605
Deductions during period:
Cost of real estate sold	$(8,337,484)
Other	0

		(8,337,484)

Balance at close of period - 3/31/06		$135,256,900
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	690,674
Other	(2,050,990)

		$(1,360,316)
Deductions during period:
Cost of real estate sold	$(3,737,361)
Other	0

		(3,737,361)

Balance at close of period - 3/31/07		$130,159,223

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 16 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$0

Balance at close of period - 3/31/93		$0
Current year expense	$1,347,806

Balance at close of period - 3/31/94		$1,347,806
Current year expense	$3,630,765

Balance at close of period - 3/31/95		$4,978,571
Current year expense	$5,098,416	`

Balance at close of period - 3/31/96		$10,076,987
Current year expense	$4,859,372

Balance at close of period - 3/31/97		$14,936,359
Current year expense	$4,709,137

Balance at close of period - 3/31/98		$19,645,496
Current year expense	$4,715,345

Balance at close of period - 3/31/99		$24,360,841
Current year expense	$4,748,152

Balance at close of period - 3/31/00		$29,108,993
Current year expense	$4,694,454

Balance at close of period - 3/31/01		$33,803,447
Current year expense	$4,524,002

Balance at close of period - 3/31/02		$38,327,449
Current year expense	$4,501,163

Balance at close of period - 3/31/03		$42,828,612
Current year expense	$4,482,706

Balance at close of period - 3/31/04		$47,311,318
Current year expense	$4,397,188

Balance at close of period - 3/31/05		$51,708,506
Current year expense	$4,113,191
Reduction for real-estate sold	(3,792,773)

Balance at close of period - 3/31/06		$52,028,924
Current year expense	$3,274,319
Reduction for real-estate sold	(1,581,330)

Balance at close of period - 3/31/07		$53,721,913

Boston Capital Tax Credit Fund III LP — Series 17
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

ANNADALE HOUSING	12,685,618	226,000	12,180,150	441,485	226,000	12,621,635	12,847,635	4,089,687	6/90	2/89	5-50 yrs
ARTESIA PROPERTIES	1,354,889	30,730	1,865,231	17,964	30,730	1,883,195	1,913,925	890,524	9/94	9/94	5-27.5 yrs
ASPEN RIDGE	942,413	36,000	2,004,059	65,045	36,000	2,069,104	2,105,104	1,028,418	11/93	9/93	5-27.5 yrs
BLADENBORO	981,677	16,000	1,213,015	(26,766)	16,000	1,186,249	1,202,249	516,748	7/95	3/95	5-27.5 yrs
BREWER ST	1,299,677	0	2,296,514	277,664	0	2,574,178	2,574,178	1,189,508	7/93	6/93	5-27.5 yrs
BRIARWOOD APTS	872,928	38,500	20,850	1,208,985	38,952	1,229,835	1,268,787	382,654	7/93	6/93	5-27.5 yrs
BRIARWOOD VILLAGE	1,098,350	42,594	1,418,259	3,781	42,594	1,422,040	1,464,634	683,424	5/94	10/93	5-27.5 yrs
BRIARWOOD DEKALB	1,040,312	96,000	2,943,443	32,333	96,000	2,975,776	3,071,776	1,007,975	6/94	10/93	5-40 yrs
CAIRO HOUSING	1,040,096	17,000	1,309,062	117,495	17,000	1,426,557	1,443,557	771,776	4/93	5/93	7-27.5 yrs
CAMBRIDGE YMCA	1,650,601	95,200	5,135,233	148,126	95,200	5,283,359	5,378,559	2,622,426	12/93	4/93	5-27.5 yrs
CANEYVILLE PROPERTIES	460,007	36,000	601,775	(13,800)	36,000	587,975	623,975	305,486	4/93	5/93	5-27.5 yrs
CLINTON ESTATES	717,204	47,533	891,872	70,379	47,533	962,251	1,009,784	449,869	12/94	12/94	5-27.5 yrs
CLOVERPORT PROPERTIES	719,709	21,500	947,659	(7,038)	21,500	940,621	962,121	480,374	7/93	4/93	5-27.5 yrs
COLLEGE GREEN	3,752,942	225,000	6,774,847	158,826	225,000	6,933,673	7,158,673	3,090,552	8/95	3/95	5-27.5 yrs
CROFTON ASSOC.	771,087	46,511	961,097	17,386	46,511	978,483	1,024,994	335,476	3/93	4/93	5-27.5 yrs
CYPRESS POINT	2,909,908	265,000	4,794,440	388,948	265,000	5,183,388	5,448,388	1,818,926	12/94	2/94	5-27.5 yrs
DEERWOOD VILLAGE	618,005	29,138	804,512	3,582	29,138	808,094	837,232	381,884	7/94	2/94	5-27.5 yrs
DOYLE VILLAGE	1,134,766	100,000	1,435,520	6,304	100,000	1,441,824	1,541,824	692,050	4/94	9/93	5-27.5 yrs
GALLAWAY ASSOC.	1,022,222	35,600	1,307,158	52,425	35,600	1,359,583	1,395,183	458,319	5/93	4/93	5-27.5 yrs
GLENRIDGE	1,988,503	350,000	2,208,213	7,278	350,000	2,215,491	2,565,491	773,313	6/94	6/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 17
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encumbr-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	ances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

GREEN ACRES	1,009,451	173,447	1,366,874	95,486	173,447	1,462,360	1,635,807	682,585	11/94	1/95
GREENWOOD PLACE	1,035,857	44,400	299,685	1,182,672	44,400	1,482,357	1,526,757	472,796	8/94	11/93	7-40 yrs
HACKLEY BARCLAY	2,581,914	174,841	4,603,493	338,594	175,000	4,942,087	5,117,087	2,486,213	12/94	12/93	5-27.5 yrs
HENSON CREEK	3,979,968	945,000	7,971,879	57,538	945,000	8,029,417	8,974,417	2,877,613	4/94	5/93	5-27.5 yrs
HICKMAN ASSOC.	513,950	24,000	673,642	11,577	24,000	685,219	709,219	226,090	12/93	11/93	5-27.5 yrs
HOUSTON VILLAGE	651,356	11,500	850,901	3,387	11,500	854,288	865,788	411,081	5/94	12/93	5-27.5 yrs
IVYWOOD	3,621,127	290,542	5,712,656	40,027	290,542	5,752,683	6,043,225	2,915,255	10/93	6/93	5-27.5 yrs
JONESTOWN MANOR	842,475	0	311,764	957,365	36,900	1,269,129	1,306,029	392,720	12/94	12/93	7-40 yrs
LARGO CENTER	4,013,522	1,012,500	7,262,001	82,566	1,012,500	7,344,567	8,357,067	2,432,614	6/94	3/93	5-27.5 yrs
LEE TERRACE	1,444,627	93,246	4,573	1,792,766	93,246	1,797,339	1,890,585	852,360	12/94	2/94	5-27.5 yrs
MIDLAND HOUSING	874,639	60,000	2,422,788	78,199	60,000	2,500,987	2,560,987	1,013,168	6/94	9/93	5-27.5 yrs
MOUNT VERNON	2,323,989	200,000	3,141,984	597,820	200,000	3,739,804	3,939,804	1,585,028	11/94	11/94	5-27.5 yrs
OAKWOOD OF BENNETSVILLE	849,443	60,000	1,074,857	19,996	60,000	1,094,853	1,154,853	545,026	12/93	9/93	5-27.5 yrs
OPELOUSAS POINT	1,336,812	50,000	559,121	1,420,904	50,000	1,980,025	2,030,025	650,043	3/94	11/93	5-27.5 yrs
PALMETTO VILLAS	1,575,059	60,724	2,034,151	15,379	60,724	2,049,530	2,110,254	735,399	4/94	5/94	5-27.5 yrs
PARK PLACE II	1,319,244	112,000	1,408,102	23,884	112,000	1,431,986	1,543,986	669,418	4/94	2/94	7-27.5 yrs
PINEHURST	777,330	24,000	1,033,022	57,125	24,000	1,090,147	1,114,147	542,704	2/94	2/94	5-27.5 yrs
QUAIL VILLAGE	847,108	30,450	1,060,273	2,468	30,450	1,062,741	1,093,191	495,055	2/94	9/93	7-27.5 yrs
SEA BREEZE	1,198,662	94,000	1,515,733	7,276	94,000	1,523,009	1,617,009	690,553	1/95	3/94	N/A
SHAWNEE HOUSING	948,688	182,786	2,347,227	113,423	182,786	2,460,650	2,643,436	1,322,856	10/92	2/93	7-27.5 yrs
SIXTH ST APTS	2,147,001	151,687	1,123,504	3,200,593	162,687	4,324,097	4,486,784	1,500,199	12/94	12/93	5-27.5 yrs
SKOWHEGAN HOUSING	1,478,855	100,000	2,121,472	130,269	100,000	2,251,741	2,351,741	829,807	8/94	9/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 17
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

SOLEDAD	1,879,484	340,000	2,005,222	0	340,000	2,005,222	2,345,222	548,868	1/94	10/93	5-50 yrs
SUGARWOOD PARK	3,198,654	281,875	5,949,680	41,991	281,875	5,991,671	6,273,546	2,682,587	7/95	4/94	5-27.5 yrs
VOORHEESVILLE	1,064,526	74,600	1,254,914	105,950	74,600	1,360,864	1,435,464	690,184	5/93	7/93	7-27.5 yrs
WAYNSBURG HOUSING	1,449,528	169,200	2,113,822	152,631	18,100	2,266,453	2,284,553	711,110	12/95	7/94	10-40 yrs
WHITE CASTLE	754,455	84,800	948,687	28,816	84,800	977,503	1,062,303	463,429	5/94	6/94	27.5 yrs

	80,778,638	6,599,904	112,284,936	13,529,104	6,497,315	125,814,040	132,311,355	51,394,150

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.

There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,662,502
Improvements, etc	0
Other	0

		$58,662,502
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/94		$58,662,502
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,044,766
Improvements, etc	39,965,487
Other	0

		$71,010,253
Deductions during period:
Cost of real estate sold	$0
Other	(26,680)

		(26,680)

Balance at close of period - 3/31/95		$129,646,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,769,183
Improvements, etc	11,596,518
Other	0

		$21,365,701
Deductions during period:
Cost of real estate sold	$0
Other	(13,800)

		(13,800)

Balance at close of period - 3/31/96		$150,997,976

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (continued)

Balance at close of period - 3/31/96		$150,997,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,406,150
Improvements, etc	133,058
Other	0

		$12,539,208
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/97		$163,537,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	337,191
Improvements, etc	0
Other	0

		$337,191
Deductions during period:
Cost of real estate sold	$0
Other	(1,598,364)

		(1,598,364)

Balance at close of period - 3/31/98		$162,276,011
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,765
Other	0

		$200,765
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/99		$162,476,776

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (continued)

Balance at close of period - 3/31/99		$162,476,776
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	292,965
Other	0

		$292,965
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/00		$162,769,741
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,942
Other	0

		$252,942
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)

		(500,929)

Balance at close of period - 3/31/01		$162,521,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	525,052
Other	0

		$525,052
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/02		$163,046,806

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (continued)

Balance at close of period - 3/31/02		$163,046,806
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	376,998
Other	0

		$376,998
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/03		$163,423,804
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	638,913
Other	0

		$638,913
Deductions during period:
Cost of real estate sold	$(6,249,483)
Other	0

		(6,249,483)

Balance at close of period - 3/31/04		$157,813,234
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	265,229
Other	0

		$265,229
Deductions during period:
Cost of real estate sold	$(26,715,597)
Other	0

		(26,715,597)

Balance at close of period - 3/31/05		$131,362,866

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (continued)

Balance at close of period - 3/31/05		$131,362,866
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	420,434
Other	0

		$420,434
Deductions during period:
Cost of real estate sold	$0
Other	0

		0
Balance at close of period - 3/31/06		$131,783,300
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	528,055
Other	0

		$528,055
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/07		$132,311,355

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 17 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$727,342

Balance at close of period - 3/31/94		$727,342
Current year expense	$4,342,560

Balance at close of period - 3/31/95		$5,069,902
Current year expense	$4,963,158

Balance at close of period - 3/31/96		$10,033,060
Current year expense	$6,281,850

Balance at close of period - 3/31/97		$16,314,910
Current year expense	$5,040,935

Balance at close of period - 3/31/98		$21,355,845
Current year expense	$5,033,530

Balance at close of period - 3/31/99		$26,389,375
Current year expense	$4,909,920

Balance at close of period - 3/31/00		$31,299,295
Current year expense	$4,387,090

Balance at close of period - 3/31/01		$35,686,385
Current year expense	$4,846,606

Balance at close of period - 3/31/02		$40,532,991
Current year expense	$4,739,144

Balance at close of period - 3/31/03		$45,272,135
Current year expense	$4,532,137
Reduction for real-estate sold	(2,899,018)

Balance at close of period - 3/31/04		$46,905,254
Current year expense	$3,850,470
Reduction for real-estate sold	(7,100,462)

Balance at close of period - 3/31/05		$43,655,262
Current year expense	$3,875,610

Balance at close of period - 3/31/06		$47,530,872
Current year expense	$3,863,278

Balance at close of period - 3/31/07		$51,394,150

Boston Capital Tax Credit Fund III LP — Series 18
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

ARCH DEVELOPMENT	1,667,060	107,387	6,724,849	127,469	112,853	6,852,318	6,965,171	3,008,484	12/94	4/94	7-27.5 yrs
AURORA	1,345,470	65,000	1,704,709	90,061	65,000	1,794,770	1,859,770	933,666	9/93	9/93	5-27.5 yrs
BEAR CREEK	4,940,929	488,011	8,884,145	92,274	491,639	8,976,419	9,468,058	4,596,764	4/95	3/94	5-27.5 yrs
CHATHAM MANOR	1,345,452	75,000	1,727,394	122,216	75,000	1,849,610	1,924,610	935,749	12/93	1/94	5-27.5 yrs
CHELSEA SQUARE	301,393	21,000	939,281	9,200	21,000	948,481	969,481	414,881	12/94	8/94	7-34 yrs
CLARKE SCHOOL	2,421,552	200,000	5,493,464	226,288	200,000	5,719,752	5,919,752	1,774,617	12/94	12/94	5-27.5 yrs
ELLIJAY RENTAL	809,949	48,000	1,000,609	2,336	48,000	1,002,945	1,050,945	367,824	1/95	1/94	40 yrs
EVERGREEN	2,631,020	157,537	4,337,312	623,152	157,537	4,960,464	5,118,001	2,529,093	1/95	8/94	5-27.5 yrs
GLEN PLACE	1,018,680	60,610	3,489,218	(169,758)	60,610	3,319,460	3,380,070	1,567,766	6/94	4/94	5-27.5 yrs
HARRIS HOUSING	1,526,501	200,000	266,624	2,623,827	160,000	2,890,451	3,050,451	825,837	11/95	6/94	5-27.5 yrs
HUMBOLDT	691,613	40,191	845,252	26,528	40,191	871,780	911,971	397,805	4/95	8/94	5-27.5 yrs
JACKSON HOUSING	838,157	30,250	1,080,272	(7,162)	30,250	1,073,110	1,103,360	490,819	6/94	1/94	5-27.5 yrs
LAKEVIEW MEADOWS	1,487,824	88,920	2,775,712	81,187	88,920	2,856,899	2,945,819	921,382	5/94	8/93	5-27.5 yrs
LANTHROP PROP	714,885	34,800	931,788	34,388	34,800	966,176	1,000,976	481,984	5/94	4/94	5-27.5 yrs
LEESVILLE ELDERLY	1,293,052	144,000	2,018,242	0	144,000	2,018,242	2,162,242	634,110	6/94	6/94	7-40 yrs
LOCKPORT	982,175	125,000	1,524,202	0	125,000	1,524,202	1,649,202	470,129	9/94	7/94	5-27.5 yrs
MAPLE LEAF	1,073,711	22,860	1,355,390	54,034	22,860	1,409,424	1,432,284	469,405	12/94	8/94	5-27.5 yrs
MARENGO PARK	729,335	50,010	886,695	5,220	50,010	891,915	941,925	437,904	3/94	10/93	5-27.5 yrs
NATCHITOCHES	940,715	50,000	1,634,279	10,000	50,000	1,644,279	1,694,279	495,866	12/94	6/94	7-40 yrs
NEWTON I	785,331	57,500	979,345	4,201	57,500	983,546	1,041,046	457,949	9/94	11/93	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 18
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

OSKALOOSA I	468,693	32,000	589,423	1,822	32,000	591,245	623,245	275,670	9/94	11/93	5-27.5 yrs
PARVINS	571,762	41,508	1,741,048	4,742	41,508	1,745,790	1,787,298	848,628	11/93	8/93	5-27.5 yrs
PEACHTREE	1,436,361	157,027	1,617,470	63,098	157,027	1,680,568	1,837,595	940,993	7/93	1/94	5-27.5 yrs
PONDEROSA	1,443,567	82,454	1,903,972	130,592	82,454	2,034,564	2,117,018	700,848	5/94	3/94	5-27.5 yrs
PRESTON WOODS	656,423	66,000	2,515,136	57,108	66,000	2,572,244	2,638,244	1,334,810	12/94	12/93	5-27.5 yrs
RICHMOND MANOR	995,447	54,944	1,285,522	53,368	54,944	1,338,890	1,393,834	650,197	6/94	6/94	5-27.5 yrs
RIO GRANDE	2,070,058	96,480	2,999,680	93,094	96,480	3,092,774	3,189,254	948,145	5/94	6/94	5-27.5 yrs
RIPLEY HOUSING	477,309	14,000	646,850	132,344	14,000	779,194	793,194	122,886	7/94	1/94	5-40 yrs
SAN JOAQUIN	1,763,014	55,000	2,463,181	22,475	55,000	2,485,656	2,540,656	634,217	12/94	3/94	5-50 yrs
TROY ESTATES	663,112	45,000	826,432	115,030	45,000	941,462	986,462	440,308	1/94	12/93	5-27.5 yrs
VIRGINIA AVENUE	1,131,417	121,238	3,510,339	15,654	121,238	3,525,993	3,647,231	1,616,865	10/94	10/94	5-27.5 yrs
VISTA LOMA	1,564,428	267,612	1,600,128	309,585	267,612	1,909,713	2,177,325	633,969	9/94	5/94	5-27.5 yrs
VIVIAN ELDERLY	225,762	45,000	1,668,938	0	45,000	1,668,938	1,713,938	529,737	9/94	7/94	7-40 yrs
WESTMINSTER MEADOWS	1,922,701	250,000	3,605,890	22,684	250,000	3,628,574	3,878,574	1,817,826	11/94	12/93	5-27.5 yrs

	42,934,858	3,394,339	75,572,791	4,977,057	3,363,433	80,549,848	83,913,281	33,707,133

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.

There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,002,185
Improvements, etc	0
Other	0

		$4,002,185
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/94		$4,002,185
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,200,169
Improvements, etc	19,531,960
Other	0

		$61,732,129
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/95		$65,734,314
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,282,424
Other	0

		$16,282,424
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/96		$82,016,738

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (continued)

Balance at close of period - 3/31/96		$82,016,738
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,752
Other	0

		$137,752
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/97		$82,154,490
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,466
Other	0

		$164,466
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/98		$82,318,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,573
Other	0

		$200,573
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/99		$82,519,529

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (continued)

Balance at close of period - 3/31/99		$82,519,529
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,225
Other	0

		$90,225
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/00		$82,609,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,609
Other	0

		$204,609
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/01		$82,814,363
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,890
Other	0

		$125,890
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/02		$82,940,253

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (continued)

Balance at close of period - 3/31/02		$82,940,253
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,756
Other	0

		$164,756
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/03		$83,105,009
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,824
Other	0

		$224,824
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/04		$83,329,833
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	105,841
Other	0

		$105,841
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/05		$83,435,674

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (continued)

Balance at close of period - 3/31/05		$83,435,674
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	249,305
Other	0

		$249,305
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/06		$83,684,979
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,302
Other	0

		$228,302
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/07		$83,913,281

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 18 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$39,475

Balance at close of period - 3/31/94		$39,475
Current year expense	$911,009

Balance at close of period - 3/31/95		$950,484
Current year expense	$2,835,031

Balance at close of period - 3/31/96		$3,785,515
Current year expense	$3,000,815

Balance at close of period - 3/31/97		$6,786,330
Current year expense	$2,884,157

Balance at close of period - 3/31/98		$9,670,487
Current year expense	$2,798,960

Balance at close of period - 3/31/99		$12,469,447
Current year expense	$2,799,855

Balance at close of period - 3/31/00		$15,269,302
Current year expense	$2,761,702

Balance at close of period - 3/31/01		$18,031,004
Current year expense	$2,752,123

Balance at close of period - 3/31/02		$20,783,127
Current year expense	$2,632,895

Balance at close of period - 3/31/03		$23,416,022
Current year expense	$2,613,670

Balance at close of period - 3/31/04		$26,029,692
Current year expense	$2,598,384

Balance at close of period - 3/31/05		$28,628,076
Current year expense	$2,607,686

Balance at close of period - 3/31/06		$31,235,762
Current year expense	$2,471,371

Balance at close of period - 3/31/07		$33,707,133

Boston Capital Tax Credit Fund III LP — Series 19
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

ANKENEY HOUSING	3,017,143	217,500	8,144,577	185,262	217,500	8,329,839	8,547,339	2,645,090	3/95	8/94	10-40 yrs
CARROLLTON VILLA	1,340,005	60,015	2,682,843	(2,551,344)	60,015	131,499	191,514	7,514	3/95	6/94	5-27.5 yrs
CLARKE SCHOOL	2,421,552	200,000	5,493,464	226,288	200,000	5,719,752	5,919,752	1,774,617	12/94	12/94	12-40 yrs
FOREST ASSOCIATES	646,225	13,900	396,391	478,939	13,900	875,330	889,230	577,441	3/78	4/95	5-27.5 yrs
GARDEN GATE\FT WORTH	5,239,537	678,867	2,532,572	6,993,463	678,867	9,526,035	10,204,902	4,248,971	4/95	5/95	5-27.5 yrs
GARDEN GATE\PLANO	6,572,866	689,318	844,673	9,257,998	689,318	10,102,671	10,791,989	4,538,879	3/95	2/94	5-27.5 yrs
HEBBRONVILLE APTS.	498,962	50,711	650,002	20,243	50,711	670,245	720,956	217,661	4/94	12/93	7-40 yrs
HOLLISTER INV GRP	1,693,248	400,000	1,906,641	226,170	400,000	2,132,811	2,532,811	719,521	5/95	3/95	5-50 yrs
HOLTS SUMMIT SQUARE	1,028,137	110,373	524,966	2,049,034	110,373	2,574,000	2,684,373	1,210,472	12/94	6/94	5-27.5 yrs
INDEPENDENCE PROPERTIES	823,930	38,500	503,166	517,210	38,500	1,020,376	1,058,876	342,159	12/94	6/94	5-40 yrs
JEFFERSON SQUARE	2,252,818	385,000	4,548,650	437,203	385,000	4,985,853	5,370,853	1,767,439	8/95	5/94	5-27.5 yrs
JENNY LYNN PROPERTIES	776,786	65,000	958,809	7,000	65,000	965,809	1,030,809	443,102	9/94	1/94	5-27.5 yrs
JEREMY ASSOCIATES	3,281,609	522,890	6,954,516	771,207	522,890	7,725,723	8,248,613	2,520,720	12/95	6/96	5-40 yrs
LONE STAR SR.	591,662	20,492	835,453	0	20,492	835,453	855,945	260,239	5/94	12/93	7-40 yrs
MADISON L.P.	631,547	42,707	810,978	16,276	32,568	827,254	859,822	387,113	10/94	12/93	5-27.5 yrs
MANSURA VILLA	931,162	20,254	301,687	1,029,963	25,000	1,331,650	1,356,650	385,770	8/95	5/94	5-27.5 yrs
MARTINDALE APTS.	644,462	40,270	861,032	29,803	40,270	890,835	931,105	290,053	1/94	12/93	7-40 yrs
MUNFORD VILLAGE	728,020	24,800	980,102	30,577	24,800	1,010,679	1,035,479	339,213	4/94	10/93	5-40 yrs
NORTHPOINTE LP	4,234,697	371,000	9,834,451	1,621	371,000	9,836,072	10,207,072	2,856,608	6/95	7/94	5-27.5 yrs
SAHALE HEIGHTS	825,794	72,000	1,062,350	111	72,000	1,062,461	1,134,461	497,596	6/94	1/94	5-27.5 yrs

Boston Capital Tax Credit Fund III LP — Series 19
Schedule III — Real Estate and Accumulated Depreciation
March 31, 2007

				Cost
				capitalized
				subsequent	Gross amount at which carried
		Initial cost to company		to acquisition	at close of period
											Life on which
	Encum-		Buildings and			Buildings and		Accumulated	Date of	Date	depreciation
Description	brances	Land	improvements	Improvements	Land	improvements	Total	depreciation	construction	acquired	is computed

SHERWOOD KNOLL	751,172	45,000	963,996	42,011	45,000	1,006,007	1,051,007	360,438	4/94	10/93	5-40 yrs
SUGARWOOD PARK	3,198,654	281,875	5,949,680	41,991	281,875	5,991,671	6,273,546	2,682,587	7/95	4/94	5-27.5 yrs
SUMMERSET HOUSING	912,736	68,665	1,160,825	(25,664)	68,665	1,135,161	1,203,826	458,080	11/95	1/94	7-27.5 yrs
VISTA’S ASSOC.	4,616,590	831,600	7,055,338	31,146	831,600	7,086,484	7,918,084	2,522,562	1/95	12/93	5-27.5 yrs
WEDGEWOOD LANE	969,966	85,000	1,106,604	37,185	85,000	1,143,789	1,228,789	407,139	9/94	6/94	5-40 yrs
WILLOWOOD PARK	3,724,042	511,051	6,867,791	187,592	511,051	7,055,383	7,566,434	3,296,222	12/94	11/93	5-27.5 yrs

	52,353,322	5,846,788	73,931,557	20,041,285	5,841,395	93,972,842	99,814,237	35,757,206

     Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2006.

     There we no carrying costs as of December 31, 2006. The Column has been omitted for presentation purposes.

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19
Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,012,131
Improvements, etc	0
Other	0

		$9,012,131
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/94		$9,012,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	24,845,235
Improvements, etc	13,156,474
Other	0

		$38,001,709
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/95		$47,013,840
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	410,291
Improvements, etc	52,257,570
Other	0

		$52,667,861
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/96		$99,681,701

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (continued)

Balance at close of period - 3/31/96		$99,681,701
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,406
Improvements, etc	594,800
Other	0

		$8,072,206
Deductions during period:
Cost of real estate sold	$(8,720,704)
Other	(124,499)

		(8,845,203)

Balance at close of period - 3/31/97		$98,908,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,896
Other	0

		$224,896
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/98		$99,133,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,405
Other	0

		$228,405
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/99		$99,362,005

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (continued)

Balance at close of period - 3/31/99		$99,362,005
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,218
Other	0

		$280,218
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/00		$99,642,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	493,159
Other	0

		$493,159
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/01		$100,135,382
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	432,177
Other	0

		$432,177
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/02		$100,567,559

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (continued)

Balance at close of period - 3/31/02		$100,567,559
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	77,825
Other	0

		$77,825
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/03		$100,645,384
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	751,197
Other	0

		$751,197
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/04		$101,396,581
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	271,562
Other	0

		$271,562
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/05		$101,668,143

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (continued)

Balance at close of period - 3/31/05		$101,668,143
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	263,864
Other	0

		$263,864
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/06		$101,932,007
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	620,739
Other	(2,738,509)

		$(2,117,770)
Deductions during period:
Cost of real estate sold	$0
Other	0

		0

Balance at close of period - 3/31/07		$99,814,237

Notes to Schedule III
Boston Capital Tax Credit Fund III LP — Series 19 (continued)
Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$98,220

Balance at close of period - 3/31/94		$98,220
Current year expense	$418,177

Balance at close of period - 3/31/95		$516,397
Current year expense	$2,779,948

Balance at close of period - 3/31/96		$3,296,345
Current year expense	$2,591,856

Balance at close of period - 3/31/97		$5,888,201
Current year expense	$3,087,218

Balance at close of period - 3/31/98		$8,975,419
Current year expense	$3,096,686

Balance at close of period - 3/31/99		$12,072,105
Current year expense	$3,079,193

Balance at close of period - 3/31/00		$15,151,298
Current year expense	$3,106,817

Balance at close of period - 3/31/01		$18,258,115
Current year expense	$3,126,263

Balance at close of period - 3/31/02		$21,384,378
Current year expense	$2,850,562

Balance at close of period - 3/31/03		$24,234,940
Current year expense	$3,332,665

Balance at close of period - 3/31/04		$27,567,605
Current year expense	$3,077,499

Balance at close of period - 3/31/05		$30,645,104
Current year expense	$3,079,529

Balance at close of period - 3/31/06		$33,724,633
Current year expense	$2,032,573

Balance at close of period - 3/31/07		$35,757,206