Form 10-K, Exhibit 13
period 2008-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2008-07-14
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III L.P. -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2008 AND 2007

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

March 31, 2008 and 2007

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund III, L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2008 and 2007, and the related statements of operations, changes in partners’ capital and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $232,003 and $728,741 of the total partnership assets as of March 31, 2008 and 2007, respectively, and $(808,242) and $(593,912), of the total partnership loss for the years ended March 31, 2008 and 2007, respectively; of the assets for Series 15 as of March 31, 2008 and 2007, $201,333 and $289,968, respectively, and of the loss for Series 15 for the years ended March 31, 2008 and 2007, $(88,635) and $(117,013), respectively; of the assets for Series 16 as of March 31, 2008 and 2007, $0 and $0, respectively, and of the loss for Series 16 for the years ended March 31, 2008 and 2007, $(551,518) and $0, respectively; of the assets for Series 17 as of March 31, 2008 and 2007, $0 and $240,014 , respectively, and of the loss for Series 17 for the years ended March 31, 2008 and 2007, $0 and $(202,389), respectively; of the assets for Series 18 as of March 31, 2008 and 2007, $0 and $22,873 , respectively, and of the loss for Series 18 for the years ended March 31, 2008 and 2007, $(22,873) and $(120,600), respectively; and of the assets for Series 19 as of March 31, 2008 and 2007, $30,670 and $175,886, respectively, and of the loss for Series 19 for the years ended March 31, 2008 and 2007, $(145,216) and $(153,510), respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2008 and 2007, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

July 14, 2008

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2008 and 2007

	Total
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$1,661,004	$3,419,039

OTHER ASSETS
Cash and cash equivalents	775,079	1,947,702
Deferred acquisition costs, net of accumulated amortization	756,674	809,059
Other assets	63,707	56,367

	$3,256,464	$6,232,167

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$18,050	$1,145
Accounts payable - affiliates	26,335,867	25,148,800
Capital contributions payable	158,311	162,519

	26,512,228	25,312,464

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2008 and 2007	(21,152,928)	(17,019,215)
General partner	(2,102,836)	(2,061,082)

	(23,255,764)	(19,080,297)

	$3,256,464	$6,232,167

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 15
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$209,560	$361,924

OTHER ASSETS
Cash and cash equivalents	200,415	1,345,224
Deferred acquisition costs, net of accumulated amortization	110,958	118,611
Other assets	28,707	21,367

	$549,640	$1,847,126

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$16,526	$1,145
Accounts payable - affiliates	5,080,035	5,863,264
Capital contributions payable	—	4,208

	5,096,561	5,868,617

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2008 and 2007	(4,179,262)	(3,659,086)
General partner	(367,659)	(362,405)

	(4,546,921)	(4,021,491)

	$549,640	$1,847,126

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 16
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$478,018	$1,126,865

OTHER ASSETS
Cash and cash equivalents	197,645	190,149
Deferred acquisition costs, net of accumulated amortization	153,702	164,302
Other assets	—	—

	$829,365	$1,481,316

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	7,210,716	6,572,789
Capital contributions payable	71,862	71,862

	7,282,959	6,644,651

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2008 and 2007	(5,922,449)	(4,645,093)
General partner	(531,145)	(518,242)

	(6,453,594)	(5,163,335)

	$829,365	$1,481,316

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 17
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$779,743	$1,286,994

OTHER ASSETS
Cash and cash equivalents	190,524	165,814
Deferred acquisition costs, net of accumulated amortization	158,372	169,684
Other assets	30,000	30,000

	$1,158,639	$1,652,492

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	6,957,896	6,440,636
Capital contributions payable	67,895	67,895

	7,026,172	6,508,531

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2008 and 2007	(5,388,080)	(4,386,701)
General partner	(479,453)	(469,338)

	(5,867,533)	(4,856,039)

	$1,158,639	$1,652,492

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS- CONTINUED

March 31, 2008 and 2007

	Series 18
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$92,946

OTHER ASSETS
Cash and cash equivalents	76,676	107,343
Deferred acquisition costs, net of accumulated amortization	121,667	130,058
Other assets	5,000	5,000

	$203,343	$335,347

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	4,396,304	3,994,750
Capital contributions payable	18,554	18,554

	4,415,239	4,013,304

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2008 and 2007	(3,859,550)	(3,330,950)
General partner	(352,346)	(347,007)

	(4,211,896)	(3,677,957)

	$203,343	$335,347

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2008 and 2007

	Series 19
	2008	2007
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$193,683	$550,310

OTHER ASSETS
Cash and cash equivalents	109,819	139,172
Deferred acquisition costs, net of accumulated amortization	211,975	226,404
Other assets	—	—

	$515,477	$915,886

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$381	$—
Accounts payable - affiliates	2,690,916	2,277,361
Capital contributions payable	—	—

	2,691,297	2,277,361

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2008 and 2007	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2008 and 2007	(1,803,587)	(997,385)
General partner	(372,233)	(364,090)

	(2,175,820)	(1,361,475)

	$515,477	$915,886

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2008 and 2007

	Total
	2008	2007
Income
Interest income	$32,125	$41,815
Other income	28,450	96,772

Total income	60,575	138,587

Share of income (losses) from operating limited partnerships	(1,376,172)	(1,280,294)

Expenses
Professional fees	234,608	282,015
Partnership management fee	2,073,124	2,138,666
Amortization	52,385	52,384
Impairment loss	293,550	1,365,076
General and administrative expenses	206,203	208,273

	2,859,870	4,046,414

NET INCOME (LOSS)	$(4,175,467)	$(5,188,121)

Net income (loss) allocated to general partner	$(41,754)	$(51,881)

Net income (loss) allocated to limited partners	$(4,133,713)	$(5,136,240)

Net income (loss) per BAC	$(0.19)	$(0.23)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 15
	2008	2007
Income
Interest income	$11,941	$15,446
Other income	1,249	4,837

Total income	13,190	20,283

Share of income (losses) from operating limited partnerships	(65,374)	1,006,045

Expenses
Professional fees	55,253	66,443
Partnership management fee	362,888	393,151
Amortization	7,653	7,652
Impairment loss	6,087	—
General and administrative expenses	41,365	42,512

	473,246	509,758

NET INCOME (LOSS)	$(525,430)	$516,570

Net income (loss) allocated to general partner	$(5,254)	$5,166

Net income (loss) allocated to limited partners	$(520,176)	$511,404

Net income (loss) per BAC	$(0.13)	$0.13

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 16
	2008	2007
Income
Interest income	$6,507	$6,985
Other income	9,540	4,954

Total income	16,047	11,939

Share of income (losses) from operating limited partnerships	(645,050)	(830,125)

Expenses
Professional fees	54,183	67,919
Partnership management fee	546,653	555,951
Amortization	10,600	10,600
Impairment loss	—	—
General and administrative expenses	49,820	49,284

	661,256	683,754

NET INCOME (LOSS)	$(1,290,259)	$(1,501,940)

Net income (loss) allocated to general partner	$(12,903)	$(15,019)

Net income (loss) allocated to limited partners	$(1,277,356)	$(1,486,921)

Net income (loss) per BAC	$(0.24)	$(0.27)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 17
	2008	2007
Income
Interest income	$6,639	$12,850
Other income	12,097	13,085

Total income	18,736	25,935

Share of income (losses) from operating limited partnerships	(216,176)	(428,223)

Expenses
Professional fees	45,179	58,291
Partnership management fee	425,920	465,239
Amortization	11,312	11,312
Impairment loss	287,463	199,703
General and administrative expenses	44,180	45,859

	814,054	780,404

NET INCOME (LOSS)	$(1,011,494)	$(1,182,692)

Net income (loss) allocated to general partner	$(10,115)	$(11,827)

Net income (loss) allocated to limited partners	$(1,001,379)	$(1,170,865)

Net income (loss) per BAC	$(0.20)	$(0.23)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 18
	2008	2007
Income
Interest income	$2,934	$2,680
Other income	4,514	70,182

Total income	7,448	72,862

Share of income (losses) from operating limited partnerships	(92,945)	(227,177)

Expenses
Professional fees	37,765	52,884
Partnership management fee	368,091	354,725
Amortization	8,391	8,391
Impairment loss	—	404,990
General and administrative expenses	34,195	34,098

	448,442	855,088

NET INCOME (LOSS)	$(533,939)	$(1,009,403)

Net income (loss) allocated to general partner	$(5,339)	$(10,094)

Net income (loss) allocated to limited partners	$(528,600)	$(999,309)

Net income (loss) per BAC	$(0.15)	$(0.28)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 19
	2008	2007
Income
Interest income	$4,104	$3,854
Other income	1,050	3,714

Total income	5,154	7,568

Share of income (losses) from operating limited partnerships	(356,627)	(800,814)

Expenses
Professional fees	42,228	36,478
Partnership management fee	369,572	369,600
Amortization	14,429	14,429
Impairment loss	—	760,383
General and administrative expenses	36,643	36,520

	462,872	1,217,410

NET INCOME (LOSS)	$(814,345)	$(2,010,656)

Net income (loss) allocated to general partner	$(8,143)	$(20,107)

Net income (loss) allocated to limited partners	$(806,202)	$(1,990,549)

Net income (loss) per BAC	$(0.20)	$(0.49)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2008 and 2007

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2006	$(10,077,051)	$(2,009,201)	$(12,086,252)

Distributions to partners	(1,805,924)	—	(1,805,924)

Net loss	(5,136,240)	(51,881)	(5,188,121)

Partners’ capital (deficit), March 31, 2007	$(17,019,215)	$(2,061,082)	$(19,080,297)

Net loss	(4,133,713)	(41,754)	(4,175,467)

Partners’ capital (deficit), March 31, 2008	$(21,152,928)	$(2,102,836)	$(23,255,764)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2006	$(3,230,009)	$(367,571)	$(3,597,580)

Distributions to partners	(940,481)	—	(940,481)

Net income	511,404	5,166	516,570

Partners’ capital (deficit), March 31, 2007	$(3,659,086)	$(362,405)	$(4,021,491)

Net loss	(520,176)	(5,254)	(525,430)

Partners’ capital (deficit), March 31, 2008	$(4,179,262)	$(367,659)	$(4,546,921)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2006	$(3,158,172)	$(503,223)	$(3,661,395)

Net loss	(1,486,921)	(15,019)	(1,501,940)

Partners’ capital (deficit), March 31, 2007	$(4,645,093)	$(518,242)	$(5,163,335)

Net loss	(1,277,356)	(12,903)	(1,290,259)

Partners’ capital (deficit), March 31, 2008	$(5,922,449)	$(531,145)	$(6,453,594)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2006	$(2,350,393)	$(457,511)	$(2,807,904)

Distributions to partners	(865,443)	—	(865,443)

Net loss	(1,170,865)	(11,827)	(1,182,692)

Partners’ capital (deficit), March 31, 2007	$(4,386,701)	$(469,338)	$(4,856,039)

Net loss	(1,001,379)	(10,115)	(1,011,494)

Partners’ capital (deficit), March 31, 2008	$(5,388,080)	$(479,453)	$(5,867,533)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2006	$(2,331,641)	$(336,913)	$(2,668,554)

Net loss	(999,309)	(10,094)	(1,009,403)

Partners’ capital (deficit), March 31, 2007	$(3,330,950)	$(347,007)	$(3,677,957)

Net loss	(528,600)	(5,339)	(533,939)

Partners’ capital (deficit), March 31, 2008	$(3,859,550)	$(352,346)	$(4,211,896)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2008 and 2007

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2006	$993,164	$(343,983)	$649,181

Net loss	(1,990,549)	(20,107)	(2,010,656)

Partners’ capital (deficit), March 31, 2007	$(997,385)	$(364,090)	$(1,361,475)

Net loss	(806,202)	(8,143)	(814,345)

Partners’ capital (deficit), March 31, 2008	$(1,803,587)	$(372,233)	$(2,175,820)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2008 and 2007

	Total
	2008	2007
Cash flows from operating activities
Net loss	$(4,175,467)	$(5,188,121)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	1,376,172	1,280,294
Distributions received from operating limited partnerships	7,410	30,836
Impairment loss	293,550	1,365,076
Amortization	52,385	52,384
Changes in assets and liabilities
Other assets	(7,340)	(7,126)
Accounts payable and accrued expenses	16,905	(40,266)
Accounts payable - affiliates	1,187,067	1,696,733

Net cash provided by (used in) operating activities	(1,249,318)	(810,190)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(4,208)	—
Proceeds from disposition of operating limited partnerships	80,903	1,271,354

Net cash provided by (used in) investing activities	76,695	1,271,354

Cash flows from financing activities
Distributions to partners	—	(1,805,924)

Net cash provided by (used in) financing activity	—	(1,805,924)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,172,623)	(1,344,760)

Cash and cash equivalents, beginning	1,947,702	3,292,462

Cash and cash equivalents, end	$775,079	$1,947,702

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 15
	2008	2007
Cash flows from operating activities
Net income (loss)	$(525,430)	$516,570
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income (losses) from operating limited partnerships	65,374	(1,006,045)
Distributions received from operating limited partnerships	—	—
Impairment loss	6,087	—
Amortization	7,653	7,652
Changes in assets and liabilities
Other assets	(7,340)	(4,365)
Accounts payable and accrued expenses	15,381	—
Accounts payable - affiliates	(783,229)	260,409

Net cash provided by (used in) operating activities	(1,221,504)	(225,779)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(4,208)	—
Proceeds from disposition of operating limited partnerships	80,903	1,249,013

Net cash provided by (used in) investing activities	76,695	1,249,013

Cash flows from financing activities
Distributions to partners	—	(940,481)

Net cash provided by (used in) financing activity	—	(940,481)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,144,809)	82,753

Cash and cash equivalents, beginning	1,345,224	1,262,471

Cash and cash equivalents, end	$200,415	$1,345,224

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 16
	2008	2007
Cash flows from operating activities
Net loss	$(1,290,259)	$(1,501,940)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	645,050	830,125
Distributions received from operating limited partnerships	3,797	8,385
Impairment loss	—	—
Amortization	10,600	10,600
Changes in assets and liabilities
Other assets	—	(6,175)
Accounts payable and accrued expenses	381	(40,266)
Accounts payable - affiliates	637,927	301,865

Net cash provided by (used in) operating activities	7,496	(397,406)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	15,021

Net cash provided by (used in) investing activities	—	15,021

Cash flows from financing activities
Distributions to partners	—	—

Net cash provided by (used in) financing activity	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,496	(382,385)

Cash and cash equivalents, beginning	190,149	572,534

Cash and cash equivalents, end	$197,645	$190,149

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 17
	2008	2007
Cash flows from operating activities
Net loss	$(1,011,494)	$(1,182,692)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	216,176	428,223
Distributions received from operating limited partnerships	3,612	4,240
Impairment loss	287,463	199,703
Amortization	11,312	11,312
Changes in assets and liabilities
Other assets	—	5,181
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	517,260	319,920

Net cash provided by (used in) operating activities	24,710	(214,113)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	7,320

Net cash provided by (used in) investing activities	—	7,320

Cash flows from financing activities
Distributions to partners	—	(865,443)

Net cash provided by (used in) financing activity	—	(865,443)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	24,710	(1,072,236)

Cash and cash equivalents, beginning	165,814	1,238,050

Cash and cash equivalents, end	$190,524	$165,814

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 18
	2008	2007
Cash flows from operating activities
Net loss	$(533,939)	$(1,009,403)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	92,945	227,177
Distributions received from (refunded to) operating limited partnerships	1	933
Impairment loss	—	404,990
Amortization	8,391	8,391
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	401,554	403,191

Net cash provided by (used in) operating activities	(30,667)	35,279

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

Cash flows from financing activities
Distributions to partners	—	—

Net cash provided by (used in) financing activity	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(30,667)	35,279

Cash and cash equivalents, beginning	107,343	72,064

Cash and cash equivalents, end	$76,676	$107,343

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2008 and 2007

	Series 19
	2008	2007
Cash flows from operating activities
Net loss	$(814,345)	$(2,010,656)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of losses from operating limited partnerships	356,627	800,814
Distributions received from operating limited partnerships	—	17,278
Impairment loss	—	760,383
Amortization	14,429	14,429
Changes in assets and liabilities
Other assets	—	(1,767)
Accounts payable and accrued expenses	381	—
Accounts payable - affiliates	413,555	411,348

Net cash provided by (used in) operating activities	(29,353)	(8,171)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	—	—

Net cash provided by (used in) investing activities	—	—

Cash flows from financing activities
Distributions to partners	—	—

Net cash provided by (used in) financing activity	—	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,353)	(8,171)

Cash and cash equivalents, beginning	139,172	147,343

Cash and cash equivalents, end	$109,819	$139,172

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 and 2007

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

The BACs issued and outstanding in each series at March 31, 2008 and 2007 are as follows:

Series 15	3,870,500
Series 16	5,429,402
Series 17	5,000,000
Series 18	3,616,200
Series 19	4,080,000

Total	21,996,102

In accordance with the limited partnership agreements, profits, losses, and cash flow (subject to certain priority allocations and distributions) and tax credits are allocated 99% to the assignees and 1% to the general partner.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2008	2007

Series 15	$36,930	$169,007
Series 16	14,193	14,193
Series 17	85,401	85,401
Series 18	57,536	57,536
Series 19	2,921	2,921

	$196,981	$329,058

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  In addition, deferred acquisition costs related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Accordingly, the partnership recorded an impairment loss of $293,550 and $1,365,076 during the years ended March 31, 2008 and 2007, respectively.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Accumulated amortization as of March 31, 2008 and 2007 is as follows:

	2008	2007

Series 15	$178,212	$170,559
Series 16	309,729	299,129
Series 17	269,377	258,065
Series 18	193,270	184,879
Series 19	186,077	171,648

	$1,136,665	$1,084,280

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs (Continued)

The amortization of the deferred acquisition costs for each of the ensuing 5 years through March 31, 2013 is estimated to be $52,385 per year.

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fiscal Year

For financial reporting purposes, the fund uses a March 31 year-end, whereas for income tax reporting purposes, the fund uses a calendar year.  The operating limited partnerships use a calendar year for both financial and income tax reporting.

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2008 and 2007 are as follows:

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2008 and 2007, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

The annual partnership management fee charged to operations during the years ended March 31, 2008 and 2007 is as follows:

	2008	2007

Series 15	$441,771	$494,705
Series 16	635,316	649,788
Series 17	517,260	518,500
Series 18	381,948	381,948
Series 19	411,348	411,348

	$2,387,643	$2,456,289

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

The reporting fees paid by the Operating Partnerships for the years ended March 31, 2008 and 2007 are as follows:

	2008	2007

Series 15	$78,883	$101,554
Series 16	88,663	93,837
Series 17	91,340	53,261
Series 18	13,857	27,223
Series 19	41,776	41,748

	$314,519	$317,623

The partnership management fees paid for the years ended March 31, 2008 and 2007 are as follows:

	2008	2007

Series 15	$1,225,000	$234,296
Series 16	—	347,923
Series 17	—	198,581
Series 18	—	—
Series 19	—	—

	$1,225,000	$780,800

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the Operating Partnerships for the years ended March 31, 2008 and 2007 are as follows:

	2008	2007

Series 15	$—	$—
Series 16	2,611	—
Series 17	635,362	635,362
Series 18	128,783	109,177
Series 19	2,207	—

	$768,963	$744,539

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership’s interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership during the years ended March 31, 2008 and 2007 charged to each series’ operations are as follows:

	2008	2007

Series 15	$24,349	$27,017
Series 16	25,976	28,902
Series 17	23,239	25,455
Series 18	19,606	21,244
Series 19	19,365	20,752

	$112,535	$123,370

The Partnership had previously recorded and paid BCAMLP in connection with the disposition of certain Operating Partnerships certain amounts which were incorrectly referred to as sales preparation fees. The payments were actually for reimbursement of overhead and salary expenses incurred by Boston Capital and its Affiliates in connection with the disposition of three Operating Partnerships.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Accounts payable - affiliates at March 31, 2008 and 2007 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2008 and 2007, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 15	58	63
Series 16	61	61
Series 17	47	47
Series 18	34	34
Series 19	26	26

	226	231

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year end March 31, 2008 the partnership disposed of five operating limited partnerships and received additional proceeds from one operating limited partnership which was disposed of in the prior year. A summary of the dispositions by Series for March 31, 2008 is as follows:

	Operating Partnership Interest Transferred	Sale of Underlying Operating Partnership	Partnership Proceeds from Disposition *	Gain/(Loss) on Disposition

Series 15	5	—	$80,903	$80,903
Series 16	—	—	—	—
Series 17	—	—	—	—
Series 18	—	—	—	—
Series 19	—	—	—	—

Total	5	—	$80,903	$80,903

* Fund proceeds from disposition include additional proceeds received for a sale of an Operating Partnership recorded as of March 31, 2007, of $7,188 for Series 15.

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

Under the terms of the fund’s investment in each operating limited partnership, the fund is required to make capital contributions to the operating limited partnerships.  These contributions are payable in installments over several years upon each operating limited partnership achieving specified levels of construction and/or operations.

The contributions payable to operating limited partnerships at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 15	$—	$4,208
Series 16	71,862	71,862
Series 17	67,895	67,895
Series 18	18,554	18,554
Series 19	—	—

	$158,311	$162,519

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	141,108,877	$18,874,532	$35,385,389

Acquisition costs of operating limited partnerships	17,337,084	2,080,049	4,154,447

Syndication costs from operating limited partnerships	(56,632)	—	—

Cumulative distributions from operating limited partnerships	(1,272,350)	(17,967)	(495,504)

Cumulative impairment loss in investment in operating limited partnerships	(31,781,950)	(1,432,911)	(8,151,746)

Cumulative losses from operating limited partnerships	(123,674,025)	(19,294,143)	(30,414,568)

Investments in operating limited partnerships per balance sheets	1,661,004	209,560	478,018

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A)	(1,074,310)	(128,731)	(113,965)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,670,520)	(370,433)	(582,648)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	2,082,345	358,789	—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(44,267,280)	(11,454,894)	(13,298,206)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	722,457	163,301	151,497

Cumulative impairment loss in investment in operating limited partnerships	31,781,950	1,432,911	8,151,746

Other	692,997	(12,122)	699,202

Equity per operating limited partnerships’ combined financial statements	$(11,071,357)	$(9,801,619)	$(4,514,356)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2008 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$30,916,846	$26,416,735	$29,515,375

Acquisition costs of operating limited partnerships	3,782,254	3,587,530	3,732,804

Syndication costs from operating limited partnerships	—	(56,632)	—

Cumulative distributions from operating limited partnerships	(134,913)	(137,878)	(486,088)

Cumulative impairment loss in investment in operating limited partnerships	(6,142,671)	(5,926,733)	(10,127,889)

Cumulative losses from operating limited partnerships	(27,641,773)	(23,883,022)	(22,440,519)

Investments in operating limited partnerships per balance sheets	779,743	—	193,683

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2008 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2007 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2008 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(634,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	752,440	617,683	353,433

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(7,194,178)	(7,452,804)	(4,867,198)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Cumulative impairment loss in investment in operating limited partnerships	6,142,671	5,926,733	10,127,889

Other	(20,203)	5,002	21,118

Equity per operating limited partnerships’ combined financial statements	$(885,865)	$(1,247,138)	$5,377,621

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(37,868,729)	(11,800,839)	(11,145,028)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	738,867	179,711	151,497

Cumulative impairment loss in investment in operating limited partnerships	31,918,158	1,902,745	8,134,883

Other	689,853	(15,397)	683,314

Equity per operating limited partnerships’ combined financial statements	(2,719,072)	$(9,466,006)	$(1,745,082)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(5,912,028)	(5,214,009)	(3,796,825)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	105,595	242,863

Cumulative impairment loss in investment in operating limited partnerships	5,855,208	5,926,733	10,098,589

Other	(7,974)	6,394	23,516

Equity per operating limited partnerships’ combined financial statements	$628,302	1,085,995	$6,777,719

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$279,395,017	$42,129,283	$68,126,667

Land	24,517,558	3,832,412	5,001,235

Other assets	39,120,794	7,495,446	10,079,310

	$343,033,369	$53,457,141	$83,207,212

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$308,676,066	$60,332,156	$73,046,516

Accounts payable and accrued expenses	15,678,506	543,443	7,888,661

Other liabilities	31,442,770	2,840,403	4,153,857

	355,797,342	63,716,002	85,089,034
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(11,071,357)	(9,801,619)	(4,514,356)
Other partners	(1,692,616)	(457,242)	2,632,534

	(12,763,973)	(10,258,861)	(1,881,822)

	$343,033,369	$53,457,141	$83,207,212

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2007 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$71,199,566	$41,760,321	$56,179,180

Land	6,506,051	3,336,533	5,841,327

Other assets	8,913,649	8,223,252	4,409,137

	$86,619,266	$53,320,106	$66,429,644

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$80,393,578	$43,420,214	$51,483,602

Accounts payable and accrued expenses	2,055,863	2,804,523	2,386,016

Other liabilities	9,704,653	7,727,696	7,016,161

	92,154,094	53,952,433	60,885,779
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(885,865)	(1,247,138)	5,377,621
Other partners	(4,648,963)	614,811	166,244

	(5,534,828)	(632,327)	5,543,865

	$86,619,266	$53,320,106	$66,429,644

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$298,142,057	$47,247,271	$71,416,545

Land	24,949,002	4,226,094	5,020,765

Other assets	37,239,380	9,060,861	9,690,421

	$360,330,439	$60,534,226	$86,127,731

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$314,708,386	$65,849,535	$72,792,033

Accounts payable and accrued expenses	15,356,280	700,217	6,352,475

Other liabilities	32,276,672	3,526,284	5,953,276

	362,341,338	70,076,036	85,097,784
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(2,719,071)	(9,466,006)	(1,745,082)
Other partners	708,172	(75,804)	2,775,029

	(2,010,899)	(9,541,810)	1,029,947

	$360,330,439	$60,534,226	$86,127,731

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2006 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$74,419,890	$46,842,715	$58,215,636

Land	6,497,315	3,363,433	5,841,395

Other assets	8,998,113	5,404,593	4,085,392

	$89,915,318	$55,610,741	$68,142,423

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$80,778,638	$42,934,858	$52,353,322

Accounts payable and accrued expenses	2,025,202	3,645,530	2,632,856

Other liabilities	10,023,905	6,999,004	5,774,203

	92,827,745	53,579,392	60,760,381
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	628,302	1,085,996	6,777,719
Other partners	(3,540,729)	945,353	604,323

	(2,912,427)	2,031,349	7,382,042

	$89,915,318	$55,610,741	$68,142,423

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$59,969,517	$9,908,955	$13,896,179
Interest and other	2,758,558	352,115	634,786

	62,728,075	10,261,070	14,530,965
Expenses
Interest	14,115,999	1,875,514	2,804,632
Depreciation and amortization	16,634,119	2,839,503	4,082,667
Taxes and insurance	8,525,882	1,211,916	2,026,563
Repairs and maintenance	12,792,136	2,190,814	3,354,114
Operating expenses	21,215,849	3,693,121	4,769,773
Other expenses	1,002,115	92,687	347,415

	74,286,100	11,903,555	17,385,164

NET LOSS	$(11,558,025)	$(1,642,485)	$(2,854,199)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(9,559,338)	$(1,483,764)	$(2,955,617)

Net income (loss) allocated to other partners	$(1,998,687)	$(158,721)	$101,418

*            Amounts include $1,337,487, $2,310,567, $1,307,635, $2,018,881, and $1,127,692 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2007 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$15,953,551	$8,126,287	$12,084,545
Interest and other	636,509	404,267	730,881

	16,590,060	8,530,554	12,815,426
Expenses
Interest	3,942,286	2,028,509	3,465,058
Depreciation and amortization	4,021,535	2,673,307	3,017,107
Taxes and insurance	2,167,489	1,290,210	1,829,704
Repairs and maintenance	3,571,627	1,824,156	1,851,425
Operating expenses	5,414,629	3,000,412	4,337,914
Other expenses	71,702	344,965	145,346

	19,189,268	11,161,559	14,646,554

NET LOSS	$(2,599,208)	$(2,631,005)	$(1,831,128)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,523,811)	$(2,111,827)	$(1,484,319)

Net income (loss) allocated to other partners	$(1,075,397)	$(519,178)	$(346,809)

*            Amounts include $1,337,487, $2,310,567, $1,307,635, $2,018,881, and $1,127,692 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2006 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE D - OTHER ASSETS

Other assets include cash advanced to operating limited partnerships at March 31, 2008 and 2007, some of which is to be applied to capital contributions payable when certain criteria have been met.  The advances at March 31, 2008 and 2007 by series are as follows:

	2008	2007

Series 15	$—	$—
Series 16	—	—
Series 17	30,000	30,000
Series 18	5,000	5,000
Series 19	—	—

	$35,000	$35,000

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Total	Series 15	Series 16

Net loss for financial reporting purposes	$(4,175,467)	$(525,430)	$(1,290,259)

Operating limited partnership rents received in advance	(16,566)	(11,252)	(5,050)

Accrued fund management fees not deducted (deducted) for tax purposes	1,162,643	(783,229)	635,316

Other	280,629	(55,845)	786,849

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(8,102,263)	(1,337,487)	(2,310,567)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	293,550	6,087	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(992,418)	(299,908)	(216,695)

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,256,945	2,438,981	(105,593)

Loss for tax return purposes, year ended December 31, 2007	$(9,292,947)	$(568,083)	$(2,505,999)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(1,011,494)	$(533,939)	$(814,345)

Operating limited partnership rents received in advance	—	(264)	—

Accrued fund management fees not deducted (deducted) for tax purposes	517,260	381,948	411,348

Other	(165,125)	73,396	(358,646)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,307,635)	(2,018,882)	(1,127,692)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	287,463	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(110,725)	(142,398)	(222,692)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,739)	(18,827)	(43,877)

Loss for tax return purposes, year ended December 31, 2007	$(1,803,995)	$(2,258,966)	$(2,155,904)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$(5,188,121)	$516,570	$(1,501,940)

Operating limited partnership rents received in advance	(5,067)	(2,271)	598

Accrued fund management fees not deducted (deducted) for tax purposes	1,696,733	260,409	301,865

Other	4,765,685	217,652	2,037,702

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(11,871,773)	(1,661,641)	(3,818,509)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	1,365,076	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,511,657)	(295,391)	(342,288)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,281,684)	(1,159,999)	121,317

Loss for tax return purposes, year ended December 31, 2006	$(12,030,808)	$(2,124,671)	$(3,201,255)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2007 is reconciled as follows:

	Series 17	Series 18	Series 19

Net loss for financial reporting purposes	$(1,182,692)	$(1,009,403)	$(2,010,656)

Operating limited partnership rents received in advance	(2,517)	(877)	—

Accrued fund management fees not deducted (deducted) for tax purposes	319,920	403,191	411,348

Other	(165,699)	1,066,261	1,609,769

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,605,973)	(2,090,617)	(2,695,033)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	199,703	404,990	760,383

Excess of tax depreciation over book depreciation on operating limited partnership assets	(405,521)	(218,630)	(249,827)

Difference due to fiscal year for book purposes and calendar year for tax purposes	27,749	(247,893)	(22,858)

Loss for tax return purposes, year ended December 31, 2006	$(2,815,030)	$(1,692,978)	$(2,196,874)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2008, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2007	$(24,884,755)	$(12,803,743)	$(6,397,225)

Estimated share of loss for the three months ended March 31, 2008	(2,082,345)	(358,789)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	44,267,280	11,454,894	13,298,206

Impairment loss in investment in operating limited partnerships	(31,781,950)	(1,432,911)	(8,151,746)

Historic tax credits	5,325,806	—	1,844,836

Other	10,816,968	3,350,109	(116,053)

Investments in operating limited partnerships - as reported	$1,661,004	$209,560	$478,018

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2008, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2007	$(4,263,719)	$(4,027,633)	$2,607,565

Estimated share of loss for the three months ended March 31, 2008	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,194,178	7,452,804	4,867,198

Impairment loss in investment in operating limited partnerships	(6,142,671)	(5,926,733)	(10,127,889)

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,644,085	1,056,912	2,881,915

Investments in operating limited partnerships - as reported	$779,743	$—	$193,683

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2006	$(16,076,357)	$(12,375,095)	$(4,003,807)

Estimated share of loss for the three months ended March 31, 2007	(2,146,189)	(422,633)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	37,868,729	11,800,839	11,145,028

Impairment loss in investment in operating limited partnerships	(31,918,158)	(1,902,745)	(8,134,883)

Historic tax credits	5,325,806	—	1,844,836

Other	10,365,208	3,261,558	275,691

Investments in operating limited partnerships - as reported	$3,419,039	$361,924	$1,126,865

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2007, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2006	$(2,524,577)	$(1,846,538)	$4,673,660

Estimated share of loss for the three months ended March 31, 2007	(752,440)	(617,683)	(353,433)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,912,028	5,214,009	3,796,825

Impairment loss in investment in operating limited partnerships	(5,855,208)	(5,926,733)	(10,098,589)

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,406,881	1,207,558	2,213,520

Investments in operating limited partnerships - as reported	$1,286,994	$92,946	$550,310

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2008 and 2007

NOTE F - SUBSEQUENT EVENTS

Subsequent to March 31, 2008, the Fund has entered into agreements to either sell or transfer interests in twenty-one Operating Partnerships.  The estimated sales prices and other terms for the disposition of the Operating Partnerships have been determined.  The estimated proceeds to be received for these twenty-one Operating Partnerships’ is $6,643,001. The estimated gain on sales of the Operating Partnerships is $6,349,501 and are expected to be recognized in the second, third, or fourth quarter of 2008.

NOTE G - CASH EQUIVALENTS

On March 31, 2007, Boston Capital Tax Credit Fund III L.P. purchased $1,800,000 of corporate debt securities under agreements to resell on April 1, 2007.  Interest is earned at rates ranging from 1.8% to 3.0% per annum.

NOTE H - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) or the Securities Investor Protection Corporation (SIPC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the Fund has not experienced any losses with respect to it balances in excess of FDIC or SIPC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2008.