Form 10-K, Exhibit 13
period 2009-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2009-07-07
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2009 AND 2008

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund III, L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2009 and 2008, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $0 and $232,003 of the total partnership assets as of March 31, 2009 and 2008, respectively, and $92,052 and $808,242, of the total partnership loss for the years ended March 31, 2009 and 2008, respectively; of the assets for Series 15 as of March 31, 2009 and 2008, $0 and $201,333, respectively, and of the loss for Series 15 for the years ended March 31, 2009 and 2008, $92,052 and $88,635, respectively; of the assets for Series 16 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the loss for Series 16 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 17 as of March 31, 2009 and 2008, $0 and $0 , respectively, and of the loss for Series 17 for the years ended March 31, 2009 and 2008, $0 and $0, respectively; of the assets for Series 18 as of March 31, 2009 and 2008, $0 and $0, respectively, and of the loss for Series 18 for the years ended March 31, 2009 and 2008, $0 and $22,873, respectively; and of the assets for Series 19 as of March 31, 2009 and 2008, $0 and $30,670, respectively, and of the loss for Series 19 for the years ended March 31, 2009 and 2008, $0 and $145,216, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits and the reports of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2009 and 2008, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland
June 30, 2009

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2009 and 2008

	Total
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$1,661,004

OTHER ASSETS
Cash and cash equivalents	2,112,652	775,079
Deferred acquisition costs, net of accumulated amortization	—	756,674
Other assets	30,000	63,707

	$2,142,652	$3,256,464

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$31,146	$18,050
Accounts payable - affiliates	24,543,890	26,335,867
Capital contributions payable	138,241	158,311

	24,713,277	26,512,228

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2009 and 2008	(20,474,640)	(21,152,928)
General partner	(2,095,985)	(2,102,836)

	(22,570,625)	(23,255,764)

	$2,142,652	$3,256,464

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 15
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$209,560

OTHER ASSETS
Cash and cash equivalents	422,913	200,415
Deferred acquisition costs, net of accumulated amortization	—	110,958
Other assets	—	28,707

	$422,913	$549,640

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,146	$16,526
Accounts payable - affiliates	4,432,921	5,080,035
Capital contributions payable	—	—

	4,434,067	5,096,561

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2009 and 2008	(3,648,853)	(4,179,262)
General partner	(362,301)	(367,659)

	(4,011,154)	(4,546,921)

	$422,913	$549,640

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 16
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$478,018

OTHER ASSETS
Cash and cash equivalents	462,408	197,645
Deferred acquisition costs, net of accumulated amortization	—	153,702
Other assets	—	—

	$462,408	$829,365

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$381
Accounts payable - affiliates	7,789,720	7,210,716
Capital contributions payable	51,792	71,862

	7,851,512	7,282,959

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2009 and 2008	(6,848,604)	(5,922,449)
General partner	(540,500)	(531,145)

	(7,389,104)	(6,453,594)

	$462,408	$829,365

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 17
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$779,743

OTHER ASSETS
Cash and cash equivalents	198,047	190,524
Deferred acquisition costs, net of accumulated amortization	—	158,372
Other assets	30,000	30,000

	$228,047	$1,158,639

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$381
Accounts payable - affiliates	7,416,766	6,957,896
Capital contributions payable	67,895	67,895

	7,484,661	7,026,172

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2009 and 2008	(6,763,270)	(5,388,080)
General partner	(493,344)	(479,453)

	(7,256,614)	(5,867,533)

	$228,047	$1,158,639

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 18
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$—

OTHER ASSETS
Cash and cash equivalents	247,862	76,676
Deferred acquisition costs, net of accumulated amortization	—	121,667
Other assets	—	5,000

	$247,862	$203,343

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$381
Accounts payable - affiliates	4,787,977	4,396,304
Capital contributions payable	18,554	18,554

	4,816,531	4,415,239

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2009 and 2008	(4,212,755)	(3,859,550)
General partner	(355,914)	(352,346)

	(4,568,669)	(4,211,896)

	$247,862	$203,343

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2009 and 2008

	Series 19
	2009	2008
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$—	$193,683

OTHER ASSETS
Cash and cash equivalents	781,422	109,819
Deferred acquisition costs, net of accumulated amortization	—	211,975
Other assets	—	—

	$781,422	$515,477

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$381
Accounts payable - affiliates	116,506	2,690,916
Capital contributions payable	—	—

	126,506	2,691,297

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2009 and 2008	—	—
Limited Partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2009 and 2008	998,842	(1,803,587)
General partner	(343,926)	(372,233)

	654,916	(2,175,820)

	$781,422	$515,477

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2009 and 2008

	Total
	2009	2008
Income
Interest income	$25,774	$32,125
Other income	35,279	28,450

Total income	61,053	60,575

Share of income (losses) from operating limited partnerships	4,588,819	(1,376,172)

Expenses
Professional fees	237,656	234,608
Partnership management fee	1,546,001	2,073,124
Amortization	52,381	52,385
Impairment loss	1,953,661	293,550
General and administrative expenses	175,034	206,203

	3,964,733	2,859,870

NET INCOME (LOSS)	$685,139	$(4,175,467)

Net income (loss) allocated to general partner	$6,851	$(41,754)

Net income (loss) allocated to limited partners	$678,288	$(4,133,713)

Net income (loss) per BAC	$0.03	$(0.19)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 15
	2009	2008
Income
Interest income	$5,137	$11,941
Other income	4,013	1,249

Total income	9,150	13,190

Share of income (losses) from operating limited partnerships	1,070,860	(65,374)

Expenses
Professional fees	57,277	55,253
Partnership management fee	272,623	362,888
Amortization	7,652	7,653
Impairment loss	154,346	6,087
General and administrative expenses	52,345	41,365

	544,243	473,246

NET INCOME (LOSS)	$535,767	$(525,430)

Net income (loss) allocated to general partner	$5,358	$(5,254)

Net income (loss) allocated to limited partners	$530,409	$(520,176)

Net income (loss) per BAC	$0.14	$(0.13)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 16
	2009	2008
Income
Interest income	$4,550	$6,507
Other income	5,569	9,540

Total income	10,119	16,047

Share of income (losses) from operating limited partnerships	178,599	(645,050)

Expenses
Professional fees	56,558	54,183
Partnership management fee	501,227	546,653
Amortization	10,600	10,600
Impairment loss	519,355	—
General and administrative expenses	36,488	49,820

	1,124,228	661,256

NET INCOME (LOSS)	$(935,510)	$(1,290,259)

Net income (loss) allocated to general partner	$(9,355)	$(12,903)

Net income (loss) allocated to limited partners	$(926,155)	$(1,277,356)

Net income (loss) per BAC	$(0.17)	$(0.24)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 17
	2009	2008
Income
Interest income	$4,293	$6,639
Other income	10,007	12,097

Total income	14,300	18,736

Share of income (losses) from operating limited partnerships	(81,403)	(216,176)

Expenses
Professional fees	54,760	45,179
Partnership management fee	384,815	425,920
Amortization	11,312	11,312
Impairment loss	839,397	287,463
General and administrative expenses	31,694	44,180

	1,321,978	814,054

NET INCOME (LOSS)	$(1,389,081)	$(1,011,494)

Net income (loss) allocated to general partner	$(13,891)	$(10,115)

Net income (loss) allocated to limited partners	$(1,375,190)	$(1,001,379)

Net income (loss) per BAC	$(0.28)	$(0.20)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 18
	2009	2008
Income
Interest income	$1,137	$2,934
Other income	2,348	4,514

Total income	3,485	7,448

Share of income (losses) from operating limited partnerships	120,596	(92,945)

Expenses
Professional fees	37,543	37,765
Partnership management fee	296,614	368,091
Amortization	8,388	8,391
Impairment loss	113,279	—
General and administrative expenses	25,030	34,195

	480,854	448,442

NET INCOME (LOSS)	$(356,773)	$(533,939)

Net income (loss) allocated to general partner	$(3,568)	$(5,339)

Net income (loss) allocated to limited partners	$(353,205)	$(528,600)

Net income (loss) per BAC	$(0.10)	$(0.15)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 19
	2009	2008
Income
Interest income	$10,657	$4,104
Other income	13,342	1,050

Total income	23,999	5,154

Share of income (losses) from operating limited partnerships	3,300,167	(356,627)

Expenses
Professional fees	31,518	42,228
Partnership management fee	90,722	369,572
Amortization	14,429	14,429
Impairment loss	327,284	—
General and administrative expenses	29,477	36,643

	493,430	462,872

NET INCOME (LOSS)	$2,830,736	$(814,345)

Net income (loss) allocated to general partner	$28,307	$(8,143)

Net income (loss) allocated to limited partners	$2,802,429	$(806,202)

Net income (loss) per BAC	$0.69	$(0.20)

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2009 and 2008

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2007	$(17,019,215)	$(2,061,082)	$(19,080,297)

Net income (loss)	(4,133,713)	(41,754)	(4,175,467)

Partners’ capital (deficit), March 31, 2008	$(21,152,928)	$(2,102,836)	$(23,255,764)

Net income (loss)	678,288	6,851	685,139

Partners’ capital (deficit), March 31, 2009	$(20,474,640)	$(2,095,985)	$(22,570,625)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2007	$(3,659,086)	$(362,405)	$(4,021,491)

Net income (loss)	(520,176)	(5,254)	(525,430)

Partners’ capital (deficit), March 31, 2008	$(4,179,262)	$(367,659)	$(4,546,921)

Net income (loss)	530,409	5,358	535,767

Partners’ capital (deficit), March 31, 2009	$(3,648,853)	$(362,301)	$(4,011,154)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2007	$(4,645,093)	$(518,242)	$(5,163,335)

Net income (loss)	(1,277,356)	(12,903)	(1,290,259)

Partners’ capital (deficit), March 31, 2008	$(5,922,449)	$(531,145)	$(6,453,594)

Net income (loss)	(926,155)	(9,355)	(935,510)

Partners’ capital (deficit), March 31, 2009	$(6,848,604)	$(540,500)	$(7,389,104)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2007	$(4,386,701)	$(469,338)	$(4,856,039)

Net income (loss)	(1,001,379)	(10,115)	(1,011,494)

Partners’ capital (deficit), March 31, 2008	$(5,388,080)	$(479,453)	$(5,867,533)

Net income (loss)	(1,375,190)	(13,891)	(1,389,081)

Partners’ capital (deficit), March 31, 2009	$(6,763,270)	$(493,344)	$(7,256,614)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2007	$(3,330,950)	$(347,007)	$(3,677,957)

Net income (loss)	(528,600)	(5,339)	(533,939)

Partners’ capital (deficit), March 31, 2008	$(3,859,550)	$(352,346)	$(4,211,896)

Net income (loss)	(353,205)	(3,568)	(356,773)

Partners’ capital (deficit), March 31, 2009	$(4,212,755)	$(355,914)	$(4,568,669)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2009 and 2008

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2007	$(997,385)	$(364,090)	$(1,361,475)

Net income (loss)	(806,202)	(8,143)	(814,345)

Partners’ capital (deficit), March 31, 2008	$(1,803,587)	$(372,233)	$(2,175,820)

Net income (loss)	2,802,429	28,307	2,830,736

Partners’ capital (deficit), March 31, 2009	$998,842	$(343,926)	$654,916

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2009 and 2008

	Total
	2009	2008
Cash flows from operating activities
Net income (loss)	$685,139	$(4,175,467)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(4,588,819)	1,376,172
Distributions received from operating limited partnerships	3,859	7,409
Impairment loss	1,953,661	293,550
Amortization	52,381	52,385
Changes in assets and liabilities
Other assets	(2,746)	(7,340)
Accounts payable and accrued expenses	13,101	16,906
Accounts payable - affiliates	(1,791,977)	1,187,067

Net cash provided by (used in) operating activities	(3,675,401)	(1,249,318)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(20,070)	(4,208)
Proceeds from disposition of operating limited partnerships	5,033,044	80,903

Net cash provided by (used in) investing activities	5,012,974	76,695

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,337,573	(1,172,623)

Cash and cash equivalents, beginning	775,079	1,947,702

Cash and cash equivalents, end	$2,112,652	$775,079

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 15
	2009	2008
Cash flows from operating activities
Net income (loss)	$535,767	$(525,430)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,070,860)	65,374
Distributions received from operating limited partnerships	—	—
Impairment loss	154,346	6,087
Amortization	7,652	7,653
Changes in assets and liabilities
Other assets	27,791	(7,340)
Accounts payable and accrued expenses	(15,378)	15,381
Accounts payable - affiliates	(647,114)	(783,229)

Net cash provided by (used in) operating activities	(1,007,796)	(1,221,504)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(4,208)
Proceeds from disposition of operating limited partnerships	1,230,294	80,903

Net cash provided by (used in) investing activities	1,230,294	76,695

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	222,498	(1,144,809)

Cash and cash equivalents, beginning	200,415	1,345,224

Cash and cash equivalents, end	$422,913	$200,415

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 16
	2009	2008
Cash flows from operating activities
Net income (loss)	$(935,510)	$(1,290,259)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(178,599)	645,050
Distributions received from operating limited partnerships	3,859	3,797
Impairment loss	519,355	—
Amortization	10,600	10,600
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	9,619	381
Accounts payable - affiliates	579,004	637,927

Net cash provided by (used in) operating activities	8,328	7,496

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	(20,070)	—
Proceeds from disposition of operating limited partnerships	276,505	—

Net cash provided by (used in) investing activities	256,435	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	264,763	7,496

Cash and cash equivalents, beginning	197,645	190,149

Cash and cash equivalents, end	$462,408	$197,645

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 17
	2009	2008
Cash flows from operating activities
Net income (loss)	$(1,389,081)	$(1,011,494)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	81,403	216,176
Distributions received from operating limited partnerships	—	3,612
Impairment loss	839,397	287,463
Amortization	11,312	11,312
Changes in assets and liabilities
Other assets	(30,000)	—
Accounts payable and accrued expenses	(378)	381
Accounts payable - affiliates	458,870	517,260

Net cash provided by (used in) operating activities	(28,477)	24,710

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	36,000	—

Net cash provided by (used in) investing activities	36,000	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,523	24,710

Cash and cash equivalents, beginning	190,524	165,814

Cash and cash equivalents, end	$198,047	$190,524

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 18
	2009	2008
Cash flows from operating activities
Net income (loss)	$(356,773)	$(533,939)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(120,596)	92,945
Distributions received from (refunded to) operating limited partnerships	—	—
Impairment loss	113,279	—
Amortization	8,388	8,391
Changes in assets and liabilities
Other assets	—	—
Accounts payable and accrued expenses	9,619	382
Accounts payable - affiliates	391,673	401,554

Net cash provided by (used in) operating activities	45,590	(30,667)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	125,596	—

Net cash provided by (used in) investing activities	125,596	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	171,186	(30,667)

Cash and cash equivalents, beginning	76,676	107,343

Cash and cash equivalents, end	$247,862	$76,676

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2009 and 2008

	Series 19
	2009	2008
Cash flows from operating activities
Net income (loss)	$2,830,736	$(814,345)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(3,300,167)	356,627
Distributions received from operating limited partnerships	—	—
Impairment loss	327,284	—
Amortization	14,429	14,429
Changes in assets and liabilities
Other assets	(537)	—
Accounts payable and accrued expenses	9,619	381
Accounts payable - affiliates	(2,574,410)	413,555

Net cash provided by (used in) operating activities	(2,693,046)	(29,353)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	3,364,649	—

Net cash provided by (used in) investing activities	3,364,649	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	671,603	(29,353)

Cash and cash equivalents, beginning	109,819	139,172

Cash and cash equivalents, end	$781,422	$109,819

See notes to financial statements

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series at March 31, 2009 and 2008 are as follows:

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Under Emerging Issues Task Force (EITF) 98-13, after the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2009	2008
Series 15	$36,759	$36,930
Series 16	14,193	14,193
Series 17	115,401	85,401
Series 18	62,536	57,536
Series 19	1,691	2,921
	$230,580	$196,981

A loss in value of an investment in an operating limited partnership other than a temporary decline is recorded as an impairment loss.  Impairment is measured by comparing the investment carrying amount to the sum of the total amount of the remaining tax credits allocated to the fund and the estimated residual value of the investment.  In addition, deferred acquisition costs related to each investment are evaluated for impairment when an impairment loss has reduced an investment balance to zero.  Accordingly, the partnership recorded an impairment loss of $1,953,661 and $293,550 during the years ended March 31, 2009 and 2008, respectively.

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Acquisition Costs

Acquisition costs were deferred until March 31, 1995.  As of April 1, 1995, the fund reallocated certain acquisition costs, common to all Series, based on a percentage of equity raised to each Series.  Acquisition costs were being amortized on the straight-line method, over 27.5 years (330 months). During March 31, 2009 an impairment loss of $704,293 was recorded which resulted in deferred acquisition costs being written off to $0.

Accumulated amortization as of March 31, 2009 and 2008 is as follows:

	2009	2008
Series 15	$—	$178,212
Series 16	—	309,729
Series 17	—	269,377
Series 18	—	193,270
Series 19	—	186,077
	$—	$1,136,665

Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners and assignees individually.

In June 2006, the Financial Accounting Standards Board (`FASB”) issued Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained upon examination by the applicable tax authority, based on the technical merits of the tax position, and then recognizing the tax benefit that is more-likely-than-not to be realized.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current reporting period.  As required, the fund adopted FIN 48 effective April 1, 2007 and concluded that the effect is not material to its financial statements.  Accordingly, no cumulative effect adjustment related to the adoption of FIN 48 was recorded.

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2009 and 2008 are as follows:

	2009	2008
Series 15	$3,870,500	$3,870,500
Series 16	5,429,402	5,429,402
Series 17	5,000,000	5,000,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	$21,996,102	$21,996,102

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2009 and 2008, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

The annual partnership management fee charged to operations during the years ended March 31, 2009 and 2008 is as follows:

	2009	2008
Series 15	$352,945	$441,771
Series 16	603,786	635,316
Series 17	508,870	517,260
Series 18	375,660	381,948
Series 19	325,590	411,348
	$2,166,851	$2,387,643

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2009 and 2008 are as follows:

	2009	2008
Series 15	$80,322	$78,883
Series 16	102,559	88,663
Series 17	124,055	91,340
Series 18	79,046	13,857
Series 19	234,868	41,776
	$620,850	$314,519

The partnership management fees paid for the years ended March 31, 2009 and 2008 are as follows:

	2009	2008
Series 15	$1,000,059	$1,225,000
Series 16	24,782	—
Series 17	50,000	—
Series 18	—	—
Series 19	2,900,000	—
	$3,974,841	$1,225,000

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2009 and 2008 are as follows:

	2009	2008
Series 15	$—	$—
Series 16	2,611	2,611
Series 17	635,362	635,362
Series 18	144,796	128,783
Series 19	2,207	2,207
	$784,976	$768,963

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership’s interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2009 and 2008 charged to each series’ operations are as follows:

	2009	2008
Series 15	$21,527	$24,349
Series 16	22,648	25,976
Series 17	19,652	23,239
Series 18	16,058	19,606
Series 19	15,450	19,365
	$95,335	$112,535

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2009 and 2008 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.  The carrying value of the accounts payable - affiliates approximates fair value.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2009 and 2008, the fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  The number of operating limited partnerships in which the fund has limited partnership interests at March 31, 2009 and 2008 by series are as follows:

	2009	2008
Series 15	43	58
Series 16	48	61
Series 17	44	47
Series 18	29	34
Series 19	22	26
	186	226

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2009 the partnership disposed of forty of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2009 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	14	1	$1,230,294	$1,172,053
Series 16	13	—	276,505	197,364
Series 17	3	—	36,000	36,000
Series 18	5	—	125,596	125,596
Series 19	4	—	3,364,649	3,364,649
Total	39	1	$5,033,044	$4,895,662

During the year ended March 31, 2008 the partnership disposed of five of the operating limited partnerships and received proceeds from an operating partnership disposed of in the prior year. A summary of the dispositions by Series for March 31, 2008 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition*	Disposition
Series 15	5	—	$80,903	$80,903
Series 16	—	—	—	—
Series 17	—	—	—	—
Series 18	—	—	—	—
Series 19	—	—	—	—
Total	5	—	$80,903	$80,903

* Fund proceeds from disposition include additional proceeds received for a sale of an Operating Partnership recorded as of March 31, 2007, of $7,188 for Series 15.

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

The contributions payable to operating limited partnerships at March 31, 2009 and 2008 by series are as follows:

	2009	2008
Series 15	$—	$—
Series 16	51,792	71,862
Series 17	67,895	67,895
Series 18	18,554	18,554
Series 19	—	—
	$138,241	$158,311

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$118,326,160	$14,239,873	$28,167,833

Acquisition costs of operating limited partnerships	14,908,373	1,856,981	3,305,566

Syndication costs from operating limited partnerships	(57,566)	—	—

Cumulative distributions from operating limited partnerships	(847,302)	(11,825)	(424,111)

Cumulative impairment loss in investment in operating limited partnerships	(28,582,466)	(1,373,717)	(6,170,045)

Cumulative losses from operating limited partnerships	(103,747,199)	(14,711,312)	(24,879,243)

Investments in operating limited partnerships per balance sheets	—	—	—

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A)	(1,054,265)	(128,731)	(93,920)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,523,786)	(349,715)	(449,632)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	1,888,020	243,906	—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(43,559,347)	(9,559,854)	(12,312,224)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	634,243	121,387	123,804

Cumulative impairment loss in investment in operating limited partnerships	28,582,466	1,373,717	6,170,045

Other	650,623	(48,239)	779,517

Equity per operating limited partnerships’ combined financial statements	$(15,382,046)	$(8,347,529)	$(5,782,410)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The fund’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$29,235,539	$24,708,515	$21,974,400

Acquisition costs of operating limited partnerships	3,635,326	3,441,293	2,669,207

Syndication costs from operating limited partnerships	—	(57,566)	—

Cumulative distributions from operating limited partnerships	(139,408)	(134,254)	(137,704)

Cumulative impairment loss in investment in operating limited partnerships	(6,863,175)	(5,926,733)	(8,248,796)

Cumulative losses from operating limited partnerships	(25,868,282)	(22,031,255)	(16,257,107)

Investments in operating limited partnerships per balance sheets	—	—	—

The fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A)	(710,224)	(61,783)	(59,607)

The fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(641,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, 1993 which the operating limited partnerships have not included in their capital as of December 31, 1992 due to different year ends (see note A)	737,012	569,226	337,876

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(8,544,063)	(8,384,400)	(4,758,806)

The fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	59,201	86,988	242,863

Cumulative impairment loss in investment in operating limited partnerships	6,863,175	5,926,733	8,248,796

Other	(56,777)	7,600	(31,478)

Equity per operating limited partnerships’ combined financial statements	$(2,346,991)	$(2,243,200)	$3,338,084

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$233,999,274	$31,537,364	$54,836,178

Land	20,743,616	3,103,668	3,976,252

Other assets	30,907,091	5,587,807	7,846,453

	$285,649,981	$40,228,839	$66,658,883

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$258,538,928	$46,431,057	$58,509,839

Accounts payable and accrued expenses	14,640,749	528,316	7,549,170

Other liabilities	31,480,965	2,457,597	4,366,765

	304,660,642	49,416,970	70,425,774
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(15,382,046)	(8,347,529)	(5,782,410)
Other partners	(3,628,615)	(840,602)	2,015,519

	(19,010,661)	(9,188,131)	(3,766,891)

	$285,649,981	$40,228,839	$66,658,883

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2008 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$66,261,640	$38,588,297	$42,775,795

Land	6,265,765	3,061,789	4,336,142

Other assets	8,810,213	5,136,478	3,526,140

	$81,337,618	$46,786,564	$50,638,077

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$77,953,401	$38,147,354	$37,497,277

Accounts payable and accrued expenses	1,988,256	2,897,860	1,677,147

Other liabilities	9,424,340	8,295,175	6,937,088

	89,365,997	49,340,389	46,111,512
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(2,346,991)	(2,243,200)	3,338,084
Other partners	(5,681,388)	(310,625)	1,188,481

	(8,028,379)	(2,553,825)	4,526,565

	$81,337,618	$46,786,564	$50,638,077

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$52,092,502	$8,043,825	$11,818,857
Interest and other	1,981,420	212,769	640,997

	54,073,922	8,256,594	12,459,854
Expenses
Interest	11,926,535	1,455,152	2,620,373
Depreciation and amortization	13,925,588	2,124,441	3,329,968
Taxes and insurance	6,701,224	958,320	1,596,887
Repairs and maintenance	11,516,222	1,915,072	2,949,000
Operating expenses	19,833,568	3,240,257	4,563,176
Other expenses	899,257	58,356	188,811

	64,802,394	9,751,598	15,248,215

NET LOSS	$(10,728,472)	$(1,495,004)	$(2,788,361)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(8,115,760)	$(1,222,377)	$(2,535,933)

Net loss allocated to other partners	$(2,612,712)	$(272,627)	$(252,428)

* Amounts include $1,122,099, $2,517,167, $1,648,448, $1,615,956, and $941,697 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$15,819,913	$7,621,743	$8,788,164
Interest and other	686,917	214,891	225,846

	16,506,830	7,836,634	9,014,010
Expenses
Interest	3,728,973	1,791,186	2,330,851
Depreciation and amortization	3,908,002	2,423,110	2,140,067
Taxes and insurance	1,965,609	1,114,089	1,066,319
Repairs and maintenance	3,427,105	1,848,160	1,376,885
Operating expenses	5,834,681	3,012,623	3,182,831
Other expenses	210,623	207,401	234,066

	19,074,993	10,396,569	10,331,019

NET LOSS	$(2,568,163)	$(2,559,935)	$(1,317,009)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,735,851)	$(1,615,956)	$(1,005,643)

Net loss allocated to other partners	$(832,312)	$(943,979)	$(311,366)

* Amounts include $1,122,099, $2,517,167, $1,648,448, $1,615,956, and $941,697 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE D - OTHER ASSETS

Other assets include cash advanced to operating limited partnerships at March 31, 2009 and 2008, some of which is to be applied to capital contributions payable when certain criteria have been met.  The advances at March 31, 2009 and 2008 by series are as follows:

	2009	2008
Series 15	$—	$—
Series 16	—	—
Series 17	30,000	30,000
Series 18	—	5,000
Series 19	—	—
	$30,000	$35,000

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$685,139	$535,767	$(935,510)

Operating limited partnership rents received in advance	19,946	1,008	5,442

Accrued fund management fees not deducted (deducted) for tax purposes	(1,807,990)	(647,114)	579,004

Other	4,397,250	3,633,734	(556,225)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(7,845,367)	(1,122,099)	(2,517,167)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	1,249,368	51,040	376,253

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,654,512)	(292,759)	(360,268)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,839,333)	(158,437)	(52,523)

Income (Loss) for tax return purposes, year ended December 31, 2008	$(7,795,499)	$2,001,140	$(3,460,994)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2009 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$(1,389,081)	$(356,773)	$2,830,736

Operating limited partnership rents received in advance	14,413	(917)	—

Accrued fund management fees not deducted (deducted) for tax purposes	458,870	375,660	(2,574,410)

Other	354,208	(454,126)	1,419,659

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,648,448)	(1,615,956)	(941,697)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	692,337	—	129,738

Excess of tax depreciation over book depreciation on operating limited partnership assets	(510,922)	(188,985)	(301,578)

Difference due to fiscal year for book purposes and calendar year for tax purposes	152,725	(63,866)	(2,717,232)

Income (Loss) for tax return purposes, year ended December 31, 2008	$(1,875,898)	$(2,304,963)	$(2,154,784)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$(4,175,467)	$(525,430)	$(1,290,259)

Operating limited partnership rents received in advance	(16,566)	(11,252)	(5,050)

Accrued fund management fees not deducted (deducted) for tax purposes	1,162,643	(783,229)	635,316

Other	280,629	(55,845)	786,849

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(8,102,263)	(1,337,487)	(2,310,567)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	293,550	6,087	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(992,418)	(299,908)	(216,695)

Difference due to fiscal year for book purposes and calendar year for tax purposes	2,256,945	2,438,981	(105,593)

Income (Loss) for tax return purposes, year ended December 31, 2008	$(9,292,947)	$(568,083)	$(2,505,999)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The fund’s net loss for financial reporting and tax return purposes for the year ended March 31, 2008 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$(1,011,494)	$(533,939)	$(814,345)

Operating limited partnership rents received in advance	—	(264)	—

Accrued fund management fees not deducted (deducted) for tax purposes	517,260	381,948	411,348

Other	(165,125)	73,396	(358,646)

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,307,635)	(2,018,882)	(1,127,692)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	287,463	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(110,725)	(142,398)	(222,692)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(13,739)	(18,827)	(43,877)

Income (Loss) for tax return purposes, year ended December 31, 2008	$(1,803,995)	$(2,258,966)	$(2,155,904)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2008	$(34,008,424)	$(10,991,055)	$(9,976,616)

Estimated share of loss for the three months ended March 31, 2009	(1,888,020)	(243,906)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	43,559,347	9,559,854	12,312,224

Impairment loss in investment in operating limited partnerships	(28,582,466)	(1,373,717)	(6,170,045)

Historic tax credits	5,325,806	—	1,844,836

Other	15,593,757	3,048,824	1,989,601

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET LOSS TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2008	$(6,179,677)	$(6,287,617)	$(573,459)

Estimated share of loss for the three months ended March 31, 2009	(737,012)	(569,226)	(337,876)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,544,063	8,384,400	4,758,806

Impairment loss in investment in operating limited partnerships	(6,863,175)	(5,926,733)	(8,248,796)

Historic tax credits	1,100,310	2,062,333	318,327

Other	4,135,491	2,336,843	4,082,998

Investments in operating limited partnerships - as reported	$—	$—	$—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

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

March 31, 2009 and 2008

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

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2009 and 2008

NOTE F - SUBSEQUENT EVENTS

Prior to and subsequent to March 31, 2009, the fund has entered into agreements to either sell or transfer interests in ten operating limited partnerships which are expected to close in the year ended March 31, 2010.  The estimated sales prices and other terms for the disposition of the operating limited partnerships have been determined.  The estimated proceeds to be received for these ten operating limited partnerships is $1,365,217. The estimated gain on sales of the operating limited  partnerships is $1,152,745 and is expected to be recognized in the first, second, or third quarter of fiscal year ended March 31, 2010.

NOTE G - CONCENTRATION OF CREDIT RISK

The fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2009.

NOTE H - FAIR VALUE OF FINANCIAL INSTRUMENTS

The fund is subject to the disclosure provisions of FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments,” (FAS 107), which requires disclosure of the fair value of the funds’s financial instruments.  As of March 31, 2009, the funds’s financial instruments relate to other assets and accounts payable - affiliates.  Management has not disclosed the fair value of the financial instruments because determination of such fair value is deemed to be impractical.  The other assets and accounts payable - affiliates are due from or owed to affiliates of the fund.  The unique nature of these financial instruments makes determination of any fair value impractical. See notes B and D for disclosure of the carrying amount and terms of these financial instruments.