Form 10-K, Exhibit 13
period 2010-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2010-06-29
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2010 AND 2009

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund III Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2010 and 2009, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2010. These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We did not audit the financial statements of certain operating limited partnerships which investments represent $0 and $0 of the total partnership assets as of March 31, 2010 and 2009, respectively, and $0 and $92,052, of the total partnership loss for the years ended March 31, 2010 and 2009, respectively; of the assets for Series 15 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 15 for the years ended March 31, 2010 and 2009, $0 and $92,052, respectively; of the assets for Series 16 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 16 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 17 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 17 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; of the assets for Series 18 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 18 for the years ended March 31, 2010 and 2009, $0 and $0, respectively; and of the assets for Series 19 as of March 31, 2010 and 2009, $0 and $0, respectively, and of the loss for Series 19 for the years ended March 31, 2010 and 2009, $0 and $0, respectively.  Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those operating limited partnerships, is based solely on the reports of the other auditors.

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

In our opinion, based on our audits and the reports of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2010 and 2009, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 29, 2010

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2010 and 2009

	Total
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$2,049,777	$2,112,652
Other assets	14,500	30,000

	$2,064,277	$2,142,652

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$108,846	$31,146
Accounts payable - affiliates	24,466,490	24,543,890
Capital contributions payable	93,144	138,241

	24,668,480	24,713,277

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and outstanding at March 31, 2010 and 2009	(20,507,883)	(20,474,640)
General partner	(2,096,320)	(2,095,985)

	(22,604,203)	(22,570,625)

	$2,064,277	$2,142,652

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 15
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$278,978	$422,913
Other assets	1,100	—

	$280,078	$422,913

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$36,346	$1,146
Accounts payable - affiliates	3,879,606	4,432,921
Capital contributions payable	—	—

	3,915,952	4,434,067

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2010 and 2009	(3,277,326)	(3,648,853)
General partner	(358,548)	(362,301)

	(3,635,874)	(4,011,154)

	$280,078	$422,913

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 16
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$416,557	$462,408
Other assets	2,500	—

	$419,057	$462,408

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$—	$10,000
Accounts payable - affiliates	8,144,790	7,789,720
Capital contributions payable	51,792	51,792

	8,196,582	7,851,512

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and outstanding at March 31, 2010 and 2009	(7,233,141)	(6,848,604)
General partner	(544,384)	(540,500)

	(7,777,525)	(7,389,104)

	$419,057	$462,408

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 17
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$199,038	$198,047
Other assets	8,700	30,000

	$207,738	$228,047

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,500	$—
Accounts payable - affiliates	7,300,178	7,416,766
Capital contributions payable	22,798	67,895

	7,335,476	7,484,661

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2010 and 2009	(6,635,683)	(6,763,270)
General partner	(492,055)	(493,344)

	(7,127,738)	(7,256,614)

	$207,738	$228,047

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 18
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$347,309	$247,862
Other assets	—	—

	$347,309	$247,862

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$15,000	$10,000
Accounts payable - affiliates	5,141,916	4,787,977
Capital contributions payable	18,554	18,554

	5,175,470	4,816,531

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2010 and 2009	(4,469,652)	(4,212,755)
General partner	(358,509)	(355,914)

	(4,828,161)	(4,568,669)

	$347,309	$247,862

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2010 and 2009

	Series 19
	2010	2009
ASSETS

OTHER ASSETS
Cash and cash equivalents	$807,895	$781,422
Other assets	2,200	—

	$810,095	$781,422

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$45,000	$10,000
Accounts payable - affiliates	—	116,506
Capital contributions payable	—	—

	45,000	126,506

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2010 and 2009	—	—
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2010 and 2009	1,107,919	998,842
General partner	(342,824)	(343,926)

	765,095	654,916

	$810,095	$781,422

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Income
Interest income	$15,215	$25,774
Other income	103,790	35,279

Total income	119,005	61,053

Share of income (losses) from operating limited partnerships	1,474,600	4,588,819

Expenses
Professional fees	198,814	237,656
Partnership management fee	1,293,970	1,546,001
Amortization	—	52,381
Impairment loss	—	1,953,661
General and administrative expenses	134,399	175,034

	1,627,183	3,964,733

NET INCOME (LOSS)	$(33,578)	$685,139

Net income (loss) allocated to general partner	$(335)	$6,851

Net income (loss) allocated to limited partners	$(33,243)	$678,288

Net income (loss) per BAC	$(0.00)	$0.03

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 15
	2010	2009
Income
Interest income	$3,105	$5,137
Other income	481	4,013

Total income	3,586	9,150

Share of income (losses) from operating limited partnerships	661,300	1,070,860

Expenses
Professional fees	44,802	57,277
Partnership management fee	216,362	272,623
Amortization	—	7,652
Impairment loss	—	154,346
General and administrative expenses	28,442	52,345

	289,606	544,243

NET INCOME (LOSS)	$375,280	$535,767

Net income (loss) allocated to general partner	$3,753	$5,358

Net income (loss) allocated to limited partners	$371,527	$530,409

Net income (loss) per BAC	$0.10	$0.14

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 16
	2010	2009
Income
Interest income	$3,185	$4,550
Other income	5,881	5,569

Total income	9,066	10,119

Share of income (losses) from operating limited partnerships	62,076	178,599

Expenses
Professional fees	48,593	56,558
Partnership management fee	378,517	501,227
Amortization	—	10,600
Impairment loss	—	519,355
General and administrative expenses	32,453	36,488

	459,563	1,124,228

NET INCOME (LOSS)	$(388,421)	$(935,510)

Net income (loss) allocated to general partner	$(3,884)	$(9,355)

Net income (loss) allocated to limited partners	$(384,537)	$(926,155)

Net income (loss) per BAC	$(0.07)	$(0.17)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 17
	2010	2009
Income
Interest income	$2,776	$4,293
Other income	4,733	10,007

Total income	7,509	14,300

Share of income (losses) from operating limited partnerships	511,224	(81,403)

Expenses
Professional fees	38,058	54,760
Partnership management fee	323,167	384,815
Amortization	—	11,312
Impairment loss	—	839,397
General and administrative expenses	28,632	31,694

	389,857	1,321,978

NET INCOME (LOSS)	$128,876	$(1,389,081)

Net income (loss) allocated to general partner	$1,289	$(13,891)

Net income (loss) allocated to limited partners	$127,587	$(1,375,190)

Net income (loss) per BAC	$0.03	$(0.28)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 18
	2010	2009
Income
Interest income	$1,141	$1,137
Other income	54,252	2,348

Total income	55,393	3,485

Share of income (losses) from operating limited partnerships	(21,000)	120,596

Expenses
Professional fees	29,928	37,543
Partnership management fee	241,864	296,614
Amortization	—	8,388
Impairment loss	—	113,279
General and administrative expenses	22,093	25,030

	293,885	480,854

NET INCOME (LOSS)	$(259,492)	$(356,773)

Net income (loss) allocated to general partner	$(2,595)	$(3,568)

Net income (loss) allocated to limited partners	$(256,897)	$(353,205)

Net income (loss) per BAC	$(0.07)	$(0.10)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 19
	2010	2009
Income
Interest income	$5,008	$10,657
Other income	38,443	13,342

Total income	43,451	23,999

Share of income (losses) from operating limited partnerships	261,000	3,300,167

Expenses
Professional fees	37,433	31,518
Partnership management fee	134,060	90,722
Amortization	—	14,429
Impairment loss	—	327,284
General and administrative expenses	22,779	29,477

	194,272	493,430

NET INCOME (LOSS)	$110,179	$2,830,736

Net income (loss) allocated to general partner	$1,102	$28,307

Net income (loss) allocated to limited partners	$109,077	$2,802,429

Net income (loss) per BAC	$0.03	$0.69

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2010 and 2009

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2008	$(21,152,928)	$(2,102,836)	$(23,255,764)

Net income (loss)	678,288	6,851	685,139

Partners’ capital (deficit), March 31, 2009	$(20,474,640)	$(2,095,985)	$(22,570,625)

Net income (loss)	(33,243)	(335)	(33,578)

Partners’ capital (deficit), March 31, 2010	$(20,507,883)	$(2,096,320)	$(22,604,203)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2008	$(4,179,262)	$(367,659)	$(4,546,921)

Net income (loss)	530,409	5,358	535,767

Partners’ capital (deficit), March 31, 2009	$(3,648,853)	$(362,301)	$(4,011,154)

Net income (loss)	371,527	3,753	375,280

Partners’ capital (deficit), March 31, 2010	$(3,277,326)	$(358,548)	$(3,635,874)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2008	$(5,922,449)	$(531,145)	$(6,453,594)

Net income (loss)	(926,155)	(9,355)	(935,510)

Partners’ capital (deficit), March 31, 2009	$(6,848,604)	$(540,500)	$(7,389,104)

Net income (loss)	(384,537)	(3,884)	(388,421)

Partners’ capital (deficit), March 31, 2010	$(7,233,141)	$(544,384)	$(7,777,525)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2008	$(5,388,080)	$(479,453)	$(5,867,533)

Net income (loss)	(1,375,190)	(13,891)	(1,389,081)

Partners’ capital (deficit), March 31, 2009	$(6,763,270)	$(493,344)	$(7,256,614)

Net income (loss)	127,587	1,289	128,876

Partners’ capital (deficit), March 31, 2010	$(6,635,683)	$(492,055)	$(7,127,738)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2008	$(3,859,550)	$(352,346)	$(4,211,896)

Net income (loss)	(353,205)	(3,568)	(356,773)

Partners’ capital (deficit), March 31, 2009	$(4,212,755)	$(355,914)	$(4,568,669)

Net income (loss)	(256,897)	(2,595)	(259,492)

Partners’ capital (deficit), March 31, 2010	$(4,469,652)	$(358,509)	$(4,828,161)

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2010 and 2009

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2008	$(1,803,587)	$(372,233)	$(2,175,820)

Net income (loss)	2,802,429	28,307	2,830,736

Partners’ capital (deficit), March 31, 2009	$998,842	$(343,926)	$654,916

Net income (loss)	109,077	1,102	110,179

Partners’ capital (deficit), March 31, 2010	$1,107,919	$(342,824)	$765,095

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2010 and 2009

	Total
	2010	2009
Cash flows from operating activities
Net income (loss)	$(33,578)	$685,139
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(1,474,600)	(4,588,819)
Distributions received from operating limited partnerships	—	3,859
Impairment loss	—	1,953,661
Amortization	—	52,381
Changes in assets and liabilities
Other assets	(107,929)	(2,746)
Accounts payable and accrued expenses	77,700	13,101
Accounts payable - affiliates	(77,400)	(1,791,977)

Net cash provided by (used in) operating activities	(1,615,807)	(3,675,401)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(20,070)
Proceeds from disposition of operating limited partnerships	1,552,932	5,033,044

Net cash provided by (used in) investing activities	1,552,932	5,012,974

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(62,875)	1,337,573

Cash and cash equivalents, beginning	2,112,652	775,079

Cash and cash equivalents, end	$2,049,777	$2,112,652

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$30,000	$—

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 15
	2010	2009
Cash flows from operating activities
Net income (loss)	$375,280	$535,767
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(661,300)	(1,070,860)
Distributions received from operating limited partnerships	—	—
Impairment loss	—	154,346
Amortization	—	7,652
Changes in assets and liabilities
Other assets	(1,100)	27,791
Accounts payable and accrued expenses	35,200	(15,378)
Accounts payable - affiliates	(553,315)	(647,114)

Net cash provided by (used in) operating activities	(805,235)	(1,007,796)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	661,300	1,230,294

Net cash provided by (used in) investing activities	661,300	1,230,294

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(143,935)	222,498

Cash and cash equivalents, beginning	422,913	200,415

Cash and cash equivalents, end	$278,978	$422,913

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 16
	2010	2009
Cash flows from operating activities
Net income (loss)	$(388,421)	$(935,510)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(62,076)	(178,599)
Distributions received from operating limited partnerships	—	3,859
Impairment loss	—	519,355
Amortization	—	10,600
Changes in assets and liabilities
Other assets	(2,500)	—
Accounts payable and accrued expenses	(10,000)	9,619
Accounts payable - affiliates	355,070	579,004

Net cash provided by (used in) operating activities	(107,927)	8,328

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	(20,070)
Proceeds from disposition of operating limited partnerships	62,076	276,505

Net cash provided by (used in) investing activities	62,076	256,435

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(45,851)	264,763

Cash and cash equivalents, beginning	462,408	197,645

Cash and cash equivalents, end	$416,557	$462,408

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 17
	2010	2009
Cash flows from operating activities
Net income (loss)	$128,876	$(1,389,081)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(511,224)	81,403
Distributions received from operating limited partnerships	—	—
Impairment loss	—	839,397
Amortization	—	11,312
Changes in assets and liabilities
Other assets	(53,700)	(30,000)
Accounts payable and accrued expenses	12,500	(378)
Accounts payable - affiliates	(116,588)	458,870

Net cash provided by (used in) operating activities	(540,136)	(28,477)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	541,127	36,000

Net cash provided by (used in) investing activities	541,127	36,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	991	7,523

Cash and cash equivalents, beginning	198,047	190,524

Cash and cash equivalents, end	$199,038	$198,047

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$30,000	$—

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 18
	2010	2009
Cash flows from operating activities
Net income (loss)	$(259,492)	$(356,773)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	21,000	(120,596)
Distributions received from (refunded to) operating limited partnerships	—	—
Impairment loss	—	113,279
Amortization	—	8,388
Changes in assets and liabilities
Other assets	(25,000)	—
Accounts payable and accrued expenses	5,000	9,619
Accounts payable - affiliates	353,939	391,673

Net cash provided by (used in) operating activities	95,447	45,590

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	4,000	125,596

Net cash provided by (used in) investing activities	4,000	125,596

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	99,447	171,186

Cash and cash equivalents, beginning	247,862	76,676

Cash and cash equivalents, end	$347,309	$247,862

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$—	$—

(continued)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2010 and 2009

	Series 19
	2010	2009
Cash flows from operating activities
Net income (loss)	$110,179	$2,830,736
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(261,000)	(3,300,167)
Distributions received from operating limited partnerships	—	—
Impairment loss	—	327,284
Amortization	—	14,429
Changes in assets and liabilities
Other assets	(25,629)	(537)
Accounts payable and accrued expenses	35,000	9,619
Accounts payable - affiliates	(116,506)	(2,574,410)

Net cash provided by (used in) operating activities	(257,956)	(2,693,046)

Cash flows from investing activities
Capital contributions paid to operating limited partnerships	—	—
Proceeds from disposition of operating limited partnerships	284,429	3,364,649

Net cash provided by (used in) investing activities	284,429	3,364,649

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,473	671,603

Cash and cash equivalents, beginning	781,422	109,819

Cash and cash equivalents, end	$807,895	$781,422

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$—	$—

See notes to financial statements

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series at March 31, 2010 and 2009 are as follows:

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

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2010	2009
Series 15	$36,759	$36,759
Series 16	8,318	14,193
Series 17	145,304	115,401
Series 18	87,536	62,536
Series 19	25,120	1,691
	$303,037	$230,580

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment.  During the years ended March 31, 2010 and 2009, the Fund recorded an impairment loss of $0 and $1,953,661, respectively.

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

March 31, 2010 and 2009

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Fund determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it absorbs the majority of the entity’s expected losses, the majority of the expected returns, or both. Based on this guidance, the operating limited partnerships in which the Fund invests meet the definition of a VIE.  However, management does not consolidate the Fund’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary.  The Fund currently records the amount of its investment in these partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements.

The Fund’s balance in investment in operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss.  The Fund’s exposure to loss on these partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the local general partners and their guarantee against credit recapture.

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns.  The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure.

Cash Equivalents

Cash equivalents include money market accounts having original maturities at their acquisition dates of three months or less.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2010 and 2009 are as follows:

	2010	2009
Series 15	3,870,500	3,870,500
Series 16	5,429,402	5,429,402
Series 17	5,000,000	5,000,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,996,102	21,996,102

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board (FASB) issued guidance regarding subsequent events, which was subsequently updated in February 2010. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This guidance was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and was therefore adopted by the Fund for the quarter ended June 30, 2009. The adoption did not have a significant impact on the subsequent events that the Fund reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Fund did not include the disclosure in this Form 10-K.

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs.  The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE.  Additionally, the amendment requires enhanced and expanded disclosures around VIEs.  This amendment is effective for fiscal years beginning after November 15, 2009.  The adoption of this guidance on April 1, 2010 is not expected to have a material effect on the Fund’s financial statements.

In June 2009, the FASB issued the Accounting Standards Codification (Codification).  Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP).  The Codification is intended to reorganize, rather than change, existing GAAP.  Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Fund’s accounting policies.  The adoption of the Codification did not have a material impact on the Fund’s financial position or results of operations.

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2010 and 2009, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

The annual partnership management fee charged to operations during the years ended March 31, 2010 and 2009 is as follows:

	2010	2009
Series 15	$271,685	$352,945
Series 16	507,681	603,786
Series 17	433,412	508,870
Series 18	340,401	375,660
Series 19	242,958	325,590
	$1,796,137	$2,166,851

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 15	$55,323	$80,322
Series 16	129,164	102,559
Series 17	110,245	124,055
Series 18	98,537	79,046
Series 19	108,898	234,868
	$502,167	$620,850

The partnership management fees paid for the years ended March 31, 2010 and 2009 are as follows:

	2010	2009
Series 15	$825,000	$1,000,059
Series 16	150,000	24,782
Series 17	550,000	50,000
Series 18	—	—
Series 19	357,257	2,900,000
	$1,882,257	$3,974,841

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2010 and 2009 are as follows:

	2010	2009
Series 15	$—	$—
Series 16	—	2,611
Series 17	635,362	635,362
Series 18	158,334	144,796
Series 19	—	2,207
	$793,696	$784,976

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership’s interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2010 and 2009 charged to each series’ operations are as follows:

	2010	2009
Series 15	$18,013	$21,527
Series 16	18,975	22,648
Series 17	16,935	19,652
Series 18	13,594	16,058
Series 19	12,969	15,450
	$80,486	$95,335

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2010 and 2009 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2010 and 2009, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2010 and 2009 by series are as follows:

	2010	2009
Series 15	40	43
Series 16	46	48
Series 17	39	44
Series 18	26	29
Series 19	19	22
	170	186

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2010 the Fund disposed of fifteen operating limited partnerships of which one operating limited partnership was included in both Series 17 and 19. In addition the Fund received additional proceeds from one operating limited partnership disposed of in the prior year. A summary of the dispositions by Series for March 31, 2010 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	3	—	$661,300	$661,300
Series 16	1	1	62,076	62,076
Series 17	4	1	541,127	556,224
Series 18	3	—	4,000	4,000
Series 19	3	—	284,429	284,429
Total	14	2	$1,552,932	$1,568,029

During the year ended March 31, 2009 the Fund disposed of forty of the operating limited partnerships. A summary of the dispositions by Series for March 31, 2009 is as follows:

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

March 31, 2010 and 2009

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

The contributions payable to operating limited partnerships at March 31, 2010 and 2009 by series are as follows:

	2010	2009
Series 15	$—	$—
Series 16	51,792	51,792
Series 17	22,798	67,895
Series 18	18,554	18,554
Series 19	—	—
	$93,144	$138,241

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$98,859,593	$12,819,530	$26,201,560

Acquisition costs of operating limited partnerships	13,241,785	1,770,032	3,088,592

Syndication costs from operating limited partnerships	(36,455)	—	—

Cumulative distributions from operating limited partnerships	(693,030)	(11,825)	(420,260)

Cumulative impairment loss in investment in operating limited partnerships	(26,931,500)	(1,356,328)	(6,263,030)

Cumulative losses from operating limited partnerships	(84,440,393)	(13,221,409)	(22,606,862)

Investments in operating limited partnerships per balance sheets	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A)	(928,337)	(128,731)	(93,920)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,489,837)	(349,715)	(453,483)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,496,550	200,516	—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(44,022,988)	(9,235,056)	(12,781,607)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	385,987	114,743	137,989

Cumulative impairment loss in investment in operating limited partnerships	26,931,500	1,356,328	6,263,030

Other	615,739	(52,618)	754,866

Equity per operating limited partnerships’ combined financial statements	$(18,011,386)	$(8,094,533)	$(6,173,125)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$22,252,472	$20,185,383	$17,400,648

Acquisition costs of operating limited partnerships	3,143,082	2,808,165	2,431,914

Syndication costs from operating limited partnerships	—	(36,455)	—

Cumulative distributions from operating limited partnerships	(85,149)	(123,658)	(52,138)

Cumulative impairment loss in investment in operating limited partnerships	(6,196,124)	(5,188,198)	(7,927,820)

Cumulative losses from operating limited partnerships	(19,114,281)	(17,645,237)	(11,852,604)

Investments in operating limited partnerships per balance sheets	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A)	(635,224)	(10,855)	(59,607)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(603,760)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	634,831	449,306	211,897

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(8,973,918)	(8,314,781)	(4,717,626)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	39,344	86,988	6,923

Cumulative impairment loss in investment in operating limited partnerships	6,196,124	5,188,198	7,927,820

Other	(18,998)	(32,658)	(34,853)

Equity per operating limited partnerships’ combined financial statements	$(3,453,156)	$(3,021,366)	$2,730,794

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	118,326,160	$14,239,873	$28,167,833

Acquisition costs of operating limited partnerships	14,908,373	1,856,981	3,305,566

Syndication costs from operating limited partnerships	(57,566)	—	—

Cumulative distributions from operating limited partnerships	(847,302)	(11,825)	(424,111)

Cumulative impairment loss in investment in operating limited partnerships	(28,582,466)	(1,373,717)	(6,170,045)

Cumulative losses from operating limited partnerships	(103,747,199)	(14,711,312)	(24,879,243)

Investments in operating limited partnerships per balance sheets	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A)	(1,054,265)	(128,731)	(93,920)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,523,786)	(349,715)	(449,632)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,888,020	243,906	—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2009 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$29,235,539	$24,708,515	$21,974,400

Acquisition costs of operating limited partnerships	3,635,326	3,441,293	2,669,207

Syndication costs from operating limited partnerships	—	(57,566)	—

Cumulative distributions from operating limited partnerships	(139,408)	(134,254)	(137,704)

Cumulative impairment loss in investment in operating limited partnerships	(6,863,175)	(5,926,733)	(8,248,796)

Cumulative losses from operating limited partnerships	(25,868,282)	(22,031,255)	(16,257,107)

Investments in operating limited partnerships per balance sheets	—	—	—

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2009 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2008 (see note A)	(710,224)	(61,783)	(59,607)

The Fund has recorded acquisition costs at March 31, 2009 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(641,560)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	737,012	569,226	337,876

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$196,123,767	$27,849,013	$49,867,011

Land	18,540,436	2,879,979	3,822,160

Other assets	30,579,552	5,800,413	7,594,521

	$245,243,755	$36,529,405	$61,283,692

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$230,292,752	$43,476,735	$55,332,310

Accounts payable and accrued expenses	14,297,753	563,377	7,799,116

Other liabilities	24,716,948	1,801,954	2,598,283

	269,307,453	45,842,066	65,729,709
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(18,011,386)	(8,094,533)	(6,173,125)
Other partners	(6,052,312)	(1,218,128)	1,727,108

	(24,063,698)	(9,312,661)	(4,446,017)

	$245,243,755	$36,529,405	$61,283,692

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2009 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$54,665,718	$29,011,616	$34,730,409

Land	5,514,615	2,865,466	3,458,216

Other assets	7,597,807	6,455,428	3,131,383

	$67,778,140	$38,332,510	$41,320,008

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$68,186,139	$33,900,965	$29,396,603

Accounts payable and accrued expenses	1,468,412	2,891,569	1,575,279

Other liabilities	7,983,772	5,980,123	6,352,816

	77,638,323	42,772,657	37,324,698
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(3,453,156)	(3,021,366)	2,730,794
Other partners	(6,407,027)	(1,418,781)	1,264,516

	(9,860,183)	(4,440,147)	3,995,310

	$67,778,140	$38,332,510	$41,320,008

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$45,562,073	$7,639,091	$11,301,540
Interest and other	2,031,428	426,948	462,023

	47,593,501	8,066,039	11,763,563
Expenses
Interest	9,530,279	1,358,515	2,227,762
Depreciation and amortization	11,930,619	1,954,832	3,098,786
Taxes and insurance	5,955,318	934,273	1,524,170
Repairs and maintenance	10,243,333	1,818,579	2,581,914
Operating expenses	16,371,019	2,654,581	4,243,357
Other expenses	917,737	198,567	83,013

	54,948,305	8,919,347	13,759,002

NET LOSS	$(7,354,804)	$(853,308)	$(1,995,439)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(6,451,640)	$(800,453)	$(1,895,937)

Net loss allocated to other partners	$(903,164)	$(52,855)	$(99,502)

*                 Amounts include $800,453, $1,895,937, $1,433,608, $1,540,270, and $781,372 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$12,994,827	$6,683,807	$6,942,808
Interest and other	398,793	602,874	140,790

	13,393,620	7,286,681	7,083,598
Expenses
Interest	2,843,386	1,466,060	1,634,556
Depreciation and amortization	3,223,827	1,999,819	1,653,355
Taxes and insurance	1,661,592	985,793	849,490
Repairs and maintenance	2,976,238	1,716,532	1,150,070
Operating expenses	4,592,100	2,366,927	2,514,054
Other expenses	85,942	285,597	264,618

	15,383,085	8,820,728	8,066,143

NET LOSS	$(1,989,465)	$(1,534,047)	$(982,545)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,433,608)	$(1,540,270)	$(781,372)

Net loss allocated to other partners	$(555,857)	$6,223	$(201,173)

*                 Amounts include $800,453, $1,895,937, $1,433,608, $1,540,270, and $781,372 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$52,092,502	$8,043,825	$11,818,857
Interest and other	1,981,420	212,769	640,997

	54,073,922	8,256,594	12,459,854
Expenses
Interest	11,926,535	1,455,152	2,620,373
Depreciation and amortization	13,925,588	2,124,441	3,329,968
Taxes and insurance	6,701,224	958,320	1,596,887
Repairs and maintenance	11,516,222	1,915,072	2,949,000
Operating expenses	19,833,568	3,240,257	4,563,176
Other expenses	899,257	58,356	188,811

	64,802,394	9,751,598	15,248,215

NET LOSS	$(10,728,472)	$(1,495,004)	$(2,788,361)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(8,115,760)	$(1,222,377)	$(2,535,933)

Net income (loss) allocated to other partners	$(2,612,712)	$(272,627)	$(252,428)

*                 Amounts include $1,122,099, $2,517,167, $1,648,448, $1,615,956, and $941,697 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2008 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$15,819,913	$7,621,743	$8,788,164
Interest and other	686,917	214,891	225,846

	16,506,830	7,836,634	9,014,010
Expenses
Interest	3,728,973	1,791,186	2,330,851
Depreciation and amortization	3,908,002	2,423,110	2,140,067
Taxes and insurance	1,965,609	1,114,089	1,066,319
Repairs and maintenance	3,427,105	1,848,160	1,376,885
Operating expenses	5,834,681	3,012,623	3,182,831
Other expenses	210,623	207,401	234,066

	19,074,993	10,396,569	10,331,019

NET LOSS	$(2,568,163)	$(2,559,935)	$(1,317,009)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,735,851)	$(1,615,956)	$(1,005,643)

Net income (loss) allocated to other partners	$(832,312)	$(943,979)	$(311,366)

*                 Amounts include $1,122,099, $2,517,167, $1,648,448, $1,615,956, and $941,697 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE D - OTHER ASSETS

Other assets include cash advanced to operating limited partnerships at March 31, 2010 and 2009, some of which is to be applied to capital contributions payable when certain criteria have been met.  The advances at March 31, 2010 and 2009 by series are as follows:

	2010	2009
Series 15	$—	$—
Series 16	—	—
Series 17	—	30,000
Series 18	—	—
Series 19	—	—
	$—	$30,000

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$(33,578)	$375,280	$(388,421)

Operating limited partnership rents received in advance	5,205	(634)	4,214

Accrued fund management fees not deducted (deducted) for tax purposes	(86,120)	(553,315)	357,681

Other	7,508,312	2,216,660	2,241,834

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(6,451,640)	(800,453)	(1,895,937)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,580,444)	(240,530)	(341,344)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,688,568)	(1,444,584)	(126,514)

Income (loss) for tax return purposes, year ended December 31, 2009	$(3,326,833)	$(447,576)	$(148,487)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end.  The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$128,876	$(259,492)	$110,179

Operating limited partnership rents received in advance	1,625	—	—

Accrued fund management fees not deducted (deducted) for tax purposes	(116,588)	340,401	(114,299)

Other	969,855	513,817	1,566,146

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,433,608)	(1,540,270)	(781,372)

Impairment loss in investment in operating limited partnership not deductible for tax purposes	—	—	—

Excess of tax depreciation over book depreciation on operating limited partnership assets	(463,238)	(247,550)	(287,782)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(519,648)	2,886	(600,708)

Income (loss) for tax return purposes, year ended December 31, 2009	$(1,432,726)	$(1,190,208)	$(107,836)

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

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

March 31, 2010 and 2009

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

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2009	$(37,221,992)	$(11,311,336)	$(10,178,072)

Estimated share of loss for the three months ended March 31, 2010	(1,496,550)	(200,516)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	44,022,988	9,235,056	12,781,607

Impairment loss in investment in operating limited partnerships	(26,931,500)	(1,356,328)	(6,263,030)

Historic tax credits	5,325,806	—	1,844,836

Other	16,301,248	3,633,124	1,814,659

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2009	$(7,635,269)	$(7,691,217)	$(406,098)

Estimated share of loss for the three months ended March 31, 2010	(634,831)	(449,306)	(211,897)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,973,918	8,314,781	4,717,626

Impairment loss in investment in operating limited partnerships	(6,196,124)	(5,188,198)	(7,927,820)

Historic tax credits	1,100,310	2,062,333	318,327

Other	4,391,996	2,951,607	3,509,862

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2008	$(34,008,424)	$(10,991,055)	$(9,976,616)

Estimated share of loss for the three months ended March 31, 2009	(1,888,020)	(243,906)	—

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	43,559,347	9,559,854	12,312,224

Impairment loss in investment in operating limited partnerships	(28,582,466)	(1,373,717)	(6,170,045)

Historic tax credits	5,325,806	—	1,844,836

Other	15,593,757	3,048,824	1,989,601

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE E - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2009, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2008	$(6,179,677)	$(6,287,617)	$(573,459)

Estimated share of loss for the three months ended March 31, 2009	(737,012)	(569,226)	(337,876)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,544,063	8,384,400	4,758,806

Impairment loss in investment in operating limited partnerships	(6,863,175)	(5,926,733)	(8,248,796)

Historic tax credits	1,100,310	2,062,333	318,327

Other	4,135,491	2,336,843	4,082,998

Investments in operating limited partnerships — as reported	$—	$—	$—

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2010 and 2009

NOTE F - SUBSEQUENT EVENTS

Prior to and subsequent to March 31, 2010, the Fund has entered into agreements to either sell or transfer interests in ten operating limited partnerships which are expected to close in the year ended March 31, 2011.  The estimated sales prices and other terms for the dispositions of the operating limited partnerships have been determined.  The estimated proceeds to be received for these ten operating limited partnerships is $2,155,762. The estimated gain on sales of the operating limited  partnerships is $1,964,771 and is expected to be recognized in the first, second, or third quarter of fiscal year ending March 31, 2011.

NOTE G - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2010.

NOTE H - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Funds’s financial instruments relate to other assets and accounts payable - affiliates.  Management has not disclosed the fair value of these financial instruments because determination of such fair value is deemed to be impractical.  The other assets and accounts payable - affiliates are due from or owed to affiliates of the Fund.  The unique nature of these financial instruments makes determination of any fair value impractical. See notes B and D for disclosure of the carrying amount and terms of these financial instruments.