Form 10-K, Exhibit 13
period 2011-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2011-06-29
CIK 879555

FINANCIAL STATEMENTS AND
INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III
LIMITED PARTNERSHIP -
SERIES 15 THROUGH SERIES 19

MARCH 31, 2011 AND 2010

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2011 and 2010, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2011 and 2010, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/Reznick Group, P.C.
REZNICK GROUP, P.C.

Bethesda, Maryland
June 29, 2011

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS

March 31, 2011 and 2010

	Total
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$5,463,659	$2,049,777
Other assets	75,938	14,500

	$5,539,597	$2,064,277

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$112,546	$108,846
Accounts payable - affiliates	24,721,709	24,466,490
Capital contributions payable	93,144	93,144

	24,927,399	24,668,480

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,994,302 and 21,996,102 outstanding at March 31, 2011 and 2010, respectively	(17,338,646)	(20,507,883)
General partner	(2,049,156)	(2,096,320)

	(19,387,802)	(22,604,203)

	$5,539,597	$2,064,277

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 15
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$299,446	$278,978
Other assets	69,038	1,100

	$368,484	$280,078

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$38,746	$36,346
Accounts payable - affiliates	4,071,131	3,879,606
Capital contributions payable	-	-

	4,109,877	3,915,952

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued and outstanding at March 31, 2011 and 2010	(3,381,790)	(3,277,326)
General partner	(359,603)	(358,548)

	(3,741,393)	(3,635,874)

	$368,484	$280,078

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 16
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$416,806	$416,557
Other assets	2,500	2,500

	$419,306	$419,057

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,500	$-
Accounts payable - affiliates	8,404,538	8,144,790
Capital contributions payable	51,792	51,792

	8,468,830	8,196,582

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,427,602 and 5,429,402 outstanding at March 31, 2011 and 2010, respectively	(7,502,420)	(7,233,141)
General partner	(547,104)	(544,384)

	(8,049,524)	(7,777,525)

	$419,306	$419,057

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 17
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$328,413	$199,038
Other assets	4,400	8,700

	$332,813	$207,738

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$48,500	$12,500
Accounts payable - affiliates	6,931,537	7,300,178
Capital contributions payable	22,798	22,798

	7,002,835	7,335,476

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued and outstanding at March 31, 2011 and 2010	(6,182,544)	(6,635,683)
General partner	(487,478)	(492,055)

	(6,670,022)	(7,127,738)

	$332,813	$207,738

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 18
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$293,045	$347,309
Other assets	-	-

	$293,045	$347,309

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$15,000
Accounts payable - affiliates	5,314,503	5,141,916
Capital contributions payable	18,554	18,554

	5,333,057	5,175,470

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2011 and 2010	(4,679,384)	(4,469,652)
General partner	(360,628)	(358,509)

	(5,040,012)	(4,828,161)

	$293,045	$347,309

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2011 and 2010

	Series 19
	2011	2010
ASSETS

OTHER ASSETS
Cash and cash equivalents	$4,125,949	$807,895
Other assets	-	2,200

	$4,125,949	$810,095

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,800	$45,000
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	12,800	45,000

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2011 and 2010	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2011 and 2010	4,407,492	1,107,919
General partner	(294,343)	(342,824)

	4,113,149	765,095

	$4,125,949	$810,095

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Income
Interest income	$21,951	$15,215
Other income	101,777	103,790

Total income	123,728	119,005

Share of income (losses) from operating limited partnerships	6,099,658	1,474,600

Expenses
Professional fees	181,876	198,814
Partnership management fee	1,200,472	1,293,970
General and administrative expenses	124,637	134,399

	1,506,985	1,627,183

NET INCOME (LOSS)	$4,716,401	$(33,578)

Net income (loss) allocated to general partner	$47,164	$(335)

Net income (loss) allocated to limited partners	$4,669,237	$(33,243)

Net income (loss) per BAC	$0.21	$(0.00)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 15
	2011	2010
Income
Interest income	$2,201	$3,105
Other income	2,313	481

Total income	4,514	3,586

Share of income (losses) from operating limited partnerships	129,038	661,300

Expenses
Professional fees	40,864	44,802
Partnership management fee	167,675	216,362
General and administrative expenses	30,532	28,442

	239,071	289,606

NET INCOME (LOSS)	$(105,519)	$375,280

Net income (loss) allocated to general partner	$(1,055)	$3,753

Net income (loss) allocated to limited partners	$(104,464)	$371,527

Net income (loss) per BAC	$(0.03)	$0.10

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 16
	2011	2010
Income
Interest income	$3,285	$3,185
Other income	3,911	5,881

Total income	7,196	9,066

Share of income (losses) from operating limited partnerships	204,525	62,076

Expenses
Professional fees	40,659	48,593
Partnership management fee	413,509	378,517
General and administrative expenses	29,552	32,453

	483,720	459,563

NET INCOME (LOSS)	$(271,999)	$(388,421)

Net income (loss) allocated to general partner	$(2,720)	$(3,884)

Net income (loss) allocated to limited partners	$(269,279)	$(384,537)

Net income (loss) per BAC	$(0.05)	$(0.07)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 17
	2011	2010
Income
Interest income	$5,552	$2,776
Other income	12,574	4,733

Total income	18,126	7,509

Share of income (losses) from operating limited partnerships	819,215	511,224

Expenses
Professional fees	37,427	38,058
Partnership management fee	317,273	323,167
General and administrative expenses	24,925	28,632

	379,625	389,857

NET INCOME (LOSS)	$457,716	$128,876

Net income (loss) allocated to general partner	$4,577	$1,289

Net income (loss) allocated to limited partners	$453,139	$127,587

Net income (loss) per BAC	$0.09	$0.03

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 18
	2011	2010
Income
Interest income	$2,237	$1,141
Other income	31,276	54,252

Total income	33,513	55,393

Share of income (losses) from operating limited partnerships	-	(21,000)

Expenses
Professional fees	27,866	29,928
Partnership management fee	197,734	241,864
General and administrative expenses	19,764	22,093

	245,364	293,885

NET INCOME (LOSS)	$(211,851)	$(259,492)

Net income (loss) allocated to general partner	$(2,119)	$(2,595)

Net income (loss) allocated to limited partners	$(209,732)	$(256,897)

Net income (loss) per BAC	$(0.06)	$(0.07)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 19
	2011	2010
Income
Interest income	$8,676	$5,008
Other income	51,703	38,443

Total income	60,379	43,451

Share of income (losses) from operating limited partnerships	4,946,880	261,000

Expenses
Professional fees	35,060	37,433
Partnership management fee	104,281	134,060
General and administrative expenses	19,864	22,779

	159,205	194,272

NET INCOME (LOSS)	$4,848,054	$110,179

Net income (loss) allocated to general partner	$48,481	$1,102

Net income (loss) allocated to limited partners	$4,799,573	$109,077

Net income (loss) per BAC	$1.18	$0.03

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2011 and 2010

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2009	$(20,474,640)	$(2,095,985)	$(22,570,625)

Net income (loss)	(33,243)	(335)	(33,578)

Partners’ capital (deficit), March 31, 2010	$(20,507,883)	$(2,096,320)	$(22,604,203)

Distributions to partners	(1,500,000)	-	(1,500,000)

Net income (loss)	4,669,237	47,164	4,716,401

Partners’ capital (deficit), March 31, 2011	$(17,338,646)	$(2,049,156)	$(19,387,802)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2009	$(3,648,853)	$(362,301)	$(4,011,154)

Net income (loss)	371,527	3,753	375,280

Partners’ capital (deficit), March 31, 2010	$(3,277,326)	$(358,548)	$(3,635,874)

Distributions to partners	-	-	-

Net income (loss)	(104,464)	(1,055)	(105,519)

Partners’ capital (deficit), March 31, 2011	$(3,381,790)	$(359,603)	$(3,741,393)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2009	$(6,848,604)	$(540,500)	$(7,389,104)

Net income (loss)	(384,537)	(3,884)	(388,421)

Partners’ capital (deficit), March 31, 2010	$(7,233,141)	$(544,384)	$(7,777,525)

Distributions to partners	-	-	-

Net income (loss)	(269,279)	(2,720)	(271,999)

Partners’ capital (deficit), March 31, 2011	$(7,502,420)	$(547,104)	$(8,049,524)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2009	$(6,763,270)	$(493,344)	$(7,256,614)

Net income (loss)	127,587	1,289	128,876

Partners’ capital (deficit), March 31, 2010	$(6,635,683)	$(492,055)	$(7,127,738)

Distributions to partners	-	-	-

Net income (loss)	453,139	4,577	457,716

Partners’ capital (deficit), March 31, 2011	$(6,182,544)	$(487,478)	$(6,670,022)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2009	$(4,212,755)	$(355,914)	$(4,568,669)

Net income (loss)	(256,897)	(2,595)	(259,492)

Partners’ capital (deficit), March 31, 2010	$(4,469,652)	$(358,509)	$(4,828,161)

Distributions to partners	-	-	-

Net income (loss)	(209,732)	(2,119)	(211,851)

Partners’ capital (deficit), March 31, 2011	$(4,679,384)	$(360,628)	$(5,040,012)

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2011 and 2010

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2009	$998,842	$(343,926)	$654,916

Net income (loss)	109,077	1,102	110,179

Partners’ capital (deficit), March 31, 2010	$1,107,919	$(342,824)	$765,095

Distributions to partners	(1,500,000)	-	(1,500,000)

Net income (loss)	4,799,573	48,481	4,848,054

Partners’ capital (deficit), March 31, 2011	$4,407,492	$(294,343)	$4,113,149

See notes to financial statements

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2011 and 2010

	Total
	2011	2010
Cash flows from operating activities
Net income (loss)	$4,716,401	$(33,578)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(6,099,658)	(1,474,600)
Changes in assets and liabilities
Other assets	(47,900)	(107,929)
Accounts payable and accrued expenses	3,700	77,700
Accounts payable – affiliates	255,219	(77,400)

Net cash provided by (used in) operating activities	(1,172,238)	(1,615,807)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	6,086,120	1,552,932

Net cash provided by (used in) investing activities	6,086,120	1,552,932

Cash flows from financing activities
Distributions to partners	(1,500,000)	-

Net cash provided by (used in) financing activity	(1,500,000)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,413,882	(62,875)

Cash and cash equivalents, beginning	2,049,777	2,112,652

Cash and cash equivalents, end	$5,463,659	$2,049,777

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$-	$30,000

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 15
	2011	2010
Cash flows from operating activities
Net income (loss)	$(105,519)	$375,280
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(129,038)	(661,300)
Changes in assets and liabilities
Other assets	(16,900)	(1,100)
Accounts payable and accrued expenses	2,400	35,200
Accounts payable – affiliates	191,525	(553,315)

Net cash provided by (used in) operating activities	(57,532)	(805,235)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	78,000	661,300

Net cash provided by (used in) investing activities	78,000	661,300

Cash flows from financing activities
Distributions to partners	-	-

Net cash provided by (used in) financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	20,468	(143,935)

Cash and cash equivalents, beginning	278,978	422,913

Cash and cash equivalents, end	$299,446	$278,978

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 16
	2011	2010
Cash flows from operating activities
Net income (loss)	$(271,999)	$(388,421)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(204,525)	(62,076)
Changes in assets and liabilities
Other assets	-	(2,500)
Accounts payable and accrued expenses	12,500	(10,000)
Accounts payable – affiliates	259,748	355,070

Net cash provided by (used in) operating activities	(204,276)	(107,927)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	204,525	62,076

Net cash provided by (used in) investing activities	204,525	62,076

Cash flows from financing activities
Distributions to partners	-	-

Net cash provided by (used in) financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	249	(45,851)

Cash and cash equivalents, beginning	416,557	462,408

Cash and cash equivalents, end	$416,806	$416,557

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 17
	2011	2010
Cash flows from operating activities
Net income (loss)	$457,716	$128,876
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(819,215)	(511,224)
Changes in assets and liabilities
Other assets	(33,200)	(53,700)
Accounts payable and accrued expenses	36,000	12,500
Accounts payable – affiliates	(368,641)	(116,588)

Net cash provided by (used in) operating activities	(727,340)	(540,136)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	856,715	541,127

Net cash provided by (used in) investing activities	856,715	541,127

Cash flows from financing activities
Distributions to partners	-	-

Net cash provided by (used in) financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	129,375	991

Cash and cash equivalents, beginning	199,038	198,047

Cash and cash equivalents, end	$328,413	$199,038

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$-	$30,000

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 18
	2011	2010
Cash flows from operating activities
Net income (loss)	$(211,851)	$(259,492)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	-	21,000
Changes in assets and liabilities
Other assets	-	(25,000)
Accounts payable and accrued expenses	(15,000)	5,000
Accounts payable – affiliates	172,587	353,939

Net cash provided by (used in) operating activities
	(54,264)	95,447
Cash flows from investing activities
Proceeds from disposition of operating limited partnerships
	-	4,000
Net cash provided by (used in) investing activities
	-	4,000
Cash flows from financing activities
Distributions to partners
	-	-
Net cash provided by (used in) financing activity
	-	-
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
	(54,264)	99,447
Cash and cash equivalents, beginning
	347,309	247,862
Cash and cash equivalents, end
	$293,045	$347,309
Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$-	$-

(continued)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2011 and 2010

	Series 19
	2011	2010
Cash flows from operating activities
Net income (loss)	$4,848,054	$110,179
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of (income) losses from operating limited partnerships	(4,946,880)	(261,000)
Changes in assets and liabilities
Other assets	2,200	(25,629)
Accounts payable and accrued expenses	(32,200)	35,000
Accounts payable – affiliates	-	(116,506)

Net cash provided by (used in) operating activities	(128,826)	(257,956)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	4,946,880	284,429

Net cash provided by (used in) investing activities	4,946,880	284,429

Cash flows from financing activities
Distributions to partners	(1,500,000)	-

Net cash provided by (used in) financing activity	(1,500,000)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,318,054	26,473

Cash and cash equivalents, beginning	807,895	781,422

Cash and cash equivalents, end	$4,125,949	$807,895

Supplemental schedule of noncash investing and financing activities:

The Fund has applied notes receivable and advances to its capital contribution obligation to operating limited partnerships.	$-	$-

See notes to financial statements

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued in each series at March 31, 2011 and 2010 are as follows:

	2011	2010
Series 15	3,870,500	3,870,500
Series 16	5,429,402	5,429,402
Series 17	5,000,000	5,000,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,996,102	21,996,102

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

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables.  Accordingly, the partnership recorded a valuation allowance as follows:

	2011	2010
Series 15	$36,759	$36,759
Series 16	8,318	8,318
Series 17	173,285	145,304
Series 18	62,536	87,536
Series 19	25,120	25,120
	$306,018	$303,037

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment.  During the years ended March 31, 2011 and 2010, the Fund did not record an impairment loss.

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

March 31, 2011 and 2010

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

In accordance with the accounting guidance for the consolidation of variable interest entities, the Fund determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party is required to consolidate the VIE.

The Fund determines whether an entity is a VIE and whether it is the primary beneficiary at the date of initial involvement with the entity. The Fund reassesses whether it is the primary beneficiary of a VIE on an ongoing basis based on changes in facts and circumstances. In determining whether it is the primary beneficiary, the partnership considers the purpose and activities of the VIE, including the variability and related risks the VIE incurs and transfers to other entities and their related parties. These factors are considered in determining whether the Fund has the power to direct activities of the VIE that most significantly impact the VIE’s economic performance and whether the Fund also has the obligation to absorb losses of or receive benefits from the VIE that could be potentially significant to the VIE. If the Fund determines that it is the primary beneficiary of the VIE, the VIE is consolidated within the partnership’s financial statements.

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

Based on this guidance, the operating limited partnerships in which the Fund invests meet the definition of a VIE. However, management does not consolidate the Fund’s interests in these VIEs under this guidance, as it is not considered to be the primary beneficiary. The Fund currently records the amount of its investment in these operating limited partnerships as an asset on its balance sheets, recognizes its share of the operating limited partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Fund’s balance in investment in operating limited partnerships, advances to operating limited partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Fund’s exposure to loss on these operating limited partnerships is mitigated by the condition and financial performance of the underlying properties as well as the strength of the operating general partners and their guarantee against credit recapture.

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

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year.  The number of units in each series at March 31, 2011 and 2010 are as follows:

	2011	2010
Series 15	3,870,500	3,870,500
Series 16	5,427,602	5,429,402
Series 17	5,000,000	5,000,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,994,302	21,996,102

Recent Accounting Pronouncements

In May 2009, the FASB issued guidance regarding subsequent events, which was subsequently updated in February 2010. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This guidance was effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009, and was therefore adopted by the Fund for the quarter ended June 30, 2009. The adoption did not have a significant impact on the subsequent events that the Fund reports, either through recognition or disclosure, in the financial statements. In February 2010, the FASB amended its guidance on subsequent events to remove the requirement to disclose the date through which an entity has evaluated subsequent events, alleviating conflicts with current SEC guidance. This amendment was effective immediately and therefore the Fund did not include the disclosure in this Form 10-K.

In June 2009, the FASB issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs. The amended guidance modifies the consolidation model to one based on control and economics, and replaces the current quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment is effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Fund’s financial statements.

In June 2009, the FASB issued the Accounting Standards Codification (Codification).  Effective July 1, 2009, the Codification is the single source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP.  The Codification is intended to reorganize, rather than change, existing GAAP.  Accordingly, all references to currently existing GAAP have been removed and have been replaced with plain English explanations of the Fund’s accounting policies.  The adoption of the Codification did not have a material impact on the Fund’s financial position or results of operations.

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2011 and 2010, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

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

The annual partnership management fee charged to operations during the years ended March 31, 2011 and 2010 is as follows:

	2011	2010
Series 15	$241,525	$271,685
Series 16	459,748	507,681
Series 17	383,859	433,412
Series 18	272,587	340,401
Series 19	184,280	242,958
	$1,541,999	$1,796,137

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

The reporting fees paid by the operating limited partnerships to the partnership for the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 15	$73,850	$55,323
Series 16	46,239	129,164
Series 17	66,586	110,245
Series 18	74,853	98,537
Series 19	79,999	108,898
	$341,527	$502,167

The partnership management fees paid for the years ended March 31, 2011 and 2010 are as follows:

	2011	2010
Series 15	$50,000	$825,000
Series 16	200,000	150,000
Series 17	752,500	550,000
Series 18	100,000	-
Series 19	184,280	357,257
	$1,286,780	$1,882,257

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in Accounts payable-affiliates. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2011 and 2010 are as follows:

	2011	2010
Series 15	$-	$-
Series 16	-	-
Series 17	635,362	635,362
Series 18	158,334	158,334
Series 19	-	-
	$793,696	$793,696

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2011 and 2010 charged to each series’ operations are as follows:

	2011	2010
Series 15	$17,329	$18,013
Series 16	19,100	18,975
Series 17	16,835	16,935
Series 18	13,371	13,594
Series 19	13,456	12,969
	$80,091	$80,486

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2011 and 2010 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2011 and 2010, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes.  The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2011 and 2010 by series are as follows:

	2011	2010
Series 15	36	40
Series 16	43	46
Series 17	32	39
Series 18	24	26
Series 19	17	19
	152	170

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2011 the Fund disposed of eighteen operating limited partnerships. A summary of the dispositions by Series for March 31, 2011 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition *	Disposition
Series 15	2	2	$78,000	$129,038
Series 16	2	1	204,525	204,525
Series 17	4	3	856,715	856,715
Series 18	1	1	-	-
Series 19	-	2	4,946,880	4,946,880
Total	9	9	$6,086,120	$6,137,158

*	Fund proceeds from disposition does not include $51,038 recorded as receivable at March 31, 2011, for Series 15.

During the year ended March 31, 2010 the Fund disposed of fifteen operating limited partnerships of which one operating limited partnership was included in both Series 17 and 19. In addition the Fund received additional proceeds from one operating limited partnership disposed of in the prior year.
A summary of the dispositions by Series for March 31, 2010 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition	Disposition
Series 15	3	-	$661,300	$661,300
Series 16	1	1	62,076	62,076
Series 17	4	1	541,127	556,224
Series 18	3	-	4,000	4,000
Series 19	3	-	284,429	284,429
Total	14	2	$1,552,932	$1,568,029

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

The contributions payable to operating limited partnerships at March 31, 2011 and 2010 by series are as follows:

	2011	2010
Series 15	$-	$-
Series 16	51,792	51,792
Series 17	22,798	22,798
Series 18	18,554	18,554
Series 19	-	-
	$93,144	$93,144

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$79,802,851	$10,186,928	$21,595,389

Acquisition costs of operating limited partnerships	10,732,830	1,386,834	2,609,852

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(586,752)	(11,325)	(418,260)

Cumulative impairment loss in investment in operating limited partnerships	(20,818,310)	(1,064,965)	(5,544,345)

Cumulative losses from operating limited partnerships	(69,094,164)	(10,497,472)	(18,242,636)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A)	(791,270)	(26,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,933,084)	(180,526)	(453,483)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,178,753	157,946	-

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(45,273,057)	(9,412,754)	(13,025,203)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	339,855	90,742	133,514

Cumulative impairment loss in investment in operating limited partnerships	20,818,310	1,064,965	5,544,345

Other	302,743	(54,741)	471,590

Equity per operating limited partnerships’ combined financial statements	$(25,357,750)	$(8,360,614)	$(7,423,157)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$19,124,559	$17,505,925	$11,390,050

Acquisition costs of operating limited partnerships	2,780,139	2,420,601	1,535,404

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(35,001)	(118,167)	(3,999)

Cumulative impairment loss in investment in operating limited partnerships	(5,219,704)	(4,376,821)	(4,612,475)

Cumulative losses from operating limited partnerships	(16,649,993)	(15,395,083)	(8,308,980)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A)	(600,642)	(10,855)	(59,607)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	-	(603,760)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	527,327	442,289	51,191

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(8,860,455)	(8,595,458)	(5,379,187)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	21,688	86,988	6,923

Cumulative impairment loss in investment in operating limited partnerships	5,219,704	4,376,821	4,612,475

Other	(8,649)	(84,796)	(20,661)

Equity per operating limited partnerships’ combined financial statements	$(4,396,342)	$(3,785,011)	$(1,392,626)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	98,859,593	$12,819,530	$26,201,560

Acquisition costs of operating limited partnerships	13,241,785	1,770,032	3,088,592

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(693,030)	(11,825)	(420,260)

Cumulative impairment loss in investment in operating limited partnerships	(26,931,500)	(1,356,328)	(6,263,030)

Cumulative losses from operating limited partnerships	(84,440,393)	(13,221,409)	(22,606,862)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A)	(928,337)	(128,731)	(93,920)

The Fund has recorded acquisition costs at March 31, 2010 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(2,489,837)	(349,715)	(453,483)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,496,550	200,516	-

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2010 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$22,252,472	$20,185,383	$17,400,648

Acquisition costs of operating limited partnerships	3,143,082	2,808,165	2,431,914

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(85,149)	(123,658)	(52,138)

Cumulative impairment loss in investment in operating limited partnerships	(6,196,124)	(5,188,198)	(7,927,820)

Cumulative losses from operating limited partnerships	(19,114,281)	(17,645,237)	(11,852,604)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2010 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2009 (see note A)	(635,224)	(10,855)	(59,607)

The Fund has recorded acquisition costs at March 31, 200 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(695,315)	(387,564)	(603,760)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	634,831	449,306	211,897

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$159,944,322	$21,338,147	$43,655,003

Land	15,765,658	2,190,079	3,568,271

Other assets	25,023,257	5,324,189	8,223,234

	$200,733,237	$28,852,415	$55,446,508

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$198,735,567	$37,063,877	$50,582,486

Accounts payable and accrued expenses	13,193,049	345,286	7,992,506

Other liabilities	20,769,053	1,155,280	2,283,038

	232,697,669	38,564,443	60,858,030
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(25,357,750)	(8,360,614)	(7,423,157)
Other partners	(6,606,682)	(1,351,414)	2,011,635

	(31,964,432)	(9,712,028)	(5,411,522)

	$200,733,237	$28,852,415	$55,446,508

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2010 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$43,259,160	$27,320,026	$24,371,986

Land	4,929,363	2,668,829	2,409,116

Other assets	5,966,128	3,287,121	2,222,585

	$54,154,651	$33,275,976	$29,003,687

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$57,233,929	$31,866,134	$21,989,141

Accounts payable and accrued expenses	1,379,820	2,250,002	1,225,435

Other liabilities	7,395,076	3,950,902	5,984,757

	66,008,825	38,067,038	29,199,333
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(4,396,342)	(3,785,011)	(1,392,626)
Other partners	(7,457,832)	(1,006,051)	1,196,980

	(11,854,174)	(4,791,062)	(195,646)

	$54,154,651	$33,275,976	$29,003,687

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

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

March 31, 2011 and 2010

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$38,689,748	$6,201,920	$10,466,265
Interest and other	1,069,481	120,367	265,451

	39,759,229	6,322,287	10,731,716
Expenses
Interest	7,539,872	899,718	1,785,456
Depreciation and amortization	10,011,353	1,659,606	2,732,785
Taxes and insurance	4,727,001	709,336	1,322,011
Repairs and maintenance	8,773,387	1,520,114	2,404,432
Operating expenses	14,697,346	2,453,854	3,921,198
Other expenses	569,852	15,950	74,003

	46,318,811	7,258,578	12,239,885

NET LOSS	$(6,559,582)	$(936,291)	$(1,508,169)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(5,917,343)	$(877,260)	$(1,540,061)

Net loss allocated to other partners	$(642,239)	$(59,031)	$31,892

*
Amounts include $877,260, $1,540,061, $1,293,835, $1,535,917, and $670,270 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$11,083,556	$6,227,449	$4,710,558
Interest and other	323,622	203,359	156,682

	11,407,178	6,430,808	4,867,240
Expenses
Interest	2,438,055	1,334,131	1,082,512
Depreciation and amortization	2,648,739	1,719,582	1,250,641
Taxes and insurance	1,370,364	823,526	501,764
Repairs and maintenance	2,648,583	1,441,007	759,251
Operating expenses	3,986,643	2,238,942	2,096,709
Other expenses	208,749	152,352	118,798

	13,301,133	7,709,540	5,809,675

NET LOSS	$(1,893,955)	$(1,278,732)	$(942,435)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,293,835)	$(1,535,917)	$(670,270)

Net loss allocated to other partners	$(600,120)	$257,185	$(272,165)

*
Amounts include $877,260, $1,540,061, $1,293,835, $1,535,917, and $670,270 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$45,562,073	$7,639,091	$11,301,540
Interest and other	2,031,428	426,948	462,023

	47,593,501	8,066,039	11,763,563
Expenses
Interest	9,530,279	1,358,515	2,227,762
Depreciation and amortization	11,930,619	1,954,832	3,098,786
Taxes and insurance	5,955,318	934,273	1,524,170
Repairs and maintenance	10,243,333	1,818,579	2,581,914
Operating expenses	16,371,019	2,654,581	4,243,357
Other expenses	917,737	198,567	83,013

	54,948,305	8,919,347	13,759,002

NET LOSS	$(7,354,804)	$(853,308)	$(1,995,439)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(6,451,640)	$(800,453)	$(1,895,937)

Net income (loss) allocated to other partners	$(903,164)	$(52,855)	$(99,502)

*
Amounts include $800,453, $1,895,937, $1,433,608, $1,540,270, and $781,372 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2009 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$12,994,827	$6,683,807	$6,942,808
Interest and other	398,793	602,874	140,790

	13,393,620	7,286,681	7,083,598
Expenses
Interest	2,843,386	1,466,060	1,634,556
Depreciation and amortization	3,223,827	1,999,819	1,653,355
Taxes and insurance	1,661,592	985,793	849,490
Repairs and maintenance	2,976,238	1,716,532	1,150,070
Operating expenses	4,592,100	2,366,927	2,514,054
Other expenses	85,942	285,597	264,618

	15,383,085	8,820,728	8,066,143

NET LOSS	$(1,989,465)	$(1,534,047)	$(982,545)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,433,608)	$(1,540,270)	$(781,372)

Net income (loss) allocated to other partners	$(555,857)	$6,223	$(201,173)

*
Amounts include $800,453, $1,895,937, $1,433,608, $1,540,270, and $781,372 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$4,716,401	$(105,519)	$(271,999)

Operating limited partnership rents received in advance	(9,388)	(6,210)	(7,306)

Accrued fund management fees not deducted (deducted) for tax purposes	255,219	191,525	259,748

Other	6,444,195	968,093	719,234

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(5,917,343)	(877,260)	(1,540,061)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,192,258)	(231,374)	(331,455)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(5,377,289)	(145,560)	(135,679)

Income (loss) for tax return purposes, year ended December 31, 2010	$(1,080,463)	$(206,305)	$(1,307,518)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2011 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$457,716	$(211,851)	$4,848,054

Operating limited partnership rents received in advance	4,128	-	-

Accrued fund management fees not deducted (deducted) for tax purposes	(368,641)	172,587	-

Other	2,825,605	845,649	1,085,614

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,293,835)	(1,535,917)	(670,270)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(403,879)	(143,306)	(82,244)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(75,823)	5,213	(5,025,440)

Income (loss) for tax return purposes, year ended December 31, 2010	$1,145,271	$(867,625)	$155,714

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

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

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2010 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$128,876	$(259,492)	$110,179

Operating limited partnership rents received in advance	1,625	-	-

Accrued fund management fees not deducted (deducted) for tax purposes	(116,588)	340,401	(114,299)

Other	969,855	513,817	1,566,146

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,433,608)	(1,540,270)	(781,372)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(463,238)	(247,550)	(287,782)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(519,648)	2,886	(600,708)

Income (loss) for tax return purposes, year ended December 31, 2009	$(1,432,726)	$(1,190,208)	$(107,836)

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2010	$(40,513,201)	$(11,515,636)	$(11,524,050)

Estimated share of loss for the three months ended March 31, 2011	(1,178,753)	(157,946)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	45,273,057	9,412,754	13,025,203

Impairment loss in investment in operating limited partnerships	(20,818,310)	(1,064,965)	(5,544,345)

Historic tax credits	5,325,806	-	1,844,836

Other	11,911,401	3,325,793	2,198,356

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2011, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2010	$(7,361,346)	$(8,524,791)	$(1,587,378)

Estimated share of loss for the three months ended March 31, 2011	(527,327)	(442,289)	(51,191)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,860,455	8,595,458	5,379,187

Impairment loss in investment in operating limited partnerships	(5,219,704)	(4,376,821)	(4,612,475)

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,147,612	2,686,110	553,530

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2009	$(37,221,992)	$(11,311,336)	$(10,178,072)

Estimated share of loss for the three months ended March 31, 2010	(1,496,550)	(200,516)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	44,022,988	9,235,056	12,781,607

Impairment loss in investment in operating limited partnerships	(26,931,500)	(1,356,328)	(6,263,030)

Historic tax credits	5,325,806	-	1,844,836

Other	16,301,248	3,633,124	1,814,659
Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund III L.P. -
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2010, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2009	$(7,635,269)	$(7,691,217)	$(406,098)

Estimated share of loss for the three months ended March 31, 2010	(634,831)	(449,306)	(211,897)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	8,973,918	8,314,781	4,717,626

Impairment loss in investment in operating limited partnerships	(6,196,124)	(5,188,198)	(7,927,820)

Historic tax credits	1,100,310	2,062,333	318,327

Other	4,391,996	2,951,607	3,509,862

Investments in operating limited partnerships - as reported	$-	$-	$-

Boston Capital Tax Credit Fund III Limited Partnership
Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2011 and 2010

NOTE E - SUBSEQUENT EVENTS

Prior to and subsequent to March 31, 2011, the Fund has entered into agreements to either sell or transfer interests in six operating limited partnerships which are expected to close in the year ended March 31, 2012. The estimated sales prices and other terms for the dispositions of the operating limited partnerships have been determined. The estimated proceeds to be received for these six operating limited partnerships is $375,310. The estimated gain on sales of the operating limited partnerships is $255,310 and is expected to be recognized in the first quarter of fiscal year ending March 31, 2012.

NOTE F - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2011.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Funds’s financial instruments relate to other assets and accounts payable - affiliates. Management has not disclosed the fair value of these financial instruments because determination of such fair value is deemed to be impractical. The other assets and accounts payable - affiliates are due from or owed to affiliates of the Fund. The unique nature of these financial instruments makes determination of any fair value impractical. See note B for disclosure of the carrying amount and terms of these financial instruments.