Form 10-K, Exhibit 13
period 2012-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2012-06-29
CIK 879555

FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2012 AND 2011

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund III Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2012 and 2011, and the results of its operations and its cash flows for the total partnership and for each of the series for each of the years in the two-year period ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland

June 29, 2012

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2012 and 2011

	Total
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$4,880,195	$5,463,659
Other assets	14,400	75,938

	$4,894,595	$5,539,597

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$29,746	$112,546
Accounts payable - affiliates	24,351,080	24,721,709
Capital contributions payable	91,360	93,144

	24,472,186	24,927,399

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,992,202 and 21,994,302 outstanding at March 31, 2012 and 2011, respectively	(17,526,537)	(17,338,646)
General partner	(2,051,054)	(2,049,156)

	(19,577,591)	(19,387,802)

	$4,894,595	$5,539,597

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 15
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$198,803	$299,446
Other assets	-	69,038

	$198,803	$368,484

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,246	$38,746
Accounts payable - affiliates	3,805,724	4,071,131
Capital contributions payable	-	-

	3,806,970	4,109,877

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,869,900 and 3,870,500 outstanding at March 31, 2012 and 2011, respectively	(3,249,896)	(3,381,790)
General partner	(358,271)	(359,603)

	(3,608,167)	(3,741,393)

	$198,803	$368,484

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 16
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$360,565	$416,806
Other assets	-	2,500

	$360,565	$419,306

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$12,500
Accounts payable - affiliates	8,521,279	8,404,538
Capital contributions payable	50,008	51,792

	8,576,287	8,468,830

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,427,102 and 5,427,602 outstanding at March 31, 2012 and 2011, respectively	(7,666,956)	(7,502,420)
General partner	(548,766)	(547,104)

	(8,215,722)	(8,049,524)

	$360,565	$419,306

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 17
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$344,436	$328,413
Other assets	4,400	4,400

	$348,836	$332,813

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$18,500	$48,500
Accounts payable - affiliates	7,003,068	6,931,537
Capital contributions payable	22,798	22,798

	7,044,366	7,002,835

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,999,000 and 5,000,000 outstanding at March 31, 2012 and 2011, respectively	(6,207,797)	(6,182,544)
General partner	(487,733)	(487,478)

	(6,695,530)	(6,670,022)

	$348,836	$332,813

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 18
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$164,525	$293,045
Other assets	10,000	-

	$174,525	$293,045

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$-
Accounts payable - affiliates	5,021,009	5,314,503
Capital contributions payable	18,554	18,554

	5,044,563	5,333,057

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2012 and 2011	(4,511,110)	(4,679,384)
General partner	(358,928)	(360,628)

	(4,870,038)	(5,040,012)

	$174,525	$293,045

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2012 and 2011

	Series 19
	2012	2011
ASSETS

OTHER ASSETS
Cash and cash equivalents	$3,811,866	$4,125,949
Other assets	-	-

	$3,811,866	$4,125,949

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$12,800
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	12,800

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2012 and 2011	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2012 and 2011	4,109,222	4,407,492
General partner	(297,356)	(294,343)

	3,811,866	4,113,149

	$3,811,866	$4,125,949

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Income
Interest income	$26,922	$21,951
Other income	30,350	101,777

Total income	57,272	123,728

Share of income from operating limited partnerships	820,440	6,099,658

Expenses
Professional fees	160,346	181,876
Partnership management fee	541,340	1,200,472
General and administrative expenses	103,985	124,637

	805,671	1,506,985

NET INCOME (LOSS)	$72,041	$4,716,401

Net income (loss) allocated to general partner	$720	$47,164

Net income (loss) allocated to limited partners	$71,321	$4,669,237

Net income (loss) per BAC	$0.00	$0.21

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 15
	2012	2011
Income
Interest income	$1,439	$2,201
Other income	1,318	2,313

Total income	2,757	4,514

Share of income from operating limited partnerships	325,050	129,038

Expenses
Professional fees	35,926	40,864
Partnership management fee	138,632	167,675
General and administrative expenses	20,023	30,532

	194,581	239,071

NET INCOME (LOSS)	$133,226	$(105,519)

Net income (loss) allocated to general partner	$1,332	$(1,055)

Net income (loss) allocated to limited partners	$131,894	$(104,464)

Net income (loss) per BAC	$0.03	$(0.03)

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 16
	2012	2011
Income
Interest income	$1,848	$3,285
Other income	2,024	3,911

Total income	3,872	7,196

Share of income from operating limited partnerships	148,294	204,525

Expenses
Professional fees	39,313	40,659
Partnership management fee	254,665	413,509
General and administrative expenses	24,386	29,552

	318,364	483,720

NET INCOME (LOSS)	$(166,198)	$(271,999)

Net income (loss) allocated to general partner	$(1,662)	$(2,720)

Net income (loss) allocated to limited partners	$(164,536)	$(269,279)

Net income (loss) per BAC	$(0.03)	$(0.05)

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 17
	2012	2011
Income
Interest income	$1,642	$5,552
Other income	16,209	12,574

Total income	17,851	18,126

Share of income from operating limited partnerships	247,646	819,215

Expenses
Professional fees	34,300	37,427
Partnership management fee	234,245	317,273
General and administrative expenses	22,460	24,925

	291,005	379,625

NET INCOME (LOSS)	$(25,508)	$457,716

Net income (loss) allocated to general partner	$(255)	$4,577

Net income (loss) allocated to limited partners	$(25,253)	$453,139

Net income (loss) per BAC	$(0.01)	$0.09

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 18
	2012	2011
Income
Interest income	$630	$2,237
Other income	10,485	31,276

Total income	11,115	33,513

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	26,832	27,866
Partnership management fee	(203,875)	197,734
General and administrative expenses	18,184	19,764

	(158,859)	245,364

NET INCOME (LOSS)	$169,974	$(211,851)

Net income (loss) allocated to general partner	$1,700	$(2,119)

Net income (loss) allocated to limited partners	$168,274	$(209,732)

Net income (loss) per BAC	$0.05	$(0.06)

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 19
	2012	2011
Income
Interest income	$21,363	$8,676
Other income	314	51,703

Total income	21,677	60,379

Share of income from operating limited partnerships	99,450	4,946,880

Expenses
Professional fees	23,975	35,060
Partnership management fee	117,673	104,281
General and administrative expenses	18,932	19,864

	160,580	159,205

NET INCOME (LOSS)	$(39,453)	$4,848,054

Net income (loss) allocated to general partner	$(395)	$48,481

Net income (loss) allocated to limited partners	$(39,058)	$4,799,573

Net income (loss) per BAC	$(0.01)	$1.18

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2012 and 2011

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2010	$(20,507,883)	$(2,096,320)	$(22,604,203)

Distributions to partners	(1,500,000)	-	(1,500,000)

Net income (loss)	4,669,237	47,164	4,716,401

Partners’ capital (deficit), March 31, 2011	$(17,338,646)	$(2,049,156)	$(19,387,802)

Distributions to partners	(259,212)	(2,618)	(261,830)

Net income (loss)	71,321	720	72,041

Partners’ capital (deficit), March 31, 2012	$(17,526,537)	$(2,051,054)	$(19,577,591)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2010	$(3,277,326)	$(358,548)	$(3,635,874)

Distributions to partners	-	-	-

Net income (loss)	(104,464)	(1,055)	(105,519)

Partners’ capital (deficit), March 31, 2011	$(3,381,790)	$(359,603)	$(3,741,393)

Distributions to partners	-	-	-

Net income (loss)	131,894	1,332	133,226

Partners’ capital (deficit), March 31, 2012	$(3,249,896)	$(358,271)	$(3,608,167)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2010	$(7,233,141)	$(544,384)	$(7,777,525)

Distributions to partners	-	-	-

Net income (loss)	(269,279)	(2,720)	(271,999)

Partners’ capital (deficit), March 31, 2011	$(7,502,420)	$(547,104)	$(8,049,524)

Distributions to partners	-	-	-

Net income (loss)	(164,536)	(1,662)	(166,198)

Partners’ capital (deficit), March 31, 2012	$(7,666,956)	$(548,766)	$(8,215,722)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2010	$(6,635,683)	$(492,055)	$(7,127,738)

Distributions to partners	-	-	-

Net income (loss)	453,139	4,577	457,716

Partners’ capital (deficit), March 31, 2011	$(6,182,544)	$(487,478)	$(6,670,022)

Distributions to partners	-	-	-

Net income (loss)	(25,253)	(255)	(25,508)

Partners’ capital (deficit), March 31, 2012	$(6,207,797)	$(487,733)	$(6,695,530)

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2010	$(4,469,652)	$(358,509)	$(4,828,161)

Distributions to partners	-	-	-

Net income (loss)	(209,732)	(2,119)	(211,851)

Partners’ capital (deficit), March 31, 2011	$(4,679,384)	$(360,628)	$(5,040,012)

Distributions to partners	-	-	-

Net income (loss)	168,274	1,700	169,974

Partners’ capital (deficit), March 31, 2012	$(4,511,110)	$(358,928)	$(4,870,038)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2012 and 2011

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2010	$1,107,919	$(342,824)	$765,095

Distributions to partners	(1,500,000)	-	(1,500,000)

Net income (loss)	4,799,573	48,481	4,848,054

Partners’ capital (deficit), March 31, 2011	$4,407,492	$(294,343)	$4,113,149

Distributions to partners	(259,212)	(2,618)	(261,830)

Net income (loss)	(39,058)	(395)	(39,453)

Partners’ capital (deficit), March 31, 2012	$4,109,222	$(297,356)	$3,811,866

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2012 and 2011

	Total
	2012	2011
Cash flows from operating activities
Net income (loss)	$72,041	$4,716,401
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(820,440)	(6,099,658)
Changes in assets and liabilities
Other assets	61,538	(47,900)
Accounts payable and accrued expenses	(82,800)	3,700
Accounts payable - affiliates	(370,629)	255,219

Net cash used in operating activities	(1,140,290)	(1,172,238)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	818,656	6,086,120

Net cash provided by investing activities	818,656	6,086,120

Cash flows from financing activities
Distributions to partners	(261,830)	(1,500,000)

Net cash used in financing activity	(261,830)	(1,500,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(583,464)	3,413,882

Cash and cash equivalents, beginning	5,463,659	2,049,777

Cash and cash equivalents, end	$4,880,195	$5,463,659

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 15
	2012	2011
Cash flows from operating activities
Net income (loss)	$133,226	$(105,519)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(325,050)	(129,038)
Changes in assets and liabilities
Other assets	69,038	(16,900)
Accounts payable and accrued expenses	(37,500)	2,400
Accounts payable - affiliates	(265,407)	191,525

Net cash used in operating activities	(425,693)	(57,532)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	325,050	78,000

Net cash provided by investing activities	325,050	78,000

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(100,643)	20,468

Cash and cash equivalents, beginning	299,446	278,978

Cash and cash equivalents, end	$198,803	$299,446

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 16
	2012	2011
Cash flows from operating activities
Net income (loss)	$(166,198)	$(271,999)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(148,294)	(204,525)
Changes in assets and liabilities
Other assets	2,500	-
Accounts payable and accrued expenses	(7,500)	12,500
Accounts payable - affiliates	116,741	259,748

Net cash used in operating activities	(202,751)	(204,276)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	146,510	204,525

Net cash provided by investing activities	146,510	204,525

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(56,241)	249

Cash and cash equivalents, beginning	416,806	416,557

Cash and cash equivalents, end	$360,565	$416,806

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 17
	2012	2011
Cash flows from operating activities
Net income (loss)	$(25,508)	$457,716
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(247,646)	(819,215)
Changes in assets and liabilities
Other assets	-	(33,200)
Accounts payable and accrued expenses	(30,000)	36,000
Accounts payable - affiliates	71,531	(368,641)

Net cash used in operating activities	(231,623)	(727,340)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	247,646	856,715

Net cash provided by investing activities	247,646	856,715

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	16,023	129,375

Cash and cash equivalents, beginning	328,413	199,038

Cash and cash equivalents, end	$344,436	$328,413

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 18
	2012	2011
Cash flows from operating activities
Net income (loss)	$169,974	$(211,851)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	(10,000)	-
Accounts payable and accrued expenses	5,000	(15,000)
Accounts payable - affiliates	(293,494)	172,587

Net cash used in operating activities	(128,520)	(54,264)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activity	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(128,520)	(54,264)

Cash and cash equivalents, beginning	293,045	347,309

Cash and cash equivalents, end	$164,525	$293,045

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2012 and 2011

	Series 19
	2012	2011
Cash flows from operating activities
Net income (loss)	$(39,453)	$4,848,054
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(99,450)	(4,946,880)
Changes in assets and liabilities
Other assets	-	2,200
Accounts payable and accrued expenses	(12,800)	(32,200)
Accounts payable - affiliates	-	-

Net cash used in operating activities	(151,703)	(128,826)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	99,450	4,946,880

Net cash provided by investing activities	99,450	4,946,880

Cash flows from financing activities
Distributions to partners	(261,830)	(1,500,000)

Net cash used in financing activity	(261,830)	(1,500,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(314,083)	3,318,054

Cash and cash equivalents, beginning	4,125,949	807,895

Cash and cash equivalents, end	$3,811,866	$4,125,949

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 and 2011

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued in each series at March 31, 2012 and 2011 are as follows:

	2012	2011
Series 15	3,870,500	3,870,500
Series 16	5,429,402	5,429,402
Series 17	5,000,000	5,000,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,996,102	21,996,102

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

F-29

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2012	2011
Series 15	$36,759	$36,759
Series 16	8,318	8,318
Series 17	60,785	173,285
Series 18	62,536	62,536
Series 19	25,120	25,120
	$193,518	$306,018

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the future net undiscounted cash flows expected to be generated by the operating limited partnerships including the low-income housing tax credits and the residual value upon sale or disposition of the equity interest in the operating limited partnerships.  If the investment is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the investment exceeds the fair value of such investment. During the years ended March 31, 2012 and 2011, the Fund did not record an impairment loss.

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

F-30

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-31

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-32

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

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

Net Income (Loss) per Beneficial Assignee Certificate

Net income (loss) per beneficial assignee partnership unit is calculated based upon the number of units outstanding during the year. The number of units in each series at March 31, 2012 and 2011 are as follows:

	2012	2011
Series 15	3,869,900	3,870,500
Series 16	5,427,102	5,427,602
Series 17	4,999,000	5,000,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,992,202	21,994,302

Recent Accounting Pronouncements

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

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2012 and 2011, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2012 and 2011, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2012
	Gross Partnership Management Fee	Asset Management & Reporting Fee	Partnership Management Fee net of Asset Management & Reporting Fee
Series 15	$199,593	$60,961	$138,632
Series 16	346,741	92,076	254,665
Series 17	316,531	82,286	234,245
Series 18	264,840	468,715	(203,875)
Series 19	152,661	34,988	117,673
	$1,280,366	$739,026	$541,340

	2011
	Gross Partnership Management Fee	Asset Management & Reporting Fee	Partnership Management Fee net of Asset Management & Reporting Fee
Series 15	$241,525	$73,850	$167,675
Series 16	459,748	46,239	413,509
Series 17	383,859	66,586	317,273
Series 18	272,587	74,853	197,734
Series 19	184,280	79,999	104,281
	$1,541,999	$341,527	$1,200,472

The partnership management fees paid for the years ended March 31, 2012 and 2011 are as follows:

	2012	2011
Series 15	$465,000	$50,000
Series 16	230,000	200,000
Series 17	245,000	752,500
Series 18	400,000	100,000
Series 19	152,661	184,280
	$1,492,661	$1,286,780

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2012 and 2011, total partnership management fees accrued were $23,715,718 and $23,928,013, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in Accounts payable-affiliates. During the year ended March 31, 2012 there were no advances, however a payment in the amount of $158,334 was paid by Series 18. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2012 and 2011 are as follows:

	2012	2011
Series 15	$-	$-
Series 16	-	-
Series 17	635,362	635,362
Series 18	-	158,334
Series 19	-	-
	$635,362	$793,696

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2012 and 2011 charged to each series’ operations are as follows:

	2012	2011
Series 15	$13,372	$17,329
Series 16	15,446	19,100
Series 17	13,880	16,835
Series 18	12,269	13,371
Series 19	12,342	13,456
	$67,309	$80,091

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2012 and 2011 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2012 and 2011, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2012 and 2011 by series are as follows:

	2012	2011
Series 15	30	36
Series 16	38	43
Series 17	27	32
Series 18	23	24
Series 19	16	17
	134	152

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2012 the Fund disposed of eighteen operating limited partnerships and received additional proceeds from one operating limited partnership disposed of in the prior year.

A summary of the dispositions by Series for March 31, 2012 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition *	Disposition
Series 15	5	1	$325,050	$325,050
Series 16	5	-	146,510	148,294
Series 17	4	1	247,646	247,646
Series 18	-	1	-	-
Series 19	1	-	99,450	99,450
Total	15	3	$818,656	$820,440

* Fund proceeds from disposition does not include the following amount which was due to a writeoff of capital contribution payable of $1,784 for Series 16.

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

F-38

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

The contributions payable to operating limited partnerships at March 31, 2012 and 2011 by series are as follows:

	2012	2011
Series 15	$-	$-
Series 16	50,008	51,792
Series 17	22,798	22,798
Series 18	18,554	18,554
Series 19	-	-
	$91,360	$93,144

F-39

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$67,188,022	$9,051,543	$13,600,679

Acquisition costs of operating limited partnerships	9,171,431	1,218,899	1,788,508

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(188,000)	(10,831)	(26,120)

Cumulative impairment loss in investment in operating limited partnerships	(17,303,883)	(867,409)	(2,861,385)

Cumulative losses from operating limited partnerships	(58,831,115)	(9,392,202)	(12,501,682)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A)	(348,203)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,556,118)	(180,526)	(121,307)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,012,965	136,871	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(40,003,128)	(8,366,571)	(9,860,741)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	314,521	86,996	130,181

Cumulative impairment loss in investment in operating limited partnerships	17,303,883	867,409	2,861,385

Other	271,864	(41,552)	438,273

Equity per operating limited partnerships’ combined financial statements	$(23,004,216)	$(7,511,619)	$(6,646,129)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$15,940,952	$17,186,357	$11,408,491

Acquisition costs of operating limited partnerships	2,328,579	2,310,366	1,525,079

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(28,883)	(118,167)	(3,999)

Cumulative impairment loss in investment in operating limited partnerships	(4,596,588)	(4,363,063)	(4,615,438)

Cumulative losses from operating limited partnerships	(13,644,060)	(14,979,038)	(8,314,133)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A)	(174,842)	(5,588)	(59,607)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(650,525)	-	(603,760)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	467,481	357,422	51,191

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(6,800,814)	(9,565,423)	(5,409,579)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	14,732	75,689	6,923

Cumulative impairment loss in investment in operating limited partnerships	4,596,588	4,363,063	4,615,438

Other	(9,562)	(92,977)	(22,318)

Equity per operating limited partnerships’ combined financial statements	$(2,556,942)	$(4,867,814)	$(1,421,712)

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2011 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	79,802,851	$10,186,928	$21,595,389

Acquisition costs of operating limited partnerships	10,732,830	1,386,834	2,609,852

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(586,752)	(11,325)	(418,260)

Cumulative impairment loss in investment in operating limited partnerships	(20,818,310)	(1,064,965)	(5,544,345)

Cumulative losses from operating limited partnerships	(69,094,164)	(10,497,472)	(18,242,636)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2011 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2010 (see note A)	(791,270)	(26,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2011 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,933,084)	(180,526)	(453,483)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,178,753	157,946	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-45

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-46

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$129,457,020	$16,874,324	$28,711,071

Land	13,214,525	1,712,879	2,182,728

Other assets	23,094,868	4,812,799	7,265,124

	$165,766,413	$23,400,002	$38,158,923

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$171,925,646	$30,686,298	$39,442,851

Accounts payable and accrued expenses	8,024,363	343,231	3,412,569

Other liabilities	16,888,786	982,737	1,433,900

	196,838,795	32,012,266	44,289,320
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(23,004,216)	(7,511,619)	(6,646,129)
Other partners	(8,068,166)	(1,100,645)	515,732

	(31,072,382)	(8,612,264)	(6,130,397)

	$165,766,413	$23,400,002	$38,158,923

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2011 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$35,549,893	$25,218,279	$23,103,453

Land	4,296,381	2,627,321	2,395,216

Other assets	5,512,378	3,235,664	2,268,903

	$45,358,652	$31,081,264	$27,767,572

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,568,081	$31,300,678	$20,927,738

Accounts payable and accrued expenses	1,188,711	2,142,120	937,732

Other liabilities	6,239,819	2,789,969	5,442,361

	56,996,611	36,232,767	27,307,831
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(2,556,942)	(4,867,814)	(1,421,712)
Other partners	(9,081,017)	(283,689)	1,881,453

	(11,637,959)	(5,151,503)	459,741

	$45,358,652	$31,081,264	$27,767,572

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-50

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$33,706,796	$5,392,708	$7,295,567
Interest and other	855,012	156,911	155,808

	34,561,808	5,549,619	7,451,375
Expenses
Interest	6,075,031	767,359	1,141,429
Depreciation and amortization	8,244,794	1,448,769	1,812,739
Taxes and insurance	3,999,447	677,808	889,025
Repairs and maintenance	7,908,133	1,198,185	1,745,900
Operating expenses	12,640,384	2,134,670	2,744,393
Other expenses	319,101	43,422	38,647

	39,186,890	6,270,213	8,372,133

NET LOSS	$(4,625,082)	$(720,594)	$(920,758)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(4,045,294)	$(730,809)	$(1,010,045)

Net loss allocated to other partners	$(579,788)	$10,215	$89,287

*	Amounts include $730,809, $1,010,045, $733,673, $1,197,176, and $373,591 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$9,984,884	$6,242,288	$4,791,349
Interest and other	290,316	151,518	100,459

	10,275,200	6,393,806	4,891,808
Expenses
Interest	1,873,449	1,227,151	1,065,643
Depreciation and amortization	2,207,942	1,558,316	1,217,028
Taxes and insurance	1,109,017	823,809	499,788
Repairs and maintenance	2,426,319	1,668,122	869,607
Operating expenses	3,482,269	2,311,943	1,967,109
Other expenses	43,182	72,572	121,278

	11,142,178	7,661,913	5,740,453

NET LOSS	$(866,978)	$(1,268,107)	$(848,645)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(733,673)	$(1,197,176)	$(373,591)

Net loss allocated to other partners	$(133,305)	$(70,931)	$(475,054)

*	Amounts include $730,809, $1,010,045, $733,673, $1,197,176, and $373,591 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$38,689,748	$6,201,920	$10,466,265
Interest and other	1,069,481	120,367	265,451

	39,759,229	6,322,287	10,731,716
Expenses
Interest	7,539,872	899,718	1,785,456
Depreciation and amortization	10,011,353	1,659,606	2,732,785
Taxes and insurance	4,727,001	709,336	1,322,011
Repairs and maintenance	8,773,387	1,520,114	2,404,432
Operating expenses	14,697,346	2,453,854	3,921,198
Other expenses	569,852	15,950	74,003

	46,318,811	7,258,578	12,239,885

NET LOSS	$(6,559,582)	$(936,291)	$(1,508,169)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(5,917,343)	$(877,260)	$(1,540,061)

Net income (loss) allocated to other partners	$(642,239)	$(59,031)	$31,892

*	Amounts include $877,260, $1,540,061, $1,293,835, $1,535,917, and $670,270 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-54

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2010 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$11,083,556	$6,227,449	$4,710,558
Interest and other	323,622	203,359	156,682

	11,407,178	6,430,808	4,867,240
Expenses
Interest	2,438,055	1,334,131	1,082,512
Depreciation and amortization	2,648,739	1,719,582	1,250,641
Taxes and insurance	1,370,364	823,526	501,764
Repairs and maintenance	2,648,583	1,441,007	759,251
Operating expenses	3,986,643	2,238,942	2,096,709
Other expenses	208,749	152,352	118,798

	13,301,133	7,709,540	5,809,675

NET LOSS	$(1,893,955)	$(1,278,732)	$(942,435)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,293,835)	$(1,535,917)	$(670,270)

Net income (loss) allocated to other partners	$(600,120)	$257,185	$(272,165)

*	Amounts include $877,260, $1,540,061, $1,293,835, $1,535,917, and $670,270 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-55

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$72,041	$133,226	$(166,198)

Operating limited partnership rents received in advance	(10,156)	2,199	(1,715)

Accrued fund management fees not deducted (deducted) for tax purposes	(212,295)	(265,407)	116,741

Other	9,652,956	2,488,615	650,482

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(4,045,294)	(730,809)	(1,010,045)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,178,940)	(243,438)	(376,657)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(722,510)	472,240	(51,316)

Income (loss) for tax return purposes, year ended December 31, 2011	$3,555,802	$1,856,626	$(838,708)

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2012 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$(25,508)	$169,974	$(39,453)

Operating limited partnership rents received in advance	(10,640)	-	-

Accrued fund management fees not deducted (deducted) for tax purposes	71,531	(135,160)	-

Other	2,197,089	(428)	4,317,198

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(733,673)	(1,197,176)	(373,591)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(237,315)	(245,477)	(76,053)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,011,334)	(28,923)	(103,177)

Income (loss) for tax return purposes, year ended December 31, 2011	$250,150	$(1,437,190)	$3,724,924

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-58

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-59

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2012, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2011	$(39,842,699)	$(9,915,268)	$(12,422,684)

Estimated share of loss for the three months ended March 31, 2012	(1,012,965)	(136,871)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	40,003,128	8,366,571	9,860,741

Impairment loss in investment in operating limited partnerships	(17,303,883)	(867,409)	(2,861,385)

Historic tax credits	5,325,806	-	1,844,836

Other	12,830,613	2,552,977	3,578,492

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2012, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2011	$(6,285,101)	$(9,967,872)	$(1,251,774)

Estimated share of loss for the three months ended March 31, 2012	(467,481)	(357,422)	(51,191)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	6,800,814	9,565,423	5,409,579

Impairment loss in investment in operating limited partnerships	(4,596,588)	(4,363,063)	(4,615,438)

Historic tax credits	1,100,310	2,062,333	318,327

Other	3,448,046	3,060,601	190,497

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-62

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2012 and 2011

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2012.

NOTE F - FAIR VALUE OF FINANCIAL INSTRUMENTS

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

F-64