Form 10-K, Exhibit 13
period 2013-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2013-06-27
CIK 879555

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2013 AND 2012

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

TABLE OF CONTENTS

PAGE

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	F-3

FINANCIAL STATEMENTS

BALANCE SHEETS	F-5

STATEMENTS OF OPERATIONS	F-11

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)	F-17

STATEMENTS OF CASH FLOWS	F-23

NOTES TO FINANCIAL STATEMENTS	F-29

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

F-2

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund III Limited Partnership

We have audited the accompanying balance sheet of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19 (the Partnership), in total and for each series, as of March 31, 2013, and the related statements of operations, partners’ capital (deficit) and cash flow for the total partnership and for each series for the year ended March 31, 2013. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2013, and the results of its operations and cash flows for the total Partnership and for each series for the year ended March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 27, 2013

F-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners

Boston Capital Tax Credit Fund III Limited Partnership

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2012, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the total partnership and for each of the series for the year ended March 31, 2012. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2012, and the results of its operations and its cash flows for the total partnership and for each of the series for the year ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

REZNICK GROUP, P.C.

Bethesda, Maryland
June 29, 2012

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2013 and 2012

	Total
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$5,933,101	$4,880,195
Other assets	69,400	14,400

	$6,002,501	$4,894,595

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$32,246	$29,746
Accounts payable - affiliates	23,832,722	24,351,080
Capital contributions payable	91,360	91,360

	23,956,328	24,472,186

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,986,702 and 21,992,202 outstanding at March 31, 2013 and 2012, respectively	(15,919,011)	(17,526,537)
General partner	(2,034,816)	(2,051,054)

	(17,953,827)	(19,577,591)

	$6,002,501	$4,894,595

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 15
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$184,136	$198,803
Other assets	-	-

	$184,136	$198,803

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,246	$1,246
Accounts payable - affiliates	3,943,793	3,805,724
Capital contributions payable	-	-

	3,945,039	3,806,970

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,866,900 and 3,869,900 outstanding at March 31, 2013 and 2012, respectively	(3,401,105)	(3,249,896)
General partner	(359,798)	(358,271)

	(3,760,903)	(3,608,167)

	$184,136	$198,803

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 16
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$264,550	$360,565
Other assets	65,000	-

	$329,550	$360,565

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$5,000	$5,000
Accounts payable - affiliates	8,656,186	8,521,279
Capital contributions payable	50,008	50,008

	8,711,194	8,576,287

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,425,102 and 5,427,102 outstanding at March 31, 2013 and 2012, respectively	(7,831,219)	(7,666,956)
General partner	(550,425)	(548,766)

	(8,381,644)	(8,215,722)

	$329,550	$360,565

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 17
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$258,319	$344,436
Other assets	4,400	4,400

	$262,719	$348,836

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$18,500	$18,500
Accounts payable - affiliates	6,830,975	7,003,068
Capital contributions payable	22,798	22,798

	6,872,273	7,044,366

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,998,500 and 4,999,000 outstanding at March 31, 2013 and 2012, respectively	(6,122,681)	(6,207,797)
General partner	(486,873)	(487,733)

	(6,609,554)	(6,695,530)

	$262,719	$348,836

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 18
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$231,682	$164,525
Other assets	-	10,000

	$231,682	$174,525

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$5,000
Accounts payable - affiliates	4,401,768	5,021,009
Capital contributions payable	18,554	18,554

	4,420,322	5,044,563

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2013 and 2012	(3,836,526)	(4,511,110)
General partner	(352,114)	(358,928)

	(4,188,640)	(4,870,038)

	$231,682	$174,525

(continued)

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2013 and 2012

	Series 19
	2013	2012
ASSETS

OTHER ASSETS
Cash and cash equivalents	$4,994,414	$3,811,866
Other assets	-	-

	$4,994,414	$3,811,866

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	7,500	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2013 and 2012	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2013 and 2012	5,272,520	4,109,222
General partner	(285,606)	(297,356)

	4,986,914	3,811,866

	$4,994,414	$3,811,866

See notes to financial statements

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2013 and 2012

	Total
	2013	2012
Income
Interest income	$20,309	$26,922
Other income	75,693	30,350

Total income	96,002	57,272

Share of income from operating limited partnerships	2,581,396	820,440

Expenses
Professional fees	165,859	160,346
Partnership management fee	742,295	541,340
General and administrative expenses	145,480	103,985

	1,053,634	805,671

NET INCOME (LOSS)	$1,623,764	$72,041

Net income (loss) allocated to general partner	$16,238	$720

Net income (loss) allocated to limited partners	$1,607,526	$71,321

Net income (loss) per BAC	$0.07	$0.00

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 15
	2013	2012
Income
Interest income	$648	$1,439
Other income	856	1,318

Total income	1,504	2,757

Share of income from operating limited partnerships	40,762	325,050

Expenses
Professional fees	33,804	35,926
Partnership management fee	133,941	138,632
General and administrative expenses	27,257	20,023

	195,002	194,581

NET INCOME (LOSS)	$(152,736)	$133,226

Net income (loss) allocated to general partner	$(1,527)	$1,332

Net income (loss) allocated to limited partners	$(151,209)	$131,894

Net income (loss) per BAC	$(0.04)	$0.03

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 16
	2013	2012
Income
Interest income	$762	$1,848
Other income	1,637	2,024

Total income	2,399	3,872

Share of income from operating limited partnerships	149,074	148,294

Expenses
Professional fees	43,914	39,313
Partnership management fee	240,696	254,665
General and administrative expenses	32,785	24,386

	317,395	318,364

NET INCOME (LOSS)	$(165,922)	$(166,198)

Net income (loss) allocated to general partner	$(1,659)	$(1,662)

Net income (loss) allocated to limited partners	$(164,263)	$(164,536)

Net income (loss) per BAC	$(0.03)	$(0.03)

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 17
	2013	2012
Income
Interest income	$796	$1,642
Other income	11,427	16,209

Total income	12,223	17,851

Share of income from operating limited partnerships	336,562	247,646

Expenses
Professional fees	35,656	34,300
Partnership management fee	196,681	234,245
General and administrative expenses	30,472	22,460

	262,809	291,005

NET INCOME (LOSS)	$85,976	$(25,508)

Net income (loss) allocated to general partner	$860	$(255)

Net income (loss) allocated to limited partners	$85,116	$(25,253)

Net income (loss) per BAC	$0.02	$(0.01)

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 18
	2013	2012
Income
Interest income	$436	$630
Other income	51,933	10,485

Total income	52,369	11,115

Share of income from operating limited partnerships	859,438	-

Expenses
Professional fees	27,441	26,832
Partnership management fee	177,773	(203,875)
General and administrative expenses	25,195	18,184

	230,409	(158,859)

NET INCOME (LOSS)	$681,398	$169,974

Net income (loss) allocated to general partner	$6,814	$1,700

Net income (loss) allocated to limited partners	$674,584	$168,274

Net income (loss) per BAC	$0.19	$0.05

(continued)

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 19
	2013	2012
Income
Interest income	$17,667	$21,363
Other income	9,840	314

Total income	27,507	21,677

Share of income from operating limited partnerships	1,195,560	99,450

Expenses
Professional fees	25,044	23,975
Partnership management fee	(6,796)	117,673
General and administrative expenses	29,771	18,932

	48,019	160,580

NET INCOME (LOSS)	$1,175,048	$(39,453)

Net income (loss) allocated to general partner	$11,750	$(395)

Net income (loss) allocated to limited partners	$1,163,298	$(39,058)

Net income (loss) per BAC	$0.29	$(0.01)

See notes to financial statements

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2013 and 2012

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2011	$(17,338,646)	$(2,049,156)	$(19,387,802)

Distributions to partners	(259,212)	(2,618)	(261,830)

Net income (loss)	71,321	720	72,041

Partners’ capital (deficit), March 31, 2012	$(17,526,537)	$(2,051,054)	$(19,577,591)

Distributions to partners	-	-	-

Net income (loss)	1,607,526	16,238	1,623,764

Partners’ capital (deficit), March 31, 2013	$(15,919,011)	$(2,034,816)	$(17,953,827)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2011	$(3,381,790)	$(359,603)	$(3,741,393)

Distributions to partners	-	-	-

Net income (loss)	131,894	1,332	133,226

Partners’ capital (deficit), March 31, 2012	(3,249,896)	(358,271)	(3,608,167)

Distributions to partners	-	-	-

Net income (loss)	(151,209)	(1,527)	(152,736)

Partners’ capital (deficit), March 31, 2013	$(3,401,105)	$(359,798)	$(3,760,903)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2011	$(7,502,420)	$(547,104)	$(8,049,524)

Distributions to partners	-	-	-

Net income (loss)	(164,536)	(1,662)	(166,198)

Partners’ capital (deficit), March 31, 2012	(7,666,956)	(548,766)	(8,215,722)

Distributions to partners	-	-	-

Net income (loss)	(164,263)	(1,659)	(165,922)

Partners’ capital (deficit), March 31, 2013	$(7,831,219)	$(550,425)	$(8,381,644)

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2011	$(6,182,544)	$(487,478)	$(6,670,022)

Distributions to partners	-	-	-

Net income (loss)	(25,253)	(255)	(25,508)

Partners’ capital (deficit), March 31, 2012	(6,207,797)	(487,733)	(6,695,530)

Distributions to partners	-	-	-

Net income (loss)	85,116	860	85,976

Partners’ capital (deficit), March 31, 2013	$(6,122,681)	$(486,873)	$(6,609,554)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2011	$(4,679,384)	$(360,628)	$(5,040,012)

Distributions to partners	-	-	-

Net income (loss)	168,274	1,700	169,974

Partners’ capital (deficit), March 31, 2012	(4,511,110)	(358,928)	(4,870,038)

Distributions to partners	-	-	-

Net income (loss)	674,584	6,814	681,398

Partners’ capital (deficit), March 31, 2013	$(3,836,526)	$(352,114)	$(4,188,640)

(continued)

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2013 and 2012

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2011	$4,407,492	$(294,343)	$4,113,149

Distributions to partners	(259,212)	(2,618)	(261,830)

Net income (loss)	(39,058)	(395)	(39,453)

Partners’ capital (deficit), March 31, 2012	4,109,222	(297,356)	3,811,866

Distributions to partners	-	-	-

Net income (loss)	1,163,298	11,750	1,175,048

Partners’ capital (deficit), March 31, 2013	$5,272,520	$(285,606)	$4,986,914

See notes to financial statements

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2013 and 2012

	Total
	2013	2012
Cash flows from operating activities
Net income (loss)	$1,623,764	$72,041
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(2,581,396)	(820,440)
Changes in assets and liabilities
Other assets	(13,575)	61,538
Accounts payable and accrued expenses	2,500	(82,800)
Accounts payable - affiliates	(518,358)	(370,629)

Net cash used in operating activities	(1,487,065)	(1,140,290)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,539,971	818,656

Net cash provided by investing activities	2,539,971	818,656

Cash flows from financing activities
Distributions to partners	-	(261,830)

Net cash used in financing activities	-	(261,830)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	1,052,906	(583,464)

Cash and cash equivalents, beginning	4,880,195	5,463,659

Cash and cash equivalents, end	$5,933,101	$4,880,195

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 15
	2013	2012
Cash flows from operating activities
Net income (loss)	$(152,736)	$133,226
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(40,762)	(325,050)
Changes in assets and liabilities
Other assets	-	69,038
Accounts payable and accrued expenses	-	(37,500)
Accounts payable - affiliates	138,069	(265,407)

Net cash used in operating activities	(55,429)	(425,693)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	40,762	325,050

Net cash provided by investing activities	40,762	325,050

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(14,667)	(100,643)

Cash and cash equivalents, beginning	198,803	299,446

Cash and cash equivalents, end	$184,136	$198,803

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 16
	2013	2012
Cash flows from operating activities
Net income (loss)	$(165,922)	$(166,198)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(149,074)	(148,294)
Changes in assets and liabilities
Other assets	(23,575)	2,500
Accounts payable and accrued expenses	-	(7,500)
Accounts payable - affiliates	134,907	116,741

Net cash used in operating activities	(203,664)	(202,751)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	107,649	146,510

Net cash provided by investing activities	107,649	146,510

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(96,015)	(56,241)

Cash and cash equivalents, beginning	360,565	416,806

Cash and cash equivalents, end	$264,550	$360,565

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 17
	2013	2012
Cash flows from operating activities
Net income (loss)	$85,976	$(25,508)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(336,562)	(247,646)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(30,000)
Accounts payable - affiliates	(172,093)	71,531

Net cash used in operating activities	(422,679)	(231,623)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	336,562	247,646

Net cash provided by investing activities	336,562	247,646

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(86,117)	16,023

Cash and cash equivalents, beginning	344,436	328,413

Cash and cash equivalents, end	$258,319	$344,436

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 18
	2013	2012
Cash flows from operating activities
Net income (loss)	$681,398	$169,974
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(859,438)	-
Changes in assets and liabilities
Other assets	10,000	(10,000)
Accounts payable and accrued expenses	(5,000)	5,000
Accounts payable - affiliates	(619,241)	(293,494)

Net cash used in operating activities	(792,281)	(128,520)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	859,438	-

Net cash provided by investing activities	859,438	-

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	67,157	(128,520)

Cash and cash equivalents, beginning	164,525	293,045

Cash and cash equivalents, end	$231,682	$164,525

(continued)

F-27

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2013 and 2012

	Series 19
	2013	2012
Cash flows from operating activities
Net income (loss)	$1,175,048	$(39,453)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Share of income from operating limited partnerships	(1,195,560)	(99,450)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	7,500	(12,800)
Accounts payable - affiliates	-	-

Net cash used in operating activities	(13,012)	(151,703)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,195,560	99,450

Net cash provided by investing activities	1,195,560	99,450

Cash flows from financing activities
Distributions to partners	-	(261,830)

Net cash used in financing activities	-	(261,830)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	1,182,548	(314,083)

Cash and cash equivalents, beginning	3,811,866	4,125,949

Cash and cash equivalents, end	$4,994,414	$3,811,866

See notes to financial statements

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 and 2012

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

F-29

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2013 and 2012 are as follows:

	Issued		Outstanding
	2013	2012	2013	2012
Series 15	3,870,500	3,870,500	3,866,900	3,869,900
Series 16	5,429,402	5,429,402	5,425,102	5,427,102
Series 17	5,000,000	5,000,000	4,998,500	4,999,000
Series 18	3,616,200	3,616,200	3,616,200	3,616,200
Series 19	4,080,000	4,080,000	4,080,000	4,080,000
	21,996,102	21,996,102	21,986,702	21,992,202

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

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2013 and 2012

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2013	2012
Series 15	$36,759	$36,759
Series 16	31,893	8,318
Series 17	60,785	60,785
Series 18	51,536	62,536
Series 19	25,120	25,120
	$206,093	$193,518

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2013 and 2012, the Fund did not record an impairment loss.

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

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2013 and 2012

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

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2013 and 2012

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

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2009 remain open.

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

March 31, 2013 and 2012

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2013 and 2012 are as follows:

	2013	2012
Series 15	3,868,900	3,869,900
Series 16	5,426,435	5,427,102
Series 17	4,998,833	4,999,000
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,990,368	21,992,202

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board ("FASB") issued an update to existing guidance related to fair value measurements on how to measure fair value and what disclosures to provide about fair value measurements. For fair value measurements categorized as level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and narrative description of the sensitivity of the fair value to changes in unobservable inputs. This update is effective for interim and annual periods beginning after December 15, 2011. The adoption of this update did not materially affect the Fund's condensed financial statements.

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2013 and 2012, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2013 and 2012, are as follows:

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2013
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$163,069	$29,128	$133,941
Series 16	292,407	51,711	240,696
Series 17	291,969	95,288	196,681
Series 18	240,197	62,424	177,773
Series 19	106,876	113,672	(6,796)
	$1,094,518	$352,223	$742,295

	2012
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$199,593	$60,961	$138,632
Series 16	346,741	92,076	254,665
Series 17	316,531	82,286	234,245
Series 18	264,840	468,715	(203,875)
Series 19	152,661	34,988	117,673
	$1,280,366	$739,026	$541,340

The partnership management fees paid for the years ended March 31, 2013 and 2012 are as follows:

	2013	2012
Series 15	$25,000	$465,000
Series 16	157,500	230,000
Series 17	464,062	245,000
Series 18	859,438	400,000
Series 19	106,876	152,661
	$1,612,876	$1,492,661

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2013 and 2012, total partnership management fees accrued were $23,197,360 and $23,715,718, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in accounts payable-affiliates. During the years ended March 31, 2013 and 2012 there were no advances. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2013 and 2012 are as follows:

	2013	2012
Series 15	$-	$-
Series 16	-	-
Series 17	635,362	635,362
Series 18	-	-
Series 19	-	-
	$635,362	$635,362

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2013 and 2012 charged to each series’ operations are as follows:

	2013	2012
Series 15	$21,065	$13,372
Series 16	24,361	15,446
Series 17	23,229	13,880
Series 18	19,440	12,269
Series 19	19,344	12,342
	$107,439	$67,309

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2013 and 2012 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2013 and 2012, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2013 and 2012 by series are as follows:

	2013	2012
Series 15	25	30
Series 16	31	38
Series 17	25	27
Series 18	20	23
Series 19	9	16
	110	134

F-38

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2013 the Fund disposed of twenty-four operating limited partnerships. A summary of the dispositions by Series for March 31, 2013 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain/(Loss) on
	Transferred	Partnership	Disposition *	Disposition
Series 15	5	-	$40,762	$40,762
Series 16	7	-	107,649	172,649
Series 17	1	1	336,562	336,562
Series 18	1	2	859,438	859,438
Series 19	7	-	1,195,560	1,195,560
Total	21	3	$2,539,971	$2,604,971

* Fund proceeds from disposition does not include $65,000 recorded as a receivable as of March 31, 2013 for Series 16.

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

F-39

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

The contributions payable to operating limited partnerships at March 31, 2013 and 2012 by series are as follows:

	2013	2012
Series 15	$-	$-
Series 16	50,008	50,008
Series 17	22,798	22,798
Series 18	18,554	18,554
Series 19	-	-
	$91,360	$91,360

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$51,341,667	$7,581,708	$12,074,291

Acquisition costs of operating limited partnerships	7,056,310	1,075,998	1,583,249

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(111,389)	(4,207)	(20,268)

Cumulative impairment loss in investment in operating limited partnerships	(12,876,562)	(764,836)	(2,512,421)

Cumulative losses from operating limited partnerships	(45,373,571)	(7,888,663)	(11,124,851)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A)	(257,860)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(921,085)	(180,526)	(121,307)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	883,274	111,396	-

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(35,033,727)	(7,552,909)	(9,782,878)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	300,838	86,996	123,421

Cumulative impairment loss in investment in operating limited partnerships	12,876,562	764,836	2,512,421

Other	267,534	(29,476)	429,517

Equity per operating limited partnerships’ combined financial statements	$(21,884,464)	$(6,813,929)	$(6,932,746)

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$14,491,224	$11,702,540	$5,491,904

Acquisition costs of operating limited partnerships	2,117,487	1,514,128	765,448

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(28,883)	(54,267)	(3,764)

Cumulative impairment loss in investment in operating limited partnerships	(3,288,846)	(4,172,906)	(2,137,553)

Cumulative losses from operating limited partnerships	(13,290,982)	(8,953,040)	(4,116,035)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A)	(124,842)	(5,588)	(19,264)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(591,855)	-	(27,397)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	418,588	309,042	44,248

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(7,473,233)	(6,478,163)	(3,746,544)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	14,732	75,689	-

Cumulative impairment loss in investment in operating limited partnerships	3,288,846	4,172,906	2,137,553

Other	(22,278)	(89,451)	(20,778)

Equity per operating limited partnerships’ combined financial statements	$(4,490,042)	$(2,015,565)	$(1,632,182)

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2012 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	67,188,022	$9,051,543	$13,600,679

Acquisition costs of operating limited partnerships	9,171,431	1,218,899	1,788,508

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(188,000)	(10,831)	(26,120)

Cumulative impairment loss in investment in operating limited partnerships	(17,303,883)	(867,409)	(2,861,385)

Cumulative losses from operating limited partnerships	(58,831,115)	(9,392,202)	(12,501,682)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2012 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2011 (see note A)	(348,203)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2012 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(1,556,118)	(180,526)	(121,307)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	1,012,965	136,871	-

F-45

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$95,826,256	$11,960,583	$22,821,455

Land	9,774,646	1,287,635	1,930,468

Other assets	18,999,881	4,023,199	6,004,950

	$124,600,783	$17,271,417	$30,756,873

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$137,707,477	$24,148,955	$31,824,524

Accounts payable and accrued expenses	6,965,641	350,564	3,300,317

Other liabilities	12,147,565	872,433	2,298,505

	156,820,683	25,371,952	37,423,346
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(21,884,462)	(6,813,927)	(6,932,746)
Other partners	(10,335,438)	(1,286,608)	266,273

	(32,219,900)	(8,100,535)	(6,666,473)

	$124,600,783	$17,271,417	$30,756,873

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2012 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$30,801,499	$18,518,861	$11,723,858

Land	3,860,381	1,830,682	865,480

Other assets	4,966,333	2,915,815	1,089,584

	$39,628,213	$23,265,358	$13,678,922

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$46,893,314	$23,044,796	$11,795,888

Accounts payable and accrued expenses	1,209,547	1,299,758	805,455

Other liabilities	5,592,363	1,449,945	1,934,319

	53,695,224	25,794,499	14,535,662
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(4,490,042)	(2,015,565)	(1,632,182)
Other partners	(9,576,969)	(513,576)	775,442

	(14,067,011)	(2,529,141)	(856,740)

	$39,628,213	$23,265,358	$13,678,922

F-50

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$26,731,006	$4,411,357	$6,091,709
Interest and other	1,067,985	82,448	574,644

	27,798,991	4,493,805	6,666,353
Expenses
Interest	4,474,965	631,620	936,848
Depreciation and amortization	6,624,362	1,191,942	1,603,040
Taxes and insurance	3,210,387	536,484	706,281
Repairs and maintenance	6,581,642	1,009,388	1,648,565
Operating expenses	10,321,858	1,735,643	2,546,703
Other expenses	225,733	31,984	30,732

	31,438,947	5,137,061	7,472,169

NET LOSS	$(3,639,956)	$(643,256)	$(805,816)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,962,809)	$(547,085)	$(833,896)

Net loss allocated to other partners	$(677,147)	$(96,171)	$28,080

*	Amounts include $547,085, $833,896, $717,911, $537,292, and $326,625 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$9,098,192	$4,762,942	$2,366,806
Interest and other	238,140	129,361	43,392

	9,336,332	4,892,303	2,410,198
Expenses
Interest	1,594,515	749,490	562,492
Depreciation and amortization	2,101,456	1,143,170	584,754
Taxes and insurance	1,017,457	656,003	294,162
Repairs and maintenance	2,322,124	1,049,661	551,904
Operating expenses	3,359,421	1,760,101	919,990
Other expenses	35,553	71,381	56,083

	10,430,526	5,429,806	2,969,385

NET LOSS	$(1,094,194)	$(537,503)	$(559,187)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(717,911)	$(537,292)	$(326,625)

Net loss allocated to other partners	$(376,283)	$(211)	$(232,562)

*	Amounts include $547,085, $833,896, $717,911, $537,292, and $326,625 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-54

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$33,706,796	$5,392,708	$7,295,567
Interest and other	855,012	156,911	155,808

	34,561,808	5,549,619	7,451,375
Expenses
Interest	6,075,031	767,359	1,141,429
Depreciation and amortization	8,244,794	1,448,769	1,812,739
Taxes and insurance	3,999,447	677,808	889,025
Repairs and maintenance	7,908,133	1,198,185	1,745,900
Operating expenses	12,640,384	2,134,670	2,744,393
Other expenses	319,101	43,422	38,647

	39,186,890	6,270,213	8,372,133

NET LOSS	$(4,625,082)	$(720,594)	$(920,758)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(4,045,294)	$(730,809)	$(1,010,045)

Net income (loss) allocated to other partners	$(579,788)	$10,215	$89,287

*	Amounts include $730,809, $1,010,045, $733,673, $1,197,176, and $373,591 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-55

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2011 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$9,984,884	$6,242,288	$4,791,349
Interest and other	290,316	151,518	100,459

	10,275,200	6,393,806	4,891,808
Expenses
Interest	1,873,449	1,227,151	1,065,643
Depreciation and amortization	2,207,942	1,558,316	1,217,028
Taxes and insurance	1,109,017	823,809	499,788
Repairs and maintenance	2,426,319	1,668,122	869,607
Operating expenses	3,482,269	2,311,943	1,967,109
Other expenses	43,182	72,572	121,278

	11,142,178	7,661,913	5,740,453

NET LOSS	$(866,978)	$(1,268,107)	$(848,645)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(733,673)	$(1,197,176)	$(373,591)

Net income (loss) allocated to other partners	$(133,305)	$(70,931)	$(475,054)

*	Amounts include $730,809, $1,010,045, $733,673, $1,197,176, and $373,591 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$1,623,764	$(152,736)	$(165,922)

Operating limited partnership rents received in advance	(9,091)	(5,565)	(3,597)

Accrued fund management fees not deducted (deducted) for tax purposes	(518,358)	138,069	134,907

Other	9,322,887	2,342,530	2,209,778

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,962,809)	(547,085)	(833,896)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(1,097,632)	(170,171)	(280,469)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(1,864,492)	(385,534)	(254,564)

Income (loss) for tax return purposes, year ended December 31, 2012	$4,494,269	$1,219,508	$806,237

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2013 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$85,976	$681,398	$1,175,048

Operating limited partnership rents received in advance	526	(212)	(243)

Accrued fund management fees not deducted (deducted) for tax purposes	(172,093)	(619,241)	-

Other	(9,062)	3,787,299	992,342

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(717,911)	(537,292)	(326,625)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(275,264)	(224,315)	(147,413)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(3,417)	(17,298)	(1,203,679)

Income (loss) for tax return purposes, year ended December 31, 2012	$(1,091,245)	$3,070,339	$489,430

F-58

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

March 31, 2013 and 2012

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2013, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2012	$(37,176,555)	$(8,336,321)	$(11,498,827)

Estimated share of loss for the three months ended March 31, 2013	(883,274)	(111,396)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	35,033,727	7,552,909	9,782,878

Impairment loss in investment in operating limited partnerships	(12,876,562)	(764,836)	(2,512,421)

Historic tax credits	5,325,806	-	1,844,836

Other	10,576,858	1,659,644	2,383,534

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE D -	RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2013, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2012	$(7,623,374)	$(7,788,760)	$(1,929,273)

Estimated share of loss for the three months ended March 31, 2013	(418,588)	(309,042)	(44,248)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	7,473,233	6,478,163	3,746,544

Impairment loss in investment in operating limited partnerships	(3,288,846)	(4,172,906)	(2,137,553)

Historic tax credits	1,100,310	2,062,333	318,327

Other	2,757,265	3,730,212	46,203

Investments in operating limited partnerships - as reported	$-	$-	$-

F-62

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

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

March 31, 2013 and 2012

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

F-64

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2013 and 2012

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2013.

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

NOTE G - SUBSEQUENT EVENTS

Subsequent to March 31, 2013, the Fund has not entered into any agreements to sell interests in operating limited partnerships. However, the Fund did receive $13,000 from a prior year sale of an operating limited partnership.

F-65