Form 10-K, Exhibit 13
period 2014-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2014-06-20
CIK 879555

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2014 AND 2013

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19 (the "Partnership"), in total and for each series, as of March 31, 2014 and 2013, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits. .

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2014 and 2013, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 20, 2014

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2014 and 2013

	Total
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$2,294,311	$5,933,101
Other assets	2,200	69,400

	$2,296,511	$6,002,501

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$23,234	$32,246
Accounts payable - affiliates	18,789,507	23,832,722
Capital contributions payable	85,274	91,360

	18,898,015	23,956,328

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,981,089 and 21,986,702 outstanding at March 31, 2014 and 2013, respectively	(14,624,840)	(15,919,011)
General partner	(1,976,664)	(2,034,816)

	(16,601,504)	(17,953,827)

	$2,296,511	$6,002,501

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 15
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$161,422	$184,136
Other assets	-	-

	$161,422	$184,136

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$1,246	$1,246
Accounts payable - affiliates	4,038,349	3,943,793
Capital contributions payable	-	-

	4,039,595	3,945,039

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,865,900 and 3,866,900 outstanding at March 31, 2014 and 2013, respectively	(3,517,202)	(3,401,105)
General partner	(360,971)	(359,798)

	(3,878,173)	(3,760,903)

	$161,422	$184,136

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 16
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$176,922	$264,550
Other assets	-	65,000

	$176,922	$329,550

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$4,488	$5,000
Accounts payable - affiliates	7,995,499	8,656,186
Capital contributions payable	50,008	50,008

	8,049,995	8,711,194

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,423,102 and 5,425,102 outstanding at March 31, 2014 and 2013, respectively	(7,327,734)	(7,831,219)
General partner	(545,339)	(550,425)

	(7,873,073)	(8,381,644)

	$176,922	$329,550

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 17
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$799,176	$258,319
Other assets	2,200	4,400

	$801,376	$262,719

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$18,500
Accounts payable - affiliates	2,208,860	6,830,975
Capital contributions payable	16,712	22,798

	2,235,572	6,872,273

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,995,887 and 4,998,500 outstanding at March 31, 2014 and 2013, respectively	(1,002,905)	(6,122,681)
General partner	(431,291)	(486,873)

	(1,434,196)	(6,609,554)

	$801,376	$262,719

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 18
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$355,319	$231,682
Other assets	-	-

	$355,319	$231,682

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	4,546,799	4,401,768
Capital contributions payable	18,554	18,554

	4,565,353	4,420,322

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued and outstanding at March 31, 2014 and 2013	(3,857,706)	(3,836,526)
General partner	(352,328)	(352,114)

	(4,210,034)	(4,188,640)

	$355,319	$231,682

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2014 and 2013

	Series 19
	2014	2013
ASSETS

OTHER ASSETS
Cash and cash equivalents	$801,472	$4,994,414
Other assets	-	-

	$801,472	$4,994,414

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$7,500
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	7,500	7,500

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2014 and 2013	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued and outstanding at March 31, 2014 and 2013	1,080,707	5,272,520
General partner	(286,735)	(285,606)

	793,972	4,986,914

	$801,472	$4,994,414

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2014 and 2013

	Total
	2014	2013
Income
Interest income	$10,441	$20,309
Other income	131,602	75,693

Total income	142,043	96,002

Share of income from operating limited partnerships	6,548,180	2,581,396

Expenses
Professional fees	182,269	165,859
Partnership management fee	566,582	742,295
General and administrative expenses	126,168	145,480

	875,019	1,053,634

NET INCOME (LOSS)	$5,815,204	$1,623,764

Net income (loss) allocated to general partner	$58,152	$16,238

Net income (loss) allocated to limited partners	$5,757,052	$1,607,526

Net income (loss) per BAC	$0.26	$0.07

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 15
	2014	2013
Income
Interest income	$379	$648
Other income	2,505	856

Total income	2,884	1,504

Share of income from operating limited partnerships	20,746	40,762

Expenses
Professional fees	34,632	33,804
Partnership management fee	81,966	133,941
General and administrative expenses	24,302	27,257

	140,900	195,002

NET INCOME (LOSS)	$(117,270)	$(152,736)

Net income (loss) allocated to general partner	$(1,173)	$(1,527)

Net income (loss) allocated to limited partners	$(116,097)	$(151,209)

Net income (loss) per BAC	$(0.03)	$(0.04)

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 16
	2014	2013
Income
Interest income	$575	$762
Other income	10,452	1,637

Total income	11,027	2,399

Share of income from operating limited partnerships	791,031	149,074

Expenses
Professional fees	49,958	43,914
Partnership management fee	213,462	240,696
General and administrative expenses	30,067	32,785

	293,487	317,395

NET INCOME (LOSS)	$508,571	$(165,922)

Net income (loss) allocated to general partner	$5,086	$(1,659)

Net income (loss) allocated to limited partners	$503,485	$(164,263)

Net income (loss) per BAC	$0.09	$(0.03)

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 17
	2014	2013
Income
Interest income	$2,399	$796
Other income	36,098	11,427

Total income	38,497	12,223

Share of income from operating limited partnerships	5,708,385	336,562

Expenses
Professional fees	30,477	35,656
Partnership management fee	131,355	196,681
General and administrative expenses	26,811	30,472

	188,643	262,809

NET INCOME (LOSS)	$5,558,239	$85,976

Net income (loss) allocated to general partner	$55,582	$860

Net income (loss) allocated to limited partners	$5,502,657	$85,116

Net income (loss) per BAC	$1.10	$0.02

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 18
	2014	2013
Income
Interest income	$309	$436
Other income	82,433	51,933

Total income	82,742	52,369

Share of income from operating limited partnerships	28,018	859,438

Expenses
Professional fees	27,175	27,441
Partnership management fee	83,347	177,773
General and administrative expenses	21,632	25,195

	132,154	230,409

NET INCOME (LOSS)	$(21,394)	$681,398

Net income (loss) allocated to general partner	$(214)	$6,814

Net income (loss) allocated to limited partners	$(21,180)	$674,584

Net income (loss) per BAC	$(0.01)	$0.19

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 19
	2014	2013
Income
Interest income	$6,779	$17,667
Other income	114	9,840

Total income	6,893	27,507

Share of income from operating limited partnerships	-	1,195,560

Expenses
Professional fees	40,027	25,044
Partnership management fee	56,452	(6,796)
General and administrative expenses	23,356	29,771

	119,835	48,019

NET INCOME (LOSS)	$(112,942)	$1,175,048

Net income (loss) allocated to general partner	$(1,129)	$11,750

Net income (loss) allocated to limited partners	$(111,813)	$1,163,298

Net income (loss) per BAC	$(0.03)	$0.29

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2014 and 2013

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2012	$(17,526,537)	$(2,051,054)	$(19,577,591)

Net income (loss)	1,607,526	16,238	1,623,764

Partners’ capital (deficit), March 31, 2013	(15,919,011)	(2,034,816)	(17,953,827)

Distributions to partners	(4,462,881)	-	(4,462,881)

Net income (loss)	5,757,052	58,152	5,815,204

Partners’ capital (deficit), March 31, 2014	$(14,624,840)	$(1,976,664)	$(16,601,504)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2012	$(3,249,896)	$(358,271)	$(3,608,167)

Net income (loss)	(151,209)	(1,527)	(152,736)

Partners’ capital (deficit), March 31, 2013	(3,401,105)	(359,798)	(3,760,903)

Distributions to partners	-	-	-

Net income (loss)	(116,097)	(1,173)	(117,270)

Partners’ capital (deficit), March 31, 2014	$(3,517,202)	$(360,971)	$(3,878,173)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2012	$(7,666,956)	$(548,766)	$(8,215,722)

Net income (loss)	(164,263)	(1,659)	(165,922)

Partners’ capital (deficit), March 31, 2013	(7,831,219)	(550,425)	(8,381,644)

Distributions to partners	-	-	-

Net income (loss)	503,485	5,086	508,571

Partners’ capital (deficit), March 31, 2014	$(7,327,734)	$(545,339)	$(7,873,073)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2012	$(6,207,797)	$(487,733)	$(6,695,530)

Net income (loss)	85,116	860	85,976

Partners’ capital (deficit), March 31, 2013	(6,122,681)	(486,873)	(6,609,554)

Distributions to partners	(382,881)	-	(382,881)

Net income (loss)	5,502,657	55,582	5,558,239

Partners’ capital (deficit), March 31, 2014	$(1,002,905)	$(431,291)	$(1,434,196)

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2012	$(4,511,110)	$(358,928)	$(4,870,038)

Net income (loss)	674,584	6,814	681,398

Partners’ capital (deficit), March 31, 2013	(3,836,526)	(352,114)	(4,188,640)

Distributions to partners	-	-	-

Net income (loss)	(21,180)	(214)	(21,394)

Partners’ capital (deficit), March 31, 2014	$(3,857,706)	$(352,328)	$(4,210,034)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2014 and 2013

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2012	$4,109,222	$(297,356)	$3,811,866

Net income (loss)	1,163,298	11,750	1,175,048

Partners’ capital (deficit), March 31, 2013	5,272,520	(285,606)	4,986,914

Distributions to partners	(4,080,000)	-	(4,080,000)

Net income (loss)	(111,813)	(1,129)	(112,942)

Partners’ capital (deficit), March 31, 2014	$1,080,707	$(286,735)	$793,972

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2014 and 2013

	Total
	2014	2013
Cash flows from operating activities
Net income (loss)	$5,815,204	$1,623,764
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(6,548,180)	(2,581,396)
Changes in assets and liabilities
Other assets	2,200	(13,575)
Accounts payable and accrued expenses	(9,012)	2,500
Accounts payable - affiliates	(5,043,215)	(518,358)

Net cash provided by (used in) operating activities	(5,783,003)	(1,487,065)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	6,607,094	2,539,971

Net cash provided by investing activities	6,607,094	2,539,971

Cash flows from financing activities
Distributions to partners	(4,462,881)	-

Net cash used in financing activities	(4,462,881)	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(3,638,790)	1,052,906

Cash and cash equivalents, beginning	5,933,101	4,880,195

Cash and cash equivalents, end	$2,294,311	$5,933,101

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 15
	2014	2013
Cash flows from operating activities
Net income (loss)	$(117,270)	$(152,736)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(20,746)	(40,762)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	94,556	138,069

Net cash provided by (used in) operating activities	(43,460)	(55,429)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	20,746	40,762

Net cash provided by investing activities	20,746	40,762

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(22,714)	(14,667)

Cash and cash equivalents, beginning	184,136	198,803

Cash and cash equivalents, end	$161,422	$184,136

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 16
	2014	2013
Cash flows from operating activities
Net income (loss)	$508,571	$(165,922)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(791,031)	(149,074)
Changes in assets and liabilities
Other assets	-	(23,575)
Accounts payable and accrued expenses	(512)	-
Accounts payable - affiliates	(660,687)	134,907

Net cash provided by (used in) operating activities	(943,659)	(203,664)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	856,031	107,649

Net cash provided by investing activities	856,031	107,649

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(87,628)	(96,015)

Cash and cash equivalents, beginning	264,550	360,565

Cash and cash equivalents, end	$176,922	$264,550

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 17
	2014	2013
Cash flows from operating activities
Net income (loss)	$5,558,239	$85,976
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(5,708,385)	(336,562)
Changes in assets and liabilities
Other assets	2,200	-
Accounts payable and accrued expenses	(8,500)	-
Accounts payable - affiliates	(4,622,115)	(172,093)

Net cash provided by (used in) operating activities	(4,778,561)	(422,679)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	5,702,299	336,562

Net cash provided by investing activities	5,702,299	336,562

Cash flows from financing activities
Distributions to partners	(382,881)	-

Net cash used in financing activities	(382,881)	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	540,857	(86,117)

Cash and cash equivalents, beginning	258,319	344,436

Cash and cash equivalents, end	$799,176	$258,319

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 18
	2014	2013
Cash flows from operating activities
Net income (loss)	$(21,394)	$681,398
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(28,018)	(859,438)
Changes in assets and liabilities
Other assets	-	10,000
Accounts payable and accrued expenses	-	(5,000)
Accounts payable - affiliates	145,031	(619,241)

Net cash provided by (used in) operating activities	95,619	(792,281)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	28,018	859,438

Net cash provided by investing activities	28,018	859,438

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	123,637	67,157

Cash and cash equivalents, beginning	231,682	164,525

Cash and cash equivalents, end	$355,319	$231,682

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2014 and 2013

	Series 19
	2014	2013
Cash flows from operating activities
Net income (loss)	$(112,942)	$1,175,048
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	(1,195,560)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	7,500
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(112,942)	(13,012)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	1,195,560

Net cash provided by investing activities	-	1,195,560

Cash flows from financing activities
Distributions to partners	(4,080,000)	-

Net cash used in financing activities	(4,080,000)	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(4,192,942)	1,182,548

Cash and cash equivalents, beginning	4,994,414	3,811,866

Cash and cash equivalents, end	$801,472	$4,994,414

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 and 2013

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2014 and 2013 are as follows:

	Issued		Outstanding
	2014	2013	2014	2013
Series 15	3,870,500	3,870,500	3,865,900	3,866,900
Series 16	5,429,402	5,429,402	5,423,102	5,425,102
Series 17	5,000,000	5,000,000	4,995,887	4,998,500
Series 18	3,616,200	3,616,200	3,616,200	3,616,200
Series 19	4,080,000	4,080,000	4,080,000	4,080,000
	21,996,102	21,996,102	21,981,089	21,986,702

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

March 31, 2014 and 2013

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2014	2013
Series 15	$36,759	$36,759
Series 16	1,204	31,893
Series 17	12,292	60,785
Series 18	40,536	51,536
Series 19	25,120	25,120
	$115,911	$206,093

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2014 and 2013, the Fund did not record an impairment loss.

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2010 remain open.

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

March 31, 2014 and 2013

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2014 and 2013 are as follows:

	2014	2013
Series 15	3,866,567	3,868,900
Series 16	5,424,435	5,426,435
Series 17	4,997,629	4,998,833
Series 18	3,616,200	3,616,200
Series 19	4,080,000	4,080,000
	21,984,831	21,990,368

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2014 and 2013, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2014 and 2013, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2014
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$135,318	$53,352	$81,966
Series 16	237,993	24,531	213,462
Series 17	233,204	101,849	131,355
Series 18	173,049	89,702	83,347
Series 19	67,842	11,390	56,452
	$847,406	$280,824	$566,582

	2013
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$163,069	$29,128	$133,941
Series 16	292,407	51,711	240,696
Series 17	291,969	95,288	196,681
Series 18	240,197	62,424	177,773
Series 19	106,876	113,672	(6,796)
	$1,094,518	$352,223	$742,295

The partnership management fees paid for the years ended March 31, 2014 and 2013 are as follows:

	2014	2013
Series 15	$40,762	$25,000
Series 16	898,680	157,500
Series 17	4,855,319	464,062
Series 18	28,018	859,438
Series 19	67,842	106,876
	$5,890,621	$1,612,876

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2014 and 2013, total partnership management fees accrued were $18,154,145 and $23,197,360, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in accounts payable-affiliates. During the years ended March 31, 2014 and 2013 there were no advances. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2014 and 2013 are as follows:

	2014	2013
Series 15	$-	$-
Series 16	-	-
Series 17	635,362	635,362
Series 18	-	-
Series 19	-	-
	$635,362	$635,362

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2014 and 2013 charged to each series’ operations are as follows:

	2014	2013
Series 15	$15,399	$21,065
Series 16	17,856	24,361
Series 17	15,785	23,229
Series 18	14,028	19,440
Series 19	13,719	19,344
	$76,787	$107,439

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS – CONTINUED

March 31, 2014 and 2013

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2014 and 2013 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2014 and 2013, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2014 and 2013 by series are as follows:

	2014	2013
Series 15	24	25
Series 16	28	31
Series 17	17	25
Series 18	18	20
Series 19	8	9
	95	110

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2014 the Fund disposed of fourteen operating limited partnerships of which one operating limited partnership was included in both Series 18 and 19, and the Fund received additional proceeds from one operating limited partnership disposed of in the prior year. The Fund also had a partial disposition of one operating limited partnership in Series 17.

A summary of the dispositions by Series for March 31, 2014 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	1	-	$20,746	$20,746
Series 16	2	1	856,031	791,031
Series 17	7	1	5,702,299	5,708,385
Series 18	2	-	28,018	28,018
Series 19	1	-	-	-
Total	13	2	$6,607,094	$6,548,180

* Fund proceeds from disposition includes $65,000 recorded as a receivable as of March 31, 2013 for Series 16 and Fund proceeds from disposition does not include the following amount which was due to a writeoff of capital contribution payable of $6,086 for Series 17.

During the year ended March 31, 2013 the Fund disposed of twenty-four operating limited partnerships.

A summary of the dispositions by Series for March 31, 2013 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	5	-	$40,762	$40,762
Series 16	7	-	107,649	172,649
Series 17	1	1	336,562	336,562
Series 18	1	2	859,438	859,438
Series 19	7	-	1,195,560	1,195,560
Total	21	3	$2,539,971	$2,604,971

* Fund proceeds from disposition does not include $65,000 recorded as a receivable as of March 31, 2013 for Series 16.

F-38

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

The contributions payable to operating limited partnerships at March 31, 2014 and 2013 by series are as follows:

	2014	2013
Series 15	$-	$-
Series 16	50,008	50,008
Series 17	16,712	22,798
Series 18	18,554	18,554
Series 19	-	-
	$85,274	$91,360

F-39

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$40,059,536	$7,416,274	$9,989,000

Acquisition costs of operating limited partnerships	5,485,105	1,051,848	1,307,682

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(109,387)	(4,207)	(18,795)

Cumulative impairment loss in investment in operating limited partnerships	(7,980,878)	(767,819)	(1,489,694)

Cumulative losses from operating limited partnerships	(37,417,921)	(7,696,096)	(9,788,193)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A)	(251,774)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(731,033)	(180,526)	(121,307)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	661,736	99,993	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(32,676,601)	(7,704,240)	(9,746,456)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	293,057	86,996	116,307

Cumulative impairment loss in investment in operating limited partnerships	7,980,878	767,819	1,489,694

Other	147,238	(31,217)	410,145

Equity per operating limited partnerships’ combined financial statements	$(24,576,499)	$(6,975,421)	$(7,945,537)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$9,084,913	$9,231,164	$4,338,185

Acquisition costs of operating limited partnerships	1,336,534	1,189,539	599,502

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(28,354)	(54,267)	(3,764)

Cumulative impairment loss in investment in operating limited partnerships	(1,566,308)	(2,656,687)	(1,500,370)

Cumulative losses from operating limited partnerships	(8,826,785)	(7,673,294)	(3,433,553)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A)	(118,756)	(5,588)	(19,264)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(401,803)	-	(27,397)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	268,254	274,653	18,836

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(5,255,229)	(6,299,282)	(3,671,394)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	14,065	75,689	-

Cumulative impairment loss in investment in operating limited partnerships	1,566,308	2,656,687	1,500,370

Other	(24,227)	(159,245)	(48,218)

Equity per operating limited partnerships’ combined financial statements	$(3,951,388)	$(3,457,086)	$(2,247,067)

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2013 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	51,341,667	$7,581,708	$12,074,291

Acquisition costs of operating limited partnerships	7,056,310	1,075,998	1,583,249

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(111,389)	(4,207)	(20,268)

Cumulative impairment loss in investment in operating limited partnerships	(12,876,562)	(764,836)	(2,512,421)

Cumulative losses from operating limited partnerships	(45,373,571)	(7,888,663)	(11,124,851)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2013 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2012 (see note A)	(257,860)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2013 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(921,085)	(180,526)	(121,307)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	883,274	111,396	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$65,474,798	$10,638,155	$18,164,345

Land	7,435,734	1,244,835	1,633,868

Other assets	17,011,149	4,234,106	6,061,968

	$89,921,681	$16,117,096	$25,860,181

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$103,294,917	$23,388,703	$29,504,432

Accounts payable and accrued expenses	5,749,586	298,698	3,485,962

Other liabilities	7,435,396	749,927	955,168

	116,479,899	24,437,328	33,945,562
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(24,576,499)	(6,975,421)	(7,945,537)
Other partners	(1,981,719)	(1,344,811)	(139,844)

	(26,558,218)	(8,320,232)	(8,085,381)

	$89,921,681	$16,117,096	$25,860,181

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2013 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$15,755,284	$12,716,393	$8,200,621

Land	2,357,349	1,534,202	665,480

Other assets	3,349,330	2,550,077	815,668

	$21,461,963	$16,800,672	$9,681,769

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$22,159,355	$18,890,770	$9,351,657

Accounts payable and accrued expenses	860,339	838,492	266,095

Other liabilities	2,602,669	1,205,148	1,922,484

	25,622,363	20,934,410	11,540,236
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(3,951,388)	(3,457,086)	(2,247,067)
Other partners	(209,012)	(676,652)	388,600

	(4,160,400)	(4,133,738)	(1,858,467)

	$21,461,963	$16,800,672	$9,681,769

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$20,863,472	$4,278,259	$5,462,897
Interest and other	458,789	116,389	87,319

	21,322,261	4,394,648	5,550,216
Expenses
Interest	3,093,964	598,638	654,367
Depreciation and amortization	5,395,172	1,190,569	1,493,411
Taxes and insurance	2,716,801	554,343	704,902
Repairs and maintenance	4,538,378	997,909	1,345,782
Operating expenses	8,210,997	1,676,626	2,146,319
Other expenses	137,692	26,584	24,886

	24,093,004	5,044,669	6,369,667

NET LOSS	$(2,770,743)	$(650,021)	$(819,451)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,735,602)	$(593,055)	$(836,199)

Net Income (Loss) allocated to other partners	$(35,141)	$(56,966)	$16,748

*	Amounts include $593,055, $836,199, $505,941, $574,802, and $225,605 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2013 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$5,547,549	$3,698,061	$1,876,706
Interest and other	131,681	104,511	18,889

	5,679,230	3,802,572	1,895,595
Expenses
Interest	821,457	599,900	419,602
Depreciation and amortization	1,329,878	935,544	445,770
Taxes and insurance	667,253	574,910	215,393
Repairs and maintenance	1,157,847	780,541	256,299
Operating expenses	2,067,937	1,451,099	869,016
Other expenses	27,704	53,906	4,612

	6,072,076	4,395,900	2,210,692

NET LOSS	$(392,846)	$(593,328)	$(315,097)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(505,941)	$(574,802)	$(225,605)

Net Income (Loss) allocated to other partners	$113,095	$(18,526)	$(89,492)

*	Amounts include $593,055, $836,199, $505,941, $574,802, and $225,605 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$26,731,006	$4,411,357	$6,091,709
Interest and other	1,067,985	82,448	574,644

	27,798,991	4,493,805	6,666,353
Expenses
Interest	4,474,965	631,620	936,848
Depreciation and amortization	6,624,362	1,191,942	1,603,040
Taxes and insurance	3,210,387	536,484	706,281
Repairs and maintenance	6,581,642	1,009,388	1,648,565
Operating expenses	10,321,858	1,735,643	2,546,703
Other expenses	225,733	31,984	30,732

	31,438,947	5,137,061	7,472,169

NET LOSS	$(3,639,956)	$(643,256)	$(805,816)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,962,809)	$(547,085)	$(833,896)

Net Income (Loss) allocated to other partners	$(677,147)	$(96,171)	$28,080

*	Amounts include $547,085, $833,896, $717,911, $537,292, and $326,625 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-54

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2012 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$9,098,192	$4,762,942	$2,366,806
Interest and other	238,140	129,361	43,392

	9,336,332	4,892,303	2,410,198
Expenses
Interest	1,594,515	749,490	562,492
Depreciation and amortization	2,101,456	1,143,170	584,754
Taxes and insurance	1,017,457	656,003	294,162
Repairs and maintenance	2,322,124	1,049,661	551,904
Operating expenses	3,359,421	1,760,101	919,990
Other expenses	35,553	71,381	56,083

	10,430,526	5,429,806	2,969,385

NET LOSS	$(1,094,194)	$(537,503)	$(559,187)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(717,911)	$(537,292)	$(326,625)

Net Income (Loss) allocated to other partners	$(376,283)	$(211)	$(232,562)

*	Amounts include $547,085, $833,896, $717,911, $537,292, and $326,625 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-55

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$5,815,204	$(117,270)	$508,571

Operating limited partnership rents received in advance	56,810	4,384	(651)

Accrued fund management fees not deducted (deducted) for tax purposes	(5,043,215)	94,556	(660,687)

Other	10,744,835	525,300	910,445

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,735,602)	(593,055)	(836,199)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(608,158)	(107,871)	(125,290)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,286,063)	(64,737)	(807,893)

Income (loss) for tax return purposes, year ended December 31, 2013	$3,943,811	$(258,693)	$(1,011,704)

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2014 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$5,558,239	$(21,394)	$(112,942)

Operating limited partnership rents received in advance	38,260	14,572	245

Accrued fund management fees not deducted (deducted) for tax purposes	(4,622,115)	145,031	-

Other	7,186,693	1,990,281	132,116

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(505,941)	(574,802)	(225,605)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(91,310)	(152,633)	(131,054)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(2,492,432)	(907,135)	(13,866)

Income (loss) for tax return purposes, year ended December 31, 2013	$5,071,394	$493,920	$(351,106)

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2014, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2013	$(36,250,730)	$(8,528,309)	$(12,305,968)

Estimated share of loss for the three months ended March 31, 2014	(661,736)	(99,993)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	32,676,601	7,704,240	9,746,456

Impairment loss in investment in operating limited partnerships	(7,980,878)	(767,819)	(1,489,694)

Historic tax credits	5,325,806	-	1,844,836

Other	6,890,937	1,691,881	2,204,370

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2014, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2013	$(6,703,522)	$(6,559,360)	$(2,153,571)

Estimated share of loss for the three months ended March 31, 2014	(268,254)	(274,653)	(18,836)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,255,229	6,299,282	3,671,394

Impairment loss in investment in operating limited partnerships	(1,566,308)	(2,656,687)	(1,500,370)

Historic tax credits	1,100,310	2,062,333	318,327

Other	2,182,545	1,129,085	(316,944)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

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

March 31, 2014 and 2013

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2014 and 2013

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2014.

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

NOTE G - SUBSEQUENT EVENTS

Subsequent to March 31, 2014, the Fund has entered into an agreement to sell the interest in one operating limited partnership. The estimated sales prices and other terms for the disposition of the operating limited partnership has been determined. The estimated proceeds to be received for this operating limited partnership is $335,000. The estimated gain on sales of the operating limited partnership is $308,700 and is expected to be recognized in the first quarter of fiscal year ending March 31, 2015.

F-64