Form 10-K, Exhibit 13
period 2015-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2015-06-25
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2015 AND 2014

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19 (the “Partnership”), in total and for each series, as of March 31, 2015 and 2014, and the related statements of operations, partners’ capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2015. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2015 and 2014, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland

June 25, 2015

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2015 and 2014

	Total

	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$2,523,234	$2,294,311
Other assets	357,489	2,200

	$2,880,723	$2,296,511

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$28,234	$23,234
Accounts payable - affiliates	16,781,463	18,789,507
Capital contributions payable	76,455	85,274

	16,886,152	18,898,015

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,936,787 and 21,981,089 outstanding at March 31, 2015 and 2014, respectively	(12,054,726)	(14,624,840)
General partner	(1,950,703)	(1,976,664)

	(14,005,429)	(16,601,504)

	$2,880,723	$2,296,511

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS – CONTINUED

March 31, 2015 and 2014

	Series 15

	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$414,859	$161,422
Other assets	-	-

	$414,859	$161,422

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$6,246	$1,246
Accounts payable - affiliates	3,695,825	4,038,349
Capital contributions payable	-	-

	3,702,071	4,039,595

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,858,400 and 3,865,900 outstanding at March 31, 2015 and 2014, respectively	(2,932,151)	(3,517,202)
General partner	(355,061)	(360,971)

	(3,287,212)	(3,878,173)

	$414,859	$161,422

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 16

	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$221,108	$176,922
Other assets	-	-

	$221,108	$176,922

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$4,488	$4,488
Accounts payable - affiliates	8,036,400	7,995,499
Capital contributions payable	50,008	50,008

	8,090,896	8,049,995

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,411,800 and 5,423,102 outstanding at March 31, 2015 and 2014, respectively	(7,324,482)	(7,327,734)
General partner	(545,306)	(545,339)

	(7,869,788)	(7,873,073)

	$221,108	$176,922

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 17

	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$197,779	$799,176
Other assets	2,200	2,200

	$199,979	$801,376

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,000	$10,000
Accounts payable - affiliates	685,587	2,208,860
Capital contributions payable	7,893	16,712

	703,480	2,235,572

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,980,687 and 4,995,887 outstanding at March 31, 2015 and 2014, respectively	(81,517)	(1,002,905)
General partner	(421,984)	(431,291)

	(503,501)	(1,434,196)

	$199,979	$801,376

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 18

	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$306,518	$355,319
Other assets	355,289	-

	$661,807	$355,319

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	4,363,651	4,546,799
Capital contributions payable	18,554	18,554

	4,382,205	4,565,353

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued 3,616,200 and 3,612,200 outstanding at March 31, 2015 and 2014, respectively	(3,372,966)	(3,857,706)
General partner	(347,432)	(352,328)

	(3,720,398)	(4,210,034)

	$661,807	$355,319

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2015 and 2014

	Series 19

	2015	2014
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,382,970	$801,472
Other assets	-	-

	$1,382,970	$801,472

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$7,500
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	7,500	7,500

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2015 and 2014	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued 4,073,700 and 4,080,000 outstanding at March 31, 2015 and 2014, respectively	1,656,390	1,080,707
General partner	(280,920)	(286,735)

	1,375,470	793,972

	$1,382,970	$801,472

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2015 and 2014

	Total

	2015	2014
Income
Interest income	$4,073	$10,441
Other income	35,525	131,602

Total income	39,598	142,043

Share of income from operating limited partnerships	3,170,953	6,548,180

Expenses
Professional fees	148,554	182,269
Partnership management fee	360,887	566,582
General and administrative expenses	105,035	126,168

	614,476	875,019

NET INCOME (LOSS)	$2,596,075	$5,815,204

Net income (loss) allocated to general partner	$25,961	$58,152

Net income (loss) allocated to limited partners	$2,570,114	$5,757,052

Net income (loss) per BAC	$0.12	$0.26

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 15

	2015	2014
Income
Interest income	$601	$379
Other income	321	2,505

Total income	922	2,884

Share of income from operating limited partnerships	700,342	20,746

Expenses
Professional fees	29,830	34,632
Partnership management fee	60,456	81,966
General and administrative expenses	20,017	24,302

	110,303	140,900

NET INCOME (LOSS)	$590,961	$(117,270)

Net income (loss) allocated to general partner	$5,910	$(1,173)

Net income (loss) allocated to limited partners	$585,051	$(116,097)

Net income (loss) per BAC	$0.15	$(0.03)

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 16

	2015	2014
Income
Interest income	$503	$575
Other income	861	10,452

Total income	1,364	11,027

Share of income from operating limited partnerships	254,999	791,031

Expenses
Professional fees	35,237	49,958
Partnership management fee	192,900	213,462
General and administrative expenses	24,941	30,067

	253,078	293,487

NET INCOME (LOSS)	$3,285	$508,571

Net income (loss) allocated to general partner	$33	$5,086

Net income (loss) allocated to limited partners	$3,252	$503,485

Net income (loss) per BAC	$0.00	$0.09

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 17

	2015	2014
Income
Interest income	$789	$2,399
Other income	4,080	36,098

Total income	4,869	38,497

Share of income from operating limited partnerships	1,138,960	5,708,385

Expenses
Professional fees	34,927	30,477
Partnership management fee	156,575	131,355
General and administrative expenses	21,632	26,811

	213,134	188,643

NET INCOME (LOSS)	$930,695	$5,558,239

Net income (loss) allocated to general partner	$9,307	$55,582

Net income (loss) allocated to limited partners	$921,388	$5,502,657

Net income (loss) per BAC	$0.18	$1.10

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 18

	2015	2014
Income
Interest income	$418	$309
Other income	30,180	82,433

Total income	30,598	82,742

Share of income from operating limited partnerships	571,930	28,018

Expenses
Professional fees	27,332	27,175
Partnership management fee	67,583	83,347
General and administrative expenses	17,977	21,632

	112,892	132,154

NET INCOME (LOSS)	$489,636	$(21,394)

Net income (loss) allocated to general partner	$4,896	$(214)

Net income (loss) allocated to limited partners	$484,740	$(21,180)

Net income (loss) per BAC	$0.13	$(0.01)

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 19

	2015	2014
Income
Interest income	$1,762	$6,779
Other income	83	114

Total income	1,845	6,893

Share of income from operating limited partnerships	504,722	-

Expenses
Professional fees	21,228	40,027
Partnership management fee	(116,627)	56,452
General and administrative expenses	20,468	23,356

	(74,931)	119,835

NET INCOME (LOSS)	$581,498	$(112,942)

Net income (loss) allocated to general partner	$5,815	$(1,129)

Net income (loss) allocated to limited partners	$575,683	$(111,813)

Net income (loss) per BAC	$0.14	$(0.03)

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2015 and 2014

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2013	$(15,919,011)	$(2,034,816)	$(17,953,827)

Distributions to partners	(4,462,881)	-	(4,462,881)

Net income (loss)	5,757,052	58,152	5,815,204

Partners’ capital (deficit), March 31, 2014	(14,624,840)	(1,976,664)	(16,601,504)

Net income (loss)	2,570,114	25,961	2,596,075

Partners’ capital (deficit), March 31, 2015	$(12,054,726)	$(1,950,703)	$(14,005,429)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2013	$(3,401,105)	$(359,798)	$(3,760,903)

Distributions to partners	-	-	-

Net income (loss)	(116,097)	(1,173)	(117,270)

Partners’ capital (deficit), March 31, 2014	(3,517,202)	(360,971)	(3,878,173)

Net income (loss)	585,051	5,910	590,961

Partners’ capital (deficit), March 31, 2015	$(2,932,151)	$(355,061)	$(3,287,212)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2013	$(7,831,219)	$(550,425)	$(8,381,644)

Distributions to partners	-	-	-

Net income (loss)	503,485	5,086	508,571

Partners’ capital (deficit), March 31, 2014	(7,327,734)	(545,339)	(7,873,073)

Net income (loss)	3,252	33	3,285

Partners’ capital (deficit), March 31, 2015	$(7,324,482)	$(545,306)	$(7,869,788)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2013	$(6,122,681)	$(486,873)	$(6,609,554)

Distributions to partners	(382,881)	-	(382,881)

Net income (loss)	5,502,657	55,582	5,558,239

Partners’ capital (deficit), March 31, 2014	(1,002,905)	(431,291)	(1,434,196)

Net income (loss)	921,388	9,307	930,695

Partners’ capital (deficit), March 31, 2015	$(81,517)	$(421,984)	$(503,501)

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2013	$(3,836,526)	$(352,114)	$(4,188,640)

Distributions to partners	-	-	-

Net income (loss)	(21,180)	(214)	(21,394)

Partners’ capital (deficit), March 31, 2014	(3,857,706)	(352,328)	(4,210,034)

Net income (loss)	484,740	4,896	489,636

Partners’ capital (deficit), March 31, 2015	$(3,372,966)	$(347,432)	$(3,720,398)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2015 and 2014

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2013	$5,272,520	$(285,606)	$4,986,914

Distributions to partners	(4,080,000)	-	(4,080,000)

Net income (loss)	(111,813)	(1,129)	(112,942)

Partners’ capital (deficit), March 31, 2014	1,080,707	(286,735)	793,972

Net income (loss)	575,683	5,815	581,498

Partners’ capital (deficit), March 31, 2015	$1,656,390	$(280,920)	$1,375,470

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2015 and 2014

	Total

	2015	2014
Cash flows from operating activities
Net income (loss)	$2,596,075	$5,815,204
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(3,170,953)	(6,548,180)
Changes in assets and liabilities
Other assets	(50,000)	2,200
Accounts payable and accrued expenses	5,000	(9,012)
Accounts payable - affiliates	(2,008,044)	(5,043,215)

Net cash provided by (used in) operating activities	(2,627,922)	(5,783,003)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	2,856,845	6,607,094

Net cash provided by investing activities	2,856,845	6,607,094

Cash flows from financing activities Distributions to partners	-	(4,462,881)

Net cash used in financing activities	-	(4,462,881)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	228,923	(3,638,790)

Cash and cash equivalents, beginning	2,294,311	5,933,101

Cash and cash equivalents, end	$2,523,234	$2,294,311

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 15

	2015	2014
Cash flows from operating activities
Net income (loss)	$590,961	$(117,270)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(700,342)	(20,746)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	5,000	-
Accounts payable - affiliates	(342,524)	94,556

Net cash provided by (used in) operating activities	(446,905)	(43,460)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	700,342	20,746

Net cash provided by investing activities	700,342	20,746

Cash flows from financing activities Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	253,437	(22,714)

Cash and cash equivalents, beginning	161,422	184,136

Cash and cash equivalents, end	$414,859	$161,422

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 16

	2015	2014
Cash flows from operating activities
Net income (loss)	$3,285	$508,571
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(254,999)	(791,031)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	(512)
Accounts payable - affiliates	40,901	(660,687)

Net cash provided by (used in) operating activities	(210,813)	(943,659)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	254,999	856,031

Net cash provided by investing activities	254,999	856,031

Cash flows from financing activities Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	44,186	(87,628)

Cash and cash equivalents, beginning	176,922	264,550

Cash and cash equivalents, end	$221,108	$176,922

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 17

	2015	2014
Cash flows from operating activities
Net income (loss)	$930,695	$5,558,239
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,138,960)	(5,708,385)
Changes in assets and liabilities
Other assets	-	2,200
Accounts payable and accrued expenses	-	(8,500)
Accounts payable - affiliates	(1,523,273)	(4,622,115)

Net cash provided by (used in) operating activities	(1,731,538)	(4,778,561)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,130,141	5,702,299

Net cash provided by investing activities	1,130,141	5,702,299

Cash flows from financing activities Distributions to partners	-	(382,881)

Net cash used in financing activities	-	(382,881)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(601,397)	540,857

Cash and cash equivalents, beginning	799,176	258,319

Cash and cash equivalents, end	$197,779	$799,176

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 18

	2015	2014
Cash flows from operating activities
Net income (loss)	$489,636	$(21,394)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(571,930)	(28,018)
Changes in assets and liabilities
Other assets	(50,000)	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(183,148)	145,031

Net cash provided by (used in) operating activities	(315,442)	95,619

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	266,641	28,018

Net cash provided by investing activities	266,641	28,018

Cash flows from financing activities Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	(48,801)	123,637

Cash and cash equivalents, beginning	355,319	231,682

Cash and cash equivalents, end	$306,518	$355,319

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2015 and 2014

	Series 19

	2015	2014
Cash flows from operating activities
Net income (loss)	$581,498	$(112,942)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(504,722)	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	76,776	(112,942)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	504,722	-

Net cash provided by investing activities	504,722	-

Cash flows from financing activities Distributions to partners	-	(4,080,000)

Net cash used in financing activities	-	(4,080,000)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	581,498	(4,192,942)

Cash and cash equivalents, beginning	801,472	4,994,414

Cash and cash equivalents, end	$1,382,970	$801,472

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 and 2014

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2015 and 2014 are as follows:

	Issued		Outstanding
	2015	2014	2015	2014
Series 15	3,870,500	3,870,500	3,858,400	3,865,900
Series 16	5,429,402	5,429,402	5,411,800	5,423,102
Series 17	5,000,000	5,000,000	4,980,687	4,995,887
Series 18	3,616,200	3,616,200	3,612,200	3,616,200
Series 19	4,080,000	4,080,000	4,073,700	4,080,000
	21,996,102	21,996,102	21,936,787	21,981,089

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

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2015	2014
Series 15	$35,843	$36,759
Series 16	246	1,204
Series 17	11,292	12,292
Series 18	40,468	40,536
Series 19	25,120	25,120
	$112,969	$115,911

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2015 and 2014, the Fund did not record an impairment loss.

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

Recent Accounting Pronouncement

In February, 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations, and securitization structures. ASU 2015-02 simplified and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model), and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 will be effective for periods beginning after December 15, 2015. The Fund is currently evaluating the potential impact of the adoption of this guidance on its financial statements.

F-32

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2011 remain open.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2015 and 2014 are as follows:

	2015	2014
Series 15	3,864,025	3,866,567
Series 16	5,420,277	5,424,435
Series 17	4,992,087	4,997,629
Series 18	3,615,200	3,616,200
Series 19	4,078,425	4,080,000
	21,970,014	21,984,831

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2015 and 2014, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2015 and 2014, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2015
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$100,089	$39,633	$60,456
Series 16	213,899	20,999	192,900
Series 17	177,082	20,507	156,575
Series 18	158,493	90,910	67,583
Series 19	52,123	168,750	(116,627)
	$701,686	$340,799	$360,887

	2014
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$135,318	$53,352	$81,966
Series 16	237,993	24,531	213,462
Series 17	233,204	101,849	131,355
Series 18	173,049	89,702	83,347
Series 19	67,842	11,390	56,452
	$847,406	$280,824	$566,582

The partnership management fees paid for the years ended March 31, 2015 and 2014 are as follows:

	2015	2014
Series 15	$442,613	$40,762
Series 16	172,998	898,680
Series 17	1,700,355	4,855,319
Series 18	341,641	28,018
Series 19	52,123	67,842
	$2,709,730	$5,890,621

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2015 and 2014, total partnership management fees accrued were $16,146,101 and $18,154,145, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in accounts payable-affiliates. During the years ended March 31, 2015 and 2014 there were no advances. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2015 and 2014 are as follows:

	2015	2014
Series 15	$-	$-
Series 16	-	-
Series 17	635,362	635,362
Series 18	-	-
Series 19	-	-
	$635,362	$635,362

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2015 and 2014 charged to each series’ operations are as follows:

	2015	2014
Series 15	$12,839	$15,399
Series 16	15,146	17,856
Series 17	13,178	15,785
Series 18	11,767	14,028
Series 19	12,937	13,719
	$65,867	$76,787

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2015 and 2014 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2015 and 2014, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2015 and 2014 by series are as follows:

	2015	2014
Series 15	18	24
Series 16	21	28
Series 17	13	17
Series 18	12	18
Series 19	6	8
	70	95

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2015 the Fund disposed of twenty-five operating limited partnerships.

A summary of the dispositions by Series for March 31, 2015 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	3	3	$700,342	$700,342
Series 16	6	1	254,999	254,999
Series 17	3	1	1,130,141	1,138,960
Series 18	5	1	266,641	571,930
Series 19	1	1	504,722	504,722
Total	18	7	$2,856,845	$3,170,953

* Fund proceeds from disposition does not include $305,289 recorded as a receivable as of March 31, 2015 for Series 18 and Fund proceeds from disposition does not include the amount of $8,819 due to a writeoff of capital contribution payable of $8,819 for Series 17.

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

March 31, 2015 and 2014

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

The contributions payable to operating limited partnerships at March 31, 2015 and 2014 by series are as follows:

	2015	2014
Series 15	$-	$-
Series 16	50,008	50,008
Series 17	7,893	16,712
Series 18	18,554	18,554
Series 19	-	-
	$76,455	$85,274

F-39

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$29,156,965	$5,627,740	$8,577,657

Acquisition costs of operating limited partnerships	4,002,609	816,855	1,097,497

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(66,361)	(4,207)	(12,055)

Cumulative impairment loss in investment in operating limited partnerships	(4,659,927)	(747,267)	(1,326,748)

Cumulative losses from operating limited partnerships	(28,396,831)	(5,693,121)	(8,336,351)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A)	(188,624)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(447,290)	(92,484)	(120,021)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	562,650	76,193	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(27,893,359)	(6,350,536)	(8,177,820)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	166,223	76,600	71,626

Cumulative impairment loss in investment in operating limited partnerships	4,659,927	747,267	1,326,748

Other	77,770	(48,571)	370,412

Equity per operating limited partnerships’ combined financial statements	$(23,062,703)	$(5,605,777)	$(6,622,975)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,335,263	$5,630,054	$1,986,251

Acquisition costs of operating limited partnerships	1,052,732	777,180	258,345

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(18,967)	(27,368)	(3,764)

Cumulative impairment loss in investment in operating limited partnerships	(1,311,848)	(963,351)	(310,713)

Cumulative losses from operating limited partnerships	(7,057,180)	(5,380,060)	(1,930,119)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A)	(55,606)	(5,588)	(19,264)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(207,388)	-	(27,397)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	230,032	237,589	18,836

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(5,187,226)	(5,062,616)	(3,115,161)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	6,706	11,291	-

Cumulative impairment loss in investment in operating limited partnerships	1,311,848	963,351	310,713

Other	(13,657)	(180,536)	(49,878)

Equity per operating limited partnerships’ combined financial statements	$(3,915,291)	$(4,036,509)	$(2,882,151)

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2014 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	40,059,536	$7,416,274	$9,989,000

Acquisition costs of operating limited partnerships	5,485,105	1,051,848	1,307,682

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(109,387)	(4,207)	(18,795)

Cumulative impairment loss in investment in operating limited partnerships	(7,980,878)	(767,819)	(1,489,694)

Cumulative losses from operating limited partnerships	(37,417,921)	(7,696,096)	(9,788,193)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2014 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2013 (see note A)	(251,774)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2014 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(731,033)	(180,526)	(121,307)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	661,736	99,993	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$41,025,674	$7,779,483	$13,895,144

Land	5,475,606	963,395	1,333,368

Other assets	12,750,906	2,894,330	5,422,745

	$59,252,186	$11,637,208	$20,651,257

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$72,860,731	$16,319,288	$23,069,729

Accounts payable and accrued expenses	5,382,780	243,807	3,644,733

Other liabilities	4,530,328	541,611	847,450

	82,773,839	17,104,706	27,561,912
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(23,062,703)	(5,605,777)	(6,622,975)
Other partners	(458,950)	138,279	(287,680)

	(23,521,653)	(5,467,498)	(6,910,655)

	$59,252,186	$11,637,208	$20,651,257

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2014 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$11,002,475	$6,257,820	$2,090,752

Land	2,052,397	856,966	269,480

Other assets	2,489,058	1,442,202	502,571

	$15,543,930	$8,556,988	$2,862,803

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$16,764,622	$11,706,500	$5,000,592

Accounts payable and accrued expenses	935,022	329,300	229,918

Other liabilities	1,886,305	722,824	532,138

	19,585,949	12,758,624	5,762,648
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(3,915,291)	(4,036,509)	(2,882,151)
Other partners	(126,728)	(165,127)	(17,694)

	(4,042,019)	(4,201,636)	(2,899,845)

	$15,543,930	$8,556,988	$2,862,803

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$14,928,411	$3,236,824	$4,453,722
Interest and other	378,493	70,081	66,205

	15,306,904	3,306,905	4,519,927
Expenses
Interest	2,001,607	424,781	587,071
Depreciation and amortization	3,739,098	784,299	1,161,729
Taxes and insurance	1,841,555	392,391	531,323
Repairs and maintenance	3,632,790	807,087	1,151,844
Operating expenses	6,096,797	1,343,541	1,832,667
Other expenses	107,854	18,152	20,780

	17,419,701	3,770,251	5,285,414

NET LOSS	$(2,112,797)	$(463,346)	$(765,487)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,114,273)	$(455,102)	$(711,685)

Net Income (Loss) allocated to other partners	$1,476	$(8,244)	$(53,802)

*	Amounts include $455,102, $711,685, $435,970, $400,659, and $110,857 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2014 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$4,320,929	$2,164,875	$752,061
Interest and other	144,520	54,383	43,304

	4,465,449	2,219,258	795,365
Expenses
Interest	579,549	322,689	87,517
Depreciation and amortization	1,075,845	553,955	163,270
Taxes and insurance	518,585	292,006	107,250
Repairs and maintenance	951,107	524,124	198,628
Operating expenses	1,691,718	881,301	347,570
Other expenses	23,204	42,606	3,112

	4,840,008	2,616,681	907,347

NET LOSS	$(374,559)	$(397,423)	$(111,982)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(435,970)	$(400,659)	$(110,857)

Net Income (Loss) allocated to other partners	$61,411	$3,236	$(1,125)

*	Amounts include $455,102, $711,685, $435,970, $400,659, and $110,857 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$2,596,075	$590,961	$3,285

Operating limited partnership rents received in advance	3,009	(2,059)	6,415

Accrued fund management fees not deducted (deducted) for tax purposes	(2,008,044)	(342,524)	40,901

Other	11,474,758	2,850,771	3,046,665

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,114,273)	(455,102)	(711,685)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(550,248)	(105,127)	(162,954)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(6,305,813)	(669,830)	(95,460)

Income (loss) for tax return purposes, year ended December 31, 2014	$3,095,464	$1,867,090	$2,127,167

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2015 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$930,695	$489,636	$581,498

Operating limited partnership rents received in advance	(1,157)	(74)	(116)

Accrued fund management fees not deducted (deducted) for tax purposes	(1,523,273)	(183,148)	-

Other	2,487,075	2,460,881	629,366

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(435,970)	(400,659)	(110,857)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(81,697)	(81,919)	(118,551)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(4,669,536)	(342,148)	(528,839)

Income (loss) for tax return purposes, year ended December 31, 2014	$(3,293,863)	$1,942,569	$452,501

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2015, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2014	$(28,773,464)	$(6,939,252)	$(10,360,889)

Estimated share of loss for the three months ended March 31, 2015	(562,650)	(76,193)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	27,893,359	6,350,536	8,177,820

Impairment loss in investment in operating limited partnerships	(4,659,927)	(747,267)	(1,326,748)

Historic tax credits	5,325,806	-	1,844,836

Other	776,876	1,412,176	1,664,981

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2015, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2014	$(4,434,830)	$(4,780,042)	$(2,258,451)

Estimated share of loss for the three months ended March 31, 2015	(230,032)	(237,589)	(18,836)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	5,187,226	5,062,616	3,115,161

Impairment loss in investment in operating limited partnerships	(1,311,848)	(963,351)	(310,713)

Historic tax credits	1,100,310	2,062,333	318,327

Other	(310,826)	(1,143,967)	(845,488)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

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

March 31, 2015 and 2014

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2015 and 2014

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2015.

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

NOTE G - SUBSEQUENT EVENTS

Subsequent to March 31, 2015, the Fund has entered into agreements to either sell or transfer its  interests in two operating limited partnerships, all of which closed by June 2015.  The sales price and other terms for the disposition of the operating limited partnerships has been determined.  The proceeds received for the operating limited partnerships were $4,402,258 The gain on the dispositions of these operating limited partnerships was $4,308,769 and was recognized in the first quarter of the fiscal year ended 2016.

F-64