Form 10-K, Exhibit 13
period 2016-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2016-06-23
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND III

LIMITED PARTNERSHIP -

SERIES 15 THROUGH SERIES 19

MARCH 31, 2016 AND 2015

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

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19 (the "Partnership"), in total and for each series, as of March 31, 2016 and 2015, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2016. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III Limited Partnership - Series 15 through Series 19, in total and for each series, as of March 31, 2016 and 2015, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 23, 2016

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2016 and 2015

	Total
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,783,433	$2,523,234
Other assets	-	357,489

	$1,783,433	$2,880,723

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$60,728	$28,234
Accounts payable - affiliates	15,273,764	16,781,463
Capital contributions payable	76,455	76,455

	15,410,947	16,886,152

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,902,747 and 21,936,787 outstanding at March 31, 2016 and 2015, respectively	(11,735,510)	(12,054,726)
General partner	(1,892,004)	(1,950,703)

	(13,627,514)	(14,005,429)

	$1,783,433	$2,880,723

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 15
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$116,858	$414,859
Other assets	-	-

	$116,858	$414,859

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$12,744	$6,246
Accounts payable - affiliates	3,004,401	3,695,825
Capital contributions payable	-	-

	3,017,145	3,702,071

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,848,900 and 3,858,400 outstanding at March 31, 2016 and 2015, respectively	(2,549,095)	(2,932,151)
General partner	(351,192)	(355,061)

	(2,900,287)	(3,287,212)

	$116,858	$414,859

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 16
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$381,450	$221,108
Other assets	-	-

	$381,450	$221,108

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$10,987	$4,488
Accounts payable - affiliates	8,130,679	8,036,400
Capital contributions payable	50,008	50,008

	8,191,674	8,090,896

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,404,500 and 5,411,800 outstanding at March 31, 2016 and 2015, respectively	(7,265,514)	(7,324,482)
General partner	(544,710)	(545,306)

	(7,810,224)	(7,869,788)

	$381,450	$221,108

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 17
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$640,398	$197,779
Other assets	-	2,200

	$640,398	$199,979

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$16,499	$10,000
Accounts payable - affiliates	-	685,587
Capital contributions payable	7,893	7,893

	24,392	703,480

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,972,947 and 4,980,687 outstanding at March 31, 2016 and 2015, respectively	982,053	(81,517)
General partner	(366,047)	(421,984)

	616,006	(503,501)

	$640,398	$199,979

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 18
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$353,832	$306,518
Other assets	-	355,289

	$353,832	$661,807

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$6,499	$-
Accounts payable - affiliates	4,138,684	4,363,651
Capital contributions payable	18,554	18,554

	4,163,737	4,382,205

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued 3,605,200 and 3,612,200 outstanding at March 31, 2016 and 2015, respectively	(3,461,578)	(3,372,966)
General partner	(348,327)	(347,432)

	(3,809,905)	(3,720,398)

	$353,832	$661,807

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2016 and 2015

	Series 19
	2016	2015
ASSETS

OTHER ASSETS
Cash and cash equivalents	$290,895	$1,382,970
Other assets	-	-

	$290,895	$1,382,970

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$13,999	$7,500
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	13,999	7,500

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2016 and 2015	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued 4,071,200 and 4,073,700 outstanding at March 31, 2016 and 2015, respectively	558,624	1,656,390
General partner	(281,728)	(280,920)

	276,896	1,375,470

	$290,895	$1,382,970

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2016 and 2015

	Total
	2016	2015
Income
Interest income	$8,297	$4,073
Other income	60,748	35,525

Total income	69,045	39,598

Share of income from operating limited partnerships	6,416,089	3,170,953

Expenses
Professional fees	243,551	148,554
Partnership management fee	248,919	360,887
General and administrative expenses	122,754	105,035

	615,224	614,476

NET INCOME (LOSS)	$5,869,910	$2,596,075

Net income (loss) allocated to general partner	$58,699	$25,961

Net income (loss) allocated to limited partners	$5,811,211	$2,570,114

Net income (loss) per BAC	$0.27	$0.12

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 15
	2016	2015
Income
Interest income	$831	$601
Other income	321	321

Total income	1,152	922

Share of income from operating limited partnerships	465,691	700,342

Expenses
Professional fees	91,209	29,830
Partnership management fee	(34,839)	60,456
General and administrative expenses	23,548	20,017

	79,918	110,303

NET INCOME (LOSS)	$386,925	$590,961

Net income (loss) allocated to general partner	$3,869	$5,910

Net income (loss) allocated to limited partners	$383,056	$585,051

Net income (loss) per BAC	$0.10	$0.15

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 16
	2016	2015
Income
Interest income	$648	$503
Other income	401	861

Total income	1,049	1,364

Share of income from operating limited partnerships	243,000	254,999

Expenses
Professional fees	44,634	35,237
Partnership management fee	110,286	192,900
General and administrative expenses	29,565	24,941

	184,485	253,078

NET INCOME (LOSS)	$59,564	$3,285

Net income (loss) allocated to general partner	$596	$33

Net income (loss) allocated to limited partners	$58,968	$3,252

Net income (loss) per BAC	$0.01	$0.00

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 17
	2016	2015
Income
Interest income	$4,537	$789
Other income	20,320	4,080

Total income	24,857	4,869

Share of income from operating limited partnerships	5,692,104	1,138,960

Expenses
Professional fees	35,996	34,927
Partnership management fee	61,150	156,575
General and administrative expenses	26,113	21,632

	123,259	213,134

NET INCOME (LOSS)	$5,593,702	$930,695

Net income (loss) allocated to general partner	$55,937	$9,307

Net income (loss) allocated to limited partners	$5,537,765	$921,388

Net income (loss) per BAC	$1.11	$0.18

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 18
	2016	2015
Income
Interest income	$484	$418
Other income	39,558	30,180

Total income	40,042	30,598

Share of income from operating limited partnerships	15,294	571,930

Expenses
Professional fees	43,022	27,332
Partnership management fee	80,498	67,583
General and administrative expenses	21,323	17,977

	144,843	112,892

NET INCOME (LOSS)	$(89,507)	$489,636

Net income (loss) allocated to general partner	$(895)	$4,896

Net income (loss) allocated to limited partners	$(88,612)	$484,740

Net income (loss) per BAC	$(0.02)	$0.13

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 19
	2016	2015
Income
Interest income	$1,797	$1,762
Other income	148	83

Total income	1,945	1,845

Share of income from operating limited partnerships	-	504,722

Expenses
Professional fees	28,690	21,228
Partnership management fee	31,824	(116,627)
General and administrative expenses	22,205	20,468

	82,719	(74,931)

NET INCOME (LOSS)	$(80,774)	$581,498

Net income (loss) allocated to general partner	$(808)	$5,815

Net income (loss) allocated to limited partners	$(79,966)	$575,683

Net income (loss) per BAC	$(0.02)	$0.14

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2016 and 2015

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2014	$(14,624,840)	$(1,976,664)	$(16,601,504)

Net income (loss)	2,570,114	25,961	2,596,075

Partners’ capital (deficit), March 31, 2015	(12,054,726)	(1,950,703)	(14,005,429)

Distributions to partners	(5,491,995)	-	(5,491,995)

Net income (loss)	5,811,211	58,699	5,869,910

Partners’ capital (deficit), March 31, 2016	$(11,735,510)	$(1,892,004)	$(13,627,514)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2014	$(3,517,202)	$(360,971)	$(3,878,173)

Net income (loss)	585,051	5,910	590,961

Partners’ capital (deficit), March 31, 2015	(2,932,151)	(355,061)	(3,287,212)

Distributions to partners	-	-	-

Net income (loss)	383,056	3,869	386,925

Partners’ capital (deficit), March 31, 2016	$(2,549,095)	$(351,192)	$(2,900,287)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2014	$(7,327,734)	$(545,339)	$(7,873,073)

Net income (loss)	3,252	33	3,285

Partners’ capital (deficit), March 31, 2015	(7,324,482)	(545,306)	(7,869,788)

Distributions to partners	-	-	-

Net income (loss)	58,968	596	59,564

Partners’ capital (deficit), March 31, 2016	$(7,265,514)	$(544,710)	$(7,810,224)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2014	$(1,002,905)	$(431,291)	$(1,434,196)

Net income (loss)	921,388	9,307	930,695

Partners’ capital (deficit), March 31, 2015	(81,517)	(421,984)	(503,501)

Distributions to partners	(4,474,195)	-	(4,474,195)

Net income (loss)	5,537,765	55,937	5,593,702

Partners’ capital (deficit), March 31, 2016	$982,053	$(366,047)	$616,006

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2014	$(3,857,706)	$(352,328)	$(4,210,034)

Net income (loss)	484,740	4,896	489,636

Partners’ capital (deficit), March 31, 2015	(3,372,966)	(347,432)	(3,720,398)

Distributions to partners	-	-	-

Net income (loss)	(88,612)	(895)	(89,507)

Partners’ capital (deficit), March 31, 2016	$(3,461,578)	$(348,327)	$(3,809,905)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2016 and 2015

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2014	$1,080,707	$(286,735)	$793,972

Net income (loss)	575,683	5,815	581,498

Partners’ capital (deficit), March 31, 2015	1,656,390	(280,920)	1,375,470

Distributions to partners	(1,017,800)	-	(1,017,800)

Net income (loss)	(79,966)	(808)	(80,774)

Partners’ capital (deficit), March 31, 2016	$558,624	$(281,728)	$276,896

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2016 and 2015

	Total
	2016	2015
Cash flows from operating activities
Net income (loss)	$5,869,910	$2,596,075
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(6,416,089)	(3,170,953)
Changes in assets and liabilities
Other assets	52,200	(50,000)
Accounts payable and accrued expenses	32,494	5,000
Accounts payable - affiliates	(1,507,699)	(2,008,044)

Net cash provided by (used in) operating activities	(1,969,184)	(2,627,922)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	6,721,378	2,856,845

Net cash provided by investing activities	6,721,378	2,856,845

Cash flows from financing activities
Distributions to partners	(5,491,995)	-

Net cash used in financing activities	(5,491,995)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(739,801)	228,923

Cash and cash equivalents, beginning	2,523,234	2,294,311

Cash and cash equivalents, end	$1,783,433	$2,523,234

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 15
	2016	2015
Cash flows from operating activities
Net income (loss)	$386,925	$590,961
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(465,691)	(700,342)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	6,498	5,000
Accounts payable - affiliates	(691,424)	(342,524)

Net cash provided by (used in) operating activities	(763,692)	(446,905)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	465,691	700,342

Net cash provided by investing activities	465,691	700,342

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(298,001)	253,437

Cash and cash equivalents, beginning	414,859	161,422

Cash and cash equivalents, end	$116,858	$414,859

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 16
	2016	2015
Cash flows from operating activities
Net income (loss)	$59,564	$3,285
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(243,000)	(254,999)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	6,499	-
Accounts payable - affiliates	94,279	40,901

Net cash provided by (used in) operating activities	(82,658)	(210,813)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	243,000	254,999

Net cash provided by investing activities	243,000	254,999

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	160,342	44,186

Cash and cash equivalents, beginning	221,108	176,922

Cash and cash equivalents, end	$381,450	$221,108

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 17
	2016	2015
Cash flows from operating activities
Net income (loss)	$5,593,702	$930,695
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(5,692,104)	(1,138,960)
Changes in assets and liabilities
Other assets	2,200	-
Accounts payable and accrued expenses	6,499	-
Accounts payable - affiliates	(685,587)	(1,523,273)

Net cash provided by (used in) operating activities	(775,290)	(1,731,538)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	5,692,104	1,130,141

Net cash provided by investing activities	5,692,104	1,130,141

Cash flows from financing activities
Distributions to partners	(4,474,195)	-

Net cash used in financing activities	(4,474,195)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	442,619	(601,397)

Cash and cash equivalents, beginning	197,779	799,176

Cash and cash equivalents, end	$640,398	$197,779

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 18
	2016	2015
Cash flows from operating activities
Net income (loss)	$(89,507)	$489,636
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(15,294)	(571,930)
Changes in assets and liabilities
Other assets	50,000	(50,000)
Accounts payable and accrued expenses	6,499	-
Accounts payable - affiliates	(224,967)	(183,148)

Net cash provided by (used in) operating activities	(273,269)	(315,442)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	320,583	266,641

Net cash provided by investing activities	320,583	266,641

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	47,314	(48,801)

Cash and cash equivalents, beginning	306,518	355,319

Cash and cash equivalents, end	$353,832	$306,518

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2016 and 2015

	Series 19
	2016	2015
Cash flows from operating activities
Net income (loss)	$(80,774)	$581,498
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	(504,722)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	6,499	-
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(74,275)	76,776

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	504,722

Net cash provided by investing activities	-	504,722

Cash flows from financing activities
Distributions to partners	(1,017,800)	-

Net cash used in financing activities	(1,017,800)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,092,075)	581,498

Cash and cash equivalents, beginning	1,382,970	801,472

Cash and cash equivalents, end	$290,895	$1,382,970

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2016 and 2015

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2016 and 2015 are as follows:

	Issued		Outstanding
	2016	2015	2016	2015
Series 15	3,870,500	3,870,500	3,848,900	3,858,400
Series 16	5,429,402	5,429,402	5,404,500	5,411,800
Series 17	5,000,000	5,000,000	4,972,947	4,980,687
Series 18	3,616,200	3,616,200	3,605,200	3,612,200
Series 19	4,080,000	4,080,000	4,071,200	4,073,700
	21,996,102	21,996,102	21,902,747	21,936,787

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

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2016	2015
Series 15	$12,394	$35,843
Series 16	246	246
Series 17	-	11,292
Series 18	24,343	40,468
Series 19	25,120	25,120
	$62,103	$112,969

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2016 and 2015, the Fund did not record an impairment loss.

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

Recent Accounting Pronouncement

In February, 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations, and securitization structures. ASU 2015-02 simplified and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model), and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 will be effective for periods beginning after December 15, 2015. The Fund has determined that there is no material impact to its financial statements as a result of this guidance.

F-32

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2012 remain open.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2016 and 2015 are as follows:

	2016	2015
Series 15	3,856,025	3,864,025
Series 16	5,409,975	5,420,277
Series 17	4,978,752	4,992,087
Series 18	3,610,450	3,615,200
Series 19	4,073,075	4,078,425
	21,928,277	21,970,014

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On June 1, 2016, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. We expect to complete the sale of the apartment complexes approximately three to five years after the BAC holders approval of the Plan, which was June 1, 2016. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2016, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2016 and 2015, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2016 and 2015, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

	2016
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$52,742	$87,581	$(34,839)
Series 16	176,280	65,994	110,286
Series 17	106,247	45,097	61,150
Series 18	95,616	15,118	80,498
Series 19	35,172	3,348	31,824
	$466,057	$217,138	$248,919

	2015
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$100,089	$39,633	$60,456
Series 16	213,899	20,999	192,900
Series 17	177,082	20,507	156,575
Series 18	158,493	90,910	67,583
Series 19	52,123	168,750	(116,627)
	$701,686	$340,799	$360,887

The partnership management fees paid for the years ended March 31, 2016 and 2015 are as follows:

	2016	2015
Series 15	$744,166	$442,613
Series 16	82,001	172,998
Series 17	156,472	1,700,355
Series 18	320,583	341,641
Series 19	35,172	52,123
	$1,338,394	$2,709,730

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2016 and 2015, total partnership management fees accrued were $15,273,764 and $16,146,101, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in accounts payable-affiliates. During the years ended March 31, 2016 and 2015 there were no advances, and $635,362 was repaid to an affiliate of the general partner of the Fund during the year ended March 31, 2016. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2016 and 2015 are as follows:

	2016	2015
Series 15	$-	$-
Series 16	-	-
Series 17	-	635,362
Series 18	-	-
Series 19	-	-
	$-	$635,362

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2016 and 2015 charged to each series’ operations are as follows:

	2016	2015
Series 15	$16,250	$12,839
Series 16	18,952	15,146
Series 17	16,959	13,178
Series 18	20,942	11,767
Series 19	15,253	12,937
	$88,356	$65,867

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

Accounts payable - affiliates at March 31, 2016 and 2015 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2016 and 2015, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2016 and 2015 by series are as follows:

	2016	2015
Series 15	14	18
Series 16	20	21
Series 17	9	13
Series 18	12	12
Series 19	6	6
	61	70

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

During the year ended March 31, 2016 the Fund disposed of nine operating limited partnerships and the Fund received additional proceeds from one operating limited partnership disposed of in the prior year.

A summary of the dispositions by Series for March 31, 2016 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	3	1	$465,691	$465,691
Series 16	1	-	243,000	243,000
Series 17	3	1	5,692,104	5,692,104
Series 18	-	-	320,583	15,294
Series 19	-	-	-	-
Total	7	2	$6,721,378	$6,416,089

* Fund proceeds from disposition include $305,289 which was receivable as of March 31,

2015 for Series 18.

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

March 31, 2016 and 2015

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

The contributions payable to operating limited partnerships at March 31, 2016 and 2015 by series are as follows:

	2016	2015
Series 15	$-	$-
Series 16	50,008	50,008
Series 17	7,893	7,893
Series 18	18,554	18,554
Series 19	-	-
	$76,455	$76,455

F-39

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$23,352,308	$3,950,299	$8,042,810

Acquisition costs of operating limited partnerships	3,125,005	564,428	1,016,280

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(62,998)	(3,252)	(12,055)

Cumulative impairment loss in investment in operating limited partnerships	(3,397,130)	(189,424)	(1,326,748)

Cumulative losses from operating limited partnerships	(22,980,730)	(4,322,051)	(7,720,287)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A)	(188,624)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(407,477)	(52,671)	(120,021)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	437,128	48,582	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(27,468,772)	(5,078,894)	(9,143,256)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	142,774	53,151	71,626

Cumulative impairment loss in investment in operating limited partnerships	3,397,130	189,424	1,326,748

Other	(57,517)	(77,698)	289,887

Equity per operating limited partnerships’ combined financial statements	$(24,145,358)	$(4,932,352)	$(7,668,936)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$3,742,894	$5,630,054	$1,986,251

Acquisition costs of operating limited partnerships	508,772	777,180	258,345

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(16,559)	(27,368)	(3,764)

Cumulative impairment loss in investment in operating limited partnerships	(606,894)	(963,351)	(310,713)

Cumulative losses from operating limited partnerships	(3,628,213)	(5,380,060)	(1,930,119)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A)	(55,606)	(5,588)	(19,264)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(207,388)	-	(27,397)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	132,121	237,589	18,836

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(4,426,234)	(5,555,949)	(3,264,439)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	6,706	11,291	-

Cumulative impairment loss in investment in operating limited partnerships	606,894	963,351	310,713

Other	(14,211)	(203,969)	(51,526)

Equity per operating limited partnerships’ combined financial statements	$(3,957,718)	$(4,553,275)	$(3,033,077)

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2015 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	29,156,965	$5,627,740	$8,577,657

Acquisition costs of operating limited partnerships	4,002,609	816,855	1,097,497

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(66,361)	(4,207)	(12,055)

Cumulative impairment loss in investment in operating limited partnerships	(4,659,927)	(747,267)	(1,326,748)

Cumulative losses from operating limited partnerships	(28,396,831)	(5,693,121)	(8,336,351)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2015 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2014 (see note A)	(188,624)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2015 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(447,290)	(92,484)	(120,021)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	562,650	76,193	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$29,568,305	$4,806,190	$11,930,712

Land	3,903,489	684,856	1,288,687

Other assets	10,795,084	2,285,357	5,278,428

	$44,266,878	$7,776,403	$18,497,827

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$60,384,689	$12,126,820	$21,602,240

Accounts payable and accrued expenses	5,192,518	206,977	3,687,571

Other liabilities	2,831,188	246,198	713,482

	68,408,395	12,579,995	26,003,293
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(24,145,358)	(4,932,352)	(7,668,936)
Other partners	3,841	128,760	163,470

	(24,141,517)	(4,803,592)	(7,505,466)

	$44,266,878	$7,776,403	$18,497,827

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2015 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$5,080,072	$5,800,183	$1,951,148

Land	803,500	856,966	269,480

Other assets	1,471,554	1,226,998	532,747

	$7,355,126	$7,884,147	$2,753,375

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$10,083,602	$11,609,745	$4,962,282

Accounts payable and accrued expenses	671,726	399,968	226,276

Other liabilities	613,348	637,481	620,679

	11,368,676	12,647,194	5,809,237
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(3,957,718)	(4,553,275)	(3,033,077)
Other partners	(55,832)	(209,772)	(22,785)

	(4,013,550)	(4,763,047)	(3,055,862)

	$7,355,126	$7,884,147	$2,753,375

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$11,658,113	$2,327,630	$4,340,062
Interest and other	235,310	53,301	74,305

	11,893,423	2,380,931	4,414,367
Expenses
Interest	1,563,789	313,200	639,443
Depreciation and amortization	3,046,486	567,614	1,100,806
Taxes and insurance	1,438,962	271,110	506,221
Repairs and maintenance	2,987,124	589,873	1,153,404
Operating expenses	4,895,146	1,018,576	1,715,871
Other expenses	481,170	13,440	409,866

	14,412,677	2,773,813	5,525,611

NET LOSS	$(2,519,254)	$(392,882)	$(1,111,244)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(2,484,936)	$(400,421)	$(1,077,035)

Net Income (Loss) allocated to other partners	$(34,318)	$7,539	$(34,209)

*	Amounts include $400,421, $1,077,035, $347,353, $510,849, and $149,278 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2015 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$2,108,018	$2,138,321	$744,082
Interest and other	31,733	52,578	23,393

	2,139,751	2,190,899	767,475
Expenses
Interest	214,868	311,058	85,220
Depreciation and amortization	657,895	554,454	165,717
Taxes and insurance	250,360	308,858	102,413
Repairs and maintenance	449,230	594,393	200,224
Operating expenses	911,272	885,941	363,486
Other expenses	12,000	44,664	1,200

	2,495,625	2,699,368	918,260

NET LOSS	$(355,874)	$(508,469)	$(150,785)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(347,353)	$(510,849)	$(149,278)

Net Income (Loss) allocated to other partners	$(8,521)	$2,380	$(1,507)

*	Amounts include $400,421, $1,077,035, $347,353, $510,849, and $149,278 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$5,869,910	$386,925	$59,564

Operating limited partnership rents received in advance	41	(1,731)	-

Accrued fund management fees not deducted (deducted) for tax purposes	(872,337)	(691,424)	94,279

Other	9,102,061	2,146,122	449,774

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(2,484,936)	(400,421)	(1,077,035)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(432,684)	(63,505)	(156,524)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(6,236,798)	38,200	(408,306)

Income (loss) for tax return purposes, year ended December 31, 2015	$4,945,257	$1,414,166	$(1,038,248)

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2016 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$5,593,702	$(89,507)	$(80,774)

Operating limited partnership rents received in advance	(1,474)	2,767	479

Accrued fund management fees not deducted (deducted) for tax purposes	(50,225)	(224,967)	-

Other	6,613,088	(143,620)	36,697

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(347,353)	(510,849)	(149,278)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(20,175)	(73,921)	(118,559)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(5,619,894)	(240,563)	(6,235)

Income (loss) for tax return purposes, year ended December 31, 2015	$6,167,669	$(1,280,660)	$(317,670)

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2016, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2015	$(29,261,568)	$(5,701,029)	$(11,373,043)

Estimated share of loss for the three months ended March 31, 2016	(437,128)	(48,582)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	27,468,772	5,078,894	9,143,256

Impairment loss in investment in operating limited partnerships	(3,397,130)	(189,424)	(1,326,748)

Historic tax credits	5,325,806	-	1,844,836

Other	301,248	860,141	1,711,699

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2016, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2015	$(3,872,136)	$(5,826,248)	$(2,489,112)

Estimated share of loss for the three months ended March 31, 2016	(132,121)	(237,589)	(18,836)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	4,426,234	5,555,949	3,264,439

Impairment loss in investment in operating limited partnerships	(606,894)	(963,351)	(310,713)

Historic tax credits	1,100,310	2,062,333	318,327

Other	(915,393)	(591,094)	(764,105)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

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

March 31, 2016 and 2015

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2016 and 2015

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2016.

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