Form 10-K, Exhibit 13
period 2017-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2017-06-23
CIK 879555

Exhibit 13

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOSTON CAPITAL TAX CREDIT FUND III L.P.

SERIES 15 THROUGH SERIES 19

MARCH 31, 2017 AND 2016

Boston Capital Tax Credit Fund III L.P.

 Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund III L.P.

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19 (the "Partnership"), in total and for each series, as of March 31, 2017 and 2016, and the related statements of operations, partners' capital (deficit) and cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2017. The Partnership's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

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

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Capital Tax Credit Fund III L.P. - Series 15 through Series 19, in total and for each series, as of March 31, 2017 and 2016, and the results of its operations and its cash flows for the total Partnership and for each series for each of the years in the two-year period ended March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

COHNREZNICK LLP

Bethesda, Maryland
June 23, 2017

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2017 and 2016

	Total
	2017	2016
ASSETS

OTHER ASSETS
Cash and cash equivalents	$1,460,257	$1,783,433

	$1,460,257	$1,783,433

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$27,746	$60,728
Accounts payable - affiliates	15,299,405	15,273,764
Capital contributions payable	26,447	76,455

	15,353,598	15,410,947

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,843,147 and 21,902,747 outstanding at March 31, 2017 and 2016, respectively	(11,998,679)	(11,735,510)
General partner	(1,894,662)	(1,892,004)

	(13,893,341)	(13,627,514)

	$1,460,257	$1,783,433

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 15
	2017	2016
ASSETS

OTHER ASSETS
Cash and cash equivalents	$64,641	$116,858

	$64,641	$116,858

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$6,246	$12,744
Accounts payable - affiliates	3,039,294	3,004,401
Capital contributions payable	-	-

	3,045,540	3,017,145

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,830,900 and 3,848,900 outstanding at March 31, 2017 and 2016, respectively	(2,628,901)	(2,549,095)
General partner	(351,998)	(351,192)

	(2,980,899)	(2,900,287)

	$64,641	$116,858

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 16
	2017	2016
ASSETS

OTHER ASSETS
Cash and cash equivalents	$327,901	$381,450

	$327,901	$381,450

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$10,987
Accounts payable - affiliates	8,025,811	8,130,679
Capital contributions payable	-	50,008

	8,025,811	8,191,674

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,392,500 and 5,404,500 outstanding at March 31, 2017 and 2016, respectively	(7,154,323)	(7,265,514)
General partner	(543,587)	(544,710)

	(7,697,910)	(7,810,224)

	$327,901	$381,450

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 17
	2017	2016
ASSETS

OTHER ASSETS
Cash and cash equivalents	$559,787	$640,398

	$559,787	$640,398

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$14,000	$16,499
Accounts payable - affiliates	-	-
Capital contributions payable	7,893	7,893

	21,893	24,392

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,962,947 and 4,972,947 outstanding at March 31, 2017 and 2016, respectively	904,722	982,053
General partner	(366,828)	(366,047)

	537,894	616,006

	$559,787	$640,398

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 18
	2017	2016
ASSETS

OTHER ASSETS
Cash and cash equivalents	$318,027	$353,832

	$318,027	$353,832

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$6,499
Accounts payable - affiliates	4,234,300	4,138,684
Capital contributions payable	18,554	18,554

	4,252,854	4,163,737

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued 3,598,100 and 3,605,200 outstanding at March 31, 2017 and 2016, respectively	(3,585,251)	(3,461,578)
General partner	(349,576)	(348,327)

	(3,934,827)	(3,809,905)

	$318,027	$353,832

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2017 and 2016

	Series 19
	2017	2016
ASSETS

OTHER ASSETS
Cash and cash equivalents	$189,901	$290,895

	$189,901	$290,895

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$7,500	$13,999
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	7,500	13,999

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2017 and 2016	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued 4,058,700 and 4,071,200 outstanding at March 31, 2017 and 2016, respectively	465,074	558,624
General partner	(282,673)	(281,728)

	182,401	276,896

	$189,901	$290,895

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2017 and 2016

	Total
	2017	2016
Income
Interest income	$2,969	$8,297
Other income	27,005	60,748

Total income	29,974	69,045

Share of income from operating limited partnerships	402,562	6,416,089

Expenses
Professional fees	152,076	243,551
Partnership management fee	333,848	248,919
General and administrative expenses	212,439	122,754

	698,363	615,224

NET INCOME (LOSS)	$(265,827)	$5,869,910

Net income (loss) allocated to general partner	$(2,658)	$58,699

Net income (loss) allocated to limited partners	$(263,169)	$5,811,211

Net income (loss) per BAC	$(0.01)	$0.26

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 15
	2017	2016
Income
Interest income	$279	$831
Other income	321	321

Total income	600	1,152

Share of income from operating limited partnerships	16,000	465,691

Expenses
Professional fees	32,907	91,209
Partnership management fee	24,931	(34,839)
General and administrative expenses	39,374	23,548

	97,212	79,918

NET INCOME (LOSS)	$(80,612)	$386,925

Net income (loss) allocated to general partner	$(806)	$3,869

Net income (loss) allocated to limited partners	$(79,806)	$383,056

Net income (loss) per BAC	$(0.02)	$0.10

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 16
	2017	2016
Income
Interest income	$1,031	$648
Other income	603	401

Total income	1,634	1,049

Share of income from operating limited partnerships	316,084	243,000

Expenses
Professional fees	33,916	44,634
Partnership management fee	120,878	110,286
General and administrative expenses	50,610	29,565

	205,404	184,485

NET INCOME (LOSS)	$112,314	$59,564

Net income (loss) allocated to general partner	$1,123	$596

Net income (loss) allocated to limited partners	$111,191	$58,968

Net income (loss) per BAC	$0.02	$0.01

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 17
	2017	2016
Income
Interest income	$1,104	$4,537
Other income	7,500	20,320

Total income	8,604	24,857

Share of income from operating limited partnerships	70,478	5,692,104

Expenses
Professional fees	35,993	35,996
Partnership management fee	75,151	61,150
General and administrative expenses	46,050	26,113

	157,194	123,259

NET INCOME (LOSS)	$(78,112)	$5,593,702

Net income (loss) allocated to general partner	$(781)	$55,937

Net income (loss) allocated to limited partners	$(77,331)	$5,537,765

Net income (loss) per BAC	$(0.02)	$1.11

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 18
	2017	2016
Income
Interest income	$248	$484
Other income	16,933	39,558

Total income	17,181	40,042

Share of income from operating limited partnerships	-	15,294

Expenses
Professional fees	26,654	43,022
Partnership management fee	79,966	80,498
General and administrative expenses	35,483	21,323

	142,103	144,843

NET INCOME (LOSS)	$(124,922)	$(89,507)

Net income (loss) allocated to general partner	$(1,249)	$(895)

Net income (loss) allocated to limited partners	$(123,673)	$(88,612)

Net income (loss) per BAC	$(0.03)	$(0.02)

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 19
	2017	2016
Income
Interest income	$307	$1,797
Other income	1,648	148

Total income	1,955	1,945

Share of income from operating limited partnerships	-	-

Expenses
Professional fees	22,606	28,690
Partnership management fee	32,922	31,824
General and administrative expenses	40,922	22,205

	96,450	82,719

NET INCOME (LOSS)	$(94,495)	$(80,774)

Net income (loss) allocated to general partner	$(945)	$(808)

Net income (loss) allocated to limited partners	$(93,550)	$(79,966)

Net income (loss) per BAC	$(0.02)	$(0.02)

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2017 and 2016

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2015	$(12,054,726)	$(1,950,703)	$(14,005,429)

Distributions to partners	(5,491,995)	-	(5,491,995)

Net income (loss)	5,811,211	58,699	5,869,910

Partners’ capital (deficit), March 31, 2016	(11,735,510)	(1,892,004)	(13,627,514)

Net income (loss)	(263,169)	(2,658)	(265,827)

Partners’ capital (deficit), March 31, 2017	$(11,998,679)	$(1,894,662)	$(13,893,341)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2015	$(2,932,151)	$(355,061)	$(3,287,212)

Distributions to partners	-	-	-

Net income (loss)	383,056	3,869	386,925

Partners’ capital (deficit), March 31, 2016	(2,549,095)	(351,192)	(2,900,287)

Net income (loss)	(79,806)	(806)	(80,612)

Partners’ capital (deficit), March 31, 2017	$(2,628,901)	$(351,998)	$(2,980,899)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2015	$(7,324,482)	$(545,306)	$(7,869,788)

Distributions to partners	-	-	-

Net income (loss)	58,968	596	59,564

Partners’ capital (deficit), March 31, 2016	(7,265,514)	(544,710)	(7,810,224)

Net income (loss)	111,191	1,123	112,314

Partners’ capital (deficit), March 31, 2017	$(7,154,323)	$(543,587)	$(7,697,910)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2015	$(81,517)	$(421,984)	$(503,501)

Distributions to partners	(4,474,195)	-	(4,474,195)

Net income (loss)	5,537,765	55,937	5,593,702

Partners’ capital (deficit), March 31, 2016	982,053	(366,047)	616,006

Net income (loss)	(77,331)	(781)	(78,112)

Partners’ capital (deficit), March 31, 2017	$904,722	$(366,828)	$537,894

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2015	$(3,372,966)	$(347,432)	$(3,720,398)

Distributions to partners	-	-	-

Net income (loss)	(88,612)	(895)	(89,507)

Partners’ capital (deficit), March 31, 2016	(3,461,578)	(348,327)	(3,809,905)

Net income (loss)	(123,673)	(1,249)	(124,922)

Partners’ capital (deficit), March 31, 2017	$(3,585,251)	$(349,576)	$(3,934,827)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2017 and 2016

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2015	$1,656,390	$(280,920)	$1,375,470

Distributions to partners	(1,017,800)	-	(1,017,800)

Net income (loss)	(79,966)	(808)	(80,774)

Partners’ capital (deficit), March 31, 2016	558,624	(281,728)	276,896

Net income (loss)	(93,550)	(945)	(94,495)

Partners’ capital (deficit), March 31, 2017	$465,074	$(282,673)	$182,401

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2017 and 2016

	Total
	2017	2016
Cash flows from operating activities
Net income (loss)	$(265,827)	$5,869,910
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(402,562)	(6,416,089)
Changes in assets and liabilities
Other assets	-	52,200
Accounts payable and accrued expenses	(32,982)	32,494
Accounts payable - affiliates	25,641	(1,507,699)

Net cash used in operating activities	(675,730)	(1,969,184)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	352,554	6,721,378

Net cash provided by investing activities	352,554	6,721,378

Cash flows from financing activities
Distributions to partners	-	(5,491,995)

Net cash used in financing activities	-	(5,491,995)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(323,176)	(739,801)

Cash and cash equivalents, beginning	1,783,433	2,523,234

Cash and cash equivalents, end	$1,460,257	$1,783,433

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 15
	2017	2016
Cash flows from operating activities
Net income (loss)	$(80,612)	$386,925
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(16,000)	(465,691)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(6,498)	6,498
Accounts payable - affiliates	34,893	(691,424)

Net cash used in operating activities	(68,217)	(763,692)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	16,000	465,691

Net cash provided by investing activities	16,000	465,691

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(52,217)	(298,001)

Cash and cash equivalents, beginning	116,858	414,859

Cash and cash equivalents, end	$64,641	$116,858

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 16
	2017	2016
Cash flows from operating activities
Net income (loss)	$112,314	$59,564
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(316,084)	(243,000)
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(10,987)	6,499
Accounts payable - affiliates	(104,868)	94,279

Net cash used in operating activities	(319,625)	(82,658)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	266,076	243,000

Net cash provided by investing activities	266,076	243,000

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(53,549)	160,342

Cash and cash equivalents, beginning	381,450	221,108

Cash and cash equivalents, end	$327,901	$381,450

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 17
	2017	2016
Cash flows from operating activities
Net income (loss)	$(78,112)	$5,593,702
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(70,478)	(5,692,104)
Changes in assets and liabilities
Other assets	-	2,200
Accounts payable and accrued expenses	(2,499)	6,499
Accounts payable - affiliates	-	(685,587)

Net cash used in operating activities	(151,089)	(775,290)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	70,478	5,692,104

Net cash provided by investing activities	70,478	5,692,104

Cash flows from financing activities
Distributions to partners	-	(4,474,195)

Net cash used in financing activities	-	(4,474,195)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(80,611)	442,619

Cash and cash equivalents, beginning	640,398	197,779

Cash and cash equivalents, end	$559,787	$640,398

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 18
	2017	2016
Cash flows from operating activities
Net income (loss)	$(124,922)	$(89,507)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	(15,294)
Changes in assets and liabilities
Other assets	-	50,000
Accounts payable and accrued expenses	(6,499)	6,499
Accounts payable - affiliates	95,616	(224,967)

Net cash used in operating activities	(35,805)	(273,269)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	320,583

Net cash provided by investing activities	-	320,583

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(35,805)	47,314

Cash and cash equivalents, beginning	353,832	306,518

Cash and cash equivalents, end	$318,027	$353,832

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2017 and 2016

	Series 19
	2016	2015
Cash flows from operating activities
Net income (loss)	$(94,495)	$(80,774)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	-	-
Changes in assets and liabilities
Other assets	-	-
Accounts payable and accrued expenses	(6,499)	6,499
Accounts payable - affiliates	-	-

Net cash used in operating activities	(100,994)	(74,275)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	-	-

Net cash provided by investing activities	-	-

Cash flows from financing activities
Distributions to partners	-	(1,017,800)

Net cash used in financing activities	-	(1,017,800)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(100,994)	(1,092,075)

Cash and cash equivalents, beginning	290,895	1,382,970

Cash and cash equivalents, end	$189,901	$290,895

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2017 and 2016

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2017 and 2016 are as follows:

	Issued		Outstanding
	2017	2016	2017	2016
Series 15	3,870,500	3,870,500	3,830,900	3,848,900
Series 16	5,429,402	5,429,402	5,392,500	5,404,500
Series 17	5,000,000	5,000,000	4,962,947	4,972,947
Series 18	3,616,200	3,616,200	3,598,100	3,605,200
Series 19	4,080,000	4,080,000	4,058,700	4,071,200
	21,996,102	21,996,102	21,843,147	21,902,747

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

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2017	2016
Series 15	$12,394	$12,394
Series 16	246	246
Series 17	-	-
Series 18	24,343	24,343
Series 19	25,120	25,120
	$62,103	$62,103

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2017 and 2016, the Fund did not record an impairment loss.

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2013 remain open.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2017 and 2016 are as follows:

	2017	2016
Series 15	3,844,400	3,856,025
Series 16	5,401,500	5,409,975
Series 17	4,970,447	4,978,752
Series 18	3,603,425	3,610,450
Series 19	4,068,075	4,073,075
	21,887,847	21,928,277

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On June 1, 2016, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. We expect to complete the sale of the apartment complexes approximately three to five years after the BAC holders approval of the Plan, which was June 1, 2016. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2017, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2017 and 2016, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2017 and 2016, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2017
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$34,893	$9,962	$24,931
Series 16	138,132	17,254	120,878
Series 17	76,248	1,097	75,151
Series 18	95,616	15,650	79,966
Series 19	35,172	2,250	32,922
	$380,061	$46,213	$333,848

	2016
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$52,742	$87,581	$(34,839)
Series 16	176,280	65,994	110,286
Series 17	106,247	45,097	61,150
Series 18	95,616	15,118	80,498
Series 19	35,172	3,348	31,824
	$466,057	$217,138	$248,919

The partnership management fees paid for the years ended March 31, 2017 and 2016 are as follows:

	2017	2016
Series 15	$-	$744,166
Series 16	243,000	82,001
Series 17	76,248	156,472
Series 18	-	320,583
Series 19	35,172	35,172
	$354,420	$1,338,394

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2017 and 2016, total partnership management fees accrued were $15,299,405 and $15,273,764, respectively.

An affiliate of the general partner of the Partnership advanced funds to pay some operating expenses of the Partnership, and to make advances and/or loans to Operating Partnerships. These advances are included in accounts payable-affiliates. During the years ended March 31, 2017 and 2016 there were no advances, and $635,362 was repaid to an affiliate of the general partner of the Fund during the year ended March 31, 2016. The total advances from the affiliate of the general partner to the Operating Partnerships as of March 31, 2017 and 2016 are as follows:

	2017	2016
Series 15	$-	$-
Series 16	-	-
Series 17	-	-
Series 18	-	-
Series 19	-	-
	$-	$-

All payables to affiliates will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the Partnership's interests in Operating Partnerships.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2017 and 2016 charged to each series’ operations are as follows:

	2017	2016
Series 15	$18,807	$16,250
Series 16	22,040	18,952
Series 17	18,755	16,959
Series 18	17,655	20,942
Series 19	17,196	15,253
	$94,453	$88,356

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2017 and 2016 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2017 and 2016, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2017 and 2016 by series are as follows:

	2017	2016
Series 15	13	14
Series 16	17	20
Series 17	5	9
Series 18	12	12
Series 19	6	6
	53	61

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2017 the Fund disposed of eight operating limited partnerships.

A summary of the dispositions by Series for March 31, 2017 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	1	-	$16,000	$16,000
Series 16	2	1	266,076	316,084
Series 17	4	-	70,478	70,478
Series 18	-	-	-	-
Series 19	-	-	-	-
Total	7	1	$352,554	$402,562

* Fund proceeds from disposition does not include $50,008 which was due to a writeoff of capital contributions payable to Series 16.

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

March 31, 2017 and 2016

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

The contributions payable to operating limited partnerships at March 31, 2017 and 2016 by series are as follows:

	2017	2016
Series 15	$-	$-
Series 16	-	50,008
Series 17	7,893	7,893
Series 18	18,554	18,554
Series 19	-	-
	$26,447	$76,455

F-39

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$17,980,764	$3,800,488	$4,254,580

Acquisition costs of operating limited partnerships	2,375,082	541,634	462,972

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(48,902)	(3,252)	(12,055)

Cumulative impairment loss in investment in operating limited partnerships	(2,592,909)	(189,424)	(806,916)

Cumulative losses from operating limited partnerships	(17,677,580)	(4,149,446)	(3,898,581)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A)	(138,624)	(14,246)	(43,920)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(235,949)	(52,671)	(23,359)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	417,413	45,842	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(23,818,955)	(5,101,987)	(6,031,371)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	123,424	53,151	52,276

Cumulative impairment loss in investment in operating limited partnerships	2,592,909	189,424	806,916

Other	(121,642)	(80,970)	276,948

Equity per operating limited partnerships’ combined financial statements	$(21,181,424)	$(4,961,457)	$(4,962,510)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$2,309,391	$5,630,054	$1,986,251

Acquisition costs of operating limited partnerships	334,951	777,180	258,345

Syndication costs from operating limited partnerships	-	(36,455)	-

Cumulative distributions from operating limited partnerships	(2,463)	(27,368)	(3,764)

Cumulative impairment loss in investment in operating limited partnerships	(322,505)	(963,351)	(310,713)

Cumulative losses from operating limited partnerships	(2,319,374)	(5,380,060)	(1,930,119)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A)	(55,606)	(5,588)	(19,264)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(132,522)	-	(27,397)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	115,146	237,589	18,836

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(3,247,701)	(6,037,627)	(3,400,269)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	6,706	11,291	-

Cumulative impairment loss in investment in operating limited partnerships	322,505	963,351	310,713

Other	(45,544)	(218,902)	(53,174)

Equity per operating limited partnerships’ combined financial statements	$(3,037,016)	$(5,049,886)	$(3,170,555)

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2016 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	23,352,308	$3,950,299	$8,042,810

Acquisition costs of operating limited partnerships	3,125,005	564,428	1,016,280

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(62,998)	(3,252)	(12,055)

Cumulative impairment loss in investment in operating limited partnerships	(3,397,130)	(189,424)	(1,326,748)

Cumulative losses from operating limited partnerships	(22,980,730)	(4,322,051)	(7,720,287)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2016 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2015 (see note A)	(188,624)	(14,246)	(93,920)

The Fund has recorded acquisition costs at March 31, 2016 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(407,477)	(52,671)	(120,021)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	437,128	48,582	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$21,761,359	$3,938,014	$8,446,974

Land	3,183,588	635,918	1,094,624

Other assets	7,521,845	2,262,377	3,028,240

	$32,466,792	$6,836,309	$12,569,838

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$49,589,030	$11,286,992	$16,669,540

Accounts payable and accrued expenses	1,586,166	197,651	150,036

Other liabilities	2,459,784	212,111	618,411

	53,634,980	11,696,754	17,437,987
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(21,181,424)	(4,961,457)	(4,962,510)
Other partners	13,236	101,012	94,361

	(21,168,188)	(4,860,445)	(4,868,149)

	$32,466,792	$6,836,309	$12,569,838

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2016 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$2,052,766	$5,505,374	$1,818,231

Land	326,600	856,966	269,480

Other assets	720,476	1,055,463	455,289

	$3,099,842	$7,417,803	$2,543,000

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$5,206,589	$11,504,690	$4,921,219

Accounts payable and accrued expenses	537,964	469,370	231,145

Other liabilities	296,885	743,446	588,931

	6,041,438	12,717,506	5,741,295
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(3,037,016)	(5,049,886)	(3,170,555)
Other partners	95,420	(249,817)	(27,740)

	(2,941,596)	(5,299,703)	(3,198,295)

	$3,099,842	$7,417,803	$2,543,000

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$9,571,913	$2,224,484	$3,175,002
Interest and other	217,504	51,642	65,374

	9,789,417	2,276,126	3,240,376
Expenses
Interest	1,145,891	289,161	344,749
Depreciation and amortization	2,341,880	529,311	705,289
Taxes and insurance	1,175,081	243,240	368,219
Repairs and maintenance	2,450,999	483,523	889,590
Operating expenses	3,928,968	914,759	1,242,744
Other expenses	84,514	11,522	13,222

	11,127,333	2,471,516	3,563,813

NET LOSS	$(1,337,916)	$(195,390)	$(323,437)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,407,777)	$(205,277)	$(398,454)

Net Income (Loss) allocated to other partners	$69,861	$9,887	$75,017

*	Amounts include $205,277, $398,454, $183,320, $484,896, and $135,830 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2016 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$1,270,718	$2,149,400	$752,309
Interest and other	24,089	54,446	21,953

	1,294,807	2,203,846	774,262
Expenses
Interest	124,149	306,460	81,372
Depreciation and amortization	387,177	554,151	165,952
Taxes and insurance	158,094	298,451	107,077
Repairs and maintenance	263,229	608,437	206,220
Operating expenses	538,332	883,491	349,642
Other expenses	9,000	49,570	1,200

	1,479,981	2,700,560	911,463

NET LOSS	$(185,174)	$(496,714)	$(137,201)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(183,320)	$(484,896)	$(135,830)

Net Income (Loss) allocated to other partners	$(1,854)	$(11,818)	$(1,371)

*	Amounts include $205,277, $398,454, $183,320, $484,896, and $135,830 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$(265,827)	$(80,612)	$112,314

Operating limited partnership rents received in advance	(630)	(566)	-

Accrued fund management fees not deducted (deducted) for tax purposes	25,641	34,893	(104,868)

Other	5,890,488	481,964	3,478,500

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,407,777)	(205,277)	(398,454)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(433,030)	(58,090)	(188,917)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(733,778)	(531,704)	(90,001)

Income (loss) for tax return purposes, year ended December 31, 2016	$3,075,087	$(359,392)	$2,808,574

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2017 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$(78,112)	$(124,922)	$(94,495)

Operating limited partnership rents received in advance	(851)	787	-

Accrued fund management fees not deducted (deducted) for tax purposes	-	95,616	-

Other	1,643,453	229,138	57,433

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(183,320)	(484,896)	(135,830)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(4,086)	(60,486)	(121,451)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(91,612)	142	(20,603)

Income (loss) for tax return purposes, year ended December 31, 2016	$1,285,472	$(344,621)	$(314,946)

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

March 31, 2017 and 2016

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2017, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2016	$(25,676,778)	$(5,498,998)	$(8,845,040)

Estimated share of loss for the three months ended March 31, 2017	(417,413)	(45,842)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	23,818,955	5,101,987	6,031,371

Impairment loss in investment in operating limited partnerships	(2,592,909)	(189,424)	(806,916)

Historic tax credits	5,325,806	-	1,844,836

Other	(457,661)	632,277	1,775,749

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2017, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2016	$(2,502,075)	$(6,141,705)	$(2,688,960)

Estimated share of loss for the three months ended March 31, 2017	(115,146)	(237,589)	(18,836)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	3,247,701	6,037,627	3,400,269

Impairment loss in investment in operating limited partnerships	(322,505)	(963,351)	(310,713)

Historic tax credits	1,100,310	2,062,333	318,327

Other	(1,408,285)	(757,315)	(700,087)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

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

March 31, 2017 and 2016

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2017 and 2016

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2017.

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

NOTE G - SUBSEQUENT EVENTS

Subsequent to March 31, 2017, the Fund has entered into agreements to either sell or transfer its interests in four operating limited partnerships, which closed by June 2017. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnership was $753,923. The gain on the dispositions of these operating limited partnerships was $743,423 and was recognized in the first quarter of the fiscal year ended 2018.

F-64