Form 10-K, Exhibit 13
period 2018-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2018-06-22
CIK 879555

Exhibit 13

BOSTON CAPITAL TAX CREDIT FUND III L.P.

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2018 AND 2017

Boston Capital Tax Credit Fund III L.P.

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund III L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. (the “Partnership”), as of March 31, 2018 and 2017, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for each of the years in the two-year period ended March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of March 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the two-year period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the Partnership’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Partnership in accordance with the U.S. federal security laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

/s/ CohnReznick LLP
COHNREZNICK LLP

We have served as the Partnership’s auditor since 1992.

Bethesda, Maryland

June 22, 2018

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2018 and 2017

	Total
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,632,938	1,460,257

	$1,632,938	$1,460,257

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,000	$27,746
Accounts payable - affiliates	14,740,050	15,299,405
Capital contributions payable	26,447	26,447

	14,768,497	15,353,598

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,778,581 and 21,843,147 outstanding at March 31, 2018 and 2017, respectively	(11,248,474)	(11,998,679)
General partner	(1,887,085)	(1,894,662)

	(13,135,559)	(13,893,341)

	$1,632,938	$1,460,257

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 15
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	244,074	64,641

	$244,074	$64,641

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$6,246
Accounts payable - affiliates	3,034,436	3,039,294
Capital contributions payable	-	-

	3,034,436	3,045,540

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,811,700 and 3,830,900 outstanding at March 31, 2018 and 2017, respectively	(2,440,269)	(2,628,901)
General partner	(350,093)	(351,998)

	(2,790,362)	(2,980,899)

	$244,074	$64,641

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 16
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	320,396	327,901

	$320,396	$327,901

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,000	$-
Accounts payable - affiliates	7,890,441	8,025,811
Capital contributions payable	-	-

	7,892,441	8,025,811

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,367,700 and 5,392,500 outstanding at March 31, 2018 and 2017, respectively	(7,029,717)	(7,154,323)
General partner	(542,328)	(543,587)

	(7,572,045)	(7,697,910)

	$320,396	$327,901

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 17
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	536,326	559,787

	$536,326	$559,787

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$14,000
Accounts payable - affiliates	-	-
Capital contributions payable	7,893	7,893

	7,893	21,893

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,956,447 and 4,962,947 outstanding at March 31, 2018 and 2017, respectively	895,356	904,722
General partner	(366,923)	(366,828)

	528,433	537,894

	$536,326	$559,787

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 18
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	351,136	318,027

	$351,136	$318,027

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	3,815,173	4,234,300
Capital contributions payable	18,554	18,554

	3,833,727	4,252,854

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued 3,586,734 and 3,598,100 outstanding at March 31, 2018 and 2017, respectively	(3,137,537)	(3,585,251)
General partner	(345,054)	(349,576)

	(3,482,591)	(3,934,827)

	$351,136	$318,027

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2018 and 2017

	Series 19
	2018	2017
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	181,006	189,901

	$181,006	$189,901

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$7,500
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	7,500

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2018 and 2017	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued 4,056,000 and 4,058,700 outstanding at March 31, 2018 and 2017, respectively	463,693	465,074
General partner	(282,687)	(282,673)

	181,006	182,401

	$181,006	$189,901

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2018 and 2017

	Total
	2018	2017
Income
Interest income	$5,610	$2,969
Other income	55,601	27,005

Total income	61,211	29,974

Share of income from operating limited partnerships	1,127,941	402,562

Expenses
Professional fees	116,263	152,076
Partnership management fee	196,682	333,848
General and administrative expenses	118,425	212,439

	431,370	698,363

NET INCOME (LOSS)	$757,782	$(265,827)

Net income (loss) allocated to general partner	$7,577	$(2,658)

Net income (loss) allocated to limited partners	$750,205	$(263,169)

Net income (loss) per BAC	$0.03	$(0.01)

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 15
	2018	2017
Income
Interest income	$600	$279
Other income	321	321

Total income	921	600

Share of income from operating limited partnerships	265,241	16,000

Expenses
Professional fees	24,161	32,907
Partnership management fee	29,382	24,931
General and administrative expenses	22,082	39,374

	75,625	97,212

NET INCOME (LOSS)	$190,537	$(80,612)

Net income (loss) allocated to general partner	$1,905	$(806)

Net income (loss) allocated to limited partners	$188,632	$(79,806)

Net income (loss) per BAC	$0.05	$(0.02)

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 16
	2018	2017
Income
Interest income	$1,293	$1,031
Other income	2,080	603

Total income	3,373	1,634

Share of income from operating limited partnerships	262,894	316,084

Expenses
Professional fees	29,668	33,916
Partnership management fee	82,408	120,878
General and administrative expenses	28,326	50,610

	140,402	205,404

NET INCOME (LOSS)	$125,865	$112,314

Net income (loss) allocated to general partner	$1,259	$1,123

Net income (loss) allocated to limited partners	$124,606	$111,191

Net income (loss) per BAC	$0.02	$0.02

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 17
	2018	2017
Income
Interest income	$1,846	$1,104
Other income	11,958	7,500

Total income	13,804	8,604

Share of income from operating limited partnerships	22,000	70,478

Expenses
Professional fees	22,700	35,993
Partnership management fee	(2,045)	75,151
General and administrative expenses	24,610	46,050

	45,265	157,194

NET INCOME (LOSS)	$(9,461)	$(78,112)

Net income (loss) allocated to general partner	$(95)	$(781)

Net income (loss) allocated to limited partners	$(9,366)	$(77,331)

Net income (loss) per BAC	$(0.00)	$(0.02)

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 18
	2018	2017
Income
Interest income	$1,473	$248
Other income	41,159	16,933

Total income	42,632	17,181

Share of income from operating limited partnerships	508,704	-

Expenses
Professional fees	21,770	26,654
Partnership management fee	55,827	79,966
General and administrative expenses	21,503	35,483

	99,100	142,103

NET INCOME (LOSS)	$452,236	$(124,922)

Net income (loss) allocated to general partner	$4,522	$(1,249)

Net income (loss) allocated to limited partners	$447,714	$(123,673)

Net income (loss) per BAC	$0.12	$(0.03)

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 19
	2018	2017
Income
Interest income	$398	$307
Other income	83	1,648

Total income	481	1,955

Share of income from operating limited partnerships	69,102	-

Expenses
Professional fees	17,964	22,606
Partnership management fee	31,110	32,922
General and administrative expenses	21,904	40,922

	70,978	96,450

NET INCOME (LOSS)	$(1,395)	$(94,495)

Net income (loss) allocated to general partner	$(14)	$(945)

Net income (loss) allocated to limited partners	$(1,381)	$(93,550)

Net income (loss) per BAC	$(0.00)	$(0.02)

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2018 and 2017

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2016	$(11,735,510)	$(1,892,004)	$(13,627,514)

Net income (loss)	(263,169)	(2,658)	(265,827)

Partners’ capital (deficit), March 31, 2017	(11,998,679)	(1,894,662)	(13,893,341)

Net income (loss)	750,205	7,577	757,782

Partners’ capital (deficit), March 31, 2018	$(11,248,474)	$(1,887,085)	$(13,135,559)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2016	$(2,549,095)	$(351,192)	$(2,900,287)

Net income (loss)	(79,806)	(806)	(80,612)

Partners’ capital (deficit), March 31, 2017	(2,628,901)	(351,998)	(2,980,899)

Net income (loss)	188,632	1,905	190,537

Partners’ capital (deficit), March 31, 2018	$(2,440,269)	$(350,093)	$(2,790,362)

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2016	$(7,265,514)	$(544,710)	$(7,810,224)

Net income (loss)	111,191	1,123	112,314

Partners’ capital (deficit), March 31, 2017	(7,154,323)	(543,587)	(7,697,910)

Net income (loss)	124,606	1,259	125,865

Partners’ capital (deficit), March 31, 2018	$(7,029,717)	$(542,328)	$(7,572,045)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2016	$982,053	$(366,047)	$616,006

Net income (loss)	(77,331)	(781)	(78,112)

Partners’ capital (deficit), March 31, 2017	904,722	(366,828)	537,894

Net income (loss)	(9,366)	(95)	(9,461)

Partners’ capital (deficit), March 31, 2018	$895,356	$(366,923)	$528,433

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2016	$(3,461,578)	$(348,327)	$(3,809,905)

Net income (loss)	(123,673)	(1,249)	(124,922)

Partners’ capital (deficit), March 31, 2017	(3,585,251)	(349,576)	(3,934,827)

Net income (loss)	447,714	4,522	452,236

Partners’ capital (deficit), March 31, 2018	$(3,137,537)	$(345,054)	$(3,482,591)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2018 and 2017

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2016	$558,624	$(281,728)	$276,896

Net income (loss)	(93,550)	(945)	(94,495)

Partners’ capital (deficit), March 31, 2017	465,074	(282,673)	182,401

Net income (loss)	(1,381)	(14)	(1,395)

Partners’ capital (deficit), March 31, 2018	$463,693	$(282,687)	$181,006

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2018 and 2017

	Total
	2018	2017
Cash flows from operating activities
Net income (loss)	$757,782	$(265,827)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,127,941)	(402,562)
Changes in assets and liabilities
Accounts payable and accrued expenses	(25,746)	(32,982)
Accounts payable - affiliates	(559,355)	25,641

Net cash used in operating activities	(955,260)	(675,730)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,127,941	352,554

Net cash provided by investing activities	1,127,941	352,554

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	172,681	(323,176)

Cash and cash equivalents, beginning	1,460,257	1,783,433

Cash and cash equivalents, end	$1,632,938	$1,460,257

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 15
	2018	2017
Cash flows from operating activities
Net income (loss)	$190,537	$(80,612)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(265,241)	(16,000)
Changes in assets and liabilities
Accounts payable and accrued expenses	(6,246)	(6,498)
Accounts payable - affiliates	(4,858)	34,893

Net cash used in operating activities	(85,808)	(68,217)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	265,241	16,000

Net cash provided by investing activities	265,241	16,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	179,433	(52,217)

Cash and cash equivalents, beginning	64,641	116,858

Cash and cash equivalents, end	$244,074	$64,641

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 16
	2018	2017
Cash flows from operating activities
Net income (loss)	$125,865	$112,314
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(262,894)	(316,084)
Changes in assets and liabilities
Accounts payable and accrued expenses	2,000	(10,987)
Accounts payable - affiliates	(135,370)	(104,868)

Net cash used in operating activities	(270,399)	(319,625)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	262,894	266,076

Net cash provided by investing activities	262,894	266,076

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,505)	(53,549)

Cash and cash equivalents, beginning	327,901	381,450

Cash and cash equivalents, end	$320,396	$327,901

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 17
	2018	2017
Cash flows from operating activities
Net income (loss)	$(9,461)	$(78,112)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(22,000)	(70,478)
Changes in assets and liabilities
Accounts payable and accrued expenses	(14,000)	(2,499)
Accounts payable - affiliates	-	-

Net cash used in operating activities	(45,461)	(151,089)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	22,000	70,478

Net cash provided by investing activities	22,000	70,478

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(23,461)	(80,611)

Cash and cash equivalents, beginning	559,787	640,398

Cash and cash equivalents, end	$536,326	$559,787

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 18
	2018	2017
Cash flows from operating activities
Net income (loss)	$452,236	$(124,922)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(508,704)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	-	(6,499)
Accounts payable - affiliates	(419,127)	95,616

Net cash used in operating activities	(475,595)	(35,805)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	508,704	-

Net cash provided by investing activities	508,704	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	33,109	(35,805)

Cash and cash equivalents, beginning	318,027	353,832

Cash and cash equivalents, end	$351,136	$318,027

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2018 and 2017

	Series 19
	2018	2017
Cash flows from operating activities
Net income (loss)	$(1,395)	$(94,495)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(69,102)	-
Changes in assets and liabilities
Accounts payable and accrued expenses	(7,500)	(6,499)
Accounts payable - affiliates	-	-

Net cash used in operating activities	(77,997)	(100,994)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	69,102	-

Net cash provided by investing activities	69,102	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,895)	(100,994)

Cash and cash equivalents, beginning	189,901	290,895

Cash and cash equivalents, end	$181,006	$189,901

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2018 and 2017

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2018 and 2017 are as follows:

	Issued		Outstanding
	2018	2017	2018	2017
Series 15	3,870,500	3,870,500	3,811,700	3,830,900
Series 16	5,429,402	5,429,402	5,367,700	5,392,500
Series 17	5,000,000	5,000,000	4,956,447	4,962,947
Series 18	3,616,200	3,616,200	3,586,734	3,598,100
Series 19	4,080,000	4,080,000	4,056,000	4,058,700
	21,996,102	21,996,102	21,778,581	21,843,147

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

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2018	2017
Series 15	$12,394	$12,394
Series 16	246	246
Series 17	-	-
Series 18	345	24,343
Series 19	25,120	25,120
	$38,105	$62,103

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2018 and 2017, the Fund did not record an impairment loss.

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2014 remain open.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2018 and 2017 are as follows:

	2018	2017
Series 15	3,826,100	3,844,400
Series 16	5,386,300	5,401,500
Series 17	4,961,322	4,970,447
Series 18	3,595,259	3,603,425
Series 19	4,058,025	4,068,075
	21,827,006	21,887,847

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On June 1, 2016, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. We expect to complete the sale of the apartment complexes approximately three to five years after the BAC holders approval of the Plan, which was June 1, 2016. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2018, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2018 and 2017, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2018 and 2017, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2018
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$58,744	$29,362	$29,382
Series 16	96,456	14,048	82,408
Series 17	53,052	55,097	(2,045)
Series 18	89,577	33,750	55,827
Series 19	31,860	750	31,110
	$329,689	$133,007	$196,682

	2017
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$34,893	$9,962	$24,931
Series 16	138,132	17,254	120,878
Series 17	76,248	1,097	75,151
Series 18	95,616	15,650	79,966
Series 19	35,172	2,250	32,922
	$380,061	$46,213	$333,848

The partnership management fees paid for the years ended March 31, 2018 and 2017 are as follows:

	2018	2017
Series 15	$63,602	$-
Series 16	231,826	243,000
Series 17	53,052	76,248
Series 18	508,704	-
Series 19	31,860	35,172
	$889,044	$354,420

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2018 and 2017, total partnership management fees accrued were $14,740,050 and $15,299,405, respectively.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2018 and 2017 charged to each series’ operations are as follows:

	2018	2017
Series 15	$16,661	$18,807
Series 16	19,172	22,040
Series 17	16,854	18,755
Series 18	15,862	17,655
Series 19	15,689	17,196
	$84,238	$94,453

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2018 and 2017 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2018 and 2017, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2018 and 2017 by series are as follows:

	2018	2017
Series 15	9	13
Series 16	12	17
Series 17	4	5
Series 18	11	12
Series 19	3	6
	39	53

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2018 the Fund disposed of fourteen operating limited partnerships.

A summary of the dispositions by Series for March 31, 2018 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	4	-	$265,241	$265,241
Series 16	5	-	262,894	262,894
Series 17	1	-	22,000	22,000
Series 18	-	1	508,704	508,704
Series 19	3	-	69,102	69,102
Total	13	1	$1,127,941	$1,127,941

During the year ended March 31, 2017 the Fund disposed of eight operating limited partnerships.

A summary of the dispositions by Series for March 31, 2017 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	1	-	$16,000	$16,000
Series 16	2	1	266,076	316,084
Series 17	4	-	70,478	70,478
Series 18	-	-	-	-
Series 19	-	-	-	-
Total	7	1	$352,554	$402,562

* Fund proceeds from disposition does not include $50,008 which was due to a writeoff of capital contributions payable to Series 16.

F-38

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

The contributions payable to operating limited partnerships at March 31, 2018 and 2017 by series are as follows:

	2018	2017
Series 15	$-	$-
Series 16	-	-
Series 17	7,893	7,893
Series 18	18,554	18,554
Series 19	-	-
	$26,447	$26,447

F-39

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$13,020,543	$1,467,118	$2,786,192

Acquisition costs of operating limited partnerships	1,726,379	191,597	293,893

Syndication costs from operating limited partnerships	(31,623)	-	-

Cumulative distributions from operating limited partnerships	(40,425)	(252)	(8,599)

Cumulative impairment loss in investment in operating limited partnerships	(1,881,446)	(34,041)	(333,505)

Cumulative losses from operating limited partnerships	(12,793,428)	(1,624,422)	(2,737,981)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A)	(138,624)	(14,246)	(43,920)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(208,552)	(52,671)	(23,359)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	357,921	18,909	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(19,817,505)	(3,285,519)	(4,909,316)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	105,239	53,151	34,091

Cumulative impairment loss in investment in operating limited partnerships	1,881,446	34,041	333,505

Other	(241,035)	(101,375)	179,860

Equity per operating limited partnerships’ combined financial statements	$(18,061,110)	$(3,347,710)	$(4,429,139)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$2,120,191	$5,178,705	$1,468,337

Acquisition costs of operating limited partnerships	307,666	749,496	183,727

Syndication costs from operating limited partnerships	-	(31,623)	-

Cumulative distributions from operating limited partnerships	(2,463)	(27,368)	(1,743)

Cumulative impairment loss in investment in operating limited partnerships	(322,505)	(963,351)	(228,044)

Cumulative losses from operating limited partnerships	(2,102,889)	(4,905,859)	(1,422,277)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A)	(55,606)	(5,588)	(19,264)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(132,522)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	99,965	232,601	6,446

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19

Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(2,872,436)	(6,077,395)	(2,672,839)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	6,706	11,291	-

Cumulative impairment loss in investment in operating limited partnerships	322,505	963,351	228,044

Other	(50,946)	(248,150)	(20,424)

Equity per operating limited partnerships’ combined financial statements	$(2,682,334)	$(5,123,890)	$(2,478,037)

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2017 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	17,980,764	$3,800,488	$4,254,580

Acquisition costs of operating limited partnerships	2,375,082	541,634	462,972

Syndication costs from operating limited partnerships	(36,455)	-	-

Cumulative distributions from operating limited partnerships	(48,902)	(3,252)	(12,055)

Cumulative impairment loss in investment in operating limited partnerships	(2,592,909)	(189,424)	(806,916)

Cumulative losses from operating limited partnerships	(17,677,580)	(4,149,446)	(3,898,581)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2017 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2016 (see note A)	(138,624)	(14,246)	(43,920)

The Fund has recorded acquisition costs at March 31, 2017 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(235,949)	(52,671)	(23,359)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	417,413	45,842	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$12,594,247	$1,336,447	$4,469,768

Land	2,186,355	269,933	652,676

Other assets	5,189,673	1,240,791	2,003,378

	$19,970,275	$2,847,171	$7,125,822

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$34,764,622	$5,852,078	$10,783,507

Accounts payable and accrued expenses	1,413,960	116,060	157,464

Other liabilities	2,184,814	109,334	589,241

	38,363,396	6,077,472	11,530,212
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(18,061,110)	(3,347,710)	(4,429,139)
Other partners	(332,011)	117,409	24,749

	(18,393,121)	(3,230,301)	(4,404,390)

	$19,970,275	$2,847,171	$7,125,822

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2017 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$1,556,272	$4,774,203	$457,557

Land	266,600	835,966	161,180

Other assets	620,829	1,005,956	318,719

	$2,443,701	$6,616,125	$937,456

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$4,211,695	$11,175,137	$2,742,205

Accounts payable and accrued expenses	567,386	412,199	160,851

Other liabilities	280,313	647,845	558,081

	5,059,394	12,235,181	3,461,137
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(2,682,334)	(5,123,890)	(2,478,037)
Other partners	66,641	(495,166)	(45,644)

	(2,615,693)	(5,619,056)	(2,523,681)

	$2,443,701	$6,616,125	$937,456

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$6,919,800	$1,153,677	$2,125,114
Interest and other	136,457	23,128	25,896

	7,056,257	1,176,805	2,151,010
Expenses
Interest	757,006	92,829	238,102
Depreciation and amortization	1,748,660	297,243	501,821
Taxes and insurance	847,681	131,008	212,583
Repairs and maintenance	1,731,967	300,959	510,900
Operating expenses	2,976,456	541,718	896,468
Other expenses	66,377	-	7,914

	8,128,147	1,363,757	2,367,788

NET LOSS	$(1,071,890)	$(186,952)	$(216,778)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(1,090,861)	$(183,370)	$(249,603)

Net Income (Loss) allocated to other partners	$18,971	$(3,582)	$32,825

*	Amounts include $183,370, $249,603, $113,659, $495,051, and $49,178 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$1,158,320	$2,033,200	$449,489
Interest and other	23,502	48,207	15,724

	1,181,822	2,081,407	465,213
Expenses
Interest	106,109	281,788	38,178
Depreciation and amortization	343,736	517,189	88,671
Taxes and insurance	154,864	300,593	48,633
Repairs and maintenance	217,152	585,277	117,679
Operating expenses	465,770	850,774	221,726
Other expenses	9,000	49,463	-

	1,296,631	2,585,084	514,887

NET LOSS	$(114,809)	$(503,677)	$(49,674)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.*	$(113,659)	$(495,051)	$(49,178)

Net Income (Loss) allocated to other partners	$(1,150)	$(8,626)	$(496)

*	Amounts include $183,370, $249,603, $113,659, $495,051, and $49,178 for Series 15, Series 16, Series 17, Series 18 and Series 19, respectively, of loss not recognized under the equity method of accounting as described in note A.

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$757,782	$190,537	$125,865

Operating limited partnership rents received in advance	7,685	-	331

Accrued fund management fees not deducted (deducted) for tax purposes	(559,355)	(4,858)	(135,370)

Other	8,148,135	2,718,383	2,672,005

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(1,090,861)	(183,370)	(249,603)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(282,604)	(834)	(108,272)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(833,095)	(227,703)	(413,562)

Income (loss) for tax return purposes, year ended December 31, 2017	$6,147,687	$2,492,155	$1,891,394

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2018 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$(9,461)	$452,236	$(1,395)

Operating limited partnership rents received in advance	4,899	2,049	406

Accrued fund management fees not deducted (deducted) for tax purposes	-	(419,127)	-

Other	491,121	938,976	1,327,650

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(113,659)	(495,051)	(49,178)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(4,699)	(79,199)	(89,600)

Difference due to fiscal year for book purposes and calendar year for tax purposes	(42,431)	(59,746)	(89,653)

Income (loss) for tax return purposes, year ended December 31, 2017	$325,770	$340,138	$1,098,230

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

March 31, 2018 and 2017

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2018, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2017	$(19,825,637)	$(3,229,489)	$(6,626,315)

Estimated share of loss for the three months ended March 31, 2018	(357,921)	(18,909)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	19,817,505	3,285,519	4,909,316

Impairment loss in investment in operating limited partnerships	(1,881,446)	(34,041)	(333,505)

Historic tax credits	-	-	-

Other	2,247,499	(3,080)	2,050,504

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2018, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2017	$(2,141,413)	$(6,259,636)	$(1,568,784)

Estimated share of loss for the three months ended March 31, 2018	(99,965)	(232,601)	(6,446)

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	2,872,436	6,077,395	2,672,839

Impairment loss in investment in operating limited partnerships	(322,505)	(963,351)	(228,044)

Historic tax credits	-	-	-

Other	(308,553)	1,378,193	(869,565)

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

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

March 31, 2018 and 2017

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2018 and 2017

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2018.

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

NOTE G - SUBSEQUENT EVENTS

Subsequent to March 31, 2018, the Fund has entered into agreements to either sell or transfer its interests in three operating limited partnerships, which closed by June 2018. The sales price and other terms for the disposition of the operating limited partnerships has been determined. The proceeds received for the operating limited partnerships was $838,580. The gain on the dispositions of these operating limited partnerships was $828,520 and was recognized in the first quarter of the fiscal year ended 2018.

F-64