Form 10-K, Exhibit 13
period 2019-03-31
BOSTON CAPITAL TAX CREDIT FUND III L P
filed 2019-06-20
CIK 879555

Exhibit 13

BOSTON CAPITAL TAX CREDIT FUND III L.P.

FINANCIAL STATEMENTS AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

MARCH 31, 2019 AND 2018

Boston Capital Tax Credit Fund III L.P.

Series 15 through Series 19

Schedules not listed are omitted because of the absence of the conditions under which they are required or because the information is included in the financial statements or the notes thereto.

Report of Independent Registered Public Accounting Firm

To the Partners

Boston Capital Tax Credit Fund III L.P.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Boston Capital Tax Credit Fund III L.P. (the “Partnership”), as of March 31, 2019 and 2018, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for each of the years in the two-year period ended March 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of March 31, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

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

June 20, 2019

F-3

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS

March 31, 2019 and 2018

	Total
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	1,055,755	1,632,938

	$1,055,755	$1,632,938

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$4,500	$2,000
Accounts payable - affiliates	10,780,391	14,740,050
Capital contributions payable	18,554	26,447

	10,803,445	14,768,497

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 21,996,102 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 21,996,102 issued and 21,695,581 and 21,778,581 outstanding at March 31, 2019 and 2018, respectively	(10,657,123)	(11,248,474)
General partner	909,433	(1,887,085)

	(9,747,690)	(13,135,559)

	$1,055,755	$1,632,938

(continued)

F-4

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 15
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	244,074

	$-	$244,074

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	3,034,436
Capital contributions payable	-	-

	-	3,034,436

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,870,500 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,870,500 issued 3,810,700 and 3,811,700 outstanding at March 31, 2019 and 2018, respectively	(2,439,314)	(2,440,269)
General partner	2,439,314	(350,093)

	-	(2,790,362)

	$-	$244,074

(continued)

F-5

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 16
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	191,974	320,396

	$191,974	$320,396

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,000	$2,000
Accounts payable - affiliates	7,814,843	7,890,441
Capital contributions payable	-	-

	7,816,843	7,892,441

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,429,402 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,429,402 issued and 5,332,500 and 5,367,700 outstanding at March 31, 2019 and 2018, respectively	(7,082,013)	(7,029,717)
General partner	(542,856)	(542,328)

	(7,624,869)	(7,572,045)

	$191,974	$320,396

(continued)

F-6

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 17
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	607,576	536,326

	$607,576	$536,326

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$2,500	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	7,893

	2,500	7,893

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 5,000,000 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 5,000,000 issued 4,938,247 and 4,956,447 outstanding at March 31, 2019 and 2018, respectively	971,233	895,356
General partner	(366,157)	(366,923)

	605,076	528,433

	$607,576	$536,326

(continued)

F-7

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 18
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	256,205	351,136

	$256,205	$351,136

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	2,965,548	3,815,173
Capital contributions payable	18,554	18,554

	2,984,102	3,833,727

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 3,616,200 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 3,616,200 issued 3,558,134 and 3,586,734 outstanding at March 31, 2019 and 2018, respectively	(2,390,390)	(3,137,537)
General partner	(337,507)	(345,054)

	(2,727,897)	(3,482,591)

	$256,205	$351,136

(continued)

F-8

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

BALANCE SHEETS - CONTINUED

March 31, 2019 and 2018

	Series 19
	2019	2018
ASSETS

INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS	$-	$-

OTHER ASSETS
Cash and cash equivalents	-	181,006

	$-	$181,006

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

LIABILITIES
Accounts payable and accrued expenses	$-	$-
Accounts payable - affiliates	-	-
Capital contributions payable	-	-

	-	-

PARTNERS’ CAPITAL (DEFICIT)
Assignor limited partner
Units of limited partnership interest consisting of 22,000,000 authorized beneficial assignee certificates (BAC), $10 stated value per BAC, 4,080,000 issued to the assignees at March 31, 2019 and 2018	-	-
Limited partners
Units of beneficial interest of the limited partnership interest of the assignor limited partner, 4,080,000 issued 4,056,000 and 4,056,000 outstanding at March 31, 2019 and 2018, respectively	283,361	463,693
General partner	(283,361)	(282,687)

	-	181,006

	$-	$181,006

See notes to financial statements

F-9

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS

Years ended March 31, 2019 and 2018

	Total
	2019	2018
Income
Interest income	$12,501	$5,610
Other income	134,679	55,601

Total income	147,180	61,211

Share of income from operating limited partnerships	1,056,413	1,127,941

Expenses
Professional fees	126,687	116,263
Partnership management fee	176,462	196,682
General and administrative expenses	188,399	118,425

	491,548	431,370

NET INCOME (LOSS)	$712,045	$757,782

Net income (loss) allocated to general partner	$7,121	$7,577

Net income (loss) allocated to limited partners	$704,924	$750,205

Net income (loss) per BAC	$0.03	$0.03

(continued)

F-10

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 15
	2019	2018
Income
Interest income	$942	$600
Other income	-	321

Total income	942	921

Share of income from operating limited partnerships	107,000	265,241

Expenses
Professional fees	25,826	24,161
Partnership management fee	21,998	29,382
General and administrative expenses	59,153	22,082

	106,977	75,625

NET INCOME (LOSS)	$965	$190,537

Net income (loss) allocated to general partner	$10	$1,905

Net income (loss) allocated to limited partners	$955	$188,632

Net income (loss) per BAC	$0.00	$0.05

(continued)

F-11

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 16
	2019	2018
Income
Interest income	$1,330	$1,293
Other income	1,888	2,080

Total income	3,218	3,373

Share of income from operating limited partnerships	70,000	262,894

Expenses
Professional fees	29,823	29,668
Partnership management fee	67,875	82,408
General and administrative expenses	28,344	28,326

	126,042	140,402

NET INCOME (LOSS)	$(52,824)	$125,865

Net income (loss) allocated to general partner	$(528)	$1,259

Net income (loss) allocated to limited partners	$(52,296)	$124,606

Net income (loss) per BAC	$(0.01)	$0.02

(continued)

F-12

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 17
	2019	2018
Income
Interest income	$6,489	$1,846
Other income	108,075	11,958

Total income	114,564	13,804

Share of income from operating limited partnerships	50,893	22,000

Expenses
Professional fees	27,678	22,700
Partnership management fee	36,643	(2,045)
General and administrative expenses	24,493	24,610

	88,814	45,265

NET INCOME (LOSS)	$76,643	$(9,461)

Net income (loss) allocated to general partner	$766	$(95)

Net income (loss) allocated to limited partners	$75,877	$(9,366)

Net income (loss) per BAC	$0.02	$(0.00)

(continued)

F-13

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 18
	2019	2018
Income
Interest income	$2,994	$1,473
Other income	24,633	41,159

Total income	27,627	42,632

Share of income from operating limited partnerships	815,520	508,704

Expenses
Professional fees	23,058	21,770
Partnership management fee	39,845	55,827
General and administrative expenses	25,550	21,503

	88,453	99,100

NET INCOME (LOSS)	$754,694	$452,236

Net income (loss) allocated to general partner	$7,547	$4,522

Net income (loss) allocated to limited partners	$747,147	$447,714

Net income (loss) per BAC	$0.21	$0.12

(continued)

F-14

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF OPERATIONS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 19
	2019	2018
Income
Interest income	$746	$398
Other income	83	83

Total income	829	481

Share of income from operating limited partnerships	13,000	69,102

Expenses
Professional fees	20,302	17,964
Partnership management fee	10,101	31,110
General and administrative expenses	50,859	21,904

	81,262	70,978

NET INCOME (LOSS)	$(67,433)	$(1,395)

Net income (loss) allocated to general partner	$(674)	$(14)

Net income (loss) allocated to limited partners	$(66,759)	$(1,381)

Net income (loss) per BAC	$(0.02)	$(0.00)

See notes to financial statements

F-15

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT)

Years ended March 31, 2019 and 2018

	Limited	General
Total	partners	partner	Total

Partners’ capital (deficit), March 31, 2017	$(11,998,679)	$(1,894,662)	$(13,893,341)

Net income (loss)	750,205	7,577	757,782

Partners’ capital (deficit), March 31, 2018	(11,248,474)	(1,887,085)	(13,135,559)

Contributions from partners	-	2,789,397	2,789,397

Distributions to partners	(113,573)	-	(113,573)

Net income (loss)	704,924	7,121	712,045

Partners’ capital (deficit), March 31, 2019	$(10,657,123)	$909,433	$(9,747,690)

(continued)

F-16

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

	Limited	General
Series 15	partners	partner	Total

Partners’ capital (deficit), March 31, 2017	$(2,628,901)	$(351,998)	$(2,980,899)

Net income (loss)	188,632	1,905	190,537

Partners’ capital (deficit), March 31, 2018	(2,440,269)	(350,093)	(2,790,362)

Contributions from partners	-	2,789,397	2,789,397

Distributions to partners	-	-	-

Net income (loss)	955	10	965

Partners’ capital (deficit), March 31, 2019	$(2,439,314)	$2,439,314	$-

(continued)

F-17

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

	Limited	General
Series 16	partners	partner	Total

Partners’ capital (deficit), March 31, 2017	$(7,154,323)	$(543,587)	$(7,697,910)

Net income (loss)	124,606	1,259	125,865

Partners’ capital (deficit), March 31, 2018	(7,029,717)	(542,328)	(7,572,045)

Contributions from partners	-	-	-

Distributions to partners	-	-	-

Net income (loss)	(52,296)	(528)	(52,824)

Partners’ capital (deficit), March 31, 2019	$(7,082,013)	$(542,856)	$(7,624,869)

(continued)

F-18

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

	Limited	General
Series 17	partners	partner	Total

Partners’ capital (deficit), March 31, 2017	$904,722	$(366,828)	$537,894

Net income (loss)	(9,366)	(95)	(9,461)

Partners’ capital (deficit), March 31, 2018	895,356	(366,923)	528,433

Contributions from partners	-	-	-

Distributions to partners	-	-	-

Net income (loss)	75,877	766	76,643

Partners’ capital (deficit), March 31, 2019	$971,233	$(366,157)	$605,076

(continued)

F-19

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

	Limited	General
Series 18	partners	partner	Total

Partners’ capital (deficit), March 31, 2017	$(3,585,251)	$(349,576)	$(3,934,827)

Net income (loss)	447,714	4,522	452,236

Partners’ capital (deficit), March 31, 2018	(3,137,537)	(345,054)	(3,482,591)

Contributions from partners	-	-	-

Distributions to partners	-	-	-

Net income (loss)	747,147	7,547	754,694

Partners’ capital (deficit), March 31, 2019	$(2,390,390)	$(337,507)	$(2,727,897)

(continued)

F-20

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL (DEFICIT) - CONTINUED

Years ended March 31, 2019 and 2018

	Limited	General
Series 19	partners	partner	Total

Partners’ capital (deficit), March 31, 2017	$465,074	$(282,673)	$182,401

Net income (loss)	(1,381)	(14)	(1,395)

Partners’ capital (deficit), March 31, 2018	463,693	(282,687)	181,006

Contributions from partners	-	-	-

Distributions to partners	(113,573)	-	(113,573)

Net income (loss)	(66,759)	(674)	(67,433)

Partners’ capital (deficit), March 31, 2019	$283,361	$(283,361)	$-

See notes to financial statements

F-21

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS

Years ended March 31, 2019 and 2018

	Total
	2019	2018
Cash flows from operating activities
Net income (loss)	$712,045	$757,782
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(1,056,413)	(1,127,941)
Changes in liabilities
Accounts payable and accrued expenses	2,500	(25,746)
Accounts payable - affiliates	(1,170,262)	(559,355)

Net cash provided by (used in) operating activities	(1,512,130)	(955,260)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	1,048,520	1,127,941

Net cash provided by investing activities	1,048,520	1,127,941

Cash flows from financing activities
Distributions to partners	(113,573)	-

Net cash used in financing activities	(113,573)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(577,183)	172,681

Cash and cash equivalents, beginning	1,632,938	1,460,257

Cash and cash equivalents, end	$1,055,755	$1,632,938

Supplemental schedule of noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,789,397	$-

(continued)

F-22

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 15
	2019	2018
Cash flows from operating activities
Net income (loss)	$965	$190,537
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(107,000)	(265,241)
Changes in liabilities
Accounts payable and accrued expenses	-	(6,246)
Accounts payable - affiliates	(245,039)	(4,858)

Net cash provided by (used in) operating activities	(351,074)	(85,808)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	107,000	265,241

Net cash provided by investing activities	107,000	265,241

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(244,074)	179,433

Cash and cash equivalents, beginning	244,074	64,641

Cash and cash equivalents, end	$-	$244,074

Supplemental schedule of noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$2,789,397	$-

(continued)

F-23

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 16
	2019	2018
Cash flows from operating activities
Net income (loss)	$(52,824)	$125,865
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(70,000)	(262,894)
Changes in liabilities
Accounts payable and accrued expenses	-	2,000
Accounts payable - affiliates	(75,598)	(135,370)

Net cash provided by (used in) operating activities	(198,422)	(270,399)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	70,000	262,894

Net cash provided by investing activities	70,000	262,894

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(128,422)	(7,505)

Cash and cash equivalents, beginning	320,396	327,901

Cash and cash equivalents, end	$191,974	$320,396

Supplemental schedule of noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-24

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 17
	2019	2018
Cash flows from operating activities
Net income (loss)	$76,643	$(9,461)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(50,893)	(22,000)
Changes in liabilities
Accounts payable and accrued expenses	2,500	(14,000)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	28,250	(45,461)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	43,000	22,000

Net cash provided by investing activities	43,000	22,000

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	71,250	(23,461)

Cash and cash equivalents, beginning	536,326	559,787

Cash and cash equivalents, end	$607,576	$536,326

Supplemental schedule of noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-25

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 18
	2019	2018
Cash flows from operating activities
Net income (loss)	$754,694	$452,236
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(815,520)	(508,704)
Changes in liabilities
Accounts payable and accrued expenses	-	-
Accounts payable - affiliates	(849,625)	(419,127)

Net cash provided by (used in) operating activities	(910,451)	(475,595)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	815,520	508,704

Net cash provided by investing activities	815,520	508,704

Cash flows from financing activities
Distributions to partners	-	-

Net cash used in financing activities	-	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(94,931)	33,109

Cash and cash equivalents, beginning	351,136	318,027

Cash and cash equivalents, end	$256,205	$351,136

Supplemental schedule of noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

(continued)

F-26

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

STATEMENTS OF CASH FLOWS - CONTINUED

Years ended March 31, 2019 and 2018

	Series 19
	2019	2018
Cash flows from operating activities
Net income (loss)	$(67,433)	$(1,395)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Share of income from operating limited partnerships	(13,000)	(69,102)
Changes in liabilities
Accounts payable and accrued expenses	-	(7,500)
Accounts payable - affiliates	-	-

Net cash provided by (used in) operating activities	(80,433)	(77,997)

Cash flows from investing activities
Proceeds from disposition of operating limited partnerships	13,000	69,102

Net cash provided by investing activities	13,000	69,102

Cash flows from financing activities
Distributions to partners	(113,573)	-

Net cash used in financing activities	(113,573)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(181,006)	(8,895)

Cash and cash equivalents, beginning	181,006	189,901

Cash and cash equivalents, end	$-	$181,006

Supplemental schedule of noncash investing and financing activities:

The general partner's equity balance was increased and accounts payable affiliates were reduced as a result of forgiveness of debt with an affiliate of the general partner.	$-	$-

See notes to financial statements

F-27

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS

March 31, 2019 and 2018

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

F-28

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The BACs issued and outstanding in each series as of March 31, 2019 and 2018 are as follows:

	Issued		Outstanding
	2019	2018	2019	2018
Series 15	3,870,500	3,870,500	3,810,700	3,811,700
Series 16	5,429,402	5,429,402	5,332,500	5,367,700
Series 17	5,000,000	5,000,000	4,938,247	4,956,447
Series 18	3,616,200	3,616,200	3,558,134	3,586,734
Series 19	4,080,000	4,080,000	4,056,000	4,056,000
	21,996,102	21,996,102	21,695,581	21,778,581

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

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Operating Limited Partnerships (Continued)

After the investment account is reduced to zero, receivables due from the operating limited partnerships are decreased by the fund’s share of losses and, accordingly, a valuation allowance is recorded against the receivables. Accordingly, the partnership recorded a valuation allowance as follows:

	2019	2018
Series 15	$-	$12,394
Series 16	-	246
Series 17	-	-
Series 18	345	345
Series 19	-	25,120
	$345	$38,105

The Fund reviews its investment in operating limited partnerships for impairment whenever events or changes in circumstances indicate that the carrying amount of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining tax credits and the estimated residual value of the investment. The Fund also evaluates its intangibles for impairment in connection with its investments in operating limited partnerships. During the years ended March 31, 2019 and 2018, the Fund did not record an impairment loss.

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Fund has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Funds’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Fund is not required to take any tax positions in order to qualify as a pass-through entity. The Fund is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Fund has no other tax positions which must be considered for disclosure. Income tax returns filed by the Fund are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2015 remain open.

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

Net Income (Loss) per Beneficial Assignee Certificate

Net loss per beneficial assignee certificate unit is calculated based upon the weighted average number of units outstanding during the year or period. The weighted average number of units in each series at March 31, 2019 and 2018 are as follows:

	2019	2018
Series 15	3,811,450	3,826,100
Series 16	5,358,900	5,386,300
Series 17	4,951,897	4,961,322
Series 18	3,579,584	3,595,259
Series 19	4,056,000	4,058,025
	21,757,831	21,827,006

F-33

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Plan of Liquidation and Dissolution

On June 1, 2016, BAC Holders approved a Plan of Liquidation and Dissolution for the Partnership, (the “Plan”). Pursuant to the Plan, the general partner may, without further action by the BAC Holders, sell the remaining assets held by the Partnership. We expect to complete the sale of the apartment complexes approximately three to five years after the BAC holders approval of the Plan, which was June 1, 2016. However, because of numerous uncertainties, the liquidation may take longer than expected, and the final liquidating distribution may occur months after all of the apartment complexes have been sold. Because the liquidation of the Partnership was not imminent, as of March 31, 2019, the financial statements are presented assuming the Partnership will continue as a going concern.

NOTE B - RELATED PARTY TRANSACTIONS

During the years ended March 31, 2019 and 2018, the fund entered into several transactions with various affiliates of the general partner, including Boston Capital Partners, Inc., Boston Capital Services, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership, as follows:

Boston Capital Asset Management Limited Partnership is entitled to an annual fund management fee based on .5% of the aggregate cost of all apartment complexes acquired by the operating limited partnerships, less the amount of certain partnership management and reporting fees paid or payable by the operating limited partnerships. The aggregate cost is comprised of the capital contributions made by each series to the operating limited partnerships and 99% of the permanent financing at the operating limited partnership level. The partnership management fees net of reporting fees incurred and the reporting fees paid by the Operating Partnerships for the years ended March 31, 2019 and 2018, are as follows:

F-34

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

	2019
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$26,960	$4,962	$21,998
Series 16	80,085	12,210	67,875
Series 17	46,643	10,000	36,643
Series 18	65,895	26,050	39,845
Series 19	10,851	750	10,101
	$230,434	$53,972	$176,462

	2018
	Gross Partnership Management Fee	Asset Management and Reporting Fee	Partnership Management Fee net of Asset Management and Reporting Fee
Series 15	$58,744	$29,362	$29,382
Series 16	96,456	14,048	82,408
Series 17	53,052	55,097	(2,045)
Series 18	89,577	33,750	55,827
Series 19	31,860	750	31,110
	$329,689	$133,007	$196,682

An affiliate of the general partner has forgiven asset management fees payable as a result of the sales of all operating limited partnerships in one of the series.  Total forgiveness of debt for the years ended March 31, 2019 and 2018 was $2,789,397 and $0, respectively.  Because the transaction involved an affiliate of the general partner, the transaction is accounted for as an equity transaction instead of income to the Fund.

The partnership management fees paid for the years ended March 31, 2019 and 2018 are as follows:

	2019	2018
Series 15	$271,999	$63,602
Series 16	155,683	231,826
Series 17	46,643	53,052
Series 18	915,520	508,704
Series 19	10,851	31,860
	$1,400,696	$889,044

F-35

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

All partnership management fees will be paid, without interest, from available cash flow or the proceeds of sales or refinancing of the partnership's interests in operating limited partnerships. As of March 31, 2019 and 2018, total partnership management fees accrued were $10,780,391 and $14,740,050, respectively.

General and administrative expenses incurred by Boston Capital Partners, Inc., Boston Capital Holdings Limited Partnership and Boston Capital Asset Management Limited Partnership (BCAMLP) during the years ended March 31, 2019 and 2018 charged to each series’ operations are as follows:

	2019	2018
Series 15	$54,781	$16,661
Series 16	20,888	19,172
Series 17	18,132	16,854
Series 18	17,567	15,862
Series 19	46,668	15,689
	$158,036	$84,238

F-36

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

Accounts payable - affiliates at March 31, 2019 and 2018 represents fund management fees and operating limited partnership advances which are payable to Boston Capital Asset Management Limited Partnership.

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS

At March 31, 2019 and 2018, the Fund has limited partnership interests in operating limited partnerships which own or are constructing operating apartment complexes. The number of operating limited partnerships in which the Fund has limited partnership interests at March 31, 2019 and 2018 by series are as follows:

	2019	2018
Series 15	-	9
Series 16	11	12
Series 17	2	4
Series 18	10	11
Series 19	-	3
	23	39

F-37

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (CONTINUED)

During the year ended March 31, 2019 the Fund disposed of sixteen operating limited partnerships.

A summary of the dispositions by Series for March 31, 2019 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition *	Disposition
Series 15	8	1	$107,000	$107,000
Series 16	1	-	70,000	70,000
Series 17	2	-	43,000	50,893
Series 18	1	-	815,520	815,520
Series 19	3	-	13,000	13,000
Total	15	1	$1,048,520	$1,056,413

* Fund proceeds from disposition does not include $7,893 which was due to a writeoff of capital contributions payable from Series 17.

During the year ended March 31, 2018 the Fund disposed of fourteen operating limited partnerships.

A summary of the dispositions by Series for March 31, 2018 is as follows:

	Operating	Sale of
	Partnership	Underlying	Partnership
	Interest	Operating	Proceeds from	Gain on
	Transferred	Partnership	Disposition	Disposition
Series 15	4	-	$265,241	$265,241
Series 16	5	-	262,894	262,894
Series 17	1	-	22,000	22,000
Series 18	-	1	508,704	508,704
Series 19	3	-	69,102	69,102
Total	13	1	$1,127,941	$1,127,941

F-38

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

The contributions payable to operating limited partnerships at March 31, 2019 and 2018 by series are as follows:

	2019	2018
Series 15	$-	$-
Series 16	-	-
Series 17	-	7,893
Series 18	18,554	18,554
Series 19	-	-
	$18,554	$26,447

F-39

Boston Capital Tax Credit Fund III L.P.-

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$7,854,676	$-	$2,591,038

Acquisition costs of operating limited partnerships	1,030,206	-	265,787

Syndication costs from operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	(35,967)	-	(8,599)

Cumulative impairment loss in investment in operating limited partnerships	(1,279,314)	-	(333,505)

Cumulative losses from operating limited partnerships	(7,569,601)	-	(2,514,721)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A)	(105,114)	-	(43,920)

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(155,881)	-	(23,359)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	236,196	-	-

F-40

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Total	Series 15	Series 16
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(12,606,064)	-	(4,883,010)

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	51,842	-	33,845

Cumulative impairment loss in investment in operating limited partnerships	1,279,314	-	333,505

Other	(380,789)	-	43,599

Equity per operating limited partnerships’ combined financial statements	$(11,680,496)	$-	$(4,539,340)

F-41

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2019 are summarized as follows:

	Series 17	Series 18	Series 19
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	$1,721,225	$3,542,413	$-

Acquisition costs of operating limited partnerships	250,280	514,139	-

Syndication costs from operating limited partnerships	-	-	-

Cumulative distributions from operating limited partnerships	-	(27,368)	-

Cumulative impairment loss in investment in operating limited partnerships	(322,505)	(623,304)	-

Cumulative losses from operating limited partnerships	(1,649,000)	(3,405,880)	-

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2019 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2018 (see note A)	(55,606)	(5,588)	-

The Fund has recorded acquisition costs at March 31, 2019 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(132,522)	-	-

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	64,862	171,334	-

F-42

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

	Series 17	Series 18	Series 19
Equity in loss of operating limited partnerships not recognizable under the equity method of accounting (see note A)	(1,778,668)	(5,944,386)	-

The Fund has recorded low-income housing tax credit adjusters not recorded by operating limited partnerships (see note A)	6,706	11,291	-

Cumulative impairment loss in investment in operating limited partnerships	322,505	623,304	-

Other	(152,099)	(272,289)	-

Equity per operating limited partnerships’ combined financial statements	$(1,724,822)	$(5,416,334)	$-

F-43

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The Fund’s investments in operating limited partnerships at March 31, 2018 are summarized as follows:

	Total	Series 15	Series 16
Capital contributions paid and to be paid to operating limited partnerships, net of tax credit adjusters	13,020,543	$1,467,118	$2,786,192

Acquisition costs of operating limited partnerships	1,726,379	191,597	293,893

Syndication costs from operating limited partnerships	(31,623)	-	-

Cumulative distributions from operating limited partnerships	(40,425)	(252)	(8,599)

Cumulative impairment loss in investment in operating limited partnerships	(1,881,446)	(34,041)	(333,505)

Cumulative losses from operating limited partnerships	(12,793,428)	(1,624,422)	(2,737,981)

Investments in operating limited partnerships per balance sheets	-	-	-

The Fund has recorded capital contributions to the operating limited partnerships during the year ended March 31, 2018 which have not been included in the partnership’s capital account included in the operating limited partnerships’ financial statements as of December 31, 2017 (see note A)	(138,624)	(14,246)	(43,920)

The Fund has recorded acquisition costs at March 31, 2018 which have not been recorded in the net assets of the operating limited partnerships (see note A)	(208,552)	(52,671)	(23,359)

Cumulative losses from operating limited partnerships for the three months ended March 31, which the operating limited partnerships have not included in their capital as of December 31, due to different year ends (see note A)	357,921	18,909	-

F-44

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

F-47

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS

	Total	Series 15	Series 16
ASSETS

Buildings and improvements, net of accumulated depreciation	$8,358,500	$-	$3,569,640

Land	1,489,108	-	599,380

Other assets	3,656,349	-	1,931,974

	$13,503,957	$-	$6,100,994

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$23,426,123	$-	$9,850,848

Accounts payable and accrued expenses	1,184,318	-	196,067

Other liabilities	1,288,223	-	571,979

	25,898,664	-	10,618,894
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(11,680,496)	-	(4,539,340)
Other partners	(714,211)	-	21,440

	(12,394,707)	-	(4,517,900)

	$13,503,957	$-	$6,100,994

F-48

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized balance sheets of the operating limited partnerships at December 31, 2018 are as follows:

COMBINED SUMMARIZED BALANCE SHEETS - CONTINUED

	Series 17	Series 18	Series 19
ASSETS

Buildings and improvements, net of accumulated depreciation	$927,584	$3,861,276	$-

Land	175,000	714,728	-

Other assets	821,299	903,076	-

	$1,923,883	$5,479,080	$-

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Mortgages and construction loans payable	$2,880,883	$10,694,392	$-

Accounts payable and accrued expenses	545,464	442,787	-

Other liabilities	123,234	593,010	-

	3,549,581	11,730,189	-
PARTNERS’ CAPITAL (DEFICIT)
Boston Capital Tax Credit Fund III L.P.	(1,724,822)	(5,416,334)	-
Other partners	99,124	(834,775)	-

	(1,625,698)	(6,251,109)	-

	$1,923,883	$5,479,080	$-

F-49

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

F-51

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$4,525,264	$-	$2,051,554
Interest and other	65,379	-	19,960

	4,590,643	-	2,071,514
Expenses
Interest	593,513	-	216,785
Depreciation and amortization	1,086,987	-	460,933
Taxes and insurance	576,112	-	199,870
Repairs and maintenance	1,119,763	-	524,096
Operating expenses	1,914,238	-	805,819
Other expenses	67,851	-	7,914

	5,358,464	-	2,215,417

NET LOSS	$(767,821)	$-	$(143,903)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.	$(810,437)	$-	$(166,527)

Net income (loss) allocated to other partners	$42,616	$-	$22,624

F-52

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2018 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$842,135	$1,631,575	$-
Interest and other	15,306	30,113	-

	857,441	1,661,688	-
Expenses
Interest	127,006	249,722	-
Depreciation and amortization	238,976	387,078	-
Taxes and insurance	105,121	271,121	-
Repairs and maintenance	276,104	319,563	-
Operating expenses	347,561	760,858	-
Other expenses	4,000	55,937	-

	1,098,768	2,044,279	-

NET LOSS	$(241,327)	$(382,591)	$-

Net loss allocated to Boston Capital Tax Credit Fund III L.P.	$(238,912)	$(404,998)	$-

Net income (loss) allocated to other partners	$(2,415)	$22,407	$-

F-53

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS

	Total	Series 15	Series 16
Revenue
Rental	$6,919,800	$1,153,677	$2,125,114
Interest and other	136,457	23,128	25,896

	7,056,257	1,176,805	2,151,010
Expenses
Interest	757,006	92,829	238,102
Depreciation and amortization	1,748,660	297,243	501,821
Taxes and insurance	847,681	131,008	212,583
Repairs and maintenance	1,731,967	300,959	510,900
Operating expenses	2,976,456	541,718	896,468
Other expenses	66,377	-	7,914

	8,128,147	1,363,757	2,367,788

NET LOSS	$(1,071,890)	$(186,952)	$(216,778)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.	$(1,090,861)	$(183,370)	$(249,603)

Net income (loss) allocated to other partners	$18,971	$(3,582)	$32,825

F-54

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE C - INVESTMENTS IN OPERATING LIMITED PARTNERSHIPS (Continued)

The combined summarized statements of operations of the operating limited partnerships for the year ended December 31, 2017 are as follows:

COMBINED SUMMARIZED STATEMENTS OF OPERATIONS - CONTINUED

	Series 17	Series 18	Series 19
Revenue
Rental	$1,158,320	$2,033,200	$449,489
Interest and other	23,502	48,207	15,724

	1,181,822	2,081,407	465,213
Expenses
Interest	106,109	281,788	38,178
Depreciation and amortization	343,736	517,189	88,671
Taxes and insurance	154,864	300,593	48,633
Repairs and maintenance	217,152	585,277	117,679
Operating expenses	465,770	850,774	221,726
Other expenses	9,000	49,463	-

	1,296,631	2,585,084	514,887

NET LOSS	$(114,809)	$(503,677)	$(49,674)

Net loss allocated to Boston Capital Tax Credit Fund III L.P.	$(113,659)	$(495,051)	$(49,178)

Net income (loss) allocated to other partners	$(1,150)	$(8,626)	$(496)

F-55

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Total	Series 15	Series 16

Net income (loss) for financial reporting purposes	$712,045	$965	$(52,824)

Operating limited partnership rents received in advance	7,645	-	-

Accrued fund management fees not deducted (deducted) for tax purposes	(1,170,262)	(245,039)	(75,598)

Other	2,359,263	-	707,013

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(810,437)	-	(166,527)

Excess of tax depreciation over book depreciation on operating limited partnership assets	(180,690)	-	(88,430)

Difference due to fiscal year for book purposes and calendar year for tax purposes	3,390,569	3,051,644	15,366

Income (loss) for tax return purposes, year ended December 31, 2018	$4,308,133	$2,807,570	$339,000

F-56

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

For income tax purposes, the fund reports using a December 31 year-end. The Fund’s net income (loss) for financial reporting and tax return purposes for the year ended March 31, 2019 is reconciled as follows:

	Series 17	Series 18	Series 19

Net income (loss) for financial reporting purposes	$76,643	$754,694	$(67,433)

Operating limited partnership rents received in advance	7,645	-	-

Accrued fund management fees not deducted (deducted) for tax purposes	-	(849,625)	-

Other	676,279	975,971	-

Operating limited partnership losses not recognized for financial reporting purposes under equity method of accounting	(238,912)	(404,998)	-

Excess of tax depreciation over book depreciation on operating limited partnership assets	(5,807)	(86,453)	-

Difference due to fiscal year for book purposes and calendar year for tax purposes	1,262	(1,125,076)	1,447,373

Income (loss) for tax return purposes, year ended December 31, 2018	$517,110	$(735,487)	$1,379,940

F-57

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2019, are as follows:

	Total	Series 15	Series 16

Investments in operating limited partnerships - tax return December 31, 2018	$(14,524,838)	$-	$(6,249,737)

Estimated share of loss for the three months ended March 31, 2019	(236,196)	-	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	12,606,064	-	4,883,010

Impairment loss in investment in operating limited partnerships	(1,279,314)	-	(333,505)

Historic tax credits	-	-	-

Other	3,434,284	-	1,700,232

Investments in operating limited partnerships - as reported	$-	$-	$-

F-60

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE D - RECONCILIATION OF FINANCIAL STATEMENT NET INCOME (LOSS) TO INCOME TAX RETURN (Continued)

The differences between the investments in operating limited partnerships for tax purposes and financial statements purposes at March 31, 2019, are as follows:

	Series 17	Series 18	Series 19

Investments in operating limited partnerships - tax return December 31, 2018	$(1,699,993)	$(6,575,108)	$-

Estimated share of loss for the three months ended March 31, 2019	(64,862)	(171,334)	-

Add back operating limited partnership losses not recognized for financial reporting purposes under the equity method	1,778,668	5,944,386	-

Impairment loss in investment in operating limited partnerships	(322,505)	(623,304)	-

Historic tax credits	-	-	-

Other	308,692	1,425,360	-

Investments in operating limited partnerships - as reported	$-	$-	$-

F-61

Boston Capital Tax Credit Fund III L.P. -

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

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

March 31, 2019 and 2018

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

F-63

Boston Capital Tax Credit Fund III Limited Partnership

Series 15 through Series 19

NOTES TO FINANCIAL STATEMENTS - CONTINUED

March 31, 2019 and 2018

NOTE E - CONCENTRATION OF CREDIT RISK

The Fund maintains its cash and cash equivalent balances in several accounts in various financial institutions. The balances are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to specified limits by each institution. At times, the balances may exceed these insurance limits; however, the fund has not experienced any losses with respect to it balances in excess of FDIC insurance. Management believes that no significant concentration of credit risk with respect to these cash and cash equivalent balances exists as of March 31, 2019.

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

NOTE G - SUBSEQUENT EVENTS

Events that occur after the balance sheet date but before the financial statements were available to be issued must be evaluated for recognition or disclosure. The effects of subsequent events that provide evidence about conditions that existed at the balance sheet date are recognized in the accompanying financial statements. Subsequent events, which provide evidence about conditions that existed after the balance sheet date, require disclosure in the accompanying notes. Management evaluated the activity of the Fund through the date the financial statements were issued, and concluded that no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements.

F-64